UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: February 29

Registrant is making a filing for 27 of its series:

Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, Wells Fargo Dynamic Target 2060 Fund, Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, Wells Fargo Target 2060 Fund, Wells Fargo Emerging Markets Bond Fund, Wells Fargo High Yield Corporate Bond Fund, Wells Fargo International Government Bond Fund, and Wells Fargo U.S. Core Bond Fund.

Date of reporting period: February 29, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

February 29, 2020

Target Date Retirement Funds

∎	Wells Fargo Target Today Fund

∎	Wells Fargo Target 2010 Fund

∎	Wells Fargo Target 2015 Fund

∎	Wells Fargo Target 2020 Fund

∎	Wells Fargo Target 2025 Fund

∎	Wells Fargo Target 2030 Fund

∎	Wells Fargo Target 2035 Fund

∎	Wells Fargo Target 2040 Fund

∎	Wells Fargo Target 2045 Fund

∎	Wells Fargo Target 2050 Fund

∎	Wells Fargo Target 2055 Fund

∎	Wells Fargo Target 2060 Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of February 29, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Target Date Retirement Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Target Date Funds for the 12-month period that ended February 29, 2020. Despite periods of market volatility, particularly at the end of the reporting period in February and with the onset of the novel coronavirus (COVID-19), returns were positive overall for financial markets as supportive central banks addressed concerns over slowing global economic growth and international trade tensions.

Fixed-income and equity investors had mixed annual returns, as U.S. markets led the way, with much stronger annual returns than non-U.S. markets, among both equities and fixed-income investments. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 8.19% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -0.69%. The MSCI EM Index (Net)3 trailed, with a -1.88% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added a healthy 11.68%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.83%, the Bloomberg Barclays Municipal Bond Index6 returned 9.46%, and the ICE BofA U.S. High Yield Index7 added 5.91%.

The year began on a strong note but enthusiasm faded.

Financial markets began the period with a tailwind from an increase in central bank supportive actions in response to slowing global growth and ongoing U.S.-China trade issues. By the end of the first quarter of 2019, more accommodative U.S. Federal Reserve (Fed) sentiment and steady U.S. economic and business metrics encouraged domestic investors.

During April, sustained low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Target Date Retirement Funds

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S.

President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Target Date Retirement Funds  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

Effective July 1, 2020, the Funds’ underlying U.S. large- and small-capitalization companies, international (non-U.S.) developed and emerging markets allocations will no longer seek to track proprietary indexes and their portfolios will be realigned with the methodology summarized below (the “Factor Enhanced Methodology”) over a period of approximately three months. Also effective July 1, 2020, each of the Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund and Wells Fargo Target 2030 Fund will invest a portion of its assets in a new low volatility equity allocation.

Factor Enhanced Methodology. A systematic, rules based methodology designed to build a portfolio of stocks that provides exposure to factors (or characteristics) commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. Those factors include, but are not limited to, value, quality, momentum, size, and low volatility.

4  |  Target Date Retirement Funds

This page is intentionally left blank.

Performance highlights (unaudited)

Wells Fargo Target Date Funds

Investment objective

Each Fund seeks total return over time, consistent with its strategic target asset allocation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date. The Funds will indirectly be exposed to all of the risks of an investment in the affiliated master portfolios and will bear expenses of the underlying affiliated master portfolios.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Funds. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Funds and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage-and asset-backed securities risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target Today Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STWRX)	3-1-1994	1.43	1.73	2.82	7.64	2.94	3.43	0.94	0.65

Class C (WFODX)	12-1-1998	5.80	2.16	2.65	6.80	2.16	2.65	1.69	1.40

Class R (WFRRX)[3]	6-28-2013	–	–	–	7.35	2.66	3.21	1.19	0.90

Class R4 (WOTRX)[4]	11-30-2012	–	–	–	7.98	3.18	3.79	0.66	0.34

Class R6 (WOTDX)	6-30-2004	–	–	–	8.16	3.40	3.94	0.51	0.19

Administrator Class (WFLOX)	11-8-1999	–	–	–	7.76	3.05	3.57	0.86	0.54

S&P Target Date Retirement Income Index[5]	–	–	–	–	7.04	3.97	5.31	–	–

Wells Fargo Target Today Blended Index[6]	–	–	–	–	8.18	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[7]

Please see footnotes on page 9.

Target Date Retirement Funds  |  7

Performance highlights (unaudited)

Target Today Fund (continued)

Holdings (%) as of February 29, 2020[8]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	35.69

Wells Fargo Investment Grade Corporate Bond Portfolio	18.50

Wells Fargo Factor Enhanced Large Cap Portfolio	13.01

Wells Fargo Strategic Retirement Bond Portfolio	12.04

Wells Fargo Factor Enhanced International Portfolio	6.92

Wells Fargo Factor Enhanced Small Cap Portfolio	3.23

Wells Fargo Emerging Markets Bond Portfolio	2.95

Wells Fargo High Yield Corporate Bond Portfolio	2.91

Wells Fargo U.S. REIT Portfolio	2.26

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.06

Volatility metrics as of February 29, 2020[10]

	Beta[11]	Standard deviation[12]	R-squared[13]

Class A	0.87	3.70%	0.91

Class C	0.87	3.72%	0.91

Class R	0.87	3.72%	0.91

Class R4	0.86	3.68%	0.90

Class R6	0.86	3.68%	0.91

Administrator Class	0.86	3.69%	0.91

Portfolio allocation as of February 29, 2020[9]

Please see footnotes on page 9.

8  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target Today Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 1.40% for Class C, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[5]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date Retirement Income Index and the Wells Fargo Target Today Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.

[11]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[12]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[13]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  9

Performance highlights (unaudited)

Target 2010 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STNRX)	3-1-1994	1.37	1.82	3.21	7.57	3.03	3.82	0.91	0.65

Class C (WFOCX)	12-1-1998	5.70	2.25	3.04	6.70	2.25	3.04	1.66	1.40

Class R (WFARX)[3]	6-28-2013	–	–	–	7.29	2.76	3.61	1.16	0.90

Class R4 (WFORX)[4]	11-30-2012	–	–	–	7.90	3.34	4.22	0.63	0.34

Class R6 (WFOAX)	6-30-2004	–	–	–	8.07	3.50	4.33	0.48	0.19

Administrator Class (WFLGX)	11-8-1999	–	–	–	7.77	3.14	3.96	0.83	0.54

S&P Target Date 2010 Index[5]	–	–	–	–	6.76	4.27	6.00	–	–

Wells Fargo Target 2010 Blended Index[6]	–	–	–	–	8.09	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[7]

Please see footnotes on page 12.

10  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2010 Fund (continued)

Holdings (%) as of February 29, 2020[8]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	35.28

Wells Fargo Investment Grade Corporate Bond Portfolio	18.22

Wells Fargo Factor Enhanced Large Cap Portfolio	13.59

Wells Fargo Strategic Retirement Bond Portfolio	11.88

Wells Fargo Factor Enhanced International Portfolio	7.30

Wells Fargo Factor Enhanced Small Cap Portfolio	3.38

Wells Fargo Emerging Markets Bond Portfolio	2.91

Wells Fargo High Yield Corporate Bond Portfolio	2.86

Wells Fargo U.S. REIT Portfolio	2.37

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.21

Volatility metrics as of February 29, 2020[10]

	Beta[11]	Standard deviation[12]	R-squared[13]

Class A	0.80	3.95%	0.91

Class C	0.79	3.93%	0.90

Class R	0.79	3.92%	0.90

Class R4	0.79	3.90%	0.90

Class R6	0.79	3.90%	0.90

Administrator Class	0.78	3.87%	0.90

Portfolio allocation as of February 29, 2020[9]

Please see footnotes on page 12.

Target Date Retirement Funds  |  11

Performance highlights (unaudited)

Target 2010 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 1.40% for Class C, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[5]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2010 Index and the Wells Fargo Target 2010 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2010 Index over 36 months.

[11]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[12]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[13]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

12  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2015 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFACX)[3]	11-30-2012	1.01	2.11	3.87	7.18	3.31	4.48	0.89	0.65

Class R (WFBRX)[4]	6-28-2013	–	–	–	6.80	3.05	4.22	1.14	0.90

Class R4 (WFSRX)[5]	11-30-2012	–	–	–	7.57	3.64	4.83	0.61	0.34

Class R6 (WFSCX)	6-29-2007	–	–	–	7.74	3.80	4.94	0.46	0.19

Administrator Class (WFFFX)	6-29-2007	–	–	–	7.20	3.45	4.58	0.81	0.54

S&P Target Date 2015 Index[6]	–	–	–	–	6.33	4.58	6.66	–	–

Wells Fargo Target 2015 Blended Index[7]	–	–	–	–	7.60	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[8]

Please see footnotes on page 15.

Target Date Retirement Funds  |  13

Performance highlights (unaudited)

Target 2015 Fund (continued)

Holdings (%) as of February 29, 2020[9]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	33.26

Wells Fargo Investment Grade Corporate Bond Portfolio	17.17

Wells Fargo Factor Enhanced Large Cap Portfolio	15.85

Wells Fargo Strategic Retirement Bond Portfolio	11.20

Wells Fargo Factor Enhanced International Portfolio	8.44

Wells Fargo Factor Enhanced Small Cap Portfolio	3.94

Wells Fargo U.S. REIT Portfolio	2.80

Wells Fargo Emerging Markets Bond Portfolio	2.74

Wells Fargo High Yield Corporate Bond Portfolio	2.69

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.56

Volatility metrics as of February 29, 2020[11]

	Beta[12]	Standard deviation[13]	R-squared[14]

Class A	0.78	4.42%	0.92

Class R	0.78	4.42%	0.92

Class R4	0.78	4.43%	0.92

Class R6	0.77	4.38%	0.92

Administrator Class	0.78	4.41%	0.92

Portfolio allocation as of February 29, 2020[10]

Please see footnotes on page 15.

14  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2015 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.

[4]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[5]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[6]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2015 Index and the Wells Fargo Target 2015 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.

[12]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[13]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[14]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  15

Performance highlights (unaudited)

Target 2020 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (STTRX)	3-1-1994	0.40	2.44	4.57	6.53		3.66	5.20	0.75	0.65

Class C (WFLAX)	12-1-1998	4.79	2.90	4.42	5.79		2.90	4.42	1.50	1.40

Class R (WFURX)[3]	6-28-2013	–	–	–	6.32		3.43	5.01	1.00	0.90

Class R4 (WFLRX)[4]	11-30-2012	–	–	–	6.90	*	4.00	5.61	0.47	0.34

Class R6 (WFOBX)	6-30-2004	–	–	–	7.06		4.15	5.72	0.32	0.19

Administrator Class (WFLPX)	11-08-1999	–	–	–	6.73		3.77	5.34	0.67	0.54

S&P Target Date 2020 Index[5]	–	–	–	–	6.06		4.86	7.24	–	–

Wells Fargo Target 2020 Blended Index[6]	–	–	–	–	7.05		–	–	–	–
*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[7]

Please see footnotes on page 18.

16  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2020 Fund (continued)

Holdings (%) as of February 29, 2020[8]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	30.63

Wells Fargo Factor Enhanced Large Cap Portfolio	18.69

Wells Fargo Investment Grade Corporate Bond Portfolio	15.80

Wells Fargo Factor Enhanced International Portfolio	10.00

Wells Fargo Strategic Retirement Bond Portfolio	9.48

Wells Fargo Factor Enhanced Small Cap Portfolio	4.69

Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.04

Wells Fargo U.S. REIT Portfolio	2.93

Wells Fargo Emerging Markets Bond Portfolio	2.52

Wells Fargo High Yield Corporate Bond Portfolio	2.48

Volatility metrics as of February 29, 2020[10]

	Beta[11]	Standard deviation[12]	R-squared[13]

Class A	0.83	5.20%	0.95

Class C	0.83	5.20%	0.95

Class R	0.81	5.13%	0.95

Class R4	0.82	5.16%	0.95

Class R6	0.82	5.17%	0.95

Administrator Class	0.82	5.18%	0.95

Portfolio allocation as of February 29, 2020[9]

Please see footnotes on page 18.

Target Date Retirement Funds  |  17

Performance highlights (unaudited)

Target 2020 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 1.40% for Class C, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[5]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2020 Index and the Wells Fargo Target 2020 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.

[11]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[12]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[13]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

18  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2025 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFAYX)[3]	11-30-2012	-0.37	2.76	5.44	5.71	3.98	6.07	0.78	0.65

Class R (WFHRX)[4]	6-28-2013	–	–	–	5.37	3.56	5.71	1.03	0.90

Class R4 (WFGRX)[5]	11-30-2012	–	–	–	6.16	4.30	6.43	0.50	0.34

Class R6 (WFTYX)	6-29-2007	–	–	–	6.15	4.48	6.54	0.35	0.19

Administrator Class (WFTRX)	6-29-2007	–	–	–	5.88	4.13	6.18	0.70	0.54

S&P Target Date 2025 Index[6]	–	–	–	–	5.49	5.13	7.70	–	–

Wells Fargo Target 2025 Blended Index[7]	–	–	–	–	6.10	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[8]

Please see footnotes on page 21.

Target Date Retirement Funds  |  19

Performance highlights (unaudited)

Target 2025 Fund (continued)

Holdings (%) as of February 29, 2020[9]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	27.49

Wells Fargo Factor Enhanced Large Cap Portfolio	23.84

Wells Fargo Investment Grade Corporate Bond Portfolio	14.24

Wells Fargo Factor Enhanced International Portfolio	13.40

Wells Fargo Factor Enhanced Small Cap Portfolio	5.96

Wells Fargo Strategic Retirement Bond Portfolio	4.51

Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.07

Wells Fargo Emerging Markets Bond Portfolio	2.26

Wells Fargo High Yield Corporate Bond Portfolio	2.22

Wells Fargo U.S. REIT Portfolio	2.09

Volatility metrics as of February 29, 2020[11]

	Beta[12]	Standard deviation[13]	R-squared[14]

Class A	0.83	6.18%	0.97

Class R	0.84	6.27%	0.96

Class R4	0.82	6.13%	0.97

Class R6	0.85	6.33%	0.97

Administrator Class	0.83	6.21%	0.97

Portfolio allocation as of February 29, 2020[10]

Please see footnotes on page 21.

20  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2025 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.

[4]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[5]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[6]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2025 Index and the Wells Fargo Target 2025 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.

[12]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[13]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[14]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  21

Performance highlights (unaudited)

Target 2030 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STHRX)	3-1-1994	-1.27	3.08	6.15	4.72	4.32	6.77	0.76	0.65

Class C (WFDMX)	12-1-1998	2.92	3.53	5.97	3.92	3.53	5.97	1.51	1.40

Class R (WFJRX)[3]	6-28-2013	–	–	–	4.48	4.04	6.56	1.01	0.90

Class R4 (WTHRX)[4]	11-30-2012	–	–	–	5.07	4.65	7.19	0.48	0.34

Class R6 (WFOOX)	6-30-2004	–	–	–	5.15	4.79	7.29	0.33	0.19

Administrator Class (WFLIX)	11-8-1999	–	–	–	4.86	4.44	6.92	0.68	0.54

S&P Target Date 2030 Index[5]	–	–	–	–	4.83	5.34	8.10	–	–

Wells Fargo Target 2030 Blended Index[6]	–	–	–	–	5.07	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[7]

Please see footnotes on page 24.

22  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2030 Fund (continued)

Holdings (%) as of February 29, 2020[8]

Wells Fargo Factor Enhanced Large Cap Portfolio	29.09

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	23.61

Wells Fargo Factor Enhanced International Portfolio	17.06

Wells Fargo Investment Grade Corporate Bond Portfolio	12.23

Wells Fargo Factor Enhanced Small Cap Portfolio	7.26

Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.17

Wells Fargo Emerging Markets Bond Portfolio	1.92

Wells Fargo High Yield Corporate Bond Portfolio	1.90

Wells Fargo Strategic Retirement Bond Portfolio	1.15

Wells Fargo U.S. REIT Portfolio	0.76

Volatility metrics as of February 29, 2020[10]

	Beta[11]	Standard deviation[12]	R-squared[13]

Class A	0.85	7.40%	0.98

Class C	0.85	7.38%	0.98

Class R	0.85	7.41%	0.98

Class R4	0.85	7.36%	0.98

Class R6	0.85	7.41%	0.98

Administrator Class	0.85	7.40%	0.98

Portfolio allocation as of February 29, 2020[9]

Please see footnotes on page 24.

Target Date Retirement Funds  |  23

Performance highlights (unaudited)

Target 2030 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses represeningt the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 1.40% for Class C, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[5]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2030 Index and the Wells Fargo Target 2030 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.

[11]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[12]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[13]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

24  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2035 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFQBX)[3]	11-30-2012	-2.26	3.28	6.78	3.70	4.51	7.41	0.80	0.65

Class R (WFKRX)[4]	6-28-2013	–	–	–	3.46	4.24	7.14	1.05	0.90

Class R4 (WTTRX)[5]	11-30-2012	–	–	–	3.99	4.84	7.76	0.52	0.34

Class R6 (WFQRX)	6-29-2007	–	–	–	4.16	4.99	7.87	0.37	0.19

Administrator Class (WFQWX)	6-29-2007	–	–	–	3.75	4.61	7.49	0.72	0.54

S&P Target Date 2035 Index[6]	–	–	–	–	4.15	5.52	8.44	–	–

Wells Fargo Target 2035 Blended Index[7]	–	–	–	–	3.93	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[8]

Please see footnotes on page 27.

Target Date Retirement Funds  |  25

Performance highlights (unaudited)

Target 2035 Fund (continued)

Holdings (%) as of February 29, 2020[9]

Wells Fargo Factor Enhanced Large Cap Portfolio	34.13

Wells Fargo Factor Enhanced International Portfolio	20.86

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	18.05

Wells Fargo Investment Grade Corporate Bond Portfolio	9.34

Wells Fargo Factor Enhanced Small Cap Portfolio	8.53

Wells Fargo Factor Enhanced Emerging Markets Portfolio	6.28

Wells Fargo Emerging Markets Bond Portfolio	1.49

Wells Fargo High Yield Corporate Bond Portfolio	1.46

Volatility metrics as of February 29, 2020[11]

	Beta[12]	Standard deviation[13]	R-squared[14]

Class A	0.86	8.50%	0.98

Class R	0.86	8.48%	0.98

Class R4	0.87	8.60%	0.98

Class R6	0.86	8.52%	0.98

Administrator Class	0.87	8.55%	0.98

Portfolio allocation as of February 29, 2020[10]

Please see footnotes on page 27.

26  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2035 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.

[4]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[5]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[6]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2035 Index and the Wells Fargo Target 2035 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.

[12]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[13]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[14]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  27

Performance highlights (unaudited)

Target 2040 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STFRX)	3-1-1994	-3.23	3.37	7.13	2.68	4.60	7.76	0.78	0.65

Class C (WFOFX)	7-1-1998	0.87	3.81	6.95	1.87	3.81	6.95	1.53	1.40

Class R (WFMRX)[3]	6-28-2013	–	–	–	2.44	4.35	7.56	1.03	0.90

Class R4 (WTFRX)[4]	11-30-2012	–	–	–	2.94	4.93	8.17	0.50	0.34

Class R6 (WFOSX)	6-30-2004	–	–	–	3.09	5.07	8.28	0.35	0.19

Administrator Class (WFLWX)	11-8-1999	–	–	–	2.82	4.72	7.91	0.70	0.54

S&P Target Date 2040 Index[5]	–	–	–	–	3.70	5.65	8.68	–	–

Wells Fargo Target 2040 Blended Index[6]	–	–	–	–	2.90	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[7]

Please see footnotes on page 30.

28  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2040 Fund (continued)

Holdings (%) as of February 29, 2020[8]

Wells Fargo Factor Enhanced Large Cap Portfolio	38.24

Wells Fargo Factor Enhanced International Portfolio	24.19

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	12.33

Wells Fargo Factor Enhanced Small Cap Portfolio	9.52

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.34

Wells Fargo Investment Grade Corporate Bond Portfolio	6.39

Wells Fargo Emerging Markets Bond Portfolio	1.01

Wells Fargo High Yield Corporate Bond Portfolio	1.00

Volatility metrics as of February 29, 2020[10]

	Beta[11]	Standard deviation[12]	R-squared[13]

Class A	0.89	9.42%	0.99

Class C	0.89	9.43%	0.99

Class R	0.89	9.40%	0.99

Class R4	0.89	9.41%	0.98

Class R6	0.89	9.39%	0.99

Administrator Class	0.89	9.39%	0.99

Portfolio allocation as of February 29, 2020[9]

Please see footnotes on page 30.

Target Date Retirement Funds  |  29

Performance highlights (unaudited)

Target 2040 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 1.40% for Class C, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[5]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2040 Index and the Wells Fargo Target 2040 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.

[11]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[12]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[13]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

30  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2045 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (WFQVX)[3]	11-30-2012	-3.78	3.47	7.41	2.14		4.69	8.04	0.85	0.65

Class R (WFNRX)[4]	6-28-2013	–	–	–	1.81		4.44	7.78	1.10	0.90

Class R4 (WFFRX)[5]	11-30-2012	–	–	–	2.46	*	5.01	8.41	0.57	0.34

Class R6 (WFQPX)	6-29-2007	–	–	–	2.64		5.19	8.51	0.42	0.19

Administrator Class (WFQYX)	6-29-2007	–	–	–	2.21		4.79	8.11	0.77	0.54

S&P Target Date 2045 Index[6]	–	–	–	–	3.43		5.73	8.84	–	–

Wells Fargo Target 2045 Blended Index[7]	–	–	–	–	2.32		–	–	–	–
*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[8]

Please see footnotes on page 33.

Target Date Retirement Funds  |  31

Performance highlights (unaudited)

Target 2045 Fund (continued)

Holdings (%) as of February 29, 2020[9]

Wells Fargo Factor Enhanced Large Cap Portfolio	40.46

Wells Fargo Factor Enhanced International Portfolio	26.09

Wells Fargo Factor Enhanced Small Cap Portfolio	10.18

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	9.24

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.91

Wells Fargo Investment Grade Corporate Bond Portfolio	4.76

Wells Fargo Emerging Markets Bond Portfolio	0.75

Wells Fargo High Yield Corporate Bond Portfolio	0.75

Volatility metrics as of February 29, 2020[11]

	Beta[12]	Standard deviation[13]	R-squared[14]

Class A	0.91	10.03%	0.99

Class R	0.90	9.97%	0.99

Class R4	0.91	10.00%	0.99

Class R6	0.91	9.98%	0.99

Administrator Class	0.90	9.96%	0.99

Portfolio allocation as of February 29, 2020[10]

Please see footnotes on page 33.

32  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2045 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.

[4]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[6]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2045 Index and the Wells Fargo Target 2045 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.

[12]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[13]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[14]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  33

Performance highlights (unaudited)

Target 2050 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFQAX)[3]	11-30-2012	-4.04	3.47	7.44	1.74	4.70	8.07	0.81	0.65

Class C (WFQCX)[4]	11-30-2012	-0.12	3.90	7.26	0.88	3.90	7.26	1.56	1.40

Class R (WFWRX)[5]	6-28-2013	–	–	–	1.38	4.41	7.79	1.06	0.90

Class R4 (WQFRX)[6]	11-30-2012	–	–	–	1.89	5.01	8.43	0.53	0.34

Class R6 (WFQFX)	6-29-2007	–	–	–	2.18	5.18	8.54	0.38	0.19

Administrator Class (WFQDX)	6-29-2007	–	–	–	1.70	4.81	8.15	0.73	0.54

S&P Target Date 2045 Index[7]	–	–	–	–	3.43	5.73	8.84	–	–

S&P Target Date 2050 Index[7]	–	–	–	–	3.24	5.81	–	–	–

Wells Fargo Target 2050 Blended Index[8]	–	–	–	–	1.87	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[9]

Please see footnotes on page 36.

34  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2050 Fund (continued)

Holdings (%) as of February 29, 2020[10]

Wells Fargo Factor Enhanced Large Cap Portfolio	42.25

Wells Fargo Factor Enhanced International Portfolio	27.80

Wells Fargo Factor Enhanced Small Cap Portfolio	10.55

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.39

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.49

Wells Fargo Investment Grade Corporate Bond Portfolio	3.37

Wells Fargo Emerging Markets Bond Portfolio	0.53

Wells Fargo High Yield Corporate Bond Portfolio	0.53

Volatility metrics as of February 29, 2020[12]

	Beta[13]	Standard deviation[14]	R-squared[15]

Class A	0.91	10.25%	0.99

Class C	0.91	10.32%	0.99

Class R	0.91	10.28%	0.99

Class R4	0.91	10.32%	0.99

Class R6	0.92	10.33%	0.99

Administrator Class	0.91	10.28%	0.99

Portfolio allocation as of February 29, 2020[11]

Please see footnotes on page 36.

Target Date Retirement Funds  |  35

Performance highlights (unaudited)

Target 2050 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 1.40% for Class C, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.

[4]

Historical performance shown for Class C shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class C shares.

[5]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[6]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[7]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[8]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2050 Index and the Wells Fargo Target 2050 Blended Index. The performance shown for the S&P Target Date 2050 Index represents the returns of the S&P Target Date 2045 Index from 2/28/2009 to 05/31/2012 and the S&P Target Date 2050 Index from 6/1/2012 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.

[13]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[14]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[15]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

36  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2055 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (WFQZX)[3]	11-30-2012	-4.26	3.45	6.05	1.62	4.68	6.78		1.27	0.65

Class R (WFYRX)[4]	6-28-2013	–	–	–	1.43	4.42	6.44		1.52	0.90

Class R4 (WFVRX)[5]	11-30-2012	–	–	–	1.98	5.00	7.13		0.99	0.34

Class R6 (WFQUX)	6-30-2011	–	–	–	2.10	5.17	7.25		0.84	0.19

Administrator Class (WFLHX)	6-30-2011	–	–	–	1.74	4.81	6.88		1.19	0.54

S&P Target Date 2055 Index[6]	–	–	–	–	3.17	5.86	7.95	*	–	–

Wells Fargo Target 2055 Blended Index[7]	–	–	–	–	1.87	–	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[8]

Please see footnotes on page 39.

Target Date Retirement Funds  |  37

Performance highlights (unaudited)

Target 2055 Fund (continued)

Holdings (%) as of February 29, 2020[9]

Wells Fargo Factor Enhanced Large Cap Portfolio	42.42

Wells Fargo Factor Enhanced International Portfolio	28.08

Wells Fargo Factor Enhanced Small Cap Portfolio	10.58

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.48

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.58

Wells Fargo Investment Grade Corporate Bond Portfolio	3.40

Wells Fargo Emerging Markets Bond Portfolio	0.54

Wells Fargo High Yield Corporate Bond Portfolio	0.54

Volatility metrics as of February 29, 2020[11]

	Beta[12]	Standard deviation[13]	R-squared[14]

Class A	0.90	10.25%	0.99

Class R	0.90	10.28%	0.99

Class R4	0.91	10.30%	0.99

Class R6	0.91	10.33%	0.99

Administrator Class	0.91	10.31%	0.99

Portfolio allocation as of February 29, 2020[10]

Please see footnotes on page 39.

38  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2055 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.18% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.

[4]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.

[5]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.

[6]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2055 Index and the Wells Fargo Target 2055 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.

[12]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[13]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[14]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  39

Performance highlights (unaudited)

Target 2060 Fund

Average annual total returns (%) as of February 29, 2020

		Including Sales Charge		Excluding Sales Charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WFAFX)	6-30-2015	-4.19	3.99	1.67	5.32		2.51	0.65

Class C (WFCFX)	6-30-2015	-0.06	4.54	0.94	4.54		3.26	1.40

Class R (WFRFX)	6-30-2015	–	–	1.42	5.04		2.76	0.90

Class R4 (WFSFX)	6-30-2015	–	–	1.94	5.66		2.23	0.34

Class R6 (WFUFX)	6-30-2015	–	–	2.07	5.79		2.08	0.19

Administrator Class (WFDFX)	6-30-2015	–	–	1.79	5.45		2.43	0.54

S&P Target Date 2055 Index[3]	–	–	–	3.17	6.48	*	–	–

S&P Target Date 2060+ Index3,**	–	–	–	3.25	–		–	–

Wells Fargo Target 2060 Blended Index[4]	–	–	–	1.87	–		–	–
*	Based on the inception date of the oldest Fund class.

**	The inception date of the index is May 31, 2016.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 42.

40  |  Target Date Retirement Funds

Performance highlights (unaudited)

Target 2060 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	42.48

Wells Fargo Factor Enhanced International Portfolio	28.13

Wells Fargo Factor Enhanced Small Cap Portfolio	10.60

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.48

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.39

Wells Fargo Investment Grade Corporate Bond Portfolio	3.29

Wells Fargo Emerging Markets Bond Portfolio	0.52

Wells Fargo High Yield Corporate Bond Portfolio	0.52

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.90	10.37%	0.99

Class C	0.90	10.38%	0.99

Class R	0.90	10.36%	0.99

Class R4	0.90	10.35%	0.99

Class R6	0.90	10.36%	0.99

Administrator Class	0.90	10.33%	0.99

Portfolio allocation as of February 29, 2020[7]

Please see footnotes on page 42.

Target Date Retirement Funds  |  41

Performance highlights (unaudited)

Target 2060 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.18% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.65% for Class A, 1.40% for Class C, 0.90% for Class R, 0.34% for Class R4, 0.19% for Class R6, and 0.54% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2060+ Index and the Wells Fargo Target 2060 Blended Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 6/30/2015 to 4/30/2016 and the S&P Target Date 2060+ Index from 5/1/2016 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2060+ Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

42  |  Target Date Retirement Funds

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Highlights

The Wells Fargo Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed to provide high levels of diversification across equity and fixed-income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while remaining diversified to manage risks during bear markets.

All of the Wells Fargo Target Date Funds invest at different allocation levels in the same underlying portfolios that seek to replicate indices comprising a blend of factor-enhanced equity and factor-enhanced bond investments, including domestic, international, and emerging market equities and debt. The breadth and depth of diversification and disciplined asset allocation help manage risk but do not eliminate it. The factor-enhanced equity indices contain a broad mix of large-cap, mid-cap, small-cap, growth, value, and international stocks, including emerging markets. The fixed-income indices invest in several types of fixed-income securities, including U.S. and non-U.S. government bonds, corporate bonds, and high-yield securities. In addition, depending on the number of years to the target retirement date, the portfolios invest in other assets: real estate investment trusts (REITs) and Treasury Inflation-Protected Securities.

The Funds address investment risk through diversification and disciplined asset allocation.

The Wells Fargo Target Date Funds are designed to become more conservative as a fund moves down the glide path and its target date approaches. Our goal is to manage the relative risk of each Fund as dictated by the glide path. A fund’s targeted risk is not the same as a fund’s equity allocation percentage because fixed-income securities, other assets, and cash equivalents carry risks. While asset allocation and diversification do not ensure or guarantee better performance and cannot eliminate the risk of investment losses, on a monthly basis, we adjust each Target Date Fund’s allocations to equities, fixed income, other assets, and cash equivalents in response to changing market conditions and the Fund’s movement down the strategic glide path that represents relative risk as it moves toward the target retirement date.

Global equity markets experienced a steep sell-off beginning in February 2020.

For the 12-month period that ended February 29, 2020, each Wells Fargo Target Date Fund posted positive returns, with the near-dated funds generating higher absolute returns due to their higher fixed-income allocations. Twelve funds comprise the Wells Fargo Target Date Funds. Seven of the funds offer six share classes, including two classes with sales charges. Five of the funds offer five share classes, including one class with sales charges. In general, the relative performance was stronger in the near-dated funds.

After ending the fourth quarter of 2019 on a high note, some of those gains were reversed at the end of February as a result of the novel coronavirus (COVID-19) expanding globally. Domestically, the S&P 500 Index1 rose 8.19% for the 12-month period that ended February 29, 2020. For the same period, the Russell 2000® Index2 returned -4.92% while foreign markets also did not fare well, with the MSCI EAFE Index (Net)3 falling 0.57% and the MSCI EM Index (Net)4 declining 1.88%. The Bloomberg Barclays U.S. Aggregate Bond Index5 rose 11.68% for the period while the Bloomberg Barclays Global Aggregate ex U.S. Index6 returned 4.83%.

During the one-year period, while stocks as a whole produced positive results, both large caps and REITs were the main contributors, while foreign and small-cap stocks produced negative results. On a relative basis, the REIT, international, and small-cap stocks in the portfolio tended to outperform their market benchmarks. Meanwhile, the large-cap and emerging market portfolios lagged their benchmark during the period. The exposure to foreign and small-cap stocks detracted from absolute performance. Funds with larger fixed-income allocations relative to other funds achieved higher absolute returns than funds with relatively larger allocations to small-cap, international, and emerging market equities, which delivered negative results during the year. The Target 2050 Fund, Target 2055 Fund, and Target 2060 Fund, which had not begun to move down the glide path, had the highest total equity exposures over the past 12 months. The shortest-dated Target Today Fund remained invested at its minimum allowable equity allocation during the period.

Global macroeconomic conditions are clouded by the coronavirus.

At the time of this writing, the impact of the coronavirus is the major source of global uncertainty. The full impact the coronavirus will have on the economy and the financial markets is unknown. The situation has quickly escalated, but we don’t know if it will hit catastrophic and tragic levels. Initial economic reports show some signs of weakness from the supply and demand disruption caused by the quarantine in China. Concerns over travel are also having a negative impact on the economy.

Please see footnotes on page 44.

Target Date Retirement Funds  |  43

Performance highlights (unaudited)

Governments have started to take actions but these efforts are limited and not coordinated. Global central banks have also started to take action as more countries beyond China are being affected by the virus.

So, we return to the question we cannot yet answer: How deep is the damage from the coronavirus? Time will provide us a clearer picture as more data is released. Could the virus kill the economic expansion and hopes of a global rebound from the malaise of 2019? The prognosis is unclear at the moment, but do not count out a U.S. economy that has proven to be resilient. As of period-end, unemployment and inflation were low. Central banks have been accommodative. Industrial production and retail sales have been disappointing. Economic growth forecasts have fallen, so at least the market seems to be pricing in lower growth. As more information becomes available, we will continue to reevaluate the portfolio’s risk/reward composition and make adjustments as required.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[4]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]

Bloomberg Barclays Global Aggregate ex U.S. Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

44  |  Target Date Retirement Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2019 to February 29, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Today Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,016.29	$3.06	0.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.07	0.61%

Class C

Actual	$1,000.00	$1,011.87	$7.00	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R

Actual	$1,000.00	$1,014.55	$4.51	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$1,017.37	$1.71	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,019.30	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$1,017.38	$2.66	0.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$2.66	0.53%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  45

Fund expenses (unaudited)

Target 2010 Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,016.88	$3.11	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12	0.62%

Class C

Actual	$1,000.00	$1,012.30	$7.00	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R

Actual	$1,000.00	$1,015.07	$4.56	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.57	0.90%

Class R4

Actual	$1,000.00	$1,018.35	$1.71	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,019.11	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$1,017.13	$2.71	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%
Target 2015 Fund

Class A

Actual	$1,000.00	$1,015.18	$3.01	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Class R

Actual	$1,000.00	$1,012.77	$4.50	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$1,016.49	$1.70	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,017.40	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$1,015.09	$2.71	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%
Target 2020 Fund

Class A

Actual	$1,000.00	$1,013.06	$3.05	0.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.07	0.61%

Class C

Actual	$1,000.00	$1,009.23	$6.99	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R

Actual	$1,000.00	$1,011.46	$4.50	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$1,014.83	$1.70	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,015.51	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$1,013.65	$2.70	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

46  |  Target Date Retirement Funds

Fund expenses (unaudited)

Target 2025 Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,009.99	$3.00	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Class R

Actual	$1,000.00	$1,007.91	$4.49	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$1,012.82	$1.70	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,012.72	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$1,010.59	$2.70	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%
Target 2030 Fund

Class A

Actual	$1,000.00	$1,006.23	$3.09	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12	0.62%

Class C

Actual	$1,000.00	$1,002.56	$6.97	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R

Actual	$1,000.00	$1,005.58	$4.44	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.47	0.89%

Class R4

Actual	$1,000.00	$1,008.17	$1.70	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,008.85	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$1,006.95	$2.69	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%
Target 2035 Fund

Class A

Actual	$1,000.00	$1,003.01	$3.04	0.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.07	0.61%

Class R

Actual	$1,000.00	$1,001.01	$4.48	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$1,004.65	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,004.85	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$1,002.56	$2.69	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  47

Fund expenses (unaudited)

Target 2040 Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$998.45	$3.13	0.63%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.17	0.63%

Class C

Actual	$1,000.00	$993.58	$6.94	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R

Actual	$1,000.00	$996.78	$4.47	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$999.30	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$1,000.08	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$998.71	$2.68	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%
Target 2045 Fund

Class A

Actual	$1,000.00	$995.65	$3.08	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12	0.62%

Class R

Actual	$1,000.00	$994.15	$4.46	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$996.61	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$998.26	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$995.65	$2.68	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%
Target 2050 Fund

Class A

Actual	$1,000.00	$993.74	$3.07	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12	0.62%

Class C

Actual	$1,000.00	$989.26	$6.92	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R

Actual	$1,000.00	$991.58	$4.46	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$993.98	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$995.40	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$993.38	$2.68	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

48  |  Target Date Retirement Funds

Fund expenses (unaudited)

Target 2055 Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$993.03	$3.07	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12	0.62%

Class R

Actual	$1,000.00	$992.53	$4.46	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$994.91	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$995.18	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$994.15	$2.68	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%
Target 2060 Fund

Class A

Actual	$1,000.00	$993.27	$3.17	0.64%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.22	0.64%

Class C

Actual	$1,000.00	$989.49	$6.93	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R

Actual	$1,000.00	$992.06	$4.46	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

Class R4

Actual	$1,000.00	$994.65	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.17	$1.71	0.34%

Class R6

Actual	$1,000.00	$995.03	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96	0.19%

Administrator Class

Actual	$1,000.00	$993.69	$2.68	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  49

Portfolio of investments—February 29, 2020

TARGET TODAY FUND

Value
Investment Companies: 99.57%

Affiliated Master Portfolios: 99.57%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$22,901,338
Wells Fargo Emerging Markets Bond Portfolio	1,895,415
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1,323,937
Wells Fargo Factor Enhanced International Portfolio	4,440,914
Wells Fargo Factor Enhanced Large Cap Portfolio	8,346,795
Wells Fargo Factor Enhanced Small Cap Portfolio	2,075,970
Wells Fargo High Yield Corporate Bond Portfolio	1,865,859
Wells Fargo Investment Grade Corporate Bond Portfolio	11,869,651
Wells Fargo Strategic Retirement Bond Portfolio	7,722,631
Wells Fargo U.S. REIT Portfolio	1,450,556

Total Investment Companies (Cost $56,495,254)	63,893,066

Total investments in securities (Cost $56,495,254)	99.57%	63,893,066

Other assets and liabilities, net	0.43	273,647

Total net assets	100.00%	$64,166,713

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.85%	3.44%	$154,813	$1,610,053	$559,441	$0	$6,898	$22,901,338
Wells Fargo Emerging Markets Bond Portfolio	4.56	4.45	19,585	45,063	106,738	0	343	1,895,415
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.58	0.61	(43,922)	(68,181)	202	42,691	827	1,323,937
Wells Fargo Factor Enhanced International Portfolio	0.73	0.76	10,428	(25,441)	312	137,615	2647	4,440,914
Wells Fargo Factor Enhanced Large Cap Portfolio	0.84	0.87	718,058	(399,248)	980	211,321	5,236	8,346,795
Wells Fargo Factor Enhanced Small Cap Portfolio	0.88	0.90	71,983	(210,279)	298	35,287	1,677	2,075,970
Wells Fargo High Yield Corporate Bond Portfolio	2.31	3.46	(37,249)	3,568	117,779	0	543	1,865,859
Wells Fargo Investment Grade Corporate Bond Portfolio	4.64	4.53	175,309	1,178,785	450,272	0	1,326	11,869,651
Wells Fargo Strategic Retirement Bond Portfolio	10.90	10.17	35,893	374,173	190,142	0	511	7,722,631
Wells Fargo U.S. REIT Portfolio	3.85	5.66	191,301	(169,839)	0	44,785	134	1,450,556

			$1,296,199	$2,338,654	$1,426,164	$471,699	$20,142	$63,893,066	99.57%

The accompanying notes are an integral part of these financial statements.

50  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

TARGET 2010 FUND

Value
Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$20,362,341
Wells Fargo Emerging Markets Bond Portfolio	1,679,191
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1,277,250
Wells Fargo Factor Enhanced International Portfolio	4,215,131
Wells Fargo Factor Enhanced Large Cap Portfolio	7,844,881
Wells Fargo Factor Enhanced Small Cap Portfolio	1,952,689
Wells Fargo High Yield Corporate Bond Portfolio	1,648,043
Wells Fargo Investment Grade Corporate Bond Portfolio	10,514,999
Wells Fargo Strategic Retirement Bond Portfolio	6,859,297
Wells Fargo U.S. REIT Portfolio	1,368,029

Total Investment Companies (Cost $37,841,350)	57,721,851

Total investments in securities (Cost $37,841,350)	100.00%	57,721,851

Other assets and liabilities, net	0.00	(2,054)

Total net assets	100.00%	$57,719,797

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.71%	3.06%	$152,750	$1,459,564	$505,252	$0	$6,219	$20,362,341
Wells Fargo Emerging Markets Bond Portfolio	4.40	3.95	18,280	43,468	96,254	0	312	1,679,191
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.62	0.59	(42,337)	(72,513)	203	42,538	828	1,277,250
Wells Fargo Factor Enhanced International Portfolio	0.77	0.72	10,260	(12,739)	308	138,268	2,640	4,215,131
Wells Fargo Factor Enhanced Large Cap Portfolio	0.89	0.82	704,241	(329,098)	980	208,032	5,206	7,844,881
Wells Fargo Factor Enhanced Small Cap Portfolio	0.93	0.85	69,007	(201,500)	298	35,037	1,665	1,952,689
Wells Fargo High Yield Corporate Bond Portfolio	2.22	3.05	(32,718)	3,778	105,999	0	489	1,648,043
Wells Fargo Investment Grade Corporate Bond Portfolio	4.48	4.01	164,029	1,076,774	406,283	0	1,194	10,514,999
Wells Fargo Strategic Retirement Bond Portfolio	10.52	9.04	36,664	335,600	174,193	0	462	6,859,297
Wells Fargo U.S. REIT Portfolio	4.12	5.34	189,501	(158,103)	0	44,986	131	1,368,029

			$1,269,677	$2,145,231	$1,289,770	$468,861	$19,146	$57,721,851	100.00%

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  51

Portfolio of investments—February 29, 2020

TARGET 2015 FUND

Value
Investment Companies: 100.65%

Affiliated Master Portfolios: 100.65%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$20,816,591
Wells Fargo Emerging Markets Bond Portfolio	1,717,830
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1,600,463
Wells Fargo Factor Enhanced International Portfolio	5,282,239
Wells Fargo Factor Enhanced Large Cap Portfolio	9,919,645
Wells Fargo Factor Enhanced Small Cap Portfolio	2,465,329
Wells Fargo High Yield Corporate Bond Portfolio	1,683,087
Wells Fargo Investment Grade Corporate Bond Portfolio	10,749,102
Wells Fargo Strategic Retirement Bond Portfolio	7,012,044
Wells Fargo U.S. REIT Portfolio	1,752,489

Total Investment Companies (Cost $50,801,015)	62,998,819

Total investments in securities (Cost $50,801,015)	100.65%	62,998,819

Other assets and liabilities, net	(0.65)	(406,385)

Total net assets	100.00%	$62,592,434

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.14%	3.13%	$314,318	$1,454,515	$541,945	$0	$6,687	$20,816,591
Wells Fargo Emerging Markets Bond Portfolio	4.96	4.04	31,519	36,299	103,247	0	337	1,717,830
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.86	0.74	(44,089)	(99,411)	275	57,034	1,124	1,600,463
Wells Fargo Factor Enhanced International Portfolio	1.08	0.90	51,296	(41,670)	413	188,296	3,572	5,282,239
Wells Fargo Factor Enhanced Large Cap Portfolio	1.24	1.03	1,005,915	(497,798)	1,323	279,817	7,032	9,919,645
Wells Fargo Factor Enhanced Small Cap Portfolio	1.30	1.07	107,498	(285,912)	402	47,326	2,248	2,465,329
Wells Fargo High Yield Corporate Bond Portfolio	2.52	3.12	(23,485)	(4,719)	113,982	0	525	1,683,087
Wells Fargo Investment Grade Corporate Bond Portfolio	5.01	4.10	254,795	1,093,411	436,094	0	1,281	10,749,102
Wells Fargo Strategic Retirement Bond Portfolio	11.73	9.24	90,076	323,012	188,421	0	493	7,012,044
Wells Fargo U.S. REIT Portfolio	5.75	6.84	263,926	(220,885)	0	61,187	173	1,752,489

			$2,051,769	$1,756,842	$1,386,102	$633,660	$23,472	$62,998,819	100.65%

The accompanying notes are an integral part of these financial statements.

52  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

TARGET 2020 FUND

Value
Investment Companies: 100.26%

Affiliated Master Portfolios: 100.26%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$112,966,054

Wells Fargo Emerging Markets Bond Portfolio	9,302,103

Wells Fargo Factor Enhanced Emerging Markets Portfolio	11,199,559

Wells Fargo Factor Enhanced International Portfolio	36,889,478

Wells Fargo Factor Enhanced Large Cap Portfolio	68,909,574

Wells Fargo Factor Enhanced Small Cap Portfolio	17,314,004

Wells Fargo High Yield Corporate Bond Portfolio	9,152,870

Wells Fargo Investment Grade Corporate Bond Portfolio	58,277,803

Wells Fargo Strategic Retirement Bond Portfolio	34,971,188

Wells Fargo U.S. REIT Portfolio	10,800,296

Total Investment Companies (Cost $325,671,894)	369,782,929

Total investments in securities (Cost $325,671,894)	100.26%	369,782,929

Other assets and liabilities, net	(0.26)	(960,593)

Total net assets	100.00%	$368,822,336

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	18.88%	16.98%	$726,103	$7,601,672	$2,708,243	$0	$33,386	$112,966,054
Wells Fargo Emerging Markets Bond Portfolio	22.29	21.86	92,129	208,085	514,798	0	1,657	9,302,103
Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.25	5.16	(386,758)	(559,469)	1,799	376,598	7,299	11,199,559
Wells Fargo Factor Enhanced International Portfolio	6.54	6.30	65,244	104,819	2,739	1,216,579	23,365	36,889,478
Wells Fargo Factor Enhanced Large Cap Portfolio	7.38	7.17	6,154,316	(2,693,895)	8,496	1,822,832	45,424	68,909,574
Wells Fargo Factor Enhanced Small Cap Portfolio	7.78	7.54	610,381	(1,676,733)	2,594	304,109	14,498	17,314,004
Wells Fargo High Yield Corporate Bond Portfolio	11.26	16.95	(181,941)	10,478	568,020	0	2,621	9,152,870
Wells Fargo Investment Grade Corporate Bond Portfolio	22.77	22.25	835,289	5,605,583	2,179,217	0	6,415	58,277,803
Wells Fargo Strategic Retirement Bond Portfolio	44.53	46.07	144,524	1,450,969	769,602	0	2,121	34,971,188
Wells Fargo U.S. REIT Portfolio	27.64	42.17	1,350,597	(1,246,152)	0	315,823	952	10,800,296

			$9,409,884	$8,805,357	$6,755,508	$4,035,941	$137,738	$369,782,929	100.26%

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  53

Portfolio of investments—February 29, 2020

TARGET 2025 FUND

Value
Investment Companies: 100.08%

Affiliated Master Portfolios: 100.08%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$68,135,753

Wells Fargo Emerging Markets Bond Portfolio	5,606,503

Wells Fargo Factor Enhanced Emerging Markets Portfolio	10,103,923

Wells Fargo Factor Enhanced International Portfolio	33,225,318

Wells Fargo Factor Enhanced Large Cap Portfolio	59,131,208

Wells Fargo Factor Enhanced Small Cap Portfolio	14,779,867

Wells Fargo High Yield Corporate Bond Portfolio	5,512,065

Wells Fargo Investment Grade Corporate Bond Portfolio	35,320,544

Wells Fargo Strategic Retirement Bond Portfolio	11,196,647

Wells Fargo U.S. REIT Portfolio	5,183,218

Total Investment Companies (Cost $224,424,110)	248,195,046

Total investments in securities (Cost $224,424,110)	100.08%	248,195,046

Other assets and liabilities, net	(0.08)	(204,792)

Total net assets	100.00%	$247,990,254

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	12.05%	10.24%	$1,085,241	$4,307,405	$1,702,847	$0	$21,017	$68,135,753
Wells Fargo Emerging Markets Bond Portfolio	14.31	13.18	107,949	97,092	320,929	0	1,038	5,606,503
Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.98	4.66	(262,364)	(572,066)	1,620	349,830	6,816	10,103,923
Wells Fargo Factor Enhanced International Portfolio	6.25	5.67	364,754	(217,509)	2,377	1,138,685	21,787	33,225,318
Wells Fargo Factor Enhanced Large Cap Portfolio	6.78	6.15	5,984,995	(3,020,982)	7,296	1,620,097	40,561	59,131,208
Wells Fargo Factor Enhanced Small Cap Portfolio	7.13	6.44	667,171	(1,605,419)	2,247	270,519	12,960	14,779,867
Wells Fargo High Yield Corporate Bond Portfolio	7.26	10.21	(63,357)	(22,742)	353,972	0	1,633	5,512,065
Wells Fargo Investment Grade Corporate Bond Portfolio	14.61	13.49	853,504	3,296,130	1,370,421	0	4,032	35,320,544
Wells Fargo Strategic Retirement Bond Portfolio	14.18	14.75	150,098	393,274	243,800	0	674	11,196,647
Wells Fargo U.S. REIT Portfolio	12.83	20.24	655,090	(633,626)	0	143,932	435	5,183,218

			$9,543,081	$2,021,557	$4,005,509	$3,523,063	$110,953	$248,195,046	100.08%

The accompanying notes are an integral part of these financial statements.

54  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

TARGET 2030 Fund

Value
Investment Companies: 100.15%

Affiliated Master Portfolios: 100.15%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$124,815,696

Wells Fargo Emerging Markets Bond Portfolio	10,173,419

Wells Fargo Factor Enhanced Emerging Markets Portfolio	27,330,320

Wells Fargo Factor Enhanced International Portfolio	90,174,111

Wells Fargo Factor Enhanced Large Cap Portfolio	153,797,438

Wells Fargo Factor Enhanced Small Cap Portfolio	38,386,472

Wells Fargo High Yield Corporate Bond Portfolio	10,044,507

Wells Fargo Investment Grade Corporate Bond Portfolio	64,677,796

Wells Fargo Strategic Retirement Bond Portfolio	6,071,987

Wells Fargo U.S. REIT Portfolio	3,997,079

Total Investment Companies (Cost $486,322,891)	529,468,825

Total investments in securities (Cost $486,322,891)	100.15%	529,468,825

Other assets and liabilities, net	(0.15)	(799,549)

Total net assets	100.00%	$528,669,276

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	18.92%	18.76%	$826,077	$8,231,024	$2,812,223	$0	$34,616	$124,815,696
Wells Fargo Emerging Markets Bond Portfolio	22.13	23.91	102,589	221,633	529,763	0	1,700	10,173,419
Wells Fargo Factor Enhanced Emerging Markets Portfolio	11.68	12.59	(883,282)	(1,496,042)	3,948	861,177	16,570	27,330,320
Wells Fargo Factor Enhanced International Portfolio	14.90	15.39	228,681	(514,268)	5,953	2,835,861	54,704	90,174,111
Wells Fargo Factor Enhanced Large Cap Portfolio	15.17	16.00	13,310,342	(7,752,029)	17,166	3,880,424	96,087	153,797,438
Wells Fargo Factor Enhanced Small Cap Portfolio	15.48	16.72	1,317,529	(4,029,811)	5,115	625,877	29,769	38,386,472
Wells Fargo High Yield Corporate Bond Portfolio	11.18	18.60	(178,543)	421	585,266	0	2,701	10,044,507
Wells Fargo Investment Grade Corporate Bond Portfolio	22.84	24.69	902,045	5,953,035	2,264,971	0	6,686	64,677,796
Wells Fargo Strategic Retirement Bond Portfolio	6.08	8.00	25,429	231,092	108,479	0	318	6,071,987
Wells Fargo U.S. REIT Portfolio	6.30	15.61	331,520	(447,548)	0	76,897	254	3,997,079

			$15,982,387	$397,507	$6,332,884	$8,280,236	$243,405	$529,468,825	100.15%

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  55

Portfolio of investments—February 29, 2020

TARGET 2035 FUND

Value
Investment Companies: 100.14%

Affiliated Master Portfolios: 100.14%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$39,411,021
Wells Fargo Emerging Markets Bond Portfolio	3,242,850
Wells Fargo Factor Enhanced Emerging Markets Portfolio	13,703,377
Wells Fargo Factor Enhanced International Portfolio	45,557,652
Wells Fargo Factor Enhanced Large Cap Portfolio	74,536,900
Wells Fargo Factor Enhanced Small Cap Portfolio	18,621,674
Wells Fargo High Yield Corporate Bond Portfolio	3,187,292
Wells Fargo Investment Grade Corporate Bond Portfolio	20,397,848

Total Investment Companies (Cost $203,523,534)	218,658,614

Total investments in securities (Cost $203,523,534)	100.14%	218,658,614

Other assets and liabilities, net	(0.14)	(312,214)

Total net assets	100.00%	$218,346,400

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.69%	5.92%	$264,646	$2,716,463	$926,096	$0	$11,422	$39,411,021
Wells Fargo Emerging Markets Bond Portfolio	7.91	7.62	32,021	77,153	175,100	0	569	3,242,850
Wells Fargo Factor Enhanced Emerging Markets Portfolio	6.61	6.31	(467,362)	(689,622)	2,119	463,658	9,074	13,703,377
Wells Fargo Factor Enhanced International Portfolio	8.33	7.78	96,333	(66,573)	3,054	1,517,411	29,037	45,557,652
Wells Fargo Factor Enhanced Large Cap Portfolio	8.33	7.75	6,656,095	(3,381,176)	8,735	1,980,776	49,518	74,536,900
Wells Fargo Factor Enhanced Small Cap Portfolio	8.77	8.11	644,631	(1,867,433)	2,705	332,467	15,891	18,621,674
Wells Fargo High Yield Corporate Bond Portfolio	4.01	5.90	(60,883)	7,763	193,327	0	891	3,187,292
Wells Fargo Investment Grade Corporate Bond Portfolio	8.06	7.79	293,554	1,975,678	744,925	0	2,200	20,397,848

			$7,459,035	$(1,227,747)	$2,056,061	$4,294,312	$118,602	$218,658,614	100.14%

The accompanying notes are an integral part of these financial statements.

56  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

TARGET 2040 FUND

Value
Investment Companies: 100.02%

Affiliated Master Portfolios: 100.02%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$57,737,605
Wells Fargo Emerging Markets Bond Portfolio	4,748,930
Wells Fargo Factor Enhanced Emerging Markets Portfolio	34,374,422
Wells Fargo Factor Enhanced International Portfolio	113,276,195
Wells Fargo Factor Enhanced Large Cap Portfolio	179,070,472
Wells Fargo Factor Enhanced Small Cap Portfolio	44,600,910
Wells Fargo High Yield Corporate Bond Portfolio	4,673,222
Wells Fargo Investment Grade Corporate Bond Portfolio	29,902,864

Total Investment Companies (Cost $441,025,905)	468,384,620

Total investments in securities (Cost $441,025,905)	100.02%	468,384,620

Other assets and liabilities, net	(0.02)	(84,275)

Total net assets	100.00%	$468,300,345

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	8.60%	8.68%	$158,737	$3,986,592	$1,275,891	$0	$15,688	$57,737,605
Wells Fargo Emerging Markets Bond Portfolio	10.09	11.16	29,403	116,357	241,470	0	775	4,748,930
Wells Fargo Factor Enhanced Emerging Markets Portfolio	13.86	15.84	(1,195,695)	(1,813,741)	4,693	1,038,597	19,937	34,374,422
Wells Fargo Factor Enhanced International Portfolio	17.50	19.34	(114,833)	(901,067)	6,827	3,345,442	64,620	113,276,195
Wells Fargo Factor Enhanced Large Cap Portfolio	16.87	18.63	14,288,383	(9,046,755)	18,837	4,344,360	107,220	179,070,472
Wells Fargo Factor Enhanced Small Cap Portfolio	17.79	19.43	1,356,514	(4,546,703)	5,806	719,560	34,192	44,600,910
Wells Fargo High Yield Corporate Bond Portfolio	5.10	8.66	(98,415)	13,040	266,475	0	1,228	4,673,222
Wells Fargo Investment Grade Corporate Bond Portfolio	10.36	11.42	295,296	2,830,022	1,026,709	0	3,034	29,902,864

			$14,719,390	$(9,362,255)	$2,846,708	$9,447,959	$246,694	$468,384,620	100.02%

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  57

Portfolio of investments—February 29, 2020

TARGET 2045 FUND

Value
Investment Companies: 100.14%

Affiliated Master Portfolios: 100.14%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$10,213,782
Wells Fargo Emerging Markets Bond Portfolio	834,101
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8,734,141
Wells Fargo Factor Enhanced International Portfolio	28,834,801
Wells Fargo Factor Enhanced Large Cap Portfolio	44,718,161
Wells Fargo Factor Enhanced Small Cap Portfolio	11,248,915
Wells Fargo High Yield Corporate Bond Portfolio	822,220
Wells Fargo Investment Grade Corporate Bond Portfolio	5,260,423

Total Investment Companies (Cost $104,512,593)	110,666,544

Total investments in securities (Cost $104,512,593)	100.14%	110,666,544

Other assets and liabilities, net	(0.14)	(149,410)

Total net assets	100.00%	$110,517,134

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	1.97%	1.53%	$44,311	$725,129	$254,860	$0	$3,150	$10,213,782
Wells Fargo Emerging Markets Bond Portfolio	2.33	1.96	5,923	23,444	48,072	0	159	834,101
Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.82	4.02	(322,609)	(408,695)	1,509	314,178	6,242	8,734,141
Wells Fargo Factor Enhanced International Portfolio	5.96	4.92	(24,622)	80,787	2,227	1,040,464	19,706	28,834,801
Wells Fargo Factor Enhanced Large Cap Portfolio	5.61	4.65	3,894,894	(1,596,226)	5,905	1,251,553	31,616	44,718,161
Wells Fargo Factor Enhanced Small Cap Portfolio	5.91	4.90	337,100	(1,071,664)	1,810	212,951	10,141	11,248,915
Wells Fargo High Yield Corporate Bond Portfolio	1.18	1.52	(18,673)	5,887	53,114	0	245	822,220
Wells Fargo Investment Grade Corporate Bond Portfolio	2.38	2.01	64,659	526,176	204,762	0	605	5,260,423

			$3,980,983	$(1,715,162)	$572,259	$2,819,146	$71,864	$110,666,544	100.14%

The accompanying notes are an integral part of these financial statements.

58  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

TARGET 2050 FUND

Value
Investment Companies: 99.91%

Affiliated Master Portfolios: 99.91%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$13,822,144
Wells Fargo Emerging Markets Bond Portfolio	1,135,056
Wells Fargo Factor Enhanced Emerging Markets Portfolio	17,871,989
Wells Fargo Factor Enhanced International Portfolio	59,213,487
Wells Fargo Factor Enhanced Large Cap Portfolio	89,984,400
Wells Fargo Factor Enhanced Small Cap Portfolio	22,471,197
Wells Fargo High Yield Corporate Bond Portfolio	1,120,313
Wells Fargo Investment Grade Corporate Bond Portfolio	7,167,964

Total Investment Companies (Cost $199,632,732)	212,786,550

Total investments in securities (Cost $199,632,732)	99.91%	212,786,550

Other assets and liabilities, net	0.09	184,614

Total net assets	100.00%	$212,971,164

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.15%	2.08%	$68,989	$1,152,855	$321,561	$0	$3,969	$13,822,144
Wells Fargo Emerging Markets Bond Portfolio	2.52	2.67	10,368	34,008	60,797	0	195	1,135,056
Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.10	8.24	(674,367)	(1,125,409)	2,520	533,429	10,252	17,871,989
Wells Fargo Factor Enhanced International Portfolio	8.80	10.11	25,406	(808,643)	3,855	1,708,197	33,029	59,213,487
Wells Fargo Factor Enhanced Large Cap Portfolio	8.18	9.36	8,217,965	(5,638,871)	9,822	2,139,149	52,721	89,984,400
Wells Fargo Factor Enhanced Small Cap Portfolio	8.61	9.79	803,139	(2,677,493)	3,012	356,179	16,952	22,471,197
Wells Fargo High Yield Corporate Bond Portfolio	1.27	2.08	(26,761)	4,619	67,119	0	310	1,120,313
Wells Fargo Investment Grade Corporate Bond Portfolio	2.59	2.74	97,690	824,402	258,660	0	766	7,167,964

			$8,522,429	$(8,234,532)	$727,346	$4,736,954	$118,194	$212,786,550	99.91%

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  59

Portfolio of investments—February 29, 2020

TARGET 2055 FUND

Value
Investment Companies: 100.62%

Affiliated Master Portfolios: 100.62%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$2,286,147
Wells Fargo Emerging Markets Bond Portfolio	186,727
Wells Fargo Factor Enhanced Emerging Markets Portfolio	2,947,668
Wells Fargo Factor Enhanced International Portfolio	9,756,886
Wells Fargo Factor Enhanced Large Cap Portfolio	14,740,495
Wells Fargo Factor Enhanced Small Cap Portfolio	3,677,320
Wells Fargo High Yield Corporate Bond Portfolio	184,338
Wells Fargo Investment Grade Corporate Bond Portfolio	1,180,319

Total Investment Companies (Cost $35,299,236)	34,959,900

Total investments in securities (Cost $35,299,236)	100.62%	34,959,900

Other assets and liabilities, net	(0.62)	(214,030)

Total net assets	100.00%	$34,745,870

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.37%	0.34%	$6,263	$88,033	$54,555	$0	$676	$2,286,147
Wells Fargo Emerging Markets Bond Portfolio	0.44	0.44	914	2,671	10,321	0	33	186,727
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1.24	1.36	(61,577)	(87,210)	428	90,733	1,760	2,947,668
Wells Fargo Factor Enhanced International Portfolio	1.53	1.67	209	(48,871)	654	290,211	5,631	9,756,886
Wells Fargo Factor Enhanced Large Cap Portfolio	1.43	1.53	740,700	(395,880)	1,660	362,449	8,948	14,740,495
Wells Fargo Factor Enhanced Small Cap Portfolio	1.50	1.60	71,413	(196,891)	510	60,929	2,894	3,677,320
Wells Fargo High Yield Corporate Bond Portfolio	0.22	0.34	(2,466)	541	11,399	0	53	184,338
Wells Fargo Investment Grade Corporate Bond Portfolio	0.45	0.45	9,007	64,186	43,864	0	130	1,180,319

			$764,463	$(573,421)	$123,391	$804,322	$20,125	$34,959,900	100.62%

The accompanying notes are an integral part of these financial statements.

60  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

TARGET 2060 FUND

Value
Investment Companies: 100.41%

Affiliated Master Portfolios: 100.41%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$1,445,369
Wells Fargo Emerging Markets Bond Portfolio	118,025
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1,920,457
Wells Fargo Factor Enhanced International Portfolio	6,370,300
Wells Fargo Factor Enhanced Large Cap Portfolio	9,618,683
Wells Fargo Factor Enhanced Small Cap Portfolio	2,400,090
Wells Fargo High Yield Corporate Bond Portfolio	116,473
Wells Fargo Investment Grade Corporate Bond Portfolio	745,444

Total Investment Companies (Cost $22,576,917)	22,734,841

Total investments in securities (Cost $22,576,917)	100.41%	22,734,841

Other assets and liabilities, net	(0.41)	(92,132)

Total net assets	100.00%	$22,642,709

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.16%	0.22%	$3,325	$54,151	$29,860	$0	$367	$1,445,369
Wells Fargo Emerging Markets Bond Portfolio	0.19	0.28	546	1,286	5,665	0	18	118,025
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.54	0.88	(31,973)	(72,290)	227	48,748	913	1,920,457
Wells Fargo Factor Enhanced International Portfolio	0.66	1.09	5,089	(91,176)	355	151,116	2,987	6,370,300
Wells Fargo Factor Enhanced Large Cap Portfolio	0.62	1.00	398,299	(385,640)	882	199,145	4,780	9,618,683
Wells Fargo Factor Enhanced Small Cap Portfolio	0.65	1.05	41,750	(149,111)	271	32,484	1,536	2,400,090
Wells Fargo High Yield Corporate Bond Portfolio	0.10	0.22	(1,197)	(268)	6,249	0	29	116,473
Wells Fargo Investment Grade Corporate Bond Portfolio	0.20	0.28	4,545	39,851	24,034	0	72	745,444

			$420,384	$(603,197)	$67,543	$431,493	$10,702	$22,734,841	100.41%

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  61

Statements of assets and liabilities—February 29, 2020

	Target Today Fund	Target 2010 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$63,893,066	$57,721,851
Receivable for Fund shares sold	402,182	49,077
Receivable from manager	0	14,268
Prepaid expenses and other assets	20,052	28,584

Total assets	64,315,300	57,813,780

Liabilities
Payable for Fund shares redeemed	53,078	18,967
Due to manager	18,135	0
Administration fees payable	7,990	7,342
Distribution fees payable	336	365
Shareholder report expenses payable	19,279	14,302
Shareholder servicing fees payable	9,595	8,955
Professional fees payable	28,593	31,212
Trustees’ fees and expenses payable	4,576	4,568
Accrued expenses and other liabilities	7,005	8,272

Total liabilities	148,587	93,983

Total net assets	$64,166,713	$57,719,797

Net assets consist of
Paid-in capital	$56,369,911	$37,467,542
Total distributable earnings	7,796,802	20,252,255

Total net assets	$64,166,713	$57,719,797

Computation of net asset value and offering price per share
Net assets – Class A	$36,877,632	$33,505,414
Shares outstanding – Class A1	4,080,446	3,175,607
Net asset value per share – Class A	$9.04	$10.55
Maximum offering price per share – Class A2	$9.59	$11.19
Net assets – Class C	$528,684	$576,056
Shares outstanding – Class C1	56,828	53,972
Net asset value per share – Class C	$9.30	$10.67
Net assets – Class R	$30,644	$23,026
Shares outstanding – Class R1	3,403	2,201
Net asset value per share – Class R	$9.00	$10.46
Net assets – Class R4	$2,436,515	$1,155,309
Share outstanding – Class R4[1]	262,178	107,963
Net asset value per share – Class R4	$9.29	$10.70
Net assets – Class R6	$17,264,134	$14,128,008
Shares outstanding – Class R6[1]	1,860,921	1,322,891
Net asset value per share – Class R6	$9.28	$10.68
Net assets – Administrator Class	$7,029,104	$8,331,984
Shares outstanding – Administrator Class[1]	756,044	778,298
Net asset value per share – Administrator Class	$9.30	$10.71

Investments in affiliated Master Portfolios, at cost	$56,495,254	$37,841,350

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

62  |  Target Date Retirement Funds

Statements of assets and liabilities—February 29, 2020

Target 2015 Fund	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund

$62,998,819	$369,782,929	$248,195,046	$529,468,825	$218,658,614	$468,384,620	$110,666,544
16,295	332,996	208,934	511,271	171,039	527,038	83,933
0	0	0	0	0	0	0
12,013	374	31,901	15,805	9,062	29,240	13,262

63,027,127	370,116,299	248,435,881	529,995,901	218,838,715	468,940,898	110,763,739

300,086	956,938	254,824	929,398	243,445	317,549	98,762
61,262	172,541	52,133	196,341	111,479	126,078	52,136
7,320	36,107	23,558	48,873	22,553	48,178	10,850
2	1,842	10	1,466	64	1,277	8
19,105	37,318	43,460	44,081	42,926	44,416	34,643
8,601	43,023	25,835	57,792	24,773	57,057	11,866
27,874	29,112	25,695	29,752	28,353	29,388	28,631
4,578	4,680	4,681	4,666	4,675	4,753	4,923
5,865	12,402	15,431	14,256	14,047	11,857	4,786

434,693	1,293,963	445,627	1,326,625	492,315	640,553	246,605

$62,592,434	$368,822,336	$247,990,254	$528,669,276	$218,346,400	$468,300,345	$110,517,134

$50,188,715	$322,003,842	$222,705,214	$479,895,799	$200,669,374	$435,199,234	$103,272,149
12,403,719	46,818,494	25,285,040	48,773,477	17,677,026	33,101,111	7,244,985

$62,592,434	$368,822,336	$247,990,254	$528,669,276	$218,346,400	$468,300,345	$110,517,134

$32,650,094	$132,754,690	$94,504,596	$163,774,081	$95,284,112	$175,941,540	$42,792,019
4,553,096	11,077,687	16,957,176	13,486,278	12,913,351	12,553,204	5,301,329
$7.17	$11.98	$5.57	$12.14	$7.38	$14.02	$8.07
$7.61	$12.71	$5.91	$12.88	$7.83	$14.88	$8.56
N/A	$2,784,740	N/A	$2,059,518	N/A	$1,905,830	N/A
N/A	236,956	N/A	177,472	N/A	151,687	N/A
N/A	$11.75	N/A	$11.60	N/A	$12.56	N/A
$19,915	$119,270	$56,641	$44,111	$318,213	$65,956	$49,083
2,716	10,056	10,309	3,628	42,768	4,709	5,971
$7.33	$11.86	$5.49	$12.16	$7.44	$14.01	$8.22
$5,852,746	$31,138,520	$36,023,124	$51,595,294	$26,748,452	$41,864,138	$15,459,981
808,700	2,519,857	6,412,613	4,145,120	3,615,591	2,879,144	1,902,917
$7.24	$12.36	$5.62	$12.45	$7.40	$14.54	$8.12
$18,724,618	$147,589,946	$106,756,242	$231,644,550	$89,107,586	$185,291,041	$47,671,567
2,587,691	11,949,161	19,038,078	18,645,756	12,056,059	12,757,272	5,895,289
$7.24	$12.35	$5.61	$12.42	$7.39	$14.52	$8.09
$5,345,061	$54,435,170	$10,649,651	$79,551,722	$6,888,037	$63,231,840	$4,544,484
724,044	4,435,911	1,879,239	6,389,967	921,967	4,358,762	553,275
$7.38	$12.27	$5.67	$12.45	$7.47	$14.51	$8.21

$50,801,015	$325,671,894	$224,424,110	$486,322,891	$203,523,534	$441,025,905	$104,512,593

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  63

Statements of assets and liabilities—February 29, 2020

	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$212,786,550	$34,959,900	$22,734,841
Receivable for Fund shares sold	558,257	69,911	133,617
Prepaid expenses and other assets	10,512	5,765	3,105

Total assets	213,355,319	35,035,576	22,871,563

Liabilities
Payable for Fund shares redeemed	210,949	86,810	23,057
Due to manager	54,718	116,684	132,499
Administration fees payable	17,613	2,492	1,213
Distribution fees payable	359	6	100
Shareholder report expenses payable	39,164	38,752	29,263
Shareholder servicing fees payable	20,958	2,451	1,279
Professional fees payable	30,710	31,679	31,196
Trustees’ fees and expenses payable	4,178	4,749	4,662
Accrued expenses and other liabilities	5,506	6,083	5,585

Total liabilities	384,155	289,706	228,854

Total net assets	$212,971,164	$34,745,870	$22,642,709

Net assets consist of
Paid-in capital	$197,192,253	$35,443,298	$22,441,495
Total distributable earnings/(loss)	15,778,911	(697,428)	201,214

Total net assets	$212,971,164	$34,745,870	$22,642,709

Computation of net asset value and offering price per share
Net assets – Class A	$47,059,950	$7,374,451	$973,466
Shares outstanding – Class A1	6,774,615	639,130	85,124
Net asset value per share – Class A	$6.95	$11.54	$11.44
Maximum offering price per share – Class A2	$7.37	$12.24	$12.14
Net assets – Class C	$519,450	N/A	$141,623
Shares outstanding – Class C1	75,129	N/A	12,395
Net asset value per share – Class C	$6.91	N/A	$11.43
Net assets – Class R	$37,278	$41,167	$67,034
Shares outstanding – Class R1	5,354	3,628	5,982
Net asset value per share – Class R	$6.96	$11.35	$11.21
Net assets – Class R4	$17,988,928	$7,233,363	$2,296,769
Share outstanding – Class R4[1]	2,568,534	624,852	196,855
Net asset value per share – Class R4	$7.00	$11.58	$11.67
Net assets – Class R6	$107,867,914	$19,338,013	$15,540,868
Shares outstanding – Class R6[1]	15,434,940	1,673,726	1,337,449
Net asset value per share – Class R6	$6.99	$11.55	$11.62
Net assets – Administrator Class	$39,497,644	$758,876	$3,622,949
Shares outstanding – Administrator Class[1]	5,663,751	65,267	315,449
Net asset value per share – Administrator Class	$6.97	$11.63	$11.49

Investments in affiliated Master Portfolios, at cost	$199,632,732	$35,299,236	$22,576,917

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

64  |  Target Date Retirement Funds

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Statements of operations—year ended February 29, 2020

	Target Today Fund	Target 2010 Fund

Investment income
Interest allocated from affiliated Master Portfolios	$1,426,164	$1,289,770
Dividends allocated from affiliated Master Portfolios*	471,699	468,861
Affiliated income allocated from affiliated Master Portfolios	20,142	19,146
Expenses allocated from affiliated Master Portfolios	(109,409)	(102,371)
Waivers allocated from affiliated Master Portfolios	29,724	27,732

Total investment income	1,838,320	1,703,138

Expenses
Management fee	68,672	63,666
Administration fees
Class A	80,340	73,737
Class C	1,601	1,328
Class R	62	48
Class R4	2,159	1,204
Class R6	5,330	4,772
Administrator Class	11,906	13,634
Shareholder servicing fees
Class A	95,642	87,782
Class C	1,905	1,581
Class R	74	58
Class R4	2,699	1,505
Administrator Class	22,895	26,219
Distribution fees
Class C	5,712	4,716
Class R	54	37
Custody and accounting fees	5,729	5,968
Professional fees	39,705	39,041
Registration fees	85,528	84,348
Shareholder report expenses	41,100	40,804
Trustees’ fees and expenses	21,886	21,886
Other fees and expenses	15,039	14,596

Total expenses	508,038	486,930
Less: Fee waivers and/or expense reimbursements
Fund-level	(226,785)	(223,134)
Class A	(8,650)	(7,511)
Class C	(44)	0
Class R4	(838)	(442)
Class R6	(5,330)	(4,772)
Administrator Class	(3,315)	(3,515)

Net expenses	263,076	247,556

Net investment income	1,575,244	1,455,582

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	1,296,199	1,269,677
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	2,338,654	2,145,231

Net realized and unrealized gains (losses) on investments	3,634,853	3,414,908

Net increase in net assets resulting from operations	$5,210,097	$4,870,490

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$30,498	$30,271

The accompanying notes are an integral part of these financial statements.

66  |  Target Date Retirement Funds

Statements of operations—year ended February 29, 2020

Target 2015 Fund	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund

$1,386,102	$6,755,508	$4,005,509	$6,332,884	$2,056,061	$2,846,708	$572,259
633,660	4,035,941	3,523,063	8,280,236	4,294,312	9,447,959	2,819,146
23,472	137,738	110,953	243,405	118,602	246,694	71,864
(121,949)	(681,767)	(493,038)	(1,003,749)	(466,330)	(968,302)	(273,784)
32,823	176,673	115,578	211,282	93,564	191,024	54,005

1,954,108	10,424,093	7,262,065	14,064,058	6,096,209	11,764,083	3,243,490

73,702	402,684	285,839	569,372	253,241	505,423	138,900

73,378	301,866	219,371	370,328	224,648	399,780	112,983
N/A	6,679	N/A	5,308	N/A	4,541	N/A
43	220	106	90	589	140	93
5,439	29,438	31,754	44,813	22,853	36,241	14,261
7,663	47,602	38,335	73,843	32,561	59,031	18,274
8,317	78,237	18,005	114,783	11,549	91,978	8,208

87,355	359,364	261,156	440,867	267,438	475,928	134,503
N/A	7,951	N/A	6,319	N/A	5,406	N/A
51	262	127	106	701	166	110
6,583	36,797	39,692	56,016	28,566	45,302	17,827
15,995	150,456	34,624	220,737	22,210	176,880	15,785

N/A	23,849	N/A	18,942	N/A	16,217	N/A
33	242	112	86	682	145	90
7,009	31,581	17,739	36,302	16,280	31,223	10,921
39,777	39,816	39,569	39,818	39,748	39,733	39,757
75,772	92,563	79,065	93,253	81,238	91,277	81,598
42,457	53,191	51,035	56,900	50,314	59,106	47,836
21,886	21,893	21,912	21,886	21,886	21,993	22,056
15,298	29,917	22,230	31,839	20,942	28,649	17,381

480,758	1,714,608	1,160,671	2,201,608	1,095,446	2,089,159	680,583

(222,255)	(406,604)	(347,131)	(569,372)	(379,851)	(606,507)	(319,468)
(12,457)	(32,501)	(29,426)	(30,264)	(24,224)	(19,147)	(7,656)
N/A	(285)	N/A	(139)	N/A	(131)	N/A
(2,349)	(12,217)	(13,564)	(16,470)	(8,568)	(12,809)	(5,124)
(7,663)	(47,602)	(38,335)	(70,441)	(30,863)	(54,056)	(16,093)
(2,446)	(20,852)	(4,862)	(26,945)	(2,731)	(20,768)	(1,787)

233,588	1,194,547	727,353	1,487,977	649,209	1,375,741	330,455

1,720,520	9,229,546	6,534,712	12,576,081	5,447,000	10,388,342	2,913,035

2,051,769	9,409,883	9,543,081	15,982,387	7,459,035	14,719,390	3,980,983
1,756,842	8,805,358	2,021,557	397,507	(1,227,747)	(9,362,255)	(1,715,162)

3,808,611	18,215,241	11,564,638	16,379,894	6,231,288	5,357,135	2,265,821

$5,529,131	$27,444,787	$18,099,350	$28,955,975	$11,678,288	$15,745,477	$5,178,856

$40,790	$270,489	$251,548	$630,046	$332,819	$746,102	$222,133

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  67

Statements of operations—year ended February 29, 2020

	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund

Investment income
Interest allocated from affiliated Master Portfolios	$727,346	$123,391	$67,543
Dividends allocated from affiliated Master Portfolios*	4,736,954	804,322	431,493
Affiliated income allocated from affiliated Master Portfolios	118,194	20,125	10,702
Expenses allocated from affiliated Master Portfolios	(459,722)	(78,014)	(42,777)
Waivers allocated from affiliated Master Portfolios	89,649	15,234	8,284

Total investment income	5,212,421	885,058	475,245

Expenses
Management fee	230,025	38,821	21,246
Administration fees
Class A	110,213	20,493	1,756
Class C	1,716	N/A	405
Class R	76	88	133
Class R4	15,901	5,984	2,076
Class R6	34,638	6,134	4,226
Administrator Class	53,759	1,421	4,512
Shareholder servicing fees
Class A	131,206	24,396	2,090
Class C	2,043	N/A	482
Class R	90	105	158
Class R4	19,876	7,480	2,595
Administrator Class	103,383	2,733	8,678
Distribution fees
Class C	6,109	N/A	1,402
Class R	71	80	137
Custody and accounting fees	17,247	3,905	1,729
Professional fees	39,753	38,316	38,082
Registration fees	92,605	71,639	80,138
Shareholder report expenses	50,138	43,201	35,312
Trustees’ fees and expenses	21,396	20,370	20,927
Other fees and expenses	21,196	12,980	13,014

Total expenses	951,441	298,146	239,098
Less: Fee waivers and/or expense reimbursements
Fund-level	(414,053)	(218,303)	(204,363)
Class A	(7,365)	(1,365)	(48)
Class C	0	N/A	0
Class R4	(5,347)	(2,348)	(887)
Class R6	(30,141)	(6,134)	(4,226)
Administrator Class	(11,574)	(331)	(1,034)

Net expenses	482,961	69,665	28,540

Net investment income	4,729,460	815,393	446,705

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	8,522,429	764,463	420,384
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(8,234,532)	(573,421)	(603,197)

Net realized and unrealized gains (losses) on investments	287,897	191,042	(182,813)

Net increase in net assets resulting from operations	$5,017,357	$1,006,435	$263,892

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$379,589	$64,675	$35,132

The accompanying notes are an integral part of these financial statements.

68  |  Target Date Retirement Funds

Statements of changes in net assets

	Target Today Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$1,575,244		$2,429,304
Net realized gains on investments		1,296,199		620,996
Net change in unrealized gains (losses) on investments		2,338,654		(581,592)

Net increase in net assets resulting from operations		5,210,097		2,468,708

Distributions to shareholders from net investment income and net realized gains
Class A		(1,169,652)		(2,517,852)
Class C		(14,676)		(93,263)
Class R		(830)		(1,841)
Class R4		(87,043)		(432,768)
Class R6		(609,311)		(1,980,408)
Administrator Class		(276,829)		(799,525)

Total distributions to shareholders		(2,158,341)		(5,825,657)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	149,359	1,345,551	206,784	1,804,359
Class C	2,571	24,041	7,343	65,185
Class R	200	1,806	224	1,991
Class R4	40,010	368,117	325,203	2,970,200
Class R6	399,954	3,688,490	1,452,538	12,845,113
Administrator Class	209,192	1,938,421	273,358	2,477,519

		7,366,426		20,164,367

Reinvestment of distributions
Class A	129,020	1,161,402	292,451	2,499,654
Class C	1,560	14,465	10,639	92,963
Class R	21	191	53	450
Class R4	9,416	87,032	48,915	432,768
Class R6	66,048	609,311	224,739	1,978,037
Administrator Class	29,930	276,829	90,290	799,264

		2,149,230		5,803,136

Payment for shares redeemed
Class A	(571,838)	(5,149,559)	(1,367,602)	(12,067,104)
Class C	(51,100)	(475,980)	(159,312)	(1,428,671)
Class R	(32)	(291)	(265)	(2,218)
Class R4	(104,841)	(966,970)	(1,453,840)	(13,174,601)
Class R6	(521,023)	(4,824,708)	(4,168,399)	(37,155,432)
Administrator Class	(561,652)	(5,233,763)	(1,930,361)	(17,559,794)

		(16,651,271)		(81,387,820)

Net decrease in net assets resulting from capital share transactions		(7,135,615)		(55,420,317)

Total decrease in net assets		(4,083,859)		(58,777,266)

Net assets
Beginning of period		68,250,572		127,027,838

End of period		$64,166,713		$68,250,572

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  69

Statements of changes in net assets

	Target 2010 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$1,455,582		$2,476,072
Net realized gains on investments		1,269,677		869,510
Net change in unrealized gains (losses) on investments		2,145,231		(1,027,544)

Net increase in net assets resulting from operations		4,870,490		2,318,038

Distributions to shareholders from net investment income and net realized gains
Class A		(1,123,354)		(3,011,177)
Class C		(14,364)		(77,674)
Class R		(679)		(1,897)
Class R4		(49,133)		(506,744)
Class R6		(566,122)		(1,963,261)
Administrator Class		(336,532)		(1,356,706)

Total distributions to shareholders		(2,090,184)		(6,917,459)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	119,861	1,269,307	181,308	1,846,882
Class C	1,188	12,639	257	2,723
Class R4	32,005	346,187	143,760	1,546,412
Class R6	342,017	3,639,221	814,993	8,655,220
Administrator Class	161,826	1,741,823	167,432	1,795,350

		7,009,177		13,846,587

Reinvestment of distributions
Class A	106,000	1,116,451	297,632	2,981,123
Class C	1,345	14,364	7,707	77,674
Class R4	4,613	49,133	49,077	506,744
Class R6	53,171	565,811	191,587	1,960,435
Administrator Class	31,544	336,532	131,892	1,356,706

		2,082,291		6,882,682

Payment for shares redeemed
Class A	(581,970)	(6,128,210)	(1,768,153)	(18,765,615)
Class C	(20,313)	(213,841)	(58,488)	(611,087)
Class R4	(106,342)	(1,137,025)	(1,600,821)	(17,053,647)
Class R6	(710,084)	(7,580,672)	(3,088,623)	(32,928,845)
Administrator Class	(620,178)	(6,621,402)	(2,098,785)	(22,448,123)

		(21,681,150)		(91,807,317)

Net decrease in net assets resulting from capital share transactions		(12,589,682)		(71,078,048)

Total decrease in net assets		(9,809,376)		(75,677,469)

Net assets
Beginning of period		67,529,173		143,206,642

End of period		$57,719,797		$67,529,173

The accompanying notes are an integral part of these financial statements.

70  |  Target Date Retirement Funds

Statements of changes in net assets

	Target 2015 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$1,720,520		$3,124,396
Net realized gains on investments		2,051,769		3,264,482
Net change in unrealized gains (losses) on investments		1,756,842		(2,732,451)

Net increase in net assets resulting from operations		5,529,131		3,656,427

Distributions to shareholders from net investment income and net realized gains
Class A		(1,744,646)		(5,010,100)
Class R		(947)		(2,803)
Class R4		(361,340)		(2,377,135)
Class R6		(1,303,361)		(5,562,746)
Administrator Class		(301,496)		(1,088,842)

Total distributions to shareholders		(3,711,790)		(14,041,626)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	147,058	1,081,348	131,682	1,017,030
Class R4	72,085	529,173	710,739	5,613,679
Class R6	629,700	4,615,080	1,023,599	8,000,244
Administrator Class	59,225	443,896	84,246	671,519

		6,669,497		15,302,472

Reinvestment of distributions
Class A	239,738	1,740,335	720,306	5,000,087
Class R4	49,330	361,340	335,009	2,377,135
Class R6	178,070	1,303,361	786,251	5,543,091
Administrator Class	40,369	301,484	151,014	1,086,815

		3,706,520		14,007,128

Payment for shares redeemed
Class A	(979,311)	(7,123,522)	(1,103,238)	(8,484,983)
Class R4	(347,613)	(2,542,630)	(5,467,351)	(42,554,274)
Class R6	(2,609,415)	(19,141,227)	(5,135,152)	(39,351,197)
Administrator Class	(317,780)	(2,395,510)	(1,261,057)	(9,993,094)

		(31,202,889)		(100,383,548)

Net decrease in net assets resulting from capital share transactions		(20,826,872)		(71,073,948)

Total decrease in net assets		(19,009,531)		(81,459,147)

Net assets
Beginning of period		81,601,965		163,061,112

End of period		$62,592,434		$81,601,965

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  71

Statements of changes in net assets

	Target 2020 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$9,229,546		$16,649,802
Net realized gains on investments		9,409,883		11,172,686
Net change in unrealized gains (losses) on investments		8,805,358		(14,923,343)

Net increase in net assets resulting from operations		27,444,787		12,899,145

Distributions to shareholders from net investment income and net realized gains
Class A		(4,792,200)		(14,798,931)
Class C		(80,283)		(423,325)
Class R		(3,847)		(8,143)
Class R4		(1,208,604)		(7,102,885)
Class R6		(5,927,221)		(28,569,283)
Administrator Class		(1,999,953)		(6,837,883)

Total distributions to shareholders		(14,012,108)		(57,740,450)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	321,410	3,909,959	726,663	8,665,616
Class C	36,987	437,245	10,238	116,378
Class R	2,393	28,833	1,977	24,240
Class R4	386,925	4,825,572	1,930,520	24,820,810
Class R6	2,376,361	29,697,307	6,313,856	77,738,219
Administrator Class	748,329	9,345,037	1,097,867	13,895,391

		48,243,953		125,260,654

Reinvestment of distributions
Class A	384,564	4,723,271	1,279,396	14,591,417
Class C	6,244	75,187	35,841	400,497
Class R	252	3,058	509	5,753
Class R4	95,454	1,208,604	604,855	7,102,885
Class R6	468,154	5,924,470	2,411,804	28,542,013
Administrator Class	159,038	1,999,004	585,944	6,835,171

		13,933,594		57,477,736

Payment for shares redeemed
Class A	(2,279,102)	(27,764,232)	(5,218,829)	(64,719,624)
Class C	(102,178)	(1,214,362)	(255,519)	(3,016,804)
Class R	(71)	(852)	(335)	(4,226)
Class R4	(1,178,150)	(14,819,303)	(9,417,929)	(117,856,517)
Class R6	(3,758,077)	(47,286,332)	(26,888,456)	(328,696,013)
Administrator Class	(1,821,031)	(22,673,905)	(5,060,064)	(64,081,593)

		(113,758,986)		(578,374,777)

Net decrease in net assets resulting from capital share transactions		(51,581,439)		(395,636,387)

Total decrease in net assets		(38,148,760)		(440,477,692)

Net assets
Beginning of period		406,971,096		847,448,788

End of period		$368,822,336		$406,971,096

The accompanying notes are an integral part of these financial statements.

72  |  Target Date Retirement Funds

Statements of changes in net assets

	Target 2025 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$6,534,712		$9,134,567
Net realized gains on investments		9,543,081		18,776,534
Net change in unrealized gains (losses) on investments		2,021,557		(18,226,292)

Net increase in net assets resulting from operations		18,099,350		9,684,809

Distributions to shareholders from net investment income and net realized gains
Class A		(5,548,280)		(16,634,094)
Class R		(2,895)		(6,636)
Class R4		(2,288,579)		(10,413,427)
Class R6		(7,333,390)		(23,953,308)
Administrator Class		(717,546)		(2,458,518)

Total distributions to shareholders		(15,890,690)		(53,465,983)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,087,121	6,287,403	1,662,800	10,444,038
Class R	2,498	14,335	2,734	17,059
Class R4	989,423	5,756,100	3,487,417	22,273,083
Class R6	4,761,176	27,698,312	6,519,281	41,133,598
Administrator Class	217,491	1,275,211	720,680	4,555,243

		41,031,361		78,423,021

Reinvestment of distributions
Class A	950,220	5,515,105	3,038,024	16,527,940
Class R	349	2,001	724	3,889
Class R4	390,756	2,288,579	1,895,969	10,413,427
Class R6	1,255,125	7,330,906	4,355,013	23,899,900
Administrator Class	121,550	717,546	445,228	2,458,518

		15,854,137		53,303,674

Payment for shares redeemed
Class A	(4,190,988)	(24,369,316)	(3,912,642)	(24,272,954)
Class R	(526)	(3,085)	(44)	(281)
Class R4	(2,457,717)	(14,208,062)	(11,477,637)	(69,488,672)
Class R6	(10,404,250)	(60,864,548)	(18,795,141)	(116,041,739)
Administrator Class	(1,173,695)	(6,909,384)	(5,176,297)	(33,280,447)

		(106,354,395)		(243,084,093)

Net decrease in net assets resulting from capital share transactions		(49,468,897)		(111,357,398)

Total decrease in net assets		(47,260,237)		(155,138,572)

Net assets
Beginning of period		295,250,491		450,389,063

End of period		$247,990,254		$295,250,491

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  73

Statements of changes in net assets

	Target 2030 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$12,576,081		$17,929,294
Net realized gains on investments		15,982,387		21,369,543
Net change in unrealized gains (losses) on investments		397,507		(21,586,663)

Net increase in net assets resulting from operations		28,955,975		17,712,174

Distributions to shareholders from net investment income and net realized gains
Class A		(6,430,044)		(23,857,770)
Class C		(67,659)		(517,667)
Class R		(1,549)		(5,296)
Class R4		(2,104,186)		(12,770,471)
Class R6		(10,088,137)		(36,810,881)
Administrator Class		(3,230,154)		(12,493,202)

Total distributions to shareholders		(21,921,729)		(86,455,287)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	486,798	6,107,933	1,235,784	15,641,688
Class C	18,025	217,663	29,267	359,851
Class R	487	6,135	612	8,209
Class R4	677,292	8,716,604	2,359,710	32,163,857
Class R6	4,054,583	51,911,578	8,160,569	105,824,109
Administrator Class	1,226,067	15,794,715	1,824,427	24,481,447

		82,754,628		178,479,161

Reinvestment of distributions
Class A	494,750	6,317,784	2,007,781	23,475,108
Class C	5,313	64,760	45,371	506,109
Class R	56	715	177	2,070
Class R4	160,801	2,104,186	1,066,085	12,770,471
Class R6	771,741	10,079,787	3,073,794	36,782,051
Administrator Class	246,692	3,228,681	1,043,459	12,488,536

		21,795,913		86,024,345

Payment for shares redeemed
Class A	(2,256,546)	(28,367,579)	(5,339,051)	(69,930,807)
Class C	(93,773)	(1,117,920)	(191,660)	(2,297,899)
Class R	(238)	(2,947)	(6)	(78)
Class R4	(1,349,153)	(17,323,715)	(14,686,400)	(196,256,211)
Class R6	(4,960,799)	(64,120,631)	(18,119,135)	(238,042,805)
Administrator Class	(2,306,946)	(29,822,957)	(7,351,969)	(99,462,934)

		(140,755,749)		(605,990,734)

Net decrease in net assets resulting from capital share transactions		(36,205,208)		(341,487,228)

Total decrease in net assets		(29,170,962)		(410,230,341)

Net assets
Beginning of period		557,840,238		968,070,579

End of period		$528,669,276		$557,840,238

The accompanying notes are an integral part of these financial statements.

74  |  Target Date Retirement Funds

Statements of changes in net assets

	Target 2035 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$5,447,000		$8,021,063
Net realized gains on investments		7,459,035		10,893,935
Net change in unrealized gains (losses) on investments		(1,227,747)		(12,779,105)

Net increase in net assets resulting from operations		11,678,288		6,135,893

Distributions to shareholders from net investment income and net realized gains
Class A		(3,717,098)		(14,755,385)
Class R		(10,348)		(30,775)
Class R4		(1,141,365)		(7,980,148)
Class R6		(4,226,161)		(19,477,075)
Administrator Class		(329,081)		(1,369,169)

Total distributions to shareholders		(9,424,053)		(43,612,552)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,003,096	7,678,231	1,578,518	12,844,648
Class R	8,162	63,766	6,995	56,742
Class R4	733,952	5,655,205	2,451,098	20,206,867
Class R6	2,932,915	22,487,188	5,344,920	44,142,406
Administrator Class	218,809	1,711,018	497,674	4,150,302

		37,595,408		81,400,965

Reinvestment of distributions
Class A	471,566	3,705,773	2,057,285	14,678,376
Class R	1,209	9,577	3,846	27,658
Class R4	144,784	1,141,365	1,114,355	7,980,148
Class R6	536,623	4,226,161	2,720,348	19,464,137
Administrator Class	41,355	329,081	189,877	1,369,169

		9,411,957		43,519,488

Payment for shares redeemed
Class A	(3,249,331)	(25,183,350)	(3,073,219)	(24,856,182)
Class R	(124)	(966)	(110)	(797)
Class R4	(1,910,906)	(14,506,476)	(8,784,984)	(69,688,097)
Class R6	(6,568,616)	(51,007,636)	(15,125,719)	(120,242,533)
Administrator Class	(624,558)	(4,872,916)	(3,641,319)	(30,376,662)

		(95,571,344)		(245,164,271)

Net decrease in net assets resulting from capital share transactions		(48,563,979)		(120,243,818)

Total decrease in net assets		(46,309,744)		(157,720,477)

Net assets
Beginning of period		264,656,144		422,376,621

End of period		$218,346,400		$264,656,144

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  75

Statements of changes in net assets

	Target 2040 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$10,388,342		$14,790,993
Net realized gains on investments		14,719,390		18,164,625
Net change in unrealized gains (losses) on investments		(9,362,255)		(19,275,537)

Net increase in net assets resulting from operations		15,745,477		13,680,081

Distributions to shareholders from net investment income and net realized gains
Class A		(5,969,824)		(26,387,910)
Class C		(54,085)		(566,862)
Class R		(2,012)		(8,566)
Class R4		(1,494,907)		(11,144,854)
Class R6		(6,885,470)		(30,251,781)
Administrator Class		(2,236,336)		(10,424,413)

Total distributions to shareholders		(16,642,634)		(78,784,386)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	435,086	6,386,306	975,217	14,543,125
Class C	5,156	66,943	14,600	185,493
Class R	361	5,289	546	8,708
Class R4	539,927	8,201,151	1,612,529	26,355,724
Class R6	2,897,179	43,953,952	6,170,841	96,045,196
Administrator Class	801,012	12,206,638	1,225,528	19,649,251

		70,820,279		156,787,497

Reinvestment of distributions
Class A	392,281	5,915,396	1,920,022	26,095,251
Class C	3,965	53,572	46,258	564,325
Class R	84	1,267	365	4,951
Class R4	95,568	1,494,907	791,271	11,144,854
Class R6	438,966	6,859,433	2,148,298	30,244,963
Administrator Class	143,305	2,236,336	742,370	10,421,862

		16,560,911		78,476,206

Payment for shares redeemed
Class A	(1,759,927)	(25,918,147)	(3,380,962)	(52,026,465)
Class C	(74,926)	(968,759)	(205,482)	(2,752,752)
Class R	(146)	(2,122)	(4)	(53)
Class R4	(851,440)	(12,910,537)	(10,810,527)	(171,991,630)
Class R6	(3,239,228)	(49,632,121)	(12,842,572)	(202,067,993)
Administrator Class	(1,488,491)	(22,741,073)	(5,102,104)	(82,271,545)

		(112,172,759)		(511,110,438)

Net decrease in net assets resulting from capital share transactions		(24,791,569)		(275,846,735)

Total decrease in net assets		(25,688,726)		(340,951,040)

Net assets
Beginning of period		493,989,071		834,940,111

End of period		$468,300,345		$493,989,071

The accompanying notes are an integral part of these financial statements.

76  |  Target Date Retirement Funds

Statements of changes in net assets

	Target 2045 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$2,913,035		$4,977,067
Net realized gains on investments		3,980,983		5,191,613
Net change in unrealized gains (losses) on investments		(1,715,162)		(8,363,923)

Net increase in net assets resulting from operations		5,178,856		1,804,757

Distributions to shareholders from net investment income and net realized gains
Class A		(1,321,523)		(7,665,404)
Class R		(1,378)		(4,825)
Class R4		(576,633)		(5,266,755)
Class R6		(1,865,727)		(13,021,360)
Administrator Class		(168,990)		(951,220)

Total distributions to shareholders		(3,934,251)		(26,909,564)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	789,569	6,621,798	1,268,596	11,274,214
Class R	1,634	14,129	332	3,049
Class R4	473,522	4,020,747	1,528,232	13,873,019
Class R6	1,565,972	13,262,234	3,469,897	31,474,217
Administrator Class	149,633	1,286,485	410,954	3,787,158

		25,205,393		60,411,657

Reinvestment of distributions
Class A	151,196	1,320,351	977,784	7,647,168
Class R	81	724	205	1,629
Class R4	65,625	576,633	668,576	5,266,755
Class R6	213,282	1,865,727	1,658,603	13,021,360
Administrator Class	19,022	168,990	119,796	951,220

		3,932,425		26,888,132

Payment for shares redeemed
Class A	(2,587,303)	(22,123,618)	(2,042,382)	(17,742,050)
Class R	(151)	(1,260)	(3)	(28)
Class R4	(1,333,356)	(11,263,976)	(4,568,498)	(38,963,130)
Class R6	(4,403,251)	(37,539,591)	(11,113,510)	(95,882,723)
Administrator Class	(487,259)	(4,188,921)	(2,913,889)	(26,895,091)

		(75,117,366)		(179,483,022)

Net decrease in net assets resulting from capital share transactions		(45,979,548)		(92,183,233)

Total decrease in net assets		(44,734,943)		(117,288,040)

Net assets
Beginning of period		155,252,077		272,540,117

End of period		$110,517,134		$155,252,077

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  77

Statements of changes in net assets

	Target 2050 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$4,729,460		$7,675,206
Net realized gains on investments		8,522,429		14,913,484
Net change in unrealized gains (losses) on investments		(8,234,532)		(16,129,644)

Net increase in net assets resulting from operations		5,017,357		6,459,046

Distributions to shareholders from net investments income and realized gains
Class A		(2,142,046)		(9,998,721)
Class C		(22,272)		(229,385)
Class R		(1,574)		(6,315)
Class R4		(891,969)		(7,268,509)
Class R6		(5,471,850)		(25,908,320)
Administrator Class		(1,843,022)		(8,372,773)

Total distributions to shareholders		(10,372,733)		(51,784,023)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	777,411	5,706,122	1,473,336	11,485,855
Class C	5,495	40,328	18,446	154,231
Class R	832	6,201	966	8,274
Class R4	674,678	5,020,086	2,154,392	18,358,680
Class R6	4,116,817	30,609,669	7,548,457	60,871,822
Administrator Class	1,300,441	9,682,291	2,112,559	17,602,897

		51,064,697		108,481,759

Reinvestment of distributions
Class A	282,055	2,134,628	1,445,068	9,953,000
Class C	2,734	20,489	32,594	222,303
Class R	88	665	258	1,780
Class R4	116,874	891,969	1,046,261	7,268,509
Class R6	717,883	5,470,712	3,728,317	25,889,708
Administrator Class	242,411	1,843,022	1,210,420	8,372,773

		10,361,485		51,708,073

Payment for shares redeemed
Class A	(1,721,275)	(12,792,520)	(3,308,100)	(26,774,618)
Class C	(76,091)	(558,912)	(68,750)	(505,169)
Class R	(26)	(191)	(8)	(67)
Class R4	(942,718)	(7,031,823)	(14,586,164)	(121,468,189)
Class R6	(4,423,086)	(33,198,589)	(17,066,989)	(137,002,569)
Administrator Class	(1,498,842)	(11,155,991)	(7,277,621)	(60,967,722)

		(64,738,026)		(346,718,334)

Net decrease in net assets resulting from capital share transactions		(3,311,844)		(186,528,502)

Total decrease in net assets		(8,667,220)		(231,853,479)

Net assets
Beginning of period		221,638,384		453,491,863

End of period		$212,971,164		$221,638,384

The accompanying notes are an integral part of these financial statements.

78  |  Target Date Retirement Funds

Statements of changes in net assets

	Target 2055 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$815,393		$1,593,380
Net realized gains on investments		764,463		388,557
Net change in unrealized gains (losses) on investments		(573,421)		(2,137,811)

Net increase (decrease) in net assets resulting from operations		1,006,435		(155,874)

Distributions to shareholders from net investment income and net realized gains
Class A		(142,934)		(1,154,610)
Class R		(779)		(4,713)
Class R4		(177,218)		(1,589,454)
Class R6		(505,416)		(3,851,682)
Administrator Class		(12,907)		(132,101)

Total distributions to shareholders		(839,254)		(6,732,560)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	249,844	2,989,458	271,189	3,342,526
Class R	498	5,843	673	8,354
Class R4	329,687	3,988,255	562,108	7,049,850
Class R6	638,993	7,729,212	1,422,335	17,984,319
Administrator Class	29,947	360,117	104,231	1,320,409

		15,072,885		29,705,458

Reinvestment of distributions
Class A	11,368	142,357	103,856	1,150,306
Class R	20	245	136	1,486
Class R4	14,106	177,218	142,902	1,589,454
Class R6	40,325	505,416	346,774	3,849,401
Administrator Class	1,023	12,907	11,912	132,101

		838,143		6,722,748

Payment for shares redeemed
Class A	(537,744)	(6,501,930)	(272,876)	(3,315,786)
Class R	(657)	(7,725)	(419)	(5,283)
Class R4	(372,361)	(4,499,286)	(1,286,858)	(15,246,998)
Class R6	(603,431)	(7,381,450)	(4,613,789)	(55,622,123)
Administrator Class	(68,444)	(823,710)	(458,190)	(5,851,842)

		(19,214,101)		(80,042,032)

Net decrease in net assets resulting from capital share transactions		(3,303,073)		(43,613,826)

Total decrease in net assets		(3,135,892)		(50,502,260)

Net assets
Beginning of period		37,881,762		88,384,022

End of period		$34,745,870		$37,881,762

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  79

Statements of changes in net assets

	Target 2060 Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$446,705		$490,747
Net realized gains (losses) on investments		420,384		(316,135)
Net change in unrealized gains (losses) on investments		(603,197)		310,679

Net increase in net assets resulting from operations		263,892		485,291

Distributions to shareholders from net investment income and net realized gain
Class A		(15,694)		(24,635)
Class C		(1,689)		(10,144)
Class R		(1,057)		(2,753)
Class R4		(53,088)		(123,761)
Class R6		(310,399)		(688,736)
Administrator Class		(63,995)		(189,691)

Total distributions to shareholders		(445,922)		(1,039,720)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	59,651	719,273	76,768	896,544
Class C	1,122	13,049	1,954	22,381
Class R	1,141	13,327	789	9,061
Class R4	108,478	1,308,060	201,859	2,403,910
Class R6	748,398	9,084,784	923,279	10,972,269
Administrator Class	141,839	1,711,085	285,112	3,375,609

		12,849,578		17,679,774

Reinvestment of distributions
Class A	1,250	15,523	2,229	24,138
Class C	118	1,471	831	8,994
Class R	55	674	139	1,480
Class R4	4,178	52,899	11,186	123,228
Class R6	24,598	310,197	62,764	688,177
Administrator Class	5,118	63,822	17,416	189,167

		444,586		1,035,184

Payment for shares redeemed
Class A	(33,471)	(403,008)	(97,949)	(1,159,367)
Class C	(8,193)	(99,186)	0	0
Class R	(27)	(314)	(436)	(5,264)
Class R4	(90,634)	(1,118,012)	(462,721)	(5,517,303)
Class R6	(339,934)	(4,197,518)	(1,089,048)	(12,971,855)
Administrator Class	(98,703)	(1,189,286)	(394,173)	(4,623,482)

		(7,007,324)		(24,277,271)

Net increase (decrease) in net assets resulting from capital share transactions		6,286,840		(5,562,313)

Total increase (decrease) in net assets		6,104,810		(6,116,742)

Net assets
Beginning of period		16,537,899		22,654,641

End of period		$22,642,709		$16,537,899

The accompanying notes are an integral part of these financial statements.

80  |  Target Date Retirement Funds

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Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target Today Fund

Class A
Year ended February 29, 2020	$8.66	0.19		0.47	(0.20)	(0.08)	$9.04
Year ended February 28, 2019	$8.97	0.19		0.07	(0.21)	(0.36)	$8.66
Year ended February 28, 2018	$10.56	0.17		0.13	(0.08)	(1.81)	$8.97
Year ended February 28, 2017	$10.41	0.12		0.23	(0.11)	(0.09)	$10.56
Year ended February 29, 2016	$10.81	0.10	[4]	(0.29)	(0.03)	(0.18)	$10.41

Class C
Year ended February 29, 2020	$8.89	0.14	[4]	0.47	(0.12)	(0.08)	$9.30
Year ended February 28, 2019	$9.18	0.14	[4]	0.06	(0.13)	(0.36)	$8.89
Year ended February 28, 2018	$10.77	0.10		0.13	(0.01)	(1.81)	$9.18
Year ended February 28, 2017	$10.63	0.03		0.24	(0.04)	(0.09)	$10.77
Year ended February 29, 2016	$11.08	0.02	[4]	(0.29)	0.00	(0.18)	$10.63

Class R
Year ended February 29, 2020	$8.62	0.17		0.46	(0.17)	(0.08)	$9.00
Year ended February 28, 2019	$8.94	0.17		0.06	(0.19)	(0.36)	$8.62
Year ended February 28, 2018	$10.53	0.14		0.14	(0.06)	(1.81)	$8.94
Year ended February 28, 2017	$10.39	0.09		0.23	(0.09)	(0.09)	$10.53
Year ended February 29, 2016	$10.80	0.07		(0.29)	(0.01)	(0.18)	$10.39

Class R4
Year ended February 29, 2020	$8.89	0.23	[4]	0.48	(0.23)	(0.08)	$9.29
Year ended February 28, 2019	$9.20	0.24	[4]	0.05	(0.24)	(0.36)	$8.89
Year ended February 28, 2018	$10.81	0.17	[4]	0.13	(0.10)	(1.81)	$9.20
Year ended February 28, 2017	$10.65	0.14		0.25	(0.14)	(0.09)	$10.81
Year ended February 29, 2016	$11.06	0.14		(0.30)	(0.07)	(0.18)	$10.65

Class R6
Year ended February 29, 2020	$8.88	0.24	[4]	0.48	(0.24)	(0.08)	$9.28
Year ended February 28, 2019	$9.19	0.25	[4]	0.06	(0.26)	(0.36)	$8.88
Year ended February 28, 2018	$10.78	0.21	[4]	0.15	(0.14)	(1.81)	$9.19
Year ended February 28, 2017	$10.64	0.17	[4]	0.23	(0.17)	(0.09)	$10.78
Year ended February 29, 2016	$11.05	0.15		(0.29)	(0.09)	(0.18)	$10.64

Administrator Class
Year ended February 29, 2020	$8.90	0.21	[4]	0.48	(0.21)	(0.08)	$9.30
Year ended February 28, 2019	$9.21	0.22	[4]	0.05	(0.22)	(0.36)	$8.90
Year ended February 28, 2018	$10.78	0.18		0.15	(0.09)	(1.81)	$9.21
Year ended February 28, 2017	$10.63	0.13	[4]	0.23	(0.12)	(0.09)	$10.78
Year ended February 29, 2016	$11.03	0.12	[4]	(0.29)	(0.05)	(0.18)	$10.63

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.12%	0.13%	0.15%	0.15%	0.15%
Class C	0.12	0.13	0.15	0.15	0.15
Class R	0.17	0.11	0.16	0.16	0.14
Class R4	0.12	0.13	0.16	0.15	0.15
Class R6	0.12	0.13	0.15	0.15	0.15
Administrator Class	0.12	0.13	0.15	0.15	0.15

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

82  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.16%	0.98%	0.63%	7.64%	37%	$36,878
2.21%	0.93%	0.65%	3.09%	45%	$37,865
1.59%	0.87%	0.69%	2.54%	80%	$47,030
1.06%	0.85%	0.76%	3.39%	41%	$55,965
0.98%	0.86%	0.77%	(1.74)%	36%	$66,656

1.46%	1.73%	1.39%	6.80%	37%	$529
1.50%	1.68%	1.40%	2.31%	45%	$923
0.83%	1.62%	1.44%	1.76%	80%	$2,250
0.31%	1.61%	1.51%	2.57%	41%	$2,822
0.19%	1.63%	1.53%	(2.44)%	36%	$2,763

1.88%	1.23%	0.90%	7.35%	37%	$31
1.96%	1.16%	0.89%	2.72%	45%	$28
1.36%	1.13%	0.94%	2.31%	80%	$29
0.79%	1.12%	1.01%	3.13%	41%	$32
0.69%	1.12%	1.02%	(2.00)%	36%	$29

2.46%	0.70%	0.34%	7.98%	37%	$2,437
2.62%	0.67%	0.34%	3.35%	45%	$2,825
1.54%	0.60%	0.44%	2.46%	80%	$12,858
1.37%	0.58%	0.45%	3.71%	41%	$248,734
1.27%	0.59%	0.45%	(1.40)%	36%	$271,674

2.60%	0.55%	0.19%	8.16%	37%	$17,264
2.72%	0.51%	0.19%	3.52%	45%	$17,013
1.99%	0.44%	0.24%	2.99%	80%	$40,511
1.53%	0.42%	0.30%	3.81%	41%	$72,643
1.42%	0.43%	0.30%	(1.25)%	36%	$243,820

2.29%	0.90%	0.53%	7.76%	37%	$7,029
2.38%	0.86%	0.54%	3.11%	45%	$9,597
1.66%	0.79%	0.59%	2.77%	80%	$24,351
1.17%	0.77%	0.65%	3.41%	41%	$39,234
1.07%	0.78%	0.65%	(1.56)%	36%	$61,887

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  83

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2010 Fund

Class A
Year ended February 29, 2020	$10.13	0.23	[4]	0.53	(0.23)	(0.11)	$10.55
Year ended February 28, 2019	$10.72	0.23	[4]	0.07	(0.27)	(0.62)	$10.13
Year ended February 28, 2018	$12.41	0.19		0.22	(0.04)	(2.06)	$10.72
Year ended February 28, 2017	$12.26	0.15		0.30	(0.09)	(0.21)	$12.41
Year ended February 29, 2016	$13.16	0.14	[4]	(0.40)	(0.06)	(0.58)	$12.26

Class C
Year ended February 29, 2020	$10.24	0.15	[4]	0.54	(0.15)	(0.11)	$10.67
Year ended February 28, 2019	$10.82	0.16	[4]	0.06	(0.18)	(0.62)	$10.24
Year ended February 28, 2018	$12.56	0.13		0.19	0.00	(2.06)	$10.82
Year ended February 28, 2017	$12.42	0.07		0.30	(0.02)	(0.21)	$12.56
Year ended February 29, 2016	$13.36	0.04	[4]	(0.40)	0.00	(0.58)	$12.42

Class R
Year ended February 29, 2020	$10.04	0.20		0.53	(0.20)	(0.11)	$10.46
Year ended February 28, 2019	$10.63	0.20		0.07	(0.24)	(0.62)	$10.04
Year ended February 28, 2018	$12.33	0.16		0.22	(0.02)	(2.06)	$10.63
Year ended February 28, 2017	$12.19	0.11		0.31	(0.07)	(0.21)	$12.33
Year ended February 29, 2016	$13.11	0.11	[4]	(0.41)	(0.04)	(0.58)	$12.19

Class R4
Year ended February 29, 2020	$10.27	0.27	[4]	0.54	(0.27)	(0.11)	$10.70
Year ended February 28, 2019	$10.86	0.29	[4]	0.04	(0.30)	(0.62)	$10.27
Year ended February 28, 2018	$12.55	0.23	[4]	0.22	(0.08)	(2.06)	$10.86
Year ended February 28, 2017	$12.38	0.19	[4]	0.32	(0.13)	(0.21)	$12.55
Year ended February 29, 2016	$13.30	0.18	[4]	(0.41)	(0.11)	(0.58)	$12.38

Class R6
Year ended February 29, 2020	$10.25	0.28	[4]	0.54	(0.28)	(0.11)	$10.68
Year ended February 28, 2019	$10.84	0.29	[4]	0.06	(0.32)	(0.62)	$10.25
Year ended February 28, 2018	$12.54	0.25	[4]	0.22	(0.11)	(2.06)	$10.84
Year ended February 28, 2017	$12.37	0.21	[4]	0.32	(0.15)	(0.21)	$12.54
Year ended February 29, 2016	$13.29	0.19		(0.40)	(0.13)	(0.58)	$12.37

Administrator Class
Year ended February 29, 2020	$10.27	0.24	[4]	0.55	(0.24)	(0.11)	$10.71
Year ended February 28, 2019	$10.86	0.26	[4]	0.05	(0.28)	(0.62)	$10.27
Year ended February 28, 2018	$12.55	0.21	[4]	0.21	(0.05)	(2.06)	$10.86
Year ended February 28, 2017	$12.39	0.16		0.31	(0.10)	(0.21)	$12.55
Year ended February 29, 2016	$13.29	0.16	[4]	(0.41)	(0.07)	(0.58)	$12.39

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.12%	0.13%	0.15%	0.16%	0.15%
Class C	0.12	0.13	0.15	0.16	0.15
Class R	0.20	0.13	0.16	0.16	0.15
Class R4	0.12	0.13	0.15	0.16	0.15
Class R6	0.12	0.13	0.15	0.16	0.15
Administrator Class	0.12	0.13	0.15	0.16	0.15

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

84  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.15%	1.00%	0.63%	7.57%	37%	$33,505
2.20%	0.91%	0.65%	3.03%	45%	$35,777
1.58%	0.87%	0.70%	3.04%	79%	$51,677
1.14%	0.87%	0.78%	3.71%	41%	$60,237
1.11%	0.88%	0.79%	(1.99)%	36%	$67,826

1.40%	1.75%	1.39%	6.70%	37%	$576
1.47%	1.65%	1.40%	2.25%	45%	$735
0.83%	1.62%	1.45%	2.25%	79%	$1,323
0.39%	1.62%	1.53%	2.96%	41%	$1,761
0.34%	1.65%	1.55%	(2.69)%	36%	$1,984

1.87%	1.24%	0.90%	7.29%	37%	$23
1.94%	1.14%	0.90%	2.82%	45%	$22
1.32%	1.13%	0.96%	2.75%	79%	$23
0.88%	1.14%	1.03%	3.45%	41%	$53
0.84%	1.16%	1.05%	(2.27)%	36%	$52

2.50%	0.72%	0.34%	7.90%	37%	$1,155
2.65%	0.66%	0.34%	3.35%	45%	$1,825
1.83%	0.59%	0.41%	3.30%	79%	$17,218
1.45%	0.59%	0.47%	4.11%	41%	$48,885
1.42%	0.61%	0.47%	(1.73)%	36%	$70,528

2.61%	0.57%	0.19%	8.07%	37%	$14,128
2.71%	0.48%	0.19%	3.53%	45%	$16,789
2.00%	0.44%	0.25%	3.42%	79%	$40,332
1.61%	0.44%	0.32%	4.27%	41%	$82,474
1.57%	0.45%	0.32%	(1.59)%	36%	$200,168

2.29%	0.92%	0.54%	7.77%	37%	$8,332
2.37%	0.83%	0.54%	3.08%	45%	$12,382
1.68%	0.79%	0.59%	3.09%	79%	$32,634
1.26%	0.79%	0.67%	3.84%	41%	$49,565
1.22%	0.80%	0.67%	(1.83)%	36%	$91,381

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  85

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2015 Fund

Class A
Year ended February 29, 2020	$7.04	0.16	[4]	0.34	(0.16)	(0.21)	$7.17
Year ended February 28, 2019	$7.88	0.16		0.06	(0.17)	(0.89)	$7.04
Year ended February 28, 2018	$10.12	0.15		0.27	(0.02)	(2.64)	$7.88
Year ended February 28, 2017	$9.87	0.15	[4]	0.37	(0.10)	(0.17)	$10.12
Year ended February 29, 2016	$10.40	0.15		(0.41)	(0.09)	(0.18)	$9.87

Class R
Year ended February 29, 2020	$7.19	0.14		0.35	(0.14)	(0.21)	$7.33
Year ended February 28, 2019	$8.02	0.15		0.05	(0.14)	(0.89)	$7.19
Year ended February 28, 2018	$10.26	0.13		0.27	(0.00)[5]	(2.64)	$8.02
Year ended February 28, 2017	$10.01	0.13		0.37	(0.08)	(0.17)	$10.26
Year ended February 29, 2016	$10.55	0.13		(0.42)	(0.07)	(0.18)	$10.01

Class R4
Year ended February 29, 2020	$7.10	0.18	[4]	0.35	(0.18)	(0.21)	$7.24
Year ended February 28, 2019	$7.94	0.21	[4]	0.03	(0.19)	(0.89)	$7.10
Year ended February 28, 2018	$10.16	0.19	[4]	0.26	(0.03)	(2.64)	$7.94
Year ended February 28, 2017	$9.91	0.18	[4]	0.37	(0.13)	(0.17)	$10.16
Year ended February 29, 2016	$10.43	0.18		(0.41)	(0.11)	(0.18)	$9.91

Class R6
Year ended February 29, 2020	$7.10	0.19	[4]	0.35	(0.19)	(0.21)	$7.24
Year ended February 28, 2019	$7.94	0.21	[4]	0.04	(0.20)	(0.89)	$7.10
Year ended February 28, 2018	$10.15	0.25		0.22	(0.04)	(2.64)	$7.94
Year ended February 28, 2017	$9.90	0.20	[4]	0.37	(0.15)	(0.17)	$10.15
Year ended February 29, 2016	$10.42	0.20		(0.42)	(0.12)	(0.18)	$9.90

Administrator Class
Year ended February 29, 2020	$7.24	0.17	[4]	0.35	(0.17)	(0.21)	$7.38
Year ended February 28, 2019	$8.07	0.19	[4]	0.04	(0.17)	(0.89)	$7.24
Year ended February 28, 2018	$10.29	0.18	[4]	0.26	(0.02)	(2.64)	$8.07
Year ended February 28, 2017	$10.02	0.17	[4]	0.38	(0.11)	(0.17)	$10.29
Year ended February 29, 2016	$10.55	0.17		(0.43)	(0.09)	(0.18)	$10.02

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.12%	0.14%	0.16%	0.16%	0.16%
Class R	0.19	0.12	0.17	0.16	0.16
Class R4	0.12	0.14	0.16	0.16	0.16
Class R6	0.12	0.14	0.16	0.16	0.16
Administrator Class	0.12	0.14	0.16	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

86  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.13%	0.96%	0.62%	7.18%	36%	$32,650
2.16%	0.90%	0.65%	3.17%	44%	$36,236
1.65%	0.86%	0.71%	3.72%	76%	$42,542
1.43%	0.87%	0.79%	5.30%	41%	$54,770
1.55%	0.85%	0.79%	(2.54)%	36%	$74,807

1.83%	1.19%	0.90%	6.80%	36%	$20
1.91%	1.14%	0.90%	2.98%	44%	$20
1.41%	1.12%	0.96%	3.52%	76%	$22
1.18%	1.12%	1.04%	4.99%	41%	$37
1.25%	1.14%	1.06%	(2.78)%	36%	$42

2.42%	0.67%	0.34%	7.57%	36%	$5,853
2.62%	0.60%	0.34%	3.50%	44%	$7,352
1.91%	0.59%	0.41%	4.05%	76%	$43,346
1.73%	0.59%	0.48%	5.57%	41%	$105,773
1.83%	0.59%	0.48%	(2.22)%	36%	$127,503

2.62%	0.52%	0.19%	7.74%	36%	$18,725
2.67%	0.46%	0.19%	3.65%	44%	$31,174
2.08%	0.44%	0.26%	4.27%	76%	$61,265
1.92%	0.43%	0.33%	5.74%	41%	$125,438
1.97%	0.44%	0.33%	(2.12)%	36%	$367,041

2.24%	0.87%	0.54%	7.20%	36%	$5,345
2.33%	0.81%	0.54%	3.33%	44%	$6,821
1.76%	0.77%	0.60%	3.89%	76%	$15,886
1.59%	0.78%	0.68%	5.52%	41%	$21,910
1.62%	0.78%	0.68%	(2.45)%	36%	$122,329

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  87

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2020 Fund

Class A
Year ended February 29, 2020	$11.64	0.25	[4]	0.51	(0.27)	(0.15)	$11.98
Year ended February 28, 2019	$12.55	0.26		0.06	(0.41)	(0.82)	$11.64
Year ended February 28, 2018	$14.87	0.24		0.61	0.00	(3.17)	$12.55
Year ended February 28, 2017	$14.19	0.21		0.85	(0.17)	(0.21)	$14.87
Year ended February 29, 2016	$15.24	0.22	[4]	(0.81)	(0.10)	(0.36)	$14.19

Class C
Year ended February 29, 2020	$11.41	0.16	[4]	0.50	(0.17)	(0.15)	$11.75
Year ended February 28, 2019	$12.31	0.17	[4]	0.06	(0.31)	(0.82)	$11.41
Year ended February 28, 2018	$14.75	0.13		0.60	0.00	(3.17)	$12.31
Year ended February 28, 2017	$14.10	0.10		0.84	(0.08)	(0.21)	$14.75
Year ended February 29, 2016	$15.16	0.11	[4]	(0.79)	(0.02)	(0.36)	$14.10

Class R
Year ended February 29, 2020	$11.53	0.21	[4]	0.52	(0.25)	(0.15)	$11.86
Year ended February 28, 2019	$12.46	0.22	[4]	0.08	(0.41)	(0.82)	$11.53
Year ended February 28, 2018	$14.81	0.22	[4]	0.60	0.00	(3.17)	$12.46
Year ended February 28, 2017	$14.14	0.18		0.84	(0.14)	(0.21)	$14.81
Year ended February 29, 2016	$15.18	0.17	[4]	(0.79)	(0.06)	(0.36)	$14.14

Class R4
Year ended February 29, 2020	$11.98	0.30	[4]	0.54	(0.31)	(0.15)	$12.36
Year ended February 28, 2019	$12.89	0.33	[4]	0.04	(0.46)	(0.82)	$11.98
Year ended February 28, 2018	$15.15	0.31	[4]	0.60	0.00	(3.17)	$12.89
Year ended February 28, 2017	$14.44	0.27	[4]	0.86	(0.21)	(0.21)	$15.15
Year ended February 29, 2016	$15.50	0.26		(0.81)	(0.15)	(0.36)	$14.44

Class R6
Year ended February 29, 2020	$11.98	0.32	[4]	0.53	(0.33)	(0.15)	$12.35
Year ended February 28, 2019	$12.90	0.34	[4]	0.06	(0.50)	(0.82)	$11.98
Year ended February 28, 2018	$15.14	0.33	[4]	0.61	(0.01)	(3.17)	$12.90
Year ended February 28, 2017	$14.43	0.29	[4]	0.86	(0.23)	(0.21)	$15.14
Year ended February 29, 2016	$15.50	0.27		(0.80)	(0.18)	(0.36)	$14.43

Administrator Class
Year ended February 29, 2020	$11.90	0.27	[4]	0.53	(0.28)	(0.15)	$12.27
Year ended February 28, 2019	$12.80	0.31		0.04	(0.43)	(0.82)	$11.90
Year ended February 28, 2018	$15.09	0.29		0.59	0.00	(3.17)	$12.80
Year ended February 28, 2017	$14.40	0.24	[4]	0.84	(0.18)	(0.21)	$15.09
Year ended February 29, 2016	$15.46	0.23		(0.81)	(0.12)	(0.36)	$14.40

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.13%	0.14%	0.16%	0.17%	0.16%
Class C	0.13	0.14	0.16	0.17	0.16
Class R	0.14	0.13	0.17	0.17	0.16
Class R4	0.13	0.14	0.17	0.17	0.16
Class R6	0.13	0.14	0.17	0.17	0.16
Administrator Class	0.13	0.14	0.17	0.17	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

88  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.08%	0.75%	0.63%	6.53%	36%	$132,755
2.14%	0.75%	0.65%	3.12%	43%	$147,196
1.74%	0.79%	0.71%	5.40%	73%	$199,069
1.44%	0.85%	0.81%	7.53%	39%	$218,652
1.49%	0.86%	0.82%	(3.86)%	34%	$230,667

1.33%	1.50%	1.39%	5.79%	36%	$2,785
1.41%	1.50%	1.40%	2.28%	43%	$3,377
0.99%	1.54%	1.46%	4.60%	73%	$6,219
0.69%	1.60%	1.56%	6.71%	39%	$6,713
0.74%	1.62%	1.58%	(4.50)%	34%	$6,355

1.76%	0.99%	0.90%	6.32%	36%	$119
1.84%	1.00%	0.90%	2.84%	43%	$86
1.51%	1.06%	0.98%	5.20%	73%	$66
1.21%	1.10%	1.06%	7.27%	39%	$321
1.25%	1.14%	1.08%	(4.08)%	34%	$409

2.39%	0.47%	0.34%	6.99%	36%	$31,139
2.54%	0.47%	0.34%	3.36%	43%	$38,539
2.05%	0.53%	0.42%	5.70%	73%	$130,172
1.76%	0.56%	0.50%	7.89%	39%	$357,823
1.82%	0.58%	0.50%	(3.52)%	34%	$408,501

2.52%	0.32%	0.19%	7.06%	36%	$147,590
2.66%	0.32%	0.19%	3.58%	43%	$154,089
2.20%	0.37%	0.26%	5.89%	73%	$400,206
1.92%	0.41%	0.35%	8.04%	39%	$645,237
1.97%	0.43%	0.35%	(3.42)%	34%	$1,116,419

2.18%	0.67%	0.54%	6.73%	36%	$54,435
2.28%	0.67%	0.54%	3.18%	43%	$63,684
1.85%	0.72%	0.61%	5.51%	73%	$111,716
1.60%	0.76%	0.70%	7.58%	39%	$197,835
1.62%	0.77%	0.70%	(3.72)%	34%	$526,327

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  89

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2025 Fund

Class A
Year ended February 29, 2020	$5.57	0.12	[4]	0.21	(0.13)	(0.20)	$5.57
Year ended February 28, 2019	$6.41	0.13	[4]	(0.00)[5]	(0.14)	(0.83)	$5.57
Year ended February 28, 2018	$10.48	0.17	[4]	0.63	(0.03)	(4.84)	$6.41
Year ended February 28, 2017	$9.77	0.13		0.90	(0.15)	(0.17)	$10.48
Year ended February 29, 2016	$10.69	0.14	[4]	(0.73)	(0.08)	(0.25)	$9.77

Class R
Year ended February 29, 2020	$5.50	0.10	[4]	0.20	(0.11)	(0.20)	$5.49
Year ended February 28, 2019	$6.34	0.11	[4]	0.02	(0.14)	(0.83)	$5.50
Year ended February 28, 2018	$10.49	0.16	[4]	0.53	0.00	(4.84)	$6.34
Year ended February 28, 2017	$9.79	0.12		0.88	(0.13)	(0.17)	$10.49
Year ended February 29, 2016	$10.71	0.13		(0.73)	(0.07)	(0.25)	$9.79

Class R4
Year ended February 29, 2020	$5.61	0.14	[4]	0.21	(0.14)	(0.20)	$5.62
Year ended February 28, 2019	$6.45	0.16	[4]	(0.01)	(0.16)	(0.83)	$5.61
Year ended February 28, 2018	$10.52	0.20		0.63	(0.06)	(4.84)	$6.45
Year ended February 28, 2017	$9.80	0.17		0.90	(0.18)	(0.17)	$10.52
Year ended February 29, 2016	$10.72	0.18		(0.73)	(0.12)	(0.25)	$9.80

Class R6
Year ended February 29, 2020	$5.61	0.15	[4]	0.20	(0.15)	(0.20)	$5.61
Year ended February 28, 2019	$6.44	0.16	[4]	0.01	(0.17)	(0.83)	$5.61
Year ended February 28, 2018	$10.51	0.25		0.60	(0.08)	(4.84)	$6.44
Year ended February 28, 2017	$9.80	0.20	[4]	0.87	(0.19)	(0.17)	$10.51
Year ended February 29, 2016	$10.71	0.20		(0.73)	(0.13)	(0.25)	$9.80

Administrator Class
Year ended February 29, 2020	$5.66	0.13	[4]	0.21	(0.13)	(0.20)	$5.67
Year ended February 28, 2019	$6.48	0.15	[4]	(0.00)[5]	(0.14)	(0.83)	$5.66
Year ended February 28, 2018	$10.55	0.19		0.62	(0.04)	(4.84)	$6.48
Year ended February 28, 2017	$9.82	0.17	[4]	0.89	(0.16)	(0.17)	$10.55
Year ended February 29, 2016	$10.74	0.16		(0.74)	(0.09)	(0.25)	$9.82

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.13%	0.15%	0.17%	0.17%	0.16%
Class R	0.15	0.13	0.18	0.17	0.16
Class R4	0.13	0.15	0.17	0.17	0.16
Class R6	0.13	0.15	0.17	0.16	0.16
Administrator Class	0.13	0.15	0.17	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

90  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.04%	0.77%	0.62%	5.71%	36%	$94,505
2.08%	0.78%	0.65%	2.78%	43%	$106,485
1.70%	0.81%	0.71%	7.09%	67%	$117,382
1.37%	0.84%	0.81%	10.61%	36%	$140,428
1.40%	0.84%	0.81%	(5.56)%	32%	$175,373

1.73%	1.01%	0.89%	5.37%	36%	$57
1.78%	1.02%	0.90%	2.67%	43%	$44
1.53%	1.10%	1.02%	5.94%	67%	$29
1.12%	1.10%	1.06%	10.22%	36%	$610
1.20%	1.13%	1.08%	(5.72)%	32%	$830

2.31%	0.49%	0.34%	6.16%	36%	$36,023
2.45%	0.50%	0.34%	3.05%	43%	$42,046
2.01%	0.55%	0.43%	7.33%	67%	$87,607
1.65%	0.57%	0.50%	10.98%	36%	$274,639
1.78%	0.58%	0.50%	(5.26)%	32%	$279,663

2.49%	0.34%	0.19%	6.15%	36%	$106,756
2.57%	0.35%	0.19%	3.41%	43%	$131,314
2.16%	0.39%	0.26%	7.54%	67%	$201,812
1.92%	0.41%	0.35%	11.04%	36%	$372,101
1.92%	0.43%	0.35%	(5.02)%	32%	$1,416,984

2.16%	0.69%	0.54%	5.88%	36%	$10,650
2.27%	0.70%	0.54%	2.94%	43%	$15,362
1.81%	0.73%	0.61%	7.12%	67%	$43,559
1.59%	0.76%	0.70%	10.87%	36%	$65,620
1.58%	0.77%	0.70%	(5.45)%	32%	$298,492

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  91

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2030 Fund

Class A
Year ended February 29, 2020	$12.03	0.25		0.34	(0.27)	(0.21)	$12.14
Year ended February 28, 2019	$13.53	0.26		(0.00)[4]	(0.33)	(1.43)	$12.03
Year ended February 28, 2018	$16.70	0.27		1.25	(0.15)	(4.54)	$13.53
Year ended February 28, 2017	$15.17	0.23		1.90	(0.31)	(0.29)	$16.70
Year ended February 29, 2016	$16.97	0.21	[5]	(1.44)	(0.14)	(0.43)	$15.17

Class C
Year ended February 29, 2020	$11.50	0.15	[5]	0.32	(0.16)	(0.21)	$11.60
Year ended February 28, 2019	$13.01	0.16	[5]	(0.00)[4]	(0.24)	(1.43)	$11.50
Year ended February 28, 2018	$16.24	0.18		1.17	(0.04)	(4.54)	$13.01
Year ended February 28, 2017	$14.79	0.07		1.88	(0.21)	(0.29)	$16.24
Year ended February 29, 2016	$16.58	0.10		(1.41)	(0.05)	(0.43)	$14.79

Class R
Year ended February 29, 2020	$12.05	0.22	[5]	0.34	(0.24)	(0.21)	$12.16
Year ended February 28, 2019	$13.55	0.23	[5]	(0.00)[4]	(0.30)	(1.43)	$12.05
Year ended February 28, 2018	$16.66	0.26	[5]	1.17	0.00	(4.54)	$13.55
Year ended February 28, 2017	$15.14	0.18		1.90	(0.27)	(0.29)	$16.66
Year ended February 29, 2016	$16.95	0.18		(1.44)	(0.12)	(0.43)	$15.14

Class R4
Year ended February 29, 2020	$12.32	0.29	[5]	0.36	(0.31)	(0.21)	$12.45
Year ended February 28, 2019	$13.81	0.34	[5]	(0.03)	(0.37)	(1.43)	$12.32
Year ended February 28, 2018	$16.95	0.34	[5]	1.25	(0.19)	(4.54)	$13.81
Year ended February 28, 2017	$15.38	0.27		1.94	(0.35)	(0.29)	$16.95
Year ended February 29, 2016	$17.20	0.28		(1.47)	(0.20)	(0.43)	$15.38

Class R6
Year ended February 29, 2020	$12.30	0.32		0.33	(0.32)	(0.21)	$12.42
Year ended February 28, 2019	$13.79	0.34	[5]	(0.01)	(0.39)	(1.43)	$12.30
Year ended February 28, 2018	$16.93	0.36	[5]	1.26	(0.22)	(4.54)	$13.79
Year ended February 28, 2017	$15.37	0.31	[5]	1.92	(0.38)	(0.29)	$16.93
Year ended February 29, 2016	$17.19	0.30		(1.46)	(0.23)	(0.43)	$15.37

Administrator Class
Year ended February 29, 2020	$12.32	0.27	[5]	0.35	(0.28)	(0.21)	$12.45
Year ended February 28, 2019	$13.80	0.30	[5]	(0.02)	(0.33)	(1.43)	$12.32
Year ended February 28, 2018	$16.94	0.28		1.27	(0.15)	(4.54)	$13.80
Year ended February 28, 2017	$15.37	0.25	[5]	1.93	(0.32)	(0.29)	$16.94
Year ended February 29, 2016	$17.19	0.25		(1.47)	(0.17)	(0.43)	$15.37

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.14%	0.15%	0.17%	0.17%	0.16%
Class C	0.14	0.15	0.17	0.17	0.16
Class R	0.16	0.15	0.19	0.17	0.16
Class R4	0.14	0.15	0.17	0.17	0.16
Class R6	0.14	0.15	0.17	0.16	0.16
Administrator Class	0.14	0.15	0.17	0.17	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Amount is more than $(0.005).

[5]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

92  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.98%	0.75%	0.63%	4.72%	36%	$163,774
2.04%	0.76%	0.65%	2.55%	43%	$177,608
1.63%	0.80%	0.71%	8.79%	61%	$228,015
1.32%	0.84%	0.82%	14.15%	31%	$230,044
1.32%	0.86%	0.83%	(7.37)%	30%	$227,928

1.24%	1.50%	1.39%	3.92%	36%	$2,060
1.30%	1.51%	1.40%	1.82%	43%	$2,851
0.88%	1.55%	1.46%	7.95%	61%	$4,748
0.57%	1.59%	1.57%	13.28%	31%	$4,630
0.63%	1.63%	1.59%	(8.05)%	30%	$4,662

1.72%	0.97%	0.87%	4.48%	36%	$44
1.76%	1.01%	0.89%	2.37%	43%	$40
1.54%	1.10%	1.04%	8.28%	61%	$34
1.06%	1.10%	1.07%	13.88%	31%	$904
1.11%	1.12%	1.08%	(7.57)%	30%	$853

2.28%	0.47%	0.34%	5.07%	36%	$51,595
2.45%	0.48%	0.34%	2.88%	43%	$57,366
1.95%	0.53%	0.42%	9.09%	61%	$219,799
1.64%	0.56%	0.51%	14.52%	31%	$507,587
1.73%	0.58%	0.51%	(7.07)%	30%	$513,864

2.41%	0.32%	0.19%	5.15%	36%	$231,645
2.51%	0.33%	0.19%	3.08%	43%	$230,953
2.10%	0.38%	0.26%	9.28%	61%	$353,891
1.87%	0.41%	0.36%	14.63%	31%	$618,551
1.85%	0.43%	0.36%	(6.93)%	30%	$1,284,324

2.08%	0.67%	0.54%	4.86%	36%	$79,552
2.18%	0.68%	0.54%	2.69%	43%	$89,022
1.75%	0.72%	0.61%	8.86%	61%	$161,583
1.51%	0.76%	0.71%	14.32%	31%	$262,336
1.52%	0.77%	0.71%	(7.27)%	30%	$498,554

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  93

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2035 Fund

Class A
Year ended February 29, 2020	$7.38	0.15		0.14	(0.16)	(0.13)	$7.38
Year ended February 28, 2019	$8.35	0.15		(0.00)[4]	(0.18)	(0.94)	$7.38
Year ended February 28, 2018	$11.25	0.18		1.01	(0.12)	(3.97)	$8.35
Year ended February 28, 2017	$9.89	0.13		1.56	(0.15)	(0.18)	$11.25
Year ended February 29, 2016	$11.32	0.15		(1.18)	(0.11)	(0.29)	$9.89

Class R
Year ended February 29, 2020	$7.44	0.13		0.15	(0.15)	(0.13)	$7.44
Year ended February 28, 2019	$8.42	0.12		0.01	(0.17)	(0.94)	$7.44
Year ended February 28, 2018	$11.32	0.15		1.01	(0.09)	(3.97)	$8.42
Year ended February 28, 2017	$9.95	0.11		1.57	(0.13)	(0.18)	$11.32
Year ended February 29, 2016	$11.39	0.11		(1.17)	(0.09)	(0.29)	$9.95

Class R4
Year ended February 29, 2020	$7.40	0.17	[5]	0.15	(0.19)	(0.13)	$7.40
Year ended February 28, 2019	$8.37	0.20	[5]	(0.03)	(0.20)	(0.94)	$7.40
Year ended February 28, 2018	$11.27	0.21	[5]	1.02	(0.16)	(3.97)	$8.37
Year ended February 28, 2017	$9.91	0.17	[5]	1.56	(0.19)	(0.18)	$11.27
Year ended February 29, 2016	$11.33	0.18		(1.17)	(0.14)	(0.29)	$9.91

Class R6
Year ended February 29, 2020	$7.39	0.18	[5]	0.15	(0.20)	(0.13)	$7.39
Year ended February 28, 2019	$8.37	0.25		(0.07)	(0.22)	(0.94)	$7.39
Year ended February 28, 2018	$11.27	0.27		0.98	(0.18)	(3.97)	$8.37
Year ended February 28, 2017	$9.91	0.20	[5]	1.55	(0.21)	(0.18)	$11.27
Year ended February 29, 2016	$11.33	0.19		(1.16)	(0.16)	(0.29)	$9.91

Administrator Class
Year ended February 29, 2020	$7.47	0.16	[5]	0.14	(0.17)	(0.13)	$7.47
Year ended February 28, 2019	$8.41	0.18		(0.01)	(0.17)	(0.94)	$7.47
Year ended February 28, 2018	$11.30	0.19		1.02	(0.13)	(3.97)	$8.41
Year ended February 28, 2017	$9.94	0.16	[5]	1.55	(0.17)	(0.18)	$11.30
Year ended February 29, 2016	$11.37	0.16		(1.18)	(0.12)	(0.29)	$9.94

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.15%	0.16%	0.18%	0.17%	0.17%
Class R	0.15	0.16	0.18	0.17	0.17
Class R4	0.15	0.16	0.18	0.17	0.16
Class R6	0.15	0.16	0.18	0.16	0.16
Administrator Class	0.15	0.16	0.18	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Amount is more than $(0.005).

[5]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

94  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.92%	0.80%	0.63%	3.70%	36%	$95,284
1.97%	0.81%	0.65%	2.48%	41%	$108,389
1.56%	0.83%	0.72%	10.21%	55%	$118,000
1.28%	0.85%	0.83%	17.33%	27%	$127,294
1.19%	0.84%	0.83%	(9.28)%	28%	$142,817

1.60%	1.04%	0.90%	3.46%	36%	$318
1.68%	1.06%	0.90%	2.16%	41%	$250
1.32%	1.08%	0.97%	9.87%	55%	$192
0.89%	1.11%	1.08%	17.09%	27%	$171
1.02%	1.13%	1.09%	(9.48)%	28%	$73

2.20%	0.52%	0.34%	3.99%	36%	$26,748
2.37%	0.53%	0.34%	2.80%	41%	$34,388
1.90%	0.56%	0.43%	10.53%	55%	$82,617
1.54%	0.57%	0.52%	17.68%	27%	$240,025
1.66%	0.59%	0.52%	(8.92)%	28%	$228,810

2.38%	0.37%	0.19%	4.16%	36%	$89,108
2.48%	0.38%	0.19%	2.86%	41%	$112,021
2.04%	0.41%	0.27%	10.76%	55%	$185,889
1.83%	0.42%	0.37%	17.86%	27%	$317,594
1.80%	0.44%	0.37%	(8.78)%	28%	$714,884

2.04%	0.72%	0.54%	3.75%	36%	$6,888
2.20%	0.72%	0.54%	2.64%	41%	$9,608
1.67%	0.74%	0.61%	10.33%	55%	$35,678
1.52%	0.77%	0.72%	17.38%	27%	$50,898
1.46%	0.78%	0.72%	(9.17)%	28%	$182,599

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  95

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2040 Fund

Class A
Year ended February 29, 2020	$14.09	0.28		0.12	(0.29)	(0.18)	$14.02
Year ended February 28, 2019	$16.02	0.29		(0.05)	(0.36)	(1.81)	$14.09
Year ended February 28, 2018	$19.43	0.31		1.93	(0.31)	(5.34)	$16.02
Year ended February 28, 2017	$16.74	0.23		3.08	(0.27)	(0.35)	$19.43
Year ended February 29, 2016	$19.53	0.22	[4]	(2.27)	(0.20)	(0.54)	$16.74

Class C
Year ended February 29, 2020	$12.66	0.15	[4]	0.11	(0.18)	(0.18)	$12.56
Year ended February 28, 2019	$14.61	0.17	[4]	(0.06)	(0.25)	(1.81)	$12.66
Year ended February 28, 2018	$18.19	0.14	[4]	1.81	(0.19)	(5.34)	$14.61
Year ended February 28, 2017	$15.71	0.04	[4]	2.94	(0.15)	(0.35)	$18.19
Year ended February 29, 2016	$18.38	0.09	[4]	(2.15)	(0.07)	(0.54)	$15.71

Class R
Year ended February 29, 2020	$14.08	0.25		0.12	(0.26)	(0.18)	$14.01
Year ended February 28, 2019	$16.02	0.25	[4]	(0.05)	(0.33)	(1.81)	$14.08
Year ended February 28, 2018	$19.36	0.27	[4]	1.93	(0.20)	(5.34)	$16.02
Year ended February 28, 2017	$16.69	0.18		3.07	(0.23)	(0.35)	$19.36
Year ended February 29, 2016	$19.51	0.18		(2.28)	(0.18)	(0.54)	$16.69

Class R4
Year ended February 29, 2020	$14.60	0.33	[4]	0.13	(0.34)	(0.18)	$14.54
Year ended February 28, 2019	$16.51	0.39	[4]	(0.08)	(0.41)	(1.81)	$14.60
Year ended February 28, 2018	$19.86	0.36		1.99	(0.36)	(5.34)	$16.51
Year ended February 28, 2017	$17.09	0.27		3.18	(0.33)	(0.35)	$19.86
Year ended February 29, 2016	$19.93	0.28		(2.32)	(0.26)	(0.54)	$17.09

Class R6
Year ended February 29, 2020	$14.58	0.35		0.13	(0.36)	(0.18)	$14.52
Year ended February 28, 2019	$16.50	0.39	[4]	(0.06)	(0.44)	(1.81)	$14.58
Year ended February 28, 2018	$19.85	0.40	[4]	1.98	(0.39)	(5.34)	$16.50
Year ended February 28, 2017	$17.09	0.41		3.06	(0.36)	(0.35)	$19.85
Year ended February 29, 2016	$19.93	0.32		(2.33)	(0.29)	(0.54)	$17.09

Administrator Class
Year ended February 29, 2020	$14.56	0.32		0.12	(0.31)	(0.18)	$14.51
Year ended February 28, 2019	$16.47	0.34	[4]	(0.07)	(0.37)	(1.81)	$14.56
Year ended February 28, 2018	$19.82	0.33	[4]	1.98	(0.32)	(5.34)	$16.47
Year ended February 28, 2017	$17.07	0.25		3.14	(0.29)	(0.35)	$19.82
Year ended February 29, 2016	$19.89	0.27		(2.33)	(0.22)	(0.54)	$17.07

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.15%	0.17%	0.18%	0.17%	0.16%
Class C	0.15	0.17	0.18	0.17	0.16
Class R	0.18	0.16	0.18	0.17	0.17
Class R4	0.15	0.17	0.18	0.17	0.16
Class R6	0.15	0.17	0.18	0.16	0.16
Administrator Class	0.15	0.17	0.18	0.17	0.16

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

96  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.85%	0.77%	0.64%	2.68%	36%	$175,942
1.91%	0.78%	0.65%	2.32%	40%	$189,990
1.51%	0.81%	0.72%	11.24%	51%	$223,769
1.21%	0.85%	0.83%	20.01%	24%	$218,689
1.23%	0.87%	0.84%	(10.72)%	27%	$202,038

1.12%	1.52%	1.39%	1.87%	36%	$1,906
1.21%	1.53%	1.40%	1.55%	40%	$2,754
0.76%	1.56%	1.46%	10.41%	51%	$5,292
0.47%	1.60%	1.58%	19.11%	24%	$4,782
0.54%	1.63%	1.60%	(11.39)%	27%	$4,621

1.57%	1.02%	0.89%	2.44%	36%	$66
1.63%	1.02%	0.90%	2.04%	40%	$62
1.40%	1.08%	1.01%	11.07%	51%	$56
0.94%	1.10%	1.08%	19.68%	24%	$394
0.97%	1.12%	1.09%	(10.96)%	27%	$289

2.14%	0.49%	0.34%	2.94%	36%	$41,864
2.38%	0.50%	0.34%	2.69%	40%	$45,177
1.85%	0.54%	0.42%	11.56%	51%	$189,896
1.54%	0.57%	0.52%	20.43%	24%	$388,622
1.64%	0.59%	0.52%	(10.45)%	27%	$385,259

2.29%	0.34%	0.19%	3.09%	36%	$185,291
2.40%	0.35%	0.19%	2.81%	40%	$184,594
2.00%	0.39%	0.27%	11.74%	51%	$283,562
1.80%	0.41%	0.37%	20.56%	24%	$489,693
1.75%	0.43%	0.37%	(10.32)%	27%	$929,672

1.95%	0.69%	0.54%	2.82%	36%	$63,232
2.09%	0.70%	0.54%	2.40%	40%	$71,411
1.63%	0.73%	0.61%	11.38%	51%	$132,365
1.43%	0.76%	0.72%	20.09%	24%	$197,272
1.42%	0.78%	0.72%	(10.56)%	27%	$320,415

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  97

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2045 Fund

Class A
Year ended February 29, 2020	$8.13	0.16	[4]	0.03	(0.19)	(0.06)	$8.07
Year ended February 28, 2019	$9.18	0.16		(0.03)	(0.19)	(0.99)	$8.13
Year ended February 28, 2018	$11.91	0.18	[4]	1.28	(0.20)	(3.99)	$9.18
Year ended February 28, 2017	$10.07	0.13		2.05	(0.17)	(0.17)	$11.91
Year ended February 29, 2016	$11.85	0.16		(1.52)	(0.13)	(0.29)	$10.07

Class R
Year ended February 29, 2020	$8.29	0.13		0.03	(0.17)	(0.06)	$8.22
Year ended February 28, 2019	$9.33	0.14		(0.02)	(0.17)	(0.99)	$8.29
Year ended February 28, 2018	$12.04	0.16		1.29	(0.17)	(3.99)	$9.33
Year ended February 28, 2017	$10.19	0.11		2.05	(0.14)	(0.17)	$12.04
Year ended February 29, 2016	$11.97	0.11		(1.51)	(0.09)	(0.29)	$10.19

Class R4
Year ended February 29, 2020	$8.19	0.18	[4]	0.03	(0.22)	(0.06)	$8.12
Year ended February 28, 2019	$9.24	0.20	[4]	(0.04)	(0.22)	(0.99)	$8.19
Year ended February 28, 2018	$11.96	0.22	[4]	1.28	(0.23)	(3.99)	$9.24
Year ended February 28, 2017	$10.11	0.16		2.06	(0.20)	(0.17)	$11.96
Year ended February 29, 2016	$11.89	0.18		(1.51)	(0.16)	(0.29)	$10.11

Class R6
Year ended February 29, 2020	$8.15	0.20	[4]	0.03	(0.23)	(0.06)	$8.09
Year ended February 28, 2019	$9.21	0.22	[4]	(0.05)	(0.24)	(0.99)	$8.15
Year ended February 28, 2018	$11.93	0.29		1.24	(0.26)	(3.99)	$9.21
Year ended February 28, 2017	$10.10	0.23		1.99	(0.22)	(0.17)	$11.93
Year ended February 29, 2016	$11.87	0.19		(1.49)	(0.18)	(0.29)	$10.10

Administrator Class
Year ended February 29, 2020	$8.27	0.17	[4]	0.03	(0.20)	(0.06)	$8.21
Year ended February 28, 2019	$9.29	0.20	[4]	(0.05)	(0.18)	(0.99)	$8.27
Year ended February 28, 2018	$12.01	0.19	[4]	1.28	(0.20)	(3.99)	$9.29
Year ended February 28, 2017	$10.16	0.16	[4]	2.04	(0.18)	(0.17)	$12.01
Year ended February 29, 2016	$11.94	0.16		(1.51)	(0.14)	(0.29)	$10.16

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.16%	0.17%	0.19%	0.17%	0.17%
Class R	0.20	0.16	0.18	0.16	0.16
Class R4	0.16	0.17	0.19	0.17	0.16
Class R6	0.16	0.17	0.19	0.16	0.16
Administrator Class	0.16	0.17	0.19	0.17	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

98  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.85%	0.88%	0.63%	2.14%	36%	$42,792
1.88%	0.85%	0.65%	2.21%	39%	$56,491
1.48%	0.86%	0.72%	11.98%	48%	$61,914
1.22%	0.86%	0.83%	21.85%	22%	$70,570
1.09%	0.86%	0.83%	(11.70)%	26%	$77,062

1.47%	1.13%	0.90%	1.81%	36%	$49
1.62%	1.09%	0.90%	2.03%	39%	$37
1.25%	1.10%	0.97%	11.77%	48%	$36
0.88%	1.11%	1.08%	21.41%	22%	$42
1.01%	1.14%	1.09%	(11.84)%	26%	$30

2.12%	0.60%	0.34%	2.34%	36%	$15,460
2.26%	0.57%	0.34%	2.53%	39%	$22,076
1.84%	0.59%	0.44%	12.39%	48%	$46,811
1.46%	0.59%	0.52%	22.25%	22%	$151,999
1.61%	0.60%	0.52%	(11.41)%	26%	$131,789

2.32%	0.45%	0.19%	2.64%	36%	$47,672
2.41%	0.42%	0.19%	2.61%	39%	$69,435
1.97%	0.43%	0.27%	12.61%	48%	$133,524
1.77%	0.43%	0.37%	22.26%	22%	$219,922
1.73%	0.45%	0.37%	(11.21)%	26%	$407,094

1.98%	0.80%	0.54%	2.21%	36%	$4,544
2.14%	0.76%	0.54%	2.32%	39%	$7,213
1.60%	0.77%	0.61%	12.05%	48%	$30,255
1.46%	0.78%	0.72%	21.89%	22%	$41,504
1.39%	0.79%	0.72%	(11.55)%	26%	$108,091

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  99

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2050 Fund

Class A
Year ended February 29, 2020	$7.13	0.13	[4]	0.02	(0.14)	(0.19)	$6.95
Year ended February 28, 2019	$8.61	0.14		(0.05)	(0.20)	(1.37)	$7.13
Year ended February 28, 2018	$11.40	0.20		1.23	(0.19)	(4.03)	$8.61
Year ended February 28, 2017	$9.61	0.12		2.02	(0.18)	(0.17)	$11.40
Year ended February 29, 2016	$11.34	0.11	[4]	(1.44)	(0.12)	(0.28)	$9.61

Class C
Year ended February 29, 2020	$7.08	0.08	[4]	0.00 [5]	(0.06)	(0.19)	$6.91
Year ended February 28, 2019	$8.56	0.06		(0.03)	(0.14)	(1.37)	$7.08
Year ended February 28, 2018	$11.36	0.11		1.22	(0.10)	(4.03)	$8.56
Year ended February 28, 2017	$9.58	0.04		2.02	(0.11)	(0.17)	$11.36
Year ended February 29, 2016	$11.30	0.06		(1.46)	(0.04)	(0.28)	$9.58

Class R
Year ended February 29, 2020	$7.15	0.12		0.00 [5]	(0.12)	(0.19)	$6.96
Year ended February 28, 2019	$8.63	0.13		(0.05)	(0.19)	(1.37)	$7.15
Year ended February 28, 2018	$11.43	0.15		1.24	(0.16)	(4.03)	$8.63
Year ended February 28, 2017	$9.63	0.09		2.04	(0.16)	(0.17)	$11.43
Year ended February 29, 2016	$11.37	0.11		(1.47)	(0.10)	(0.28)	$9.63

Class R4
Year ended February 29, 2020	$7.19	0.16	[4]	0.00 [5]	(0.16)	(0.19)	$7.00
Year ended February 28, 2019	$8.66	0.20	[4]	(0.07)	(0.23)	(1.37)	$7.19
Year ended February 28, 2018	$11.45	0.21	[4]	1.25	(0.22)	(4.03)	$8.66
Year ended February 28, 2017	$9.64	0.16	[4]	2.03	(0.21)	(0.17)	$11.45
Year ended February 29, 2016	$11.38	0.17		(1.48)	(0.15)	(0.28)	$9.64

Class R6
Year ended February 29, 2020	$7.17	0.17		0.02	(0.18)	(0.19)	$6.99
Year ended February 28, 2019	$8.65	0.25		(0.12)	(0.24)	(1.37)	$7.17
Year ended February 28, 2018	$11.44	0.26		1.22	(0.24)	(4.03)	$8.65
Year ended February 28, 2017	$9.64	0.19	[4]	2.01	(0.23)	(0.17)	$11.44
Year ended February 29, 2016	$11.37	0.18		(1.46)	(0.17)	(0.28)	$9.64

Administrator Class
Year ended February 29, 2020	$7.16	0.14		0.01	(0.15)	(0.19)	$6.97
Year ended February 28, 2019	$8.62	0.18		(0.07)	(0.20)	(1.37)	$7.16
Year ended February 28, 2018	$11.41	0.20		1.24	(0.20)	(4.03)	$8.62
Year ended February 28, 2017	$9.61	0.15	[4]	2.01	(0.19)	(0.17)	$11.41
Year ended February 29, 2016	$11.34	0.15		(1.47)	(0.13)	(0.28)	$9.61

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.16%	0.17%	0.19%	0.17%	0.17%
Class C	0.16	0.17	0.18	0.17	0.16
Class R	0.21	0.18	0.23	0.19	0.19
Class R4	0.16	0.18	0.19	0.17	0.16
Class R6	0.16	0.17	0.19	0.16	0.16
Administrator Class	0.16	0.17	0.19	0.17	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

100  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.81%	0.83%	0.63%	1.74%	36%	$47,060
1.88%	0.82%	0.65%	2.10%	39%	$53,038
1.47%	0.83%	0.72%	12.26%	46%	$67,360
1.13%	0.85%	0.83%	22.48%	21%	$64,356
1.05%	0.86%	0.83%	(11.93)%	26%	$58,749

1.12%	1.57%	1.39%	0.88%	36%	$519
1.13%	1.57%	1.40%	1.38%	39%	$1,013
0.72%	1.58%	1.46%	11.38%	46%	$1,376
0.33%	1.61%	1.58%	21.58%	21%	$1,218
0.49%	1.64%	1.60%	(12.56)%	26%	$894

1.50%	1.07%	0.89%	1.38%	36%	$37
1.58%	1.08%	0.90%	1.93%	39%	$32
1.24%	1.12%	0.97%	11.88%	46%	$28
0.94%	1.13%	1.08%	22.29%	21%	$34
1.00%	1.17%	1.10%	(12.21)%	26%	$32

2.08%	0.55%	0.34%	1.89%	36%	$17,989
2.40%	0.53%	0.34%	2.57%	39%	$19,551
1.82%	0.56%	0.42%	12.54%	46%	$122,118
1.45%	0.57%	0.52%	23.00%	21%	$243,339
1.61%	0.59%	0.52%	(11.72)%	26%	$219,157

2.23%	0.40%	0.19%	2.18%	36%	$107,868
2.37%	0.39%	0.19%	2.61%	39%	$107,769
1.95%	0.41%	0.27%	12.73%	46%	$180,036
1.81%	0.42%	0.37%	23.09%	21%	$287,423
1.72%	0.44%	0.37%	(11.51)%	26%	$806,152

1.88%	0.75%	0.54%	1.70%	36%	$39,498
2.07%	0.74%	0.54%	2.37%	39%	$40,236
1.59%	0.75%	0.61%	12.29%	46%	$82,574
1.37%	0.76%	0.72%	22.72%	21%	$121,028
1.39%	0.78%	0.72%	(11.86)%	26%	$185,008

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  101

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2055 Fund

Class A
Year ended February 29, 2020	$11.56	0.22	[4]	(0.01)	(0.22)	(0.01)	$11.54
Year ended February 28, 2019	$12.72	0.22		(0.02)	(0.30)	(1.06)	$11.56
Year ended February 28, 2018	$13.91	0.21	[4]	1.50	(0.23)	(2.67)	$12.72
Year ended February 28, 2017	$11.56	0.14		2.44	(0.23)	0.00	$13.91
Year ended February 29, 2016	$13.28	0.14	[4]	(1.71)	(0.12)	(0.03)	$11.56

Class R
Year ended February 29, 2020	$11.39	0.18		0.00 [5]	(0.21)	(0.01)	$11.35
Year ended February 28, 2019	$12.56	0.19		(0.03)	(0.27)	(1.06)	$11.39
Year ended February 28, 2018	$13.76	0.18		1.49	(0.20)	(2.67)	$12.56
Year ended February 28, 2017	$11.45	0.10		2.41	(0.20)	0.00	$13.76
Year ended February 29, 2016	$13.16	0.12		(1.71)	(0.09)	(0.03)	$11.45

Class R4
Year ended February 29, 2020	$11.60	0.25	[4]	0.00 [5]	(0.26)	(0.01)	$11.58
Year ended February 28, 2019	$12.76	0.28	[4]	(0.05)	(0.33)	(1.06)	$11.60
Year ended February 28, 2018	$13.94	0.27	[4]	1.50	(0.28)	(2.67)	$12.76
Year ended February 28, 2017	$11.59	0.18		2.44	(0.27)	0.00	$13.94
Year ended February 29, 2016	$13.32	0.20		(1.74)	(0.16)	(0.03)	$11.59

Class R6
Year ended February 29, 2020	$11.57	0.27	[4]	0.00 [5]	(0.28)	(0.01)	$11.55
Year ended February 28, 2019	$12.73	0.31	[4]	(0.06)	(0.35)	(1.06)	$11.57
Year ended February 28, 2018	$13.91	0.31		1.48	(0.30)	(2.67)	$12.73
Year ended February 28, 2017	$11.57	0.23	[4]	2.40	(0.29)	0.00	$13.91
Year ended February 29, 2016	$13.29	0.21		(1.72)	(0.18)	(0.03)	$11.57

Administrator Class
Year ended February 29, 2020	$11.57	0.24	[4]	(0.03)	(0.14)	(0.01)	$11.63
Year ended February 28, 2019	$12.73	0.28	[4]	(0.07)	(0.31)	(1.06)	$11.57
Year ended February 28, 2018	$13.91	0.23	[4]	1.50	(0.24)	(2.67)	$12.73
Year ended February 28, 2017	$11.57	0.17	[4]	2.41	(0.24)	0.00	$13.91
Year ended February 29, 2016	$13.28	0.17		(1.71)	(0.14)	(0.03)	$11.57

1 Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016
		2019	2018	2017
Class A	0.16%	0.17%	0.19%	0.17%	0.17%
Class R	0.21	0.17	0.19	0.17	0.20
Class R4	0.16	0.18	0.19	0.17	0.16
Class R6	0.16	0.18	0.19	0.16	0.16
Administrator Class	0.16	0.18	0.19	0.17	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

102  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.87%	1.21%	0.63%	1.62%	36%	$7,374
1.86%	1.17%	0.65%	2.29%	39%	$10,582
1.47%	1.04%	0.71%	12.15%	46%	$10,352
1.13%	0.91%	0.83%	22.45%	21%	$9,270
1.15%	0.94%	0.84%	(11.93)%	26%	$8,940

1.52%	1.45%	0.89%	1.43%	36%	$41
1.60%	1.39%	0.89%	1.96%	39%	$43
1.22%	1.29%	0.96%	11.99%	46%	$42
0.98%	1.16%	1.08%	22.04%	21%	$40
0.98%	1.24%	1.09%	(12.16)%	26%	$42

2.08%	0.93%	0.34%	1.98%	36%	$7,233
2.24%	0.93%	0.34%	2.57%	39%	$7,578
1.85%	0.73%	0.44%	12.56%	46%	$15,764
1.32%	0.64%	0.52%	22.78%	21%	$43,147
1.61%	0.66%	0.52%	(11.70)%	26%	$27,193

2.23%	0.78%	0.19%	2.10%	36%	$19,338
2.46%	0.87%	0.19%	2.71%	39%	$18,491
1.94%	0.60%	0.26%	12.76%	46%	$56,563
1.79%	0.47%	0.37%	22.97%	21%	$65,516
1.72%	0.51%	0.37%	(11.52)%	26%	$161,764

1.97%	1.13%	0.54%	1.74%	36%	$759
2.22%	1.37%	0.54%	2.37%	39%	$1,188
1.62%	0.94%	0.62%	12.32%	46%	$5,662
1.34%	0.83%	0.72%	22.50%	21%	$9,700
1.37%	0.85%	0.72%	(11.75)%	26%	$14,747

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  103

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Target 2060 Fund

Class A
Year ended February 29, 2020	$11.44	0.19		0.02	(0.21)	0.00	$11.44
Year ended February 28, 2019	$11.83	0.22	[4]	(0.01)	(0.25)	(0.35)	$11.44
Year ended February 28, 2018	$10.69	0.15		1.15	(0.16)	0.00	$11.83
Year ended February 28, 2017	$8.84	0.09	[4]	1.86	(0.10)	0.00	$10.69
Year ended February 29, 2016[5]	$10.00	0.06		(1.11)	(0.11)	0.00	$8.84

Class C
Year ended February 29, 2020	$11.42	0.08		0.04	(0.11)	0.00	$11.43
Year ended February 28, 2019	$11.85	0.13		(0.00)[6]	(0.21)	(0.35)	$11.42
Year ended February 28, 2018	$10.71	0.07		1.15	(0.08)	0.00	$11.85
Year ended February 28, 2017	$8.90	0.04		1.84	(0.07)	0.00	$10.71
Year ended February 29, 2016[5]	$10.00	0.01		(1.11)	0.00	0.00	$8.90

Class R
Year ended February 29, 2020	$11.22	0.18	[4]	(0.01)	(0.18)	0.00	$11.21
Year ended February 28, 2019	$11.65	0.19	[4]	(0.01)	(0.26)	(0.35)	$11.22
Year ended February 28, 2018	$10.53	0.14	[4]	1.11	(0.13)	0.00	$11.65
Year ended February 28, 2017	$8.84	0.09	[4]	1.80	(0.20)	0.00	$10.53
Year ended February 29, 2016[5]	$10.00	0.05		(1.11)	(0.10)	0.00	$8.84

Class R4
Year ended February 29, 2020	$11.66	0.22		0.02	(0.23)	0.00	$11.67
Year ended February 28, 2019	$12.06	0.28	[4]	(0.02)	(0.31)	(0.35)	$11.66
Year ended February 28, 2018	$10.88	0.21		1.16	(0.19)	0.00	$12.06
Year ended February 28, 2017	$8.97	0.12	[4]	1.89	(0.10)	0.00	$10.88
Year ended February 29, 2016[5]	$10.00	0.08	[4]	(1.11)	0.00	0.00	$8.97

Class R6
Year ended February 29, 2020	$11.61	0.25		0.01	(0.25)	0.00	$11.62
Year ended February 28, 2019	$12.03	0.28	[4]	(0.01)	(0.34)	(0.35)	$11.61
Year ended February 28, 2018	$10.86	0.24		1.14	(0.21)	0.00	$12.03
Year ended February 28, 2017	$8.95	0.13	[4]	1.90	(0.12)	0.00	$10.86
Year ended February 29, 2016[5]	$10.00	0.09	[4]	(1.12)	(0.02)	0.00	$8.95

Administrator Class
Year ended February 29, 2020	$11.48	0.21		0.01	(0.21)	0.00	$11.49
Year ended February 28, 2019	$11.89	0.24	[4]	(0.01)	(0.29)	(0.35)	$11.48
Year ended February 28, 2018	$10.74	0.19		1.13	(0.17)	0.00	$11.89
Year ended February 28, 2017	$8.89	0.10	[4]	1.88	(0.13)	0.00	$10.74
Year ended February 29, 2016[5]	$10.00	0.07		(1.12)	(0.06)	0.00	$8.89

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28			Year ended February 29, 2016[5]
		2019	2018	2017
Class A	0.16%	0.17%	0.18%	0.17%	0.15%
Class C	0.18	0.17	0.18	0.16	0.16
Class R	0.19	0.18	0.20	0.19	0.17
Class R4	0.16	0.18	0.19	0.17	0.16
Class R6	0.16	0.18	0.19	0.17	0.16
Administrator Class	0.16	0.18	0.19	0.17	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	For the period from June 30, 2015 (commencement of class operations) to February 29, 2016

[6]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

104  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.74%	1.61%	0.64%	1.67%	36%	$973
1.88%	2.69%	0.65%	2.18%	39%	$660
1.45%	1.79%	0.71%	12.20%	46%	$907
0.90%	3.21%	0.83%	22.23%	21%	$671
0.97%	14.47%	0.83%	(10.59)%	26%	$100

1.09%	2.35%	1.39%	0.94%	36%	$142
1.10%	3.06%	1.40%	1.42%	39%	$221
0.73%	2.41%	1.47%	11.37%	46%	$196
0.39%	5.30%	1.58%	21.22%	21%	$252
0.21%	15.14%	1.58%	(11.00)%	26%	$173

1.50%	1.85%	0.90%	1.42%	36%	$67
1.62%	2.59%	0.90%	1.91%	39%	$54
1.24%	1.81%	0.97%	11.90%	46%	$50
0.89%	4.69%	1.08%	21.73%	21%	$127
0.72%	14.73%	1.08%	(10.66)%	26%	$89

2.07%	1.33%	0.34%	1.94%	36%	$2,297
2.34%	3.01%	0.34%	2.56%	39%	$2,038
1.81%	1.38%	0.41%	12.61%	46%	$5,119
1.14%	1.88%	0.52%	22.45%	21%	$6,443
1.29%	14.19%	0.52%	(10.30)%	26%	$195

2.20%	1.18%	0.19%	2.07%	36%	$15,541
2.36%	1.88%	0.19%	2.68%	39%	$10,497
1.95%	1.29%	0.26%	12.70%	46%	$12,115
1.31%	1.82%	0.37%	22.75%	21%	$12,518
1.41%	14.05%	0.37%	(10.30)%	26%	$573

1.87%	1.53%	0.54%	1.79%	36%	$3,623
2.06%	2.42%	0.54%	2.32%	39%	$3,068
1.58%	1.61%	0.61%	12.27%	46%	$4,267
0.98%	2.31%	0.72%	22.38%	21%	$4,427
1.10%	14.35%	0.72%	(10.50)%	26%	$359

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  105

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Target Today Fund (“Target Today Fund”), Wells Fargo Target 2010 Fund (“Target 2010 Fund”), Wells Fargo Target 2015 Fund (“Target 2015 Fund”), Wells Fargo Target 2020 Fund (“Target 2020 Fund”), Wells Fargo Target 2025 Fund (“Target 2025 Fund”), Wells Fargo Target 2030 Fund (“Target 2030 Fund”), Wells Fargo Target 2035 Fund (“Target 2035 Fund”), Wells Fargo Target 2040 Fund (“Target 2040 Fund”), Wells Fargo Target 2045 Fund (“Target 2045 Fund”), Wells Fargo Target 2050 Fund (“Target 2050 Fund”), Wells Fargo Target 2055 Fund (“Target 2055 Fund”), and Wells Fargo Target 2060 Fund (“Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investment transactions, income and expenses

Investments in affiliated Master Portfolios are recorded on a trade date basis.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. Each Fund also accrues its own expenses.

Distributions to shareholders

For each Fund (except Target Today Fund, Target 2010 Fund and Target 2015 Fund), distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. For Target Today Fund, Target 2010 Fund and Target 2015 Fund, distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund’s fiscal year end. Therefore, a portion of each Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

106  |  Target Date Retirement Funds

Notes to financial statements

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of February 29, 2020, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)

Target Today Fund	$56,804,484	$7,088,582	$0	$7,088,582

Target 2010 Fund	38,149,182	19,572,669	0	19,572,669

Target 2015 Fund	51,598,820	11,399,999	0	11,399,999

Target 2020 Fund	327,980,840	41,802,089	0	41,802,089

Target 2025 Fund	227,815,743	20,379,303	0	20,379,303

Target 2030 Fund	489,651,056	39,817,769	0	39,817,769

Target 2035 Fund	205,153,966	13,504,648	0	13,504,648

Target 2040 Fund	443,600,981	24,783,639	0	24,783,639

Target 2045 Fund	105,679,385	4,987,159	0	4,987,159

Target 2050 Fund	201,584,536	11,202,014	0	11,202,014

Target 2055 Fund	35,646,316	0	(686,416)	(686,416)

Target 2060 Fund	22,598,219	136,622	0	136,622

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 29, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings (loss)

Target Today Fund	$10,089	$(10,089)

Target 2010 Fund	9,056	(9,056)

Target 2015 Fund	10,084	(10,084)

Target 2020 Fund	50,788	(50,788)

Target 2025 Fund	27,573	(27,573)

Target 2030 Fund	44,910	(44,910)

Target 2035 Fund	14,407	(14,407)

Target 2040 Fund	20,015	(20,015)

Target 2045 Fund	3,782	(3,782)

Target 2050 Fund	4,843	(4,843)

Target 2055 Fund	809	(809)

Target 2060 Fund	482	(482)

As of February 29, 2020, Target 2055 Fund had capital loss carryforwards which consist of $56,604 in short-term capital losses.

Target Date Retirement Funds  |  107

Notes to financial statements

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At February 29, 2020, each Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate fair value of affiliated Master Portfolios held in each Fund was as follows:

Aggregate fair value of affiliated Master Portfolios

Target Today Fund	$63,893,066

Target 2010 Fund	57,721,851

Target 2015 Fund	62,998,819

Target 2020 Fund	369,782,929

Target 2025 Fund	248,195,046

Target 2030 Fund	529,468,825

Target 2035 Fund	218,658,614

Target 2040 Fund	468,384,620

Target 2045 Fund	110,666,544

Target 2050 Fund	212,786,550

Target 2055 Fund	34,959,900

Target 2060 Fund	22,734,841

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. Aggregate ex-Corporate Index, before fees and expenses

Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses

Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index (Net), before fees and expenses

Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index (Net), before fees and expenses

Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses

Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses

Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg Barclays U.S. Intermediate Government Bond Index, before fees and expenses

Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

108  |  Target Date Retirement Funds

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.10%

Next $5 billion	0.09

Over $10 billion	0.08

For the year ended February 29, 2020, the management fee was equivalent to an annual rate of 0.10% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fees for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R4	0.08

Class R6	0.03

Administrator Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through June 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 1.40% for Class C shares, 0.90% for Class R shares, 0.34% for Class R4 shares, 0.19% for Class R6 shares, and 0.54% for Administrator Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

Target Date Retirement Funds  |  109

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended February 29, 2020, Funds Distributor received front-end sales charges and contingent deferred sales charges from the following Funds:

	Front-end sales charges	Contingent deferred sales charges

	Class A	Class C

Target Today Fund	$5	$6

Target 2010 Fund	82	6

Target 2020 Fund	1,776	0

Target 2025 Fund	302	N/A

Target 2030 Fund	1,480	0

Target 2035 Fund	867	N/A

Target 2040 Fund	1,183	0

Target 2045 Fund	641	N/A

Target 2050 Fund	713	50

Target 2055 Fund	112	N/A

Target 2060 Fund	73	0

For the year ended February 29, 2020, the Funds did not received any contingent deferred sales charges on Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Funds seek to achieve their investment objectives by investing substantially all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2020 were as follows:

	Purchases at cost		Sales proceeds

	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

Target Today Fund	$13,576,702	$11,659,357	$11,932,055	$18,274,868

Target 2010 Fund	12,068,680	10,736,509	10,606,241	16,829,550

Target 2015 Fund	12,337,808	12,494,391	10,842,739	19,666,010

Target 2020 Fund	65,774,931	79,767,954	57,607,527	125,187,620

Target 2025 Fund	35,886,275	61,906,922	30,786,433	95,063,404

Target 2030 Fund	60,214,488	148,985,240	50,618,877	223,318,420

Target 2035 Fund	18,279,344	68,310,129	15,215,850	101,032,597

Target 2040 Fund	26,779,494	159,037,890	22,291,440	234,466,423

Target 2045 Fund	4,737,231	39,227,128	3,943,293	57,723,076

Target 2050 Fund	6,410,920	78,225,792	5,336,498	114,953,847

Target 2055 Fund	1,060,338	12,855,541	882,632	18,884,604

Target 2060 Fund	670,375	8,378,778	558,023	12,308,262

110  |  Target Date Retirement Funds

Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended February 29, 2020, there were no borrowings by the Funds under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 29, 2020, and February 28, 2019, were as follows:

	Ordinary income		Long-term capital gain

	2020	2019	2020	2019

Target Today Fund	$1,674,354	$2,598,411	$483,987	$3,227,246

Target 2010 Fund	1,528,224	3,122,464	561,960	3,794,995

Target 2015 Fund	1,905,919	4,694,034	1,805,871	9,347,592

Target 2020 Fund	9,353,571	25,139,928	4,658,537	32,600,522

Target 2025 Fund	7,456,663	15,835,434	8,434,027	37,630,549

Target 2030 Fund	13,067,359	33,293,575	8,854,370	53,161,712

Target 2035 Fund	5,613,342	15,806,349	3,810,711	27,806,203

Target 2040 Fund	10,673,051	30,356,656	5,969,583	48,427,730

Target 2045 Fund	3,024,677	10,355,033	909,574	16,554,531

Target 2050 Fund	4,871,843	17,429,561	5,500,890	34,354,462

Target 2055 Fund	839,254	2,008,124	0	4,724,436

Target 2060 Fund	443,733	505,426	2,189	534,294
As of February 29, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Capital loss carryforward

Target Today Fund	$233,038	$475,182	$7,088,582	$0

Target 2010 Fund	211,086	468,500	19,572,669	0

Target 2015 Fund	268,644	735,076	11,399,999	0

Target 2020 Fund	1,395,790	3,620,615	41,802,089	0

Target 2025 Fund	1,235,341	3,670,396	20,379,303	0

Target 2030 Fund	2,363,104	6,592,604	39,817,769	0

Target 2035 Fund	838,536	3,333,842	13,504,648	0

Target 2040 Fund	1,445,492	6,871,980	24,783,639	0

Target 2045 Fund	211,407	2,046,419	4,987,159	0

Target 2050 Fund	857,019	3,719,878	11,202,014	0

Target 2055 Fund	45,592	0	(686,416)	(56,604)

Target 2060 Fund	48,417	16,175	136,622	0

Target Date Retirement Funds  |  111

Notes to financial statements

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Funds and the securities in which the Funds invest have generally been adversely affected by impacts caused by COVID-19.

112  |  Target Date Retirement Funds

Report of independent registered public accounting firm

To the Shareholders of the Funds and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, and Wells Fargo Target 2060 Fund (collectively, the Funds), twelve of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material- respects, the financial position of the Funds as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 28, 2020

Target Date Retirement Funds  |  113

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 29, 2020:

Dividends-received deduction

Target Today Fund	12.52%

Target 2010 Fund	13.47

Target 2015 Fund	14.21

Target 2020 Fund	18.63

Target 2025 Fund	20.48

Target 2030 Fund	27.76

Target 2035 Fund	33.67

Target 2040 Fund	39.02

Target 2045 Fund	42.16

Target 2050 Fund	40.14

Target 2055 Fund	43.99

Target 2060 Fund	44.32

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 29, 2020:

20% rate gain distribution

Target Today Fund	$483,987

Target 2010 Fund	561,960

Target 2015 Fund	1,805,871

Target 2020 Fund	4,658,537

Target 2025 Fund	8,434,027

Target 2030 Fund	8,854,370

Target 2035 Fund	3,810,711

Target 2040 Fund	5,969,583

Target 2045 Fund	909,574

Target 2050 Fund	5,500,890

Target 2060 Fund	2,189

114  |  Target Date Retirement Funds

Other information (unaudited)

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 29, 2020 have been designated as qualified dividend income (QDI):

QDI

Target Today Fund	$386,500

Target 2010 Fund	382,770

Target 2015 Fund	504,632

Target 2020 Fund	3,238,642

Target 2025 Fund	2,899,534

Target 2030 Fund	7,049,093

Target 2035 Fund	3,737,588

Target 2040 Fund	8,304,205

Target 2045 Fund	2,616,010

Target 2050 Fund	3,970,807

Target 2055 Fund	749,367

Target 2060 Fund	392,161

For the fiscal year ended February 29, 2020, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends

Target Today Fund	$1,014,736

Target 2010 Fund	915,884

Target 2015 Fund	1,028,880

Target 2020 Fund	4,841,354

Target 2025 Fund	3,014,003

Target 2030 Fund	4,651,071

Target 2035 Fund	1,526,876

Target 2040 Fund	2,140,704

Target 2045 Fund	457,440

Target 2050 Fund	614,117

Target 2055 Fund	104,308

Target 2060 Fund	55,770

Target Date Retirement Funds  |  115

Other information (unaudited)

For the fiscal year ended February 29, 2020, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends

Target Today Fund	$71,713

Target 2010 Fund	44,183

Target 2015 Fund	141,783

Target 2020 Fund	100,449

Target 2025 Fund	741,468

Target 2030 Fund	159,114

For the fiscal year ended February 29, 2020, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income

Target Today Fund	18.52%

Target 2010 Fund	18.38

Target 2015 Fund	16.37

Target 2020 Fund	15.51

Target 2025 Fund	11.19

Target 2030 Fund	9.38

Target 2035 Fund	6.88

Target 2040 Fund	4.88

Target 2045 Fund	3.53

Target 2050 Fund	2.76

Target 2055 Fund	2.68

Target 2060 Fund	2.81

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

116  |  Target Date Retirement Funds

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 146 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Target Date Retirement Funds   |  117

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

118  |  Target Date Retirement Funds

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Target Date Retirement Funds   |  119

Appendix I (unaudited)

On February 29, 2020, the Wells Fargo Target Blended Indexes were composed of the following indexes:

	Wells Fargo Target Today Blended Index	Wells Fargo Target 2010 Blended Index	Wells Fargo Target 2015 Blended Index

Bloomberg Barclays U.S. Aggregate ex-Corporate Index	34.50%	34.00%	31.55%

Bloomberg Barclays U.S. Government Intermediate Bond Index	5.83%	5.75%	5.33%

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	5.83%	5.75%	5.33%

JP Morgan EMBI Global Diversified Index	2.94%	2.90%	2.69%

Wells Fargo Factor Enhanced Emerging Markets Index (Net)	2.22%	2.29%	2.66%

Wells Fargo Factor Enhanced International Index (Net)	7.41%	7.66%	8.89%

Wells Fargo Factor Enhanced Large Cap Index	14.31%	14.79%	17.17%

Wells Fargo Factor Enhanced Small Cap Index	3.57%	3.69%	4.28%

Wells Fargo U.S. High Yield Bond Index	2.94%	2.90%	2.69%

Wells Fargo U.S. Investment Grade Corporate Bond Index	17.95%	17.69%	16.41%

Wells Fargo U.S. REIT Index	2.50%	2.58%	3.00%

Average annual total returns (%) as of February 29, 2020

	1 year	5 year	10 year

Bloomberg Barclays U.S. Aggregate ex-Corporate Index[1]*	10.34	–	–

Bloomberg Barclays U.S. Government Intermediate Bond Index[2]	8.05	2.46	2.52

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index[3]	7.86	2.48	2.70

JP Morgan EMBI Global Diversified Index[4]	9.68	5.98	6.78

Wells Fargo Factor Enhanced Emerging Markets Index (Net)[5]**	(6.74)	–	–

Wells Fargo Factor Enhanced International Index (Net)[6]**	0.57	–	–

Wells Fargo Factor Enhanced Large Cap Index[7]**	3.85	–	–

Wells Fargo Factor Enhanced Small Cap Index[8]**	(5.66)	–	–

Wells Fargo U.S. High Yield Bond Index[9]**	5.02	–	–

Wells Fargo U.S. Investment Grade Corporate Bond Index[10]**	15.67	–	–

Wells Fargo U.S. REIT Index[11]***	2.85	–	–

*	The inception date of the index is December 2015.

**	The inception date of the index is April 2017.

***	The inception date is March 2017.

[1]

The Bloomberg Barclays U.S. Aggregate ex-Corporate Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

[2]

The Bloomberg Barclays U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[3]

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.

[4]

The JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

[5]

The Wells Fargo Factor Enhanced Emerging Markets Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various emerging markets countries and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

120  |  Target Date Retirement Funds

Appendix I (unaudited)

Wells Fargo Target 2020 Blended Index	Wells Fargo Target 2025 Blended Index	Wells Fargo Target 2030 Blended Index	Wells Fargo Target 2035 Blended Index	Wells Fargo Target 2040 Blended Index	Wells Fargo Target 2045 Blended Index	Wells Fargo Target 2050 Blended Index	Wells Fargo Target 2055 Blended Index	Wells Fargo Target 2060 Blended Index

28.97%	25.90%	21.86%	16.58%	11.24%	8.29%	5.92%	5.92%	5.92%

4.50%	2.13%	0.53%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

4.50%	2.13%	0.53%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

2.47%	2.18%	1.84%	1.40%	0.95%	0.70%	0.50%	0.50%	0.50%

3.16%	4.17%	5.25%	6.31%	7.31%	7.84%	8.28%	8.28%	8.28%

10.53%	13.88%	17.54%	21.21%	24.37%	26.22%	27.72%	27.72%	27.72%

20.12%	25.39%	30.74%	35.58%	39.46%	41.55%	43.20%	43.20%	43.20%

5.03%	6.37%	7.69%	8.90%	9.87%	10.39%	10.80%	10.80%	10.80%

2.47%	2.18%	1.84%	1.40%	0.95%	0.70%	0.50%	0.50%	0.50%

15.08%	13.47%	11.38%	8.62%	5.85%	4.31%	3.08%	3.08%	3.08%

3.17%	2.20%	0.80%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

[6]

The Wells Fargo Factor Enhanced International Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various developed markets outside the U.S. and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[7]

The Wells Fargo Factor Enhanced Large Cap Index is an index of equity securities that is derived from a universe of the largest 1,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[8]

The Wells Fargo Factor Enhanced Small Cap Index is an index of equity securities that is derived from a universe of the smallest 2,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[9]

The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar-denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indexes. You cannot invest directly in an index.

[10]

The Wells Fargo U.S. Investment Grade Corporate Bond Index is a rules-based index designed to measure the performance of publicly issued U.S. dollar-denominated investment grade, fixed rate corporate bonds issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.

[11]

The Wells Fargo U.S. REIT Index is a float-adjusted, capitalization-weighted index of all applicable NYSE MKT or NASDAQ-listed classes of REIT stock that satisfy specified market capitalization and other eligibility requirements. You cannot invest directly in an index.

Target Date Retirement Funds   |  121

Appendix II (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

122  |  Target Date Retirement Funds

Appendix III (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Target Date Retirement Funds   |  123

Appendix III (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

124  |  Target Date Retirement Funds

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-04675 04-20

AOUTLD/AR003 02-20

Annual Report

February 29, 2020

Target Date Retirement Funds

∎	Wells Fargo Dynamic Target Today Fund

∎	Wells Fargo Dynamic Target 2015 Fund

∎	Wells Fargo Dynamic Target 2020 Fund

∎	Wells Fargo Dynamic Target 2025 Fund

∎	Wells Fargo Dynamic Target 2030 Fund

∎	Wells Fargo Dynamic Target 2035 Fund

∎	Wells Fargo Dynamic Target 2040 Fund

∎	Wells Fargo Dynamic Target 2045 Fund

∎	Wells Fargo Dynamic Target 2050 Fund

∎	Wells Fargo Dynamic Target 2055 Fund

∎	Wells Fargo Dynamic Target 2060 Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of February 29, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Target Date Retirement Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Dynamic Target Date Funds for the 12-month period that ended February 29, 2020. Despite periods of market volatility, particularly at the end of the reporting period in February and with the onset of the coronavirus, returns were positive overall for financial markets as supportive central banks addressed concerns over slowing global economic growth and international trade tensions.

Fixed-income and equity investors had mixed annual returns, as U.S. markets led the way, with much stronger annual returns than non-U.S. markets, among both equities and fixed-income investments. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 8.19% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -0.69%. The MSCI EM Index (Net)3 trailed, with a -1.88% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added a healthy 11.68%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.83%, the Bloomberg Barclays Municipal Bond Index6 returned 9.46%, and the ICE BofA U.S. High Yield Index7 added 5.91%.

The year began on a strong note but enthusiasm faded.

Financial markets began the period with a tailwind from an increase in central bank supportive actions in response to slowing global growth and ongoing U.S.-China trade issues. By the end of the first quarter of 2019, more accommodative U.S. Federal Reserve (Fed) sentiment and steady U.S. economic and business metrics encouraged domestic investors.

During April, sustained low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Target Date Retirement Funds

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Target Date Retirement Funds  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

Effective July 1, 2020, the Funds’ underlying U.S. large- and small-capitalization companies, international (non-U.S.) developed and emerging markets allocations will no longer seek to track proprietary indexes and their portfolios will be realigned with the methodology summarized below (the “Factor Enhanced Methodology”) over a period of approximately three months.

Factor Enhanced Methodology. A systematic, rules based methodology designed to build a portfolio of stocks that provides exposure to factors (or characteristics) commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. Those factors include, but are not limited to, value, quality, momentum, size, and low volatility.

4  |  Target Date Retirement Funds

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Performance highlights (unaudited)

Wells Fargo Dynamic Target Date Funds

Investment objective

Each Fund seeks total return over time, consistent with its strategic target allocation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Funds will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage- and asset-backed securities risk, regulatory risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target Today Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDYAX)	11-30-2015	0.77	4.12	6.95	5.59		4.39	0.68

Class C (WDYCX)	11-30-2015	5.11	4.80	6.11	4.80		5.14	1.43

Class R4 (WDYYX)	11-30-2015			7.33	5.92		4.11	0.37

Class R6 (WDYZX)	11-30-2015	–	–	7.48	6.07		3.96	0.22

S&P Target Date Retirement Income Index[3]	–	–	–	7.04	4.96	*	–	–

Wells Fargo Dynamic Target Today Blended Index[4]	–	–	–	7.20	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 9.

Target Date Retirement Funds  |  7

Performance highlights (unaudited)

Dynamic Target Today Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	31.29

Wells Fargo Factor Enhanced Large Cap Portfolio	17.86

Wells Fargo Investment Grade Corporate Bond Portfolio	16.21

Wells Fargo Strategic Retirement Bond Portfolio	10.55

Wells Fargo Factor Enhanced International Portfolio	9.47

Wells Fargo Factor Enhanced Small Cap Portfolio	4.46

Wells Fargo U.S. REIT Portfolio	3.15

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.87

Wells Fargo Emerging Markets Bond Portfolio	2.60

Wells Fargo High Yield Corporate Bond Portfolio	2.55

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.14	4.74%	0.96

Class C	1.14	4.75%	0.96

Class R4	1.14	4.74%	0.96

Class R6	1.14	4.74%	0.96

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	40	40

Fixed Income	60	60

Please see footnotes on page 9.

8  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target Today Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date Retirement Income Index and the Wells Fargo Dynamic Target Today Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  9

Performance highlights (unaudited)

Dynamic Target 2015 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTAX)	11-30-2015	0.11	4.65	6.22	6.12		4.23	0.68

Class C (WDTCX)	11-30-2015	4.49	5.33	5.49	5.33		4.98	1.43

Class R4 (WDTYX)	11-30-2015	–	–	6.51	6.44		3.95	0.37

Class R6 (WDTZX)	11-30-2015	–	–	6.77	6.61		3.80	0.22

S&P Target Date 2015 Index[3]	–	–	–	6.33	5.74	*	–	–

Wells Fargo Dynamic Target 2015 Blended Index[4]	–	–	–	6.32	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 12.

10  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2015 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	26.97

Wells Fargo Factor Enhanced Large Cap Portfolio	22.07

Wells Fargo Investment Grade Corporate Bond Portfolio	13.95

Wells Fargo Factor Enhanced International Portfolio	11.65

Wells Fargo Strategic Retirement Bond Portfolio	9.05

Wells Fargo Factor Enhanced Small Cap Portfolio	5.51

Wells Fargo U.S. REIT Portfolio	3.86

Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.51

Wells Fargo Emerging Markets Bond Portfolio	2.23

Wells Fargo High Yield Corporate Bond Portfolio	2.18

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.08	5.97%	0.97

Class C	1.07	5.93%	0.97

Class R4	1.07	5.94%	0.96

Class R6	1.08	5.98%	0.96

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	49	49

Fixed Income	51	51

Please see footnotes on page 12.

Target Date Retirement Funds  |  11

Performance highlights (unaudited)

Dynamic Target 2015 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2015 Index and the Wells Fargo Dynamic Target 2015 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

12  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2020 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTDX)	11-30-2015	-0.77	5.04	5.31	6.52		4.04	0.68

Class C (WDTEX)	11-30-2015	3.61	5.73	4.61	5.73		4.79	1.43

Class R4 (WDTGX)	11-30-2015	–	–	5.62	6.84		3.76	0.37

Class R6 (WDTHX)	11-30-2015	–	–	5.77	6.99		3.61	0.22

S&P Target Date 2020 Index[3]	–	–	–	6.06	6.11	*	–	–

Wells Fargo Dynamic Target 2020 Blended Index[4]	–	–	–	5.53	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 15.

Target Date Retirement Funds  |  13

Performance highlights (unaudited)

Dynamic Target 2020 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	26.15

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	22.78

Wells Fargo Factor Enhanced International Portfolio	14.10

Wells Fargo Investment Grade Corporate Bond Portfolio	11.78

Wells Fargo Strategic Retirement Bond Portfolio	7.05

Wells Fargo Factor Enhanced Small Cap Portfolio	6.53

Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.26

Wells Fargo U.S. REIT Portfolio	4.12

Wells Fargo Emerging Markets Bond Portfolio	1.88

Wells Fargo High Yield Corporate Bond Portfolio	1.84

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.09	6.82%	0.97

Class C	1.09	6.77%	0.97

Class R4	1.09	6.80%	0.97

Class R6	1.10	6.84%	0.97

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	57	57

Fixed Income	43	43

Please see footnotes on page 15.

14  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2020 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2020 Index and the Wells Fargo Dynamic Target 2020 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  15

Performance highlights (unaudited)

Dynamic Target 2025 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTIX)	11-30-2015	-1.74	5.14	4.29	6.62		3.81	0.68

Class C (WDTJX)	11-30-2015	2.55	5.82	3.55	5.82		4.56	1.43

Class R4 (WDTLX)	11-30-2015	–	–	4.68	6.93		3.53	0.37

Class R6 (WDTMX)	11-30-2015	–	–	4.83	7.10		3.38	0.22

S&P Target Date 2025 Index[3]	–	–	–	5.49	6.46	*	–	–

Wells Fargo Dynamic Target 2025 Blended Index[4]	–	–	–	4.50	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 18.

16  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2025 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	31.64

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	19.46

Wells Fargo Factor Enhanced International Portfolio	17.56

Wells Fargo Investment Grade Corporate Bond Portfolio	10.03

Wells Fargo Factor Enhanced Small Cap Portfolio	7.95

Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.31

Wells Fargo Strategic Retirement Bond Portfolio	3.19

Wells Fargo U.S. REIT Portfolio	2.75

Wells Fargo Emerging Markets Bond Portfolio	1.58

Wells Fargo High Yield Corporate Bond Portfolio	1.56

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	67	67

Fixed Income	33	33

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.09	8.02%	0.98

Class C	1.08	7.99%	0.98

Class R4	1.08	7.98%	0.98

Class R6	1.08	7.99%	0.98

Please see footnotes on page 18.

Target Date Retirement Funds  |  17

Performance highlights (unaudited)

Dynamic Target 2025 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2025 Index and the Wells Fargo Dynamic Target 2025 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

18  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2030 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year		Since inception		Gross	Net[2]

Class A (WDTNX)	11-30-2015	-2.57	5.44	3.40		6.92		4.07	0.68

Class C (WDTOX)	11-30-2015	1.64	6.09	2.64	*	6.09		4.82	1.43

Class R4 (WDTQX)	11-30-2015	–	–	3.74		7.22		3.79	0.37

Class R6 (WDTSX)	11-30-2015	–	–	3.99		7.40		3.64	0.22

S&P Target Date 2030 Index[3]	–	–	–	4.83		6.73	**	–	–

Wells Fargo Dynamic Target 2030 Blended Index[4]	–	–	–	3.53		–		–	–
*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

**	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 21.

Target Date Retirement Funds  |  19

Performance highlights (unaudited)

Dynamic Target 2030 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	36.41

Wells Fargo Factor Enhanced International Portfolio	21.26

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	15.10

Wells Fargo Factor Enhanced Small Cap Portfolio	9.12

Wells Fargo Investment Grade Corporate Bond Portfolio	7.78

Wells Fargo Factor Enhanced Emerging Markets Portfolio	6.44

Wells Fargo Emerging Markets Bond Portfolio	1.23

Wells Fargo High Yield Corporate Bond Portfolio	1.22

Wells Fargo U.S. REIT Portfolio	0.95

Wells Fargo Strategic Retirement Bond Portfolio	0.73

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	76	76

Fixed Income	24	24

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.03	8.90%	0.98

Class C	1.03	8.90%	0.98

Class R4	1.03	8.94%	0.98

Class R6	1.03	8.91%	0.98

Please see footnotes on page 21.

20  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2030 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2030 Index and the Wells Fargo Dynamic Target 2030 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  21

Performance highlights (unaudited)

Dynamic Target 2035 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year		Since inception		Gross	Net[2]

Class A (WDTTX)	11-30-2015	-3.15	5.68	2.76	*	7.16		4.33	0.68

Class C (WDCTX)	11-30-2015	0.99	6.34	1.99		6.34		5.08	1.43

Class R4 (WDTVX)	11-30-2015	–	–	3.05		7.47		4.05	0.37

Class R6 (WDTWX)	11-30-2015	–	–	3.19		7.62		3.90	0.22

S&P Target Date 2035 Index[3]	–	–	–	4.15		6.97	**	–	–

Wells Fargo Dynamic Target 2035 Blended Index[4]	–	–	–	2.92		–		–	–
*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

**	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 24.

22  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2035 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	39.24

Wells Fargo Factor Enhanced International Portfolio	24.00

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	12.57

Wells Fargo Factor Enhanced Small Cap Portfolio	9.82

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.22

Wells Fargo Investment Grade Corporate Bond Portfolio	6.47

Wells Fargo Emerging Markets Bond Portfolio	1.02

Wells Fargo High Yield Corporate Bond Portfolio	1.01

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	81	81

Fixed Income	19	19

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.97	9.58%	0.98

Class C	0.97	9.55%	0.98

Class R4	0.97	9.55%	0.98

Class R6	0.97	9.52%	0.98

Please see footnotes on page 24.

Target Date Retirement Funds  |  23

Performance highlights (unaudited)

Dynamic Target 2035 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2035 Index and the Wells Fargo Dynamic Target 2035 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

24  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2040 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WTDAX)	11-30-2015	-3.59	5.68	2.33	7.16		4.09	0.68

Class C (WTDCX)	11-30-2015	0.53	6.37	1.53	6.37		4.84	1.43

Class R4 (WTDEX)	11-30-2015	–	–	2.61	7.49		3.81	0.37

Class R6 (WTDFX)	11-30-2015	–	–	2.75	7.66		3.66	0.22

S&P Target Date 2040 Index[3]	–	–	–	3.70	7.15	*	–	–

Wells Fargo Dynamic Target 2040 Blended Index[4]	–	–	–	2.34	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 27.

Target Date Retirement Funds  |  25

Performance highlights (unaudited)

Dynamic Target 2040 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	41.24

Wells Fargo Factor Enhanced International Portfolio	25.94

Wells Fargo Factor Enhanced Small Cap Portfolio	10.31

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	9.26

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.83

Wells Fargo Investment Grade Corporate Bond Portfolio	4.78

Wells Fargo Emerging Markets Bond Portfolio	0.76

Wells Fargo High Yield Corporate Bond Portfolio	0.74

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.95	10.04%	0.98

Class C	0.95	10.06%	0.98

Class R4	0.95	10.07%	0.98

Class R6	0.95	10.09%	0.98

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	86	86

Fixed Income	14	14

Please see footnotes on page 27.

26  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2040 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2040 Index and the Wells Fargo Dynamic Target 2040 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  27

Performance highlights (unaudited)

Dynamic Target 2045 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WTDGX)	11-30-2015	-4.27	5.59	1.53	7.08		4.17	0.68

Class C (WTDHX)	11-30-2015	-0.22	6.26	0.78	6.26		4.92	1.43

Class R4 (WTDJX)	11-30-2015	–	–	1.83	7.38		3.89	0.37

Class R6 (WTDKX)	11-30-2015	–	–	1.97	7.54		3.74	0.22

S&P Target Date 2045 Index[3]	–	–	–	3.43	7.26	*	–	–

Wells Fargo Dynamic Target 2045 Blended Index[4]	–	–	–	1.75	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 30.

28  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2045 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	43.76

Wells Fargo Factor Enhanced International Portfolio	28.19

Wells Fargo Factor Enhanced Small Cap Portfolio	10.95

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.48

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.97

Wells Fargo Investment Grade Corporate Bond Portfolio	3.08

Wells Fargo Emerging Markets Bond Portfolio	0.49

Wells Fargo High Yield Corporate Bond Portfolio	0.48

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.96	10.61%	0.98

Class C	0.96	10.62%	0.98

Class R4	0.96	10.59%	0.98

Class R6	0.96	10.56%	0.98

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	91	91

Fixed Income	9	9

Please see footnotes on page 30.

Target Date Retirement Funds  |  29

Performance highlights (unaudited)

Dynamic Target 2045 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2045 Index and the Wells Fargo Dynamic Target 2045 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

30  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2050 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year		Since inception		Gross	Net[2]

Class A (WTDLX)	11-30-2015	-4.87	5.40	0.90	*	6.88		4.33	0.68

Class C (WTDMX)	11-30-2015	-0.74	6.10	0.26		6.10		5.08	1.43

Class R4 (WTDOX)	11-30-2015	–	–	1.22		7.21		4.05	0.37

Class R6 (WTDPX)	11-30-2015	–	–	1.47		7.38		3.90	0.22

S&P Target Date 2050 Index[3]	–	–	–	3.24		7.36	**	–	–

Wells Fargo Dynamic Target 2050 Blended Index[4]	–	–	–	1.29		–		–	–
*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

**	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 33.

Target Date Retirement Funds  |  31

Performance highlights (unaudited)

Dynamic Target 2050 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	45.55

Wells Fargo Factor Enhanced International Portfolio	29.85

Wells Fargo Factor Enhanced Small Cap Portfolio	11.38

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.98

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.37

Wells Fargo Investment Grade Corporate Bond Portfolio	1.74

Wells Fargo Emerging Markets Bond Portfolio	0.27

Wells Fargo High Yield Corporate Bond Portfolio	0.27

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.97	10.93%	0.99

Class C	0.96	10.89%	0.98

Class R4	0.96	10.87%	0.99

Class R6	0.96	10.87%	0.98

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	95	95

Fixed Income	5	5

Please see footnotes on page 33.

32  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2050 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2050 Index and the Wells Fargo Dynamic Target 2050 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  33

Performance highlights (unaudited)

Dynamic Target 2055 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WTDQX)	11-30-2015	-4.82	5.41	0.95	6.89		4.29	0.68

Class C (WTDRX)	11-30-2015	-0.74	6.10	0.26	6.10		5.04	1.43

Class R4 (WTDTX)	11-30-2015	–	–	1.24	7.20		4.01	0.37

Class R6 (WTDUX)	11-30-2015	–	–	1.38	7.36		3.86	0.22

S&P Target Date 2055 Index[3]	–	–	–	3.17	7.44	*	–	–

Wells Fargo Dynamic Target 2055 Blended Index[4]	–	–	–	1.29	–		–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website,wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 36.

34  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2055 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	45.47

Wells Fargo Factor Enhanced International Portfolio	29.79

Wells Fargo Factor Enhanced Small Cap Portfolio	11.38

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.95

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.37

Wells Fargo Investment Grade Corporate Bond Portfolio	1.73

Wells Fargo Emerging Markets Bond Portfolio	0.27

Wells Fargo High Yield Corporate Bond Portfolio	0.27

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	95	95

Fixed Income	5	5

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.96	10.88%	0.99

Class C	0.96	10.90%	0.99

Class R4	0.95	10.86%	0.99

Class R6	0.96	10.90%	0.99

Please see footnotes on page 36.

Target Date Retirement Funds  |  35

Performance highlights (unaudited)

Dynamic Target 2055 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2055 Index and the Wells Fargo Dynamic Target 2055 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

36  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2060 Fund

Average annual total returns (%) as of February 29, 2020

		Including sales charge		Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year		Since inception		Gross	Net[2]

Class A (WTDVX)	11-30-2015	-4.76	5.46	1.01		6.94		4.29	0.68

Class C (WTDWX)	11-30-2015	-0.74	6.13	0.26	*	6.13		5.04	1.43

Class R4 (WTDZX)	11-30-2015	–	–	1.34		7.26		4.01	0.37

Class R6 (WTSZX)	11-30-2015	–	–	1.38	*	7.41		3.86	0.22

S&P Target Date 2055 Index[3]				3.17		7.44	**	–	–

S&P Target Date 2060+ Index[3],***	–	–	–	3.25		–		–	–

Wells Fargo Dynamic Target 2060 Blended Index[4]	–	–	–	1.29		–		–	–
*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

**	Based on the inception date of the oldest Fund class.

***	The inception date of the index is May 31, 2016.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 29, 2020[5]

Please see footnotes on page 39.

Target Date Retirement Funds  |  37

Performance highlights (unaudited)

Dynamic Target 2060 Fund (continued)

Holdings (%) as of February 29, 2020[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	45.48

Wells Fargo Factor Enhanced International Portfolio	29.82

Wells Fargo Factor Enhanced Small Cap Portfolio	11.37

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.97

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.37

Wells Fargo Investment Grade Corporate Bond Portfolio	1.73

Wells Fargo Emerging Markets Bond Portfolio	0.28

Wells Fargo High Yield Corporate Bond Portfolio	0.27

Wells Fargo U.S. REIT Portfolio	0.12

Allocations (%) as of February 29, 2020

	Neutral Allocation	Effective Allocation[7]

Equity	95	95

Fixed Income	5	5

Volatility metrics as of February 29, 2020[8]

	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.95	10.87%	0.99

Class C	0.95	10.85%	0.99

Class R4	0.95	10.87%	0.99

Class R6	0.95	10.89%	0.99

Please see footnotes on page 39.

38  |  Target Date Retirement Funds

Performance highlights (unaudited)

Dynamic Target 2060 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2060+ Index and the Wells Fargo Dynamic Target 2060 Blended Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 11/30/2015 to 4/30/2016 and the S&P Target Date 2060+ Index from 5/31/2016 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2060+ Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  39

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Highlights

The Wells Fargo Dynamic Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed with the goal of providing high levels of diversification across equity and fixed-income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while remaining diversified to manage risks during bear markets. In September 2018, we introduced a number of factor-based equity strategies and passively managed fixed-income strategies into the Funds. The results over the period have contributed to relative performance.

The portfolio management team employs three levers as it seeks to manage investment risk.

The Dynamic Target Date Funds portfolio management team incorporates three levers as it seeks to manage investment risk over each Fund’s investment time horizon: tactical asset allocation, volatility management, and tail risk management. Tactical asset allocation, a futures overlay, uses timely shifts toward assets with higher expected returns and is driven by the market outlook of the Wells Fargo Multi-Asset Solutions team. Volatility management reduces exposure to risk assets in high-volatility markets and adds risk assets in low-volatility markets. Tail risk management uses institutional hedging techniques in an effort to mitigate risk during severe market downturns when a portfolio’s value falls to a specific level. Together, volatility management and tail risk management comprise the Funds’ dynamic risk hedging (DRH) strategy.

During the period, tactical asset allocation benefited all Funds and DRH reduced the Funds’ volatility.

For the 12-month period that ended February 29, 2020, each Wells Fargo Dynamic Target Date Fund posted positive returns. The near-dated Funds generated slightly higher absolute returns due to their higher fixed-income allocations.

Eleven funds—each offering four share classes, including two classes with sales charges—comprise the Dynamic Target Date Funds series. In general, the benchmark-relative performance tended to be higher for the near-dated Funds, as those Funds have a higher allocation to fixed-income investments, which tended to outperform over this period. As a whole, the Funds’ underlying style selection contributed to benchmark-relative performance. Domestic assets, both stocks and bonds, tended to have stronger performance than did foreign stocks and bonds.

Over the period, tactical asset allocation activities executed within the Funds detracted from relative performance. The largest contributor to performance was a long yen trade we initiated at the end of March and closed out mid-August. Our bearish market view resulted in losses in the final months of 2019 and beginning of 2020. We initiated a short S&P 500 Index1 position at the end of August, which we subsequently sold out of at the end of October. Additionally, we implemented a long 10-year Treasury position in August and consequently closed it out at a loss in January of this year.

The DRH overlay contributed to performance during the period. As the period was marked by low volatility with limited downside movements, the DRH downside risk management was inactive for most of the period with no impact on performance. The period’s low volatility allowed for the volatility management to capitalize on this trend and take positions that added to performance.

Global macroeconomic conditions are clouded by the cornoavirus.

At the time of this writing, the impact of the coronavirus is the major source of global uncertainty. The full impact the coronavirus will have on the economy and the financial markets is unknown. The situation has quickly escalated, but we don’t know if it will hit catastrophic and tragic levels. Initial economic reports show some signs of weakness from the supply and demand disruption caused by the quarantine in China. Concerns over travel are also having a negative impact on the economy. Governments have started to take actions but these efforts are limited and not coordinated. Global central banks have also started to take action as more countries beyond China are being affected by the virus.

So, we return to the question we cannot yet answer: How deep is the damage from the coronavirus? Time will provide us a clearer picture as more data is released. Could the virus kill the economic expansion and hopes of a global rebound from the malaise of 2019? The prognosis is unclear at the moment, but do not count out a U.S. economy that has proven to be resilient. As of period-end, unemployment and inflation were low. Central banks have been accommodative. Industrial production and retail sales have been disappointing. Economic growth forecasts have fallen, so at least the market seems to be pricing in lower growth. As more information becomes available, we will continue to reevaluate the portfolio’s risk/reward composition and make adjustments as required.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

40  |  Target Date Retirement Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2019 to February 29, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dynamic Target Today Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,014.30	$3.36	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%

Class C

Actual	$1,000.00	$1,009.95	$7.10	1.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.12	1.42%

Class R4

Actual	$1,000.00	$1,015.97	$1.85	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$1,016.45	$1.10	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%
Dynamic Target 2015 Fund

Class A

Actual	$1,000.00	$1,012.56	$3.25	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Class C

Actual	$1,000.00	$1,009.29	$7.14	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$1,013.41	$1.85	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$1,014.85	$1.10	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  41

Fund expenses (unaudited)

Dynamic Target 2020 Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,008.52	$3.35	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%

Class C

Actual	$1,000.00	$1,005.66	$7.13	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$1,010.68	$1.85	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$1,010.15	$1.10	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%
Dynamic Target 2025 Fund

Class A

Actual	$1,000.00	$1,006.05	$3.24	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Class C

Actual	$1,000.00	$1,002.75	$7.12	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$1,007.11	$1.85	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$1,008.56	$1.10	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%
Dynamic Target 2030 Fund

Class A

Actual	$1,000.00	$1,003.75	$3.29	0.66%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.32	0.66%

Class C

Actual	$1,000.00	$999.07	$7.11	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$1,005.23	$1.84	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$1,005.68	$1.10	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%
Dynamic Target 2035 Fund

Class A

Actual	$1,000.00	$1,002.12	$3.24	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Class C

Actual	$1,000.00	$997.53	$7.10	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$1,003.07	$1.84	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$1,003.51	$1.10	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

42  |  Target Date Retirement Funds

Fund expenses (unaudited)

Dynamic Target 2040 Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,000.79	$3.33	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%

Class C

Actual	$1,000.00	$995.87	$7.10	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$1,001.63	$1.84	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$1,003.03	$1.10	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%
Dynamic Target 2045 Fund

Class A

Actual	$1,000.00	$996.86	$3.23	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Class C

Actual	$1,000.00	$992.45	$7.08	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$996.87	$1.84	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$998.27	$1.09	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%
Dynamic Target 2050 Fund

Class A

Actual	$1,000.00	$991.69	$3.27	0.66%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.32	0.66%

Class C

Actual	$1,000.00	$988.31	$7.07	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$993.91	$1.83	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$994.29	$1.09	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%
Dynamic Target 2055 Fund

Class A

Actual	$1,000.00	$992.19	$3.32	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%

Class C

Actual	$1,000.00	$989.33	$7.07	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$994.05	$1.83	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$994.42	$1.09	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  43

Fund expenses (unaudited)

Dynamic Target 2060 Fund	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$992.76	$3.32	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%

Class C

Actual	$1,000.00	$988.37	$7.07	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R4

Actual	$1,000.00	$994.13	$1.83	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

Class R6

Actual	$1,000.00	$994.50	$1.09	0.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.11	0.22%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

44  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET TODAY FUND

				Value
Investment Companies: 101.01%

Affiliated Master Portfolios: 101.01%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$2,122,216
Wells Fargo Emerging Markets Bond Portfolio				176,660
Wells Fargo Factor Enhanced Emerging Markets Portfolio				194,992
Wells Fargo Factor Enhanced International Portfolio				642,073
Wells Fargo Factor Enhanced Large Cap Portfolio				1,211,162
Wells Fargo Factor Enhanced Small Cap Portfolio				302,309
Wells Fargo High Yield Corporate Bond Portfolio				172,668
Wells Fargo Investment Grade Corporate Bond Portfolio				1,099,864
Wells Fargo Strategic Retirement Bond Portfolio				715,576
Wells Fargo U.S. REIT Portfolio				214,010

Total Investment Companies (Cost $6,546,517)				6,851,530

	Yield	Maturity date	Principal
Short-Term Investments: 0.24%

U.S. Treasury Securities: 0.24%
U.S. Treasury Bill #(z)	1.28%	3-12-2020	$16,000	15,993

Total Short-Term Investments (Cost $15,993)				15,993

Total investments in securities (Cost $6,562,510)	101.25%	6,867,523

Other assets and liabilities, net	(1.25)	(84,570)

Total net assets	100.00%	$6,782,953

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(1)	3-20-2020	$(96,030)	$(90,800)	$5,230	$0

Russell 2000 E-Mini Index	(1)	3-20-2020	(81,247)	(73,745)	7,502	0

S&P 500 E-Mini Index	(1)	3-20-2020	(161,681)	(147,555)	14,126	0

					$26,858	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  45

Portfolio of investments—February 29, 2020

DYNAMIC TARGET TODAY FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.26%	0.32%	$2,825	$134,842	$43,608	$0	$532	$2,122,216
Wells Fargo Emerging Markets Bond Portfolio	0.31	0.42	913	3,950	8,362	0	26	176,660
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.06	0.09	(6,031)	(8,399)	25	5,035	96	194,992
Wells Fargo Factor Enhanced International Portfolio	0.08	0.11	(812)	(6,908)	49	15,885	302	642,073
Wells Fargo Factor Enhanced Large Cap Portfolio	0.09	0.13	87,156	(67,754)	115	25,830	622	1,211,162
Wells Fargo Factor Enhanced Small Cap Portfolio	0.09	0.13	8,613	(28,317)	35	4,210	198	302,309
Wells Fargo High Yield Corporate Bond Portfolio	0.16	0.32	(3,536)	477	9,226	0	42	172,668
Wells Fargo Investment Grade Corporate Bond Portfolio	0.32	0.42	8,613	93,832	35,145	0	104	1,099,864
Wells Fargo Strategic Retirement Bond Portfolio	0.74	0.94	(295)	32,766	14,277	0	41	715,576
Wells Fargo U.S. REIT Portfolio	0.41	0.84	21,847	(22,909)	0	5,181	17	214,010

			$119,293	$131,580	$110,842	$56,141	$1,980	$6,851,530	101.01%

The accompanying notes are an integral part of these financial statements.

46  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2015 FUND

				Value
Investment Companies: 100.98%

Affiliated Master Portfolios: 100.98%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,512,361
Wells Fargo Emerging Markets Bond Portfolio				125,249
Wells Fargo Factor Enhanced Emerging Markets Portfolio				197,094
Wells Fargo Factor Enhanced International Portfolio				653,633
Wells Fargo Factor Enhanced Large Cap Portfolio				1,237,489
Wells Fargo Factor Enhanced Small Cap Portfolio				309,278
Wells Fargo High Yield Corporate Bond Portfolio				122,443
Wells Fargo Investment Grade Corporate Bond Portfolio				782,579
Wells Fargo Strategic Retirement Bond Portfolio				507,719
Wells Fargo U.S. REIT Portfolio				216,626

Total Investment Companies (Cost $5,354,981)				5,664,471

	Yield	Maturity date	Principal
Short-Term Investments: 0.29%

U.S. Treasury Securities: 0.29%
U.S. Treasury Bill #(z)	1.28%	3-12-2020	$16,000	15,993

Total Short-Term Investments (Cost $15,993)				15,993

Total investments in securities (Cost $5,370,974)	101.27%	5,680,464

Other assets and liabilities, net	(1.27)	(71,002)

Total net assets	100.00%	$5,609,462

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(1)	3-20-2020	$(96,030)	$(90,800)	$5,230	$0

Russell 2000 E-Mini Index	(1)	3-20-2020	(81,247)	(73,745)	7,502	0

S&P 500 E-Mini Index	(1)	3-20-2020	(161,681)	(147,555)	14,126	0

					$26,858	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  47

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2015 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.21%	0.23%	$(35)	$105,891	$32,994	$0	$405	$1,512,361
Wells Fargo Emerging Markets Bond Portfolio	0.25	0.29	441	3,318	6,304	0	20	125,249
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.08	0.09	(7,192)	(9,398)	28	5,925	114	197,094
Wells Fargo Factor Enhanced International Portfolio	0.10	0.11	(2,679)	(2,308)	58	18,912	353	653,633
Wells Fargo Factor Enhanced Large Cap Portfolio	0.11	0.13	94,318	(57,945)	136	29,634	729	1,237,489
Wells Fargo Factor Enhanced Small Cap Portfolio	0.12	0.13	8,474	(29,424)	41	4,893	233	309,278
Wells Fargo High Yield Corporate Bond Portfolio	0.13	0.23	(2,898)	712	6,954	0	32	122,443
Wells Fargo Investment Grade Corporate Bond Portfolio	0.26	0.30	5,509	73,368	26,558	0	78	782,579
Wells Fargo Strategic Retirement Bond Portfolio	0.60	0.67	(963)	25,683	11,032	0	30	507,719
Wells Fargo U.S. REIT Portfolio	0.51	0.85	26,951	(23,870)	0	6,118	19	216,626

			$121,926	$86,027	$84,105	$65,482	$2,013	$5,664,471	100.98%

The accompanying notes are an integral part of these financial statements.

48  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2020 FUND

				Value
Investment Companies: 100.49%

Affiliated Master Portfolios: 100.49%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,541,187
Wells Fargo Emerging Markets Bond Portfolio				126,955
Wells Fargo Factor Enhanced Emerging Markets Portfolio				288,039
Wells Fargo Factor Enhanced International Portfolio				954,089
Wells Fargo Factor Enhanced Large Cap Portfolio				1,769,093
Wells Fargo Factor Enhanced Small Cap Portfolio				441,750
Wells Fargo High Yield Corporate Bond Portfolio				124,660
Wells Fargo Investment Grade Corporate Bond Portfolio				796,795
Wells Fargo Strategic Retirement Bond Portfolio				477,259
Wells Fargo U.S. REIT Portfolio				278,613

Total Investment Companies (Cost $6,510,221)				6,798,440

	Yield	Maturity date	Principal
Short-Term Investments: 0.26%

U.S. Treasury Securities: 0.26%
U.S. Treasury Bill #(z)	1.33%	3-12-2020	$18,000	17,992

Total Short-Term Investments (Cost $17,992)				17,992

Total investments in securities (Cost $6,528,213)	100.75%	6,816,432

Other assets and liabilities, net	(0.75)	(51,022)

Total net assets	100.00%	$6,765,410

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(1)	3-20-2020	$(96,030)	$(90,800)	$5,230	$0

MSCI Emerging Markets Index	(1)	3-20-2020	(52,548)	(50,440)	2,108	0

Russell 2000 E-Mini Index	(1)	3-20-2020	(81,247)	(73,745)	7,502	0

S&P 500 E-Mini Index	(1)	3-20-2020	(161,681)	(147,555)	14,126	0

					$28,966	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  49

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2020 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.19%	0.23%	$(3,425)	$180,072	$31,274	$0	$384	$1,541,187
Wells Fargo Emerging Markets Bond Portfolio	0.23	0.30	199	10,874	5,971	0	19	126,955
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.10	0.13	(10,684)	8,396	37	9,217	148	288,039
Wells Fargo Factor Enhanced International Portfolio	0.12	0.16	(4,767)	(31,921)	76	30,444	464	954,089
Wells Fargo Factor Enhanced Large Cap Portfolio	0.14	0.18	121,678	(210,212)	174	33,594	956	1,769,093
Wells Fargo Factor Enhanced Small Cap Portfolio	0.15	0.19	10,996	(74,088)	53	5,021	301	441,750
Wells Fargo High Yield Corporate Bond Portfolio	0.11	0.23	(2,965)	6,482	6,585	0	30	124,660
Wells Fargo Investment Grade Corporate Bond Portfolio	0.23	0.30	3,323	106,985	25,204	0	75	796,795
Wells Fargo Strategic Retirement Bond Portfolio	0.45	0.63	(1,981)	44,118	8,580	0	26	477,259
Wells Fargo U.S. REIT Portfolio	0.51	1.09	26,220	(19,840)	0	5,663	21	278,613

			$138,594	$20,866	$77,954	$83,939	$2,424	$6,798,440	100.49%

The accompanying notes are an integral part of these financial statements.

50  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2025 FUND

				Value
Investment Companies: 101.03%

Affiliated Master Portfolios: 101.03%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,892,662
Wells Fargo Emerging Markets Bond Portfolio				154,044
Wells Fargo Factor Enhanced Emerging Markets Portfolio				516,155
Wells Fargo Factor Enhanced International Portfolio				1,707,722
Wells Fargo Factor Enhanced Large Cap Portfolio				3,077,326
Wells Fargo Factor Enhanced Small Cap Portfolio				773,538
Wells Fargo High Yield Corporate Bond Portfolio				151,426
Wells Fargo Investment Grade Corporate Bond Portfolio				974,900
Wells Fargo Strategic Retirement Bond Portfolio				309,890
Wells Fargo U.S. REIT Portfolio				266,986

Total Investment Companies (Cost $9,510,108)				9,824,649

	Yield	Maturity date	Principal
Short-Term Investments: 0.34%

U.S. Treasury Securities: 0.34%
U.S. Treasury Bill #(z)	1.24%	3-12-2020	$33,000	32,986

Total Short-Term Investments (Cost $32,986)				32,986

Total investments in securities (Cost $9,543,094)	101.37%	9,857,635

Other assets and liabilities, net	(1.37)	(133,500)

Total net assets	100.00%	$9,724,135

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(2)	3-20-2020	$(191,329)	$(181,600)	$9,729	$0

MSCI Emerging Markets Index	(1)	3-20-2020	(52,548)	(50,440)	2,108	0

Russell 2000 E-Mini Index	(2)	3-20-2020	(160,290)	(147,490)	12,800	0

S&P 500 E-Mini Index	(2)	3-20-2020	(319,393)	(295,110)	24,283	0

					$48,920	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  51

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2025 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.20%	0.28%	$(9,299)	$206,463	$34,994	$0	$427	$1,892,662
Wells Fargo Emerging Markets Bond Portfolio	0.23	0.36	(172)	12,868	6,651	0	21	154,044
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.15	0.24	(19,433)	19,355	61	15,416	249	516,155
Wells Fargo Factor Enhanced International Portfolio	0.19	0.29	(11,209)	(27,603)	128	50,848	785	1,707,722
Wells Fargo Factor Enhanced Large Cap Portfolio	0.21	0.32	196,441	(300,166)	281	54,588	1,552	3,077,326
Wells Fargo Factor Enhanced Small Cap Portfolio	0.22	0.34	17,821	(104,880)	86	7,999	490	773,538
Wells Fargo High Yield Corporate Bond Portfolio	0.12	0.28	(3,684)	8,198	7,337	0	34	151,426
Wells Fargo Investment Grade Corporate Bond Portfolio	0.24	0.37	928	125,761	28,196	0	84	974,900
Wells Fargo Strategic Retirement Bond Portfolio	0.23	0.41	(2,108)	27,943	4,708	0	15	309,890
Wells Fargo U.S. REIT Portfolio	0.40	1.04	20,525	(16,656)	0	4,526	18	266,986

			$189,810	$(48,717)	$82,442	$133,377	$3,675	$9,824,649	101.03%

The accompanying notes are an integral part of these financial statements.

52  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2030 FUND

				Value
Investment Companies: 100.24%

Affiliated Master Portfolios: 100.24%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,218,176
Wells Fargo Emerging Markets Bond Portfolio				99,036
Wells Fargo Factor Enhanced Emerging Markets Portfolio				519,383
Wells Fargo Factor Enhanced International Portfolio				1,715,939
Wells Fargo Factor Enhanced Large Cap Portfolio				2,938,621
Wells Fargo Factor Enhanced Small Cap Portfolio				735,642
Wells Fargo High Yield Corporate Bond Portfolio				98,589
Wells Fargo Investment Grade Corporate Bond Portfolio				627,785
Wells Fargo Strategic Retirement Bond Portfolio				59,097
Wells Fargo U.S. REIT Portfolio				76,492

Total Investment Companies (Cost $7,785,056)				8,088,760

	Yield	Maturity date	Principal
Short-Term Investments: 0.36%

U.S. Treasury Securities: 0.36%
U.S. Treasury Bill #(z)	1.24%	3-12-2020	$29,000	28,988

Total Short-Term Investments (Cost $28,988)				28,988

Total investments in securities (Cost $7,814,044)	100.60%	8,117,748

Other assets and liabilities, net	(0.60)	(48,371)

Total net assets	100.00%	$8,069,377

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(1)	3-20-2020	$(96,030)	$(90,800)	$5,230	$0

MSCI Emerging Markets Index	(1)	3-20-2020	(52,548)	(50,440)	2,108	0

Russell 2000 E-Mini Index	(2)	3-20-2020	(160,290)	(147,490)	12,800	0

S&P 500 E-Mini Index	(2)	3-20-2020	(319,393)	(295,110)	24,283	0

					$44,421	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  53

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2030 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.13%	0.18%	$(7,321)	$64,795	$22,938	$0	$283	$1,218,176
Wells Fargo Emerging Markets Bond Portfolio	0.15	0.23	(238)	2,644	4,354	0	14	99,036
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.15	0.24	(19,704)	(13,477)	60	14,951	244	519,383
Wells Fargo Factor Enhanced International Portfolio	0.20	0.29	(13,649)	7,951	129	50,973	789	1,715,939
Wells Fargo Factor Enhanced Large Cap Portfolio	0.20	0.31	176,521	(128,702)	266	50,888	1,472	2,938,621
Wells Fargo Factor Enhanced Small Cap Portfolio	0.21	0.32	14,029	(56,621)	79	7,057	448	735,642
Wells Fargo High Yield Corporate Bond Portfolio	0.08	0.18	(2,585)	970	4,805	0	22	98,589
Wells Fargo Investment Grade Corporate Bond Portfolio	0.16	0.24	(4)	54,540	18,551	0	55	627,785
Wells Fargo Strategic Retirement Bond Portfolio	0.04	0.08	(474)	2,668	852	0	3	59,097
Wells Fargo U.S. REIT Portfolio	0.08	0.30	4,102	(7,492)	0	875	4	76,492

			$150,677	$(72,724)	$52,034	$124,744	$3,334	$8,088,760	100.24%

The accompanying notes are an integral part of these financial statements.

54  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2035 FUND

				Value
Investment Companies: 101.35%

Affiliated Master Portfolios: 101.35%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$971,206
Wells Fargo Emerging Markets Bond Portfolio				79,077
Wells Fargo Factor Enhanced Emerging Markets Portfolio				558,027
Wells Fargo Factor Enhanced International Portfolio				1,853,778
Wells Fargo Factor Enhanced Large Cap Portfolio				3,030,221
Wells Fargo Factor Enhanced Small Cap Portfolio				758,514
Wells Fargo High Yield Corporate Bond Portfolio				77,730
Wells Fargo Investment Grade Corporate Bond Portfolio				499,940

Total Investment Companies (Cost $7,575,688)				7,828,493

	Yield	Maturity date	Principal
Short-Term Investments: 0.43%

U.S. Treasury Securities: 0.43%
U.S. Treasury Bill #(z)	1.27%	3-12-2020	$33,000	32,986

Total Short-Term Investments (Cost $32,986)				32,986

Total investments in securities (Cost $7,608,674)	101.78%	7,861,479

Other assets and liabilities, net	(1.78)	(137,439)

Total net assets	100.00%	$7,724,040

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(2)	3-20-2020	$(184,775)	$(181,600)	$3,175	$0

MSCI Emerging Markets Index	(1)	3-20-2020	(52,548)	(50,440)	2,108	0

Russell 2000 E-Mini Index	(2)	3-20-2020	(160,290)	(147,490)	12,800	0

S&P 500 E-Mini Index	(2)	3-20-2020	(319,393)	(295,110)	24,283	0

					$42,366	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  55

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2035 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.10%	0.15%	$(7,163)	$63,528	$17,346	$0	$213	$971,206
Wells Fargo Emerging Markets Bond Portfolio	0.11	0.19	(277)	2,110	3,316	0	10	79,077
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.15	0.26	(21,347)	(13,536)	62	15,268	250	558,027
Wells Fargo Factor Enhanced International Portfolio	0.19	0.32	(15,584)	2,543	131	51,457	805	1,853,778
Wells Fargo Factor Enhanced Large Cap Portfolio	0.19	0.32	179,087	(158,517)	264	51,058	1,465	3,030,221
Wells Fargo Factor Enhanced Small Cap Portfolio	0.21	0.33	15,471	(58,103)	80	7,254	457	758,514
Wells Fargo High Yield Corporate Bond Portfolio	0.06	0.14	(2,046)	710	3,662	0	17	77,730
Wells Fargo Investment Grade Corporate Bond Portfolio	0.11	0.19	(859)	41,760	14,042	0	42	499,940

			$147,282	$(119,505)	$38,903	$125,037	$3,259	$7,828,493	101.35%

The accompanying notes are an integral part of these financial statements.

56  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2040 FUND

				Value
Investment Companies: 100.86%

Affiliated Master Portfolios: 100.86%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$644,675
Wells Fargo Emerging Markets Bond Portfolio				52,653
Wells Fargo Factor Enhanced Emerging Markets Portfolio				545,039
Wells Fargo Factor Enhanced International Portfolio				1,805,152
Wells Fargo Factor Enhanced Large Cap Portfolio				2,870,114
Wells Fargo Factor Enhanced Small Cap Portfolio				717,849
Wells Fargo High Yield Corporate Bond Portfolio				51,742
Wells Fargo Investment Grade Corporate Bond Portfolio				332,894

Total Investment Companies (Cost $6,797,508)				7,020,118

	Yield	Maturity date	Principal
Short-Term Investments: 0.42%

U.S. Treasury Securities: 0.42%
U.S. Treasury Bill #(z)	1.25%	3-12-2020	$29,000	28,988

Total Short-Term Investments (Cost $28,988)				28,988

Total investments in securities (Cost $6,826,496)	101.28%	7,049,106

Other assets and liabilities, net	(1.28)	(89,002)

Total net assets	100.00%	$6,960,104

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(1)	3-20-2020	$(96,030)	$(90,800)	$5,230	$0

MSCI Emerging Markets Index	(1)	3-20-2020	(52,548)	(50,440)	2,108	0

Russell 2000 E-Mini Index	(2)	3-20-2020	(160,290)	(147,490)	12,800	0

S&P 500 E-Mini Index	(2)	3-20-2020	(319,393)	(295,110)	24,283	0

					$44,421	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  57

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2040 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.07%	0.10%	$(6,370)	$45,672	$11,837	$0	$146	$644,675
Wells Fargo Emerging Markets Bond Portfolio	0.08	0.12	(325)	1,538	2,257	0	7	52,653
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.16	0.25	(23,326)	(5,754)	65	14,004	263	545,039
Wells Fargo Factor Enhanced International Portfolio	0.20	0.31	(21,988)	(11,338)	135	43,448	827	1,805,152
Wells Fargo Factor Enhanced Large Cap Portfolio	0.20	0.30	166,971	(160,653)	263	59,275	1,476	2,870,114
Wells Fargo Factor Enhanced Small Cap Portfolio	0.21	0.31	12,087	(62,724)	81	9,680	457	717,849
Wells Fargo High Yield Corporate Bond Portfolio	0.04	0.10	(1,517)	436	2,489	0	11	51,742
Wells Fargo Investment Grade Corporate Bond Portfolio	0.08	0.13	(1,384)	30,145	9,570	0	28	332,894

			$124,148	$(162,678)	$26,697	$126,407	$3,215	$7,020,118	100.86%

The accompanying notes are an integral part of these financial statements.

58  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2045 FUND

				Value
Investment Companies: 101.40%

Affiliated Master Portfolios: 101.40%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$360,916
Wells Fargo Emerging Markets Bond Portfolio				29,424
Wells Fargo Factor Enhanced Emerging Markets Portfolio				512,656
Wells Fargo Factor Enhanced International Portfolio				1,703,465
Wells Fargo Factor Enhanced Large Cap Portfolio				2,645,478
Wells Fargo Factor Enhanced Small Cap Portfolio				661,979
Wells Fargo High Yield Corporate Bond Portfolio				28,907
Wells Fargo Investment Grade Corporate Bond Portfolio				185,883

Total Investment Companies (Cost $5,880,786)				6,128,708

	Yield	Maturity date	Principal
Short-Term Investments: 0.30%

U.S. Treasury Securities: 0.30%
U.S. Treasury Bill #(z)	1.27%	3-12-2020	$18,000	17,992

Total Short-Term Investments (Cost $17,992)				17,992

Total investments in securities (Cost $5,898,778)	101.70%	6,146,700

Other assets and liabilities, net	(1.70)	(102,836)

Total net assets	100.00%	$6,043,864

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

MSCI EAFE Index	(1)	3-20-2020	$(96,030)	$(90,800)	$5,230	$0

MSCI Emerging Markets Index	(1)	3-20-2020	(52,548)	(50,440)	2,108	0

Russell 2000 E-Mini Index	(1)	3-20-2020	(79,044)	(73,745)	5,299	0

S&P 500 E-Mini Index	(1)	3-20-2020	(161,681)	(147,555)	14,126	0

					$26,763	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  59

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2045 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.04%	0.05%	$(3,519)	$15,962	$6,684	$0	$82	$360,916
Wells Fargo Emerging Markets Bond Portfolio	0.05	0.07	(181)	865	1,276	0	4	29,424
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.17	0.24	(22,279)	(17,052)	64	13,560	259	512,656
Wells Fargo Factor Enhanced International Portfolio	0.21	0.29	(20,037)	10,725	133	43,124	816	1,703,465
Wells Fargo Factor Enhanced Large Cap Portfolio	0.20	0.28	160,809	(118,291)	255	56,956	1,425	2,645,478
Wells Fargo Factor Enhanced Small Cap Portfolio	0.21	0.29	11,715	(54,986)	78	9,300	439	661,979
Wells Fargo High Yield Corporate Bond Portfolio	0.02	0.05	(853)	278	1,407	0	6	28,907
Wells Fargo Investment Grade Corporate Bond Portfolio	0.05	0.07	(731)	16,810	5,417	0	16	185,883

			$124,924	$(145,689)	$15,314	$122,940	$3,047	$6,128,708	101.40%

The accompanying notes are an integral part of these financial statements.

60  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2050 FUND

				Value
Investment Companies: 101.41%

Affiliated Master Portfolios: 101.41%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$180,255
Wells Fargo Emerging Markets Bond Portfolio				14,677
Wells Fargo Factor Enhanced Emerging Markets Portfolio				479,982
Wells Fargo Factor Enhanced International Portfolio				1,595,207
Wells Fargo Factor Enhanced Large Cap Portfolio				2,433,748
Wells Fargo Factor Enhanced Small Cap Portfolio				608,453
Wells Fargo High Yield Corporate Bond Portfolio				14,420
Wells Fargo Investment Grade Corporate Bond Portfolio				92,788

Total Investment Companies (Cost $5,177,655)				5,419,530

	Yield	Maturity date	Principal
Short-Term Investments: 0.22%

U.S. Treasury Securities: 0.22%
U.S. Treasury Bill #(z)	1.28%	3-12-2020	$12,000	11,995

Total Short-Term Investments (Cost $11,995)				11,995

Total investments in securities (Cost $5,189,650)	101.63%	5,431,525

Other assets and liabilities, net	(1.63)	(86,905)

Total net assets	100.00%	$5,344,620

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

S&P 500 E-Mini Index	(1)	3-20-2020	$(161,681)	$(147,555)	$14,126	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  61

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2050 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.02%	0.03%	$(1,855)	$8,597	$3,834	$0	$47	$180,255
Wells Fargo Emerging Markets Bond Portfolio	0.03	0.03	(95)	535	733	0	2	14,677
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.17	0.22	(21,895)	(17,917)	63	13,330	255	479,982
Wells Fargo Factor Enhanced International Portfolio	0.22	0.27	(21,219)	6,178	130	42,526	797	1,595,207
Wells Fargo Factor Enhanced Large Cap Portfolio	0.20	0.25	150,213	(104,910)	247	54,455	1,360	2,433,748
Wells Fargo Factor Enhanced Small Cap Portfolio	0.21	0.27	9,856	(52,617)	76	8,988	425	608,453
Wells Fargo High Yield Corporate Bond Portfolio	0.01	0.03	(484)	219	810	0	4	14,420
Wells Fargo Investment Grade Corporate Bond Portfolio	0.03	0.04	(318)	9,710	3,112	0	9	92,788

			$114,203	$(150,205)	$9,005	$119,299	$2,899	$5,419,530	101.41%

The accompanying notes are an integral part of these financial statements.

62  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2055 FUND

				Value
Investment Companies: 101.23%

Affiliated Master Portfolios: 101.23%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$184,142
Wells Fargo Emerging Markets Bond Portfolio				14,993
Wells Fargo Factor Enhanced Emerging Markets Portfolio				489,774
Wells Fargo Factor Enhanced International Portfolio				1,629,436
Wells Fargo Factor Enhanced Large Cap Portfolio				2,487,185
Wells Fargo Factor Enhanced Small Cap Portfolio				622,563
Wells Fargo High Yield Corporate Bond Portfolio				14,733
Wells Fargo Investment Grade Corporate Bond Portfolio				94,791

Total Investment Companies (Cost $5,302,159)				5,537,617

	Yield	Maturity date	Principal
Short-Term Investments: 0.22%

U.S. Treasury Securities: 0.22%
U.S. Treasury Bill #(z)	1.27%	3-12-2020	$12,000	11,995

Total Short-Term Investments (Cost $11,995)				11,995

Total investments in securities (Cost $5,314,154)	101.45%	5,549,612

Other assets and liabilities, net	(1.45)	(79,514)

Total net assets	100.00%	$5,470,098

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

S&P 500 E-Mini Index	(1)	3-20-2020	$(161,681)	$(147,555)	$14,126	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  63

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2055 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.03%	0.03%	$(1,889)	$8,626	$3,856	$0	$48	$184,142
Wells Fargo Emerging Markets Bond Portfolio	0.03	0.04	(96)	529	737	0	2	14,993
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.17	0.23	(22,049)	(17,435)	63	13,330	255	489,774
Wells Fargo Factor Enhanced International Portfolio	0.21	0.28	(21,211)	6,655	130	42,467	798	1,629,436
Wells Fargo Factor Enhanced Large Cap Portfolio	0.20	0.26	151,715	(108,886)	247	54,746	1,363	2,487,185
Wells Fargo Factor Enhanced Small Cap Portfolio	0.21	0.27	10,176	(53,026)	76	9,009	426	622,563
Wells Fargo High Yield Corporate Bond Portfolio	0.01	0.03	(487)	215	815	0	4	14,733
Wells Fargo Investment Grade Corporate Bond Portfolio	0.03	0.04	(334)	9,706	3,131	0	9	94,791

			$115,825	$(153,616)	$9,055	$119,552	$2,905	$5,537,617	101.23%

The accompanying notes are an integral part of these financial statements.

64  |  Target Date Retirement Funds

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2060 FUND

				Value
Investment Companies: 101.41%

Affiliated Master Portfolios: 101.41%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$176,135
Wells Fargo Emerging Markets Bond Portfolio				14,341
Wells Fargo Factor Enhanced Emerging Markets Portfolio				469,332
Wells Fargo Factor Enhanced International Portfolio				1,559,315
Wells Fargo Factor Enhanced Large Cap Portfolio				2,378,601
Wells Fargo Factor Enhanced Small Cap Portfolio				594,758
Wells Fargo High Yield Corporate Bond Portfolio				14,085
Wells Fargo Investment Grade Corporate Bond Portfolio				90,668
Wells Fargo U.S. REIT Portfolio				6,228

Total Investment Companies (Cost $5,050,333)				5,303,463

	Yield	Maturity date	Principal
Short-Term Investments: 0.23%

U.S. Treasury Securities: 0.23%
U.S. Treasury Bill #(z)	1.28%	3-12-2020	$12,000	11,995

Total Short-Term Investments (Cost $11,995)				11,995

Total investments in securities (Cost $5,062,328)	101.64%	5,315,458

Other assets and liabilities, net	(1.64)	(85,590)

Total net assets	100.00%	$5,229,868

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

S&P 500 E-Mini Index	(1)	3-20-2020	$(161,681)	$(147,555)	$14,126	$0

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  65

Portfolio of investments—February 29, 2020

DYNAMIC TARGET 2060 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.02%	0.03%	$(1,852)	$8,676	$3,889	$0	$47	$176,135
Wells Fargo Emerging Markets Bond Portfolio	0.03	0.03	(96)	550	733	0	3	14,341
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.17	0.22	(21,251)	(18,466)	63	13,394	255	469,332
Wells Fargo Factor Enhanced International Portfolio	0.22	0.27	(22,002)	894	130	42,718	799	1,559,315
Wells Fargo Factor Enhanced Large Cap Portfolio	0.21	0.25	150,188	(93,485)	248	54,521	1,332	2,378,601
Wells Fargo Factor Enhanced Small Cap Portfolio	0.22	0.26	9,729	(52,822)	77	9,017	425	594,758
Wells Fargo High Yield Corporate Bond Portfolio	0.02	0.03	(483)	231	809	0	4	14,085
Wells Fargo Investment Grade Corporate Bond Portfolio	0.03	0.03	(318)	9,794	3,109	0	9	90,668
Wells Fargo U.S. REIT Portfolio	0.00	0.02	(47)	(719)	0	15	1	6,228

			$113,868	$(145,347)	$9,058	$119,665	$2,875	$5,303,463	101.41%

The accompanying notes are an integral part of these financial statements.

66  |  Target Date Retirement Funds

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Statements of assets and liabilities—February 29, 2020

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$6,851,530	$5,664,471
Investments in unaffiliated securities, at value (see cost below)	15,993	15,993
Cash	10,000	10,000
Receivable for Fund shares sold	0	0
Receivable for daily variation margin on open futures contracts	1,498	1,498
Prepaid expenses and other assets	37,116	34,857

Total assets	6,916,137	5,726,819

Liabilities
Payable for Fund shares redeemed	13,880	0
Due to manager	70,410	68,994
Professional fees payable	22,147	21,897
Shareholder report expenses payable	19,866	19,647
Trustees’ fees and expenses payable	4,177	4,237
Custody and accounting fees payable	1,332	1,335
Administration fees payable	357	234
Distribution fee payable	68	67
Accrued expenses and other liabilities	947	946

Total liabilities	133,184	117,357

Total net assets	$6,782,953	$5,609,462

Net assets consist of
Paid-in capital	$6,421,690	$5,301,587
Total distributable earnings (loss)	361,263	307,875

Total net assets	$6,782,953	$5,609,462

Computation of net asset value and offering price per share
Net assets – Class A	$1,021,909	$460,196
Shares outstanding – Class A1	96,383	44,235
Net asset value per share – Class A	$10.60	$10.40
Maximum offering price per share – Class A2	$11.25	$11.03
Net assets – Class C	$107,356	$105,352
Shares outstanding – Class C1	10,163	10,180
Net asset value per share – Class C	$10.56	$10.35
Net assets – Class R4	$109,116	$107,100
Share outstanding – Class R4[1]	10,279	10,296
Net asset value per share – Class R4	$10.62	$10.40
Net assets – Class R6	$5,544,572	$4,936,814
Shares outstanding – Class R6[1]	522,147	474,416
Net asset value per share – Class R6	$10.62	$10.41

Investments in affiliated Master Portfolios, at cost	$6,546,517	$5,354,981

Investments in unaffiliated securities, at cost	$15,993	$15,993

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

68  |  Target Date Retirement Funds

Statements of assets and liabilities—February 29, 2020

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$6,798,440	$9,824,649	$8,088,760	$7,828,493	$7,020,118	$6,128,708	$5,419,530
17,992	32,986	28,988	32,986	28,988	17,992	11,995
10,000	3,556	4,550	3,557	4,550	10,000	10,000
2,920	250	97,173	0	0	352	134
1,670	3,177	2,504	1,168	2,503	1,677	1,860
40,097	30,941	30,186	30,425	32,919	33,188	33,430

6,871,119	9,895,559	8,252,161	7,896,629	7,089,078	6,191,917	5,476,949

0	1,250	20,780	10,298	0	24,921	0
56,958	118,139	109,444	110,878	79,525	76,177	80,790
21,368	24,296	24,252	23,918	21,093	20,236	24,149
20,204	20,179	20,987	20,580	20,770	20,020	20,560
4,237	4,278	4,348	4,348	4,531	4,237	4,216
1,385	1,374	1,347	1,301	1,357	1,317	1,367
432	718	517	338	497	254	206
68	85	68	71	67	73	71
1,057	1,105	1,041	857	1,134	818	970

105,709	171,424	182,784	172,589	128,974	148,053	132,329

$6,765,410	$9,724,135	$8,069,377	$7,724,040	$6,960,104	$6,043,864	$5,344,620

$6,488,680	$9,477,118	$7,891,418	$7,612,738	$6,915,365	$6,014,700	$5,349,856
276,730	247,017	177,959	111,302	44,739	29,164	(5,236)

$6,765,410	$9,724,135	$8,069,377	$7,724,040	$6,960,104	$6,043,864	$5,344,620

$1,435,254	$2,855,915	$2,316,852	$733,040	$1,858,368	$413,595	$254,120
139,606	275,539	229,124	73,638	189,130	42,563	26,316
$10.28	$10.36	$10.11	$9.95	$9.83	$9.72	$9.66
$10.91	$10.99	$10.73	$10.56	$10.43	$10.31	$10.25
$105,322	$125,151	$104,011	$106,599	$101,370	$109,457	$105,672
10,250	12,095	10,303	10,740	10,331	11,311	11,020
$10.28	$10.35	$10.10	$9.93	$9.81	$9.68	$9.59
$107,061	$107,841	$105,607	$104,045	$102,963	$101,819	$100,912
10,356	10,347	10,369	10,388	10,387	10,408	10,410
$10.34	$10.42	$10.18	$10.02	$9.91	$9.78	$9.69
$5,117,773	$6,635,228	$5,542,907	$6,780,356	$4,897,403	$5,418,993	$4,883,916
494,779	636,347	543,896	676,511	493,742	553,437	503,498
$10.34	$10.43	$10.19	$10.02	$9.92	$9.79	$9.70

$6,510,221	$9,510,108	$7,785,056	$7,575,688	$6,797,508	$5,880,786	$5,177,655

$17,992	$32,986	$28,988	$32,986	$28,988	$17,992	$11,995

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  69

Statements of assets and liabilities—February 29, 2020

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$5,537,617	$5,303,463
Investments in unaffiliated securities, at value (see cost below)	11,995	11,995
Cash	10,000	10,000
Receivable for daily variation margin on open futures contracts	1,860	1,856
Prepaid expenses and other assets	33,327	32,036

Total assets	5,594,799	5,359,350

Liabilities
Due to manager	72,929	77,837
Professional fees payable	24,120	24,120
Shareholder report expenses payable	20,605	20,529
Trustees’ fees and expenses payable	4,232	4,232
Custody and accounting fees payable	1,376	1,389
Administration fees payable	205	222
Distribution fee payable	67	67
Accrued expenses and other liabilities	1,167	1,086

Total liabilities	124,701	129,482

Total net assets	$5,470,098	$5,229,868

Net assets consist of
Paid-in capital	$5,478,727	$5,227,190
Total distributable earnings (loss)	(8,629)	2,678

Total net assets	$5,470,098	$5,229,868

Computation of net asset value and offering price per share
Net assets – Class A	$238,770	$344,594
Shares outstanding – Class A1	24,717	35,678
Net asset value per share – Class A	$9.66	$9.66
Maximum offering price per share – Class A2	$10.25	$10.25
Net assets – Class C	$99,894	$99,306
Shares outstanding – Class C1	10,419	10,319
Net asset value per share – Class C	$9.59	$9.62
Net assets – Class R4	$100,925	$101,429
Share outstanding – Class R4[1]	10,413	10,424
Net asset value per share – Class R4	$9.69	$9.73
Net assets – Class R6	$5,030,509	$4,684,539
Shares outstanding – Class R6[1]	518,905	481,147
Net asset value per share – Class R6	$9.69	$9.74

Investments in affiliated Master Portfolios, at cost	$5,302,159	$5,050,333

Investments in unaffiliated securities, at cost	$11,995	$11,995

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

70  |  Target Date Retirement Funds

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Statements of operations—year ended February 29, 2020

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Investment income
Interest allocated from affiliated Master Portfolios	$110,842	$84,105
Dividends allocated from affiliated Master Portfolios*	56,141	65,482
Affiliated income allocated from affiliated Master Portfolios	1,980	2,013
Interest	255	262
Expenses allocated from affiliated Master Portfolios	(10,571)	(10,155)
Waivers allocated from affiliated Master Portfolios	2,843	2,696

Total investment income	161,490	144,403

Expenses
Management fee	9,323	8,522
Administration fees
Class A	1,420	1,008
Class C	234	223
Class R4	87	87
Class R6	1,596	1,496
Shareholder servicing fees
Class A	1,690	1,200
Class C	279	266
Class R4	109	108
Distribution fee
Class C	641	603
Custody and accounting fees	18,004	18,086
Professional fees	32,486	32,575
Registration fees	64,302	64,047
Shareholder report expenses	22,030	20,063
Trustees’ fees and expenses	21,712	21,773
Other fees and expenses	10,100	7,782

Total expenses	184,013	177,839
Less: Fee waivers and/or expense reimbursements
Fund-level	(172,145)	(167,955)
Class A	0	(113)
Class R4	(104)	(31)
Class R6	(1,596)	(1,496)

Net expenses	10,168	8,244

Net investment income	151,322	136,159

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	119,293	121,926
Futures contracts	(10,517)	(8,386)

Net realized gains on investments	108,776	113,540

Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	131,580	86,027
Futures contracts	26,675	26,675

Net change in unrealized gains (losses) on investments	158,255	112,702

Net realized and unrealized gains (losses) on investments	267,031	226,242

Net increase in net assets resulting from operations	$418,353	$362,401

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$3,726	$4,277

The accompanying notes are an integral part of these financial statements.

72  |  Target Date Retirement Funds

Statements of operations—year ended February 29, 2020

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$77,954	$82,442	$52,034	$38,903	$26,697	$15,314	$9,005
83,939	133,377	124,744	125,037	126,407	122,940	119,299
2,424	3,675	3,334	3,259	3,215	3,047	2,899
293	485	381	399	326	307	277
(11,646)	(16,249)	(13,714)	(13,230)	(12,755)	(11,977)	(11,299)
2,973	3,717	2,800	2,584	2,479	2,316	2,181

155,937	207,447	169,579	156,952	146,369	131,947	122,362

9,521	13,013	10,861	10,285	9,697	8,874	8,213

2,148	5,401	2,962	1,264	2,591	819	509
224	285	310	226	220	232	229
87	88	87	86	86	85	85
1,533	1,757	1,672	1,812	1,506	1,593	1,505

2,557	6,430	3,526	1,505	3,084	975	607
267	340	369	270	262	276	273
109	110	109	108	107	107	106

607	822	913	616	595	638	629
18,086	18,094	18,094	18,086	18,086	18,083	18,681
32,575	32,575	32,575	32,575	35,075	32,575	32,575
63,737	64,491	58,481	58,481	69,414	68,427	58,481
20,063	23,063	20,063	20,063	25,063	20,063	20,063
21,773	21,773	21,773	21,773	21,773	21,773	21,773
7,120	10,434	8,432	8,434	12,620	7,120	7,120

180,407	198,676	180,227	175,584	200,179	181,640	170,849

(167,812)	(178,639)	(164,731)	(167,153)	(187,961)	(173,749)	(164,128)
0	0	(814)	(147)	0	(29)	(41)
(67)	(27)	(121)	(62)	(117)	(37)	(35)
(1,533)	(602)	(1,672)	0	(1,506)	(1,593)	(1,505)

10,995	19,408	12,889	8,222	10,595	6,232	5,140

144,942	188,039	156,690	148,730	135,774	125,715	117,222

138,594	189,810	150,677	147,282	124,148	124,924	114,203
(14,716)	(33,127)	(25,577)	(34,840)	(26,682)	(25,282)	(17,574)

123,878	156,683	125,100	112,442	97,466	99,642	96,629

20,866	(48,717)	(72,724)	(119,505)	(162,678)	(145,689)	(150,205)
28,783	48,829	44,297	42,194	44,238	26,580	13,943

49,649	112	(28,427)	(77,311)	(118,440)	(119,109)	(136,262)

173,527	156,795	96,673	35,131	(20,974)	(19,467)	(39,633)

$318,469	$344,834	$253,363	$183,861	$114,800	$106,248	$77,589

$5,690	$9,671	$9,758	$9,954	$10,132	$9,959	$9,657

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  73

Statements of operations—year ended February 29, 2020

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Investment income
Interest allocated from affiliated Master Portfolios	$9,055	$9,058
Dividends allocated from affiliated Master Portfolios*	119,552	119,665
Affiliated income allocated from affiliated Master Portfolios	2,905	2,875
Interest	281	255
Expenses allocated from affiliated Master Portfolios	(11,363)	(11,301)
Waivers allocated from affiliated Master Portfolios	2,192	2,184

Total investment income	122,622	122,736

Expenses
Management fee	8,279	8,218
Administration fees
Class A	448	716
Class C	220	220
Class R4	85	85
Class R6	1,528	1,478
Shareholder servicing fees
Class A	534	852
Class C	262	261
Class R4	106	107
Distribution fee
Class C	597	593
Custody and accounting fees	18,685	18,083
Professional fees	32,575	32,575
Registration fees	68,824	58,481
Shareholder report expenses	20,063	20,063
Trustees’ fees and expenses	21,773	21,773
Other fees and expenses	7,175	7,175

Total expenses	181,154	170,680
Less: Fee waivers and/or expense reimbursements
Fund-level	(174,564)	(163,628)
Class R4	(43)	(32)
Class R6	(1,528)	(1,478)

Net expenses	5,019	5,542

Net investment income	117,603	117,194

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	115,825	113,868
Futures contracts	(18,682)	(17,049)

Net realized gains on investments	97,143	96,819

Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(153,616)	(145,347)
Futures contracts	13,954	13,943

Net change in unrealized gains (losses) on investments	(139,662)	(131,404)

Net realized and unrealized gains (losses) on investments	(42,519)	(34,585)

Net increase in net assets resulting from operations	$75,084	$82,609

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$9,698	$9,706

The accompanying notes are an integral part of these financial statements.

74  |  Target Date Retirement Funds

Statements of changes in net assets

	Dynamic Target Today Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$151,322		$88,772		$100,782
Net realized gains on investments		108,776		204,973		134,802
Net change in unrealized gains (losses) on investments		158,255		(117,841)		62,695

Net increase in net assets resulting from operations		418,353		175,904		298,279

Distributions to shareholders from net investment income and net realized gains
Class A		(21,015)		(36,024)		(8,659)
Class C		(1,480)		(9,345)		(2,744)
Class R4		(2,302)		(10,587)		(3,896)
Class R6		(126,076)		(495,495)		(187,081)

Total distributions to shareholders		(150,873)		(551,451)		(202,380)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	64,419	692,848	5,826	59,358	15,000	163,052
Class C	566	5,800	0	0	0	0
Class R6	53,955	572,915	0	0	0	0

		1,271,563		59,358		163,052

Reinvestment of distributions
Class A	1,743	18,807	2,634	25,760	460	5,007
Class C	7	78	0	0	0	0
Class R6	1,162	12,544	0	0	0	0

		31,429		25,760		5,007

Payment for shares redeemed
Class A	(9,330)	(100,493)	(4,404)	(46,017)	(2,288)	(25,033)
Class C	(573)	(6,241)	0	0	0	0
Class R	N/A	N/A	N/A	N/A	(10,219)[3]	(111,799)[3]
Class R6	(6,593)	(71,668)	0	0	0	0

		(178,402)		(46,017)		(136,832)

Net increase in net assets resulting from capital share transactions		1,124,590		39,101		31,227

Total increase (decrease) in net assets		1,392,070		(336,446)		127,126

Net assets
Beginning of period		5,390,883		5,727,329		5,600,203

End of period		$6,782,953		$5,390,883		$5,727,329

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $23,461. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  75

Statements of changes in net assets

	Dynamic Target 2015 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$136,159		$82,845		$98,476
Net realized gains on investments		113,540		270,816		185,614
Net change in unrealized gains (losses) on investments		112,702		(191,326)		123,486

Net increase in net assets resulting from operations		362,401		162,335		407,576

Distributions to shareholders from net investment income and net realized gains
Class A		(9,562)		(49,785)		(17,269)
Class C		(1,643)		(12,834)		(3,262)
Class R4		(2,549)		(14,143)		(4,434)
Class R6		(124,757)		(659,519)		(212,012)

Total distributions to shareholders		(138,511)		(736,281)		(236,977)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	18,133	187,636	3,093	34,587	20,386	225,685

Reinvestment of distributions
Class A	685	7,332	3,744	36,027	1,177	13,065

Payment for shares redeemed
Class A	(13,627)	(143,495)	(9,037)	(98,206)	(14,072)	(157,011)
Class R	N/A	N/A	N/A	N/A	(10,237)[3]	(114,241)[3]

		(143,495)		(98,206)		(271,252)

Net increase (decrease) in net assets resulting from capital share transactions		51,473		(27,592)		(32,502)

Total increase (decrease) in net assets		275,363		(601,538)		138,097

Net assets
Beginning of period		5,334,099		5,935,637		5,797,540

End of period		$5,609,462		$5,334,099		$5,935,637

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $18,398. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

76  |  Target Date Retirement Funds

Statements of changes in net assets

	Dynamic Target 2020 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$144,942		$79,004		$94,850
Net realized gains on investments		123,878		318,626		207,399
Net change in unrealized gains (losses) on investments		49,649		(216,125)		178,376

Net increase in net assets resulting from operations		318,469		181,505		480,625

Distributions to shareholders from net investment income and net realized gains
Class A		(25,690)		(60,870)		(17,727)
Class C		(1,373)		(14,641)		(3,584)
Class R4		(2,277)		(15,976)		(4,812)
Class R6		(116,241)		(744,080)		(229,454)

Total distributions to shareholders		(145,581)		(835,567)		(255,577)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	107,841	1,133,041	25,542	246,644	37,638	417,972
Class R6	17,310	180,246	0	0	0	0

		1,313,287		246,644		417,972

Reinvestment of distributions
Class A	2,193	23,471	4,744	45,187	1,179	13,202
Class R6	367	3,947	0	0	0	0

		27,418		45,187		13,202

Payment for shares redeemed
Class A	(32,999)	(343,229)	(16,021)	(171,963)	(25,710)	(288,158)
Class R	N/A	N/A	N/A	N/A	(10,299)[3]	(116,280)[3]
Class R6	(13)	(142)	0	0	0	0

		(343,371)		(171,963)		(404,438)

Net increase in net assets resulting from capital share transactions		997,334		119,868		26,736

Total increase (decrease) in net assets		1,170,222		(534,194)		251,784

Net assets
Beginning of period		5,595,188		6,129,382		5,877,598

End of period		$6,765,410		$5,595,188		$6,129,382

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $14,722. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  77

Statements of changes in net assets

	Dynamic Target 2025 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$188,039		$87,236		$95,477
Net realized gains on investments		156,683		304,336		233,441
Net change in unrealized gains (losses) on investments		112		(213,852)		227,374

Net increase in net assets resulting from operations		344,834		177,720		556,292

Distributions to shareholders from net investment income and net realized gains
Class A		(47,670)		(211,810)		(30,732)
Class C		(1,476)		(17,720)		(4,346)
Class R4		(2,127)		(15,828)		(5,079)
Class R6		(134,882)		(737,362)		(241,848)

Total distributions to shareholders		(186,155)		(982,720)		(282,005)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	124,386	1,302,775	50,265	506,905	103,325	1,193,158
Class C	268	2,900	2,262	26,062	40	460
Class R6	163,537	1,735,695	0	0	0	0

		3,041,370		532,967		1,193,618

Reinvestment of distributions
Class A	4,188	45,780	20,342	196,231	2,278	25,877
Class C	28	301	332	3,183	0	0
Class R6	2,659	29,225	0	0	0	0

		75,306		199,414		25,877

Payment for shares redeemed
Class A	(44,031)	(469,581)	(11,116)	(107,757)	(20,981)	(239,625)
Class C	(1,039)	(11,500)	(1,246)	(13,796)	0	0
Class R	N/A	N/A	N/A	N/A	(10,291)[3]	(117,732)[3]
Class R6	(6,576)	(71,845)	0	0	0	0

		(552,926)		(121,553)		(357,357)

Net increase in net assets resulting from capital share transactions		2,563,750		610,828		862,138

Total increase (decrease) in net assets		2,722,429		(194,172)		1,136,425

Net assets
Beginning of period		7,001,706		7,195,878		6,059,453

End of period		$9,724,135		$7,001,706		$7,195,878

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $12,057. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

78  |  Target Date Retirement Funds

Statements of changes in net assets

	Dynamic Target 2030 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$156,690		$76,778		$90,167
Net realized gains on investments		125,100		360,992		271,306
Net change in unrealized gains (losses) on investments		(28,427)		(279,792)		288,238

Net increase in net assets resulting from operations		253,363		157,978		649,711

Distributions to shareholders from net investment income and net realized gains
Class A		(29,569)		(159,867)		(33,469)
Class C		(558)		(18,837)		(4,147)
Class R4		(2,035)		(19,212)		(5,342)
Class R6		(125,609)		(893,363)		(253,969)

Total distributions to shareholders		(157,771)		(1,091,279)		(296,927)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	144,551	1,511,865	20,826	215,923	42,081	487,575
Class C	0	0	5,158	47,355	23	253
Class R6	119,094	1,224,410	0	0	0	0

		2,736,275		263,278		487,828

Reinvestment of distributions
Class A	2,428	26,197	13,298	125,493	2,468	28,325
Class C	0	0	40	362	0	0
Class R6	2,241	24,358	0	0	0	0

		50,555		125,855		28,325

Payment for shares redeemed
Class A	(19,512)	(201,894)	(11,891)	(113,848)	(14,800)	(168,809)
Class C	(5,192)	(55,089)	(1)	(10)	(1)	(10)
Class R	N/A	N/A	N/A	N/A	(10,313)[3]	(119,216)[3]
Class R6	(55,148)	(597,605)	0	0	0	0

		(854,588)		(113,858)		(288,035)

Net increase in net assets resulting from capital share transactions		1,932,242		275,275		228,118

Total increase (decrease) in net assets		2,027,834		(658,026)		580,902

Net assets
Beginning of period		6,041,543		6,699,569		6,118,667

End of period		$8,069,377		$6,041,543		$6,699,569

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $6,806. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  79

Statements of changes in net assets

	Dynamic Target 2035 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$148,730		$68,442		$84,130
Net realized gains on investments		112,442		403,375		281,177
Net change in unrealized gains (losses) on investments		(77,311)		(326,225)		319,827

Net increase in net assets resulting from operations		183,861		145,592		685,134

Distributions to shareholders from net investment income and net realized gains
Class A		(10,587)		(92,213)		(20,258)
Class C		(1,100)		(20,401)		(4,536)
Class R4		(1,911)		(21,533)		(5,751)
Class R6		(133,706)		(1,000,400)		(272,883)

Total distributions to shareholders		(147,304)		(1,134,547)		(303,428)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	26,199	273,961	7,644	86,194	11,749	136,284
Class C	948	10,002	28	311	33	371
Class R6	199,224	2,018,216	0	0	0	0

		2,302,179		86,505		136,655

Reinvestment of distributions
Class A	831	8,898	7,619	70,937	1,274	14,733
Class C	4	47	11	101	0	0
Class R6	3,543	38,157	0	0	0	0

		47,102		71,038		14,733

Payment for shares redeemed
Class A	(6,312)	(63,239)	(1,204)	(12,540)	(4,960)	(57,989)
Class C	(561)	(6,055)	(1)	(10)	(1)	(10)
Class R	N/A	N/A	N/A	N/A	(10,332)[3]	(120,471)[3]
Class R6	(4,838)	(51,447)	0	0	0	0

		(120,741)		(12,550)		(178,470)

Net increase (decrease) in net assets resulting from capital share transactions		2,228,540		144,993		(27,082)

Total increase (decrease) in net assets		2,265,097		(843,962)		354,624

Net assets
Beginning of period		5,458,943		6,302,905		5,948,281

End of period		$7,724,040		$5,458,943		$6,302,905

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $3,822. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

80  |  Target Date Retirement Funds

Statements of changes in net assets

	Dynamic Target 2040 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$135,774		$62,655		$81,629
Net realized gains on investments		97,466		425,134		289,487
Net change in unrealized gains (losses) on investments		(118,440)		(358,045)		345,801

Net increase in net assets resulting from operations		114,800		129,744		716,917

Distributions to shareholders from net investment income and net realized gains
Class A		(30,165)		(81,122)		(23,446)
Class C		(1,101)		(21,572)		(4,589)
Class R4		(1,982)		(22,716)		(5,818)
Class R6		(101,722)		(1,054,983)		(276,025)

Total distributions to shareholders		(134,970)		(1,180,393)		(309,878)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	143,696	1,472,631	4,693	45,463	22,665	262,751
Class C	53	548	0	0	0	0
Class R6	18,839	189,983	0	0	0	0

		1,663,162		45,463		262,751

Reinvestment of distributions
Class A	2,661	28,283	6,359	58,731	1,531	17,789
Class R6	299	3,204	0	0	0	0

		31,487		58,731		17,789

Payment for shares redeemed
Class A	(3,647)	(37,457)	(4,887)	(56,564)	(11,843)	(133,335)
Class R	N/A	N/A	N/A	N/A	(10,331)[3]	(121,078)[3]
Class R6	(3,916)	(40,282)	0	0	0	0

		(77,739)		(56,564)		(254,413)

Net increase in net assets resulting from capital share transactions		1,616,910		47,630		26,127

Total increase (decrease) in net assets		1,596,740		(1,003,019)		433,166

Net assets
Beginning of period		5,363,364		6,366,383		5,933,217

End of period		$6,960,104		$5,363,364		$6,366,383

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,231. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  81

Statements of changes in net assets

	Dynamic Target 2045 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$125,715		$60,220		$79,429
Net realized gains on investments		99,642		388,694		303,822
Net change in unrealized gains (losses) on investments		(119,109)		(344,323)		339,121

Net increase in net assets resulting from operations		106,248		104,591		722,372

Distributions to shareholders from net investment income and net realized gains
Class A		(7,258)		(61,549)		(12,713)
Class C		(1,297)		(22,266)		(4,745)
Class R4		(2,030)		(23,244)		(5,966)
Class R6		(115,733)		(1,078,242)		(282,869)

Total distributions to shareholders		(126,318)		(1,185,301)		(306,293)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	14,979	152,471	4,514	47,669	7,143	83,118
Class C	792	7,984	198	1,981	107	1,260
Class R6	74,309	741,092	0	0	0	0

		901,547		49,650		84,378

Reinvestment of distributions
Class A	515	5,458	4,186	38,472	602	7,025
Class C	10	108	16	145	0	0
Class R6	1,399	14,937	0	0	0	0

		20,503		38,617		7,025

Payment for shares redeemed
Class A	(6,739)	(67,305)	(2,637)	(30,241)	(87)	(1,040)
Class C	(4)	(40)	(1)	(10)	(107)	(1,258)
Class R	N/A	N/A	N/A	N/A	(10,352)[3]	(121,641)[3]
Class R6	(1,775)	(18,548)	0	0	0	0

		(85,893)		(30,251)		(123,939)

Net increase (decrease) in net assets resulting from capital share transactions		836,157		58,016		(32,536)

Total increase (decrease) in net assets		816,087		(1,022,694)		383,543

Net assets
Beginning of period		5,227,777		6,250,471		5,866,928

End of period		$6,043,864		$5,227,777		$6,250,471

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $589. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

82  |  Target Date Retirement Funds

Statements of changes in net assets

	Dynamic Target 2050 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$117,222		$59,299		$78,691
Net realized gains on investments		96,629		365,335		300,614
Net change in unrealized gains (losses) on investments		(136,262)		(334,760)		334,798

Net increase in net assets resulting from operations		77,589		89,874		714,103

Distributions to shareholders from net investment income and net realized gains
Class A		(4,640)		(40,596)		(8,611)
Class C		(1,391)		(22,330)		(4,797)
Class R4		(2,164)		(23,283)		(6,031)
Class R6		(111,777)		(1,081,115)		(285,870)

Total distributions to shareholders		(119,972)		(1,167,324)		(305,309)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	6,271	62,921	1,021	11,491	10,646	126,421
Class C	650	6,474	222	2,200	0	0
Class R6	23,548	234,939	0	0	0	0

		304,334		13,691		126,421

Reinvestment of distributions
Class A	257	2,728	1,930	17,714	241	2,807
Class C	8	86	16	147	0	0
Class R6	460	4,893	0	0	0	0

		7,707		17,861		2,807

Payment for shares redeemed
Class A	(555)	(5,520)	(4,313)	(51,547)	(1,328)	(15,284)
Class C	(176)	(1,772)	(2)	(20)	0	0
Class R	N/A	N/A	N/A	N/A	(10,355)[3]	(121,770)[3]
Class R6	(110)	(1,112)	0	0	0	0

		(8,404)		(51,567)		(137,054)

Net increase (decrease) in net assets resulting from capital share transactions		303,637		(20,015)		(7,826)

Total increase (decrease) in net assets		261,254		(1,097,465)		400,968

Net assets
Beginning of period		5,083,366		6,180,831		5,779,863

End of period		$5,344,620		$5,083,366		$6,180,831

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $583. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  83

Statements of changes in net assets

	Dynamic Target 2055 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$117,603		$58,065		$78,193
Net realized gains on investments		97,143		361,406		301,891
Net change in unrealized gains (losses) on investments		(139,662)		(332,495)		331,888

Net increase in net assets resulting from operations		75,084		86,976		711,972

Distributions to shareholders from net investment income and net realized gains
Class A		(4,235)		(35,463)		(7,154)
Class C		(1,208)		(22,192)		(4,817)
Class R4		(2,066)		(23,284)		(6,052)
Class R6		(110,175)		(1,082,903)		(286,844)

Total distributions to shareholders		(117,684)		(1,163,842)		(304,867)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	8,776	87,647	2,394	26,457	2,190	25,733
Class C	114	1,104	0	0	0	0
Class R6	39,081	388,425	0	0	0	0

		477,176		26,457		25,733

Reinvestment of distributions
Class A	225	2,380	1,365	12,548	121	1,413
Class C	1	13	0	0	0	0
Class R6	732	7,780	0	0	0	0

		10,173		12,548		1,413

Payment for shares redeemed
Class A	(802)	(8,231)	(1,685)	(15,080)	(1)	(10)
Class C	(1)	(10)	0	0	0	0
Class R	N/A	N/A	N/A	N/A	(10,358)[3]	(121,701)[3]
Class R6	(644)	(6,738)	0	0	0	0

		(14,979)		(15,080)		(121,711)

Net increase (decrease) in net assets resulting from capital share transactions		472,370		23,925		(94,565)

Total increase (decrease) in net assets		429,770		(1,052,941)		312,540

Net assets
Beginning of period		5,040,328		6,093,269		5,780,729

End of period		$5,470,098		$5,040,328		$6,093,269

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $573. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

84  |  Target Date Retirement Funds

Statements of changes in net assets

	Dynamic Target 2060 Fund
	Year ended February 29, 2020		Year ended February 28, 2019[1]		Year ended May 31, 2018[2]

Operations
Net investment income		$117,194		$59,658		$79,482
Net realized gains on investments		96,819		368,119		296,222
Net change in unrealized gains (losses) on investments		(131,404)		(335,354)		344,108

Net increase in net assets resulting from operations		82,609		92,423		719,812

Distributions to shareholders from net investment income and net realized gains
Class A		(8,688)		(56,802)		(12,696)
Class C		(1,309)		(21,948)		(4,746)
Class R4		(2,188)		(23,022)		(5,982)
Class R6		(108,103)		(1,069,143)		(283,632)

Total distributions to shareholders		(120,288)		(1,170,915)		(307,056)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	16,240	169,838	7,237	85,061	15,177	179,059
Class C	0	0	0	0	5	51
Class R6	876	9,231	0	0	0	0

		179,069		85,061		179,110

Reinvestment of distributions
Class A	628	6,654	3,703	34,050	585	6,830
Class C	0	0	1	8	0	0
Class R6	10	102	0	0	0	0

		6,756		34,058		6,830

Payment for shares redeemed
Class A	(10,916)	(115,961)	(3,315)	(40,040)	(5,149)	(60,843)
Class C	(1)	(10)	(1)	(10)	0	0
Class R	N/A	N/A	N/A	N/A	(10,369)[3]	(121,936)[3]

		(115,971)		(40,050)		(182,779)

Net increase in net assets resulting from capital share transactions		69,854		79,069		3,161

Total increase (decrease) in net assets		32,175		(999,423)		415,917

Net assets
Beginning of period		5,197,693		6,197,116		5,781,199

End of period		$5,229,868		$5,197,693		$6,197,116

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $507. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  85

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target Today Fund

Class A
Year ended February 29, 2020	$10.11	0.21	[3]	0.50	(0.22)	0.00	$10.60
Year ended February 28, 2019[5]	$10.82	0.13		0.16	(0.15)	(0.85)	$10.11
Year ended May 31, 2018	$10.65	0.15		0.38	(0.19)	(0.17)	$10.82
Year ended May 31, 2017	$10.06	0.12	[3]	0.65	(0.09)	(0.09)	$10.65
Year ended May 31, 2016[7]	$10.00	0.06		0.03	(0.03)	0.00	$10.06

Class C
Year ended February 29, 2020	$10.08	0.14		0.48	(0.14)	0.00	$10.56
Year ended February 28, 2019[5]	$10.76	0.08		0.15	(0.06)	(0.85)	$10.08
Year ended May 31, 2018	$10.58	0.07		0.38	(0.10)	(0.17)	$10.76
Year ended May 31, 2017	$10.03	0.05		0.64	(0.05)	(0.09)	$10.58
Year ended May 31, 2016[7]	$10.00	0.03		0.03	(0.03)	0.00	$10.03

Class R4
Year ended February 29, 2020	$10.10	0.25		0.49	(0.22)	0.00	$10.62
Year ended February 28, 2019[5]	$10.81	0.16		0.16	(0.18)	(0.85)	$10.10
Year ended May 31, 2018	$10.63	0.18		0.38	(0.21)	(0.17)	$10.81
Year ended May 31, 2017	$10.07	0.16		0.64	(0.15)	(0.09)	$10.63
Year ended May 31, 2016[7]	$10.00	0.08		0.03	(0.04)	0.00	$10.07

Class R6
Year ended February 29, 2020	$10.10	0.27	[3]	0.49	(0.24)	0.00	$10.62
Year ended February 28, 2019[5]	$10.82	0.17		0.15	(0.19)	(0.85)	$10.10
Year ended May 31, 2018	$10.64	0.20		0.38	(0.23)	(0.17)	$10.82
Year ended May 31, 2017	$10.08	0.17		0.65	(0.17)	(0.09)	$10.64
Year ended May 31, 2016[7]	$10.00	0.09		0.03	(0.04)	0.00	$10.08

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Calculated based upon average shares outstanding

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[5]
Class A	0.12%	0.12%
Class C	0.11	0.11
Class R4	0.11	0.11
Class R6	0.12	0.12

[5]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.10%	0.11%
Class C	0.10	0.10	0.10
Class R4	0.10	0.10	0.11
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

86  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.95%[4]	3.37%[4]	0.66%[4]	6.95%	39%	$1,022
1.75%[4]	4.39%[4]	0.59%[4]	3.16%	48%	$400
1.37%	4.39%[6]	0.48%[6]	4.96%	94%	$384
1.16%	4.67%[6]	0.53%[6]	7.97%	97%	$238
1.31%	5.22%[6]	0.53%[6]	0.95%	66%	$101

1.33%[4]	4.02%[4]	1.41%[4]	6.11%	39%	$107
0.99%[4]	5.14%[4]	1.34%[4]	2.60%	48%	$102
0.65%	5.14%[6]	1.24%[6]	4.25%	94%	$109
0.45%	5.45%[6]	1.28%[6]	7.12%	97%	$108
0.56%	5.97%[6]	1.28%[6]	0.58%	66%	$101

2.38%[4]	3.17%[4]	0.36%[4]	7.33%	39%	$109
2.02%[4]	4.11%[4]	0.31%[4]	3.42%	48%	$104
1.67%	4.11%[6]	0.22%[6]	5.27%	94%	$111
1.51%	4.42%[6]	0.22%[6]	8.21%	97%	$109
1.62%	4.94%[6]	0.22%[6]	1.08%	66%	$101

2.51%[4]	3.02%[4]	0.21%[4]	7.48%	39%	$5,545
2.17%[4]	3.97%[4]	0.16%[4]	3.49%	48%	$4,785
1.82%	3.96%[6]	0.07%[6]	5.42%	94%	$5,123
1.67%	4.27%[6]	0.06%[6]	8.48%	97%	$5,037
1.77%	4.79%[6]	0.07%[6]	1.19%	66%	$4,654

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  87

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2015 Fund

Class A
Year ended February 29, 2020	$9.99	0.22		0.41	(0.22)	0.00	$10.40
Year ended February 28, 2019[4]	$11.06	0.12		0.15	(0.13)	(1.21)	$9.99
Year ended May 31, 2018	$10.76	0.15	[5]	0.56	(0.19)	(0.22)	$11.06
Year ended May 31, 2017	$9.99	0.11		0.86	(0.09)	(0.11)	$10.76
Year ended May 31, 2016[7]	$10.00	0.07		(0.04)	(0.04)	0.00	$9.99

Class C
Year ended February 29, 2020	$9.96	0.13		0.42	(0.16)	0.00	$10.35
Year ended February 28, 2019[4]	$11.01	0.06		0.15	(0.05)	(1.21)	$9.96
Year ended May 31, 2018	$10.71	0.06		0.56	(0.10)	(0.22)	$11.01
Year ended May 31, 2017	$9.97	0.04		0.85	(0.04)	(0.11)	$10.71
Year ended May 31, 2016[7]	$10.00	0.03		(0.02)	(0.04)	0.00	$9.97

Class R4
Year ended February 29, 2020	$9.99	0.24		0.42	(0.25)	0.00	$10.40
Year ended February 28, 2019[4]	$11.07	0.15		0.14	(0.16)	(1.21)	$9.99
Year ended May 31, 2018	$10.75	0.17		0.58	(0.21)	(0.22)	$11.07
Year ended May 31, 2017	$10.01	0.15		0.84	(0.14)	(0.11)	$10.75
Year ended May 31, 2016[7]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

Class R6
Year ended February 29, 2020	$9.99	0.26		0.42	(0.26)	0.00	$10.41
Year ended February 28, 2019[4]	$11.07	0.16		0.15	(0.18)	(1.21)	$9.99
Year ended May 31, 2018	$10.76	0.19		0.57	(0.23)	(0.22)	$11.07
Year ended May 31, 2017	$10.01	0.16		0.86	(0.16)	(0.11)	$10.76
Year ended May 31, 2016[7]	$10.00	0.09		(0.03)	(0.05)	0.00	$10.01

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.13%	0.12%
Class C	0.12	0.11
Class R4	0.12	0.11
Class R6	0.13	0.12

[4]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[5]	Calculated based upon average shares outstanding

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.11%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

88  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

2.00%[3]	3.63%[3]	0.65%[3]	6.22%	38%	$460
1.50%[3]	4.23%[3]	0.61%[3]	3.09%	45%	$390
1.33%	4.14%[6]	0.51%[6]	6.62%	82%	$456
1.14%	4.42%[6]	0.51%[6]	9.95%	81%	$363
1.16%	5.21%[6]	0.45%[6]	0.34%	38%	$199

1.26%[3]	4.19%[3]	1.42%[3]	5.49%	38%	$105
0.76%[3]	4.97%[3]	1.36%[3]	2.46%	45%	$101
0.52%	4.89%[6]	1.27%[6]	5.80%	82%	$112
0.40%	5.18%[6]	1.27%[6]	9.18%	81%	$109
0.56%	5.96%[6]	1.28%[6]	0.07%	38%	$100

2.31%[3]	3.34%[3]	0.36%[3]	6.51%	38%	$107
1.77%[3]	3.94%[3]	0.31%[3]	3.30%	45%	$103
1.56%	3.86%[6]	0.23%[6]	7.01%	82%	$114
1.45%	4.15%[6]	0.22%[6]	10.28%	81%	$111
1.61%	4.93%[6]	0.22%[6]	0.57%	38%	$101

2.46%[3]	3.20%[3]	0.21%[3]	6.77%	38%	$4,937
1.91%[3]	3.80%[3]	0.16%[3]	3.47%	45%	$4,740
1.72%	3.71%[6]	0.07%[6]	7.06%	82%	$5,253
1.60%	4.00%[6]	0.06%[6]	10.44%	81%	$5,105
1.77%	4.78%[6]	0.06%[6]	0.58%	38%	$4,629

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  89

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2020 Fund

Class A
Year ended February 29, 2020	$9.95	0.19	[3]	0.35	(0.21)	0.00	$10.28
Year ended February 28, 2019[5]	$11.18	0.11		0.18	(0.12)	(1.40)	$9.95
Year ended May 31, 2018	$10.78	0.14		0.70	(0.19)	(0.25)	$11.18
Year ended May 31, 2017	$9.99	0.11	[3]	0.97	(0.12)	(0.17)	$10.78
Year ended May 31, 2016[7]	$10.00	0.06		(0.03)	(0.04)	0.00	$9.99

Class C
Year ended February 29, 2020	$9.95	0.13		0.33	(0.13)	0.00	$10.28
Year ended February 28, 2019[5]	$11.15	0.06		0.17	(0.03)	(1.40)	$9.95
Year ended May 31, 2018	$10.76	0.05		0.69	(0.10)	(0.25)	$11.15
Year ended May 31, 2017	$9.96	0.03		0.98	(0.04)	(0.17)	$10.76
Year ended May 31, 2016[7]	$10.00	0.03		(0.03)	(0.04)	0.00	$9.96

Class R4
Year ended February 29, 2020	$9.99	0.24		0.33	(0.22)	0.00	$10.34
Year ended February 28, 2019[5]	$11.22	0.14		0.17	(0.14)	(1.40)	$9.99
Year ended May 31, 2018	$10.82	0.17		0.69	(0.21)	(0.25)	$11.22
Year ended May 31, 2017	$10.01	0.14		0.97	(0.13)	(0.17)	$10.82
Year ended May 31, 2016[7]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

Class R6
Year ended February 29, 2020	$9.99	0.25		0.34	(0.24)	0.00	$10.34
Year ended February 28, 2019[5]	$11.23	0.15		0.17	(0.16)	(1.40)	$9.99
Year ended May 31, 2018	$10.82	0.18		0.71	(0.23)	(0.25)	$11.23
Year ended May 31, 2017	$10.01	0.16		0.97	(0.15)	(0.17)	$10.82
Year ended May 31, 2016[7]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Calculated based upon average shares outstanding

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.14%	0.12%
Class C	0.12	0.11
Class R4	0.12	0.11
Class R6	0.14	0.13

[5]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

90  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.81%[4]	3.27%[4]	0.67%[4]	5.31%	38%	$1,435
1.38%[4]	4.04%[4]	0.61%[4]	3.33%	42%	$623
1.15%	3.96%[6]	0.52%[6]	7.80%	72%	$540
1.09%	4.32%[6]	0.51%[6]	11.18%	69%	$380
1.33%	5.21%[6]	0.54%[6]	0.35%	38%	$119

1.21%[4]	3.88%[4]	1.42%[4]	4.61%	38%	$105
0.66%[4]	4.79%[4]	1.37%[4]	2.72%	42%	$102
0.43%	4.71%[6]	1.28%[6]	6.89%	72%	$114
0.33%	5.09%[6]	1.28%[6]	10.39%	69%	$110
0.53%	5.97%[6]	1.29%[6]	0.01%	38%	$100

2.26%[4]	3.03%[4]	0.36%[4]	5.62%	38%	$107
1.71%[4]	3.77%[4]	0.32%[4]	3.59%	42%	$103
1.47%	3.68%[6]	0.24%[6]	8.03%	72%	$116
1.39%	4.06%[6]	0.23%[6]	11.60%	69%	$112
1.59%	4.94%[6]	0.23%[6]	0.61%	38%	$101

2.40%[4]	2.90%[4]	0.21%[4]	5.77%	38%	$5,118
1.86%[4]	3.63%[4]	0.17%[4]	3.65%	42%	$4,767
1.63%	3.53%[6]	0.08%[6]	8.28%	72%	$5,359
1.54%	3.91%[6]	0.07%[6]	11.64%	69%	$5,165
1.74%	4.79%[6]	0.07%[6]	0.62%	38%	$4,631

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  91

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2025 Fund

Class A
Year ended February 29, 2020	$10.10	0.19		0.25	(0.18)	0.00	$10.36
Year ended February 28, 2019[4]	$11.38	0.10		0.12	(0.10)	(1.40)	$10.10
Year ended May 31, 2018	$10.87	0.11	[5]	0.87	(0.19)	(0.28)	$11.38
Year ended May 31, 2017	$9.94	0.09		1.13	(0.12)	(0.17)	$10.87
Year ended May 31, 2016[7]	$10.00	0.07		(0.08)	(0.05)	0.00	$9.94

Class C
Year ended February 29, 2020	$10.10	0.12		0.24	(0.11)	0.00	$10.35
Year ended February 28, 2019[4]	$11.35	0.05		0.12	(0.02)	(1.40)	$10.10
Year ended May 31, 2018	$10.84	0.04		0.85	(0.10)	(0.28)	$11.35
Year ended May 31, 2017	$9.91	0.03		1.10	(0.03)	(0.17)	$10.84
Year ended May 31, 2016[7]	$10.00	0.02		(0.06)	(0.05)	0.00	$9.91

Class R4
Year ended February 29, 2020	$10.14	0.24		0.25	(0.21)	0.00	$10.42
Year ended February 28, 2019[4]	$11.42	0.14		0.11	(0.13)	(1.40)	$10.14
Year ended May 31, 2018	$10.90	0.16		0.85	(0.21)	(0.28)	$11.42
Year ended May 31, 2017	$9.96	0.14		1.10	(0.13)	(0.17)	$10.90
Year ended May 31, 2016[7]	$10.00	0.08		(0.07)	(0.05)	0.00	$9.96

Class R6
Year ended February 29, 2020	$10.15	0.25	[5]	0.25	(0.22)	0.00	$10.43
Year ended February 28, 2019[4]	$11.43	0.15		0.11	(0.14)	(1.40)	$10.15
Year ended May 31, 2018	$10.91	0.18		0.85	(0.23)	(0.28)	$11.43
Year ended May 31, 2017	$9.96	0.15		1.11	(0.14)	(0.17)	$10.91
Year ended May 31, 2016[7]	$10.00	0.08		(0.06)	(0.06)	0.00	$9.96

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.14%	0.13%
Class C	0.13	0.12
Class R4	0.12	0.12
Class R6	0.15	0.13

[4]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[5]	Calculated based upon average shares outstanding

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.11
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

92  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.88%[3]	2.72%[3]	0.66%[3]	4.29%	37%	$2,856
1.31%[3]	3.81%[3]	0.60%[3]	2.76%	41%	$1,929
1.00%	4.06%[6]	0.52%[6]	9.07%	62%	$1,497
1.07%	4.75%[6]	0.49%[6]	12.62%	58%	$510
1.09%	5.25%[6]	0.46%[6]	(0.07)%	38%	$188

1.17%[3]	3.34%[3]	1.42%[3]	3.55%	37%	$125
0.56%[3]	4.56%[3]	1.36%[3]	2.17%	41%	$130
0.36%	4.88%[6]	1.28%[6]	8.24%	62%	$130
0.29%	5.55%[6]	1.29%[6]	11.77%	58%	$124
0.52%	6.00%[6]	1.30%[6]	(0.44)%	38%	$100

2.22%[3]	2.45%[3]	0.36%[3]	4.68%	37%	$108
1.62%[3]	3.53%[3]	0.31%[3]	2.96%	41%	$105
1.41%	3.85%[6]	0.24%[6]	9.33%	62%	$118
1.35%	4.52%[6]	0.23%[6]	12.84%	58%	$113
1.58%	4.97%[6]	0.23%[6]	0.16%	38%	$100

2.31%[3]	2.29%[3]	0.22%[3]	4.83%	37%	$6,635
1.77%[3]	3.39%[3]	0.16%[3]	3.13%	41%	$4,838
1.56%	3.70%[6]	0.09%[6]	9.48%	62%	$5,451
1.50%	4.37%[6]	0.08%[6]	13.10%	58%	$5,201
1.73%	4.82%[6]	0.08%[6]	0.17%	38%	$4,609

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  93

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2030 Fund

Class A
Year ended February 29, 2020	$9.94	0.18		0.17	(0.18)	0.00	$10.11
Year ended February 28, 2019[4]	$11.54	0.11		0.12	(0.09)	(1.74)	$9.94
Year ended May 31, 2018	$10.92	0.13		0.98	(0.19)	(0.30)	$11.54
Year ended May 31, 2017	$9.91	0.09		1.22	(0.11)	(0.19)	$10.92
Year ended May 31, 2016[7]	$10.00	0.06		(0.10)	(0.05)	0.00	$9.91

Class C
Year ended February 29, 2020	$9.88	0.12	[6]	0.15	(0.05)	0.00	$10.10
Year ended February 28, 2019[4]	$11.52	0.05		0.11	(0.06)	(1.74)	$9.88
Year ended May 31, 2018	$10.90	0.03		0.99	(0.10)	(0.30)	$11.52
Year ended May 31, 2017	$9.88	0.02		1.21	(0.02)	(0.19)	$10.90
Year ended May 31, 2016[7]	$10.00	0.02		(0.09)	(0.05)	0.00	$9.88

Class R4
Year ended February 29, 2020	$9.99	0.23		0.16	(0.20)	0.00	$10.18
Year ended February 28, 2019[4]	$11.59	0.13		0.12	(0.11)	(1.74)	$9.99
Year ended May 31, 2018	$10.96	0.15		0.99	(0.21)	(0.30)	$11.59
Year ended May 31, 2017	$9.93	0.13		1.21	(0.12)	(0.19)	$10.96
Year ended May 31, 2016[7]	$10.00	0.07		(0.08)	(0.06)	0.00	$9.93

Class R6
Year ended February 29, 2020	$9.99	0.24	[6]	0.17	(0.21)	0.00	$10.19
Year ended February 28, 2019[4]	$11.60	0.14		0.12	(0.13)	(1.74)	$9.99
Year ended May 31, 2018	$10.96	0.17		1.00	(0.23)	(0.30)	$11.60
Year ended May 31, 2017	$9.93	0.14		1.22	(0.14)	(0.19)	$10.96
Year ended May 31, 2016[7]	$10.00	0.08		(0.09)	(0.06)	0.00	$9.93

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.15%	0.13%
Class C	0.14	0.12
Class R4	0.13	0.12
Class R6	0.15	0.13

[4]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	Calculated based upon average shares outstanding

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

94  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.77%[3]	2.94%[3]	0.66%[3]	3.40%	36%	$2,317
1.23%[3]	4.08%[3]	0.60%[3]	2.99%	37%	$1,010
1.08%	4.20%[5]	0.53%[5]	10.30%	53%	$917
1.04%	4.76%[5]	0.48%[5]	13.72%	46%	$543
1.19%	5.29%[5]	0.45%[5]	(0.34)%	22%	$173

1.17%[3]	3.62%[3]	1.42%[3]	2.74%	36%	$104
0.49%[3]	4.81%[3]	1.35%[3]	2.32%	37%	$153
0.27%	4.95%[5]	1.29%[5]	9.43%	53%	$119
0.24%	5.59%[5]	1.29%[5]	12.86%	46%	$112
0.49%	6.03%[5]	1.30%[5]	(0.70)%	22%	$99

2.17%[3]	2.70%[3]	0.36%[3]	3.74%	36%	$106
1.51%[3]	3.80%[3]	0.31%[3]	3.19%	37%	$104
1.32%	3.92%[5]	0.25%[5]	10.53%	53%	$120
1.29%	4.56%[5]	0.24%[5]	13.99%	46%	$114
1.55%	5.00%[5]	0.24%[5]	(0.10)%	22%	$100

2.29%[3]	2.54%[3]	0.22%[3]	3.99%	36%	$5,543
1.66%[3]	3.66%[3]	0.16%[3]	3.26%	37%	$4,775
1.47%	3.77%[5]	0.09%[5]	10.77%	53%	$5,544
1.44%	4.41%[5]	0.08%[5]	14.15%	46%	$5,238
1.70%	4.85%[5]	0.09%[5]	(0.09)%	22%	$4,597

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  95

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2035 Fund

Class A
Year ended February 29, 2020	$9.84	0.18		0.09	(0.16)	0.00	$9.95
Year ended February 28, 2019[4]	$11.66	0.09		0.14	(0.08)	(1.97)	$9.84
Year ended May 31, 2018	$10.97	0.11		1.11	(0.19)	(0.34)	$11.66
Year ended May 31, 2017	$9.88	0.09		1.32	(0.11)	(0.21)	$10.97
Year ended May 31, 2016[7]	$10.00	0.06		(0.12)	(0.06)	0.00	$9.88

Class C
Year ended February 29, 2020	$9.83	0.11		0.09	(0.10)	0.00	$9.93
Year ended February 28, 2019[4]	$11.63	0.03		0.14	0.00	(1.97)	$9.83
Year ended May 31, 2018	$10.95	0.02		1.10	(0.10)	(0.34)	$11.63
Year ended May 31, 2017	$9.84	0.02		1.32	(0.02)	(0.21)	$10.95
Year ended May 31, 2016[7]	$10.00	0.02		(0.13)	(0.05)	0.00	$9.84

Class R4
Year ended February 29, 2020	$9.89	0.22		0.09	(0.18)	0.00	$10.02
Year ended February 28, 2019[4]	$11.71	0.12		0.13	(0.10)	(1.97)	$9.89
Year ended May 31, 2018	$11.00	0.15		1.11	(0.21)	(0.34)	$11.71
Year ended May 31, 2017	$9.89	0.13		1.31	(0.12)	(0.21)	$11.00
Year ended May 31, 2016[7]	$10.00	0.07		(0.12)	(0.06)	0.00	$9.89

Class R6
Year ended February 29, 2020	$9.89	0.23	[6]	0.10	(0.20)	0.00	$10.02
Year ended February 28, 2019[4]	$11.72	0.13		0.13	(0.12)	(1.97)	$9.89
Year ended May 31, 2018	$11.01	0.16		1.12	(0.23)	(0.34)	$11.72
Year ended May 31, 2017	$9.89	0.14		1.33	(0.14)	(0.21)	$11.01
Year ended May 31, 2016[7]	$10.00	0.08		(0.13)	(0.06)	0.00	$9.89

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.15%	0.13%
Class C	0.14	0.13
Class R4	0.14	0.13
Class R6	0.16	0.13

[4]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	Calculated based upon average shares outstanding

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

96  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.81%[3]	3.12%[3]	0.66%[3]	2.65%	36%	$733
1.16%[3]	4.34%[3]	0.60%[3]	3.13%	34%	$521
0.99%	4.32%[5]	0.53%[5]	11.24%	44%	$453
1.05%	4.86%[5]	0.49%[5]	14.74%	39%	$338
1.24%	5.32%[5]	0.55%[5]	(0.62)%	19%	$119

1.09%[3]	3.71%[3]	1.42%[3]	1.99%	36%	$107
0.37%[3]	5.08%[3]	1.36%[3]	2.55%	34%	$102
0.21%	5.07%[5]	1.29%[5]	10.30%	44%	$120
0.21%	5.67%[5]	1.29%[5]	14.02%	39%	$113
0.48%	6.06%[5]	1.30%[5]	(1.08)%	19%	$99

2.15%[3]	2.86%[3]	0.36%[3]	3.05%	36%	$104
1.42%[3]	4.06%[3]	0.31%[3]	3.34%	34%	$103
1.26%	4.04%[5]	0.25%[5]	11.59%	44%	$122
1.26%	4.64%[5]	0.24%[5]	15.05%	39%	$114
1.54%	5.03%[5]	0.24%[5]	(0.48)%	19%	$99

2.22%[3]	2.66%[3]	0.22%[3]	3.19%	36%	$6,780
1.57%[3]	3.91%[3]	0.16%[3]	3.41%	34%	$4,734
1.41%	3.89%[5]	0.09%[5]	11.73%	44%	$5,608
1.41%	4.49%[5]	0.08%[5]	15.31%	39%	$5,270
1.69%	4.88%[5]	0.08%[5]	(0.46)%	19%	$4,580

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  97

Financial highlights

	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2040 Fund

Class A
Year ended February 29, 2020	$9.77	0.16	0.08	(0.18)	0.00	$9.83
Year ended February 28, 2019[4]	$11.74	0.08	0.11	(0.06)	(2.10)	$9.77
Year ended May 31, 2018	$11.00	0.09	1.20	(0.20)	(0.35)	$11.74
Year ended May 31, 2017	$9.85	0.09	1.37	(0.11)	(0.20)	$11.00
Year ended May 31, 2016[6]	$10.00	0.06	(0.15)	(0.06)	0.00	$9.85

Class C
Year ended February 29, 2020	$9.76	0.11	0.05	(0.11)	0.00	$9.81
Year ended February 28, 2019[4]	$11.72	0.02	0.12	0.00	(2.10)	$9.76
Year ended May 31, 2018	$10.98	0.02	1.17	(0.10)	(0.35)	$11.72
Year ended May 31, 2017	$9.82	0.02	1.36	(0.02)	(0.20)	$10.98
Year ended May 31, 2016[6]	$10.00	0.02	(0.15)	(0.05)	0.00	$9.82

Class R4
Year ended February 29, 2020	$9.83	0.22	0.05	(0.19)	0.00	$9.91
Year ended February 28, 2019[4]	$11.80	0.11	0.11	(0.09)	(2.10)	$9.83
Year ended May 31, 2018	$11.04	0.14	1.18	(0.21)	(0.35)	$11.80
Year ended May 31, 2017	$9.86	0.13	1.37	(0.12)	(0.20)	$11.04
Year ended May 31, 2016[6]	$10.00	0.07	(0.15)	(0.06)	0.00	$9.86

Class R6
Year ended February 29, 2020	$9.84	0.23	0.06	(0.21)	0.00	$9.92
Year ended February 28, 2019[4]	$11.81	0.12	0.12	(0.11)	(2.10)	$9.84
Year ended May 31, 2018	$11.04	0.16	1.19	(0.23)	(0.35)	$11.81
Year ended May 31, 2017	$9.87	0.14	1.36	(0.13)	(0.20)	$11.04
Year ended May 31, 2016[6]	$10.00	0.08	(0.14)	(0.07)	0.00	$9.87

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.16%	0.13%
Class C	0.14	0.13
Class R4	0.14	0.13
Class R6	0.16	0.13

[4]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

98  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.62%[3]	3.57%[3]	0.67%[3]	2.33%	36%	$1,858
0.99%[3]	4.11%[3]	0.63%[3]	2.80%	32%	$454
1.02%	3.93%[5]	0.54%[5]	11.79%	40%	$472
1.01%	4.46%[5]	0.51%[5]	15.34%	33%	$307
1.22%	5.33%[5]	0.53%[5]	(0.90)%	15%	$157

1.05%[3]	4.35%[3]	1.42%[3]	1.53%	36%	$101
0.25%[3]	4.85%[3]	1.38%[3]	2.30%	32%	$100
0.16%	4.70%[5]	1.29%[5]	10.88%	40%	$120
0.18%	5.25%[5]	1.30%[5]	14.52%	33%	$113
0.47%	6.07%[5]	1.30%[5]	(1.25)%	15%	$99

2.10%[3]	3.31%[3]	0.36%[3]	2.61%	36%	$103
1.29%[3]	3.82%[3]	0.34%[3]	3.06%	32%	$102
1.21%	3.67%[5]	0.25%[5]	12.07%	40%	$123
1.24%	4.22%[5]	0.24%[5]	15.78%	33%	$115
1.53%	5.04%[5]	0.24%[5]	(0.76)%	15%	$99

2.24%[3]	3.15%[3]	0.21%[3]	2.75%	36%	$4,897
1.44%[3]	3.67%[3]	0.19%[3]	3.24%	32%	$4,707
1.36%	3.52%[5]	0.10%[5]	12.31%	40%	$5,651
1.39%	4.07%[5]	0.09%[5]	15.82%	33%	$5,285
1.69%	4.90%[5]	0.09%[5]	(0.64)%	15%	$4,571

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  99

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2045 Fund

Class A
Year ended February 29, 2020	$9.73	0.16		0.00 [3]	(0.17)	0.00	$9.72
Year ended February 28, 2019[5]	$11.79	0.08		0.08	(0.07)	(2.15)	$9.73
Year ended May 31, 2018	$11.02	0.12		1.20	(0.19)	(0.36)	$11.79
Year ended May 31, 2017	$9.86	0.08		1.41	(0.10)	(0.23)	$11.02
Year ended May 31, 2016[7]	$10.00	0.06		(0.14)	(0.06)	0.00	$9.86

Class C
Year ended February 29, 2020	$9.71	0.10		(0.01)	(0.12)	0.00	$9.68
Year ended February 28, 2019[5]	$11.75	0.02		0.09	0.00	(2.15)	$9.71
Year ended May 31, 2018	$10.99	0.02		1.20	(0.10)	(0.36)	$11.75
Year ended May 31, 2017	$9.83	0.02		1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[7]	$10.00	0.02		(0.14)	(0.05)	0.00	$9.83

Class R4
Year ended February 29, 2020	$9.78	0.21		(0.01)	(0.20)	0.00	$9.78
Year ended February 28, 2019[5]	$11.83	0.11		0.08	(0.09)	(2.15)	$9.78
Year ended May 31, 2018	$11.05	0.14		1.22	(0.22)	(0.36)	$11.83
Year ended May 31, 2017	$9.88	0.13		1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[7]	$10.00	0.07		(0.13)	(0.06)	0.00	$9.88

Class R6
Year ended February 29, 2020	$9.79	0.22	[8]	(0.01)	(0.21)	0.00	$9.79
Year ended February 28, 2019[5]	$11.84	0.12		0.08	(0.10)	(2.15)	$9.79
Year ended May 31, 2018	$11.06	0.16		1.21	(0.23)	(0.36)	$11.84
Year ended May 31, 2017	$9.88	0.14		1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[7]	$10.00	0.08		(0.13)	(0.07)	0.00	$9.88

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Amount is less than $0.005.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[5]
Class A	0.16%	0.14%
Class C	0.15	0.13
Class R4	0.15	0.13
Class R6	0.16	0.14

[5]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

[8]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

100  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.72%[4]	3.61%[4]	0.66%[4]	1.53%	36%	$414
0.97%[4]	4.18%[4]	0.61%[4]	2.62%	31%	$329
0.90%	4.09%[6]	0.54%[6]	12.06%	35%	$327
0.98%	4.58%[6]	0.51%[6]	15.64%	31%	$221
1.23%	5.36%[6]	0.53%[6]	(0.79)%	14%	$121

1.00%[4]	4.19%[4]	1.42%[4]	0.78%	36%	$109
0.21%[4]	4.92%[4]	1.36%[4]	2.06%	31%	$102
0.15%	4.84%[6]	1.29%[6]	11.18%	35%	$121
0.17%	5.37%[6]	1.30%[6]	14.74%	31%	$113
0.48%	6.10%[6]	1.30%[6]	(1.15)%	14%	$99

2.06%[4]	3.34%[4]	0.36%[4]	1.83%	36%	$102
1.25%[4]	3.89%[4]	0.32%[4]	2.81%	31%	$102
1.19%	3.81%[6]	0.25%[6]	12.36%	35%	$123
1.23%	4.34%[6]	0.24%[6]	15.88%	31%	$115
1.54%	5.07%[6]	0.24%[6]	(0.55)%	14%	$99

2.18%[4]	3.18%[4]	0.21%[4]	1.97%	36%	$5,419
1.40%[4]	3.75%[4]	0.17%[4]	2.97%	31%	$4,695
1.35%	3.66%[6]	0.10%[6]	12.51%	35%	$5.679
1.38%	4.19%[6]	0.09%[6]	16.14%	31%	$5,303
1.69%	4.92%[6]	0.09%[6]	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  101

Financial highlights

	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2050 Fund

Class A
Year ended February 29, 2020	$9.73	0.17	(0.06)	(0.18)	0.00	$9.66
Year ended February 28, 2019[4]	$11.80	0.07	0.06	(0.05)	(2.15)	$9.73
Year ended May 31, 2018	$11.03	0.11	1.22	(0.20)	(0.36)	$11.80
Year ended May 31, 2017	$9.86	0.09	1.40	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[6]	$10.00	0.06	(0.14)	(0.06)	0.00	$9.86

Class C
Year ended February 29, 2020	$9.68	0.10	(0.06)	(0.13)	0.00	$9.59
Year ended February 28, 2019[4]	$11.76	0.02	0.05	0.00	(2.15)	$9.68
Year ended May 31, 2018	$10.99	0.02	1.21	(0.10)	(0.36)	$11.76
Year ended May 31, 2017	$9.83	0.02	1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[6]	$10.00	0.02	(0.14)	(0.05)	0.00	$9.83

Class R4
Year ended February 29, 2020	$9.76	0.21	(0.07)	(0.21)	0.00	$9.69
Year ended February 28, 2019[4]	$11.83	0.10	0.06	(0.08)	(2.15)	$9.76
Year ended May 31, 2018	$11.05	0.14	1.22	(0.22)	(0.36)	$11.83
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[6]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88

Class R6
Year ended February 29, 2020	$9.76	0.22	(0.06)	(0.22)	0.00	$9.70
Year ended February 28, 2019[4]	$11.84	0.12	0.05	(0.10)	(2.15)	$9.76
Year ended May 31, 2018	$11.06	0.16	1.21	(0.23)	(0.36)	$11.84
Year ended May 31, 2017	$9.88	0.14	1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[6]	$10.00	0.08	(0.13)	(0.07)	0.00	$9.88

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.16%	0.13%
Class C	0.16	0.13
Class R4	0.15	0.13
Class R6	0.17	0.14

[4]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

102  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.72%[3]	3.67%[3]	0.66%[3]	1.01%	36%	$254
0.96%[3]	4.34%[3]	0.60%[3]	2.37%	31%	$198
0.83%	4.26%[5]	0.54%[5]	12.16%	35%	$256
0.91%	4.80%[5]	0.53%[5]	15.65%	31%	$134
1.22%	5.25%[5]	0.53%[5]	(0.78)%	14%	$108

0.99%[3]	4.24%[3]	1.42%[3]	0.26%	36%	$106
0.21%[3]	5.09%[3]	1.35%[3]	1.77%	31%	$102
0.15%	5.02%[5]	1.29%[5]	11.33%	35%	$121
0.18%	5.56%[5]	1.29%[5]	14.77%	31%	$113
0.48%	6.00%[5]	1.30%[5]	(1.15)%	14%	$99

2.05%[3]	3.39%[3]	0.36%[3]	1.22%	36%	$101
1.25%[3]	4.06%[3]	0.30%[3]	2.67%	31%	$102
1.19%	3.99%[5]	0.25%[5]	12.42%	35%	$123
1.23%	4.53%[5]	0.24%[5]	15.90%	31%	$115
1.53%	4.97%[5]	0.24%[5]	(0.55)%	14%	$99

2.19%[3]	3.25%[3]	0.21%[3]	1.47%	36%	$4,884
1.40%[3]	3.92%[3]	0.15%[3]	2.75%	31%	$4,682
1.35%	3.84%[5]	0.10%[5]	12.56%	35%	$5,681
1.39%	4.38%[5]	0.09%[5]	16.17%	31%	$5,304
1.69%	4.82%[5]	0.09%[5]	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  103

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2055 Fund

Class A
Year ended February 29, 2020	$9.73	0.15		(0.04)	(0.18)	0.00	$9.66
Year ended February 28, 2019[4]	$11.80	0.08		0.05	(0.05)	(2.15)	$9.73
Year ended May 31, 2018	$11.03	0.11		1.22	(0.19)	(0.37)	$11.80
Year ended May 31, 2017	$9.87	0.09		1.39	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[6]	$10.00	0.06		(0.13)	(0.06)	0.00	$9.87

Class C
Year ended February 29, 2020	$9.67	0.10		(0.06)	(0.12)	0.00	$9.59
Year ended February 28, 2019[4]	$11.75	0.02		0.05	0.00	(2.15)	$9.67
Year ended May 31, 2018	$10.99	0.02		1.21	(0.10)	(0.37)	$11.75
Year ended May 31, 2017	$9.84	0.02		1.38	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[6]	$10.00	0.02		(0.13)	(0.05)	0.00	$9.84

Class R4
Year ended February 29, 2020	$9.75	0.21		(0.07)	(0.20)	0.00	$9.69
Year ended February 28, 2019[4]	$11.83	0.10		0.05	(0.08)	(2.15)	$9.75
Year ended May 31, 2018	$11.05	0.14		1.23	(0.22)	(0.37)	$11.83
Year ended May 31, 2017	$9.88	0.13		1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[6]	$10.00	0.07		(0.13)	(0.06)	0.00	$9.88

Class R6
Year ended February 29, 2020	$9.75	0.22	[7]	(0.07)	(0.21)	0.00	$9.69
Year ended February 28, 2019[4]	$11.84	0.12		0.04	(0.10)	(2.15)	$9.75
Year ended May 31, 2018	$11.06	0.16		1.22	(0.23)	(0.37)	$11.84
Year ended May 31, 2017	$9.89	0.14		1.39	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[6]	$10.00	0.08		(0.12)	(0.07)	0.00	$9.89

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[4]
Class A	0.16%	0.13%
Class C	0.15	0.13
Class R4	0.15	0.13
Class R6	0.17	0.14

[4]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

[7]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

104  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.68%[3]	3.82%[3]	0.67%[3]	0.95%	36%	$239
0.95%[3]	4.31%[3]	0.61%[3]	2.37%	31%	$161
0.89%	4.18%[5]	0.54%[5]	12.10%	34%	$170
0.90%	4.67%[5]	0.54%[5]	15.56%	31%	$134
1.21%	5.23%[5]	0.54%[5]	(0.68)%	14%	$103

0.99%[3]	4.40%[3]	1.42%[3]	0.26%	36%	$100
0.18%[3]	5.04%[3]	1.36%[3]	1.77%	31%	$100
0.15%	4.93%[5]	1.29%[5]	11.25%	34%	$121
0.17%	5.42%[5]	1.30%[5]	14.68%	31%	$113
0.47%	5.98%[5]	1.30%[5]	(1.05)%	14%	$99

2.04%[3]	3.55%[3]	0.36%[3]	1.24%	36%	$101
1.23%[3]	4.02%[3]	0.32%[3]	2.58%	31%	$102
1.19%	3.90%[5]	0.25%[5]	12.44%	34%	$123
1.23%	4.39%[5]	0.24%[5]	15.94%	31%	$115
1.53%	4.95%[5]	0.24%[5]	(0.55)%	14%	$99

2.18%[3]	3.41%[3]	0.21%[3]	1.38%	36%	$5,031
1.38%[3]	3.87%[3]	0.17%[3]	2.70%	31%	$4,678
1.34%	3.75%[5]	0.10%[5]	12.58%	34%	$5,679
1.38%	4.25%[5]	0.09%[5]	16.08%	31%	$5,305
1.69%	4.80%[5]	0.09%[5]	(0.43)%	14%	$4,579

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  105

Financial highlights

	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Dynamic Target 2060 Fund

Class A
Year ended February 29, 2020	$9.74	0.17	[3]	(0.05)	(0.20)	0.00	$9.66
Year ended February 28, 2019[5]	$11.79	0.08		0.06	(0.06)	(2.13)	$9.74
Year ended May 31, 2018	$11.03	0.09		1.23	(0.20)	(0.36)	$11.79
Year ended May 31, 2017	$9.88	0.09		1.39	(0.09)	(0.24)	$11.03
Year ended May 31, 2016[7]	$10.00	0.06		(0.12)	(0.06)	0.00	$9.88

Class C
Year ended February 29, 2020	$9.72	0.10		(0.07)	(0.13)	0.00	$9.62
Year ended February 28, 2019[5]	$11.76	0.02		0.07	0.00	(2.13)	$9.72
Year ended May 31, 2018	$10.99	0.02		1.21	(0.10)	(0.36)	$11.76
Year ended May 31, 2017	$9.85	0.02		1.38	(0.02)	(0.24)	$10.99
Year ended May 31, 2016[7]	$10.00	0.02		(0.12)	(0.05)	0.00	$9.85

Class R4
Year ended February 29, 2020	$9.79	0.21		(0.06)	(0.21)	0.00	$9.73
Year ended February 28, 2019[5]	$11.84	0.10		0.06	(0.08)	(2.13)	$9.79
Year ended May 31, 2018	$11.05	0.14		1.22	(0.21)	(0.36)	$11.84
Year ended May 31, 2017	$9.89	0.13		1.39	(0.12)	(0.24)	$11.05
Year ended May 31, 2016[7]	$10.00	0.07		(0.12)	(0.06)	0.00	$9.89

Class R6
Year ended February 29, 2020	$9.80	0.23		(0.06)	(0.23)	0.00	$9.74
Year ended February 28, 2019[5]	$11.85	0.12		0.06	(0.10)	(2.13)	$9.80
Year ended May 31, 2018	$11.06	0.16		1.22	(0.23)	(0.36)	$11.85
Year ended May 31, 2017	$9.90	0.14		1.39	(0.13)	(0.24)	$11.06
Year ended May 31, 2016[7]	$10.00	0.08		(0.11)	(0.07)	0.00	$9.90

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Calculated based upon average shares outstanding

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019[5]
Class A	0.16%	0.14%
Class C	0.15	0.13
Class R4	0.15	0.13
Class R6	0.17	0.14

[5]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

106  |  Target Date Retirement Funds

Financial highlights

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.67%[4]	3.64%[4]	0.66%[4]	1.01%	36%	$345
0.97%[4]	4.30%[4]	0.59%[4]	2.40%	31%	$290
1.03%	4.22%[6]	0.53%[6]	12.12%	36%	$261
0.92%	4.80%[6]	0.55%[6]	15.57%	30%	$127
1.22%	5.24%[6]	0.55%[6]	(0.58)%	14%	$101

0.99%[4]	4.22%[4]	1.42%[4]	0.16%	36%	$99
0.20%[4]	5.04%[4]	1.35%[4]	1.89%	31%	$100
0.15%	4.99%[6]	1.29%[6]	11.28%	36%	$121
0.17%	5.55%[6]	1.30%[6]	14.69%	30%	$113
0.48%	5.99%[6]	1.30%[6]	(0.94)%	14%	$99

2.05%[4]	3.37%[4]	0.36%[4]	1.34%	36%	$101
1.25%[4]	4.01%[4]	0.30%[4]	2.60%	31%	$102
1.19%	3.96%[6]	0.25%[6]	12.46%	36%	$123
1.23%	4.52%[6]	0.24%[6]	15.94%	30%	$115
1.53%	4.96%[6]	0.24%[6]	(0.45)%	14%	$100

2.20%[4]	3.23%[4]	0.21%[4]	1.48%	36%	$4,685
1.40%[4]	3.87%[4]	0.15%[4]	2.78%	31%	$4,706
1.35%	3.81%[6]	0.10%[6]	12.60%	36%	$5,692
1.39%	4.37%[6]	0.09%[6]	16.09%	30%	$5,312
1.69%	4.81%[6]	0.09%[6]	(0.33)%	14%	$4,584

The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  107

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Dynamic Target Today Fund (“Dynamic Target Today Fund”), Wells Fargo Dynamic Target 2015 Fund (“Dynamic Target 2015 Fund”), Wells Fargo Dynamic Target 2020 Fund (“Dynamic Target 2020 Fund”), Wells Fargo Dynamic Target 2025 Fund (“Dynamic Target 2025 Fund”), Wells Fargo Dynamic Target 2030 Fund (“Dynamic Target 2030 Fund”), Wells Fargo Dynamic Target 2035 Fund (“Dynamic Target 2035 Fund”), Wells Fargo Dynamic Target 2040 Fund (“Dynamic Target 2040 Fund”), Wells Fargo Dynamic Target 2045 Fund (“Dynamic Target 2045 Fund”), Wells Fargo Dynamic Target 2050 Fund (“Dynamic Target 2050 Fund”), Wells Fargo Dynamic Target 2055 Fund (“Dynamic Target 2055 Fund”), and Wells Fargo Dynamic Target 2060 Fund (“Dynamic Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Funds. Information for Class R shares reflected in the financial statements represents activity through November 13, 2017.

Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

Prior to September 21, 2018, each Fund invested in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. Subsequent to September 21, 2018, each Fund invests solely in affiliated Master Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in underlying mutual funds were valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on New York Stock Exchange on each day the exchange was open for trading.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Funds’ Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been

108  |  Target Date Retirement Funds

Notes to financial statements

delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

Futures contracts are agreements between each Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. A Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates and is subject to interest rate risk, equity price risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund’s fiscal year end. Therefore, a portion of each Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Target Date Retirement Funds  |  109

Notes to financial statements

As of February 29, 2020, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains

Dynamic Target Today Fund	$6,585,185	$309,196	$0	$309,196

Dynamic Target 2015 Fund	5,393,091	314,231	0	314,231

Dynamic Target 2020 Fund	6,548,187	297,211	0	297,211

Dynamic Target 2025 Fund	9,568,473	338,082	0	338,082

Dynamic Target 2030 Fund	7,842,361	319,808	0	319,808

Dynamic Target 2035 Fund	7,632,143	271,702	0	271,702

Dynamic Target 2040 Fund	6,854,110	239,417	0	239,417

Dynamic Target 2045 Fund	5,912,765	260,698	0	260,698

Dynamic Target 2050 Fund	5,191,985	253,666	0	253,666

Dynamic Target 2055 Fund	5,317,078	246,660	0	246,660

Dynamic Target 2060 Fund	5,065,128	264,456	0	264,456

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 29, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings (loss)

Dynamic Target Today Fund	$686	$(686)

Dynamic Target 2015 Fund	692	(692)

Dynamic Target 2020 Fund	591	(591)

Dynamic Target 2025 Fund	1,140	(1,140)

Dynamic Target 2030 Fund	576	(576)

Dynamic Target 2035 Fund	468	(468)

Dynamic Target 2040 Fund	334	(334)

Dynamic Target 2045 Fund	160	(160)

Dynamic Target 2050 Fund	63	(63)

Dynamic Target 2055 Fund	233	(233)

Dynamic Target 2060 Fund	213	(213)

110  |  Target Date Retirement Funds

Notes to financial statements

As of February 29, 2020, capital loss carryforwards available to offset future net realized capital gains were as follows for the following Funds:

	No expiration

	Short-term	Long-term

Dynamic Target 2015 Fund	$12,393	$4,477

Dynamic Target 2020 Fund	26,761	6,147

Dynamic Target 2025 Fund	67,479	42,970

Dynamic Target 2030 Fund	81,442	76,233

Dynamic Target 2035 Fund	91,331	86,512

Dynamic Target 2040 Fund	103,861	104,885

Dynamic Target 2045 Fund	121,634	122,217

Dynamic Target 2050 Fund	131,673	137,647

Dynamic Target 2055 Fund	130,423	135,536

Dynamic Target 2060 Fund	133,023	138,979

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Target Date Retirement Funds  |  111

Notes to financial statements

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of February 29, 2020:

Dynamic Target Today Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$15,993	$0	$0	$15,993

Investments measured at net asset value*				6,851,530

	15,993	0	0	6,867,523

Futures contracts	26,858	0	0	26,858

Total assets	$42,851	$0	$0	$6,894,381

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,851,530. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2015 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$15,993	$0	$0	$15,993

Investments measured at net asset value*				5,664,471

	15,993	0	0	5,680,464

Futures contracts	26,858	0	0	26,858

Total assets	$42,851	$0	$0	$5,707,322

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,664,471. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2020 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$17,992	$0	$0	$17,992

Investments measured at net asset value*				6,798,440

	17,992	0	0	6,816,432

Futures contracts	28,966	0	0	28,966

Total assets	$46,958	$0	$0	$6,845,398

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,798,440. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

112  |  Target Date Retirement Funds

Notes to financial statements

Dynamic Target 2025 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$32,986	$0	$0	$32,986

Investments measured at net asset value*				9,824,649

	32,986	0	0	9,857,635

Futures contracts	48,920	0	0	48,920

Total assets	$81,906	$0	$0	$9,906,555

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $9,824,649. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2030 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$28,988	$0	$0	$28,988

Investments measured at net asset value*				8,088,760

	28,988	0	0	8,117,748

Futures contracts	44,421	0	0	44,421

Total assets	$73,409	$0	$0	$8,162,169

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $8,088,760. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2035 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$32,986	$0	$0	$32,986

Investments measured at net asset value*				7,828,493

	32,986	0	0	7,861,479

Futures contracts	42,366	0	0	42,366

Total assets	$75,352	$0	$0	$7,903,845

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,828,493. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Target Date Retirement Funds  |  113

Notes to financial statements

Dynamic Target 2040 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$28,988	$0	$0	$28,988

Investments measured at net asset value*				7,020,118

	28,988	0	0	7,049,106

Futures contracts	44,421	0	0	44,421

Total assets	$73,409	$0	$0	$7,093,527

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,020,118. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2045 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$17,992	$0	$0	$17,992

Investments measured at net asset value*				6,128,708

	17,992	0	0	6,146,700

Futures contracts	26,763	0	0	26,763

Total assets	$44,755	$0	$0	$6,173,463

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,128,708. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2050 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$11,995	$0	$0	$11,995

Investments measured at net asset value*				5,419,530

	11,995	0	0	5,431,525

Futures contracts	14,126	0	0	14,126

Total assets	$26,121	$0	$0	$5,445,651

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,419,530. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

114  |  Target Date Retirement Funds

Notes to financial statements

Dynamic Target 2055 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$11,995	$0	$0	$11,995

Investments measured at net asset value*				5,537,617

	11,995	0	0	5,549,612

Futures contracts	14,126	0	0	14,126

Total assets	$26,121	$0	$0	$5,563,738

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,537,617. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2060 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$11,995	$0	$0	$11,995

Investments measured at net asset value*				5,303,463

	11,995	0	0	5,315,458

Futures contracts	14,126	0	0	14,126

Total assets	$26,121	$0	$0	$5,329,584

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,303,463. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended February 29, 2020, the Funds did not have any transfers into/out of Level 3.

Target Date Retirement Funds  |  115

Notes to financial statements

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. Aggregate ex-Corporate Index, before fees and expenses

Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses

Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index (Net), before fees and expenses

Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index (Net), before fees and expenses

Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses

Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses

Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg Barclays U.S. Intermediate Government Bond Index, before fees and expenses

Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.15%

Next $5 billion	0.14

Over $10 billion	0.13

For the year ended February 29, 2020, the management fee was equivalent to an annual rate of 0.15% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.06% as the average daily net assets of each Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

116  |  Target Date Retirement Funds

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R4	0.08

Class R6	0.03

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of a Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Funds Management has committed through June 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.68% for Class A shares, 1.43% for Class C shares, 0.37% for Class R4 shares, and 0.22% for Class R6 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended February 29, 2020, Funds Distributor received front-end sales charges and contingent deferred sales charges from the Funds as follows:

	Front-end sales charges	Contingent deferred sales charges

	Class A	Class C

Dynamic Target 2020 Fund	$301	$0

Dynamic Target 2025 Fund	10	0

Dynamic Target 2030 Fund	13	0

Dynamic Target 2035 Fund	50	0

Dynamic Target 2040 Fund	31	0

Dynamic Target 2050 Fund	12	17

Dynamic Target 2055 Fund	14	0

Dynamic Target 2060 Fund	52	0

For the year ended February 29, 2020, the Funds did not received any contingent deferred sales charges on Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

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Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Funds seek to achieve their investment objectives by investing substantially all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2020 were as follows:

	Purchases at cost		Sales proceeds

	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

Dynamic Target Today Fund	$1,159,625	$1,217,434	$1,019,320	$1,928,977

Dynamic Target 2015 Fund	869,694	1,231,205	764,382	1,976,735

Dynamic Target 2020 Fund	803,603	1,509,701	701,979	2,390,111

Dynamic Target 2025 Fund	824,803	2,299,814	705,441	3,585,836

Dynamic Target 2030 Fund	498,756	2,059,555	418,594	3,165,572

Dynamic Target 2035 Fund	367,556	2,010,237	305,950	3,097,857

Dynamic Target 2040 Fund	247,814	2,002,898	206,277	3,034,149

Dynamic Target 2045 Fund	140,726	1,880,475	117,139	2,846,345

Dynamic Target 2050 Fund	79,621	1,800,822	66,275	2,697,104

Dynamic Target 2055 Fund	80,238	1,804,732	66,789	2,713,655

Dynamic Target 2060 Fund	79,312	1,811,351	66,019	2,700,641

6. DERIVATIVE TRANSACTIONS

During the year ended February 29, 2020, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

During the year ended February 29, 2020, the Funds had average notional amounts in futures contracts outstanding as follows:

	Average notional balance

	Long futures	Short futures

Dynamic Target Today Fund	$326,240	$233,457

Dynamic Target 2015 Fund	337,580	233,902

Dynamic Target 2020 Fund	414,014	235,785

Dynamic Target 2025 Fund	563,983	344,429

Dynamic Target 2030 Fund	508,876	249,779

Dynamic Target 2035 Fund	485,318	250,856

Dynamic Target 2040 Fund	411,519	241,314

Dynamic Target 2045 Fund	393,497	238,231

Dynamic Target 2050 Fund	355,432	235,670

Dynamic Target 2055 Fund	358,824	235,926

Dynamic Target 2060 Fund	355,154	235,679

The cumulative unrealized gains (losses) reported in the table following each Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of February 29, 2020 is reported separately on the Statements of Assets and Liabilities.

118  |  Target Date Retirement Funds

Notes to financial statements

The effect of derivative instruments on the Statements of Operations for the year ended February 29, 2020 were as follows for the Funds:

	Amount of realized gains (losses) on derivatives				Change in unrealized gains (losses) on derivatives
	Interest rate contracts	Equity contracts	Foreign currency contracts	Total	Interest rate contracts	Equity contracts	Foreign currency contracts	Total

Dynamic Target Today Fund	$(3,413)	$(14,644)	$7,540	$(10,517)	$(458)	$27,133	$0	$26,675

Dynamic Target 2015 Fund	(4,169)	(10,750)	6,533	(8,386)	(458)	27,133	0	26,675

Dynamic Target 2020 Fund	(7,580)	(23,215)	16,079	(14,716)	(458)	28,966	275	28,783

Dynamic Target 2025 Fund	(10,766)	(41,791)	19,430	(33,127)	(458)	48,920	367	48,829

Dynamic Target 2030 Fund	(8,140)	(33,295)	15,858	(25,577)	(458)	44,421	334	44,297

Dynamic Target 2035 Fund	(8,140)	(39,514)	12,814	(34,840)	(458)	42,366	286	42,194

Dynamic Target 2040 Fund	(7,581)	(33,174)	14,073	(26,682)	(458)	44,696	0	44,238

Dynamic Target 2045 Fund	(7,581)	(31,774)	14,073	(25,282)	(458)	27,038	0	26,580

Dynamic Target 2050 Fund	(7,581)	(24,066)	14,073	(17,574)	(458)	14,401	0	13,943

Dynamic Target 2055 Fund	(7,581)	(25,173)	14,072	(18,682)	(458)	14,412	0	13,954

Dynamic Target 2060 Fund	(4,169)	(19,413)	6,533	(17,049)	(458)	14,401	0	13,943

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended February 29, 2020, there were no borrowings by the Funds under the agreement.

8. CONCENTRATION RISK

As of February 29, 2020, the Funds were primarily owned by Wells Fargo. Investment by and/or voting activities of Wells Fargo with respect to its holdings in each Fund could have a material impact on the Fund. At February 29, 2020, Wells Fargo’s ownership of each Fund was as follows:

% of ownership

Dynamic Target Today Fund	78.92%

Dynamic Target 2015 Fund	93.69

Dynamic Target 2020 Fund	77.57

Dynamic Target 2025 Fund	53.23

Dynamic Target 2030 Fund	62.79

Dynamic Target 2035 Fund	66.08

Dynamic Target 2040 Fund	72.42

Dynamic Target 2045 Fund	82.66

Dynamic Target 2050 Fund	92.64

Dynamic Target 2055 Fund	90.50

Dynamic Target 2060 Fund	95.13

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Notes to financial statements

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended February 29, 2020, nine months ended February 28, 2019 and year ended May 31, 2018, were as follows:

	Ordinary income			Long-term capital gain

	Year ended February 29, 2020	Nine months ended February 28, 2019	Year ended May 31, 2018	Year ended February 29, 2020	Nine months ended February 28, 2019	Year ended May 31, 2018

Dynamic Target Today Fund	$150,873	$103,816	$124,638	$0	$447,635	$77,742

Dynamic Targert 2015 Fund	138,511	97,930	132,289	0	638,351	104,688

Dynamic Targert 2020 Fund	145,581	93,092	135,985	0	742,475	119,592

Dynamic Targert 2025 Fund	186,155	85,930	141,386	0	896,790	140,619

Dynamic Targert 2030 Fund	157,771	87,398	143,677	0	1,003,881	153,250

Dynamic Targert 2035 Fund	147,304	77,170	142,730	0	1,057,377	160,698

Dynamic Targert 2040 Fund	134,970	74,543	143,182	0	1,105,850	166,696

Dynamic Targert 2045 Fund	126,318	71,516	141,095	0	1,113,785	165,198

Dynamic Targert 2050 Fund	119,972	66,824	139,471	0	1,100,500	165,838

Dynamic Targert 2055 Fund	117,684	70,308	138,999	0	1,093,534	165,868

Dynamic Targert 2060 Fund	120,288	67,610	140,602	0	1,103,305	166,454
As of February 29, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward

Dynamic Target Today Fund	$34,443	$17,624	$309,196	$0

Dynamic Target 2015 Fund	10,514	0	314,231	(16,870)

Dynamic Target 2020 Fund	12,427	0	297,211	(32,908)

Dynamic Target 2025 Fund	19,384	0	338,082	(110,449)

Dynamic Target 2030 Fund	15,826	0	319,808	(157,675)

Dynamic Target 2035 Fund	17,443	0	271,702	(177,843)

Dynamic Target 2040 Fund	14,068	0	239,417	(208,746)

Dynamic Target 2045 Fund	12,317	0	260,698	(243,851)

Dynamic Target 2050 Fund	10,418	0	253,666	(269,320)

Dynamic Target 2055 Fund	10,670	0	246,660	(265,959)

Dynamic Target 2060 Fund	10,224	0	264,456	(272,002)

120  |  Target Date Retirement Funds

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Class A		Class C		Class R4		Class R6

	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Dynamic Target Today Fund	$4,850	$3,809	$1,052	$1,692	$2,184	$1,712	$108,190	$78,891

Dynamic Target 2015 Fund	8,846	8,423	1,047	2,215	2,194	2,240	108,793	103,219

Dynamic Target 2020 Fund	7,535	10,192	1,007	2,577	2,209	2,603	109,522	119,932

Dynamic Target 2025 Fund	12,080	18,652	1,171	3,175	2,210	2,869	109,652	132,196

Dynamic Target 2030 Fund	13,281	20,188	1,009	3,138	2,182	3,160	108,392	145,577

Dynamic Target 2035 Fund	7,626	12,632	1,038	3,498	2,221	3,530	110,280	162,603

Dynamic Target 2040 Fund	8,615	14,831	1,011	3,578	2,202	3,616	109,428	166,597

Dynamic Target 2045 Fund	4,463	8,250	1,054	3,691	2,245	3,721	111,422	171,447

Dynamic Target 2050 Fund	3,240	5,371	1,049	3,748	2,244	3,787	111,382	174,488

Dynamic Target 2055 Fund	2,435	4,719	1,052	3,765	2,247	3,805	111,534	175,310

Dynamic Target 2060 Fund	4,687	8,009	1,040	3,706	2,237	3,745	111,089	172,543

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Funds and the securities in which the Funds invest have generally been adversely affected by impacts caused by COVID-19.

Target Date Retirement Funds  |  121

Report of independent registered public accounting firm

To the Shareholders of the Funds and Board of Trustees Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund (collectively, the Funds), eleven of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from June 1, 2018 to February 28, 2019, and for the year ended May 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from November 30, 2015 (commencement of operations) to February 29, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the period from June 1, 2017 to February 29, 2020, and the financial highlights for each of the years or periods in the period from the commencement of operations to February 29, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 28, 2020

122  |  Target Date Retirement Funds

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 29, 2020:

Dividends-received deduction

Dynamic Target Today Fund	15.08%

Dynamic Target 2015 Fund	21.67%

Dynamic Target 2020 Fund	26.56%

Dynamic Target 2025 Fund	33.56%

Dynamic Target 2030 Fund	38.01%

Dynamic Target 2035 Fund	40.27%

Dynamic Target 2040 Fund	43.35%

Dynamic Target 2045 Fund	45.15%

Dynamic Target 2050 Fund	46.22%

Dynamic Target 2055 Fund	46.37%

Dynamic Target 2060 Fund	46.28%

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 29, 2020 have been designated as qualified dividend income (QDI):

QDI

Dynamic Target Today Fund	$40,618

Dynamic Target 2015 Fund	54,204

Dynamic Target 2020 Fund	69,916

Dynamic Target 2025 Fund	114,044

Dynamic Target 2030 Fund	112,080

Dynamic Target 2035 Fund	111,504

Dynamic Target 2040 Fund	113,135

Dynamic Target 2045 Fund	111,464

Dynamic Target 2050 Fund	109,724

Dynamic Target 2055 Fund	107,968

Dynamic Target 2060 Fund	110,362

For the fiscal year ended February 29, 2020, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends

Dynamic Target Today Fund	$82,877

Dynamic Target 2015 Fund	64,304

Dynamic Target 2020 Fund	58,168

Dynamic Target 2025 Fund	59,319

Dynamic Target 2030 Fund	39,352

Dynamic Target 2035 Fund	30,233

Dynamic Target 2040 Fund	21,272

Target Date Retirement Funds  |  123

Other information (unaudited)

Interest-related dividends

Dynamic Target 2045 Fund	$13,816

Dynamic Target 2050 Fund	9,574

Dynamic Target 2055 Fund	9,366

Dynamic Target 2060 Fund	9,593

For the fiscal year ended February 29, 2020, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income

Dynamic Target Today Fund	16.90%

Dynamic Target 2015 Fund	14.30%

Dynamic Target 2020 Fund	11.90%

Dynamic Target 2025 Fund	8.79%

Dynamic Target 2030 Fund	6.36%

Dynamic Target 2035 Fund	4.99%

Dynamic Target 2040 Fund	3.64%

Dynamic Target 2045 Fund	2.27%

Dynamic Target 2050 Fund	1.41%

Dynamic Target 2055 Fund	1.41%

Dynamic Target 2060 Fund	1.40%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

124  |  Target Date Retirement Funds

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 146 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

126  |  Target Date Retirement Funds

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Target Date Retirement Funds  |  127

Appendix I (unaudited)

On February 29, 2020, the Wells Fargo Dynamic Target Blended Indexes were composed of the following indexes:

	Wells Fargo Dynamic Target Today Blended Index	Wells Fargo Dynamic Target 2015 Blended Index	Wells Fargo Dynamic Target 2020 Blended Index

Bloomberg Barclays U.S. Aggregate ex-Corporate Index	29.57%	25.14%	21.49%

Bloomberg Barclays U.S. Government Intermediate Bond Index	5.00%	4.25%	3.34%

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	5.00%	4.25%	3.34%

JP Morgan EMBI Global Diversified Index	2.52%	2.14%	1.83%

Wells Fargo Factor Enhanced Emerging Markets Index (Net)	2.96%	3.62%	4.28%

Wells Fargo Factor Enhanced International Index (Net)	9.88%	12.10%	14.29%

Wells Fargo Factor Enhanced Large Cap Index	19.07%	23.37%	27.30%

Wells Fargo Factor Enhanced Small Cap Index	4.76%	5.83%	6.82%

Wells Fargo U.S. High Yield Bond Index	2.52%	2.14%	1.83%

Wells Fargo U.S. Investment Grade Corporate Bond Index	15.39%	13.08%	11.18%

Wells Fargo U.S. REIT Index	3.33%	4.08%	4.30%

Average annual total returns (%) as of February 29, 2020

	1 year	5 year	10 year

Bloomberg Barclays U.S. Aggregate ex-Corporate Index1*	10.34	–	–

Bloomberg Barclays U.S. Government Intermediate Bond Index[2]	8.05	2.46	2.52

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index[3]	7.86	2.48	2.70

JP Morgan EMBI Global Diversified Index[4]	9.68	5.98	6.78

Wells Fargo Factor Enhanced Emerging Markets Index (Net)[5]**	(6.74)	–	–

Wells Fargo Factor Enhanced International Index (Net)[6]**	0.57	–	–

Wells Fargo Factor Enhanced Large Cap Index[7]**	3.85	–	–

Wells Fargo Factor Enhanced Small Cap Index[8]**	(5.66)	–	–

Wells Fargo U.S. High Yield Bond Index[9]**	5.02	–	–

Wells Fargo U.S. Investment Grade Corporate Bond Index[10]**	15.67	–	–

Wells Fargo U.S. REIT Index[11]***	2.85	–	–

*	The inception date of the index is December 2015.

**	The inception date of the index is April 2017.

**	The inception date is March 2017

[1]

The Bloomberg Barclays U.S. Aggregate ex-Corporate Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

[2]

The Bloomberg Barclays U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[3]

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.

[4]

The J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

128  |  Target Date Retirement Funds

Appendix I (unaudited)

Wells Fargo Dynamic Target 2025 Blended Index	Wells Fargo Dynamic Target 2030 Blended Index	Wells Fargo Dynamic Target 2035 Blended Index	Wells Fargo Dynamic Target 2040 Blended Index	Wells Fargo Dynamic Target 2045 Blended Index	Wells Fargo Dynamic Target 2050 Blended Index	Wells Fargo Dynamic Target 2055 Blended Index	Wells Fargo Dynamic Target 2060 Blended Index

17.81%	13.81%	11.25%	8.29%	5.33%	2.96%	2.96%	2.96%

1.47%	0.34%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

1.47%	0.34%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

1.50%	1.16%	0.95%	0.70%	0.45%	0.25%	0.25%	0.25%

5.37%	6.43%	7.10%	7.76%	8.30%	8.74%	8.74%	8.74%

17.88%	21.50%	23.86%	25.87%	27.74%	29.26%	29.26%	29.26%

32.71%	37.67%	40.03%	41.90%	43.97%	45.60%	45.60%	45.60%

8.20%	9.42%	10.01%	10.47%	10.99%	11.40%	11.40%	11.40%

1.50%	1.16%	0.95%	0.70%	0.45%	0.25%	0.25%	0.25%

9.26%	7.19%	5.85%	4.31%	2.77%	1.54%	1.54%	1.54%

2.83%	0.98%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

[5]

The Wells Fargo Factor Enhanced Emerging Markets Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various emerging markets countries and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[6]

The Wells Fargo Factor Enhanced International Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various developed markets outside the U.S. and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[7]

The Wells Fargo Factor Enhanced Large Cap Index is an index of equity securities that is derived from a universe of the largest 1,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[8]

The Wells Fargo Factor Enhanced Small Cap Index is an index of equity securities that is derived from a universe of the smallest 2,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[9]

The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indexes. You cannot invest directly in an index.

[10]

The Wells Fargo U.S. Investment Grade Corporate Bond Index is a rules-based index designed to measure the performance of publicly issued U.S. dollar denominated investment grade, fixed rate corporate bonds issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.

[11]

The Wells Fargo U.S. REIT Index is a float-adjusted, capitalization-weighted index of all applicable NYSE MKT or NASDAQ-listed classes of REIT stock that satisfy specified market capitalization and other eligibility requirements. You cannot invest directly in an index.

Target Date Retirement Funds  |  129

Appendix II (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

130  |  Target Date Retirement Funds

Appendix III (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares exchanged in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Target Date Retirement Funds  |  131

Appendix III (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

132  |  Target Date Retirement Funds

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-04676 04-20

ADTD/AR104 02-20

Annual Report

February 29, 2020

∎	Wells Fargo Emerging Markets Bond Fund

∎	Wells Fargo High Yield Corporate Bond Fund

∎	Wells Fargo International Government Bond Fund

∎	Wells Fargo U.S. Core Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of February 29, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Funds  |  1

Performance highlights (unaudited)

Wells Fargo Emerging Markets Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Fargo Asset Management (International) Limited

Portfolio managers

Michael Lee

Alex Perrin

Average annual total returns (%) as of February 29, 2020

			Since		Expense ratios[2] (%)

	Inception date	1 year	inception		Gross	Net[3]

Wells Fargo Emerging Markets Bond Fund (WBEMX)	8-3-2017	9.10	4.81		11.56	0.00

JP Morgan EMBI Global Diversified Index[4]	–	9.68	5.00	*	–	–

JP Morgan EMBI Global Index[5]	–	9.89	4.50	*	–	–

*	Based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 3.

2  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo Emerging Markets Bond Fund (continued)

Growth of $10,000 investment as of February 29, 2020[6]

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.00%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

[5]

The JP Morgan EMBI Global Index tracks total returns for traded external debt instruments in the emerging markets. The index includes US dollar denominated Brady bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the JP Morgan EMBI Global Diversified Index and the JP Morgan EMBI Global Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the portfolio allocation of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Funds  |  3

Performance highlights (unaudited)

Wells Fargo Emerging Markets Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its benchmark, the JP Morgan EMBI Global Diversified Index, for the 12-month period that ended February 29, 2020. The Fund also underperformed the JP Morgan EMBI Global Index for the same period.

∎	At the country level, Ukraine, Uruguay, and Mozambique performed particularly well over the reporting period. The worst country returns were seen in Lebanon, Venezuela, and Argentina.

∎	The strong absolute performance of the asset class over the reporting period was supported by increased accommodation from core market central banks that kept risk appetite engaged.

∎	Investment-grade bond issuers tended to outperform their lower-rated peers, while regionally Asia and Europe outperformed and the Middle East lagged.

Market commentary

Absolute returns for the Fund and its benchmark were robustly positive over the reporting period, with particularly strong performance in the second and fourth quarters of 2019. Global growth trended lower gently but consistently, with weakness in manufacturing driven by trade disagreements between China and the United States. A series of U.S. interest rate cuts, along with increased support from several other major central banks, was supportive for the asset class. Some index constituents, such as Lebanon, faced fierce domestic upheaval and questions around debt sustainability but there was limited spillover into other emerging markets. The U.S. dollar traded largely sideways versus other developed market currencies over the reporting period.

Volatility picked up into the latter months of the reporting period. The emergence of the coronavirus (COVID-19) in China—and its rapid spread—is raising serious questions about the prospects for the global economy. Risk assets thus ended the reporting period under pressure and equity markets and higher-yielding currencies continue to look vulnerable. Bond markets are performing well, with sharp falls in yields across both emerging and developed markets, as investors rush to price more central bank support into the market. In the short term, it appears that volatility is set to remain elevated. Longer-term dynamics depend on how quickly the novel COVID-19 peaks and dissipates. The disease will undoubtedly take a material toll on 2020 growth numbers, but there are still hopes of a rapid rebound once the disease is contained. Current dynamics suggest that central banks will remain accommodative for the foreseeable future. This could be supportive for sovereign fixed income although the size and speed of recent falls in bond yields suggest much of this central bank action could already be priced in.

Investment approach

The investment objective of the Fund seeks to replicate, rather than precisely duplicate, the total return of the JP Morgan EMBI Global Diversified Index before fees and expenses through a sample replication process. The index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income. One cannot invest directly in the index, and timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

Rather than purchase every security in the index, the underlying portfolio uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics and performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Under normal circumstances, the Fund is expected to concentrate its investments in quality-rating segments and countries to approximately the same extent that the index is concentrated in such quality-rating segments or countries. The components of the index may change over time, and the index may or may not be concentrated in certain quality-rating segments or countries at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

4  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo Emerging Markets Bond Fund (continued)

Ten largest holdings (%) as of February 29, 2020[7]

Dominican Republic, 5.95%, 1-25-2027	2.04

Federative Republic of Brazil, 4.63%, 1-13-2028	1.55

Republic of Panama, 4.00%, 9-22-2024	1.42

Republic of South Africa, 4.85%, 9-30-2029	1.41

Republic of Colombia, 3.88%, 4-25-2027	1.36

Oriental Republic of Uruguay, 5.10%, 6-18-2050	1.32

Republic of Turkey, 6.63%, 2-17-2025	1.32

Qatar Government, 4.63%, 6-2-2046	1.31

Perusahaan Penerbit SBSN Indonesia III, 4.55%, 3-29-2026	1.30

Republic of Peru, 6.55%, 3-14-2037	1.30

Portfolio allocation as of February 29, 2020[8]

Please see footnotes on page 3.

Wells Fargo Funds  |  5

Performance highlights (unaudited)

Wells Fargo High Yield Corporate Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Janet S. Rilling, CFA®‡, CPA

Michael J. Schueller, CFA®‡

Average annual total returns (%) as of February 29, 2020

			Since		Expense ratios[2] (%)

	Inception date	1 year	inception		Gross	Net[3]

Wells Fargo High Yield Corporate Bond Fund (WYCBX)	8-3-2017	4.29	3.38		11.68	0.00

Wells Fargo U.S. High Yield Bond Index[4]	–	5.02	3.92	*	–	–

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index[5]	–	6.10	4.43	*	–	–

*	Based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to focus portfolio risk, index tracking risk, and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo High Yield Corporate Bond Fund (continued)

Growth of $10,000 investment as of February 29, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.00%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indices. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged, U.S. dollar-denominated, nonconvertible, noninvestment-grade debt index and limits the exposure of each issuer to 2% of the total market value. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo U.S. High Yield Bond Index and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the affiliated master portfolio and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the affiliated master portfolio. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Funds  |  7

Performance highlights (unaudited)

Wells Fargo High Yield Corporate Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its benchmark, the Wells Fargo U.S. High Yield Bond Index, along with the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index for the 12-month period that ended February 29, 2020.

∎

CCC-rated bonds underperformed relative to other quality-rating sectors. BB-rated bonds were the best-performing rating category, followed closely by B-rated bonds. BB-rated bonds were helped by crossover buyers from the investment-grade universe, where yields hit all-time lows during the period, in addition to being longer duration and benefiting more from lower rates across the curve.

∎

From a sector perspective, certain smaller financial sectors led performance, including banking and insurance. These were followed closely by certain industrial sectors, such as consumer cyclicals, transportation, and communications. Energy-related sectors underperformed the index meaningfully, posting negative returns.

Market commentary

Market participants were fixated on trade wars between the U.S. and other countries, particularly China, which drove sentiment throughout the period. Broad-based U.S. equity markets hit all-time highs during the period, while interest rates were materially lower across the curve. The first half of the period was characterized by volatile markets and falling rates, leading to an inverted yield curve, which sparked concerns from market participants. During the second half of the period, the U.S. Federal Open Market Committee (FOMC) lowered the federal funds target rate three times, with the range ending the period at 1.50% to 1.75%. Overnight funding issues in September also led the FOMC to put in additional liquidity measures by purchasing Treasury bills and easing liquidity for market participants.

Lastly, as the period ended, the world began to interpret how the spreading of the novel coronavirus (COVID-19) would affect economies around the globe. While the U.S. administration said it was working closely with the Chinese government to assist and understand the impacts, Federal Reserve Chairman Jerome Powell said it would take time to assess the impact of the COVID-19 outbreak on the U.S. economy.

While the U.S. Treasury curve steepened, the decline in rates dominated news. Yields on 30-year U.S. Treasuries moved from 3.09% to 1.65% during the period. Similarly, the 10-year U.S. Treasury yield fell 1.60%, ending at 1.13%, while the short end was also lower. The difference between the 2-year and 30-year U.S. Treasury yield ended the period at 79 basis points (bps; 100 bps equal 1.00%) from 57 bps to start the period, while the difference between the 10-year and 30-year U.S. Treasury yield ended the fiscal year at 52 bps from 36 bps at the outset of the period. Lower rates across the curve resulted in higher absolute returns in the long end of the curve, where duration impacts dominated price movements.

Higher-quality components within high yield meaningfully outperformed, with BB-rated debt posting the highest absolute total returns, followed by B-rated and then CCC-rated debt, which broadly posted negative returns for the period. Almost all sectors reported positive absolute returns, with certain financial subsectors posting the best returns. Energy was the worst-performing sector, posting negative returns for the period. Financials were followed closely in returns by certain industrial sectors, including transportation, capital goods, communications, and consumer cyclicals. Higher-quality BB-rated debt outperformance can also be attributed to cross-over buyers from the investment-grade space as yields there hit near record lows, as well as BB-rated debt tending to be longer duration, supported by lower rates across the Treasury curve.

Investment approach

The investment objective of the Fund seeks to replicate rather than precisely duplicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses. The index is a rules-based index designed to measure the performance of U.S.-dollar-denominated below-investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality. It is constructed to provide increased diversification and liquidity versus traditional passive high-yield bond indices. One cannot invest directly in the index. The timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

8  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo High Yield Corporate Bond Fund (continued)

Rather than purchase every security in the index, the underlying portfolio uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics and performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Ten largest holdings (%) as of February 29, 2020[7]

Springleaf Finance Corporation, 7.13%, 3-15-2026	0.76

DISH DBS Corporation, 5.88%, 11-15-2024	0.76

iHeartCommunications Incorporated, 6.38%, 5-1-2026	0.68

CenturyLink Incorporated Series W, 6.75%, 12-1-2023	0.67

Diamond Sports Group LLC, 5.38%, 8-15-2026	0.65

Altice Finco SA, 7.63%, 2-15-2025	0.62

Refinitiv U.S. Holdings Company, 8.25%, 11-15-2026	0.61

Bausch Health Companies Incorporated, 8.50%, 1-31-2027	0.61

Lennar Corporation, 4.50%, 4-30-2024	0.59

Hughes Satellite Systems Company, 7.63%, 6-15-2021	0.58

Credit quality as of February 29, 2020[8]

Please see footnotes on page 7.

Wells Fargo Funds  |  9

Performance highlights (unaudited)

Wells Fargo International Government Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo International Government Bond Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Fargo Asset Management (International), Limited

Portfolio managers

Michael Lee

Alex Perrin

Average annual total returns (%) as of February 29, 2020

				Since		Expense ratios[2] (%)

	Inception date	1 year		inception		Gross	Net[3]

Wells Fargo International Government Bond Fund (WIGBX)	10-31-2017	6.33	*	3.01		11.96	0.00

Wells Fargo International Government Bond Index[4]	–	6.18		3.04	**	–	–

Bloomberg Barclays Global Treasury ex-US Total Return Index[5]	–	5.45		3.01	**	–	–

*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

**	Based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 11.

10  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo International Government Bond Fund (continued)

Growth of $10,000 investment as of February 29, 2020[6]

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.00%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo International Government Bond Index is a rules-based index designed to track the performance of local currency government debt of both developed and emerging market countries excluding the United States. The index is composed of fixed rate government bonds, issued by countries other than the U.S., having an investment grade rating or classified as investment grade by Bloomberg Index Services Limited. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Treasury ex-US Total Return Index is a subset of the flagship Global Treasury Index that does not have any exposure to U.S. debt. This multi-currency benchmark includes investment grade, fixed-rate bonds issued by governments in their native currencies. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo International Government Bond Index and the Bloomberg Barclays Global Treasury ex-US Total Return Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the composition of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Funds  |  11

Performance highlights (unaudited)

Wells Fargo International Government Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund outperformed its benchmark, the Wells Fargo International Government Bond Index, as well as the Bloomberg Barclays Global Treasury ex-U.S. Total Return Index for the 12-month period that ended February 29, 2020.

∎	Absolute returns for both the Fund and the index were positive over the reporting period, as increased accommodation from central banks drove bond yields lower.

∎	The bond markets of Italy, Australia, and the United States led the way over the reporting period. At the other end of the spectrum were the bond markets of Norway, Japan, and Chile.

∎	The Swiss franc and the Japanese yen were the top-performing currencies, followed by the U.S. dollar. The weakest currencies were the Norwegian krone, New Zealand dollar, and Australian dollar.

Market commentary

Absolute returns for the Fund and its benchmark were positive over the reporting period, with particularly strong performance in the second and fourth quarters of 2019. Global growth trended lower gently but consistently, with weakness in manufacturing driven by trade disagreements between China and the United States. A series of U.S. interest rate cuts, along with increased support from several other major central banks, was supportive for the asset class. Some index constituents, such as Lebanon, faced fierce domestic upheaval and questions around debt sustainability but there was limited spillover into other emerging markets. The U.S. dollar traded largely sideways versus other developed market currencies over the reporting period.

Volatility picked up into the latter months of the reporting period. The emergence of the coronavirus in China—and its rapid spread—is raising serious questions about the prospects for the global economy. Risk assets thus ended the reporting period under pressure and equity markets and higher-yielding currencies continue to look vulnerable. Bond markets are performing well, with sharp falls in yields across both emerging and developed markets, as investors rush to price more central bank support into the market. In the short term, it appears that volatility is set to remain elevated. Longer-term dynamics depend on how quickly the novel coronavirus (COVID-19) peaks and dissipates. The disease will undoubtedly take a material toll on 2020 growth numbers, but there are still hopes of a rapid rebound once the disease is contained. Current dynamics suggest that central banks will remain accommodative for the foreseeable future. This could be supportive for sovereign fixed income although the size and speed of recent falls in bond yields suggest much of this central bank action could already be priced in.

Investment approach

The investment objective of the Fund seeks to replicate rather than precisely duplicate the total return performance of the Wells Fargo International Government Bond Index before fees and expenses. The index is designed to track the performance of local currency government debt of both developed and emerging market countries excluding the U.S. and is composed of fixed-rate, non-U.S.-dollar-denominated bonds having a remaining maturity of at least one year, regardless of optionality, and an investment-grade rating or classification as investment grade by Bloomberg Index Services Limited.

The index selects and weights securities by evaluating them on a country, currency, and individual basis. The evaluation is intended to create a subset of the Wells Fargo International Government Bond Index by screening securities based on current and consensus expected trends in market conditions, valuations, and currencies to arrive at projections for yield curves (and hence bond returns) and currency returns. The screening process combined with return, volatility, correlation, and constraint analysis determines the final index constituency based on projected value, to be replicated via a sampling process.

Rather than purchase every security in the index, the underlying portfolio uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics of the index and seeks to match the performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index. One cannot invest directly in the index, and the timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

12  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo International Government Bond Fund (continued)

Under normal circumstances, the Fund is expected to invest approximately the same percentage in quality-rating segments and countries as the index. The components of the index may change over time, and the index may or may not be concentrated in certain quality-rating segments or countries at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

Ten largest holdings (%) as of February 29, 2020[7]

Japan, 0.10%, 6-20-2021	16.02

United Kingdom Gilt, 0.75%, 7-22-2023	7.77

Italy Buoni Poliennali del Tesoro, 3.85%, 9-1-2049	4.38

France Government Bond, 1.25%, 5-25-2036	4.29

Republic of Austria, 0.50%, 2-20-2029	4.08

Japan Government 5 Year Bond Series 136, 0.10%, 6-20-2023	4.04

Spain Government Bond, 1.40%, 7-30-2028	3.95

Belgium Government Bond Series 71, 3.75%, 6-22-2045	3.90

Finland Government Bond, 0.01%, 9-15-2023	3.87

Netherlands Government Bond, 0.25%, 7-15-2029	3.84

Country allocation as of February 29, 2020[8]

Please see footnotes on page 11.

Wells Fargo Funds  |  13

Performance highlights (unaudited)

Wells Fargo U.S. Core Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo U.S. Core Bond Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Mark Clegg, CFA®‡

Christopher Y. Kauffman, CFA®‡

Janet S. Rilling, CFA®‡, CPA

Michael J. Schueller, CFA®‡

Michael Stanczyk

Noah M. Wise, CFA®‡

Average annual total returns (%) as of February 29, 2020

			Since		Expense ratios[2] (%)

	Inception date	1 year	inception		Gross	Net[3]

Wells Fargo U.S. Core Bond Fund (WUSBX)	8-3-2017	11.80	4.94		11.25	0.00

Wells Fargo U.S. Core Bond Index[4]	–	11.65	4.94	*	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	11.68	4.98	*	–	–

*	Based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund is exposed to focused portfolio risk, index tracking risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 15.

14  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo U.S. Core Bond Fund (continued)

Growth of $10,000 investment as of February 29, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a fund-of-funds that invests substantially all of its assets in two affiliated master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.09% of acquired fund fees and expenses representing the net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.00%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolios invest and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo U.S. Core Bond Index is a rules-based index designed to track the performance of fixed-rate, taxable, U.S. dollar denominated bonds, with an investment grade rating or classified as investment grade. The corporate bond component of the index is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo U.S. Core Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the affiliated master portfolios and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the affiliated master portfolios. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Funds  |  15

Performance highlights (unaudited)

Wells Fargo U.S. Core Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Wells Fargo U.S. Core Bond Index, as well as the Bloomberg Barclays U.S. Aggregate Bond Index for the 12-month period that ended February 29, 2020.

∎	Absolute returns were positive for the period for the Fund and the index, with corporate bonds outperforming the non-corporate sectors.

∎	The long end of the yield curve performed best as rates fell across the curve during the period.

∎

Within the corporate sector, utilities outperformed financials and industrials, and lower-quality bonds outperformed. Within the securitized sector, commercial mortgage-backed securities (CMBS) outperformed mortgage pass-throughs and asset-backed securities (ABS).

Market commentary

Market participants were fixated on trade wars between the U.S. and other countries, particularly China, which drove sentiment throughout the period. Broad-based U.S. equity markets hit all-time highs during the period, while interest rates were materially lower across the curve. The first half of the period was characterized by volatile markets and falling rates, leading to an inverted yield curve, which sparked concerns from market participants. During the second half of the period, the U.S. Federal Open Market Committee (FOMC) lowered the federal funds target rate three times, with the range ending the period at 1.50% to 1.75%. Overnight funding issues in September also led the FOMC to put in additional liquidity measures by purchasing Treasury bills and easing liquidity for market participants.

Lastly, as the period ended, the world began to interpret how the spreading of the novel coronavirus (COVID-19) would affect economies around the globe. While the U.S. administration said it was working closely with the Chinese government to assist and understand the impacts, Federal Reserve Chairman Jerome Powell said it would take time to assess the impact of the COVID-19 outbreak on the U.S. economy.

While the U.S. Treasury curve steepened, the decline in rates dominated news. Yields on 30-year U.S. Treasuries moved from 3.09% to 1.65% during the period. Similarly, the 10-year U.S. Treasury yield fell 1.60%, ending at 1.13%, while the short end was also lower. The difference between the 2-year and 30-year U.S. Treasury yield ended the period at 79 basis points (bps; 100 bps equal 1.00%) from 57 bps to start the period, while the difference between the 10-year and 30-year U.S. Treasury yield ended the fiscal year at 52 bps from 36 bps at the outset of the period. Lower rates across the curve resulted in higher absolute returns in the long end of the curve, where duration impacts dominated price movements.

U.S. Treasuries and government-related local authorities outperformed other government-related sectors. Within corporates, BBB-rated issues tended to outperform. Utilities outperformed financials and industrials, and lower quality outperformed. Within the securitized sector, CMBS outpaced mortgage pass-throughs and ABS.

Investment approach

The investment objective of the Fund seeks to replicate but not precisely duplicate the total return of the Wells Fargo U.S. Core Bond Index before fees and expenses through a sample replication process. The index is a rules-based index designed to track the performance of fixed-rate, taxable, U.S.-dollar-denominated bonds with an investment-grade rating or classified as investment grade. The corporate bond component of the index is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indices.

One cannot invest directly in the index, and the timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

The Fund invests substantially all of its assets in two underlying portfolios: the Wells Fargo Bloomberg Barclays U.S. Aggregate ex-Corporate Portfolio and the Wells Fargo Investment Grade Corporate Bond Portfolio. The Fund’s allocation to the two underlying portfolios will mirror the percentage weighting of the noncorporate and corporate sectors of the index and, in combination, the Fund will attempt to track the performance, liquidity, and diversification characteristics of the index.

16  |  Wells Fargo Funds

Performance highlights (unaudited)

Wells Fargo U.S. Core Bond Fund (continued)

Rather than purchase every security in the indices that they seek to track, the underlying portfolios use an optimization process that seeks to balance the replication of the indices’ performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics of the indices and seeks to match the performance of the indices without incurring the level of transaction costs that would be associated with purchasing every security in the indices.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in each industry as the indices do. The components of an index may change over time, and the index may or may not be concentrated in an industry at any particular time. We continually monitor the performance and composition of the indices and adjust the Fund’s portfolio as necessary to reflect any changes to the indices.

Holdings (%) as of February 29, 2020[7]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	75.05

Wells Fargo Investment Grade Corporate Bond Portfolio	24.95

Credit quality as of February 29, 2020[8]

Please see footnotes on page 15.

Wells Fargo Funds  |  17

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2019 to February 29, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 9-1-2019	Ending account value 2-29-2020	Expenses paid during the period¹	Annualized net expense ratio[2]

Emerging Markets Bond Fund

Actual	$1,000.00	$1,019.38	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.86	$0.00	0.00%

High Yield Corporate Bond Fund

Actual	$1,000.00	$1,002.51	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.86	$0.00	0.00%

International Government Bond Fund

Actual	$1,000.00	$990.53	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.86	$0.00	0.00%

U.S. Core Bond Fund

Actual	$1,000.00	$1,033.70	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.86	$0.00	0.00%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolio(s) in which the Fund invests.

18  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

EMERGING MARKETS BOND FUND

Value
Investment Companies: 99.35%

Affiliated Master Portfolio: 99.35%
Wells Fargo Emerging Markets Bond Portfolio	$1,020,427

Total Investment Companies (Cost $1,024,257)	1,020,427

Total investments in securities (Cost $1,024,257)	99.35%	1,020,427

Other assets and liabilities, net	0.65	6,655

Total net assets	100.00%	$1,027,082

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets

Affiliated Master Portfolio
Wells Fargo Emerging Markets Bond Portfolio	2.37%	2.40%	$66,045	$(32,119)	$57,183	$183	$1,020,427	99.35%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  19

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND FUND

Value
Investment Companies: 99.92%

Affiliated Master Portfolio: 99.92%
Wells Fargo High Yield Corporate Bond Portfolio	$984,733

Total Investment Companies (Cost $1,013,311)	984,733

Total investments in securities (Cost $1,013,311)	99.92%	984,733

Other assets and liabilities, net	0.08	825

Total net assets	100.00%	$985,558

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Income from affiliated securities allocated from affiliated Master Portfolio	Value, end of period	% of net assets

Affiliated Master Portfolio
Wells Fargo High Yield Corporate Bond Portfolio	1.15%	1.82%	$8,279	$(21,009)	$54,136	$272	$984,733	99.92%

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INTERNATIONAL GOVERNMENT BOND FUND

Value
Investment Companies: 98.47%

Affiliated Master Portfolio: 98.47%
Wells Fargo International Government Bond Portfolio	$1,013,582

Total Investment Companies (Cost $991,627)	1,013,582

Total investments in securities (Cost $991,627)	98.47%	1,013,582

Other assets and liabilities, net	1.53	15,783

Total net assets	100.00%	$1,029,365

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Income from affiliated securities allocated from affiliated Master Portfolio	Value, end of period	% of net assets

Affiliated Master Portfolio
Wells Fargo International Government Bond Portfolio	9.43%	9.04%	$59,409	$(7,629)	$11,325	$198	$1,013,582	98.47%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  21

Portfolio of investments—February 29, 2020

U.S. CORE BOND FUND

Value
Investment Companies: 100.02%

Affiliated Master Portfolios: 100.02%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$818,034
Wells Fargo Investment Grade Corporate Bond Portfolio	272,214

Total Investment Companies (Cost $1,012,884)	1,090,248

Total investments in securities (Cost $1,012,884)	100.02%	1,090,248

Other assets and liabilities, net	(0.02)	(208)

Total net assets	100.00%	$1,090,040

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets

Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.12%	0.12%	$5,026	$54,580	$18,747	$231	$818,034
Wells Fargo Investment Grade Corporate Bond Portfolio	0.10%	0.10%	4,689	24,276	9,629	28	272,214

			$9,715	$78,856	$28,376	$259	$1,090,248	100.02%

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Funds

Statements of assets and liabilities—February 29, 2020

	Emerging Markets Bond Fund	High Yield Corporate Bond Fund	International Government Bond Fund	U.S. Core Bond Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$1,020,427	$984,733	$1,013,582	$1,090,248
Cash	1,155	0	9,887	0
Receivable from manager	13,136	13,085	14,513	13,796
Prepaid expenses and other assets	1,577	1,578	5,191	2,055

Total assets	1,036,295	999,396	1,043,173	1,106,099

Liabilities
Overdraft due to custodian bank	0	205	0	4,674
Dividends payable	0	4,618	0	2,171
Professional fees payable	6,183	5,983	10,506	6,183
Trustees’ fees and expenses payable	2,761	2,761	3,034	2,761
Accrued expenses and other liabilities	269	271	268	270

Total liabilities	9,213	13,838	13,808	16,059

Total net assets	$1,027,082	$985,558	$1,029,365	$1,090,040

Net assets consist of
Paid-in capital	$1,009,999	$1,009,986	$991,116	$1,010,256
Total distributable earnings (loss)	17,083	(24,428)	38,249	79,784

Total net assets	$1,027,082	$985,558	$1,029,365	$1,090,040

Computation of net asset value
Net assets	$1,027,082	$985,558	$1,029,365	$1,090,040
Shares outstanding[1]	107,610	106,042	102,112	105,058
Net asset value per share	$9.54	$9.29	$10.08	$10.38

Investments in affiliated Master Portfolio(s), at cost	$1,024,257	$1,013,311	$991,627	$1,012,884

[1]	Each Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  23

Statements of operations—year ended February 29, 2020

	Emerging Markets Bond Fund	High Yield Corporate Bond Fund	International Government Bond Fund	U.S. Core Bond Fund

Investment income
Interest allocated from affiliated Master Portfolio(s)*	$57,183	$54,136	$11,325	$28,376
Affiliated income allocated from affiliated Master Portfolio(s)	183	272	198	259
Expenses allocated from affiliated Master Portfolio(s)	(5,556)	(4,315)	(11,286)	(860)
Waivers allocated from affiliated Master Portfolio(s)	1,759	1,343	0	178

Total investment income	53,569	51,436	237	27,953

Expenses
Custody and accounting fees	1,532	1,532	1,774	1,532
Professional fees	29,255	29,255	29,255	29,255
Registration fees	146	146	146	146
Shareholder report expenses	11,734	11,734	11,926	12,635
Trustees’ fees and expenses	20,625	20,625	20,625	20,625
Other fees and expenses	6,333	6,333	6,333	6,333

Total expenses	69,625	69,625	70,059	70,526
Less: Fee waivers and/or expense reimbursements	(75,181)	(73,940)	(81,345)	(71,386)

Net expenses	(5,556)	(4,315)	(11,286)	(860)

Net investment income	59,125	55,751	11,523	28,813

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	66,045	8,279	59,409	9,715
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	(32,119)	(21,009)	(7,629)	78,856

Net realized and unrealized gains (losses) on investments	33,926	(12,730)	51,780	88,571

Net increase in net assets resulting from operations	$93,051	$43,021	$63,303	$117,384

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$0	$6	$481	$0

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Funds

Statements of changes in net assets

	Emerging Markets Bond Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$59,125		$28,281
Net realized gains (losses) on investments		66,045		(1,056)
Net change in unrealized gains (losses) on investments		(32,119)		28,494

Net increase in net assets resulting from operations		93,051		55,719

Distributions to shareholders from net investment income and net realized gains		(112,453)		(19,031)

Capital share transactions	Shares		Shares
Proceeds from shares sold	0	0	106,610	1,000,000

Net increase in net assets resulting from capital share transactions		0		1,000,000

Total increase (decrease) in net assets		(19,402)		1,036,688

Net assets
Beginning of period		1,046,484		9,796

End of period		$1,027,082		$1,046,484

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  25

Statements of changes in net assets

	High Yield Corporate Bond Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$55,751		$35,224
Net realized gains (losses) on investments		8,279		(7,401)
Net change in unrealized gains (losses) on investments		(21,009)		(7,366)

Net increase in net assets resulting from operations		43,021		20,457

Distributions to shareholders from net investment income and net realized gains		(59,897)		(27,681)

Capital share transactions	Shares		Shares
Proceeds from shares sold	0	0	105,042	1,000,000

Net increase in net assets resulting from capital share transactions		0		1,000,000

Total increase (decrease) in net assets		(16,876)		992,776

Net assets
Beginning of period		1,002,434		9,658

End of period		$985,558		$1,002,434

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Funds

Statements of changes in net assets

	International Government Bond Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$11,523		$7,498
Net realized gains (losses) on investments		59,409		(32,227)
Net change in unrealized gains (losses) on investments		(7,629)		29,170

Net increase in net assets resulting from operations		63,303		4,441

Distributions to shareholders from
Net investment income and net realized gains		(48,682)		(8)
Tax basis return of capital		0		(95)

Total distributions to shareholders		(48,682)		(103)

Capital share transactions	Shares		Shares
Proceeds from shares sold	0	0	101,112	1,000,000

Net increase in net assets resulting from capital share transactions		0		1,000,000

Total increase in net assets		14,621		1,004,338

Net assets
Beginning of period		1,014,744		10,406

End of period		$1,029,365		$1,014,744

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  27

Statements of changes in net assets

	U.S. Core Bond Fund
	Year ended February 29, 2020		Year ended February 28, 2019

Operations
Net investment income		$28,813		$14,748
Net realized gains on investments		9,715		6,265
Net change in unrealized gains (losses) on investments		78,856		(1,205)

Net increase in net assets resulting from operations		117,384		19,808

Distributions to shareholders from net investment income and net realized gains		(42,182)		(14,606)

Capital share transactions	Shares		Shares
Proceeds from shares sold	0	0	104,058	1,000,000

Net increase in net assets resulting from capital share transactions		0		1,000,000

Total increase in net assets		75,202		1,005,202

Net assets
Beginning of period		1,014,838		9,636

End of period		$1,090,040		$1,014,838

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Funds

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Financial highlights

	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income
					Distributions from net realized gains	Tax basis return of capital

Emerging Markets Bond Fund
Year ended February 29, 2020	$9.72	0.54	0.32	(0.54)	(0.50)	0.00
Year ended February 28, 2019	$9.80	0.39	(0.11)	(0.36)	0.00	0.00
Year ended February 28, 2018[5]	$10.00	0.26	(0.23)	(0.23)	0.00	0.00

High Yield Corporate Bond Fund
Year ended February 29, 2020	$9.45	0.52	(0.12)	(0.56)	(0.00)[6]	0.00
Year ended February 28, 2019	$9.66	0.54	(0.18)	(0.57)	0.00	0.00
Year ended February 28, 2018[5]	$10.00	0.33	(0.28)	(0.38)	0.00	(0.01)

International Government Bond Fund
Year ended February 29, 2020	$9.94	0.12	0.50	(0.13)	(0.35)	0.00
Year ended February 28, 2019	$10.41	0.18	(0.55)	(0.09)	0.00	(0.01)
Year ended February 28, 2018[7]	$10.00	0.05	0.40	(0.04)	0.00	0.00

U.S. Core Bond Fund
Year ended February 29, 2020	$9.66	0.28	0.84	(0.27)	(0.13)	0.00
Year ended February 28, 2019	$9.64	0.27	0.02	(0.27)	0.00	0.00
Year ended February 28, 2018[5]	$10.00	0.14	(0.31)	(0.17)	0.00	(0.02)

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio(s), which were waived by the manager. These amounts were as follows:

	Year ended February 29, 2020	Year ended February 28
		2019	2018
Emerging Markets Bond Fund	0.52%	0.49%	0.39%[5]
High Yield Corporate Bond Fund	0.43	0.36	0.33	[5]
International Government Bond Fund	1.07	0.70	1.76	[7]
U.S. Core Bond Fund	0.08	0.09	0.06	[5]

[2]

The Funds incurred expenses typical of funds with similar structures and strategies. Since the Funds were not open to public investment during the period since each Fund’s commencement of operations and the only investment has been the initial seed capital investment, the gross expenses are higher than the typical operation of the Funds. These expenses were waived by the manager.

[3]	Returns for periods of less than one year are not annualized.

[4]

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio(s) by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[5]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

[6]	Amount is less than $0.005.

[7]	For the period from October 31, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Funds

Financial highlights

Ending net asset value per share	Ratio to average net assets (annualized)			Total Return[3]	Portfolio turnover rate[4]	Net assets at end of period (000s omitted)
	Net investment income[1]	Gross expenses[1,2]	Net expenses[1]

$9.54	5.52%	7.02%	0.00%	9.10%	36%	$1,027
$9.72	5.46%	11.56%	0.00%	3.13%	38%	$1,046
$9.80	4.55%	752.83%	0.00%	0.29%	18%	$10

$9.29	5.50%	7.29%	0.00%	4.29%	52%	$986
$9.45	7.11%	11.68%	0.00%	3.92%	47%	$1,002
$9.66	5.73%	761.12%	0.00%	0.52%	51%	$10

$10.08	1.09%	7.73%	0.00%	6.22%	291%	$1,029
$9.94	1.49%	11.96%	0.00%	(3.53%)	276%	$1,015
$10.41	1.62%	1,007.15%	0.00%	4.46%	127%	$10

$10.38	2.72%	6.74%	0.00%	11.80%	39%	$1,090
$9.66	2.92%	11.25%	0.00%	3.06%	60%	$1,015
$9.64	2.43%	762.71%	0.00%	(1.74)%	62%	$10

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  31

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Emerging Markets Bond Fund (“Emerging Markets Bond Fund”), Wells Fargo High Yield Corporate Bond Fund (“High Yield Corporate Bond Fund”), Wells Fargo International Government Bond Fund (“International Government Bond Fund”) and Wells Fargo U.S. Core Bond Fund (“U.S. Core Bond Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund, except for International Government Bond Fund, is a diversified series of the Trust. International Government Bond Fund is a non-diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Fund, except U.S. Core Bond Fund, is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio with a substantially identical investment objective and substantially similar investment strategies. U. S. Core Bond Fund is a fund-of-funds that invests substantially all of its assets in two affiliated Master Portfolios. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as a partnership investment and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended February 29, 2020 are included in this report and should be read in conjunction with each Fund’s financial statements. As of February 29, 2020, each Fund in a master-feeder structure owns the following percentages of the respective affiliated Master Portfolio:

	Emerging Markets Bond Fund	High Yield Corporate Bond Fund	International Government Bond Fund

Wells Fargo Emerging Markets Bond Portfolio	2.40%	N/A	N/A

Wells Fargo High Yield Corporate Bond Portfolio	N/A	1.82%	N/A

Wells Fargo International Government Bond Portfolio	N/A	N/A	9.04%

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investment transactions, income and expenses

Investments in affiliated Master Portfolios are recorded on a trade date basis.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. Each Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date for each Fund as follows:

	Net investment income	Net realized gains

Emerging Markets Bond Fund	Semi-annually	Annually

High Yield Corporate Bond Fund	Monthly	Annually

International Government Bond Fund	Semi-annually	Annually

U.S. Core Bond Fund	Monthly	Annually

32  |  Wells Fargo Funds

Notes to financial statements

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of February 29, 2020, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)

Emerging Markets Bond Fund	$1,024,190	$0	$(3,763)	$(3,763)

High Yield Corporate Bond Fund	1,008,905	0	(24,172)	(24,172)

International Government Bond Fund	991,712	21,870	0	21,870

U.S. Core Bond Fund	1,012,802	77,446	0	77,446

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 29, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings (loss)

International Government Bond Fund	$1,050	$(1,050)

U.S. Core Bond Fund	176	(176)

As of February 29, 2020, the High Yield Corporate Bond Fund had current year net deferred post-October capital losses consisting of $256 in long-term losses which will be recognized on the first day of the following fiscal year.

At February 29, 2020, the International Government Bond Fund had a qualified late-year ordinary loss of $6,095 which will be recognized on the first day of the following fiscal year.

3. FAIR VALUATION MEASUREMENTS

At February 29, 2020, each Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate fair value of affiliated Master Portfolios held in each Fund was as follows:

Aggregate fair value of affiliated Master Portfolio(s)

Emerging Markets Bond Fund	$1,020,427

High Yield Corporate Bond Fund	984,733

International Government Bond Fund	1,013,582

U.S. Core Bond Fund	1,090,248

Wells Fargo Funds  |  33

Notes to financial statements

Each Fund’s ownership in each affiliated Master Portfolio is disclosed in the table following the Portfolio of Investments. The leveling of inputs for fair value measurements of each affiliated Master Portfolio are disclosed in the financial statements of the affiliated Master Portfolios.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. ex-Corporate Index, before fees and expenses

Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Dividend Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo International Government Bond Portfolio	Seeks to replicate the total return of the Wells Fargo International Government Bond Index, before fees and expenses

Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser (for U.S. Core Bond Fund) and providing administrative services in connection with each Fund’s operations. Funds Management does not receive an investment management or administration fee from each Fund. However, Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to U.S. Core Bond Fund. Funds Management has engaged Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, as subadviser. WellsCap does not receive an annual fee for its services.

Waivers and/or expense reimbursements

Funds Management has committed through June 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.00%. Net expenses from affiliated Master Portfolios are included in the expense caps. Prior to or after the commitment expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Funds seek to achieve their investment objectives by investing substantially all of their investable assets in affiliated Master Portfolio(s). Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

34  |  Wells Fargo Funds

Notes to financial statements

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2020 were as follows:

	Purchases at cost		Sales proceeds

	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

Emerging Markets Bond Fund	$0	$364,766	$0	$427,146

High Yield Corporate Bond Fund	0	577,897	0	1,147,422

International Government Bond Fund	0	2,887,396	0	2,893,086

U.S. Core Bond Fund	379,098	82,987	315,504	112,780

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended February 29, 2020, there were no borrowings by the Funds under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 29, 2020, and February 28, 2019, were as follows:

	Ordinary income		Long-term capital gain		Tax basis return of capital

	2020	2019	2020	2019	2020	2019

Emerging Markets Bond Fund	$112,453	$19,031	$0	$0	$0	$0

High Yield Corporate Bond Fund	59,897	27,681	0	0	0	0

International Government Bond Fund	48,682	8	0	0	0	95

U.S. Core Bond Fund	38,396	14,606	3,786	0	0	0

As of February 29, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Late-year ordinary losses deferred	Post-October capital losses deferred

Emerging Markets Bond Fund	$20,846	$0	$(3,763)	$0	$0

High Yield Corporate Bond Fund	0	0	(24,172)	0	(256)

International Government Bond Fund	22,474	0	21,870	(6,095)	0

U.S. Core Bond Fund	553	1,785	77,446	0	0

8. CONCENTRATION OF OWNERSHIP

At February 29, 2020, Wells Fargo owned 100% of each Fund. Investment and/or voting activities of Wells Fargo with respect to their holdings in each Fund could have a material impact on each Fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Wells Fargo Funds  |  35

Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Funds and the securities in which the Funds invest have generally been adversely affected by impacts caused by COVID-19.

36  |  Wells Fargo Funds

Report of independent registered public accounting firm

To the Shareholders of the Funds and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Emerging Markets Bond Fund, Wells Fargo High Yield Corporate Bond Fund, Wells Fargo International Government Bond Fund, and Wells Fargo U.S. Core Bond Fund (collectively, the Funds), four of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from August 3, 2017 (commencement of operations) to February 29, 2020, except for Wells Fargo International Government Bond Fund, which is for each of the years or periods in the period from October 31, 2017 (commencement of operations) to February 29, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from the commencement of operations to February 29, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 28, 2020

Wells Fargo Funds  |  37

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Agency Securities: 37.85%
FFCB	1.61%	5-5-2022	$960,000	$960,246
FFCB	1.84	9-9-2022	10,000	10,034
FFCB	1.85	3-3-2022	70,000	70,173
FFCB	1.90	6-24-2021	70,000	70,773
FFCB	2.54	4-5-2021	350,000	355,967
FHLB	1.13	7-14-2021	120,000	120,204
FHLB	1.75	3-12-2021	90,000	90,573
FHLB	2.13	6-9-2023	520,000	539,583
FHLB	2.13	9-14-2029	80,000	84,643
FHLB	2.38	9-8-2023	30,000	31,436
FHLB	2.50	3-11-2022	770,000	793,643
FHLB	2.75	12-13-2024	180,000	194,443
FHLB	3.00	10-12-2021	70,000	72,279
FHLB	3.00	3-10-2028	560,000	629,489
FHLB	3.38	9-8-2023	30,000	32,454
FHLB	3.38	12-8-2023	280,000	304,463
FHLB	5.63	6-11-2021	10,000	10,575
FHLB	5.63	3-14-2036	60,000	90,778
FHLMC	2.00	5-28-2024	1,110,000	1,112,070
FHLMC	2.38	1-13-2022	20,000	20,509
FHLMC	2.50	3-1-2032	5,387,955	5,556,441
FHLMC	2.50	2-1-2035	1,737,364	1,783,773
FHLMC	2.75	6-19-2023	1,020,000	1,079,522
FHLMC	3.00	2-1-2047	15,790,249	16,491,579
FHLMC	3.00	3-1-2048	172,118	178,850
FHLMC	3.50	2-1-2044	12,633,931	13,446,266
FHLMC	3.50	4-1-2045	518,569	553,932
FHLMC	3.50	8-1-2047	8,090,377	8,526,421
FHLMC	6.00	7-1-2040	2,237,907	2,625,582
FHLMC Series K015 Class A2	3.23	7-25-2021	57,296	58,385
FHLMC Series K028 Class A1	2.18	11-25-2022	101,207	102,058
FHLMC Series K029 Class A2	3.32	2-25-2023	545,000	573,375
FHLMC Series K030 Class A2 ±±	3.25	4-25-2023	305,000	320,892
FHLMC Series K032 Class A2 ±±	3.31	5-25-2023	50,000	53,023
FHLMC Series K034 Class A2 ±±	3.53	7-25-2023	60,000	64,184
FHLMC Series K035 Class A2 ±±	3.46	8-25-2023	55,000	58,706
FHLMC Series K048 Class A2 ±±	3.28	6-25-2025	215,000	234,426
FHLMC Series K062 Class A2	3.41	12-25-2026	750,000	836,376
FHLMC Series K063 Class A2 ±±	3.43	1-25-2027	45,000	50,190
FHLMC Series K070 Class A2 ±±	3.30	11-25-2027	425,000	472,764
FHLMC Series K152 Class A1	2.83	5-25-2030	318,707	344,395
FHLMC Series K152 Class A2	3.08	1-25-2031	125,000	139,676
FHLMC Series K153 Class A3 ±±	3.12	10-25-2031	70,000	78,907
FHLMC Series K155 Class A3	3.75	4-25-2033	40,000	47,654
FHLMC Series K717 Class A2	2.99	9-25-2021	661,932	674,032
FNMA	1.38	2-26-2021	120,000	120,247
FNMA	2.13	4-24-2026	910,000	962,588
FNMA	2.50	12-1-2027	665,467	685,950
FNMA	2.50	9-1-2031	2,283,779	2,356,384
FNMA	3.00	12-1-2026	2,832,693	2,938,358
FNMA	3.00	12-1-2030	477,193	499,296
FNMA	3.00	7-1-2032	3,534,284	3,674,399
FNMA	3.00	1-1-2034	558,895	579,043
FNMA	3.00	8-1-2036	223,421	232,857

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	3.00%	2-1-2037	$3,985,564	$4,154,191
FNMA	3.00	8-1-2043	2,647,584	2,769,689
FNMA	3.00	11-1-2046	2,688,293	2,811,779
FNMA	3.00	12-1-2047	2,086,774	2,163,723
FNMA	3.00	12-1-2049	6,123,266	6,310,629
FNMA	3.00	2-1-2050	4,651,115	4,796,615
FNMA %%	3.00	3-12-2050	4,040,000	4,160,727
FNMA	3.50	4-1-2034	4,030,256	4,221,772
FNMA	3.50	1-1-2035	177,847	187,830
FNMA	3.50	3-1-2036	2,306,040	2,421,793
FNMA	3.50	4-1-2037	1,131,182	1,191,274
FNMA	3.50	6-1-2042	511,329	544,040
FNMA	3.50	7-1-2042	1,009,834	1,075,535
FNMA	3.50	10-1-2042	4,431,374	4,713,359
FNMA	3.50	9-1-2043	1,990,345	2,116,020
FNMA	3.50	3-1-2048	978,292	1,027,470
FNMA	3.50	8-1-2049	5,089,263	5,283,263
FNMA	3.50	10-1-2049	5,685,878	5,910,608
FNMA	4.00	6-1-2042	907,749	983,128
FNMA	4.00	6-1-2042	9,501,462	10,291,134
FNMA	4.00	8-1-2043	6,235,190	6,759,969
FNMA	4.00	12-1-2047	4,188,879	4,468,114
FNMA	4.00	2-1-2048	6,206,001	6,897,573
FNMA	4.00	6-1-2048	1,411,411	1,497,689
FNMA	4.00	8-1-2048	925,495	979,197
FNMA %%	4.00	3-12-2050	2,055,000	2,164,726
FNMA	4.50	5-1-2040	389,332	429,399
FNMA	4.50	9-1-2040	9,162,283	10,079,232
FNMA	4.50	2-1-2047	2,844,116	3,100,769
FNMA	4.50	4-1-2048	2,247,517	2,436,010
FNMA	4.50	8-1-2048	91,798	98,371
FNMA	4.50	11-1-2048	4,368,502	4,673,903
FNMA	5.00	1-1-2042	322,351	362,191
FNMA	5.00	6-1-2045	1,245,962	1,399,994
FNMA	5.00	7-1-2045	4,188,506	4,706,461
FNMA	5.50	9-1-2040	2,368,708	2,726,762
FNMA	6.00	5-1-2041	125,485	146,841
FNMA	6.21	8-6-2038	60,000	101,144
FNMA	6.25	5-15-2029	100,000	142,490
FNMA	7.13	1-15-2030	810,000	1,237,759
FNMA	7.25	5-15-2030	80,000	124,282
FNMA Series 2012-M14 Class AI ±±	2.89	9-25-2027	165,625	178,796
FNMA Series 2016-M5 Class A2	2.47	4-25-2026	220,000	229,840
FNMA Series 2016-M7 Class A2	2.50	9-25-2026	175,000	184,116
FNMA Series 2017-M1 Class A2 ±±	2.42	10-25-2026	275,000	290,733
FNMA Series 2017-M11 Class A2	2.98	8-25-2029	1,370,000	1,519,165
FNMA Series 2017-M3 Class A2 ±±	2.48	12-25-2026	995,000	1,059,078
FNMA Series 2017-M5 Class A2 ±±	3.18	4-25-2029	70,000	78,243
FNMA Series 2018-M13 Class A2 ±±	3.70	9-25-2030	90,000	105,572
FNMA Series 2019-M7 Class A2	3.14	4-25-2029	225,000	251,872
GNMA	3.00	4-20-2045	7,001,167	7,321,074
GNMA	3.00	11-20-2045	521,879	544,661
GNMA	3.00	3-20-2046	4,900,423	5,113,200
GNMA	3.00	12-20-2049	2,687,924	2,779,001

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  39

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
GNMA	3.50%	2-20-2045	$13,293,937	$14,003,543
GNMA	3.50	6-20-2045	2,138,119	2,252,630
GNMA	3.50	11-20-2045	2,491,327	2,624,762
GNMA	3.50	7-20-2047	685,621	718,755
GNMA	3.50	5-20-2048	201,149	209,792
GNMA	3.50	9-20-2049	3,442,817	3,571,068
GNMA	4.00	7-20-2044	2,375,488	2,546,431
GNMA	4.00	8-20-2044	1,170,755	1,255,091
GNMA	4.00	9-20-2044	2,378,878	2,550,280
GNMA	4.00	12-20-2047	4,281,752	4,530,734
GNMA	4.00	9-20-2049	3,281,661	3,426,451
TVA	2.88	2-1-2027	35,000	38,836
TVA	3.88	2-15-2021	360,000	369,243
TVA	4.63	9-15-2060	35,000	56,078
TVA	5.38	4-1-2056	10,000	17,632
TVA	5.50	6-15-2038	140,000	212,697
TVA	6.75	11-1-2025	120,000	157,014

Total Agency Securities (Cost $245,478,865)				251,858,709

Asset-Backed Securities: 0.60%
Bank of America Credit Card Trust Series 2018-A1 Class A1	2.70	7-17-2023	40,000	40,531
Capital One Multi Asset Execution Trust Series 2017-A3 Class A3	2.43	1-15-2025	110,000	112,712
CarMax Auto Owner Trust Series 2016-3 Class A4	1.60	1-18-2022	17,000	16,999
CarMax Auto Owner Trust Series 2017-2 Class A4	2.25	9-15-2022	195,000	196,654
CarMax Auto Owner Trust Series 2017-3 Class A4	2.22	11-15-2022	89,000	89,960
CarMax Auto Owner Trust Series 2018-3 Class D	3.91	1-15-2025	80,000	83,845
Chase Issuance Trust Series 2012-A7 Class A7	2.16	9-15-2024	205,000	209,971
Citibank Credit Card Issuance Trust Series 2014-A5 Class A5	2.68	6-7-2023	110,000	112,010
Citibank Credit Card Issuance Trust Series 2018-A3 Class A3	3.29	5-23-2025	180,000	192,068
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7	3.96	10-13-2030	130,000	151,708
Discover Card Execution Note Trust Series 2017-A2 Class A2	2.39	7-15-2024	335,000	342,001
Ford Credit Floorplan Master Owner Trust Series 2017-3 Class A	2.48	9-15-2024	50,000	51,525
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A	3.17	3-15-2025	100,000	105,014
Ford Credit Floorplan Master Owner Trust Series 2018-3 Class A1	3.52	10-15-2023	105,000	108,950
Ford Credit Floorplan Master Owner Trust Series 2019-2 Class A	3.06	4-15-2026	65,000	68,773
Nissan Auto Receivables Owner Trust Series 2017-A Class A4	2.11	5-15-2023	15,000	15,094
Nissan Auto Receivables Owner Trust Series 2017-C Class A4	2.28	2-15-2024	95,000	96,117
Nissan Auto Receivables Owner Trust Series 2018-B Class A4	3.16	12-16-2024	195,000	202,958
Nissan Auto Receivables Owner Trust Series 2018-C Class A4	3.27	6-16-2025	155,000	162,640
Santander Drive Auto Receivables Trust Series 2019-1 Class C	3.42	4-15-2025	140,000	142,722
Synchrony Credit Card Master Note Trust Series 2016-2 Class A	2.21	5-15-2024	175,000	176,733
Synchrony Credit Card Master Note Trust Series 2018-2 Class A	3.47	5-15-2026	105,000	111,969
Toyota Auto Receivables Owner Trust Series 2017-D Class A4	2.12	2-15-2023	155,000	156,676
World Financial Network Credit Card Master Trust Series 2016-A Class A	2.03	4-15-2025	237,000	238,727
World Omni Auto Receivables Trust Series 2016-B Class A4	1.48	11-15-2022	192,000	192,140
World Omni Auto Receivables Trust Series 2017-A Class A4	2.24	6-15-2023	210,000	212,166
World Omni Auto Receivables Trust Series 2017-B Class A4	2.25	10-16-2023	205,000	208,638
World Omni Auto Receivables Trust Series 2018-D Class A4	3.44	12-16-2024	28,000	29,574
World Omni Auto Receivables Trust Series 2019-A Class A3	2.94	5-16-2022	185,000	188,804

Total Asset-Backed Securities (Cost $3,936,372)				4,017,679

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 0.88%

California: 0.31%

Education Revenue: 0.07%
California Series B	3.90%	11-1-2047	$15,000	$18,790
University of California Series AD	4.86	5-15-2112	70,000	107,083
University of California Series BD	3.35	7-1-2029	310,000	352,631

				478,504

GO Revenue: 0.12%
California Build America Bonds	5.70	11-1-2021	90,000	95,936
California Build America Bonds	7.55	4-1-2039	110,000	188,899
California Build America Bonds	7.60	11-1-2040	15,000	26,511
California Build America Bonds Taxable Various Purpose	7.50	4-1-2034	100,000	165,759
Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	5,000	9,072
Los Angeles CA Unified School District Build America Bonds	5.75	7-1-2034	15,000	20,534
Los Angeles CA Unified School District Build America Bonds	5.76	7-1-2029	60,000	77,194
Los Angeles CA Unified School District Build America Bonds	6.76	7-1-2034	160,000	235,294

				819,199

Transportation Revenue: 0.07%
Bay Area CA Toll Authority Series 1	6.26	4-1-2049	100,000	172,003
Bay Area CA Toll Authority Series 1	6.92	4-1-2040	15,000	23,741
Bay Area CA Toll Authority Series 1	7.04	4-1-2050	140,000	258,320

				454,064

Utilities Revenue: 0.05%
California Department of Water Resources Series P	2.00	5-1-2022	55,000	55,963
Los Angeles CA Department of Water & Power Build America Bonds Series A	5.72	7-1-2039	100,000	147,396
Los Angeles CA Department of Water & Power Build America Bonds Series D	6.57	7-1-2045	55,000	94,802

				298,161

				2,049,928

Florida: 0.02%

Miscellaneous Revenue: 0.02%
Florida Board of Administrative Finance Series A	2.64	7-1-2021	150,000	152,781

Georgia: 0.00%

Utilities Revenue: 0.00%
Municipal Electric Authority of Georgia Build America Bonds	7.06	4-1-2057	10,000	15,147

Illinois: 0.11%

GO Revenue: 0.05%
Chicago IL Series B	6.31	1-1-2044	50,000	65,737
Illinois Taxable Pension	5.10	6-1-2033	230,000	269,100

				334,837

Miscellaneous Revenue: 0.01%
Illinois Build America Bonds Series 3	6.73	4-1-2035	45,000	56,404

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  41

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.05%
Chicago IL Transit Authority Series B	6.90%	12-1-2040	$210,000	$307,127

				698,368

Kansas: 0.00%

Miscellaneous Revenue: 0.00%
Kansas Development Finance Authority Series H	4.93	4-15-2045	5,000	6,970

Massachusetts: 0.03%

GO Revenue: 0.03%
Massachusetts Build America Bonds Series A	4.91	5-1-2029	130,000	163,755
Massachusetts Build America Bonds Series D	4.50	8-1-2031	5,000	6,287

				170,042

New Jersey: 0.04%

Miscellaneous Revenue: 0.02%
New Jersey EDA Series A (National Insured)	7.43	2-15-2029	95,000	124,043

Transportation Revenue: 0.02%
New Jersey Turnpike Authority Build America Bonds Series A	7.10	1-1-2041	70,000	118,231

				242,274

New York: 0.19%

Airport Revenue: 0.07%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	190,000	259,654
Port Authority of New York & New Jersey Consolidated Bonds Series 201	4.23	10-15-2057	100,000	137,940
Port Authority of New York & New Jersey Consolidated Bonds Series 210	4.03	9-1-2048	50,000	66,611

				464,205

Tax Revenue: 0.07%
New York Metropolitan Transportation Authority Dedicated Tax Fund Build America Bonds	7.34	11-15-2039	220,000	376,352
New York NY Transitional Finance Authority Build America Bonds Subseries C-2	5.77	8-1-2036	100,000	132,551

				508,903

Water & Sewer Revenue: 0.05%
New York NY Municipal Water Finance Authority Series AA	5.44	6-15-2043	10,000	15,614
New York NY Municipal Water Finance Authority Series CC	5.88	6-15-2044	190,000	296,981

				312,595

				1,285,703

Ohio: 0.04%

Education Revenue: 0.00%
Ohio State University Build America Bonds	4.91	6-1-2040	5,000	7,029

Utilities Revenue: 0.04%
American Municipal Power Ohio Incorporated Build America Bonds	5.94	2-15-2047	150,000	235,433
American Municipal Power Ohio Incorporated Build America Bonds Series E	6.27	2-15-2050	10,000	14,788

				250,221

				257,250

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Oregon: 0.03%

Tax Revenue: 0.03%
Oregon	5.76%	6-1-2023	$135,237	$146,151
Oregon Department of Transportation Build America Bonds Series A	5.83	11-15-2034	50,000	72,163

				218,314

Pennsylvania: 0.00%

Transportation Revenue: 0.00%
Pennsylvania Turnpike Comission Series B	5.51	12-1-2045	5,000	7,720

Texas: 0.10%

Miscellaneous Revenue: 0.06%
Texas Build America Bonds	5.52	4-1-2039	290,000	437,169

Transportation Revenue: 0.01%
Texas Private Activity Bond North Tarrant Express Managed Lanes Project Series B	3.92	12-31-2049	50,000	57,781

Utilities Revenue: 0.03%
San Antonio TX	4.43	2-1-2042	140,000	177,939

				672,889

Wisconsin: 0.01%

Tax Revenue: 0.01%
Wisconsin General Fund Annual Appropriations Series C	3.15	5-1-2027	80,000	87,824

Total Municipal Obligations (Cost $5,112,061)				5,865,210

Non-Agency Mortgage-Backed Securities: 1.53%
Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	480,000	504,196
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	25,000	27,641
Benchmark Mortgage Trust Series 2018-B6 Class A4	4.26	10-10-2051	135,000	158,394
CenterPoint Energy Transition Restoration Bond Company LLC	4.24	8-15-2023	75,620	78,323
CFCRE Commercial Mortgage Trust Series 2016-C7 Class A3	3.84	12-10-2054	20,000	22,361
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class A5	3.14	2-10-2048	55,000	58,614
Citigroup Commercial Mortgage Trust Series 2016 GC37 Class B	4.23	4-10-2049	535,000	588,563
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class A5	3.62	2-10-2049	680,000	750,062
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class B ±±	4.76	2-10-2049	40,000	44,952
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class C ±±	4.76	2-10-2049	95,000	103,913
Citigroup Commercial Mortgage Trust Series 2016-P4 Class A4	2.90	7-10-2049	135,000	143,999
Citigroup Commercial Mortgage Trust Series 2016-P5 Class A2	2.40	10-10-2049	141,000	142,648
Citigroup Commercial Mortgage Trust Series 2018-C6 Class A4	4.41	11-10-2051	520,000	618,716
Commercial Mortgage Trust Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	53,783	55,237
Commercial Mortgage Trust Pass-Through Certificate Series 2012-CR2 Class ASB	2.75	8-15-2045	29,103	29,257
Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	161,382	165,590
Commercial Mortgage Trust Series 2013-CR6 Class A4	3.10	3-10-2046	60,000	62,570
Commercial Mortgage Trust Series 2014 UBS5 Class C ±±	4.61	9-10-2047	195,000	207,174
Commercial Mortgage Trust Series 2014-UBS6 Class C ±±	4.45	12-10-2047	60,000	63,051
Commercial Mortgage Trust Series 2015-CR23 Class A3	3.23	5-10-2048	60,000	64,433
Commercial Mortgage Trust Series 2016-COR1 Class C ±±	4.38	10-10-2049	65,000	70,092
Commercial Mortgage Trust Series 2016-CR28 Class A4	3.76	2-10-2049	215,000	238,043
Goldman Sachs Mortgage Securities Trust Series 2012-GC6 Class A3	3.48	1-10-2045	722,272	739,818

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  43

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ9 Class AS	3.12%	11-10-2045	$40,000	$41,433
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	265,000	287,115
Goldman Sachs Mortgage Securities Trust Series 2014-GC18 Class B ±±	4.89	1-10-2047	80,000	84,250
Goldman Sachs Mortgage Securities Trust Series 2017-GS5 Class A3	3.41	3-10-2050	600,000	660,376
Goldman Sachs Mortgage Securities Trust Series 2018-GS10 Class AAB ±±	4.11	7-10-2051	180,000	202,583
Goldman Sachs Mortgage Securities Trust Series 2018-GS9 Class A4 ±±	3.99	3-10-2051	140,000	160,035
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C15 Class A4	4.10	11-15-2045	16,442	17,627
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C29 Class A4	3.61	5-15-2048	200,000	218,386
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C30 Class A5	3.82	7-15-2048	1,450,000	1,602,978
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C31 Class A3	3.80	8-15-2048	195,000	215,476
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	7,681	7,679
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class A4	3.18	8-15-2045	60,000	62,020
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class AS ±±	4.35	8-15-2046	360,000	389,227
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8 Class A4	3.13	12-15-2048	50,000	52,051
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 Class A4	3.31	4-15-2048	60,000	64,677
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 Class B ±±	3.88	4-15-2048	285,000	305,443
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24 Class A4	3.73	5-15-2048	400,000	439,631
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class B ±±	3.31	9-15-2049	425,000	445,899

Total Non-Agency Mortgage-Backed Securities (Cost $9,661,012)				10,194,533

U.S. Treasury Securities: 52.93%
U.S. Treasury Bond	1.50	1-31-2027	1,350,000	1,390,816
U.S. Treasury Bond	2.00	2-15-2050	695,000	751,116
U.S. Treasury Bond	2.13	9-30-2024	3,270,000	3,445,379
U.S. Treasury Bond	2.13	11-30-2024	2,565,000	2,707,077
U.S. Treasury Bond	2.25	8-15-2049	370,000	420,571
U.S. Treasury Bond	2.38	11-15-2049	1,660,000	1,937,726
U.S. Treasury Bond	2.50	2-15-2046	100,000	117,273
U.S. Treasury Bond	2.50	5-15-2046	1,415,000	1,661,685
U.S. Treasury Bond	2.75	8-15-2042	6,035,000	7,331,346
U.S. Treasury Bond	2.75	11-15-2042	2,090,000	2,539,268
U.S. Treasury Bond	2.75	8-15-2047	2,990,000	3,699,658
U.S. Treasury Bond	2.75	11-15-2047	1,110,000	1,375,446
U.S. Treasury Bond	2.88	5-15-2028	2,295,000	2,617,017
U.S. Treasury Bond	2.88	5-15-2043	4,640,000	5,754,325
U.S. Treasury Bond	3.00	5-15-2042	2,265,000	2,860,890
U.S. Treasury Bond	3.00	11-15-2044	585,000	743,087
U.S. Treasury Bond	3.00	5-15-2045	105,000	133,731
U.S. Treasury Bond	3.00	11-15-2045	35,000	44,706
U.S. Treasury Bond	3.00	2-15-2047	70,000	90,322
U.S. Treasury Bond	3.00	5-15-2047	20,761,000	26,803,580
U.S. Treasury Bond	3.00	2-15-2048	435,000	564,379
U.S. Treasury Bond	3.00	8-15-2048	1,645,000	2,142,998
U.S. Treasury Bond	3.13	11-15-2041	1,105,000	1,420,270
U.S. Treasury Bond	3.13	2-15-2042	370,000	476,245
U.S. Treasury Bond	3.13	2-15-2043	2,010,000	2,588,739
U.S. Treasury Bond	3.13	5-15-2048	1,475,000	1,959,388
U.S. Treasury Bond	3.38	5-15-2044	20,000	26,888

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	3.50%	2-15-2039	$15,000	$20,133
U.S. Treasury Bond	3.63	8-15-2043	110,000	152,909
U.S. Treasury Bond	3.63	2-15-2044	35,000	48,781
U.S. Treasury Bond	3.75	8-15-2041	780,000	1,091,330
U.S. Treasury Bond	3.75	11-15-2043	350,000	496,016
U.S. Treasury Bond	4.25	11-15-2040	480,000	712,819
U.S. Treasury Bond	4.75	2-15-2041	120,000	189,605
U.S. Treasury Bond	5.00	5-15-2037	1,574,000	2,455,071
U.S. Treasury Bond	5.25	11-15-2028	2,440,000	3,281,800
U.S. Treasury Bond	5.25	2-15-2029	760,000	1,028,494
U.S. Treasury Bond	5.38	2-15-2031	2,472,000	3,541,237
U.S. Treasury Bond	5.50	8-15-2028	430,000	583,507
U.S. Treasury Bond	6.13	11-15-2027	1,070,000	1,473,967
U.S. Treasury Bond	6.13	8-15-2029	1,280,000	1,855,550
U.S. Treasury Bond	6.25	5-15-2030	905,000	1,350,571
U.S. Treasury Bond	6.38	8-15-2027	130,000	179,948
U.S. Treasury Bond	6.88	8-15-2025	335,000	440,590
U.S. Treasury Note	1.13	6-30-2021	2,555,000	2,558,693
U.S. Treasury Note	1.13	8-31-2021	3,585,000	3,592,142
U.S. Treasury Note	1.13	9-30-2021	1,610,000	1,613,836
U.S. Treasury Note %%	1.13	2-28-2022	2,515,000	2,526,887
U.S. Treasury Note	1.25	3-31-2021	885,000	886,763
U.S. Treasury Note	1.25	10-31-2021	2,820,000	2,833,659
U.S. Treasury Note	1.25	7-31-2023	3,255,000	3,293,907
U.S. Treasury Note	1.25	8-31-2024	2,690,000	2,729,194
U.S. Treasury Note %%	1.25	2-28-2025	1,855,000	1,873,985
U.S. Treasury Note	1.38	4-30-2021	1,560,000	1,565,363
U.S. Treasury Note	1.38	5-31-2021	3,425,000	3,440,252
U.S. Treasury Note	1.38	6-30-2023	4,245,000	4,311,494
U.S. Treasury Note	1.38	8-31-2023	435,000	442,120
U.S. Treasury Note	1.38	9-30-2023	6,135,000	6,237,330
U.S. Treasury Note	1.38	8-31-2026	3,520,000	3,596,450
U.S. Treasury Note	1.50	1-31-2022	3,290,000	3,325,856
U.S. Treasury Note	1.50	8-15-2022	2,480,000	2,517,103
U.S. Treasury Note	1.50	2-28-2023	3,560,000	3,624,386
U.S. Treasury Note	1.50	3-31-2023	6,085,000	6,198,856
U.S. Treasury Note	1.50	9-30-2024	3,215,000	3,298,263
U.S. Treasury Note	1.50	10-31-2024	3,475,000	3,566,354
U.S. Treasury Note	1.50	8-15-2026	3,560,000	3,664,436
U.S. Treasury Note	1.63	8-15-2022	175,000	178,165
U.S. Treasury Note	1.63	11-15-2022	5,455,000	5,561,969
U.S. Treasury Note	1.63	4-30-2023	280,000	286,409
U.S. Treasury Note	1.63	5-31-2023	3,090,000	3,161,939
U.S. Treasury Note	1.63	10-31-2023	6,080,000	6,238,650
U.S. Treasury Note	1.63	2-15-2026	6,240,000	6,464,250
U.S. Treasury Note	1.63	5-15-2026	625,000	647,827
U.S. Treasury Note	1.63	10-31-2026	915,000	949,527
U.S. Treasury Note	1.63	8-15-2029	2,600,000	2,714,461
U.S. Treasury Note	1.75	11-30-2021	1,975,000	2,002,696
U.S. Treasury Note	1.75	2-28-2022	1,030,000	1,047,059
U.S. Treasury Note	1.75	3-31-2022	2,585,000	2,629,935
U.S. Treasury Note	1.75	4-30-2022	2,465,000	2,509,389
U.S. Treasury Note	1.75	5-15-2022	3,030,000	3,086,694
U.S. Treasury Note	1.75	5-31-2022	3,425,000	3,489,620

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  45

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.75%	6-15-2022	$3,520,000	$3,588,750
U.S. Treasury Note	1.75	6-30-2022	12,505,000	12,752,169
U.S. Treasury Note	1.75	9-30-2022	10,000	10,221
U.S. Treasury Note	1.75	5-15-2023	410,000	421,099
U.S. Treasury Note	1.75	6-30-2024	3,510,000	3,633,398
U.S. Treasury Note	1.75	12-31-2026	2,720,000	2,846,756
U.S. Treasury Note	1.75	11-15-2029	830,000	876,363
U.S. Treasury Note	1.88	11-30-2021	3,550,000	3,607,826
U.S. Treasury Note	1.88	1-31-2022	2,805,000	2,855,622
U.S. Treasury Note	1.88	2-28-2022	345,000	351,496
U.S. Treasury Note	1.88	7-31-2022	1,865,000	1,908,565
U.S. Treasury Note	1.88	8-31-2024	3,290,000	3,427,640
U.S. Treasury Note	2.00	5-31-2021	5,890,000	5,959,484
U.S. Treasury Note	2.00	8-31-2021	425,000	431,425
U.S. Treasury Note	2.00	10-31-2021	1,160,000	1,179,938
U.S. Treasury Note	2.00	10-31-2022	1,990,000	2,048,223
U.S. Treasury Note	2.00	2-15-2023	30,000	30,977
U.S. Treasury Note	2.00	6-30-2024	9,501,000	9,936,339
U.S. Treasury Note	2.00	2-15-2025	340,000	357,518
U.S. Treasury Note	2.00	8-15-2025	1,200,000	1,265,625
U.S. Treasury Note	2.13	9-30-2021	3,355,000	3,415,678
U.S. Treasury Note	2.13	12-31-2022	1,700,000	1,758,836
U.S. Treasury Note	2.13	11-30-2023	750,000	783,633
U.S. Treasury Note	2.13	7-31-2024	10,000	10,520
U.S. Treasury Note	2.13	5-15-2025	3,205,000	3,396,048
U.S. Treasury Note	2.25	4-30-2021	3,060,000	3,102,075
U.S. Treasury Note	2.25	7-31-2021	5,580,000	5,678,522
U.S. Treasury Note	2.25	12-31-2023	3,340,000	3,508,957
U.S. Treasury Note	2.25	10-31-2024	2,035,000	2,157,497
U.S. Treasury Note	2.25	11-15-2024	4,275,000	4,534,172
U.S. Treasury Note	2.25	12-31-2024	1,485,000	1,577,232
U.S. Treasury Note	2.25	11-15-2025	1,805,000	1,931,562
U.S. Treasury Note	2.25	3-31-2026	3,200,000	3,435,000
U.S. Treasury Note	2.25	2-15-2027	400,000	432,344
U.S. Treasury Note	2.25	11-15-2027	20,000	21,749
U.S. Treasury Note	2.38	4-15-2021	30,000	30,436
U.S. Treasury Note	2.38	8-15-2024	490,000	521,008
U.S. Treasury Note	2.38	5-15-2027	7,413,000	8,093,780
U.S. Treasury Note	2.38	5-15-2029	690,000	765,280
U.S. Treasury Note	2.50	1-15-2022	3,175,000	3,267,149
U.S. Treasury Note	2.50	8-15-2023	5,540,000	5,841,887
U.S. Treasury Note	2.50	1-31-2025	1,670,000	1,795,968
U.S. Treasury Note	2.50	2-28-2026	800,000	869,719
U.S. Treasury Note	2.63	6-15-2021	1,220,000	1,244,734
U.S. Treasury Note	2.63	1-31-2026	2,230,000	2,438,714
U.S. Treasury Note	2.63	2-15-2029	3,060,000	3,452,899
U.S. Treasury Note	2.75	11-15-2023	2,040,000	2,176,823
U.S. Treasury Note	2.75	2-28-2025	1,410,000	1,534,752
U.S. Treasury Note	2.75	6-30-2025	1,270,000	1,388,219
U.S. Treasury Note	2.75	2-15-2028	2,685,000	3,028,072
U.S. Treasury Note	2.88	11-30-2025	3,225,000	3,565,263
U.S. Treasury Note	2.88	8-15-2028	3,080,000	3,521,788
U.S. Treasury Note	3.13	5-15-2021	2,430,000	2,490,180
U.S. Treasury Note	3.13	11-15-2028	1,855,000	2,165,640

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	6.00%	2-15-2026	$450,000	$581,063
U.S. Treasury Note	6.50	11-15-2026	1,995,000	2,706,498
U.S. Treasury Note	7.25	8-15-2022	1,740,000	2,007,457
U.S. Treasury Note	7.50	11-15-2024	695,000	904,722
U.S. Treasury Note	8.00	11-15-2021	760,000	850,013
U.S. Treasury Note	8.13	5-15-2021	530,000	574,677

Total U.S. Treasury Securities (Cost $327,577,390)				352,222,173

Yankee Corporate Bonds and Notes: 3.07%

Energy: 0.50%

Oil, Gas & Consumable Fuels: 0.50%
CNOOC Petroleum North America ULC	7.50	7-30-2039	60,000	100,713
Ecopetrol SA	5.88	9-18-2023	430,000	476,483
Equinor ASA	3.95	5-15-2043	100,000	116,006
Equinor ASA	4.80	11-8-2043	200,000	263,117
Petroleos Mexicanos Company	4.50	1-23-2026	140,000	137,690
Petroleos Mexicanos Company	5.50	6-27-2044	1,070,000	940,958
Petroleos Mexicanos Company	6.38	2-4-2021	430,000	442,470
Petroleos Mexicanos Company	6.50	3-13-2027	250,000	261,563
Petroleos Mexicanos Company	6.50	1-23-2029	90,000	92,565
Petroleos Mexicanos Company	6.50	6-2-2041	110,000	106,425
Petroleos Mexicanos Company	6.63	6-15-2038	120,000	117,240
Petroleos Mexicanos Company 144A	7.69	1-23-2050	250,000	260,250

				3,315,480

Financials: 2.57%

Banks: 2.57%
African Development Bank	2.63	3-22-2021	380,000	385,658
Asian Development Bank	1.75	9-19-2029	160,000	167,349
Asian Development Bank	1.88	1-24-2030	110,000	116,386
Asian Development Bank	2.00	2-16-2022	760,000	774,745
Asian Development Bank	2.00	4-24-2026	60,000	63,145
Asian Development Bank	2.63	1-12-2027	630,000	692,647
Asian Development Bank	5.82	6-16-2028	10,000	13,415
Asian Development Bank	6.22	8-15-2027	80,000	105,525
Corporación Andina de Fomento	2.13	9-27-2021	10,000	10,074
Corporación Andina de Fomento	3.75	11-23-2023	130,000	139,250
Corporación Andina de Fomento	4.38	6-15-2022	120,000	127,494
European Bank for Reconstruction & Development	2.13	3-7-2022	370,000	378,050
European Investment Bank	1.88	2-10-2025	110,000	114,508
European Investment Bank	2.00	3-15-2021	220,000	221,963
European Investment Bank	2.00	12-15-2022	390,000	400,810
European Investment Bank	2.13	10-15-2021	420,000	427,412
European Investment Bank	2.25	6-24-2024	640,000	673,714
European Investment Bank	2.50	3-15-2023	200,000	208,967
European Investment Bank	2.88	8-15-2023	660,000	702,658
European Investment Bank	3.25	1-29-2024	270,000	293,397
FMS Wertmanagement	2.00	8-1-2022	260,000	266,125
Inter-American Development Bank	1.75	4-14-2022	580,000	589,519
Inter-American Development Bank	1.75	9-14-2022	250,000	255,037
Inter-American Development Bank	1.88	7-23-2021	300,000	303,503
Inter-American Development Bank	2.00	6-2-2026	260,000	273,994

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  47

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Banks (continued)
Inter-American Development Bank	2.13%	1-18-2022	$60,000	$61,259
Inter-American Development Bank	2.13	1-15-2025	150,000	157,725
Inter-American Development Bank	2.25	6-18-2029	110,000	119,767
Inter-American Development Bank	2.38	7-7-2027	220,000	239,108
International Bank for Reconstruction & Development	1.38	5-24-2021	890,000	893,302
International Bank for Reconstruction & Development	1.50	8-28-2024	400,000	408,923
International Bank for Reconstruction & Development	1.88	10-7-2022	540,000	552,323
International Bank for Reconstruction & Development	1.88	6-19-2023	470,000	483,869
International Bank for Reconstruction & Development	2.00	1-26-2022	240,000	244,502
International Bank for Reconstruction & Development	2.50	3-19-2024	480,000	509,333
International Bank for Reconstruction & Development	2.50	7-29-2025	20,000	21,516
International Finance Corporation	1.38	10-16-2024	350,000	355,203
International Finance Corporation	2.13	4-7-2026	100,000	106,156
KfW ¤	0.00	4-18-2036	340,000	262,428
KfW ¤	0.00	6-29-2037	50,000	37,386
KfW	1.50	6-15-2021	390,000	392,230
KfW	2.00	11-30-2021	250,000	254,303
KfW	2.00	5-2-2025	40,000	41,895
KfW	2.13	3-7-2022	980,000	1,003,011
KfW	2.13	6-15-2022	110,000	112,761
KfW	2.13	1-17-2023	870,000	897,373
KfW	2.38	3-24-2021	170,000	172,249
KfW	2.88	4-3-2028	180,000	203,844
Landwirtschaftliche Rentenbank	1.75	7-27-2026	10,000	10,393
Landwirtschaftliche Rentenbank	2.25	10-1-2021	520,000	530,014
Nordic Investment Bank	1.25	8-2-2021	400,000	401,113
Oesterreichische Kontrollbank AG	2.88	3-13-2023	260,000	274,077
Swedish Export Credit ¤	0.00	5-11-2037	65,000	41,797
Swedish Export Credit	1.63	9-12-2021	320,000	322,639
Swedish Export Credit	3.13	11-8-2021	260,000	268,740

				17,084,584

Total Yankee Corporate Bonds and Notes (Cost $19,795,717)				20,400,064

Yankee Government Bonds: 2.18%
Canada Government	2.00	11-15-2022	60,000	61,719
Export Development Canada	2.63	2-21-2024	430,000	456,726
Export-Import Bank of Korea	2.88	1-21-2025	400,000	425,826
Hydro-Quebec	9.40	2-1-2021	535,000	574,374
Japan Bank for International Cooperation	1.88	4-20-2021	910,000	917,265
Japan Bank for International Cooperation	2.75	11-16-2027	360,000	396,121
Japan Bank for International Cooperation	3.38	10-31-2023	270,000	291,149
Korea Development Bank	3.38	9-16-2025	460,000	506,180
Oriental Republic of Uruguay	4.98	4-20-2055	100,000	123,751
Oriental Republic of Uruguay	5.10	6-18-2050	385,000	483,660
Province of Alberta	2.20	7-26-2022	250,000	256,478
Province of British Columbia	2.00	10-23-2022	15,000	15,395
Province of British Columbia	7.25	9-1-2036	100,000	172,169
Province of Manitoba	2.10	9-6-2022	120,000	122,818
Province of Ontario	2.00	10-2-2029	90,000	94,728
Province of Ontario	2.20	10-3-2022	120,000	123,502
Province of Ontario	2.30	6-15-2026	70,000	74,365
Province of Ontario	2.50	4-27-2026	150,000	161,196

The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)
Province of Ontario	3.20%	5-16-2024	$5,000	$5,421
Province of Ontario	3.40	10-17-2023	380,000	411,265
Province of Quebec	2.50	4-20-2026	75,000	80,427
Province of Quebec	2.63	2-13-2023	60,000	62,770
Province of Quebec	7.13	2-9-2024	110,000	134,581
Province of Quebec	7.50	7-15-2023	80,000	96,608
Republic of Chile	3.50	1-25-2050	305,000	334,585
Republic of Colombia	3.88	4-25-2027	460,000	494,960
Republic of Colombia	6.13	1-18-2041	225,000	304,002
Republic of Colombia	7.38	9-18-2037	140,000	206,850
Republic of Colombia	8.13	5-21-2024	80,000	98,789
Republic of Hungary	5.38	3-25-2024	215,000	243,703
Republic of Hungary	6.38	3-29-2021	30,000	31,410
Republic of Hungary	7.63	3-29-2041	112,000	191,510
Republic of Indonesia	2.95	1-11-2023	200,000	204,951
Republic of Indonesia	4.35	1-11-2048	205,000	231,005
Republic of Italy	2.88	10-17-2029	215,000	214,595
Republic of Italy	5.38	6-15-2033	145,000	179,839
Republic of Italy	6.88	9-27-2023	100,000	116,639
Republic of Korea	3.88	9-11-2023	210,000	228,355
Republic of Panama	8.88	9-30-2027	135,000	194,570
Republic of Panama	9.38	4-1-2029	360,000	554,854
Republic of Peru	5.63	11-18-2050	365,000	563,925
Republic of Philippines	5.50	3-30-2026	705,000	841,809
Republic of Philippines	6.38	10-23-2034	185,000	273,097
Republic of Poland	3.00	3-17-2023	215,000	223,600
Republic of Poland	3.25	4-6-2026	10,000	10,809
Republic of Poland	5.13	4-21-2021	10,000	10,385
State of Israel	4.00	6-30-2022	365,000	383,184
State of Israel	5.50	12-4-2023	240,000	279,452
State of Israel	5.50	9-18-2033	6,000	8,838
United Mexican States	4.00	10-2-2023	10,000	10,650
United Mexican States	4.13	1-21-2026	150,000	164,064
United Mexican States	4.15	3-28-2027	205,000	225,246
United Mexican States	4.35	1-15-2047	225,000	247,725
United Mexican States	4.75	3-8-2044	184,000	212,888
United Mexican States	5.55	1-21-2045	180,000	231,302
United Mexican States	5.75	10-12-2099	21,000	26,434
United Mexican States	6.05	1-11-2040	40,000	53,650
United Mexican States	7.50	4-8-2033	510,000	754,168
United Mexican States	8.30	8-15-2031	60,000	93,840

Total Yankee Government Bonds (Cost $13,475,965)				14,494,177

	Yield		Shares
Short-Term Investments: 1.71%

Investment Companies: 1.71%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.52		11,379,432	11,379,432

Total Short-Term Investments (Cost $11,379,432)				11,379,432

Total investments in securities (Cost $636,416,814)	100.75%	670,431,977

Other assets and liabilities, net	(0.75)	(4,996,641)

Total net assets	100.00%	$665,435,336

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  49

Portfolio of investments—February 29, 2020

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

EDA	Economic Development Authority

FFCB	Federal Farm Credit Banks

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

National	National Public Finance Guarantee Corporation

TVA	Tennessee Valley Authority

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	6,855,231	212,862,313	(208,338,112)	11,379,432	$0	$0	$185,121	$11,379,432	1.71%

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

EMERGING MARKETS BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 13.93%

Azerbaijan: 0.50%
State Oil Company of the Azerbaijan Republic (Energy, Oil, Gas & Consumable Fuels)	4.75%	3-13-2023	$200,000	$210,074

Bahrain: 1.04%
CBB International Sukuk Company 6 SPC (Financials, Diversified Financial Services)	5.25	3-20-2025	200,000	214,134
Oil & Gas Holding Company (Energy, Oil, Gas & Consumable Fuels)	7.63	11-7-2024	200,000	229,666

				443,800

Chile: 1.83%
Codelco Incorporated (Materials, Metals & Mining)	4.25	7-17-2042	250,000	272,863
Codelco Incorporated (Materials, Metals & Mining)	4.88	11-4-2044	250,000	298,688
Empresa Nacional del Petroleo (Energy, Oil, Gas & Consumable Fuels)	3.75	8-5-2026	200,000	207,907

				779,458

China: 1.48%
Sinopec Group Overseas Development (2015) Limited (Energy, Oil, Gas & Consumable Fuels)	3.00	4-12-2022	200,000	205,234
Sinopec Group Overseas Development (2015) Limited (Energy, Oil, Gas & Consumable Fuels)	3.25	4-28-2025	200,000	213,264
State Grid Overseas Investment (2016) Limited (Utilities, Electric Utilities)	2.88	5-18-2026	200,000	210,933

				629,431

Hong Kong: 0.50%
CNAC Hong Kong Finbridge Company Limited (Materials, Chemicals)	4.63	3-14-2023	200,000	213,482

Indonesia: 0.57%
PT Pertamina Persero Tbk (Energy, Oil, Gas & Consumable Fuels)	5.63	5-20-2043	200,000	241,294

Kazakhstan: 1.08%
KazMunayGas National Company JSC (Energy, Oil, Gas & Consumable Fuels)	5.75	4-19-2047	200,000	245,000
KaztransGas Company JSC (Energy, Oil, Gas & Consumable Fuels)	4.38	9-26-2027	200,000	213,323

				458,323

Malaysia: 0.92%
Petronas Capital Limited (Energy, Oil, Gas & Consumable Fuels)	4.50	3-18-2045	300,000	392,891

Mexico: 2.59%
Comision Federal de Electricidad (Utilities, Electric Utilities)	5.75	2-14-2042	200,000	234,502
Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels)	5.63	1-23-2046	250,000	219,000
Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels) 144A	5.95	1-28-2031	470,000	458,250
Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels)	6.75	9-21-2047	200,000	190,856

				1,102,608

Netherlands: 0.65%
MDC-GMTN BV (Financials, Diversified Financial Services)	3.75	4-19-2029	250,000	275,879

Peru: 0.52%
Corporacion Financiera de Desarollo SA (Financials, Diversified Financial Services)	4.75	7-15-2025	200,000	219,502

Saudi Arabia: 0.96%
KSA Sukuk Limited (Financials, Diversified Financial Services)	2.89	4-20-2022	200,000	204,086
KSA Sukuk Limited (Financials, Diversified Financial Services)	2.97	10-29-2029	200,000	204,538

				408,624

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  51

Portfolio of investments—February 29, 2020

EMERGING MARKETS BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
South Africa: 0.47%
Eskom Holdings SOC Limited (Utilities, Electric Utilities)	6.75%	8-6-2023	$200,000	$199,700

United Arab Emirates: 0.55%
Abu Dhabi Crude Oil Pipeline LLC (Energy, Oil, Gas & Consumable Fuels)	4.60	11-2-2047	200,000	235,020

Venezuela: 0.27%
Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) †	5.38	4-12-2027	200,000	20,000
Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) †	5.38	4-12-2027	350,000	35,000
Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) †	5.50	4-12-2037	200,000	20,000
Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) †	9.00	11-17-2021	400,000	40,000

				115,000

Total Yankee Corporate Bonds and Notes (Cost $5,907,958)				5,925,086

Yankee Government Bonds: 83.87%
Abu Dhabi Government	2.50	10-11-2022	400,000	406,857
Abu Dhabi Government	3.13	10-11-2027	200,000	214,186
Abu Dhabi Government	3.13	9-30-2049	200,000	203,200
Arab Republic of Egypt	5.58	2-21-2023	200,000	206,960
Arab Republic of Egypt	6.13	1-31-2022	200,000	206,601
Arab Republic of Egypt	8.50	1-31-2047	250,000	267,530
Arab Republic of Egypt	8.70	3-1-2049	200,000	215,215
Bolivia Government	4.88	10-29-2022	200,000	207,002
China Development Bank	4.00	1-24-2037	350,000	417,467
Dominican Republic	5.95	1-25-2027	800,000	875,008
Dominican Republic	6.00	7-19-2028	200,000	221,002
Export Credit Bank of Turkey	5.00	9-23-2021	200,000	200,757
Export-Import Bank of China	2.00	4-26-2021	450,000	451,994
Export-Import Bank of India	3.25	1-15-2030	200,000	202,101
Export-Import Bank of India	4.00	1-14-2023	250,000	262,806
Federation of Malaysia	3.18	4-27-2026	400,000	435,804
Federative Republic of Brazil	4.63	1-13-2028	600,000	662,396
Federative Republic of Brazil	5.63	1-7-2041	450,000	529,317
Government of Jamaica	7.88	7-28-2045	300,000	406,503
Islamic Republic of Pakistan	8.25	4-15-2024	350,000	393,160
Kingdom of Bahrain	6.75	9-20-2029	200,000	227,294
Kingdom of Bahrain	7.00	10-12-2028	400,000	462,520
Kingdom of Jordan	5.75	1-31-2027	300,000	316,563
Kingdom of Morocco	4.25	12-11-2022	200,000	209,964
Kuwait Government	3.50	3-20-2027	200,000	218,562
Lebanese Republic	6.60	11-27-2026	300,000	76,125
Lebanese Republic	7.05	11-2-2035	200,000	50,000
Lebanese Republic	8.25	4-12-2021	350,000	95,928
Mongolia Government	5.63	5-1-2023	250,000	251,067
Oman Government	3.88	3-8-2022	300,000	301,152
Oman Government	4.40	6-1-2024	250,000	253,675
Oman Government	6.50	3-8-2047	400,000	373,808
Oriental Republic of Uruguay	4.50	8-14-2024	250,000	272,503
Oriental Republic of Uruguay	5.10	6-18-2050	450,000	565,317
Oriental Republic of Uruguay	7.88	1-15-2033	125,000	191,720
Perusahaan Penerbit SBSN Indonesia III	4.55	3-29-2026	500,000	557,580
Qatar Government	3.25	6-2-2026	200,000	212,500
Qatar Government	4.00	3-14-2029	400,000	452,149
Qatar Government	4.63	6-2-2046	450,000	560,374
Republic of Angola	8.25	5-9-2028	400,000	410,411

The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

EMERGING MARKETS BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)
Republic of Angola	9.50%	11-12-2025	$200,000	$222,786
Republic of Argentina	4.63	1-11-2023	100,000	43,001
Republic of Argentina	5.63	1-26-2022	350,000	162,750
Republic of Argentina	7.50	4-22-2026	600,000	259,506
Republic of Argentina	7.63	4-22-2046	250,000	100,378
Republic of Azerbaijan	3.50	9-1-2032	200,000	199,750
Republic of Belarus	7.63	6-29-2027	200,000	228,417
Republic of Chile	3.24	2-6-2028	200,000	215,002
Republic of Chile	3.86	6-21-2047	150,000	173,423
Republic of Colombia	3.88	4-25-2027	543,000	584,268
Republic of Colombia	5.00	6-15-2045	286,000	345,345
Republic of Colombia	7.38	9-18-2037	250,000	369,375
Republic of Costa Rica	7.00	4-4-2044	350,000	357,879
Republic of Cote d’Ivoire	6.13	6-15-2033	200,000	204,388
Republic of Croatia	6.00	1-26-2024	200,000	228,470
Republic of Ecuador	7.95	6-20-2024	350,000	259,441
Republic of Ecuador	7.95	6-20-2024	200,000	148,252
Republic of Ecuador	9.63	6-2-2027	300,000	222,378
Republic of El Salvador	7.65	6-15-2035	347,000	386,041
Republic of Gabon	6.38	12-12-2024	150,000	156,470
Republic of Ghana	7.63	5-16-2029	300,000	303,000
Republic of Ghana	8.63	6-16-2049	200,000	198,000
Republic of Guatemala	4.38	6-5-2027	200,000	209,750
Republic of Honduras	6.25	1-19-2027	150,000	167,064
Republic of Hungary	5.38	2-21-2023	270,000	296,054
Republic of Hungary	5.38	3-25-2024	200,000	226,700
Republic of Indonesia	4.10	4-24-2028	300,000	328,871
Republic of Indonesia	4.63	4-15-2043	200,000	233,757
Republic of Indonesia	4.88	5-5-2021	200,000	206,700
Republic of Indonesia	5.13	1-15-2045	200,000	248,405
Republic of Indonesia	7.75	1-17-2038	25,000	38,717
Republic of Iraq	5.80	1-15-2028	250,000	236,740
Republic of Kazakhstan	4.88	10-14-2044	300,000	385,099
Republic of Kazakhstan	5.13	7-21-2025	200,000	229,250
Republic of Kenya	6.88	6-24-2024	200,000	213,497
Republic of Kenya	8.25	2-28-2048	200,000	213,630
Republic of Nigeria	7.63	11-21-2025	200,000	218,733
Republic of Nigeria	7.63	11-28-2047	200,000	186,224
Republic of Nigeria	7.88	2-16-2032	300,000	301,423
Republic of Panama	4.00	9-22-2024	563,000	608,609
Republic of Panama	4.50	5-15-2047	350,000	436,191
Republic of Paraguay	5.00	4-15-2026	250,000	280,003
Republic of Peru	4.13	8-25-2027	100,000	114,251
Republic of Peru	6.55	3-14-2037	365,000	554,800
Republic of Peru	7.35	7-21-2025	100,000	127,500
Republic of Peru	8.75	11-21-2033	25,000	42,344
Republic of Philippines	3.70	2-2-2042	200,000	237,790
Republic of Philippines	4.20	1-21-2024	200,000	216,586
Republic of Philippines	5.50	3-30-2026	379,000	452,547
Republic of Philippines	6.38	1-15-2032	300,000	420,595
Republic of Poland	3.25	4-6-2026	400,000	432,348
Republic of Poland	5.13	4-21-2021	225,000	233,667
Republic of Senegal	6.25	5-23-2033	250,000	262,100
Republic of Serbia	7.25	9-28-2021	200,000	216,240
Republic of Slovak	4.38	5-21-2022	200,000	211,132

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  53

Portfolio of investments—February 29, 2020

EMERGING MARKETS BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)
Republic of South Africa	4.85%	9-30-2029	$600,000	$602,026
Republic of South Africa	6.25	3-8-2041	200,000	214,000
Republic of Sri Lanka	5.75	1-18-2022	250,000	251,266
Republic of Sri Lanka	6.35	6-28-2024	400,000	396,030
Republic of Sri Lanka	6.75	4-18-2028	300,000	273,825
Republic of Turkey	5.60	11-14-2024	200,000	199,250
Republic of Turkey	6.63	2-17-2045	600,000	563,538
Republic of Turkey	7.63	4-26-2029	200,000	213,728
Republic of Turkey	8.00	2-14-2034	200,000	220,440
Republic of Uzbekistan	4.75	2-20-2024	200,000	210,491
Republic of Venezuela †	6.00	12-9-2020	225,000	33,750
Republic of Venezuela †	7.00	3-31-2038	200,000	30,000
Republic of Venezuela †	9.00	5-7-2023	1,010,000	151,500
Republic of Zambia	8.50	4-14-2024	200,000	131,035
Romania Government	4.38	8-22-2023	200,000	214,000
Romania Government	4.88	1-22-2024	250,000	274,438
Russian Federation	4.50	4-4-2022	200,000	210,000
Russian Federation	4.88	9-16-2023	200,000	218,682
Russian Federation	5.10	3-28-2035	200,000	240,498
Russian Federation	5.25	6-23-2047	200,000	258,550
Russian Federation	12.75	6-24-2028	250,000	430,000
Saudi Government	2.88	3-4-2023	200,000	205,000
Saudi Government	3.63	3-4-2028	200,000	214,302
Saudi Government	4.50	4-17-2030	200,000	231,803
Saudi Government	4.50	10-26-2046	200,000	229,212
Saudi Government	4.63	10-4-2047	200,000	233,440
Trinidad & Tobago Government	4.50	8-4-2026	200,000	209,002
Ukraine Government	7.38	9-25-2032	200,000	214,130
Ukraine Government	7.75	9-1-2023	200,000	216,500
Ukraine Government	7.75	9-1-2025	400,000	435,408
Ukraine Government	7.75	9-1-2027	100,000	109,226
United Mexican States	4.00	10-2-2023	200,000	213,002
United Mexican States	4.60	2-10-2048	200,000	228,252
United Mexican States	5.55	1-21-2045	150,000	192,752
United Mexican States	6.75	9-27-2034	150,000	217,127

Total Yankee Government Bonds (Cost $35,937,967)				35,686,918

	Yield		Shares
Short-Term Investments: 2.17%

Investment Companies: 2.17%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52		922,295	922,295

Total Short-Term Investments (Cost $922,295)				922,295

Total investments in securities (Cost $42,768,220)	99.97%	42,534,299

Other assets and liabilities, net	0.03	13,389

Total net assets	100.00%	$42,547,688

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

EMERGING MARKETS BOND PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	2,749,145	8,756,029	(10,582,879)	922,295	$0	$0	$7,448	$922,295	2.17%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  55

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value
Common Stocks: 92.40%

Belgium: 0.01%
Titan Cement International SA (Materials, Construction Materials) †	1,923	$27,131

Brazil: 5.47%
Aliansce Sonae Shopping Centers SA (Real Estate, Real Estate Management & Development)	7,000	71,489
Ambev SA (Consumer Staples, Beverages)	230,400	749,126
Arezzo Industria e Comercio SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,800	37,631
Atacadao Distribuicao Comercio e Industria Limitada (Consumer Staples, Food & Staples Retailing)	20,300	93,921
B2W Companhia Digital (Consumer Discretionary, Internet & Direct Marketing Retail) †	10,535	146,414
B3 Brasil Bolsa Balcao SA (Financials, Capital Markets)	103,700	1,113,084
Banco BTG Pactual SA (Financials, Capital Markets)	1,600	11,982
Banco de Brasil SA (Financials, Banks)	76,200	798,482
BB Seguridade Participacoes SA (Financials, Insurance)	33,800	240,732
BK Brasil Operacao e Assessoria a Restaurantes SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,900	29,157
BR Malls Participacoes SA (Real Estate, Real Estate Management & Development)	47,200	172,465
BRF SA (Consumer Staples, Food Products) †	32,300	195,307
CCR SA (Industrials, Transportation Infrastructure)	69,182	252,631
Centrais Electricas Brasileiras SA (Utilities, Electric Utilities)	18,900	145,937
Cia de Locacao das Americas (Industrials, Road & Rail)	14,300	67,664
Cia Siderurgica Nacional SA (Materials, Metals & Mining)	38,200	95,502
Cielo SA (Information Technology, IT Services)	70,500	107,991
Cogna Educacao (Consumer Discretionary, Diversified Consumer Services)	80,569	181,789
Companhia de Saneamento Basico do Estado de Sao Paulo SA (Utilities, Water Utilities)	19,041	250,153
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	3,059	41,255
Companhia Hering SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	8,410	42,389
Cosan SA Industria e Comercio (Energy, Oil, Gas & Consumable Fuels)	8,400	137,442
CPFL Energia SA (Utilities, Electric Utilities)	8,600	68,328
CPFL Energias Renovaveis SA (Utilities, Independent Power & Renewable Electricity Producers) †	3,347	12,806
CVC Brasil Operadora e Agencia de Viagens SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	7,164	41,220
Cyrela Brazil Realty SA Empreendimentos e Participacoes (Consumer Discretionary, Household Durables)	15,600	104,060
Duratex SA (Materials, Paper & Forest Products)	17,000	66,108
Ecorodovias Infraestrutura Logistica SA (Industrials, Transportation Infrastructure) †	9,600	33,876
EDP Energias do Brasil SA (Utilities, Electric Utilities)	13,747	62,804
Embraer SA (Industrials, Aerospace & Defense) †	36,530	138,543
Eneva SA (Utilities, Independent Power & Renewable Electricity Producers) †	8,100	77,434
Engie Brasil Energia SA (Utilities, Independent Power & Renewable Electricity Producers)	8,500	90,343
Equatorial Energia SA (Utilities, Electric Utilities)	49,870	275,005
EZTEC Empreendimentos e Participacoes SA (Consumer Discretionary, Household Durables)	1	10
Fleury SA (Health Care, Health Care Providers & Services)	13,205	87,878
Grendene SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	16,620	36,050
Guararapes Confeccoes SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,700	28,903
Hapvida Participacoes e Investimentos SA (Health Care, Health Care Providers & Services) 144A	12,000	148,125
Hypermarcas SA (Health Care, Pharmaceuticals)	21,036	161,349
Iguatemi Empresa de Shopping Centers SA (Real Estate, Real Estate Management & Development)	5,280	58,835
Iochpe Maxion SA (Industrials, Machinery)	6,800	29,561
IRB-Brasil Resseguros SA (Financials, Insurance)	42,800	318,232
JBS SA (Consumer Staples, Food Products)	57,829	293,548
Light SA (Utilities, Electric Utilities)	10,200	49,473
Linx SA (Information Technology, Software)	8,900	62,453
Localiza Rent A Car SA (Industrials, Road & Rail)	30,977	343,165
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	42,256	503,644
M. Dias Branco SA (Consumer Staples, Food Products)	6,955	63,766

The accompanying notes are an integral part of these financial statements.

56  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Brazil (continued)
Magazine Luiza SA (Consumer Discretionary, Multiline Retail)	35,400	$399,921
Marfrig Global Foods SA (Consumer Staples, Food Products) †	9,600	25,911
MRV Engenharia e Participacoes SA (Consumer Discretionary, Household Durables)	16,800	73,220
Multiplan Empreendimentos Imobiliarios SA (Real Estate, Real Estate Management & Development)	17,700	120,800
Natura & Company Holding SA (Consumer Staples, Personal Products)	17,952	182,695
Notre Dame Intermedica Participacoes SA (Health Care, Health Care Providers & Services)	21,300	301,169
Odontoprev SA (Health Care, Health Care Providers & Services)	13,562	50,009
Oi SA ADR (Communication Services, Diversified Telecommunication Services) †	280,500	62,725
Petrobras Distribuidora SA (Consumer Discretionary, Specialty Retail)	42,200	246,298
Porto Seguro SA (Financials, Insurance)	4,868	66,381
Qualicorp SA (Health Care, Health Care Providers & Services)	11,301	86,554
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	11,033	295,815
Rumo SA (Industrials, Road & Rail) †	61,100	288,565
Sao Martinho SA (Consumer Staples, Food Products)	8,911	52,786
Smiles Fidelidade SA (Communication Services, Media)	3,200	23,457
Suzano Papel e Celulose SA (Materials, Paper & Forest Products)	28,756	245,255
Tim Participacoes SA (Communication Services, Wireless Telecommunication Services)	42,200	152,214
Totvs SA (Information Technology, Software)	8,300	131,797
Ultrapar Participacoes SA (Energy, Oil, Gas & Consumable Fuels)	44,396	189,422
Via Varejo SA (Consumer Discretionary, Specialty Retail) †	47,600	146,997
WEG SA (Industrials, Electrical Equipment)	42,033	405,582
YDUQS Part (Consumer Discretionary, Diversified Consumer Services)	16,533	191,842

		11,877,477

Chile: 1.07%
Aguas Andinas SA Class A (Utilities, Water Utilities)	117,904	40,365
Antarchile SA (Industrials, Industrial Conglomerates)	6,822	55,813
Banco de Chile (Financials, Banks)	1,707,043	150,376
Banco de Credito e Inversiones (Financials, Banks)	3,083	114,967
Banco Santander Chile SA (Financials, Banks)	1,839,876	82,085
CAP SA (Materials, Metals & Mining)	4,141	23,631
Cencosud SA (Consumer Staples, Food & Staples Retailing)	71,798	84,863
Cencosud Shopping SA (Real Estate, Real Estate Management & Development) †	74,801	141,728
Colbun SA (Utilities, Independent Power & Renewable Electricity Producers)	308,126	38,690
Compania Cervecerias Unidas SA (Consumer Staples, Beverages)	8,014	60,201
Empresa Nacional de Telecomunicaciones SA (Communication Services, Wireless Telecommunication Services) †	6,409	34,158
Empresas CMPC SA (Materials, Paper & Forest Products)	65,164	132,948
Empresas Copec SA (Energy, Oil, Gas & Consumable Fuels)	25,942	202,742
Enel Americas SA (Utilities, Electric Utilities)	1,058,686	178,894
Enel Chile SA (Utilities, Electric Utilities)	1,165,717	104,701
Engie Energia Chile SA (Utilities, Electric Utilities)	17,318	22,559
Gener SA (Utilities, Independent Power & Renewable Electricity Producers)	97,049	14,291
Grupo Security SA (Financials, Banks)	157,467	31,376
Hortifrut SA (Consumer Staples, Food Products)	17,052	22,931
Inversiones Aguas Metropolitanas SA (Utilities, Water Utilities)	10,015	8,752
Inversiones La Construccion SA (Financials, Diversified Financial Services)	2,201	16,550
Itau CorpBanca SA (Financials, Banks)	9,840,605	36,107
LATAM Airlines Group SA (Industrials, Airlines)	25,300	169,857
Parque Arauco SA (Real Estate, Real Estate Management & Development)	37,061	76,125
Plaza SA (Real Estate, Real Estate Management & Development)	20,268	33,949
Quinenco SA (Industrials, Industrial Conglomerates)	22,566	39,368
Ripley Corporation SA (Consumer Discretionary, Multiline Retail)	61,988	24,485
SACI Falabella (Consumer Discretionary, Multiline Retail)	65,173	218,203
Sigdo Koppers SA (Industrials, Industrial Conglomerates)	25,842	27,804

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  57

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Chile (continued)
SMU SA (Consumer Staples, Food & Staples Retailing)	182,790	$27,712
Sociedad Matriz SAAM SA (Industrials, Transportation Infrastructure)	241,915	16,563
Sonda SA (Information Technology, IT Services)	33,009	23,868
Vina Concha y Toro SA (Consumer Staples, Beverages)	36,794	61,208

		2,317,870

China: 17.30%
3SBio Incorporated (Health Care, Biotechnology) 144A†	63,500	67,487
58.com Incorporated ADR (Communication Services, Interactive Media & Services) †	6,063	334,496
A Living Services Company Limited H Shares (Industrials, Commercial Services & Supplies) 144A	15,750	72,286
Agile Property Holdings Limited (Real Estate, Real Estate Management & Development)	74,000	105,802
Agricultural Bank of China Limited H Shares (Financials, Banks)	1,511,000	613,144
Air China Limited H Shares (Industrials, Airlines)	110,000	90,882
Aluminum Corporation of China Limited H Shares (Materials, Metals & Mining) †	200,000	54,223
Anhui Conch Cement Company Limited H Shares (Materials, Construction Materials)	57,000	426,884
Anhui Gujing Distillery Company Class B (Consumer Staples, Beverages)	4,900	45,617
ANTA Sports Products Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	49,000	399,873
BAIC Motor Corporation Limited H Shares (Consumer Discretionary, Automobiles) 144A	81,500	40,542
Baidu Incorporated ADR (Communication Services, Interactive Media & Services) †	12,650	1,517,747
Bank of China Limited H Shares (Financials, Banks)	4,017,000	1,605,353
Bank of Communications Limited H Shares (Financials, Banks)	390,000	253,770
Baozun Incorporated ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	2,989	94,811
BBMG Corporation H Shares (Materials, Construction Materials)	111,000	31,766
Beijing Capital International Airport Company Limited H Shares (Industrials, Transportation Infrastructure)	98,000	77,168
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	280,000	131,874
Bosideng International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	160,000	47,223
BYD Company Limited H Shares (Consumer Discretionary, Automobiles)	34,500	214,786
CGN Power Company Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers) 144A	426,000	104,781
China Aoyuan Group Limited (Real Estate, Real Estate Management & Development)	65,000	96,027
China Cinda Asset Management Company Limited H Shares (Financials, Capital Markets)	416,000	88,215
China CITIC Bank H Shares (Financials, Banks)	498,351	261,094
China Coal Energy Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	160,000	52,123
China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	230,000	173,688
China Communications Services Corporation Limited H Shares (Industrials, Construction & Engineering)	120,000	94,288
China Conch Venture Holdings Limited (Industrials, Machinery)	80,500	393,836
China Eastern Airlines Company H Shares (Industrials, Airlines) †	102,000	44,946
China Energy Engineering Corporation Limited H Shares (Industrials, Construction & Engineering)	348,000	38,840
China Everbright Bank Company Limited H Shares (Financials, Banks)	178,000	71,921
China Galaxy Securities Company Limited H Shares (Financials, Capital Markets)	180,500	102,134
China Huarong Asset Management Company Limited H Shares (Financials, Capital Markets) 144A	465,000	64,230
China Life Insurance Company H Shares (Financials, Insurance)	369,000	891,655
China Longyuan Power Group Corporation H Shares (Utilities, Independent Power & Renewable Electricity Producers)	150,000	78,817
China Medical System Holding Limited (Health Care, Pharmaceuticals)	74,000	93,574
China Mengniu Dairy Company Limited (Consumer Staples, Food Products)	137,000	500,692
China Merchants Bank Company Limited H Shares (Financials, Banks)	193,500	930,909
China Merchants Securities H Shares (Financials, Capital Markets)	22,800	27,875
China Minsheng Banking Corporation Limited H Shares (Financials, Banks)	355,200	243,082
China Molybdenum Company Limited H Shares (Materials, Metals & Mining)	153,000	58,469
China National Building Material Company Limited H Shares (Materials, Construction Materials)	178,000	211,558
China Oilfield Services Limited H Shares (Energy, Energy Equipment & Services)	76,000	99,329

The accompanying notes are an integral part of these financial statements.

58  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

China (continued)
China Overseas Property Holding Limited (Real Estate, Real Estate Management & Development)	65,000	$53,512
China Pacific Insurance H Shares (Financials, Insurance)	123,000	412,621
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	1,240,000	641,770
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	89,500	103,546
China Railway Group Limited H Shares (Industrials, Construction & Engineering)	198,000	113,747
China Railway Signal & Communication Corporation Limited H Shares (Information Technology, Electronic Equipment, Instruments & Components) 144A	77,000	40,187
China Reinsurance Group Corporation H Shares (Financials, Insurance)	316,000	43,429
China Resources Cement Holdings Limited (Materials, Construction Materials)	106,000	136,192
China Resources Gas Group Limited (Utilities, Gas Utilities)	40,000	201,598
China Resources Phoenix Healthcare Holdings Company Limited (Health Care, Health Care Providers & Services)	45,500	23,850
China Shenhua Energy Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	180,500	317,371
China Southern Airlines Company H Shares (Industrials, Airlines)	94,000	50,590
China State Construction International Holdings (Industrials, Construction & Engineering)	78,000	64,127
China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	694,000	262,337
China Tower Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services) 144A	2,264,000	559,166
China Vanke Company Limited H Shares (Real Estate, Real Estate Management & Development)	71,000	278,043
Chongqing Rural Commercial Bank H Shares (Financials, Banks)	151,000	68,996
CIFI Holdings Group Company Limited (Real Estate, Real Estate Management & Development)	190,000	149,380
Cimc Enric Holdings Limited (Industrials, Machinery)	38,000	20,081
CITIC Securities Company Limited H Shares (Financials, Capital Markets)	110,500	243,060
Cofco Meat Holdings Limited (Consumer Staples, Food Products) †	83,000	21,059
COSCO Shipping Development Company Limited H Shares (Industrials, Marine)	182,000	22,893
COSCO Shipping Holdings Company Limited H Shares (Industrials, Marine) †	123,000	41,667
COSCO Shipping Ports Limited (Industrials, Transportation Infrastructure)	92,000	61,817
Country Garden Holdings Company Limited (Real Estate, Real Estate Management & Development)	368,000	499,949
CRRC Corporation Limited H Shares (Industrials, Machinery)	224,000	145,885
CSC Financial Company Limited H Shares (Financials, Capital Markets)	45,000	40,771
Dali Foods Group Company Limited (Consumer Staples, Food Products) 144A	117,000	77,799
Datang International Power Generation Company Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	74,000	11,730
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	136,000	109,145
ENN Energy Holdings Limited (Utilities, Gas Utilities)	37,500	423,015
Fuyao Glass Industry Group Company Limited H Shares (Consumer Discretionary, Auto Components)	25,200	73,032
GF Securities Company Limited H Shares (Financials, Capital Markets)	65,600	79,989
Great Wall Motor Company Limited H Shares (Consumer Discretionary, Automobiles)	161,500	119,484
Greentown Service Group Company Limited (Industrials, Commercial Services & Supplies)	56,000	71,084
Guangzhou Automobile Group Company Limited H Shares (Consumer Discretionary, Automobiles)	140,400	159,303
Guangzhou R&F Properties Company Limited H Shares (Real Estate, Real Estate Management & Development)	50,400	79,464
Guotai Junan Securities Company Limited H Shares (Financials, Capital Markets)	39,200	66,684
Haidilao International Holding Limited (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	37,455	155,740
Haitian International Holdings Limited (Industrials, Machinery)	32,000	63,797
Haitong Securities Company Limited H Shares (Financials, Capital Markets)	140,800	155,219
Hengan International Group Company Limited (Consumer Staples, Personal Products)	32,000	241,203
Huaneng Power International Incorporated H Shares (Utilities, Independent Power & Renewable Electricity Producers)	192,000	78,170
Huatai Securities Company Limited H Shares (Financials, Capital Markets) 144A	81,200	143,612
Huaxin Cement Company Limited Class B (Materials, Construction Materials)	17,600	30,397
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	3,663,000	2,523,438
Inner Mongolia Yitai Coal Company Limited Class B (Energy, Oil, Gas & Consumable Fuels)	72,900	50,167
JD.com Incorporated ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	53,877	2,074,803
Jiangsu Express Company Limited H Shares (Industrials, Transportation Infrastructure)	66,000	76,872

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  59

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

China (continued)
Jiangxi Copper Company Limited H Shares (Materials, Metals & Mining)	60,000	$71,561
Joy City Property Limited (Real Estate, Real Estate Management & Development)	240,000	23,172
JOYY Incorporated ADR (Communication Services, Interactive Media & Services) †	2,305	124,401
Kingboard Chemicals Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	35,500	95,140
Kunlun Energy Company Limited (Utilities, Gas Utilities)	194,000	137,242
KWG Property Holding Limited (Real Estate, Real Estate Management & Development)	68,500	102,855
Lao Feng Xiang Company Limited Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	15,512	48,459
Legend Holdings Corporation H Shares (Information Technology, Technology Hardware, Storage & Peripherals) 144A	31,400	54,382
Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	342,000	215,231
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	98,000	263,995
Logan Property Holdings Company Limited (Real Estate, Real Estate Management & Development)	66,000	115,285
Longfor Properties Company Limited (Real Estate, Real Estate Management & Development)	78,000	368,917
Luye Pharma Group Limited (Health Care, Pharmaceuticals) 144A	94,500	58,721
Metallurgical Corporation of China Limited H Shares (Industrials, Construction & Engineering)	190,000	37,210
Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	7,101	54,986
Momo Incorporated ADR (Communication Services, Interactive Media & Services)	7,708	216,749
NetEase Incorporated ADR (Communication Services, Entertainment)	5,751	1,832,901
New China Life Insurance Company Limited H Shares (Financials, Insurance)	48,500	189,593
New Oriental Education & Technology Group Incorporated ADR (Consumer Discretionary, Diversified Consumer Services) †	7,236	925,412
Nexteer Automotive Group Limited (Consumer Discretionary, Auto Components)	45,000	33,611
Orient Securities Company Limited of China H Shares (Financials, Diversified Financial Services)	46,400	27,379
People’s Insurance Company Group of China Limited H Shares (Financials, Insurance)	418,000	150,310
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	1,078,692	421,383
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	348,000	368,002
Ping An Insurance Group Company H Shares (Financials, Insurance)	284,000	3,235,423
Postal Savings Bank of China Company Limited H Shares (Financials, Banks)	609,000	388,535
Seazen Group Limited (Real Estate, Real Estate Management & Development)	86,000	90,389
Semiconductor Manufacturing International Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †	145,500	287,560
Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	120,000	156,585
Shanghai Baosight Software Company Limited Class B (Information Technology, Software)	20,600	46,099
Shanghai Electric Group Company Limited H Shares (Industrials, Electrical Equipment)	170,000	48,469
Shanghai Fosun Pharmaceutical Company Limited H Shares (Health Care, Pharmaceuticals)	30,500	87,462
Shanghai Lujiazui Finance & Trade Zone Development Company Limited (Real Estate, Real Estate Management & Development)	74,440	59,417
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	44,800	82,748
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	54,500	105,398
Shimao Property Holding Limited (Real Estate, Real Estate Management & Development)	50,500	185,098
Silergy Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	4,000	132,812
Sino Biopharmaceutical Limited Sino Biopharmaceutical(Health Care, Pharmaceuticals)	356,000	527,639
Sinopec Engineering Group H Shares (Industrials, Construction & Engineering)	83,000	41,319
Sinopec Shanghai Petrochemical Company Limited H Shares (Materials, Chemicals)	164,000	42,519
Sinopharm Group Company Limited H Shares (Health Care, Health Care Providers & Services)	61,200	192,264
Sinotrans Limited H Shares (Industrials, Air Freight & Logistics)	104,000	29,896
Tal Education Group ADR (Consumer Discretionary, Diversified Consumer Services) †	15,936	866,759
Tencent Music Entertainment ADR (Communication Services, Entertainment) †	9,467	114,835
Tingyi Holding Corporation (Consumer Staples, Food Products)	88,000	161,578
Tong Ren Tang Technologies Company Limited H Shares (Health Care, Pharmaceuticals)	38,000	35,099
Travelsky Technology Limited H Shares (Information Technology, IT Services)	51,000	100,970
Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	34,000	179,598
Uni-President China Holdings Limited (Consumer Staples, Food Products)	70,000	72,707

The accompanying notes are an integral part of these financial statements.

60  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

China (continued)
Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	28,156	$361,241
Want Want China Holdings Limited (Consumer Staples, Food Products)	334,000	262,164
Weibo Corporation ADR (Communication Services, Interactive Media & Services) †	5,606	236,237
Weichai Power Company Limited H Shares (Industrials, Machinery)	101,000	202,643
WuXi AppTec Company Limited (Health Care, Life Sciences Tools & Services) 144A	7,400	111,010
Yantai Changyu Pioneer Wine Company Limited Class B (Consumer Staples, Beverages)	21,800	38,959
Yanzhou Coal Mining Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	84,000	64,550
Yuexiu Transport Infrastructure Limited (Industrials, Transportation Infrastructure)	54,000	42,103
Zhaojin Mining Industry Company Limited H Shares (Materials, Metals & Mining)	48,000	56,944
Zhejiang Expressway Company Limited H Shares (Industrials, Transportation Infrastructure)	76,000	57,907
Zhongsheng Group Holdings Limited (Consumer Discretionary, Specialty Retail)	27,000	103,967
Zhuzhou CSR Times Electric Company Limited H Shares (Industrials, Electrical Equipment)	28,700	101,933
Zijin Mining Group Company Limited H Shares (Materials, Metals & Mining)	262,000	118,237
ZTE Corporation H Shares (Information Technology, Communications Equipment) †	33,600	142,901

		37,538,479

Colombia: 0.32%
Almacenes Exito SA (Consumer Staples, Food & Staples Retailing)	6,432	28,804
Banco de Bogota SA (Financials, Banks)	2,561	62,613
Cementos Argos SA (Materials, Construction Materials)	28,691	43,209
Corporacion Financiera Colombiana SA (Financials, Diversified Financial Services)	6,649	60,837
Grupo Argos SA (Materials, Construction Materials)	17,276	73,636
Grupo de Inversiones Suramericana SA (Financials, Diversified Financial Services)	14,394	124,749
Grupo Energia Bogota SA (Utilities, Gas Utilities)	140,775	96,405
Grupo Nutresa SA (Consumer Staples, Food Products)	14,923	99,311
Interconexion Electrica SA (Utilities, Electric Utilities)	19,668	103,951

		693,515

Czech Republic: 0.28%
Central European Media Enterprises Limited Class A (Communication Services, Media) †	9,285	40,742
CEZ AS (Utilities, Electric Utilities)	9,931	190,209
Komercni Banka AS (Financials, Banks)	5,758	178,444
Moneta Money Bank (Financials, Banks) 144A	39,294	131,034
O2 Czech Republic AS (Communication Services, Diversified Telecommunication Services)	6,461	59,435

		599,864

Egypt: 0.23%
Commercial International Bank ADR (Financials, Banks)	100,744	505,936

Greece: 0.41%
Alpha Bank AE (Financials, Banks) †	77,060	112,503
Eurobank Ergasias SA (Financials, Banks) †	195,646	124,663
FF Group (Consumer Discretionary, Specialty Retail) †(a)	3,820	0
GEK Terna Holding Real Estate Construction SA (Industrials, Construction & Engineering) †	2,960	19,737
Hellenic Petroleum SA (Energy, Oil, Gas & Consumable Fuels)	4,667	32,665
Hellenic Telecommunications Organization SA (Communication Services, Diversified Telecommunication Services)	13,080	186,097
Jumbo SA (Consumer Discretionary, Specialty Retail)	5,706	90,142
LAMDA Development SA (Real Estate, Real Estate Management & Development) †	3,914	30,548
Motor Oil (Hellas) Corinth Refineries SA (Energy, Oil, Gas & Consumable Fuels)	3,332	54,440
Mytilineos Holdings SA (Industrials, Industrial Conglomerates)	5,030	38,286
National Bank of Greece SA (Financials, Banks) †	31,541	71,709
OPAP SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	7,804	85,119
Piraeus Bank SA (Financials, Banks) †	16,418	36,993

		882,902

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  61

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value
Hong Kong: 1.61%
Beijing Enterprises Holdings Limited (Utilities, Gas Utilities)	23,000	$97,906
China Agri-Industries Holdings Limited (Consumer Staples, Food Products)	119,000	65,471
China Everbright International Limited (Industrials, Commercial Services & Supplies)	166,000	112,375
China Jinmao Holdings Group Limited (Real Estate, Real Estate Management & Development)	288,000	214,823
China Merchants Port Holdings Company Limited (Industrials, Transportation Infrastructure)	68,000	101,055
China Overseas Grand Oceans Group Limited (Real Estate, Real Estate Management & Development)	90,000	62,914
China Power International Development Limited (Utilities, Independent Power & Renewable Electricity Producers)	181,000	33,995
China Resources Beer Holdings Company Limited (Consumer Staples, Beverages)	82,000	386,969
China Resources Pharmaceutical Group Limited (Health Care, Pharmaceuticals)	97,000	85,559
China Resources Power Holdings Company (Utilities, Independent Power & Renewable Electricity Producers)	88,000	105,738
China Traditional Chinese Medicine Holdings Company Limited (Health Care, Pharmaceuticals)	126,000	67,154
China Travel International Investment Hong Kong Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	126,000	20,131
China Unicom Hong Kong Limited (Communication Services, Diversified Telecommunication Services)	316,000	253,927
CSPC Pharmaceutical Group Limited (Health Care, Pharmaceuticals)	230,000	536,143
Far East Horizon Limited (Financials, Diversified Financial Services)	107,000	94,889
Guangdong Investment Limited (Utilities, Water Utilities)	146,000	277,264
Haier Electronics Group Company (Consumer Discretionary, Household Durables)	62,000	180,793
Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	93,000	111,719
Poly Property Group Company Limited (Real Estate, Real Estate Management & Development)	113,000	42,997
Shanghai Industrial Holdings Limited (Industrials, Industrial Conglomerates)	25,000	44,500
Shenzhen Investment Limited (Real Estate, Real Estate Management & Development)	162,000	54,755
Shougang Fushan Resources Group Limited (Materials, Metals & Mining)	140,000	27,219
Sinotruk Hong Kong Limited (Industrials, Machinery)	35,000	68,039
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	111,000	143,461
Universal Medical Financial & Technical Advisory Services Company Limited (Health Care, Health Care Providers & Services) 144A	50,000	35,040
Wharf Holdings Limited (Real Estate, Real Estate Management & Development)	54,000	115,575
Yuexiu Property Company Limited (Real Estate, Real Estate Management & Development)	368,000	76,206
Yuexiu Real Estate Investment Trust (Real Estate, Equity REITs)	133,505	85,952

		3,502,569

Hungary: 0.46%
Magyar Telekom Telecommunications plc (Communication Services, Diversified Telecommunication Services)	34,879	45,319
MOL Hungarian Oil & Gas plc (Energy, Oil, Gas & Consumable Fuels)	30,098	232,284
OTP Bank plc (Financials, Banks)	12,942	568,065
Richter Gedeon (Health Care, Pharmaceuticals)	7,936	161,019

		1,006,687

India: 17.12%
3M India Limited (Industrials, Industrial Conglomerates) †	200	57,271
Aarti Industries Limited (Materials, Chemicals)	11,446	154,805
Aavas Financiers Limited (Financials, Thrifts & Mortgage Finance) †	1,392	36,240
ABB Limited India (Industrials, Electrical Equipment)	3,591	59,331
ABB Power Products & Systems India Limited (Industrials, Commercial Services & Supplies) †(a)‡	718	7,313
ACC Limited (Materials, Construction Materials)	4,508	83,122
Adani Enterprises Limited (Industrials, Trading Companies & Distributors)	24,465	75,038
Adani Gas Limited (Utilities, Gas Utilities)	22,600	42,475
Adani Green Energy Limited (Utilities, Independent Power & Renewable Electricity Producers) †	14,554	31,661
Adani Ports & Special Economic Zone Limited (Industrials, Transportation Infrastructure)	44,394	212,312
Adani Power Limited (Utilities, Independent Power & Renewable Electricity Producers) †	62,441	41,268

The accompanying notes are an integral part of these financial statements.

62  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

India (continued)
Adani Transmissions Limited (Utilities, Electric Utilities) †	20,824	$73,122
Aditya Birla Capital Limited (Financials, Diversified Financial Services) †	49,296	53,606
Aditya Birla Fashion & Retail Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	29,106	102,092
Aia Engineering Limited (Industrials, Machinery)	2,142	53,089
Ajanta Pharma Limited (Health Care, Pharmaceuticals)	2,475	47,775
Alembic Pharmaceuticals Limited (Health Care, Pharmaceuticals)	4,501	39,289
Alkem Laboratories Limited (Health Care, Pharmaceuticals)	4,331	158,797
Amara Raja Batteries Limited (Industrials, Electrical Equipment)	4,742	42,082
Ambuja Cements Limited (Materials, Construction Materials)	37,464	107,149
Apollo Hospitals Enterprise Limited (Health Care, Health Care Providers & Services)	5,436	131,128
Apollo Tyres Limited (Consumer Discretionary, Auto Components)	26,148	52,117
Arti Surfactants Limited (Materials, Chemicals) †(a)	541	0
Asahi India Glass Limited (Consumer Discretionary, Auto Components)	10,910	37,673
Ashok Leyland Limited (Industrials, Machinery)	94,359	92,614
Asian Paints Limited (Materials, Chemicals)	40,457	1,012,064
Astral Poly Technik Limited (Industrials, Building Products)	3,857	61,163
Atul Limited (Materials, Chemicals)	1,021	72,771
AU Small Finance Bank Limited (Financials, Banks) 144A	10,106	163,385
Aurobindo Pharma Limited (Health Care, Pharmaceuticals)	20,494	143,551
Axis Bank Limited (Financials, Banks)	129,631	1,262,786
Bajaj Auto Limited (Consumer Discretionary, Automobiles)	6,772	272,629
Bajaj Finance Limited (Financials, Consumer Finance)	12,219	763,932
Bajaj Finserv Limited (Financials, Insurance)	3,625	459,259
Bajaj Holdings & Investment Limited (Financials, Diversified Financial Services)	2,688	126,826
Balkrishna Industries Limited (Consumer Discretionary, Auto Components)	4,558	69,768
Bank of Baroda (Financials, Banks) †	68,251	73,408
Bata India Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,325	76,463
Bayer CropScience Limited (Materials, Chemicals)	779	47,301
Berger Paints India Limited (Materials, Chemicals)	18,170	143,208
Bharat Electronics Limited (Industrials, Aerospace & Defense)	61,010	62,939
Bharat Forge Limited (Consumer Discretionary, Auto Components)	14,283	86,839
Bharat Heavy Electricals Limited (Industrials, Electrical Equipment)	57,745	24,765
Bharat Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	48,207	285,868
Bharti Airtel Limited (Communication Services, Wireless Telecommunication Services) †	97,154	704,751
Bharti Infratel Limited (Communication Services, Diversified Telecommunication Services)	54,422	162,650
Biocon Limited (Health Care, Biotechnology)	24,225	97,113
Blue Star Limited (Industrials, Building Products)	4,533	50,733
Britannia Industries Limited (Consumer Staples, Food Products)	6,468	267,430
Cadila Healthcare Limited (Health Care, Pharmaceuticals)	17,118	61,991
Canara Bank (Financials, Banks) †	9,011	18,181
Carborundum Universal Limited (Industrials, Machinery)	8,485	38,241
Castrol India Limited (Materials, Chemicals)	25,364	51,866
Century Textiles & Industries Limited (Materials, Paper & Forest Products)	3,727	26,401
CESC Limited (Utilities, Electric Utilities)	3,786	34,117
Chambal Fertilisers and Chemicals Limited (Materials, Chemicals)	15,076	29,608
Cholamandalam Financial Holdings Limited (Financials, Consumer Finance)	6,996	49,731
Cholamandalam Investment & Finance Company Limited (Financials, Consumer Finance)	34,685	148,142
Cipla Limited India (Health Care, Pharmaceuticals)	31,287	175,326
City Union Bank Limited (Financials, Banks)	43,807	131,348
Colgate-Palmolive Company India Limited (Consumer Staples, Personal Products)	6,691	119,630
Container Corporation of India Limited (Industrials, Transportation Infrastructure)	14,091	100,104
Coromandel International Limited (Materials, Chemicals)	5,620	48,118
CRISIL Limited (Financials, Capital Markets)	1,275	26,924
Crompton Greaves Consumer Electricals Limited (Consumer Discretionary, Household Durables)	27,424	106,772
Cummins India Limited (Industrials, Machinery)	8,510	60,251
Cyient Limited (Information Technology, Software)	5,754	34,023

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  63

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

India (continued)
Dabur India Limited (Consumer Staples, Personal Products)	33,825	$233,533
Dalmia Bharat Limited (Materials, Construction Materials)	5,886	63,788
DCB Bank Limited (Financials, Banks)	17,024	38,570
Delta Corp Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	11,984	22,327
Divi’s Laboratories Limited (Health Care, Life Sciences Tools & Services)	7,281	213,300
Dr. Lal Pathlabs Limited (Health Care, Health Care Providers & Services) 144A	2,028	45,981
Dr. Reddy’s Laboratories Limited (Health Care, Pharmaceuticals)	2,623	106,636
Dr. Reddy’s Laboratories Limited ADR (Health Care, Pharmaceuticals)	3,833	153,933
Edelweiss Financial Services Limited (Financials, Capital Markets)	41,713	51,699
EIH Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,482	24,715
Emami Limited (Consumer Staples, Personal Products)	12,816	45,560
Endurance Technologies Limited (Consumer Discretionary, Auto Components) 144A	6,416	87,260
Engineers India Limited (Industrials, Construction & Engineering)	19,319	18,910
Equitas Holdings Limited (Financials, Consumer Finance) †	19,383	29,351
Escorts Limited (Industrials, Machinery)	3,979	43,427
Exide Industries Limited (Consumer Discretionary, Auto Components)	29,362	67,151
Federal Bank Limited (Financials, Banks)	102,208	122,445
Finolex Cables Limited (Industrials, Electrical Equipment)	6,867	30,906
Finolex Industries Limited (Materials, Chemicals)	4,167	31,537
Fortis Healthcare Limited (Health Care, Health Care Providers & Services) †	33,187	71,249
Future Consumer Limited (Consumer Staples, Food Products) †	55,810	9,565
Future Retail Limited (Consumer Discretionary, Multiline Retail) †	13,294	56,385
Futures Lifestyle Fashions Limited (Consumer Discretionary, Specialty Retail)	5,682	27,544
Gail India Limited (Utilities, Gas Utilities)	92,612	134,360
Gillette India Limited (Consumer Staples, Personal Products)	590	47,554
GlaxoSmithKline Consumer Healthcare Limited (Consumer Staples, Food Products)	794	104,105
GlaxoSmithKline Pharmaceuticals Limited (Health Care, Pharmaceuticals)	2,768	50,200
Glenmark Pharmaceuticals Limited (Health Care, Pharmaceuticals)	10,509	40,535
GMR Infrastructure Limited (Industrials, Transportation Infrastructure) †	106,049	29,730
Godrej Consumer Products Limited (Consumer Staples, Personal Products)	20,905	163,302
Godrej Industries Limited (Industrials, Industrial Conglomerates)	15,852	86,670
Godrej Properties Limited (Real Estate, Real Estate Management & Development) †	5,201	72,548
Grasim Industries Limited (Materials, Construction Materials)	18,362	176,616
Gujarat Gas Limited (Utilities, Gas Utilities)	14,101	54,298
Gujarat State Petronet Limited (Utilities, Gas Utilities)	18,155	56,582
Hatsun Agro Products Limited (Consumer Staples, Food Products)	3,866	36,966
Havells India Limited (Industrials, Electrical Equipment)	13,476	114,962
HCL Technologies Limited (Information Technology, IT Services)	55,575	413,329
HDFC Asset Management Company Limited (Financials, Capital Markets) 144A	1,829	80,434
HDFC Life Insurance Company Limited (Financials, Insurance)	48,997	371,837
Hemisphere Properties India Limited (Real Estate, Real Estate Management & Development) †(a)‡	5,373	12,419
Hero Honda Motors Limited (Consumer Discretionary, Automobiles)	6,567	187,929
Hexaware Technologies Limited (Information Technology, IT Services)	7,103	35,526
Hindustan Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	38,135	104,866
Hindustan Unilever Limited (Consumer Staples, Household Products)	35,630	1,076,545
Honeywell Automation India Limited (Information Technology, Electronic Equipment, Instruments & Components)	155	71,294
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	86,541	2,625,849
ICICI Bank Limited (Financials, Banks)	299,587	2,080,094
ICICI Lombard General Insurance Company Limited (Financials, Insurance) 144A	8,117	139,092
ICICI Prudential Life Insurance Company Limited (Financials, Insurance) 144A	18,221	119,527
IDFC Bank Limited (Financials, Banks) †	111,253	57,307
IDFC Limited (Financials, Diversified Financial Services)	69,070	30,862
Indiabulls Housing Finance Limited (Financials, Thrifts & Mortgage Finance)	17,813	70,476
Indiabulls Ventures Limited (Financials, Capital Markets)	14,696	34,608
Indian Energy Exchange Limited (Financials, Capital Markets) 144A†	9,333	23,016

The accompanying notes are an integral part of these financial statements.

64  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

India (continued)
Indian Hotels Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	39,027	$73,288
Indian Oil Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	106,675	157,148
Indraprastha Gas Limited (Utilities, Gas Utilities)	13,757	84,721
Info Edge India Limited (Communication Services, Interactive Media & Services)	3,881	139,464
Infosys Limited (Information Technology, IT Services)	107,119	1,086,766
Infosys Limited ADR (Information Technology, IT Services)	95,625	962,944
Interglobe Aviation Limited (Industrials, Airlines)	5,026	91,376
Ipca Laboratories Limited (Health Care, Pharmaceuticals)	5,512	104,626
ITC Limited (Consumer Staples, Tobacco)	379,081	1,042,671
Jindal Steel & Power Limited (Materials, Metals & Mining) †	26,552	57,947
JK Cement Limited (Materials, Construction Materials)	2,403	46,382
JM Financial Limited (Financials, Capital Markets)	16,114	23,817
JSW Energy Limited (Utilities, Independent Power & Renewable Electricity Producers)	23,627	18,916
JSW Steel Limited (Materials, Metals & Mining)	66,284	219,852
Jubilant Foodworks Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,787	93,004
Jubilant Organosys Limited (Health Care, Pharmaceuticals)	6,482	45,475
Jyothy Laboratories Limited (Consumer Staples, Household Products)	12,520	21,541
Kajaria Ceramics Limited (Industrials, Building Products)	6,128	44,743
Kalpataru Power Transmission Limited (Industrials, Construction & Engineering)	4,121	19,135
Kansai Nerolac Paints Limited (Materials, Chemicals)	8,602	59,776
Karur Vysya Bank Limited (Financials, Banks)	54,171	31,537
KEC International Limited (Industrials, Construction & Engineering)	8,581	37,050
Kotak Mahindra Bank Limited (Financials, Banks)	63,287	1,432,249
KPR Mill Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,659	13,598
L&T Finance Holdings Limited (Financials, Diversified Financial Services)	38,621	54,100
L&T Technology Services Limited (Industrials, Professional Services) 144A	1,466	33,105
Larsen & Toubro Infotech Limited (Information Technology, IT Services) 144A	2,288	60,559
LIC Housing Finance Limited (Financials, Thrifts & Mortgage Finance)	15,373	68,876
Lupin Limited (Health Care, Pharmaceuticals)	13,074	116,421
Mahanagar Gas Limited (Utilities, Gas Utilities)	3,064	42,943
Mahindra & Mahindra Financial Services Limited (Financials, Consumer Finance)	14,571	70,092
Mahindra & Mahindra Limited (Consumer Discretionary, Automobiles)	47,609	303,812
Manappuram Finance Limited (Financials, Consumer Finance)	22,556	51,553
Marico Limited (Consumer Staples, Personal Products)	34,314	142,438
Max Financial Services Limited (Financials, Insurance) †	9,512	76,527
Minda Industries Limited (Consumer Discretionary, Auto Components)	5,964	30,833
Mindtree Limited (Information Technology, IT Services)	3,118	41,006
Motherson Sumi Systems Limited (Consumer Discretionary, Auto Components)	64,592	94,103
Motilal Oswal Financial Services Limited (Financials, Capital Markets)	2,693	28,042
Mphasis Limited (Information Technology, IT Services)	5,832	70,677
MRF Limited (Consumer Discretionary, Auto Components)	167	154,217
Multi Commodity Exchange of India Limited (Financials, Capital Markets)	2,750	49,027
Muthoot Finance Limited (Financials, Consumer Finance)	8,611	106,114
Nagarjuna Construction Company Limited (Industrials, Construction & Engineering)	34,248	17,050
Natco Pharma Limited (Health Care, Pharmaceuticals)	5,631	47,193
National Aluminum Company Limited (Materials, Metals & Mining)	60,663	28,374
Navin Fluorine International Limited (Materials, Chemicals)	1,924	38,346
Nestle India Limited (Consumer Staples, Food Products)	1,851	404,706
NHPC Limited (Utilities, Independent Power & Renewable Electricity Producers)	98,340	28,071
NIIT Technologies Limited (Information Technology, IT Services)	1,396	32,686
NMDC Limited (Materials, Metals & Mining)	26,161	33,471
NTPC Limited (Utilities, Independent Power & Renewable Electricity Producers)	217,872	322,382
Oberoi Realty Limited (Real Estate, Real Estate Management & Development)	7,774	55,211
Oil & Natural Gas Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	127,245	163,148
Oil India Limited (Energy, Oil, Gas & Consumable Fuels)	32,454	48,900
Oracle Financials Services Limited (Information Technology, Software) †	1,371	50,499

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  65

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

India (continued)
Page Industries Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	252	$78,015
Persistent Systems Limited (Information Technology, IT Services)	3,263	31,671
Petronet LNG Limited (Energy, Oil, Gas & Consumable Fuels)	45,640	156,174
Pfizer Limited (Health Care, Pharmaceuticals)	1,216	70,916
Phoenix Mills Limited (Real Estate, Real Estate Management & Development)	4,281	50,805
PI Industries Limited (Materials, Chemicals)	4,075	86,463
Pidilite Industries Limited (Materials, Chemicals)	14,384	302,703
Piramal Enterprises Limited (Health Care, Pharmaceuticals)	5,621	102,654
Polycab India Limited (Industrials, Electrical Equipment)	2,097	30,879
Power Finance Corporation Limited (Financials, Diversified Financial Services)	56,063	85,506
Power Grid Corporation of India Limited (Utilities, Electric Utilities)	110,561	278,059
Prestige Estates Projects Limited (Real Estate, Real Estate Management & Development)	9,170	37,154
Procter & Gamble Health Limited (Health Care, Pharmaceuticals)	499	28,913
Procter & Gamble Hygiene & Healthcare Limited (Consumer Staples, Personal Products)	517	79,990
Punjab National Bank (Financials, Banks) †	49,649	31,510
PVR Limited (Communication Services, Entertainment)	1,686	44,938
Rajesh Exports Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,704	61,143
RBL Bank Limited (Financials, Banks) 144A	24,190	98,566
REC Limited (Financials, Diversified Financial Services)	44,650	73,549
Relaxo Footwears Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,594	73,740
Reliance Nippon Life Asset Management Limited (Financials, Diversified Financial Services)	9,134	49,819
Sanofi India Limited (Health Care, Pharmaceuticals)	686	69,326
SBI Life Insurance Company Limited (Financials, Insurance) 144A	14,413	179,145
Schaeffler India Limited (Industrials, Machinery)	651	39,382
Shree Cement Limited (Materials, Construction Materials)	726	229,416
Shriram City Union Finance Limited (Financials, Consumer Finance)	1,653	32,966
Shriram Transport Finance Company Limited (Financials, Consumer Finance)	8,933	149,443
Siemens India Limited (Industrials, Industrial Conglomerates)	4,609	83,796
SKF India Limited (Industrials, Machinery)	1,846	48,057
Solar Industries India Limited (Materials, Chemicals)	1,850	29,685
Spicejet Limited (Industrials, Airlines) †	16,524	19,360
SRF Limited (Materials, Chemicals)	1,543	83,253
State Bank of India (Financials, Banks) †	156,387	666,601
Strides Shasun Limited (Health Care, Pharmaceuticals)	5,620	36,866
Sun Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	54,005	280,389
Sun TV Network Limited (Communication Services, Media)	7,632	44,244
Sundaram Finance Limited (Financials, Consumer Finance)	3,594	78,628
Sundram Fasteners Limited (Consumer Discretionary, Auto Components)	5,933	34,138
Sunteck Realty Limited (Real Estate, Real Estate Management & Development)	4,671	22,715
Supreme Industries Limited (Materials, Chemicals)	3,237	59,520
Tata Chemicals Limited (Materials, Chemicals)	7,840	78,122
Tata Communications Limited (Communication Services, Diversified Telecommunication Services)	5,373	27,135
Tata Consultancy Services Limited (Information Technology, IT Services)	51,038	1,414,538
Tata Motors Limited (Consumer Discretionary, Automobiles) †	83,937	152,709
Tata Power Company Limited (Utilities, Electric Utilities)	84,043	54,896
Tata Steel Limited (Materials, Metals & Mining)	33,619	181,192
Tata Tea Limited (Consumer Staples, Food Products)	21,059	101,404
TeamLease Services Limited (Industrials, Professional Services) †	771	24,972
Tech Mahindra Limited (Information Technology, IT Services)	36,160	374,076
The Great Eastern Shipping Company Limited (Energy, Oil, Gas & Consumable Fuels)	6,253	21,051
The Ramco Cements Limited (Materials, Construction Materials)	9,038	96,828
Thermax India Limited (Industrials, Machinery)	2,489	31,989
Titan Industries Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	18,641	326,277
Torrent Pharmaceuticals Limited (Health Care, Pharmaceuticals)	3,241	96,971
Torrent Power Limited (Utilities, Electric Utilities)	8,145	34,192
Trent Limited (Consumer Discretionary, Multiline Retail)	9,580	98,293

The accompanying notes are an integral part of these financial statements.

66  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

India (continued)
TTK Prestige Limited (Consumer Discretionary, Household Durables)	430	$33,943
Tube Investments of India Limited (Consumer Discretionary, Auto Components)	7,853	57,455
Ujjivan Financial Services Limited (Financials, Consumer Finance)	5,669	26,744
United Breweries Limited (Consumer Staples, Beverages)	4,893	84,330
UPL Limited (Materials, Chemicals)	24,092	174,221
V-Guard Industries Limited (Industrials, Electrical Equipment)	11,366	32,166
Varun Beverages Limited (Consumer Staples, Beverages)	11,327	128,423
Vinati Organics Limited (Materials, Chemicals)	1,776	23,254
VIP Industries Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,488	42,871
Voltas Limited (Industrials, Construction & Engineering)	11,225	106,337
Wabco India Limited (Consumer Discretionary, Auto Components)	410	38,469
Whirlpool of India Limited (Consumer Discretionary, Household Durables)	2,139	64,944
Wipro Limited (Information Technology, IT Services)	113,766	350,852
Yes Bank Limited (Financials, Banks)	132,139	63,353
Zee Entertainment Enterprises Limited (Communication Services, Media)	47,367	158,138

		37,155,705

Indonesia: 2.02%
PT Ace Hardware Incorporated Indonesia Tbk (Consumer Discretionary, Specialty Retail)	342,600	36,337
PT Adaro Energy Tbk (Energy, Oil, Gas & Consumable Fuels)	786,000	64,413
PT AKR Corporindo Tbk (Industrials, Trading Companies & Distributors)	97,100	18,185
PT Aneka Tambang Tbk (Materials, Metals & Mining)	316,100	12,900
PT Bank Central Asia Tbk (Financials, Banks)	546,100	1,206,285
PT Bank Negara Indonesia Persero Tbk (Financials, Banks)	372,700	186,690
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk (Financials, Banks)	292,500	18,184
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	2,654,200	793,146
PT Bank Tabungan Negara Persero Tbk (Financials, Banks)	239,300	28,938
PT Bank Tabungan Pensiunan Nasional Syariah Tbk (Financials, Banks) †	134,100	35,482
PT Bank Tabungan Pensiunan Nasional Tbk (Financials, Banks) †	497,277	93,927
PT Bayan Resources Group Tbk (Energy, Oil, Gas & Consumable Fuels)	10,952	11,603
PT Bumi Serpong Damai Tbk (Real Estate, Real Estate Management & Development) †	429,300	30,568
PT Charoen Pokphand Indonesia Tbk (Consumer Staples, Food Products)	338,300	136,810
PT Ciputra Development Tbk (Real Estate, Real Estate Management & Development)	551,800	37,221
PT Gudang Garam Tbk (Consumer Staples, Tobacco)	23,100	82,778
PT Hanjaya Mandala Sampoerna Tbk (Consumer Staples, Tobacco)	421,200	50,896
PT Hanson International Tbk (Real Estate, Real Estate Management & Development) †(a)	10,045,000	35,006
PT Indofood CBP Sukses Makmur Tbk (Consumer Staples, Food Products)	116,100	83,411
PT Indofood Sukses Makmur Tbk (Consumer Staples, Food Products)	215,400	99,344
PT Jasa Marga (Persero) Tbk (Industrials, Transportation Infrastructure)	90,800	30,107
PT Kalbe Farma Tbk (Health Care, Pharmaceuticals)	1,026,100	88,714
PT Mayora Indah Tbk (Consumer Staples, Food Products)	184,987	23,343
PT Media Nusantara Citra Tbk (Communication Services, Media)	294,100	26,655
PT Merdeka Copper Gold Tbk (Materials, Metals & Mining) †	273,900	24,913
PT Mitra Adiperkasa Tbk (Consumer Discretionary, Multiline Retail)	377,300	21,203
PT Mitra Keluarga Karyasehat Tbk (Health Care, Health Care Providers & Services)	254,400	44,317
PT Perusahaan Gas Negara Persero Tbk (Utilities, Gas Utilities)	463,300	42,182
PT Samudra Tbk (Energy, Energy Equipment & Services) †	1,288,600	8,532
PT Sumber Alfaria Trijaya Tbk (Consumer Staples, Food & Staples Retailing)	1,194,600	64,528
PT Summarecon Agung Tbk (Real Estate, Real Estate Management & Development)	442,200	26,236
PT Surya Citra Media Tbk (Communication Services, Media)	279,800	22,287
PT Telekomunikasi Indonesia Persero Tbk (Communication Services, Diversified Telecommunication Services)	2,329,000	567,868
PT Tower Bersama Infrastructure Tbk (Communication Services, Diversified Telecommunication Services)	482,000	37,360
PT Unilever Indonesia Tbk (Consumer Staples, Household Products)	269,300	129,366
PT United Tractors Tbk (Energy, Oil, Gas & Consumable Fuels)	77,100	90,492

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  67

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Indonesia (continued)
PT Waskita Karya Persero Tbk (Industrials, Construction & Engineering)	241,900	$16,868
PT Wijaya Karya Persero Tbk (Industrials, Construction & Engineering)	179,400	24,155
PT XL Axiata Tbk (Communication Services, Wireless Telecommunication Services) †	167,900	30,881

		4,382,131

Malaysia: 2.38%
AFFIN Bank Bhd (Financials, Banks) †	96,000	40,541
AirAsia Bhd (Industrials, Airlines)	109,700	26,276
Alliance Financial Group Bhd (Financials, Banks)	67,500	37,259
AMMB Holdings Bhd (Financials, Banks)	79,700	70,272
Asiatic Development Bhd (Consumer Staples, Food Products)	26,900	65,580
Astro Malaysia Holdings Bhd (Communication Services, Media)	105,400	29,919
Axiata Group Bhd (Communication Services, Wireless Telecommunication Services)	136,300	136,333
Batu Kawan Bhd (Materials, Chemicals)	12,900	47,499
Berjaya Sports Toto Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	33,400	19,911
Boustead Holdings Bhd (Industrials, Industrial Conglomerates) †	124,000	23,976
British American Tobacco Malaysia Bhd (Consumer Staples, Tobacco)	9,000	26,686
Bursa Malaysia Bhd (Financials, Capital Markets)	39,200	51,471
Carlsberg Brewery Malaysia Bhd (Consumer Staples, Beverages)	9,700	73,709
CIMB Group Holdings Bhd (Financials, Banks)	273,500	313,972
Dialog Group Bhd (Energy, Energy Equipment & Services)	218,500	175,216
Digi.com Bhd (Communication Services, Wireless Telecommunication Services)	108,700	108,383
Felda Global Ventures Holdings Bhd (Consumer Staples, Food Products) †	90,100	24,603
Fraser & Neave Holdings Bhd (Consumer Staples, Beverages)	8,200	60,544
Gamuda Bhd (Industrials, Construction & Engineering)	90,200	71,310
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	113,400	133,692
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	156,900	108,156
HAP Seng Consolidated Bhd (Industrials, Industrial Conglomerates)	36,200	76,952
Hartalega Holdings Bhd (Health Care, Health Care Equipment & Supplies)	83,000	122,088
Heineken Malaysia Bhd (Consumer Staples, Beverages)	9,800	59,288
Hong Leong Financial Group Bhd (Financials, Banks)	19,500	70,783
IGB REIT Bhd (Real Estate, Equity REITs)	114,400	53,197
IHH Healthcare Bhd (Health Care, Health Care Providers & Services)	129,500	177,700
IJM Corporation Bhd (Industrials, Construction & Engineering)	117,000	54,569
Inari Amertron Bhd (Information Technology, Electronic Equipment, Instruments & Components)	130,400	44,633
IOI Corporation Bhd (Consumer Staples, Food Products)	117,400	116,943
IOI Properties Group Bhd (Real Estate, Real Estate Management & Development)	93,500	22,595
Kossan Rubber Industries Bhd (Health Care, Health Care Equipment & Supplies)	31,900	36,479
Kuala Lumpur Kepong Bhd (Consumer Staples, Food Products)	21,000	109,969
LPI Capital Bhd (Financials, Insurance)	14,100	48,523
Magnum Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	53,000	30,304
Malaysia Airports Holdings Bhd (Industrials, Transportation Infrastructure)	52,100	81,963
Malaysia Building Society Bhd (Financials, Thrifts & Mortgage Finance)	172,700	31,620
Malaysian Resources Corporation Bhd (Industrials, Construction & Engineering)	114,800	15,629
Maxis Bhd (Communication Services, Wireless Telecommunication Services)	58,900	76,772
MISC Bhd (Industrials, Marine)	56,200	102,321
MyEG Services Bhd (Information Technology, IT Services)	141,600	38,011
Nestle Malaysia Bhd (Consumer Staples, Food Products)	3,600	123,011
Oriental Holdings Bhd (Consumer Discretionary, Automobiles)	29,100	43,469
Petronas Chemicals Group Bhd (Materials, Chemicals)	115,600	149,150
Petronas Dagangan Bhd (Energy, Oil, Gas & Consumable Fuels)	14,200	77,278
PPB Group Bhd (Consumer Staples, Food Products)	33,700	146,611
Press Metal Bhd (Materials, Metals & Mining)	113,200	126,939
Ql Resources Bhd (Consumer Staples, Food Products)	45,560	88,202
RHB Capital Bhd (Financials, Banks)	89,400	117,715

The accompanying notes are an integral part of these financial statements.

68  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Malaysia (continued)
Sapurakencana Petroleum Bhd (Energy, Energy Equipment & Services)	370,900	$16,635
Scientex Bhd (Materials, Chemicals)	21,000	44,840
Serba Dinamik Holdings Bhd (Energy, Energy Equipment & Services)	37,650	19,865
Sime Darby Bhd (Industrials, Industrial Conglomerates)	169,600	81,097
Sime Darby Plantation Bhd (Consumer Staples, Food Products)	113,600	134,850
Sime Darby Property Bhd (Real Estate, Real Estate Management & Development)	167,100	31,015
SP Setia Bhd (Real Estate, Real Estate Management & Development)	85,500	25,937
Sunway Bhd (Real Estate, Real Estate Management & Development)	138,650	58,390
Sunway REIT Bhd (Real Estate, Equity REITs)	88,800	40,116
Telecom Malaysia Bhd (Communication Services, Diversified Telecommunication Services)	67,600	59,697
Tenaga Nasional Bhd (Utilities, Electric Utilities)	120,100	346,877
TIME dotCom Bhd (Communication Services, Diversified Telecommunication Services)	21,100	46,779
Top Glove Corporation Bhd (Health Care, Health Care Equipment & Supplies)	77,900	104,518
UMW Holdings Bhd (Consumer Discretionary, Automobiles)	25,000	19,014
United Plantations Bhd (Consumer Staples, Food Products)	8,400	52,293
VS Industry Bhd (Information Technology, Electronic Equipment, Instruments & Components)	78,275	24,193
Westports Holdings Bhd (Industrials, Transportation Infrastructure)	48,900	40,358
Yinson Holdings Bhd (Energy, Energy Equipment & Services)	34,300	58,082
YTL Corporation Bhd (Utilities, Multi-Utilities)	244,462	49,111
YTL Power International Bhd (Utilities, Multi-Utilities)	143,200	23,192

		5,164,881

Mexico: 3.38%
Alpek SAB de CV (Materials, Chemicals)	14,000	9,503
Alsea SAB de CV (Consumer Discretionary, Hotels, Restaurants & Leisure) †	25,774	52,417
America Movil SAB de CV Series L (Communication Services, Wireless Telecommunication Services)	1,302,223	1,030,108
Arca Continental SAB de CV (Consumer Staples, Beverages)	24,267	133,769
Banco del Bajio SA (Financials, Banks) 144A	49,200	77,038
Banco Santander Mexico SA (Financials, Banks)	82,778	106,232
Becle SAB de CV ADR (Consumer Staples, Beverages)	29,500	44,648
Cemex SAB de CV ADR (Materials, Construction Materials)	76,722	251,648
CFE Capital S de RL de CV (Utilities, Electric Utilities)	39,547	50,330
Coca-Cola Femsa SAB de CV (Consumer Staples, Beverages)	27,528	154,066
Controladora Vuela Compania de Aviacion SAB de CV Class A (Industrials, Airlines) †	41,700	42,901
Corporacion Inmobiliaria Vesta SAB de CV (Real Estate, Real Estate Management & Development)	31,200	49,599
El Puerto de Liverpool SAB de CV (Consumer Discretionary, Multiline Retail)	10,533	49,767
Fibra Uno Administracion SAB de CV (Real Estate, Equity REITs)	196,953	298,286
Fomento Economico Mexicano SAB de CV (Consumer Staples, Beverages)	107,428	875,994
Genomma Lab Internacional SAB de CV Class B (Health Care, Pharmaceuticals) †	58,493	60,029
Gentera SAB de CV (Financials, Consumer Finance)	56,248	54,125
GMexico Transportes SAB de CV (Industrials, Road & Rail) 144A	27,600	37,776
Gruma SAB de CV Class B (Consumer Staples, Food Products)	11,295	109,013
Grupo Aeroportuario del Centro Norte SAB de CV (Industrials, Transportation Infrastructure)	17,510	114,625
Grupo Aeroportuario del Pacifico SAB de CV Class B (Industrials, Transportation Infrastructure)	19,615	212,264
Grupo Aeroportuario del Sureste SAB de CV Class B (Industrials, Transportation Infrastructure)	8,665	144,285
Grupo Carso SAB de CV (Industrials, Industrial Conglomerates)	21,701	60,485
Grupo Cementos de Chihuahua SAB de CV (Materials, Construction Materials)	8,800	43,667
Grupo Comercial Chedraui SAB de CV (Consumer Staples, Food & Staples Retailing)	15,044	20,636
Grupo Elektra SAB de CV (Financials, Banks)	3,199	216,160
Grupo Financiero Banorte SAB de CV (Financials, Banks)	140,400	767,660
Grupo Financiero Inbursa SAB de CV (Financials, Banks)	103,300	112,049
Grupo Lala SAB de CV (Consumer Staples, Food Products)	31,267	23,224
Grupo Mexico SAB de CV Series B (Materials, Metals & Mining)	152,500	360,350
Grupo Televisa SAB ADR (Communication Services, Media)	26,679	250,783
Industrias Bachoco SAB de CV Series B (Consumer Staples, Food Products)	9,555	34,501

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  69

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Mexico (continued)
Industrias CH SAB de CV Series B (Materials, Metals & Mining) †	7,200	$30,734
Industrias Penoles SAB de CV (Materials, Metals & Mining)	5,493	49,407
Infraestructura Energetica Nova SAB de CV (Utilities, Gas Utilities)	24,500	107,545
Macquarie Mexico Real Estate Management SA de CV (Real Estate, Equity REITs) 144A	39,805	52,256
Nemak SAB de CV (Consumer Discretionary, Auto Components)	151,800	50,130
Orbia Advance Corporation SAB de CV (Materials, Chemicals)	46,524	91,592
PLA Administradora Industrial S de RL de CV (Real Estate, Equity REITs)	40,504	61,714
Prologis Property Mexico SA de CV (Real Estate, Equity REITs)	19,094	40,278
Promotora y Operadora de Infraestructura SAB de CV (Industrials, Transportation Infrastructure)	10,884	106,634
Regional SAB de CV (Financials, Banks)	11,900	66,202
Telesites SAB de CV (Communication Services, Diversified Telecommunication Services) †	168,200	127,925
Walmart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	248,939	700,793

		7,333,148

Netherlands: 0.08%
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing)	5,665	177,437

Philippines: 1.93%
Aboitiz Equity Ventures Incorporated (Industrials, Industrial Conglomerates)	126,400	106,325
Aboitiz Power Corporation (Utilities, Independent Power & Renewable Electricity Producers)	77,000	41,540
Alliance Global Group Incorporated (Industrials, Industrial Conglomerates) †	308,400	60,742
Altus San Nicolas Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) (a)†‡	1,637	167
Ayala Corporation (Industrials, Industrial Conglomerates)	15,220	198,413
Ayala Land Incorporated (Real Estate, Real Estate Management & Development)	415,910	320,309
Bank of the Philippine Islands (Financials, Banks)	100,950	146,746
BDO Unibank Incorporated (Financials, Banks)	118,830	324,938
Bloomberry Resorts Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)	210,100	33,662
China Banking Corporation (Financials, Banks)	149,603	72,826
Cosco Capital Incorporated (Consumer Staples, Food & Staples Retailing)	261,087	31,960
D&L Industries Incorporated (Materials, Chemicals)	149,400	21,161
DMCI Holdings Incorporated (Industrials, Industrial Conglomerates)	219,300	22,801
Energy Development Corporation (Utilities, Independent Power & Renewable Electricity Producers) †(a)‡	231,800	31,240
First Gen Corporation (Utilities, Independent Power & Renewable Electricity Producers)	60,100	21,717
Globe Telecom Incorporated (Communication Services, Wireless Telecommunication Services)	1,475	51,477
Golden Bria Holdings Incorporated (Consumer Discretionary, Diversified Consumer Services) †	4,490	36,114
GT Capital Holdings Incorporated (Industrials, Industrial Conglomerates)	4,993	69,885
International Container Term Services Incorporated (Industrials, Transportation Infrastructure)	87,300	183,500
JG Summit Holdings (Industrials, Industrial Conglomerates)	255,660	339,874
Jollibee Foods Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)	37,080	123,989
MacroAsia Corporation (Industrials, Transportation Infrastructure)	96,200	15,979
Manila Electric Company (Utilities, Electric Utilities)	15,390	81,456
Manila Water Company (Utilities, Water Utilities)	66,600	15,365
Megaworld Corporation (Real Estate, Real Estate Management & Development)	725,400	48,578
Metro Pacific Investments Corporation (Financials, Diversified Financial Services)	668,100	40,237
Metropolitan Bank & Trust Company (Financials, Banks)	134,177	147,977
Philippine National Bank (Financials, Banks) †	81,720	46,892
Philippine Seven Corporation (Consumer Staples, Food & Staples Retailing)	17,993	53,653
Pilipinas Shell Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	3,130	1,600
PLDT Incorporated (Communication Services, Wireless Telecommunication Services)	5,750	111,802
Puregold Price Club Incorporated (Consumer Staples, Food & Staples Retailing)	63,510	46,132
Rizal Commercial Banking (Financials, Banks)	82,600	32,031
Robinsons Land Company (Real Estate, Real Estate Management & Development)	109,400	45,713
Robinsons Retail Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	33,000	43,357
San Miguel Corporation (Industrials, Industrial Conglomerates)	23,750	58,729

The accompanying notes are an integral part of these financial statements.

70  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Philippines (continued)
San Miguel Food & Beverage Incorporated (Consumer Staples, Food Products)	111,620	$159,848
Security Bank Corporation (Financials, Banks)	31,550	95,910
Semirara Mining & Power Corporation (Energy, Oil, Gas & Consumable Fuels)	86,500	32,917
SM Investments Corporation (Industrials, Industrial Conglomerates)	34,075	652,936
Universal Robina Corporation (Consumer Staples, Food Products)	53,590	148,549
Vista Land & Lifescapes Incorporated (Real Estate, Real Estate Management & Development)	326,200	40,347
Wilcon Depot Incorporated (Consumer Discretionary, Specialty Retail)	102,200	36,289

		4,195,683

Romania: 0.06%
NEPI Rockcastle plc (Real Estate, Real Estate Management & Development)	17,760	131,464

Russia: 6.45%
Aeroflot PJSC (Industrials, Airlines)	27,218	38,635
Alrosa PJSC (Materials, Metals & Mining)	155,200	165,513
Credit Bank of Moscow PJSC (Financials, Banks)	575,700	47,935
Federal Grid Company Unified Energy System PJSC (Utilities, Electric Utilities)	15,060,000	45,454
Gazprom Neft PJSC (Energy, Oil, Gas & Consumable Fuels)	20,435	123,699
Gazprom PJSC (Energy, Oil, Gas & Consumable Fuels)	628,070	1,917,214
Inter Rao Ues PJSC (Utilities, Electric Utilities)	1,703,002	134,273
LSR Group PJSC (Real Estate, Real Estate Management & Development)	844	10,539
Lukoil PJSC (Energy, Oil, Gas & Consumable Fuels)	31,117	2,667,768
Magnit PJSC (Consumer Staples, Food & Staples Retailing)	5,117	245,607
Magnitogorsk Iron & Steel Works PJSC (Materials, Metals & Mining)	105,900	64,473
MMC Norilsk Nickel PJSC (Materials, Metals & Mining)	3,217	983,886
Mobile TeleSystems PJSC (Communication Services, Wireless Telecommunication Services)	46,104	224,731
Moscow Exchange MICEX-RTS PJSC (Financials, Capital Markets)	84,290	126,792
Nizhnekamskneftekhim PJSC (Materials, Chemicals)	43,582	63,390
Novatek PJSC (Energy, Oil, Gas & Consumable Fuels)	91,416	1,339,109
Novolipetsk Steel PJSC (Materials, Metals & Mining)	66,600	124,867
Novorossiysk Commercial Sea Port PJSC (Industrials, Transportation Infrastructure)	219,900	28,697
PhosAgro PJSC (Materials, Chemicals)	2,733	93,705
PIK Group PJSC (Real Estate, Real Estate Management & Development)	15,859	93,142
Polyus PJSC (Materials, Metals & Mining)	1,337	166,385
Rosgosstrakh PJSC (Financials, Insurance) †	11,193,000	29,459
Rosneft Oil Company PJSC (Energy, Oil, Gas & Consumable Fuels)	171,760	1,048,455
Rostelecom PJSC (Communication Services, Diversified Telecommunication Services)	43,760	57,414
Rushydro PJSC (Utilities, Electric Utilities)	8,440,000	81,771
RussNeft PJSC (Energy, Oil, Gas & Consumable Fuels) †	6,600	52,191
Safmar Financial Investment PJSC (Financials, Consumer Finance)	3,840	29,608
Sberbank of Russia PJSC (Financials, Banks)	516,830	1,825,641
Severstal PJSC (Materials, Metals & Mining)	11,369	140,907
Sistema PJSFC (Communication Services, Wireless Telecommunication Services)	206,100	50,264
Surgutneftegas PJSC (Energy, Oil, Gas & Consumable Fuels)	1,725,000	1,001,498
Tatneft PJSC (Energy, Oil, Gas & Consumable Fuels)	77,597	784,051
United Wagon PJSC (Industrials, Road & Rail) †	4,134	17,946
VTB Bank PJSC (Financials, Banks)	254,050,000	164,910

		13,989,929

South Africa: 3.20%
Absa Group Limited (Financials, Banks)	35,606	306,412
ADvTECH Limited (Consumer Discretionary, Diversified Consumer Services)	18,783	11,149
AECI Limited (Materials, Chemicals)	4,756	31,771
African Rainbow Minerals Limited (Materials, Metals & Mining)	4,566	41,145
Anglo American Platinum Limited (Materials, Metals & Mining)	2,995	201,076

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  71

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

South Africa (continued)
Anglogold Ashanti Limited (Materials, Metals & Mining)	19,844	$353,387
Aspen Pharmacare Holdings Limited (Health Care, Pharmaceuticals) †	18,195	117,076
Assore Limited (Materials, Metals & Mining)	1,572	17,854
Astral Foods Limited (Consumer Staples, Food Products)	1,994	23,992
Attacq Limited (Real Estate, Equity REITs)	37,062	21,976
Avi Limited (Consumer Staples, Food Products)	14,840	69,444
Barloworld Limited (Industrials, Trading Companies & Distributors)	10,049	52,274
Bid Corporation Limited (Consumer Staples, Food & Staples Retailing)	14,751	266,913
Capitec Bank Holdings Limited (Financials, Banks)	3,863	326,983
Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	11,760	177,829
Coronation Fund Managers Limited (Financials, Capital Markets)	9,213	23,597
Dis-Chem Pharmacies Limited (Consumer Staples, Food & Staples Retailing)	16,643	23,065
Distell Group Holdings Limited (Consumer Staples, Beverages)	8,686	55,401
Equites Property Fund Limited (Real Estate, Equity REITs)	27,894	30,880
Exxaro Resources Limited (Energy, Oil, Gas & Consumable Fuels)	11,423	82,755
Fortress REIT Limited (Real Estate, Equity REITs)	61,659	63,833
Foschini Limited (Consumer Discretionary, Specialty Retail)	10,673	85,336
Gold Fields Limited (Materials, Metals & Mining)	39,642	241,094
Growthpoint Properties Limited (Real Estate, Equity REITs)	136,725	156,653
Harmony Gold Mining Company Limited (Materials, Metals & Mining) †	21,327	75,088
Hyprop Investments Limited (Real Estate, Equity REITs)	11,646	33,781
Impala Platinum Holdings Limited (Materials, Metals & Mining) †	33,384	271,351
Imperial Holdings Limited (Consumer Discretionary, Distributors)	8,006	23,751
Investec Limited (Financials, Capital Markets)	13,328	69,523
Italtile Limited (Consumer Discretionary, Specialty Retail)	34,836	26,417
JSE Limited (Financials, Capital Markets)	4,004	25,667
KAP Industrial Holdings Limited (Industrials, Industrial Conglomerates)	117,965	22,081
Kumba Iron Ore Limited (Materials, Metals & Mining)	2,823	52,023
Liberty Holdings Limited (Financials, Insurance)	5,465	32,829
Life Healthcare Group Holdings Limited (Health Care, Health Care Providers & Services)	61,169	87,440
Momentum Metropolitan Holdings Limited (Financials, Insurance)	40,844	46,604
Motus Holdings Limited (Consumer Discretionary, Specialty Retail)	8,494	39,796
Mr Price Group Limited (Consumer Discretionary, Specialty Retail)	11,791	115,809
MTN Group Limited (Communication Services, Wireless Telecommunication Services)	64,301	306,554
MultiChoice Group Limited (Communication Services, Media) †	20,596	119,378
Nedbank Group Limited (Financials, Banks)	17,498	200,041
Netcare Limited (Health Care, Health Care Providers & Services)	58,519	68,647
Northam Platinum Limited (Materials, Metals & Mining) †	21,552	153,641
Pick’n Pay Stores Limited (Consumer Staples, Food & Staples Retailing)	16,137	58,347
Pioneer Foods Group Limited (Consumer Staples, Food Products)	7,421	51,838
PSG Group Limited (Financials, Diversified Financial Services)	8,772	106,543
Redefine Properties Limited (Real Estate, Equity REITs)	264,246	91,978
Remgro Limited (Financials, Diversified Financial Services)	23,996	249,596
Resilient REIT Limited (Real Estate, Equity REITs)	15,911	59,821
Reunert Limited (Industrials, Industrial Conglomerates)	7,828	28,461
RMB Holdings Limited (Financials, Diversified Financial Services)	34,674	158,733
SA Corporate Real Estate Limited REIT (Real Estate, Equity REITs)	106,842	14,246
Santam Limited (Financials, Insurance)	1,864	30,480
Sappi Limited (Materials, Paper & Forest Products) †	25,770	48,203
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	25,029	182,309
SPAR Group Limited (Consumer Staples, Food & Staples Retailing)	8,091	86,911
Standard Bank Group Limited (Financials, Banks)	58,663	563,883
Super Group Limited (Consumer Staples, Food & Staples Retailing) †	18,694	25,536
Telkom SA SOC Limited (Communication Services, Diversified Telecommunication Services)	14,851	25,264
The Bidvest Group Limited (Industrials, Industrial Conglomerates)	14,326	166,991

The accompanying notes are an integral part of these financial statements.

72  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

South Africa (continued)
Tiger Brands Limited (Consumer Staples, Food Products)	8,859	$85,983
Tsogo Sun Gaming Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	19,872	12,125
Vodacom Group Limited (Communication Services, Wireless Telecommunication Services)	23,792	170,119
Vukile Property Fund Limited REIT (Real Estate, Equity REITs)	46,355	43,562
Wilson Bayly Holmes Ovcon Limited (Industrials, Construction & Engineering)	2,739	17,343
Woolworths Holdings Limited (Consumer Discretionary, Multiline Retail)	48,352	113,838

		6,944,426

South Korea: 11.23%
AfreecaTV Company Limited (Communication Services, Interactive Media & Services)	510	23,230
Alteogen Incorporated (Health Care, Biotechnology) †	554	40,126
Amorepacific Corporation (Consumer Staples, Personal Products)	1,515	200,677
Amorepacific Group (Consumer Staples, Personal Products)	1,958	100,250
Ananti Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †	2,914	16,632
Asiana Airlines (Industrials, Airlines) †	6,615	22,806
BGF Retail Company Limited (Consumer Staples, Food & Staples Retailing)	504	62,870
BH Company Limited (Information Technology, Electronic Equipment, Instruments & Components) †	1,133	16,929
BNK Financial Group Incorporated (Financials, Banks)	16,042	81,359
Bukwang Pharmaceutical Company (Health Care, Pharmaceuticals)	2,857	29,931
Celltrion Incorporated (Health Care, Pharmaceuticals) †	4,931	703,461
Chabiotech Company Limited (Health Care, Health Care Providers & Services) †	2,572	26,463
Cheil Worldwide Incorporated (Communication Services, Media)	4,765	75,821
Chong Kun Dang Pharmaceutical Corporation (Health Care, Pharmaceuticals)	469	33,522
CJ CGV Company Limited (Communication Services, Entertainment)	768	15,217
CJ Cheiljedang Corporation (Consumer Staples, Food Products)	483	97,039
CJ Corporation (Industrials, Industrial Conglomerates)	922	61,410
CJ ENM Company Limited (Consumer Discretionary, Internet & Direct Marketing Retail)	689	72,021
CJ Korea Express Corporation (Industrials, Road & Rail) †	768	85,080
Com2us Corporation (Communication Services, Entertainment)	540	43,976
Cosmax Incorporated (Consumer Staples, Personal Products)	375	23,273
Coway Company Limited (Consumer Discretionary, Household Durables)	2,549	145,292
CrystalGenomics Incorporated (Health Care, Biotechnology) †	2,307	20,761
Daeduck Electronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,363	26,251
Daelim Industrial Company Limited (Industrials, Construction & Engineering)	1,562	94,080
Daesang Corporation (Consumer Staples, Food Products)	1,399	22,808
Daewoo Engineering & Construction Company Limited (Industrials, Construction & Engineering) †	10,976	37,137
Daewoo Shipbuilding & Marine Engineering Company Limited (Industrials, Machinery) †	1,877	34,658
Daewoong Company Limited (Health Care, Pharmaceuticals)	2,387	20,101
Daewoong Pharmaceutical Company (Health Care, Pharmaceuticals)	323	28,133
Daishin Securities Company Limited (Financials, Capital Markets)	2,094	16,389
Daou Technology Incorporated (Financials, Capital Markets)	1,774	23,571
DB HiTek Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,984	40,185
Dentium Company Limited (Health Care, Health Care Equipment & Supplies)	578	20,282
DGB Financial Group Incorporated (Financials, Banks)	8,636	40,117
Dong-A ST Company Limited (Health Care, Pharmaceuticals)	363	26,594
Dongbu Insurance Company Limited (Financials, Insurance)	3,144	112,257
Dongsuh Company Incorporated (Consumer Staples, Food & Staples Retailing)	2,507	32,189
Doosan Bobcat Incorporated (Industrials, Machinery)	2,763	64,701
Doosan Corporation (Industrials, Industrial Conglomerates)	1	46
Doosan Heavy Industries & Construction Company Limited (Industrials, Electrical Equipment) †	5,565	23,240
Doosan Infracore Company Limited (Industrials, Machinery) †	6,830	23,875
DoubleUGames Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	499	16,953
Douzone Bizon Company Limited (Information Technology, Software)	884	63,646
E-MART Incorporated (Consumer Staples, Food & Staples Retailing)	993	86,728

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  73

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

South Korea (continued)
EO Technics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	447	$33,087
F&F Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	425	33,174
Fila Korea Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,701	85,922
G-treeBNT Company Limited (Health Care, Biotechnology) †	1,174	23,363
Grand Korea Leisure Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,340	18,520
Green Cross Corporation (Health Care, Biotechnology)	387	36,036
Green Cross Holdings Corporation (Health Care, Biotechnology)	2,316	33,532
GS Engineering & Construction Corporation (Industrials, Construction & Engineering)	4,119	90,085
GS Holdings Corporation (Energy, Oil, Gas & Consumable Fuels)	5,287	181,406
GS Home Shopping Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	310	31,825
GS Retail Company Limited (Consumer Staples, Food & Staples Retailing)	1,383	40,201
Hana Financial Group Incorporated (Financials, Banks)	16,458	426,206
Hana Tour Service Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	532	18,223
Handsome Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,011	20,609
Hankook Tire Company Limited (Consumer Discretionary, Auto Components)	4,564	96,050
Hanon Systems (Consumer Discretionary, Auto Components)	8,352	72,634
Hansol Chemical Company Limited (Materials, Chemicals)	475	36,743
Hanssem Company Limited (Consumer Discretionary, Household Durables)	826	43,364
Hanwha Chem Corporation (Materials, Chemicals)	5,235	78,279
Hanwha Corporation (Industrials, Industrial Conglomerates)	3,194	53,306
Hanwha Life Insurance Company Limited (Financials, Insurance)	18,931	25,890
Hanwha Techwin Company Limited (Industrials, Aerospace & Defense) †	1,848	42,095
Harim Holdings Company Limited (Consumer Staples, Food Products)	3,162	18,498
HDC Holdings Company Limited (Industrials, Construction & Engineering)	2,595	19,680
HDC Hyundai Development Co-Engineering & Construction (Industrials, Construction & Engineering)	1,942	29,028
Hite Jinro Company Limited (Consumer Staples, Beverages)	1,843	40,562
Hotel Shilla Company Limited (Consumer Discretionary, Specialty Retail)	1,697	111,536
Hugel Incorporated (Health Care, Biotechnology) †	175	54,780
Hyosung Corporation (Materials, Chemicals)	607	35,351
Hyundai Department Store Company Limited (Consumer Discretionary, Multiline Retail)	927	53,663
Hyundai Elevator Company (Industrials, Machinery)	879	39,414
Hyundai Engineering & Construction Company Limited (Industrials, Construction & Engineering)	4,143	119,791
Hyundai Glovis Company Limited (Industrials, Air Freight & Logistics)	1,205	122,922
Hyundai Greenfood Company Limited (Consumer Staples, Food & Staples Retailing)	3,882	27,718
Hyundai Heavy Industries Company Limited (Industrials, Machinery)	578	128,882
Hyundai Home Shopping Network Corporation (Consumer Discretionary, Internet & Direct Marketing Retail)	553	33,689
Hyundai Marine & Fire Insurance Company Limited (Financials, Insurance)	3,895	72,614
Hyundai Merchant Marine Company Limited (Industrials, Marine) †	12,150	32,779
Hyundai Mipo Dockyard Company Limited (Industrials, Machinery)	1,224	37,189
Hyundai Mobis Company (Consumer Discretionary, Auto Components)	3,645	637,105
Hyundai Motor Company (Consumer Discretionary, Automobiles)	8,760	836,801
Hyundai Steel Company (Materials, Metals & Mining)	4,706	93,496
Hyundai Wia Corporation (Consumer Discretionary, Auto Components)	833	26,509
Industrial Bank of Korea (Financials, Banks)	14,863	117,215
Innocean Worldwide Incorporated (Communication Services, Media)	577	31,956
JB Financial Group Company Limited (Financials, Banks)	7,984	33,071
JYP Entertainment Corporation (Communication Services, Entertainment)	1,808	31,459
Kakao Corporation (Communication Services, Interactive Media & Services)	2,727	391,165
Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,703	107,558
KB Financial Group Incorporated (Financials, Banks)	22,813	721,193
KCC Corporation (Materials, Chemicals)	338	46,174
KEPCO Plant Service & Engineering Company Limited (Industrials, Commercial Services & Supplies)	981	26,950
Kia Motors Corporation (Consumer Discretionary, Automobiles)	15,152	457,209

The accompanying notes are an integral part of these financial statements.

74  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

South Korea (continued)
Kiwoom Securities Company (Financials, Capital Markets)	558	$30,603
KMW Company Limited (Information Technology, Communications Equipment) †	1,342	55,820
Koh Young Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	563	44,841
Kolmar Korea Company Limited (Consumer Staples, Personal Products)	636	21,383
Kolon Industries Incorporated (Materials, Chemicals)	900	25,069
Korea Aerospace Industries Limited (Industrials, Aerospace & Defense)	5,051	107,999
Korea Electric Power Corporation (Utilities, Electric Utilities) †	16,434	287,570
Korea Gas Corporation (Utilities, Gas Utilities)	2,107	48,812
Korea Investment Holdings Company Limited (Financials, Capital Markets)	2,236	116,611
Korea Petrochemical Industrial Company Limited (Materials, Chemicals)	244	17,367
Korea Reinsurance Company (Financials, Insurance)	5,574	37,627
Korea Shipbuilding & Offshore Engineering Company Limited (Industrials, Machinery) †	2,285	196,447
Korea Zinc Company Limited (Materials, Metals & Mining)	662	226,494
Korean Air Lines Company Limited (Industrials, Airlines)	3,940	71,215
KT Corporation (Communication Services, Diversified Telecommunication Services)	13,191	259,844
KT&G Corporation (Consumer Staples, Tobacco)	7,239	503,656
Kuk-il Paper Manufacturing Company Limited (Materials, Paper & Forest Products) †	4,010	16,548
Kumho Petrochemical Company Limited (Materials, Chemicals)	1,158	57,280
Kumho Tire Company Incorporated (Consumer Discretionary, Auto Components) †	9,038	27,472
L&F Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,191	21,668
LEENO Industrial Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	489	32,915
LG Chem Limited (Materials, Chemicals)	2,445	740,764
LG Corporation (Industrials, Industrial Conglomerates)	7,120	395,761
LG Display Company Limited (Information Technology, Electronic Equipment, Instruments & Components) †	11,914	135,469
LG Electronics Incorporated (Consumer Discretionary, Household Durables)	6,050	304,315
LG Household & Health Care Limited (Consumer Staples, Personal Products)	497	501,722
LG Innotek Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	711	76,924
LG International Corporation (Industrials, Trading Companies & Distributors)	1,745	16,307
LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	14,190	154,291
Lotte Chemical Corporation (Materials, Chemicals)	895	139,956
Lotte Corporation (Industrials, Industrial Conglomerates)	2,456	59,210
LOTTE Fine Chemical Company Limited (Materials, Chemicals)	839	23,149
Lotte Shopping Company Limited (Consumer Discretionary, Multiline Retail)	592	46,891
LS Corporation (Industrials, Electrical Equipment)	1,835	54,781
LS Industrial Systems Company Limited (Industrials, Electrical Equipment)	980	35,373
Mando Corporation (Consumer Discretionary, Auto Components)	1,862	46,239
Medy-Tox Incorporated (Health Care, Biotechnology)	225	55,856
Meritz Financial Group Incorporated (Financials, Diversified Financial Services)	2,067	17,370
Meritz Fire & Marine Insurance Company Limited (Financials, Insurance)	2,602	31,810
Meritz Securities Company Limited (Financials, Capital Markets)	18,762	54,182
Mirae Asset Daewoo Company Limited (Financials, Capital Markets)	24,745	130,565
Mirae Asset Life Insurance Company Limited (Financials, Insurance)	5,673	18,716
Naver Corporation (Communication Services, Interactive Media & Services)	8,343	1,197,561
NCsoft Corporation (Communication Services, Entertainment)	821	438,865
NEPES Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	1,101	26,852
NH Investment & Securities Company Limited (Financials, Capital Markets)	7,583	63,138
NHN Entertainment Corporation (Communication Services, Entertainment) †	711	40,806
NongShim Company Limited (Consumer Staples, Food Products)	240	51,775
OIC Company Limited (Materials, Chemicals)	1,114	45,722
Orion Corporation of Republic of Korea (Consumer Staples, Food Products)	1,322	104,400
Osstem Implant Company Limited (Health Care, Health Care Equipment & Supplies) †	582	15,941

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  75

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

South Korea (continued)
Ottogi Corporation (Consumer Staples, Food Products)	146	$60,076
Pan Ocean Company Limited (Industrials, Marine) †	12,317	38,295
Paradise Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,484	34,036
Partron Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,555	19,168
Pearl Abyss Corporation (Communication Services, Entertainment) †	385	56,907
Pharmicell Company Limited (Health Care, Biotechnology) †	2,881	18,525
POSCO (Materials, Metals & Mining)	4,520	726,007
POSCO Chemtech Company Limited (Materials, Construction Materials)	1,158	53,078
Posco International Corporation (Industrials, Trading Companies & Distributors)	2,533	31,421
S1 Corporation Incorporated (Industrials, Commercial Services & Supplies)	1,115	75,466
Sam Chun Dang Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	953	31,820
Samsung C&T Corporation (Industrials, Industrial Conglomerates)	6,181	541,849
Samsung Card Company Limited (Financials, Consumer Finance)	1,504	41,733
Samsung Electro-Mechanics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,781	293,781
Samsung Engineering Company Limited (Industrials, Construction & Engineering) †	8,303	96,780
Samsung Fire & Marine Insurance (Financials, Insurance)	2,142	348,894
Samsung Life Insurance Company Limited (Financials, Insurance)	5,659	271,824
Samsung SDS Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	2,124	293,906
Samsung Securities Company Limited (Financials, Capital Markets)	3,425	93,756
Samyang Holdings Corporation (Consumer Staples, Food Products)	582	23,549
Seegene Incorporated (Health Care, Biotechnology) †	1,137	34,852
Seoul Semiconductor Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,537	31,736
SFA Engineering Corporation (Information Technology, Electronic Equipment, Instruments & Components)	930	28,764
Shinhan Financial Group Company Limited (Financials, Banks)	25,725	688,003
Shinsegae Company Limited (Consumer Discretionary, Multiline Retail)	346	66,318
Shinsegae International Company Limited (Consumer Discretionary, Specialty Retail)	150	22,662
SK Chemicals Company Limited (Materials, Chemicals)	359	16,935
SK Company Limited (Industrials, Industrial Conglomerates)	2,926	464,721
SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	28,692	2,120,068
SK Innovation Company Limited (Energy, Oil, Gas & Consumable Fuels)	3,467	328,258
SK Materials Company Limited (Materials, Chemicals)	261	32,182
SK Networks Company Limited (Industrials, Trading Companies & Distributors)	7,633	27,388
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	3,141	549,935
SKC Company Limited (Materials, Chemicals)	1,175	49,885
SM Entertainment Company (Communication Services, Entertainment) †	1,235	29,174
Soulbrain Company Limited (Materials, Chemicals)	603	44,167
Ssangyong Cement Industrial Company Limited (Materials, Construction Materials)	5,271	21,435
Studio Dragon Corporation (Communication Services, Entertainment) †	459	28,134
Taekwang Industrial Company Limited (Materials, Chemicals)	35	23,245
Taeyoung Engineering & Construction Company Limited (Industrials, Construction & Engineering)	2,857	30,896
Wonik IPS Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,713	45,577
Woori Financial Group Incorporated (Financials, Banks)	29,010	230,449
Young Poong Corporation (Materials, Metals & Mining)	43	21,031
Youngone Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,286	33,754
Yuhan Corporation (Health Care, Pharmaceuticals)	566	100,170
Yungjin Pharmaceutical Company (Health Care, Pharmaceuticals) †	4,865	20,259

		24,381,415

The accompanying notes are an integral part of these financial statements.

76  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value
Taiwan: 11.93%
Accton Technology Corporation (Information Technology, Communications Equipment)	25,000	$131,890
Acer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	153,000	80,936
Advantech Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	21,000	200,923
Aerospace industrial Development Corporation (Industrials, Aerospace & Defense)	38,000	39,136
Airtac International Group (Industrials, Machinery)	7,000	108,668
Arcadyan Technology Corporation (Information Technology, Communications Equipment)	9,000	22,907
ASE Technology Holding Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	185,000	428,998
Asia Cement Corporation (Materials, Construction Materials)	121,000	176,040
Asia Optical Company Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	14,000	37,796
ASMedia Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	2,000	49,311
Asustek Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	37,000	247,524
AU Optronics Corporation (Information Technology, Electronic Equipment, Instruments & Components)	438,000	135,546
BizLink Holding Incorporated (Industrials, Electrical Equipment)	6,000	36,666
Capital Securities Corporation (Financials, Capital Markets)	157,700	51,066
Career Technology Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	18,840	19,377
Cathay No.1 REIT (Real Estate, Equity REITs)	104,500	61,293
Cathay Real Estate Development Company Limited (Real Estate, Real Estate Management & Development)	30,000	20,703
Chailease Holding Company Limited (Financials, Diversified Financial Services)	70,211	261,275
Chang Hwa Commercial Bank (Financials, Banks)	345,105	263,693
Cheng Loong Corporation (Materials, Containers & Packaging)	48,000	37,199
Cheng Shin Rubber Industry Company Limited (Consumer Discretionary, Auto Components)	120,000	154,913
Cheng Uei Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,000	18,990
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	31,335	84,906
Chilisin Electronics Corporation (Information Technology, Electronic Equipment, Instruments & Components)	10,225	35,016
Chin Poon Industrial Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	24,000	23,296
China Airlines (Industrials, Airlines)	238,000	63,743
China Bills Finance Corporation (Financials, Capital Markets)	102,535	51,401
China Development Financial Holding Corporation (Financials, Insurance)	762,000	228,843
China Life Insurance Company - Taiwan Exchange (Financials, Insurance) †	156,000	122,445
China Petrochemical Development Corporation (Materials, Chemicals)	169,350	44,791
China Steel Chemical Corporation (Materials, Chemicals)	8,000	30,869
China Steel Corporation (Materials, Metals & Mining)	625,000	473,865
ChipMOS Technologies Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	25,000	23,873
Chong Hong Construction Company Limited (Real Estate, Real Estate Management & Development)	16,000	43,014
Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	21,000	96,834
Chunghwa Telecom Company Limited (Communication Services, Diversified Telecommunication Services)	226,000	800,961
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	4,000	20,942
Clevo Company (Information Technology, Technology Hardware, Storage & Peripherals)	35,000	35,146
Compal Electronic Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	213,000	128,417
Compeq Manufacturing Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	62,000	77,862

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  77

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Taiwan (continued)
CTBC Financial Holding Company Limited (Financials, Banks)	999,000	$741,422
CTCI Corporation (Industrials, Construction & Engineering)	43,000	52,177
Cub Elecparts Incorporated (Consumer Discretionary, Auto Components)	3,011	19,679
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	109,000	494,159
E.SUN Financial Holding Company Limited (Financials, Banks)	605,764	577,564
Eclat Textile Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	13,000	151,476
Elan Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	18,100	48,544
Elite Material Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	14,000	54,721
Ennoconn Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	3,000	21,079
Epistar Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	54,000	49,828
Eternal Chemical Company Limited (Materials, Chemicals)	45,453	40,311
Eva Airways Corporation (Industrials, Airlines)	190,869	75,173
Evergreen Marine Corporation (Taiwan) Limited (Industrials, Marine) †	177,850	66,711
Everlight Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	25,000	25,750
Far Eastern Department Stores Company Limited (Consumer Discretionary, Multiline Retail)	56,000	44,509
Far Eastern International Bank (Financials, Banks)	222,259	85,795
Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)	203,000	187,118
Far EasTone Telecommunications Company Limited (Communication Services, Wireless Telecommunication Services)	94,000	203,964
Feng Hsin Iron & Steel Company (Materials, Metals & Mining)	32,506	58,184
Feng Tay Enterprise Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	28,400	156,341
First Financial Holding Company Limited (Financials, Banks)	524,503	408,183
Flexium Interconnect Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	15,000	54,632
Formosa Chemicals & Fibre Corporation (Materials, Chemicals)	221,000	593,371
Formosa Plastics Corporation (Materials, Chemicals)	243,000	725,412
Formosa Taffeta Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	58,000	63,225
Foxconn Technology Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	48,000	93,181
Fulgent Sun International Holding Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,000	24,436
Fusheng Precision Company Limited (Consumer Discretionary, Leisure Products)	8,000	49,974
General Interface Solution Holding Limited (Information Technology, Electronic Equipment, Instruments & Components)	11,000	34,910
Getac Technology Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	19,000	30,250
Giant Manufacturing Company Limited (Consumer Discretionary, Leisure Products)	20,000	107,171
Gigabyte Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	29,000	48,870
Global Unichip Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	4,000	28,714
Goldsun Development & Construction Company Limited (Materials, Construction Materials)	61,000	25,850
Gourmet Master Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,936	18,186
Grand Pacific Petrochemical Corporation (Materials, Chemicals) †	53,000	28,428
Grape King Bio Limited (Consumer Staples, Personal Products)	7,000	50,057
Great Wall Enterprises Company Limited (Consumer Staples, Food Products)	45,377	59,853
Greatek Electronic Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	23,000	35,439
Hannstar Board Corporation (Information Technology, Electronic Equipment, Instruments & Components)	15,000	17,365
Hannstar Display Corporation (Information Technology, Electronic Equipment, Instruments & Components)	154,000	33,142
Highwealth Construction Corporation (Real Estate, Real Estate Management & Development)	52,000	76,648

The accompanying notes are an integral part of these financial statements.

78  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Taiwan (continued)
Hiwin Technologies Corporation (Industrials, Machinery)	15,376	$149,241
Holtek Semiconductor Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	16,000	34,083
Holy Stone Enterprise Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	10,000	32,141
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	645,400	1,684,145
Hota Industrial Manufacturing Company Limited (Consumer Discretionary, Auto Components)	12,000	44,667
Hotai Motor Company Limited (Consumer Discretionary, Specialty Retail)	20,000	405,178
Hua Nan Financial Holdings Company Limited Class C (Financials, Banks)	502,574	355,610
Huaku Development Company Limited (Real Estate, Real Estate Management & Development)	16,000	45,374
Hung Sheng Construction Company Limited (Real Estate, Real Estate Management & Development)	32,960	22,276
IBF Financial Holdings Company Limited (Financials, Capital Markets)	155,762	58,214
Innolux Display Corporation (Information Technology, Electronic Equipment, Instruments & Components)	454,000	117,043
International CSRC Investment Holdings Company Limited (Materials, Chemicals)	40,206	35,397
Inventec Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	163,000	122,133
ITEQ Corporation (Information Technology, Electronic Equipment, Instruments & Components)	10,000	46,263
Kenda Rubber Industrial Company Limited (Consumer Discretionary, Auto Components)	51,875	47,952
King Slide Works Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	4,000	45,547
King Yuan Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	59,000	62,380
King’s Town Bank Company Limited (Financials, Banks)	54,000	65,058
Kinpo Electronics Incorporated (Consumer Discretionary, Household Durables)	72,000	31,469
Kinsus Interconnect Technology Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	15,000	25,203
Lien Hwa Industrial Corporation (Consumer Staples, Food Products)	55,100	68,492
Lite-On Technology Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	116,000	165,148
LOTES Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	4,000	38,198
Machvision Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	2,000	23,356
Macronix International Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	99,536	104,640
Makalot Industrial Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	12,800	62,376
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	78,000	906,776
Mega Financial Holding Company Limited (Financials, Banks)	594,000	628,984
Mercuries Life Insurance Company (Financials, Insurance) †	60,302	23,145
Merida Industry Company Limited (Consumer Discretionary, Leisure Products)	13,000	62,470
Merry Electronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	10,000	45,334
Micro-Star International Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	39,000	114,157
Mitac Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	52,754	58,228
Nan Kang Rubber Tire Company Limited (Consumer Discretionary, Auto Components)	28,000	39,362
Nan Ya Plastics Corporation (Materials, Chemicals)	293,000	654,611
Nanya Technology Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	58,000	144,372
Nien Made Enterprise Company Limited (Consumer Discretionary, Household Durables)	8,000	63,110
Novatek Microelectronics Corporation Limited (Information Technology, Semiconductors & Semiconductor Equipment)	32,000	201,387
Oriental Union Chemical Corporation (Materials, Chemicals)	30,000	19,434
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	113,000	229,920
Pharmally International Holding Company Limited (Health Care, Pharmaceuticals)	5,128	34,720
Pou Chen Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	135,000	149,887

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  79

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Taiwan (continued)
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	41,000	$134,111
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	28,000	273,332
President Securities Corporation (Financials, Capital Markets)	68,000	30,675
Primax Electronics Limited (Information Technology, Technology Hardware, Storage & Peripherals)	22,000	34,631
Prince Housing & Development Corporation (Real Estate, Real Estate Management & Development)	103,800	36,600
Qisda Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	80,000	48,922
Quanta Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	144,000	290,463
Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	25,000	79,194
Realtek Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	26,000	188,135
Ruentex Development Company Limited (Real Estate, Real Estate Management & Development)	43,880	59,090
Sanyang Industry Company Limited (Consumer Discretionary, Automobiles)	53,000	35,845
Sercomm Corporation (Information Technology, Communications Equipment)	14,000	33,581
Shihlin Electric & Engineering Corporation (Industrials, Electrical Equipment)	23,700	34,256
Shin Kong Financial Holding Company Limited (Financials, Insurance)	632,000	188,434
Shin Kong No.1 REIT (Real Estate, Equity REITs)	91,000	55,749
Shin Zu Shing Company Limited (Industrials, Machinery)	9,000	40,103
Shinkong Synthetic Fibers Corporation (Materials, Chemicals)	70,000	27,791
Sinbon Electronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	12,000	50,932
Sinopac Financial Holdings Company Limited (Financials, Banks)	593,400	251,111
Sitronix Technology Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	7,000	32,444
Standard Foods Corporation (Consumer Staples, Food Products)	29,000	64,732
Synnex Technology International Corporation (Information Technology, Electronic Equipment, Instruments & Components)	71,000	87,322
Systex Corporation (Information Technology, IT Services)	17,000	44,167
Ta Chen Stainless Pipe Company (Materials, Metals & Mining)	40,840	41,316
Taichung Commercial Bank (Financials, Banks)	168,685	68,142
Tainan Spinning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	152,000	50,056
Taishin Financial Holdings Company Limited (Financials, Banks)	535,481	248,752
Taiwan Business Bank (Financials, Banks)	277,171	108,534
Taiwan Cement Corporation (Materials, Construction Materials)	276,896	382,399
Taiwan Cooperative Financial Holdings Company Limited (Financials, Banks)	510,315	350,604
Taiwan Fertilizer Company Limited (Materials, Chemicals)	37,000	58,267
Taiwan Glass Industrial Corporation (Industrials, Building Products)	92,000	30,425
Taiwan High Speed Rail Corporation (Industrials, Transportation Infrastructure)	158,000	178,219
Taiwan Hon Chuan Enterprise Company Limited (Materials, Containers & Packaging)	17,000	32,946
Taiwan Mobile Company Limited (Communication Services, Wireless Telecommunication Services)	120,000	413,913
Taiwan Paiho Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	17,000	38,300
Taiwan Secom Company Limited (Industrials, Commercial Services & Supplies)	13,000	37,910
Taiwan Surface Mounting Technology Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	14,000	41,777
TECO Electric & Machinery Company Limited (Industrials, Electrical Equipment)	105,000	91,750
The Shanghai Commercial & Savings Bank Limited (Financials, Banks)	202,000	332,589
Tong Hsing Electronic Industries Limited (Information Technology, Electronic Equipment, Instruments & Components)	5,000	24,386
Tong Yang Industry Company Limited (Consumer Discretionary, Auto Components)	24,000	30,553
Topco Scientific Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	12,000	40,659
TPK Holding Company Limited (Information Technology, Electronic Equipment, Instruments & Components) †	19,000	27,605
Transcend Information Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	13,000	33,250

The accompanying notes are an integral part of these financial statements.

80  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Taiwan (continued)
Tripod Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	23,000	$82,556
TSRC Corporation (Materials, Chemicals)	34,000	23,890
Tung Ho Steel Enterprise Corporation (Materials, Metals & Mining)	44,000	32,451
U-Ming Marine Transport Corporation (Industrials, Marine)	33,000	31,483
Uni-President Enterprises Corporation (Consumer Staples, Food Products)	289,000	691,697
Unimicron Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	65,000	83,268
Union Bank of Taiwan (Financials, Banks) †	178,382	64,407
Unitech Printed Circuit Board Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	31,000	27,382
United Integrated Services Company Limited (Industrials, Construction & Engineering)	10,000	59,464
United Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	558,000	278,408
United Renewable Energy Company Limited (Information Technology, Semiconductors & Semiconductor Equipment) †	142,000	32,209
Visual Photonics Epitaxy Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	9,000	28,463
Voltronic Power Technology Corporation (Industrials, Electrical Equipment)	3,200	73,381
Walsin Lihwa Corporation (Industrials, Electrical Equipment)	150,000	68,154
Walsin Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	19,000	130,012
Wan Hai Lines Limited (Industrials, Marine)	87,000	49,393
Windbond Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	160,000	81,593
Wistron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	137,607	120,744
Wistron Neweb Corporation (Information Technology, Communications Equipment)	17,599	39,698
Wiwynn Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	5,000	116,769
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	71,440	90,750
WT Microelectronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	32,000	40,567
Yageo Corporation (Information Technology, Electronic Equipment, Instruments & Components)	16,566	213,950
YFY Incorporated (Materials, Paper & Forest Products)	77,000	35,041
Yieh Phui Enterprise Company Limited (Materials, Metals & Mining)	78,013	23,214
Yuanta Financial Holding Company Limited (Financials, Diversified Financial Services)	582,000	363,854
Yulon Finance Corporation (Financials, Consumer Finance)	8,100	27,921
Yulon Motor Company Limited (Consumer Discretionary, Automobiles)	52,000	34,609
Yungtay Engineering Company Limited (Industrials, Machinery)	18,000	35,165
Zhen Ding Technology Holding (Information Technology, Electronic Equipment, Instruments & Components)	31,000	116,619

		25,881,441

Thailand: 4.57%
Advanced Info Service PCL (Communication Services, Wireless Telecommunication Services)	55,500	356,180
Aeon Thana Sinsap PCL (Financials, Consumer Finance)	4,300	19,170
Airports of Thailand PCL (Industrials, Transportation Infrastructure)	228,100	439,168
Amata Corporation PCL (Real Estate, Real Estate Management & Development)	63,200	29,558
AP Thailand PCL (Real Estate, Real Estate Management & Development)	149,100	29,226
B.Grimm PCL (Utilities, Independent Power & Renewable Electricity Producers)	40,900	59,439
Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	65,100	50,350
Bangkok Bank PCL (Financials, Banks)	71,100	298,194
Bangkok Chain Hospital PCL (Health Care, Health Care Providers & Services)	79,000	33,190
Bangkok Dusit Medical Services PCL (Health Care, Health Care Providers & Services)	603,600	429,366
Bangkok Expressway and Metro PCL (Industrials, Transportation Infrastructure)	428,500	127,383
Bangkok Insurance PCL (Financials, Insurance)	6,900	54,010

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  81

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Thailand (continued)
Bangkok Life Assurance PCL (Financials, Insurance)	76,800	$38,097
Bangkokland PCL (Real Estate, Real Estate Management & Development)	967,600	31,834
Bank of Ayudhya PCL (Financials, Banks)	103,700	81,104
Banpu PCL (Energy, Oil, Gas & Consumable Fuels)	275,500	63,159
Berli Jucker PCL (Consumer Staples, Food & Staples Retailing)	67,800	79,400
BTS Group Holdings PCL (Industrials, Road & Rail)	485,200	170,431
Bumrungrad Hospital PCL (Health Care, Health Care Providers & Services)	23,800	98,559
Carabao Group PCL (Consumer Staples, Beverages)	26,400	60,633
Central Plaza Hotel PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)	65,300	37,958
Central Retail Corporation PCL (Consumer Discretionary, Multiline Retail) †	49,083	48,997
CH Karnchang PCL (Industrials, Construction & Engineering)	68,600	41,446
Charoen Pokphand Foods PCL (Consumer Staples, Food Products)	279,600	240,566
Chularat Hospital PCL (Health Care, Health Care Providers & Services)	327,800	26,352
Cimb Thai Bank PCL (Financials, Banks) †	2,548,000	39,971
Com7 PCL (Consumer Discretionary, Specialty Retail)	40,100	28,708
CP All PCL (Consumer Staples, Food & Staples Retailing)	311,600	656,683
Delta Electronics Thailand PCL (Information Technology, Electronic Equipment, Instruments & Components)	34,500	55,189
Electricity Genera PCL (Utilities, Independent Power & Renewable Electricity Producers)	13,200	115,172
GFPT PCL (Consumer Staples, Food Products)	75,000	25,611
Global Power Synergy PCL (Utilities, Independent Power & Renewable Electricity Producers)	86,500	175,189
Gulf Energy Development PCL (Utilities, Independent Power & Renewable Electricity Producers)	47,700	255,045
Gunkul Engineering PCL (Industrials, Electrical Equipment)	296,300	23,339
Hana Microelectronics PCL (Information Technology, Electronic Equipment, Instruments & Components)	27,700	29,979
Home Product Center PCL (Consumer Discretionary, Specialty Retail)	356,400	145,818
Impact Growth REIT (Real Estate, Equity REITs)	37,700	24,134
Indorama Ventures PCL (Materials, Chemicals)	117,400	99,702
Intouch Holdings PCL (Communication Services, Wireless Telecommunication Services)	114,800	198,900
Jasmine International PCL (Communication Services, Diversified Telecommunication Services)	168,800	26,129
Kasikornbank PCL - Non-voting (Financials, Banks)	106,500	405,769
KCE Electronics PCL (Information Technology, Electronic Equipment, Instruments & Components)	45,800	32,803
Kiatnakin Bank PCL (Financials, Banks)	49,600	98,580
Krung Thai Bank PCL (Financials, Banks)	765,900	342,644
Krungthai Card PCL (Financials, Consumer Finance)	50,600	63,196
Land & Houses PCL (Real Estate, Real Estate Management & Development)	442,100	119,319
Major Cineplex Group PCL (Communication Services, Entertainment)	40,800	24,653
MBK PCL (Real Estate, Real Estate Management & Development)	69,600	39,807
Minor International PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)	181,800	160,699
MK Restaurants Group PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,800	26,445
Muangthai Leasing PCL (Financials, Consumer Finance)	37,700	69,956
Osotspa PCL (Consumer Staples, Beverages)	89,200	119,879
Plan B Media PCL (Communication Services, Media)	128,800	21,253
Pruksa Holding PCL (Real Estate, Real Estate Management & Development)	54,500	24,900
PTG Energy PCL (Consumer Discretionary, Specialty Retail)	53,300	24,218
PTT Global Chemical PCL (Materials, Chemicals)	116,500	155,004
PTT PCL (Energy, Oil, Gas & Consumable Fuels)	693,300	869,156
Quality Houses PCL (Real Estate, Real Estate Management & Development)	554,900	40,034
Ramkamhaeng Hospital PCL (Health Care, Health Care Providers & Services)	7,100	31,852
Ratchaburi Electricity Generating Holding PCL (Utilities, Independent Power & Renewable Electricity Producers)	37,700	71,073
Sansiri PCL (Real Estate, Real Estate Management & Development)	989,300	22,531
Siam City Cement PCL (Materials, Construction Materials)	5,100	25,417
Siam Commercial Bank PCL (Financials, Banks)	146,600	411,537
Siam Global House PCL (Consumer Discretionary, Specialty Retail)	127,900	57,001

The accompanying notes are an integral part of these financial statements.

82  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Shares	Value

Thailand (continued)
Sino Thai Engineering & Construction PCL (Industrials, Construction & Engineering)	68,100	$32,695
Sri Trang Agro-Industry PCL (Consumer Discretionary, Auto Components)	52,000	19,718
Srisawad Power 1979 PCL (Financials, Diversified Financial Services)	48,140	104,609
Star Petroleum Refining PCL (Energy, Oil, Gas & Consumable Fuels)	113,300	29,011
STARK Corporation PCL (Communication Services, Media) †	373,300	23,897
Supalai PCL (Real Estate, Real Estate Management & Development)	81,600	42,453
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	62,800	88,397
Thai President Foods PCL (Consumer Staples, Food Products)	7,900	45,813
Thai Union Group PCL (Consumer Staples, Food Products)	242,600	119,352
Thai Vegetable Oil PCL (Consumer Staples, Food Products)	48,500	42,575
Thaifoods Group PCL (Consumer Staples, Food Products)	132,200	14,312
Thanachart Capital PCL (Financials, Banks)	56,600	95,701
The Siam Cement PCL (Materials, Construction Materials)	43,800	436,249
Thonburi Healthcare Group PCL (Health Care, Health Care Providers & Services)	33,200	23,868
Tipco Asphalt PCL (Materials, Construction Materials)	70,300	42,427
Tisco Financial Group PCL (Financials, Banks)	38,200	120,217
TMB Bank PCL (Financials, Banks)	2,895,900	101,147
TOA Paint Thailand PCL (Materials, Chemicals)	36,100	36,011
Total Access Communication PCL (Communication Services, Wireless Telecommunication Services)	35,200	41,332
TPI Polene PCL (Materials, Construction Materials)	488,900	19,515
TPI Polene Power PCL (Utilities, Independent Power & Renewable Electricity Producers)	105,600	13,371
True Corporation PCL (Communication Services, Diversified Telecommunication Services)	1,220,500	131,617
TTW PCL (Utilities, Water Utilities)	62,000	27,366
VGI Global Media PCL (Communication Services, Media)	178,700	38,252
Vibhavadi Medical Center PCL (Health Care, Health Care Providers & Services)	400,200	18,770
WHA Corporation PCL (Real Estate, Real Estate Management & Development)	560,200	49,406
WHA Premium Growth Freehold & Leasehold REIT (Real Estate, Equity REITs)	94,600	48,866

		9,908,012

Turkey: 0.89%
Akbank TAS (Financials, Banks) †	154,949	167,992
Anadolu Efes Biracilik ve Malt Sanayii AS (Consumer Staples, Beverages)	12,023	42,811
Arcelik AS (Consumer Discretionary, Household Durables) †	14,706	44,058
Aselsan Elektronik Sanayi ve Ticaret AS (Industrials, Aerospace & Defense)	15,497	68,628
Bim Birlesik Magazalar AS (Consumer Staples, Food & Staples Retailing)	22,592	174,638
Coca-Cola Icecek Uretim AS (Consumer Staples, Beverages)	4,724	34,076
Emlak Konut Gayrimenkul Yati AS (Real Estate, Equity REITs)	130,953	29,342
Enka Insaat ve Sanayi AS (Industrials, Industrial Conglomerates)	75,303	77,711
Eregli Demir ve Celik Fabrikalari TAS (Materials, Metals & Mining)	63,750	85,056
Ford Otomotiv Sanayi AS (Consumer Discretionary, Automobiles)	4,283	54,059
Haci Omer Sabanci Holding AS (Financials, Diversified Financial Services)	63,131	86,923
Koc Holding AS (Industrials, Industrial Conglomerates)	48,775	135,920
Koza Altin Isletmeleri AS (Materials, Metals & Mining) †	2,215	25,969
Pegasus Hava Tasimaciligi AS (Industrials, Airlines) †	2,587	22,463
Petkim Petrokimya Holding AS (Materials, Chemicals) †	48,167	28,145
Soda Sanayii AS (Materials, Chemicals)	25,951	24,060
Sok Marketler Ticaret AS (Consumer Staples, Food & Staples Retailing) †	16,275	22,200
TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	8,914	29,201
Tekfen Holding AS (Industrials, Construction & Engineering)	13,290	31,768
Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary, Automobiles)	6,678	28,479
Tupras Turkiye Petrol Rafinerileri AS (Energy, Oil, Gas & Consumable Fuels)	6,802	110,972
Turk Hava Yollari Anonim Ortakligi AS (Industrials, Airlines) †	39,884	75,389
Turk Sise ve Cam Fabrikalari AS (Industrials, Industrial Conglomerates)	36,061	28,118
Turk Telekomunikasyon AS (Communication Services, Diversified Telecommunication Services) †	25,733	31,140
Turkcell Iletisim Hizmetleri AS (Communication Services, Wireless Telecommunication Services)	51,974	115,638

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  83

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

			Shares		Value

Turkey (continued)
Turkiye Garanti Bankasi AS (Financials, Banks) †				106,509	$163,053
Turkiye Halk Bankasi AS (Financials, Banks) †				33,253	31,861
Turkiye Is Bankasi Class C AS (Financials, Banks) †				76,705	70,635
Turkiye Vakiflar Bankasi TAO AS (Financials, Banks) †				48,459	41,225
Ulker Biskuvi Sanayi AS (Consumer Staples, Food Products) †				8,792	29,147
Yapi Ve Kredi Bankasi AS (Financials, Banks) †				74,075	27,248

					1,937,925

Total Common Stocks (Cost $209,342,854)					200,536,027

	Interest rate	Maturity date	Principal
Foreign Corporate Bonds and Notes: 0.00%

India: 0.00%
Britannia Industries Limited (Consumer Staples, Food Products)	8.00%	8-28-2022	INR	229,650	3,269

Total Foreign Corporate Bonds and Notes (Cost $3,268)					3,269

	Dividend yield		Shares

Preferred Stocks: 3.10%

Brazil: 2.82%
Alpargatas SA (Consumer Staples, Personal Products)	0.18			10,040	70,811
Azul SA (Industrials, Transportation Infrastructure) †	0.00			16,300	161,983
Banco Bradesco SA (Financials, Banks)	6.92			210,233	1,435,277
Banco do Estado do Rio Grande do Sul SA Class B (Financials, Banks)	6.62			11,400	46,269
Banco Inter SA (Financials, Banks)	0.49			11,600	39,714
Banco Santander Brasil SA (Financials, Banks)	8.15			22,600	98,751
Bradespar SA (Materials, Metals & Mining)	4.04			11,800	88,106
Braskem SA Class A (Materials, Chemicals)	3.43			6,210	37,341
Companhia Brasileira de Distribuicao (Consumer Staples, Food & Staples Retailing)	1.21			8,273	133,403
Companhia de Saneamento do Parana (Utilities, Water Utilities)	4.45			18,240	80,760
Companhia de Transmissao de Energia Electrica Paulista (Utilities, Electric Utilities)	6.74			8,720	42,977
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	5.46			44,669	139,444
Companhia Energetica de Sao Paulo Class B (Utilities, Independent Power & Renewable Electricity Producers)	3.09			8,900	64,881
Companhia Paranaense de Energia-Copel Class B (Utilities, Electric Utilities)	3.82			4,700	75,368
Energisa SA (Utilities, Electric Utilities)	1.59			8,270	18,678
Gerdau SA (Materials, Metals & Mining)	1.84			56,000	212,008
Gol Linhas Aereas Inteligentes SA (Industrials, Airlines) †	0.00			7,200	41,217
Itau Unibanco Holding SA (Financials, Banks)	6.45			258,070	1,846,696
Itaúsa Investimentos Itaú SA (Financials, Banks)	7.45			243,061	652,779
Klabin SA (Materials, Containers & Packaging)	4.67			143,800	125,410
Lojas Americanas SA (Consumer Discretionary, Multiline Retail)	0.63			44,400	264,103
Marcopolo SA (Industrials, Machinery)	1.25			37,300	40,871
Metalurgica Gerdau SA (Materials, Metals & Mining)	2.10			35,300	62,755
Telefonica Brasil SA (Communication Services, Diversified Telecommunication Services)	6.61			24,509	292,558
Usinas Siderurgicas de Minas Gerais SA Class A (Materials, Metals & Mining)	1.08			24,200	44,213

					6,116,373

Chile: 0.08%
Coca-Cola Embonor SA Class B (Consumer Staples, Food Products)	8.97			17,918	24,693
Embotelladora Andina SA Class B (Consumer Staples, Food & Staples Retailing)	5.45			21,170	51,120
Sociedad Quimica y Minera de Chile SA Class B (Materials, Chemicals)	4.59			3,621	95,893

					171,706

The accompanying notes are an integral part of these financial statements.

84  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

	Dividend yield		Shares	Value
Colombia: 0.11%
Banco Davivienda SA (Financials, Banks)	2.15%		5,681	$67,800
Bancolombia SA (Financials, Banks)	2.79		14,271	170,642

				238,442

Russia: 0.09%
Bashneft PAO (Energy, Oil, Gas & Consumable Fuels)	10.01		1,104	27,701
Transneft PJSC (Energy, Oil, Gas & Consumable Fuels)	7.74		78	171,400

				199,101

Total Preferred Stocks (Cost $7,102,946)				6,725,622

		Expiration date

Rights: 0.00%

Hong Kong: 0.00%
Legend Holdings Corporation H Shares (Financials, Diversified Financial Services) †(a)		5-9-2029	3,061	0

South Korea: 0.00%
HDC Hyundai Development Co-Engineering & Construction (Industrials, Construction & Engineering) †(a)		3-6-2020	892	241

Total Rights (Cost $0)				241

Warrants: 0.01%

Malaysia: 0.01%
Serba Dinamik Holdings Bhd (Energy, Energy Equipment & Services) †			15,300	1,234
Sunway Bhd (Real Estate, Real Estate Management & Development) †			122,430	10,311

				11,545

Thailand: 0.00%
BTS Group Holdings PCL (Industrials, Road & Rail) †			51,660	1,408
Minor International PCL (Consumer Discretionary, Hotels, Restaurants & Leisure) †			12,585	689

				2,097

Total Warrants (Cost $0)				13,642

	Yield
Short-Term Investments: 3.10%

Investment Companies: 3.10%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52		6,720,374	6,720,374

Total Short-Term Investments (Cost $6,720,374)				6,720,374

Total investments in securities (Cost $223,169,442)	98.61%	213,999,175

Other assets and liabilities, net	1.39	3,022,184

Total net assets	100.00%	$217,021,359

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  85

Portfolio of investments—February 29, 2020

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
‡	Security is valued using significant unobservable inputs.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
GDR	Global depositary receipt
INR	Indian Rupee
REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

MSCI Emerging Markets Index	192	3-20-2020	$10,167,740	$9,684,480	$0	$(483,260)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	7,871,946	69,105,943	(70,257,515)	6,720,374	$0	$0	$136,960	$6,720,374	3.10%

The accompanying notes are an integral part of these financial statements.

86  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Common Stocks: 94.59%

Australia: 8.62%
Afterpay Touch Group Limited (Information Technology, IT Services) †	10,672	$237,310
AGL Energy Limited (Utilities, Multi-Utilities)	34,653	433,949
ALS Limited (Industrials, Professional Services)	24,980	138,122
Altium Limited (Information Technology, Software)	6,209	127,375
Alumina Limited (Materials, Metals & Mining)	139,520	178,599
Ansell Limited (Health Care, Health Care Equipment & Supplies)	6,626	129,622
APA Group (Utilities, Gas Utilities)	49,430	348,364
Aristocrat Leisure Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	32,571	714,411
ASX Limited (Financials, Capital Markets)	9,670	472,394
Atlas Arteria Stapled Securities (Industrials, Transportation Infrastructure)	44,427	234,133
Aurizon Holdings Limited (Industrials, Road & Rail)	97,201	309,446
AusNet Services (Utilities, Electric Utilities)	94,217	104,464
Australia & New Zealand Banking Group Limited (Financials, Banks)	147,702	2,381,980
Bank of Queensland Limited (Financials, Banks)	21,836	107,401
Beach Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	83,120	98,254
Bendigo Bank Limited (Financials, Banks)	25,741	155,426
BHP Billiton Limited (Materials, Metals & Mining)	153,931	3,345,754
BlueScope Steel Limited (Materials, Metals & Mining)	25,105	196,330
Boral Limited (Materials, Construction Materials)	65,662	196,007
Brambles Limited (Industrials, Commercial Services & Supplies)	79,311	624,234
Caltex Australia Limited (Energy, Oil, Gas & Consumable Fuels)	12,886	277,121
Carsales.com Limited (Communication Services, Interactive Media & Services)	12,108	129,510
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	21,924	131,945
Charter Hall Group (Real Estate, Equity REITs)	22,997	188,185
CIMIC Group Limited (Industrials, Construction & Engineering)	4,852	76,402
Cleanaway Waste Management Limited (Industrials, Commercial Services & Supplies)	100,904	150,939
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	25,232	190,025
Cochlear Limited (Health Care, Health Care Equipment & Supplies)	2,925	400,643
Coles Group Liimited (Consumer Staples, Food & Staples Retailing)	56,192	526,543
Commonwealth Bank of Australia (Financials, Banks)	90,626	4,865,089
Computershare Limited (Information Technology, IT Services)	26,278	266,326
Crown Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,045	100,403
CSL Limited (Health Care, Biotechnology)	22,316	4,558,526
Dexus Property Group (Real Estate, Equity REITs)	55,745	444,076
Domino’s Pizza Enterprises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,012	110,245
Downer EDI Limited (Industrials, Commercial Services & Supplies)	28,828	108,883
Evolution Mining Limited (Materials, Metals & Mining)	74,159	193,866
Fortescue Metals Group Limited (Materials, Metals & Mining)	88,773	592,948
Goodman Group (Real Estate, Equity REITs)	83,670	821,494
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail)	31,679	77,424
Iluka Resources Limited (Materials, Metals & Mining)	22,622	124,381
Incitec Pivot Limited (Materials, Chemicals)	82,361	148,328
Insurance Australia Group Limited (Financials, Insurance)	124,790	525,146
JB Hi-Fi Limited (Consumer Discretionary, Specialty Retail)	4,972	120,234
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	29,493	343,079
Link Administration Holdings Limited (Information Technology, IT Services)	26,880	83,354
Macquarie Group Limited (Financials, Capital Markets)	18,450	1,640,453
Magellan Financial Group Limited (Financials, Capital Markets)	6,774	250,601
Medibank Private Limited (Financials, Insurance)	139,173	259,985
Metcash Limited (Consumer Staples, Food & Staples Retailing)	47,559	77,369
Mirvac Group (Real Estate, Equity REITs)	206,335	410,428
National Australia Bank Limited (Financials, Banks)	150,569	2,477,775
Newcrest Mining Limited (Materials, Metals & Mining)	38,037	623,958

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  87

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Australia (continued)
NIB Holdings Limited (Financials, Insurance)	22,684	$69,310
Northern Star Resources Limited (Materials, Metals & Mining)	31,064	271,317
Orica Limited (Materials, Chemicals)	19,439	254,103
Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels)	92,474	427,623
Orora Limited (Materials, Containers & Packaging)	62,037	111,477
OZ Minerals Limited (Materials, Metals & Mining)	16,691	98,940
Qantas Airways Limited (Industrials, Airlines)	89,211	326,290
QBE Insurance Group Limited (Financials, Insurance)	67,743	602,116
Qube Holdings Limited (Industrials, Transportation Infrastructure)	73,957	142,184
Ramsay Health Care Limited (Health Care, Health Care Providers & Services)	7,974	356,736
REA Group Limited (Communication Services, Interactive Media & Services)	2,471	160,406
Reece Limited (Industrials, Trading Companies & Distributors)	17,236	129,127
Reliance Worldwide Corporation Limited (Industrials, Building Products)	39,000	87,247
Rio Tinto Limited (Materials, Metals & Mining)	19,185	1,102,462
Santos Limited (Energy, Oil, Gas & Consumable Fuels)	90,908	414,735
Scentre Group (Real Estate, Equity REITs)	273,856	620,504
SEEK Limited (Industrials, Professional Services)	17,623	241,379
Sonic Healthcare Limited (Health Care, Health Care Providers & Services)	23,402	444,222
Spark Infrastructure Group (Utilities, Electric Utilities)	86,977	120,178
Stockland Corporation Limited (Real Estate, Equity REITs)	122,254	377,919
Suncorp Group Limited (Financials, Insurance)	66,461	496,517
Sydney Airport Holdings Limited (Industrials, Transportation Infrastructure)	118,348	604,808
Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	103,589	258,055
Telstra Corporation Limited (Communication Services, Diversified Telecommunication Services)	579,370	1,306,643
The GPT Group (Real Estate, Equity REITs)	86,333	326,298
The Star Entertainment Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	48,822	117,511
TPG Telecom Limited (Communication Services, Diversified Telecommunication Services)	18,755	92,758
Transurban Group (Industrials, Transportation Infrastructure)	138,329	1,348,860
Treasury Wine Estates Limited (Consumer Staples, Beverages)	37,345	272,625
Vicinity Centres (Real Estate, Equity REITs)	167,555	237,305
Washington H. Soul Pattinson & Company Limited (Energy, Oil, Gas & Consumable Fuels)	7,427	95,418
Wesfarmers Limited (Consumer Discretionary, Multiline Retail)	55,924	1,496,799
Westpac Banking Corporation (Financials, Banks)	186,434	2,854,722
Whitehaven Coal Limited (Energy, Oil, Gas & Consumable Fuels)	48,757	64,269
Wisetech Global Limited (Information Technology, Software)	7,875	79,402
Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	48,489	902,804
Woolworths Group Limited (Consumer Staples, Food & Staples Retailing)	63,153	1,615,373
WorleyParsons Limited (Energy, Energy Equipment & Services)	15,969	134,199

		50,491,900

Austria: 0.26%
Andritz AG (Industrials, Machinery)	3,774	133,553
Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Banks)	15,067	515,795
Immofinanz AG (Real Estate, Real Estate Management & Development)	5,113	131,709
OMV AG (Energy, Oil, Gas & Consumable Fuels)	7,292	305,404
Verbund AG (Utilities, Electric Utilities)	3,404	162,139
Voestalpine AG (Materials, Metals & Mining)	6,098	132,782
Wienerberger AG (Materials, Construction Materials)	5,912	151,352

		1,532,734

Belgium: 0.64%
Ackermans & Van Haaren NV (Financials, Diversified Financial Services)	1,094	156,999
Aedifica SA (Real Estate, Equity REITs)	1,319	170,947
Ageas NV (Financials, Insurance)	9,871	459,286

The accompanying notes are an integral part of these financial statements.

88  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Belgium (continued)
Cofinimmo SA (Real Estate, Equity REITs)	1,351	$215,065
Colruyt SA (Consumer Staples, Food & Staples Retailing)	3,087	143,187
Elia System Operator NV (Utilities, Electric Utilities)	1,698	168,893
Groupe Bruxelles Lambert SA (Financials, Diversified Financial Services)	4,233	384,800
Proximus SA (Communication Services, Diversified Telecommunication Services)	8,041	199,698
Sofina SA (Financials, Diversified Financial Services)	767	165,806
Solvay SA (Materials, Chemicals)	3,874	353,535
Telenet Group Holding NV (Communication Services, Media)	2,462	94,698
UCB SA (Health Care, Pharmaceuticals)	6,073	562,274
Umicore SA (Materials, Chemicals)	11,653	490,715
Warehouses De Pauw SCA (Real Estate, Equity REITs)	6,809	182,464

		3,748,367

Canada: 10.40%
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining)	12,995	616,615
Air Canada (Industrials, Airlines) †	14,100	359,788
Alimentation Couche-Tard Incorporated Class B (Consumer Staples, Food & Staples Retailing)	41,970	1,274,500
Bank of Montreal (Financials, Banks)	32,391	2,201,068
Barrick Gold Corporation (Materials, Metals & Mining)	96,171	1,834,217
BCE Incorporated (Communication Services, Diversified Telecommunication Services)	46,015	2,020,923
Brookfield Asset Management Incorporated Class A (Financials, Capital Markets)	53,319	3,188,613
Canadian Imperial Bank of Commerce (Financials, Banks)	22,874	1,740,963
Canadian National Railway Company (Industrials, Road & Rail)	36,637	3,105,922
Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	61,200	1,575,310
Canadian Pacific Railway Limited (Industrials, Road & Rail)	6,982	1,730,454
CGI Incorporated (Information Technology, IT Services) †	11,965	840,692
Constellation Software Incorporated (Information Technology, Software)	1,028	1,047,285
Dollarama Incorporated (Consumer Discretionary, Multiline Retail)	15,832	465,435
Emera Incorporated (Utilities, Electric Utilities)	12,100	509,872
Enbridge Incorporated (Energy, Oil, Gas & Consumable Fuels)	102,200	3,803,995
Fairfax Financial Holdings Limited (Financials, Insurance)	1,300	560,010
Fortis Incorporated (Utilities, Electric Utilities)	22,144	896,154
Franco-Nevada Corporation (Materials, Metals & Mining)	9,808	1,052,958
Intact Financial Corporation (Financials, Insurance)	6,875	745,199
Kirkland Lake Gold Limited (Materials, Metals & Mining)	10,300	332,194
Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	9,154	453,523
Magna International Incorporated (Consumer Discretionary, Auto Components)	16,227	738,542
Manulife Financial Corporation (Financials, Insurance)	96,600	1,623,614
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	12,730	495,827
National Bank of Canada (Financials, Banks)	17,108	889,272
Open Text Corporation (Information Technology, Software)	13,335	559,003
Pembina Pipeline Corporation (Energy, Oil, Gas & Consumable Fuels)	24,952	898,811
Power Corporation of Canada (Financials, Insurance)	16,896	373,481
Restaurant Brands International Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,203	896,040
Rogers Communications Incorporated Class B (Communication Services, Wireless Telecommunication Services)	18,322	839,625
Royal Bank of Canada (Financials, Banks)	72,331	5,379,088
Shaw Communications Incorporated Class B (Communication Services, Media)	24,926	431,388
Sun Life Financial Incorporated (Financials, Insurance)	28,158	1,216,526
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	76,962	2,120,935
TC Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	47,600	2,480,980
Telus Corporation (Communication Services, Diversified Telecommunication Services)	28,894	1,042,746
The Bank of Nova Scotia (Financials, Banks)	62,808	3,285,809
The Toronto-Dominion Bank (Financials, Banks)	92,028	4,733,554
Thomson Reuters Corporation (Industrials, Professional Services)	8,353	620,509

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  89

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Canada (continued)
Waste Connections Incorporated - Toronto Exchange (Industrials, Commercial Services & Supplies)	13,000	$1,251,719
Wheaton Precious Metals Corporation (Materials, Metals & Mining)	24,676	701,719

		60,934,878

China: 0.30%
AAC Technologies Holdings Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	33,000	220,344
Beigene Limited (Health Care, Biotechnology) †	40,167	482,708
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	120,800	579,052
Shenzhou International Group Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	38,900	492,310

		1,774,414

Denmark: 2.29%
Ambu AS Class B (Health Care, Health Care Equipment & Supplies)	9,197	209,455
Carlsberg AS Class B (Consumer Staples, Beverages)	5,397	713,795
Christian Hansen Holding AS (Materials, Chemicals)	5,339	384,908
Coloplast AS Class B (Health Care, Health Care Equipment & Supplies)	6,068	814,601
DSV AS (Industrials, Air Freight & Logistics)	11,044	1,112,337
Genmab AS (Health Care, Biotechnology) †	3,251	735,160
GN Store Nord AS (Health Care, Health Care Equipment & Supplies)	6,527	364,220
H. Lundbeck AS (Health Care, Pharmaceuticals)	3,254	113,445
ISS AS (Industrials, Commercial Services & Supplies)	7,771	138,904
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	89,510	5,244,296
Novozymes AS Class B (Materials, Chemicals)	11,432	586,068
Orsted AS (Utilities, Electric Utilities) 144A	9,162	945,874
Pandora AS (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,143	186,694
Royal Unibrew AS (Consumer Staples, Beverages)	2,189	189,383
SimCorp AS (Information Technology, Software)	2,071	199,989
Topdanmark AS (Financials, Insurance)	2,415	105,484
Tryg AS (Financials, Insurance)	6,128	171,942
Vestas Wind Systems AS (Industrials, Electrical Equipment)	10,806	1,042,566
William Demant Holding (Health Care, Health Care Equipment & Supplies) †	4,707	143,588

		13,402,709

Finland: 1.14%
Elisa Oyj (Communication Services, Diversified Telecommunication Services)	7,593	437,367
Fortum Oyj (Utilities, Electric Utilities)	22,928	489,648
Huhtamaki Oyj (Materials, Containers & Packaging)	4,840	198,740
Kesko Oyj Class B (Consumer Staples, Food & Staples Retailing)	3,410	232,376
Kojamo Oyj (Real Estate, REITs)	8,971	167,964
Kone Oyj Class B (Industrials, Machinery)	20,812	1,178,840
Metso Oyj (Industrials, Machinery)	7,262	236,321
Neste Oil Oyj (Energy, Oil, Gas & Consumable Fuels)	20,440	816,908
Nokian Renkaat Oyj (Consumer Discretionary, Auto Components)	6,982	181,749
Orion Oyj Class B (Health Care, Pharmaceuticals)	5,461	217,951
Sampo Oyj Class A (Financials, Insurance)	25,902	1,058,406
Stora Enso Oyj (Materials, Paper & Forest Products)	34,584	409,853
UPM-Kymmene Oyj (Materials, Paper & Forest Products)	29,308	901,872
Valmet Oyj Corporation (Industrials, Machinery)	7,149	170,692

		6,698,687

The accompanying notes are an integral part of these financial statements.

90  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value
France: 5.53%
Aeroports de Paris SA (Industrials, Transportation Infrastructure)	1,512	$224,760
Air France-KLM SA (Industrials, Airlines) †	14,044	107,101
Air Liquide SA (Materials, Chemicals)	24,671	3,360,515
Alstom SA (Industrials, Machinery)	9,785	483,097
Alten SA (Information Technology, IT Services)	1,555	174,150
Altran Technologies SA (Information Technology, IT Services)	11,772	189,518
Amundi SA (Financials, Capital Markets) 144A	3,279	235,617
Arkema SA (Materials, Chemicals)	4,072	385,209
Atos Origin SA (Information Technology, IT Services)	4,877	366,933
bioMerieux (Health Care, Health Care Equipment & Supplies)	2,067	191,715
Bouygues SA (Industrials, Construction & Engineering)	15,151	599,351
Bureau Veritas SA (Industrials, Professional Services)	15,213	374,455
Christian Dior SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	273	116,625
CNP Assurances SA (Financials, Insurance)	9,111	143,191
Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	9,202	986,148
Covivio (Real Estate, Equity REITs)	3,154	335,677
Dassault Aviation SA (Industrials, Aerospace & Defense)	129	135,100
Dassault Systemes SA (Information Technology, Software)	7,188	1,140,472
Danone SA (Consumer Staples, Food Products)	34,280	2,419,431
Eiffage SA (Industrials, Construction & Engineering)	5,061	541,374
Elis SA (Industrials, Commercial Services & Supplies)	11,424	199,494
Engie SA (Utilities, Multi-Utilities)	94,562	1,579,092
Eurazeo SA (Financials, Diversified Financial Services)	2,773	186,406
Eutelsat Communications SA (Communication Services, Media)	9,011	121,760
Gecina SA (Real Estate, Equity REITs)	2,568	455,576
Groupe Eurotunnel SE (Industrials, Transportation Infrastructure)	23,707	383,852
Hermes International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,775	1,252,079
ICADE (Real Estate, Equity REITs)	1,759	175,252
Ingenico SA (Information Technology, Electronic Equipment, Instruments & Components)	3,043	433,717
Ipsen SA (Health Care, Pharmaceuticals)	1,911	124,922
JCDecaux SA (Communication Services, Media)	4,377	101,148
Klepierre SA (Real Estate, Equity REITs)	13,861	416,249
Lagardere SCA (Communication Services, Media)	6,086	105,921
Legrand SA (Industrials, Electrical Equipment)	13,868	1,064,396
Orange SA (Communication Services, Diversified Telecommunication Services)	106,226	1,429,627
Orpea SA (Health Care, Health Care Providers & Services)	2,445	317,248
Pernod-Ricard SA (Consumer Staples, Beverages)	10,507	1,713,418
Publicis Groupe SA (Communication Services, Media)	11,206	435,793
Remy Cointreau SA (Consumer Staples, Beverages)	1,187	120,918
Rubis SCA (Utilities, Gas Utilities)	5,073	275,107
Safran SA (Industrials, Aerospace & Defense)	18,048	2,498,354
Sartorius Stedim Biotech SA (Health Care, Life Sciences Tools & Services)	1,209	231,589
SEB SA (Consumer Discretionary, Household Durables)	1,257	166,842
Sodexho Alliance SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,682	452,515
Sopra Steria Group (Information Technology, IT Services)	896	145,073
Spie SA (Industrials, Commercial Services & Supplies)	7,135	137,743
Suez Environnement Company SA (Utilities, Multi-Utilities)	21,022	333,804
Teleperformance SE (Industrials, Professional Services)	2,967	723,803
Thales SA (Industrials, Aerospace & Defense)	5,229	528,143
Veolia Environnement SA (Utilities, Multi-Utilities)	29,763	857,500
Vinci SA (Industrials, Construction & Engineering)	28,898	2,920,078

		32,397,858

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  91

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value
Germany: 4.55%
Adidas AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	8,857	$2,493,673
Allianz AG (Financials, Insurance)	21,191	4,616,456
Alstria Office REIT AG (Real Estate, Equity REITs)	8,654	163,844
Bechtle AG (Information Technology, IT Services)	1,333	177,404
Beiersdorf AG (Consumer Staples, Personal Products)	5,035	531,686
Brenntag AG (Industrials, Trading Companies & Distributors)	7,821	354,862
Carl Zeiss Meditec AG (Health Care, Health Care Equipment & Supplies)	1,810	192,555
Covestro AG (Materials, Chemicals) 144A	8,383	324,821
CTS Eventim AG & Company KGaA (Communication Services, Entertainment)	2,563	137,351
Deutsche Boerse AG (Financials, Capital Markets)	9,429	1,483,688
Deutsche Lufthansa AG (Industrials, Airlines)	14,281	188,865
Deutsche Post AG (Industrials, Air Freight & Logistics)	50,061	1,506,732
Deutsche Wohnen AG (Real Estate, Real Estate Management & Development)	17,576	717,500
E.ON SE (Utilities, Multi-Utilities)	117,260	1,362,123
Evonik Industries AG (Materials, Chemicals)	9,046	226,417
Evotec AG (Health Care, Life Sciences Tools & Services) †	6,129	149,222
Fraport AG (Industrials, Transportation Infrastructure)	2,029	129,644
Freenet AG (Communication Services, Wireless Telecommunication Services)	6,465	127,261
Fresenius Medical Care AG & Company KGaA (Health Care, Health Care Providers & Services)	10,820	834,512
Fresenius SE & Company KGaA (Health Care, Health Care Providers & Services)	21,227	1,006,692
Grenke AG (Financials, Diversified Financial Services)	1,389	130,087
Hannover Rueck SE (Financials, Insurance)	2,993	541,935
HELLA GmbH & Company KGaA (Consumer Discretionary, Auto Components)	2,343	98,381
Hellofresh SE (Consumer Discretionary, Internet & Direct Marketing Retail) †	6,613	161,252
Hochtief AG (Industrials, Construction & Engineering)	1,139	113,640
Hugo Boss AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,334	148,608
Kion Group AG (Industrials, Machinery)	3,389	183,289
Knorr Bremse AG (Industrials, Machinery)	2,461	249,920
LANXESS AG (Materials, Chemicals)	4,226	224,990
LEG Immobilien AG (Real Estate, Real Estate Management & Development)	3,432	412,130
Merck KGaA (Health Care, Pharmaceuticals)	6,254	761,013
Metro AG (Consumer Staples, Food & Staples Retailing)	9,408	109,893
MTU Aero Engines AG (Industrials, Aerospace & Defense)	2,487	615,340
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	7,211	1,868,497
Nemetschek SE (Information Technology, Software)	2,665	169,628
ProSiebenSat.1 Media AG (Communication Services, Media)	11,484	139,075
Puma AG Rudolf Dassler Sport (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,088	316,952
Rheinmetall AG (Industrials, Industrial Conglomerates)	2,248	208,697
Scout24 AG (Communication Services, Interactive Media & Services) 144A	5,387	352,061
Siemens Healthineers AG (Health Care, Health Care Equipment & Supplies) 144A	7,629	308,710
Symrise AG (Materials, Chemicals)	6,624	649,099
TAG Immobilien AG (Real Estate, Real Estate Management & Development)	7,632	187,542
Uniper SE (Utilities, Independent Power & Renewable Electricity Producers)	8,006	237,973
Vonovia SE (Real Estate, Real Estate Management & Development)	25,496	1,379,538
Zalando SE (Consumer Discretionary, Internet & Direct Marketing Retail) 144A†	8,028	358,746

		26,652,304

Hong Kong: 2.68%
ASM Pacific Technology (Information Technology, Semiconductors & Semiconductor Equipment)	15,144	183,142
CK Asset Holdings Limited (Real Estate, Real Estate Management & Development)	136,690	872,488
CK Hutchison Holdings Limited (Industrials, Industrial Conglomerates)	141,570	1,251,488
CK Infrastructure Holdings Limited (Utilities, Electric Utilities)	36,500	251,157
Fosun International (Industrials, Industrial Conglomerates)	121,500	158,182
Hang Lung Group Limited (Real Estate, Real Estate Management & Development)	44,705	113,550
Hang Lung Properties Limited (Real Estate, Real Estate Management & Development)	91,332	202,732

The accompanying notes are an integral part of these financial statements.

92  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Hong Kong (continued)
Hang Seng Bank Limited (Financials, Banks)	35,055	$739,328
Henderson Land Development Company Limited (Real Estate, Real Estate Management & Development)	69,198	323,025
HK Electric Investments Limited (Utilities, Electric Utilities) 144A	100,500	101,080
Hong Kong & China Gas Company Limited (Utilities, Gas Utilities)	492,595	956,084
Hong Kong Exchanges & Clearing Limited (Financials, Capital Markets)	55,600	1,860,154
Hong Kong Land Holdings Limited (Real Estate, Real Estate Management & Development)	61,525	305,093
Hong Kong Telecommunications Trust & Hong Kong Trust Limited (Communication Services, Diversified Telecommunication Services)	171,574	258,329
Hysan Development Company Limited (Real Estate, Real Estate Management & Development)	34,574	126,377
Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)	13,328	729,209
Jardine Strategic Holdings Limited (Industrials, Industrial Conglomerates)	8,317	241,248
Kerry Properties Limited (Real Estate, Real Estate Management & Development)	35,000	100,817
Link REIT (Real Estate, Equity REITs)	110,007	1,026,914
MTR Corporation Limited (Industrials, Road & Rail)	74,569	426,037
NagaCorp Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	78,000	108,392
New World Development Limited (Real Estate, Real Estate Management & Development)	293,961	385,141
NWS Holdings Limited (Industrials, Industrial Conglomerates)	73,429	90,748
PCCW Limited (Communication Services, Diversified Telecommunication Services)	182,000	109,983
Power Assets Holdings Limited (Utilities, Electric Utilities)	67,000	480,618
Sino Land Company (Real Estate, Real Estate Management & Development)	163,899	226,116
SJM Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	99,000	114,628
Sun Hung Kai Properties Limited (Real Estate, Real Estate Management & Development)	80,500	1,163,498
Swire Pacific Limited Class A (Real Estate, Real Estate Management & Development)	25,978	236,861
Swire Properties Limited (Real Estate, Real Estate Management & Development)	55,553	167,201
Techtronic Industries Company Limited (Industrials, Machinery)	77,743	644,998
Vitasoy International Holdings Limited (Consumer Staples, Food Products)	43,005	155,978
WH Group Limited (Consumer Staples, Food Products) 144A	475,500	498,995
Wharf Real Estate Investment Company Limited (Real Estate, Real Estate Management & Development)	61,000	280,993
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	38,945	299,239
Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	73,134	151,891
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	108,000	135,221
Yihai International Holding (Consumer Staples, Food Products)	20,000	135,457
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	38,222	92,753

		15,705,145

Ireland: 1.43%
AIB Group plc (Financials, Banks)	50,732	118,378
DCC plc (Industrials, Industrial Conglomerates)	5,201	372,511
Glanbia plc (Consumer Staples, Food Products)	12,333	143,638
Kerry Group plc Class A (Consumer Staples, Food Products)	8,518	1,081,396
Kingspan Group plc (Industrials, Building Products)	8,684	546,921
Linde plc (Materials, Chemicals)	28,763	5,543,346
Flutter Entertainment plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,327	460,135
UDG Healthcare plc (Health Care, Health Care Providers & Services)	13,129	119,778

		8,386,103

Italy: 1.46%
A2A SpA (Utilities, Multi-Utilities)	80,248	139,914
Amplifon SpA (Health Care, Health Care Providers & Services)	6,158	176,664
Assicurazioni Generali SpA (Financials, Insurance)	66,041	1,192,129
Atlantia SpA (Industrials, Transportation Infrastructure)	23,393	505,962
Banco BPM SpA (Financials, Banks) †	74,490	164,163

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  93

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Italy (continued)
Davide Campari-Milano SpA (Consumer Staples, Beverages)	24,184	$202,197
DiaSorin SpA (Health Care, Health Care Equipment & Supplies)	1,286	147,343
Enel SpA (Utilities, Electric Utilities)	384,902	3,230,553
Hera SpA (Utilities, Multi-Utilities)	39,392	169,078
Interpump Group SpA (Industrials, Machinery)	4,356	131,877
Italgas SpA (Utilities, Gas Utilities)	24,233	148,090
Leonardo SpA (Industrials, Aerospace & Defense)	18,526	189,994
Mediobanca SpA (Financials, Banks)	31,559	286,979
Moncler SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	10,225	402,364
Poste Italiane SpA (Financials, Insurance)	23,592	252,731
Recordati SpA (Health Care, Pharmaceuticals)	5,046	215,805
Snam SpA (Utilities, Gas Utilities)	107,272	531,895
Terna SpA (Utilities, Electric Utilities)	72,492	479,225

		8,566,963

Japan: 20.93%
Acom Company Limited (Financials, Consumer Finance)	24,700	101,534
Activia Properties Incorporated (Real Estate, Equity REITs)	37	176,127
Advance Residence Investment Corporation (Real Estate, Equity REITs)	71	211,474
Advantest Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	10,300	473,907
Aeon Financial Service Company Limited (Financials, Consumer Finance)	6,000	87,029
Aica Kogyo Company Limited (Industrials, Building Products)	3,300	96,970
Air Water Incorporated (Materials, Chemicals)	9,700	128,681
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	9,900	318,431
Alfresa Holdings Corporation (Health Care, Health Care Providers & Services)	11,300	197,040
All Nippon Airways Company Limited (Industrials, Airlines)	20,600	554,626
Amada Holdings Company Limited (Industrials, Machinery)	20,400	190,207
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	7,000	115,702
Aozora Bank Limited (Financials, Banks)	6,000	148,900
Asahi Breweries Limited (Consumer Staples, Beverages)	23,000	880,386
Asahi Glass Company Limited (Industrials, Building Products)	12,400	354,623
Asahi Intecc Company Limited (Health Care, Health Care Equipment & Supplies)	13,100	316,662
Asahi Kasei Corporation (Materials, Chemicals)	82,300	674,034
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	96,300	1,509,330
Azbil Corporation (Information Technology, Electronic Equipment, Instruments & Components)	7,300	180,529
Bandai Namco Holdings Incorporated (Consumer Discretionary, Leisure Products)	12,900	646,042
Benesse Corporation (Consumer Discretionary, Diversified Consumer Services)	3,900	100,173
Bridgestone Corporation (Consumer Discretionary, Auto Components)	32,500	1,077,071
Brother Industries Limited (Information Technology, Technology Hardware, Storage & Peripherals)	13,700	242,669
Calbee Incorporated (Consumer Staples, Food Products)	4,300	109,571
Canon Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	53,600	1,348,966
Capcom Company Limited (Communication Services, Entertainment)	4,900	133,239
Casio Computer Company Limited (Consumer Discretionary, Household Durables)	12,200	207,839
Chiba Bank Limited (Financials, Banks)	38,900	188,472
Chubu Electric Power Company Incorporated (Utilities, Electric Utilities)	37,800	492,437
Chugai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	10,700	1,150,999
Comsys Holdings Corporation (Industrials, Construction & Engineering)	6,500	159,923
Cosmos Pharmaceutical Corporation (Consumer Staples, Food & Staples Retailing)	600	130,793
Credit Saison Company Limited (Financials, Consumer Finance)	8,100	116,801
Dai-ichi Life Holdings Incorporated (Financials, Insurance)	62,600	849,002
Daicel Corporation (Materials, Chemicals)	17,900	153,761
Daifuku Company Limited (Industrials, Machinery)	5,900	346,815
Daiichi Sankyo Company Limited (Health Care, Pharmaceuticals)	31,700	1,929,767
Daiichikosho Company Limited (Communication Services, Entertainment)	2,300	94,030
Daikin Industries Limited (Industrials, Building Products)	15,000	2,020,861

The accompanying notes are an integral part of these financial statements.

94  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Japan (continued)
Daito Trust Construction Company Limited (Real Estate, Real Estate Management & Development)	3,600	$366,149
Daiwa House Industry Company Limited (Real Estate, Real Estate Management & Development)	34,500	952,077
Daiwa House Residential Investment Corporation (Real Estate, Equity REITs)	100	250,069
Daiwa Office Investment Corporation (Real Estate, Equity REITs)	16	123,350
DeNA Company Limited (Communication Services, Entertainment)	6,000	77,465
Denka Company Limited (Materials, Chemicals)	4,700	117,308
DIC Incorporated (Materials, Chemicals)	4,300	101,599
East Japan Railway Company (Industrials, Road & Rail)	19,600	1,497,104
Ebara Corporation (Industrials, Machinery)	4,900	115,384
Electric Power Development Company Limited (Utilities, Independent Power & Renewable Electricity Producers)	9,700	208,011
Ezaki Glico Company Limited (Consumer Staples, Food Products)	3,100	127,348
FANCL Corporation (Consumer Staples, Personal Products)	4,600	114,735
Fuji Electric Holdings Company Limited (Industrials, Electrical Equipment)	7,700	211,184
Fuji Television Network Incorporated (Communication Services, Media)	11,000	129,243
FUJIFILM Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	19,800	961,534
Fujitsu Limited (Information Technology, IT Services)	9,800	1,021,907
Fukuoka Financial Group Incorporated (Financials, Banks)	10,200	152,645
GLP J REIT (Real Estate, Equity REITs)	197	249,328
GMO Payment Gateway Incorporated (Information Technology, IT Services)	2,200	136,505
Goldwin Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,700	103,405
Hakuhodo DY Holdings Incorporated (Communication Services, Media)	16,200	187,215
Hamamatsu Photonics (Information Technology, Electronic Equipment, Instruments & Components)	7,200	280,857
Hankyu Hanshin Holdings Incorporated (Industrials, Road & Rail)	13,100	430,677
Haseko Corporation (Consumer Discretionary, Household Durables)	14,800	190,741
Hikari Tsushin Incorporated (Consumer Discretionary, Specialty Retail)	1,200	228,042
Hino Motors Limited (Industrials, Machinery)	14,600	119,461
Hirose Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,700	180,088
Hitachi Chemical Company Limited (Materials, Chemicals)	5,100	215,977
Hitachi Construction Machinery Company Limited (Industrials, Machinery)	5,600	136,388
Hitachi High-Technologies Corporation (Information Technology, Electronic Equipment, Instruments & Components)	3,300	245,108
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	48,700	1,626,383
Hitachi Metals Limited (Materials, Metals & Mining)	10,200	146,925
Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,200	120,272
Hoshizaki Electric Company Limited (Industrials, Machinery)	3,000	254,213
House Foods Group Incorporated (Consumer Staples, Food Products)	4,000	117,695
Hoya Corporation (Health Care, Health Care Equipment & Supplies)	19,500	1,729,038
Hulic Company Limited (Real Estate, Real Estate Management & Development)	27,700	308,549
Ibiden Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	6,700	147,682
Idemitsu Kosan Company Limited (Energy, Oil, Gas & Consumable Fuels)	14,317	358,280
IHI Corporation (Industrials, Machinery)	7,300	151,780
Iida Group Holdings Company Limited (Consumer Discretionary, Household Durables)	9,900	133,789
Industrial & Infrastructure Fund Investment Corporation (Real Estate, Equity REITs)	95	148,362
Invincible Investment Corporation (Real Estate, Equity REITs)	335	135,563
ITO EN Limited (Consumer Staples, Beverages)	3,200	140,808
Itochu Corporation (Industrials, Trading Companies & Distributors)	75,000	1,699,604
Itochu Techno-Solutions Corporation (Information Technology, IT Services)	4,900	137,246
Izumi Company Limited (Consumer Discretionary, Multiline Retail)	2,200	60,690
J.Front Retailing Company Limited (Consumer Discretionary, Multiline Retail)	13,400	142,382
Japan Airlines Company Limited (Industrials, Airlines)	20,300	499,582
Japan Airport Terminal Company Limited (Industrials, Transportation Infrastructure)	4,100	159,379
Japan Hotel REIT Investment Corporation (Real Estate, Equity REITs)	251	140,193

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  95

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Japan (continued)
Japan Logistics Fund Incorporated (Real Estate, Equity REITs)	47	$116,652
Japan Post Hoding Company Limited (Financials, Insurance)	10,000	152,576
Japan Prime Realty Investment Corporation (Real Estate, Equity REITs)	49	216,091
Japan Real Estate Investment Corporation (Real Estate, Equity REITs)	71	485,508
Japan Retail Fund Investment Corporation (Real Estate, Equity REITs)	139	263,504
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	57,800	1,142,708
JFE Holdings Incorporated (Materials, Metals & Mining)	29,800	273,026
JSR Corporation (Materials, Chemicals)	9,800	170,374
JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	168,500	682,616
K’s Holdings Corporation (Consumer Discretionary, Specialty Retail)	11,300	123,432
Kagome Company Limited (Consumer Staples, Food Products)	4,400	94,757
Kajima Corporation (Industrials, Construction & Engineering)	28,100	301,161
Kakaku.com Incorporated (Communication Services, Interactive Media & Services)	6,200	132,402
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	1,800	86,848
Kamigumi Company Limited (Industrials, Transportation Infrastructure)	5,900	113,849
Kaneka Corporation (Materials, Chemicals)	3,600	96,463
Kansai Paint Company Limited (Materials, Chemicals)	13,100	284,246
Kawasaki Heavy Industries Limited (Industrials, Machinery)	8,900	159,506
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	85,300	2,410,028
Keihan Electric Railway Company Limited (Industrials, Industrial Conglomerates)	5,300	214,420
Keikyu Corporation (Industrials, Road & Rail)	14,200	214,218
Keio Corporation (Industrials, Road & Rail)	6,300	302,106
Keisei Electric Railway Company Limited (Industrials, Road & Rail)	8,700	276,307
Kenedix Realty Investment Corporation (Real Estate, Equity REITs)	23	171,632
Kewpie Corporation (Consumer Staples, Food Products)	6,000	109,912
Kintetsu Group Holdings Company Limited (Industrials, Road & Rail)	9,800	422,705
Kobe Bussan Company Limited (Consumer Staples, Food & Staples Retailing)	3,500	128,315
Kobe Steel Limited (Materials, Metals & Mining)	19,600	72,138
Komatsu Limited (Industrials, Machinery)	52,300	1,044,994
Konami Holdings Corporation (Communication Services, Entertainment)	5,200	187,322
Konica Minolta Holdings Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	26,200	143,368
Kuraray Company Limited (Materials, Chemicals)	18,700	194,447
Kurita Water Industries Limited (Industrials, Machinery)	5,600	144,433
Kyowa Exeo Corporation (Industrials, Construction & Engineering)	5,500	120,397
Kyushu Electric Power Company Incorporated (Utilities, Electric Utilities)	25,700	186,049
Kyushu Financial Group Incorporated (Financials, Banks)	24,500	82,614
Kyushu Railway Company (Industrials, Road & Rail)	8,100	245,082
Lasertec Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	4,600	211,081
Lawson Incorporated (Consumer Staples, Food & Staples Retailing)	2,500	133,535
Lion Corporation (Consumer Staples, Household Products)	15,600	259,982
M3 Incorporated (Health Care, Health Care Technology)	22,500	580,863
Mabuchi Motor Company Limited (Industrials, Electrical Equipment)	3,100	106,907
Marubeni Corporation (Industrials, Trading Companies & Distributors)	89,600	593,429
Marui Group Company Limited (Consumer Discretionary, Multiline Retail)	11,700	228,327
Maruichi Steel Tube Limited (Materials, Metals & Mining)	4,000	96,610
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	5,000	164,165
Mebuki Financial Group Incorporated (Financials, Banks)	59,400	114,497
MediPal Holdings Corporation (Health Care, Health Care Providers & Services)	10,600	192,849
Minebea Company Limited (Industrials, Machinery)	22,200	388,561
Misumi Group Incorporated (Industrials, Machinery)	14,100	296,988
Mitsubishi Chemical Holdings Corporation (Materials, Chemicals)	74,500	498,060
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	110,100	1,384,204
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	11,300	169,074
Mitsubishi Heavy Industries Limited (Industrials, Machinery)	17,500	552,956

The accompanying notes are an integral part of these financial statements.

96  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Japan (continued)
Mitsubishi Logistics Corporation (Industrials, Transportation Infrastructure)	4,200	$96,006
Mitsubishi Materials Corporation (Materials, Metals & Mining)	6,800	154,265
Mitsubishi Motors Corporation (Consumer Discretionary, Automobiles)	36,100	118,620
Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	28,100	160,718
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	88,700	1,465,027
Mitsui Chemicals Incorporated (Materials, Chemicals)	11,300	243,261
Mitsui OSK Lines Limited (Industrials, Marine)	6,800	140,069
Miura Company Limited (Industrials, Machinery)	5,600	182,082
Mori Hills REIT Corporation (Real Estate, Equity REITs)	86	135,345
Morinaga & Company Limited (Consumer Staples, Food Products)	2,200	87,332
MS&AD Insurance Group Holdings Incorporated (Financials, Insurance)	25,300	815,525
Nabtesco Corporation (Industrials, Machinery)	5,900	156,674
Nagase & Company Limited (Industrials, Trading Companies & Distributors)	6,600	78,833
Nagoya Railroad Company Limited (Industrials, Road & Rail)	10,200	266,321
Nankai Electric Railway Company Limited (Industrials, Road & Rail)	5,700	125,551
NEC Corporation (Information Technology, Technology Hardware, IT Services)	12,000	450,512
Net One Systems Company Limited (Information Technology, IT Services)	4,200	87,807
Nexon Company Limited (Communication Services, Entertainment)	22,700	358,976
NGK Insulators Limited (Industrials, Machinery)	16,300	255,981
NGK Spark Plug Company Limited (Consumer Discretionary, Auto Components)	10,800	175,351
NH Foods Limited (Consumer Staples, Food Products)	5,100	192,143
Nichirei Corporation (Consumer Staples, Food Products)	6,800	171,705
Nifco Incorporated (Consumer Discretionary, Auto Components)	4,700	113,213
Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	4,300	128,025
Nihon M&A Center Incorporated (Industrials, Professional Services)	7,100	218,719
Nihon Unisys Limited (Information Technology, IT Services)	3,900	118,555
Nikon Corporation (Consumer Discretionary, Household Durables)	21,700	221,660
Nintendo Company Limited (Communication Services, Entertainment)	6,200	2,078,452
Nippon Accommodations Fund Incorporated (Real Estate, Equity REITs)	25	153,208
Nippon Building Fund Incorporated (Real Estate, Equity REITs)	72	538,291
Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	5,100	85,296
Nippon Express Company Limited (Industrials, Road & Rail)	5,100	244,594
Nippon Kayaku Company Limited (Materials, Chemicals)	8,900	97,790
Nippon Paper Industries Company Limited (Materials, Paper & Forest Products)	6,200	89,654
Nippon Prologis REIT Incorporated (Real Estate, Equity REITs)	102	276,245
Nippon Shinyaku Company Limited (Health Care, Pharmaceuticals)	3,100	232,249
Nippon Shokubai Company Limited (Materials, Chemicals)	1,900	96,199
Nippon Steel Corporation (Materials, Metals & Mining)	49,200	550,727
Nippon Suisan Kaisha Limited (Consumer Staples, Food Products)	16,200	76,619
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	119,200	2,780,909
Nippon Television Network Corporation (Communication Services, Media)	9,400	112,997
Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	9,400	133,699
Nishi-Nippon Railroad Company Limited (Industrials, Road & Rail)	3,900	85,401
Nissin Food Products Company Limited (Consumer Staples, Food Products)	4,200	330,594
Nitori Holdings Company Limited (Consumer Discretionary, Specialty Retail)	4,700	652,995
NOF Corporation (Materials, Chemicals)	4,100	130,364
Nomura Real Estate Holding Incorporated (Real Estate, Real Estate Management & Development)	6,300	135,927
Nomura Real Estate Master Fund Incorporated (Real Estate, Equity REITs)	237	376,041
Nomura Research Institute Limited (Information Technology, IT Services)	21,500	472,019
NSK Limited (Industrials, Machinery)	27,900	211,119
NTT Data Corporation (Information Technology, IT Services)	31,000	369,716
NTT DOCOMO Incorporated (Communication Services, Wireless Telecommunication Services)	60,000	1,624,132
Obayashi Corporation (Industrials, Construction & Engineering)	36,500	368,214

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  97

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Japan (continued)
OBIC Company Limited (Information Technology, IT Services)	3,500	$432,131
Odakyu Electric Railway Company Limited (Industrials, Road & Rail)	17,900	344,002
Oji Holdings Corporation (Materials, Paper & Forest Products)	51,500	243,919
Omron Corporation (Information Technology, Electronic Equipment, Instruments & Components)	11,100	594,330
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	25,400	514,825
Oracle Corporation (Japan) (Information Technology, Software)	1,600	124,715
Oriental Land Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	11,000	1,252,404
ORIX Corporation (Financials, Diversified Financial Services)	66,700	1,081,080
ORIX JREIT Incorporated (Real Estate, Equity REITs)	144	272,429
Osaka Gas Company Limited (Utilities, Gas Utilities)	21,600	345,761
OSG Corporation (Industrials, Machinery)	4,800	71,952
Otsuka Corporation (Information Technology, IT Services)	6,700	289,399
Pan Pacific International Holdings (Consumer Discretionary, Multiline Retail)	28,400	469,521
Park24 Company Limited (Industrials, Commercial Services & Supplies)	6,500	128,070
Persol Holdings Company Limited (Industrials, Professional Services)	9,600	129,151
Pigeon Corporation (Consumer Staples, Household Products)	6,000	202,739
Rakuten Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	42,300	356,415
Recruit Holdings Company Limited (Industrials, Professional Services)	84,700	2,962,194
Relo Holdings Incorporated (Real Estate, Real Estate Management & Development)	6,500	140,340
Rengo Company Limited (Materials, Containers & Packaging)	12,800	87,356
Resona Holdings Incorporated (Financials, Banks)	120,700	449,304
Ricoh Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	38,600	360,466
Rinnai Corporation (Consumer Discretionary, Household Durables)	2,100	142,881
Rohto Pharmaceutical Company Limited (Consumer Staples, Personal Products)	6,100	173,732
Ryohin Keikaku Company Limited (Consumer Discretionary, Multiline Retail)	13,100	177,451
Sankyu Incorporated (Industrials, Road & Rail)	3,000	127,070
Santen Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	20,200	323,786
Sanwa Holdings Corporation (Industrials, Building Products)	11,200	102,619
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,200	125,029
SBI Holdings Incorporated (Financials, Capital Markets)	11,700	236,004
SCREEN Holdings Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,400	122,701
SCSK Corporation (Information Technology, IT Services)	2,400	124,840
Secom Company Limited (Industrials, Commercial Services & Supplies)	11,000	872,364
Seibu Holdings Incorporated (Industrials, Road & Rail)	12,700	180,109
Seiko Epson Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	17,500	245,344
SEINO Holdings Company Limited (Industrials, Road & Rail)	9,500	102,959
Sekisui Chemical Company Limited (Consumer Discretionary, Household Durables)	24,100	360,462
Sekisui House Limited (Consumer Discretionary, Household Durables)	32,600	639,463
Sekisui House REIT Incorporated (Real Estate, Equity REITs)	229	180,206
Seven Bank Limited (Financials, Banks)	36,700	96,523
SG Holdings Company Limited (Industrials, Air Freight & Logistics)	13,000	256,657
Sharp Corporation (Consumer Discretionary, Household Durables)	10,600	122,831
Shikoku Electric Power Company Incorporated (Utilities, Electric Utilities)	11,000	83,352
Shimadzu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	15,100	365,328
Shimamura Company Limited (Consumer Discretionary, Specialty Retail)	1,200	79,582
Shimano Incorporated (Consumer Discretionary, Leisure Products)	4,400	611,288
Shimizu Corporation (Industrials, Construction & Engineering)	36,000	327,325
Shin-Etsu Chemical Company Limited (Materials, Chemicals)	20,700	2,290,390
Shinsei Bank Limited (Financials, Banks)	10,100	132,298
Shionogi & Company Limited (Health Care, Pharmaceuticals)	14,800	796,684
Shizuoka Bank Limited (Financials, Banks)	29,500	183,056
Showa Denko KK (Materials, Chemicals)	8,100	174,087
Skylark Holdings Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,900	148,139
Softbank Corporation (Communication Services, Wireless Telecommunication Services)	81,500	1,070,709

The accompanying notes are an integral part of these financial statements.

98  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Japan (continued)
SoftBank Group Corporation (Communication Services, Wireless Telecommunication Services)	75,300	$3,498,308
Sohgo Security Services Company Limited (Industrials, Commercial Services & Supplies)	4,400	205,296
Sojitz Corporation (Industrials, Trading Companies & Distributors)	65,700	190,416
Sompo Holdings Incorporated NKSJ Holdings Inc(Financials, Insurance)	19,400	716,996
Sony Financial Holdings Incorporated (Financials, Insurance)	7,600	151,597
Sotetsu Holdings Incorporated (Industrials, Road & Rail)	4,400	99,654
Square Enix Company Limited (Communication Services, Entertainment)	4,600	186,239
Stanley Electric Company Limited (Consumer Discretionary, Auto Components)	8,000	192,713
Sugi Pharmacy Company Limited (Consumer Staples, Food & Staples Retailing)	2,100	98,986
Sumitomo Chemical Company Limited (Materials, Chemicals)	88,500	322,493
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	64,000	918,889
Sumitomo Electric Industries Limited (Industrials, Electrical Equipment)	42,300	499,295
Sumitomo Foresting Company Limited (Consumer Discretionary, Household Durables)	8,900	131,997
Sumitomo Heavy Industries Limited (Industrials, Machinery)	6,400	138,080
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	71,900	2,281,372
Sumitomo Rubber Industries Limited (Consumer Discretionary, Auto Components)	10,200	105,851
Sundrug Company Limited (Consumer Staples, Food & Staples Retailing)	3,700	115,365
Suntory Beverage & Food Limited (Consumer Staples, Beverages)	6,400	244,328
Suzuken Company Limited (Health Care, Health Care Providers & Services)	4,700	155,158
Sysmex Corporation (Health Care, Health Care Equipment & Supplies)	9,200	588,324
Taiheiyo Cement Corporation (Materials, Construction Materials)	6,600	162,868
Taisei Corporation (Industrials, Construction & Engineering)	11,200	379,751
Taiyo Nippon Sanso Corporation (Materials, Chemicals)	10,800	192,668
Taiyo Yuden Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	6,600	185,601
Takara Holdings Incorporated (Consumer Staples, Beverages)	9,700	74,516
Takashimaya Company Limited (Consumer Discretionary, Multiline Retail)	8,400	78,226
TechnoPro Holdings Incorporated (Industrials, Professional Services)	1,800	107,186
Teijin Limited (Materials, Chemicals)	10,400	170,536
Terumo Corporation (Health Care, Health Care Equipment & Supplies)	37,800	1,213,712
The Chugoku Electric Power Company Incorporated (Utilities, Electric Utilities)	16,100	213,733
The Hachijuni Bank Limited (Financials, Banks)	28,500	95,787
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	7,700	125,164
THK Company Limited (Industrials, Machinery)	6,600	149,281
TIS Incorporated (Information Technology, IT Services)	4,100	244,991
Tobu Railway Company Limited (Industrials, Road & Rail)	10,900	324,920
Toho Company Limited Tokyo (Communication Services, Entertainment)	6,800	209,909
Toho Gas Company Limited (Utilities, Gas Utilities)	5,500	186,879
Tohoku Electric Power Company Incorporated (Utilities, Electric Utilities)	26,800	235,223
Tokai Carbon Company Limited (Materials, Chemicals)	11,400	102,426
Tokio Marine Holdings Incorporated (Financials, Insurance)	36,700	1,961,174
Tokyo Broadcasting System Incorporated (Communication Services, Media)	7,900	122,925
Tokyo Century Corporation (Financials, Diversified Financial Services)	2,800	115,621
Tokyo Electric Power Company Holdings Incorporated (Utilities, Electric Utilities) †	87,600	332,408
Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	8,300	1,733,966
Tokyo Gas Company Limited (Utilities, Gas Utilities)	19,500	391,324
Tokyo Tatemono Company Limited (Real Estate, Real Estate Management & Development)	11,400	154,936
Tokyu Corporation (Industrials, Road & Rail)	30,900	473,511
Tokyu Fudosan Holdings Corporation (Real Estate, Real Estate Management & Development)	33,100	209,107
Toppan Printing Company Limited (Industrials, Commercial Services & Supplies)	18,300	320,011
Toray Industries Incorporated (Materials, Chemicals)	85,000	488,324
Toshiba Corporation (Industrials, Industrial Conglomerates)	21,900	592,740
Tosoh Corporation (Materials, Chemicals)	17,400	235,477
TOTO Limited (Industrials, Building Products)	8,400	315,015
Toyo Seikan Kaisha Limited (Materials, Containers & Packaging)	8,800	140,326

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  99

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Japan (continued)
Toyo Suisan Kaisha Limited (Consumer Staples, Food Products)	5,100	$202,761
Toyota Tsusho Corporation (Industrials, Trading Companies & Distributors)	12,400	372,622
Trend Micro Incorporated (Information Technology, Software)	6,400	317,614
Tsumura & Company (Health Care, Pharmaceuticals)	4,000	92,033
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	2,200	255,437
UBE Industries Limited (Materials, Chemicals)	5,700	103,725
Unicharm Corporation (Consumer Staples, Household Products)	22,800	738,587
United Urban Investment Corporation (Real Estate, Equity REITs)	160	256,117
USS Company Limited (Consumer Discretionary, Specialty Retail)	12,200	193,320
Welcia Holdings Company Limiited (Consumer Staples, Food & Staples Retailing)	2,600	155,239
West Japan Railway Company (Industrials, Road & Rail)	9,900	699,317
Yahoo! Japan Corporation (Communication Services, Interactive Media & Services)	133,800	485,733
Yamada Denki Company Limited (Consumer Discretionary, Specialty Retail)	36,400	175,080
Yamaguchi Financial Group (Financials, Banks)	14,500	75,605
Yamaha Corporation (Consumer Discretionary, Leisure Products)	8,500	416,086
Yamaha Motor Company Limited (Consumer Discretionary, Automobiles)	17,000	268,351
Yamazaki Baking Company Limited (Consumer Staples, Food Products)	9,000	152,387
Yokogawa Electric Corporation (Information Technology, Electronic Equipment, Instruments & Components)	13,100	212,764
Zenkoku Hosho Company Limited (Financials, Diversified Financial Services)	2,500	93,281
Zensho Holdings Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,800	87,803
Zeon Corporation (Materials, Chemicals)	10,200	97,026
ZOZO Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	5,400	76,068

		122,601,090

Luxembourg: 0.27%
Aroundtown SA (Real Estate, Real Estate Management & Development)	46,820	406,769
B&M European Value Retail SA (Consumer Discretionary, Multiline Retail)	43,811	189,780
Eurofins Scientific SE (Health Care, Life Sciences Tools & Services)	602	302,250
Grand City Properties SA (Real Estate, Real Estate Management & Development)	5,538	130,655
SES SA (Communication Services, Media)	21,246	243,615
Subsea 7 SA (Energy, Energy Equipment & Services)	11,846	107,640
Tenaris SA (Energy, Energy Equipment & Services)	23,484	214,497

		1,595,206

Netherlands: 3.12%
Aalberts Industries NV (Industrials, Machinery)	4,966	185,211
Akzo Nobel NV (Materials, Chemicals)	10,518	841,550
Altice NV Class A (Communication Services, Media) †	28,464	151,169
ASM International NV (Information Technology, Semiconductors & Semiconductor Equipment)	2,385	274,079
ASR Nederland NV (Financials, Insurance)	6,922	232,940
CNH Industrial NV (Industrials, Machinery)	53,791	501,116
Euronext NV (Financials, Capital Markets) 144A	2,680	222,634
Heineken Holding NV (Consumer Staples, Beverages)	5,043	447,806
Heineken NV (Consumer Staples, Beverages)	11,985	1,194,089
IMCD Group NV (Industrials, Trading Companies & Distributors)	2,718	221,890
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	57,203	1,336,391
Koninklijke DSM NV (Materials, Chemicals)	9,502	1,071,752
Koninklijke KPN NV (Communication Services, Diversified Telecommunication Services)	178,594	433,156
Koninklijke Philips NV (Health Care, Health Care Equipment & Supplies)	45,472	1,947,302
Koninklijke Vopak NV (Energy, Oil, Gas & Consumable Fuels)	3,274	155,858
NN Group NV (Financials, Insurance)	17,107	584,686
Philips Lighting NV (Industrials, Electrical Equipment) 144A	6,518	194,213
Prosus NV (Consumer Discretionary, Internet & Direct Marketing Retail) †	20,973	1,466,640

The accompanying notes are an integral part of these financial statements.

100  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Netherlands (continued)
Qiagen NV (Health Care, Life Sciences Tools & Services) †	11,756	$430,871
Randstad Holdings NV (Industrials, Professional Services)	6,440	331,807
SBM Offshore NV (Energy, Energy Equipment & Services)	8,955	141,752
STMicroelectronics NV (Information Technology, Semiconductors & Semiconductor Equipment)	32,618	896,067
Unilever NV (Consumer Staples, Personal Products)	76,283	4,027,536
Wolters Kluwer NV (Communication Services, Media)	13,703	1,003,251

		18,293,766

New Zealand: 0.44%
A2 Milk Company Limited (Consumer Staples, Food Products) †	36,745	378,734
Auckland International Airport Limited (Industrials, Transportation Infrastructure)	47,823	236,276
Contact Energy Limited (Utilities, Electric Utilities)	37,696	158,559
Fisher & Paykel Healthcare Corporation (Health Care, Health Care Equipment & Supplies)	30,912	500,507
Fletcher Building Limited (Materials, Construction Materials)	43,555	142,180
Mainfreight Limited (Industrials, Air Freight & Logistics)	4,218	99,209
Mercury LTD (Utilities, Electric Utilities)	32,876	98,696
Meridian Energy Limited (Utilities, Independent Power & Renewable Electricity Producers)	66,402	192,636
Ryman Healthcare Limited (Health Care, Health Care Providers & Services)	21,662	207,358
Spark New Zealand Limited (Communication Services, Diversified Telecommunication Services)	90,189	256,570
Xero Limited (Information Technology, Software) †	6,036	294,878

		2,565,603

Norway: 0.73%
Den Norske Bank ASA (Financials, Banks)	45,976	770,066
Equinor ASA (Energy, Oil, Gas & Consumable Fuels)	56,940	877,006
Gjensidige Forsikring ASA (Financials, Insurance)	9,591	194,923
Mowi ASA (Consumer Staples, Food Products)	23,894	506,193
Orkla ASA (Consumer Staples, Food Products)	43,161	367,104
Salmar ASA (Consumer Staples, Food Products)	2,797	126,404
Schibsted ASA Class A (Communication Services, Media)	3,818	97,306
Storebrand ASA (Financials, Insurance)	23,970	153,738
Telenor ASA (Communication Services, Diversified Telecommunication Services)	33,996	550,784
TGS Nopec Geophysical Company ASA (Energy, Energy Equipment & Services)	6,523	152,207
Tomra Systems ASA (Industrials, Commercial Services & Supplies)	5,670	182,433
Yara International ASA (Materials, Chemicals)	8,687	318,938

		4,297,102

Pagua New Guinea: 0.04%
Oil Search Limited (Energy, Oil, Gas & Consumable Fuels)	64,500	235,896

Poland: 0.29%
Bank Pekao SA (Financials, Banks)	8,076	182,751
Bank Zachodni WBK SA (Financials, Banks)	1,747	112,893
CD Projekt SA (Communication Services, Entertainment)	3,399	243,881
KGHM Polska Miedz SA (Materials, Metals & Mining) †	7,337	134,554
LPP SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	67	117,878
PKO Bank Polski SA (Financials, Banks)	45,901	367,518
Polski Koncern Naftowy Orlen SA (Energy, Oil, Gas & Consumable Fuels)	16,070	242,755
Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	29,437	262,496

		1,664,726

Portugal: 0.20%
Energias de Portugal SA (Utilities, Electric Utilities)	132,525	618,719
Galp Energia SGPS SA (Energy, Oil, Gas & Consumable Fuels)	24,504	338,013
Jeronimo Martins SA (Consumer Staples, Food & Staples Retailing)	12,328	217,928

		1,174,660

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  101

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value
Singapore: 1.66%
Ascendas REIT (Real Estate, Equity REITs)	147,900	$326,929
CapitaLand Commercial Trust Limited (Real Estate, Equity REITs)	137,400	184,210
CapitaLand Limited (Real Estate, Real Estate Management & Development)	134,863	345,502
CapitaLand Mall Trust (Real Estate, Equity REITs)	134,500	220,642
City Developments Limited (Real Estate, Real Estate Management & Development)	24,775	177,078
ComfortDelGro Corporation Limited (Industrials, Road & Rail)	115,537	163,812
DBS Group Holdings Limited (Financials, Banks)	93,013	1,626,259
Genting Singapore Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	285,324	168,191
Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	4,677	91,892
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	69,400	320,291
Mapletree Commercial Trust (Real Estate, Equity REITs)	123,000	186,431
Mapletree Industrial Trust (Real Estate, Equity REITs)	77,800	150,137
Mapletree Logistics Trust (Real Estate, Equity REITs)	140,900	187,812
Oversea-Chinese Banking Corporation Limited (Financials, Banks)	204,496	1,574,212
Singapore Airlines Limited (Industrials, Airlines)	38,600	223,356
Singapore Airport Terminal Services Limited (Industrials, Transportation Infrastructure)	32,500	94,886
Singapore Exchange Limited (Financials, Capital Markets)	39,974	246,842
Singapore Press Holdings Limited (Communication Services, Media)	82,700	113,800
Singapore Technologies Engineering Limited (Industrials, Aerospace & Defense)	68,669	208,013
Singapore Telecommunications Limited (Communication Services, Diversified Telecommunication Services)	381,415	826,494
Suntec REIT (Real Estate, Equity REITs)	102,700	125,932
United Overseas Bank Limited (Financials, Banks)	79,086	1,411,569
UOL Group Limited (Real Estate, Real Estate Management & Development)	25,873	138,751
Venture Corporation Limited (Information Technology, Electronic Equipment, Instruments & Components)	13,400	161,501
Wilmar International Limited (Consumer Staples, Food Products)	127,785	368,840
Yangzijiang Shipbuilding Holdings Limited (Industrials, Machinery)	144,600	100,328

		9,743,710

Spain: 2.02%
Actividades de Construccion y Servicios SA (Industrials, Construction & Engineering)	14,590	435,051
Aena SA (Industrials, Transportation Infrastructure) 144A	3,830	616,888
Amadeus IT Holding SA Class A (Information Technology, IT Services)	22,125	1,568,465
Bankinter SA (Financials, Banks)	34,042	201,150
Bolsas y Mercados Espanoles (Financials, Capital Markets)	3,600	137,031
Cellnex Telecom SA (Communication Services, Diversified Telecommunication Services) 144A	12,144	592,072
Enagás SA (Utilities, Gas Utilities)	11,515	298,787
Endesa SA (Utilities, Electric Utilities)	16,686	429,364
Gas Natural SDG SA (Utilities, Gas Utilities)	17,792	414,490
Grifols SA (Health Care, Biotechnology)	14,415	464,608
Iberdrola SA (Utilities, Electric Utilities)	313,863	3,593,163
Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	56,284	1,756,002
Inmobiliaria Colonial Socimi SA (Real Estate, Equity REITs)	14,028	179,180
International Consolidated Airlines Group SA (Industrials, Airlines)	54,086	331,279
Mapfre SA (Financials, Insurance)	49,675	111,735
Merlin Properties Socimi SA (Real Estate, Equity REITs)	19,796	255,490
Red Eléctrica de Espana SA (Utilities, Electric Utilities)	22,710	434,062

		11,818,817

Sweden: 3.06%
AAK AB (Consumer Staples, Food Products)	8,453	145,951
Alfa Laval AB (Industrials, Machinery)	15,381	345,896
Assa Abloy AB Class B (Industrials, Building Products)	48,997	1,101,900

The accompanying notes are an integral part of these financial statements.

102  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Sweden (continued)
Atlas Copco AB Class A (Industrials, Machinery)	32,575	$1,161,459
Boliden AB (Materials, Metals & Mining)	14,769	310,167
Castellum AB (Real Estate, Real Estate Management & Development)	12,424	286,492
Dometic Group AB (Consumer Discretionary, Auto Components) 144A	15,586	133,095
Electrolux AB Class B (Consumer Discretionary, Household Durables)	11,665	236,047
Elekta AB Class B (Health Care, Health Care Equipment & Supplies)	20,097	213,309
Epiroc AB Class A (Industrials, Machinery)	31,977	369,370
EQT AB (Financials, Capital Markets) †	34,438	503,632
Ericsson LM Class B (Information Technology, Communications Equipment)	144,925	1,162,404
Essity Aktiebolag AB (Consumer Staples, Household Products)	32,500	979,807
Evolution Gaming Group (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6,078	221,494
Fabege AB (Real Estate, Real Estate Management & Development)	13,980	229,616
Fastighets AB Balder B Shares (Real Estate, Real Estate Management & Development) †	4,926	233,140
Getinge AB Class B (Health Care, Health Care Equipment & Supplies)	11,072	185,679
Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	40,627	737,303
Hexpol AB (Materials, Chemicals)	13,413	100,869
Holmen AB Class B (Materials, Paper & Forest Products)	5,266	148,333
Husqvarna AB Class B (Consumer Discretionary, Household Durables)	21,658	145,783
ICA Gruppen AB (Consumer Staples, Food & Staples Retailing)	4,777	178,864
Industrivarden AB Class A (Financials, Diversified Financial Services)	8,920	207,577
Indutrade AB (Industrials, Trading Companies & Distributors)	4,235	138,265
Investor AB Class B (Financials, Diversified Financial Services)	23,186	1,161,375
Loomis AB Class B (Industrials, Commercial Services & Supplies)	3,964	138,431
Lundbergforetagen AB Class B (Financials, Diversified Financial Services)	3,648	151,324
Nibe Industrier AB Class B (Industrials, Building Products)	16,588	270,080
Saab AB Class B (Industrials, Aerospace & Defense)	4,252	116,637
Securitas AB Class B (Industrials, Commercial Services & Supplies)	16,515	224,278
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	80,194	768,656
Skanska AB Class B (Industrials, Construction & Engineering)	18,846	414,997
SKF AB Class B (Industrials, Machinery)	20,462	361,790
Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	30,495	292,611
Svenska Handelsbanken AB Class A (Financials, Banks)	77,497	783,624
Swedbank AB Class A (Financials, Banks)	48,690	739,513
Swedish Match AB (Consumer Staples, Tobacco)	7,925	464,995
Swedish Orphan Biovitrum AB (Health Care, Biotechnology) †	10,024	172,580
Tele2 AB Class B (Communication Services, Wireless Telecommunication Services)	24,100	350,852
Telia Company AB (Communication Services, Diversified Telecommunication Services)	133,340	528,046
Trelleborg AB Class B (Industrials, Machinery)	12,745	199,114
Volvo AB Class B (Industrials, Machinery)	84,984	1,333,964

		17,949,319

Switzerland: 8.37%
Adecco SA (Industrials, Professional Services)	8,472	453,734
Allreal Holding AG (Real Estate, Real Estate Management & Development)	790	169,207
Baloise Holding AG (Financials, Insurance)	2,449	396,005
Barry Callebaut AG (Consumer Staples, Food Products)	145	299,109
BB Biotech AG (Health Care, Biotechnology)	48,398	2,987,793
Belimo Holding AG (Industrials, Building Products)	26	169,776
Cembra Money Bank AG (Financials, Consumer Finance)	1,397	157,239
Chocoladefabriken Lindt & Sprungli AG (Consumer Staples, Food Products)	5	433,769
Coca-Cola HBC AG (Consumer Staples, Beverages)	9,980	318,266
EMS-Chemie Holdings AG (Materials, Chemicals)	434	254,766
Flughafen Zuerich AG (Industrials, Transportation Infrastructure)	1,032	156,521
Galenica AG (Health Care, Pharmaceuticals)	2,462	166,475
Geberit AG (Industrials, Building Products)	1,878	937,124

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  103

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

Switzerland (continued)
Georg Fischer AG (Industrials, Machinery)	210	$180,486
Givaudan SA (Materials, Chemicals)	407	1,267,978
Helvetia Holding AG (Financials, Insurance)	1,602	213,422
Kuehne & Nagel International AG (Industrials, Marine)	2,860	418,651
Logitech International SA (Information Technology, Technology Hardware, Storage & Peripherals)	8,761	339,799
Lonza Group AG (Health Care, Life Sciences Tools & Services)	3,834	1,529,910
Nestle SA (Consumer Staples, Food Products)	153,972	15,844,602
Pargesa Holding SA (Financials, Diversified Financial Services)	2,073	152,813
Partners Group Holding AG (Financials, Capital Markets)	914	793,189
PSP Swiss Property AG (Real Estate, Real Estate Management & Development)	1,865	275,652
Roche Holding AG (Health Care, Pharmaceuticals)	35,143	11,299,657
Schindler Holding AG - Participation Certificate (Industrials, Machinery)	2,095	469,790
SGS SA (Industrials, Professional Services)	263	656,868
Sig Combibloc Group AG (Materials, Containers & Packaging)	11,123	165,677
Sika AG (Materials, Chemicals)	6,788	1,215,076
Sonova Holding AG (Health Care, Health Care Equipment & Supplies)	2,710	647,267
Straumann Holding AG (Health Care, Health Care Equipment & Supplies)	541	508,267
Sunrise Communications Group AG (Communication Services, Diversified Telecommunication Services) 144A	1,615	131,361
Swiss Life Holding AG (Financials, Insurance)	1,707	783,714
Swiss Prime Site AG (Real Estate, Real Estate Management & Development)	3,944	475,868
Swisscom AG (Communication Services, Diversified Telecommunication Services)	1,247	665,622
Tecan Group AG (Health Care, Life Sciences Tools & Services)	491	137,487
Temenos Group AG (Information Technology, Software)	3,275	468,250
VAT Group AG (Industrials, Machinery) 144A	1,439	195,609
Vifor Pharma AG (Health Care, Pharmaceuticals)	2,160	362,847
Zurich Insurance Group AG (Financials, Insurance)	7,563	2,928,634

		49,028,280

Thailand: 0.05%
Thai Beverage plc (Consumer Staples, Beverages)	475,800	268,370

United Kingdom: 14.08%
3i Group plc (Financials, Capital Markets)	49,784	655,316
Admiral Group plc (Financials, Insurance)	11,802	323,919
Aggreko plc (Industrials, Commercial Services & Supplies)	12,584	109,944
Amcor Limited (Materials, Containers & Packaging)	58,108	552,432
Ashmore Group plc (Financials, Capital Markets)	22,880	138,210
Ashtead Group plc (Industrials, Trading Companies & Distributors)	22,974	720,270
Associated British Foods plc (Consumer Staples, Food Products)	18,021	526,196
AstraZeneca plc (Health Care, Pharmaceuticals)	67,153	5,893,673
Auto Trader Group plc (Communication Services, Interactive Media & Services) 144A	50,965	343,175
Avast plc (Information Technology, Software) 144A	29,655	151,177
AVEVA Group plc (Information Technology, Software)	3,139	178,567
Aviva plc (Financials, Insurance)	202,555	927,805
BAE Systems plc (Industrials, Aerospace & Defense)	142,912	1,130,445
Barratt Developments plc (Consumer Discretionary, Household Durables)	51,816	511,506
Beazley plc (Financials, Insurance)	25,837	179,105
Bellway plc (Consumer Discretionary, Household Durables)	6,180	299,090
British American Tobacco plc (Consumer Staples, Tobacco)	111,223	4,397,674
Britvic plc (Consumer Staples, Beverages)	13,693	151,633
BT Group plc (Communication Services, Diversified Telecommunication Services)	455,631	835,863
Bunzl plc (Industrials, Trading Companies & Distributors)	17,392	417,620
Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	20,985	452,222
Capita plc (Industrials, Professional Services) †	86,555	143,614

The accompanying notes are an integral part of these financial statements.

104  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

United Kingdom (continued)
Carnival plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,647	$273,512
Cineworld Group plc (Communication Services, Entertainment)	56,259	114,260
Close Brothers Group plc (Financials, Capital Markets)	7,534	125,392
Compass Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	80,825	1,780,771
ConvaTec Limited (Health Care, Health Care Equipment & Supplies) 144A	69,575	185,409
Croda International plc (Materials, Chemicals)	6,741	398,456
Dechra Pharmaceuticals plc (Health Care, Pharmaceuticals)	4,782	164,201
Derwent Valley Holdings plc (Real Estate, Equity REITs)	5,595	281,206
Diageo plc (Consumer Staples, Beverages)	120,066	4,283,904
Dialog Semiconductor plc (Information Technology, Semiconductors & Semiconductor Equipment) †	3,428	118,259
Direct Line Insurance Group plc (Financials, Insurance)	68,786	274,194
DS Smith plc (Materials, Containers & Packaging)	69,234	282,933
easyJet plc (Industrials, Airlines)	10,877	157,013
Electrocomponents plc (Information Technology, Electronic Equipment, Instruments & Components)	22,979	180,331
EVRAZ plc (Materials, Metals & Mining)	31,846	135,994
Experian Group Limited plc (Industrials, Professional Services)	46,010	1,531,392
Ferguson plc (Industrials, Trading Companies & Distributors)	11,201	975,939
G4S plc (Industrials, Commercial Services & Supplies)	86,384	191,271
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	253,520	5,115,873
Great Portland Estates plc (Real Estate, Equity REITs)	11,916	128,626
Greggs plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,825	129,295
GVC Holdings plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	28,592	293,959
Halma plc (Information Technology, Electronic Equipment, Instruments & Components)	19,577	491,987
Hays plc (Industrials, Professional Services)	80,526	143,798
Hikma Pharmaceuticals plc (Health Care, Pharmaceuticals)	7,579	176,440
HomeServe plc (Industrials, Commercial Services & Supplies)	13,965	212,743
Howden Joinery Group plc (Industrials, Trading Companies & Distributors)	30,738	254,224
IG Group Holdings plc (Financials, Capital Markets)	18,729	163,390
IMI plc (Industrials, Machinery)	14,866	192,441
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	42,996	868,605
Inchcape plc (Consumer Discretionary, Distributors)	20,115	150,358
Informa plc (Communication Services, Media)	66,578	589,244
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,160	562,941
Intermediate Capital Group (Financials, Capital Markets)	14,607	302,089
Intertek Group plc (Industrials, Professional Services)	8,438	575,899
Investec plc (Financials, Capital Markets)	33,511	171,678
ITV plc (Communication Services, Media)	215,300	327,184
IWG plc (Real Estate, Real Estate Management & Development)	34,064	154,550
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	92,548	234,465
JD Sports Fashion plc (Consumer Discretionary, Specialty Retail)	21,649	207,098
John Wood Group plc (Energy, Energy Equipment & Services)	37,662	180,599
Johnson Matthey plc (Materials, Chemicals)	10,563	346,223
Jupiter Fund Management plc (Financials, Capital Markets)	23,065	90,207
Just Eat plc (Consumer Discretionary, Internet & Direct Marketing Retail) †(a)	30,708	323,835
Kingfisher plc (Consumer Discretionary, Specialty Retail)	108,224	265,517
Legal & General Group plc (Financials, Insurance)	302,828	1,025,943
Lloyds Banking Group plc (Financials, Banks)	3,640,426	2,362,986
London Stock Exchange Group plc (Financials, Capital Markets)	16,024	1,573,941
M&G plc (Financials, Diversified Financial Services) †	129,108	337,140
Man Group plc (Financials, Capital Markets)	78,293	148,672
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	110,787	228,309
Meggitt plc (Industrials, Aerospace & Defense)	37,945	267,212
Micro Focus International plc (Information Technology, Software)	16,676	158,817
Mondi plc (Materials, Paper & Forest Products)	23,969	486,801

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  105

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Shares	Value

United Kingdom (continued)
Moneysupermarket.com Group plc (Consumer Discretionary, Internet & Direct Marketing Retail)	25,558	$102,816
National Grid plc (Utilities, Multi-Utilities)	180,880	2,280,125
Network International Holding (Financials, Diversified Financial Services) †	21,633	148,946
Next plc (Consumer Discretionary, Multiline Retail)	7,042	555,023
NMC Health plc (Health Care, Health Care Providers & Services)	7,509	90,346
Pearson plc (Communication Services, Media)	40,627	294,717
Pennon Group plc (Utilities, Water Utilities)	21,891	306,178
Persimmon plc (Consumer Discretionary, Household Durables)	16,201	598,981
Phoenix Group Holdings plc (Financials, Insurance)	37,429	336,095
Polymetal International plc (Materials, Metals & Mining)	13,746	211,281
Quilter plc (Financials, Capital Markets)	83,208	158,149
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	38,065	2,812,731
RELX plc (Industrials, Professional Services)	102,220	2,473,195
Rentokil Initial plc (Industrials, Commercial Services & Supplies)	94,335	590,240
Rightmove plc (Communication Services, Interactive Media & Services)	44,326	355,443
Rio Tinto plc (Materials, Metals & Mining)	57,352	2,700,109
Rotork plc (Industrials, Machinery)	47,139	172,366
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	212,178	4,624,016
Royal Mail plc (Industrials, Air Freight & Logistics)	53,448	112,088
RSA Insurance Group plc (Financials, Insurance)	51,700	345,799
Segro plc (Real Estate, Equity REITs)	58,821	623,591
Severn Trent plc (Utilities, Water Utilities)	12,531	397,780
Signature Aviation PLC (Industrials, Transportation Infrastructure)	36,683	132,714
Smith & Nephew plc (Health Care, Health Care Equipment & Supplies)	45,340	1,017,223
Smiths Group plc (Industrials, Industrial Conglomerates)	19,448	387,542
Spirax-Sarco Engineering plc (Industrials, Machinery)	3,755	411,411
SSE plc (Utilities, Electric Utilities)	54,273	1,067,025
SSP Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	22,262	147,222
Tate & Lyle plc (Consumer Staples, Food Products)	22,642	206,461
Taylor Wimpey plc (Consumer Discretionary, Household Durables)	166,520	439,709
TechnipFMC plc - BATS Exchange (Energy, Energy Equipment & Services)	24,193	369,052
Tesco plc (Consumer Staples, Food & Staples Retailing)	505,118	1,505,015
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	6,525	402,403
The Sage Group plc (Information Technology, Software)	57,431	508,791
The Unite Group plc (Real Estate, Equity REITs)	18,914	275,155
TP Icap plc (Financials, Capital Markets)	28,255	133,311
Tritax Big Box REIT plc (Real Estate, Equity REITs)	94,892	159,148
Tullow Oil plc (Energy, Oil, Gas & Consumable Fuels)	91,723	40,186
Unilever plc (Consumer Staples, Personal Products)	60,876	3,272,686
United Utilities Group plc (Utilities, Water Utilities)	35,125	425,225
Victrex plc (Materials, Chemicals)	4,397	119,898
WH Smith plc (Consumer Discretionary, Specialty Retail)	5,888	147,520
Whitbread plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6,964	351,229
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)	127,504	285,377
WPP plc (Communication Services, Media)	65,566	629,962

		82,461,262

United States: 0.03%
Ovintiv Incorporated (Energy, Oil, Gas & Consumable Fuels)	13,980	161,542

Total Common Stocks (Cost $539,744,943)		554,151,411

The accompanying notes are an integral part of these financial statements.

106  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

	Dividend yield		Shares	Value
Preferred Stocks: 0.24%

Germany: 0.24%
Fuchs Petrolub SE (Materials, Chemicals)	2.99%		3,549	$135,857
Henkel AG & Company KGaA (Consumer Staples, Household Products)	2.45		9,287	865,242
Sartorius AG Vorzug (Health Care, Health Care Equipment & Supplies)	0.31		1,710	399,747

Total Preferred Stocks (Cost $1,570,563)				1,400,846

		Expiration date
Rights: 0.00%

Spain: 0.00%
Acs Actividades De Construccio (Industrials, Construction & Engineering) †		4-3-2020	14,590	6,415

Total Rights (Cost $7,097)				6,415

	Yield
Short-Term Investments: 4.15%

Investment Companies: 4.15%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52		24,301,039	24,301,039

Total Short-Term Investments (Cost $24,301,039)				24,301,039

Total investments in securities (Cost $565,623,642)	98.98%	579,859,711

Other assets and liabilities, net	1.02	5,985,575

Total net assets	100.00%	$585,845,286

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

MSCI EAFE Index	320	3-20-2020	$32,002,274	$29,056,000	$0	$(2,946,274)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  107

Portfolio of investments—February 29, 2020

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	25,160,866	163,227,225	(164,087,052)	24,301,039	$0	$0	$355,656	$24,301,039	4.15%

The accompanying notes are an integral part of these financial statements.

108  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value
Common Stocks: 95.24%

Communication Services: 8.69%

Diversified Telecommunication Services: 2.67%
AT&T Incorporated	373,891	$13,168,441
GCI Liberty Incorporated Class A †	4,653	321,569
Verizon Communications Incorporated	216,381	11,719,195
Zayo Group Holdings Incorporated †	11,803	412,987

		25,622,192

Entertainment: 1.73%
Activision Blizzard Incorporated	37,037	2,152,961
Cinemark Holdings Incorporated	4,757	123,492
Electronic Arts Incorporated †	14,709	1,491,051
Live Nation Entertainment Incorporated †	7,113	432,257
Take-Two Interactive Software Incorporated †	5,677	610,164
The Madison Square Garden Company Class A †	867	232,200
The Walt Disney Company	95,194	11,199,574
World Wrestling Entertainment Incorporated Class A	2,311	108,085
Zynga Incorporated Class A †	42,682	286,396

		16,636,180

Interactive Media & Services: 2.22%
Alphabet Incorporated Class A †	14,981	20,063,296
IAC Corporation †	4,118	839,825
Match Group Incorporated †	2,998	194,870
Pinterest Incorporated Class A †	8,910	173,745
TripAdvisor Incorporated	4,466	104,728

		21,376,464

Media: 1.91%
Altice USA Incorporated †	17,687	457,386
Cable One Incorporated	251	394,828
Charter Communications Incorporated Class A †	8,392	4,138,683
Comcast Corporation Class A	243,544	9,846,484
Discovery Communications Incorporated Class A †	7,943	204,135
DISH Network Corporation Class A †	13,129	440,084
Fox Corporation Class A	18,173	558,638
Interpublic Group of Companies Incorporated	18,292	390,717
News Corporation Class A	16,937	204,514
Nexstar Media Group Incorporated Class A	2,024	232,720
Omnicom Group Incorporated	10,702	741,435
Sirius XM Holdings Incorporated	62,825	398,311
Tegna Incorporated	9,179	131,443
The New York Times Company Class A	6,756	253,080

		18,392,458

Wireless Telecommunication Services: 0.16%
T-Mobile US Incorporated †	16,768	1,511,803

Consumer Discretionary: 8.97%

Auto Components: 0.11%
BorgWarner Incorporated	9,225	291,510
Gentex Corporation	12,003	320,480

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  109

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Auto Components (continued)
Lear Corporation	2,697	$299,906
The Goodyear Tire & Rubber Company	12,283	118,961

		1,030,857

Automobiles: 0.40%
Ford Motor Company	203,633	1,417,286
General Motors Company	65,743	2,005,162
Harley-Davidson Incorporated	8,191	249,580
Thor Industries Incorporated	2,294	172,991

		3,845,019

Distributors: 0.15%
Genuine Parts Company	6,887	600,822
LKQ Corporation †	13,482	398,798
Pool Corporation	1,955	412,427

		1,412,047

Diversified Consumer Services: 0.18%
Bright Horizons Family Solutions Incorporated †	2,865	450,235
Frontdoor Incorporated †	4,342	184,101
Grand Canyon Education Incorporated †	2,119	170,961
H&R Block Incorporated	10,198	210,793
Service Corporation International	8,638	412,810
ServiceMaster Global Holdings Incorporated †	7,637	273,175

		1,702,075

Hotels, Restaurants & Leisure: 2.45%
Aramark	12,648	439,392
Caesars Entertainment Corporation †	30,910	392,866
Carnival Corporation	19,966	668,062
Chipotle Mexican Grill Incorporated †	1,400	1,083,012
Churchill Downs Incorporated	1,672	210,070
Cracker Barrel Old Country Store Incorporated	845	121,114
Darden Restaurants Incorporated	6,384	622,440
Domino’s Pizza Incorporated	2,138	725,765
Dunkin Brands Group Incorporated	4,050	269,406
Hilton Worldwide Holdings Incorporated	14,594	1,418,537
Marriott International Incorporated Class A	13,293	1,648,332
Marriott Vacations Worldwide Corporation	1,366	132,201
McDonald’s Corporation	40,359	7,836,507
Norwegian Cruise Line Holdings Limited †	10,515	391,789
Planet Fitness Incorporated Class A †	4,498	303,570
Six Flags Entertainment Corporation	3,954	99,957
Starbucks Corporation	57,963	4,546,038
Texas Roadhouse Incorporated	2,678	150,557
The Wendy’s Company	9,794	184,911
Vail Resorts Incorporated	2,079	442,016
Wyndham Hotels & Resorts Incorporated	4,290	218,576
Wyndham Worldwide Corporation	3,684	146,992
Yum! Brands Incorporated	16,421	1,465,574

		23,517,684

Household Durables: 0.56%
D.R. Horton Incorporated	18,558	988,585
Helen of Troy Limited †	1,072	176,451

The accompanying notes are an integral part of these financial statements.

110  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Household Durables (continued)
Leggett & Platt Incorporated	5,838	$231,535
Lennar Corporation Class A	15,916	960,371
Mohawk Industries Incorporated †	3,004	363,935
NVR Incorporated †	184	674,761
Pulte Group Incorporated	13,379	537,836
Roku Incorporated †	4,821	548,003
Tempur-Pedic International Incorporated †	2,067	154,508
Toll Brothers Incorporated	6,860	254,026
TopBuild Corporation †	1,742	175,942
Whirlpool Corporation	2,759	352,766

		5,418,719

Internet & Direct Marketing Retail: 0.26%
eBay Incorporated	42,771	1,481,587
Expedia Group Incorporated	6,490	640,044
Qurate Retail Incorporated †	21,837	148,928
Wayfair Incorporated Class A †	3,052	192,917

		2,463,476

Leisure Products: 0.12%
Hasbro Incorporated	6,291	485,980
Mattel Incorporated †	17,030	200,784
Polaris Industries Incorporated	2,791	230,341
The Brunswick Corporation	3,987	212,108

		1,129,213

Multiline Retail: 0.66%
Dollar General Corporation	13,532	2,033,860
Dollar Tree Incorporated †	12,199	1,012,883
Kohl’s Corporation	7,386	289,162
Macy’s Incorporated	13,946	184,506
Nordstrom Incorporated	4,768	165,450
Target Corporation	26,318	2,710,754

		6,396,615

Specialty Retail: 3.18%
Aaron’s Incorporated	3,078	121,058
Advance Auto Parts Incorporated	3,567	474,340
AutoNation Incorporated †	3,192	136,394
AutoZone Incorporated †	1,199	1,237,979
Best Buy Company Incorporated	10,625	803,781
Burlington Stores Incorporated †	3,411	737,663
CarMax Incorporated †	8,044	702,322
Five Below Incorporated †	2,644	256,336
Foot Locker Incorporated	5,255	190,494
L Brands Incorporated	11,543	250,021
Lithia Motors Incorporated Class A	950	113,202
Lowe’s Companies Incorporated	39,557	4,215,589
O’Reilly Automotive Incorporated †	3,915	1,443,539
Ross Stores Incorporated	18,037	1,962,065
The Gap Incorporated	11,430	163,792
The Home Depot Incorporated	59,517	12,965,183
The TJX Companies Incorporated	57,988	3,467,682
Tractor Supply Company	5,601	495,745

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  111

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Specialty Retail (continued)
Ulta Beauty Incorporated †	2,571	$660,978
Williams-Sonoma Incorporated	3,572	222,857

		30,621,020

Textiles, Apparel & Luxury Goods: 0.90%
Capri Holdings Limited †	2,910	75,136
Carter’s Incorporated	2,200	201,234
Deckers Outdoor Corporation †	1,497	260,179
HanesBrands Incorporated	18,899	250,223
Nike Incorporated Class B	62,542	5,590,004
PVH Corporation	2,936	217,587
Ralph Lauren Corporation	2,250	237,398
Skechers USA Incorporated Class A †	6,505	215,185
Tapestry Incorporated	10,874	254,995
Under Armour Incorporated Class A †	9,706	137,728
VF Corporation	17,024	1,225,728

		8,665,397

Consumer Staples: 9.69%

Beverages: 2.60%
Brown-Forman Corporation Class B	16,364	1,004,913
Constellation Brands Incorporated Class A	8,370	1,442,821
Keurig Dr. Pepper Incorporated	14,884	414,966
Molson Coors Brewing Company Class B	9,212	457,007
Monster Beverage Corporation †	19,335	1,206,697
PepsiCo Incorporated	73,451	9,697,736
The Coca-Cola Company	201,860	10,797,491

		25,021,631

Food & Staples Retailing: 1.91%
BJ’s Wholesale Club Holdings Incorporated †	6,535	125,864
Casey’s General Stores Incorporated	1,993	324,899
Costco Wholesale Corporation	22,894	6,436,419
Performance Food Group Company †	4,654	197,330
Sysco Corporation	25,309	1,686,845
The Kroger Company	40,663	1,143,850
US Foods Holding Corporation †	10,403	349,957
Walmart Incorporated	75,305	8,108,842

		18,374,006

Food Products: 1.58%
Archer Daniels Midland Company	28,581	1,076,075
Bunge Limited	6,954	326,490
Campbell Soup Company	10,226	461,397
Conagra Foods Incorporated	27,241	727,062
Darling Ingredients Incorporated †	7,170	184,269
Flowers Foods Incorporated	6,115	131,656
General Mills Incorporated	34,126	1,672,174
Hormel Foods Corporation	13,518	562,349
Ingredion Incorporated	2,832	235,906
Kellogg Company	13,186	797,357
Lamb Weston Holdings Incorporated	7,586	659,148
McCormick & Company Incorporated	6,713	981,373

The accompanying notes are an integral part of these financial statements.

112  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Food Products (continued)
Mondelez International Incorporated Class A	76,989	$4,065,019
Post Holdings Incorporated †	3,561	360,587
The Hershey Company	7,957	1,145,728
The J.M. Smucker Company	5,826	600,020
TreeHouse Foods Incorporated †	2,896	110,367
Tyson Foods Incorporated Class A	16,197	1,098,643

		15,195,620

Household Products: 2.27%
Church & Dwight Company Incorporated	12,491	868,374
Colgate-Palmolive Company	46,526	3,143,762
Kimberly-Clark Corporation	18,131	2,378,606
The Clorox Company	6,253	996,853
The Procter & Gamble Company	127,009	14,381,229

		21,768,824

Personal Products: 0.24%
Coty Incorporated Class A	14,759	136,226
Herbalife Nutrition Limited †	4,769	154,325
The Estee Lauder Companies Incorporated Class A	11,135	2,044,386

		2,334,937

Tobacco: 1.09%
Altria Group Incorporated	98,641	3,982,137
Philip Morris International Incorporated	79,705	6,525,448

		10,507,585

Energy: 3.25%

Energy Equipment & Services: 0.35%
Baker Hughes Incorporated	30,921	497,519
Halliburton Company	34,993	593,481
Helmerich & Payne Incorporated	3,782	139,518
National Oilwell Varco Incorporated	17,953	335,901
Schlumberger Limited	64,513	1,747,657

		3,314,076

Oil, Gas & Consumable Fuels: 2.90%
Cabot Oil & Gas Corporation	19,673	274,045
Chevron Corporation	97,517	9,102,237
Equitrans Midstream Corporation	9,920	70,035
Exxon Mobil Corporation	214,289	11,023,026
HollyFrontier Corporation	7,486	252,128
Marathon Petroleum Corporation	35,257	1,671,887
ONEOK Incorporated	21,707	1,448,291
PBF Energy Incorporated Class A	5,017	112,331
Phillips 66	23,886	1,788,106
Plains GP Holdings LP Class A	9,324	128,391
Tallgrass Energy GP LP	7,639	168,593
Targa Resources Corporation	12,110	392,364
Valero Energy Corporation	22,264	1,474,990

		27,906,424

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  113

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value
Financials: 11.66%

Banks: 2.43%
Associated Banc Corporation	21,353	$361,506
Bank of Hawaii Corporation	4,839	360,118
Bank OZK	8,967	227,672
BankUnited Incorporated	12,382	367,745
CIT Group Incorporated	7,786	309,182
Citizens Financial Group Incorporated	29,252	926,996
Comerica Incorporated	9,417	495,711
Commerce Bancshares Incorporated	9,083	554,426
Community Bank System Incorporated	5,573	338,894
Fifth Third Bancorp	43,618	1,064,279
First Financial Bankshares Incorporated	11,222	322,520
First Hawaiian Incorporated	14,935	357,693
First Horizon National Corporation	24,434	325,705
FNB Corporation	36,027	363,512
Glacier Bancorp Incorporated	9,022	336,430
Hancock Holding Company	7,923	265,421
Home Bancshares Incorporated	16,144	270,573
Huntington Bancshares Incorporated	66,749	819,010
IBERIABANK Corporation	4,862	292,644
KeyCorp	54,524	891,467
M&T Bank Corporation	7,966	1,118,267
PacWest Bancorp	10,509	332,505
People’s United Financial Incorporated	42,020	587,860
Pinnacle Financial Partners Incorporated	6,997	368,322
PNC Financial Services Group Incorporated	23,851	3,014,766
Regions Financial Corporation	66,868	904,055
Signature Bank	3,277	409,953
Sterling Bancorp	17,589	291,626
Synovus Financial Corporation	9,093	263,879
TCF Financial Corporation	10,467	381,417
Texas Capital Bancshares Incorporated †	4,660	219,393
UMB Financial Corporation	4,536	263,768
Umpqua Holdings Corporation	21,136	325,283
United Bankshares Incorporated	12,567	362,935
US Bancorp	78,529	3,646,887
Valley National Bancorp	37,225	346,193
Webster Financial Corporation	4,872	184,990
Western Alliance Bancorp	6,828	314,361
Wintrust Financial Corporation	4,371	233,455
Zions Bancorporation	13,744	549,073

		23,370,492

Capital Markets: 2.98%
Affiliated Managers Group Incorporated	1,857	139,684
Ameriprise Financial Incorporated	5,531	781,530
Apollo Global Management Incorporated	9,743	405,893
Bank of New York Mellon Corporation	42,690	1,703,331
Cboe Holdings Incorporated	6,025	686,850
CME Group Incorporated	19,153	3,807,999
Eaton Vance Corporation	4,172	172,137
FactSet Research Systems Incorporated	1,845	490,752
Franklin Resources Incorporated	13,323	289,908
Interactive Brokers Group Incorporated Class A	3,978	203,276

The accompanying notes are an integral part of these financial statements.

114  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Capital Markets (continued)
Intercontinental Exchange Incorporated	31,536	$2,813,642
Invesco Limited	22,132	318,701
KKR & Company Incorporated Class A	27,496	786,386
Lazard Limited Class A	5,821	208,508
LPL Financial Holdings Incorporated	3,429	272,537
MarketAxess Holdings Incorporated	2,107	683,363
Moody’s Corporation	8,218	1,972,567
Morningstar Incorporated	815	119,724
MSCI Incorporated	4,189	1,237,598
Raymond James Financial Incorporated	5,791	484,301
S&P Global Incorporated	12,571	3,342,755
SEI Investments Company	5,672	310,315
Stifel Financial Corporation	1,903	103,599
T. Rowe Price Group Incorporated	11,546	1,362,543
The Blackstone Group Incorporated Class A	33,909	1,825,661
The Goldman Sachs Group Incorporated	17,207	3,454,649
The NASDAQ OMX Group Incorporated	6,120	627,606

		28,605,815

Consumer Finance: 0.91%
Ally Financial Incorporated	23,357	585,560
American Express Company	31,984	3,516,001
Capital One Financial Corporation	23,228	2,050,103
Credit Acceptance Corporation †	497	200,390
Discover Financial Services	15,547	1,019,572
FirstCash Financial Services Incorporated	1,774	136,456
Navient Corporation	11,023	123,788
SLM Corporation	20,410	211,652
Synchrony Financial	32,492	945,517

		8,789,039

Diversified Financial Services: 1.56%
Berkshire Hathaway Incorporated Class B †	70,062	14,456,593
Jefferies Financial Group Incorporated	11,293	222,585
Voya Financial Incorporated	6,390	336,370

		15,015,548

Insurance: 3.36%
AFLAC Incorporated	38,950	1,669,008
Alleghany Corporation	706	474,609
American Financial Group Incorporated	2,903	268,295
American International Group Incorporated	47,797	2,015,122
Aon plc	12,426	2,584,608
Arch Capital Group Limited †	20,006	808,843
Arthur J. Gallagher & Company	10,160	990,498
Assurant Incorporated	3,198	385,647
Assured Guaranty Limited	4,006	163,485
Athene Holding Limited Class A †	6,358	262,268
Axis Capital Holdings Limited	3,679	206,465
Brown & Brown Incorporated	12,064	518,873
Chubb Limited	21,346	3,095,810
Cincinnati Financial Corporation	8,516	794,032
Erie Indemnity Company Class A	1,163	166,216
Everest Reinsurance Group Limited	2,025	501,957

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  115

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Insurance (continued)
Fidelity National Financial Incorporated	13,293	$515,237
First American Financial Corporation	5,343	305,085
Globe Life Incorporated	4,533	420,028
Kemper Corporation	2,732	188,071
Loews Corporation	14,744	672,769
Markel Corporation †	711	840,118
Marsh & McLennan Companies Incorporated	26,602	2,781,505
MetLife Incorporated	37,977	1,622,377
Old Republic International Corporation	12,677	249,990
Reinsurance Group of America Incorporated	3,171	386,957
RLI Corporation	1,843	148,140
Selective Insurance Group Incorporated	1,985	110,723
The Allstate Corporation	17,536	1,845,664
The Hanover Insurance Group Incorporated	1,600	189,664
The Hartford Financial Services Group Incorporated	20,000	999,000
The Progressive Corporation	31,847	2,329,927
The Travelers Companies Incorporated	14,286	1,711,606
Unum Group	5,391	125,664
W.R. Berkley Corporation	8,111	544,573
White Mountains Insurance Group Limited	75	74,258
Willis Towers Watson plc	6,863	1,298,823

		32,265,915

Mortgage REITs: 0.29%
AGNC Investment Corporation	27,033	460,642
Annaly Capital Management Incorporated	84,849	751,762
Blackstone Mortgage Trust Incorporated Class A	9,995	360,420
Chimera Investment Corporation	12,545	246,509
MFA Financial Incorporated	11,450	82,784
New Residential Investment Corporation	20,883	324,939
Starwood Property Trust Incorporated	17,017	377,437
Two Harbors Investment Corporation	13,684	185,418

		2,789,911

Thrifts & Mortgage Finance: 0.13%
Essent Group Limited	6,483	282,918
MGIC Investment Corporation	23,893	287,433
New York Community Bancorp Incorporated	34,849	376,718
Radian Group Incorporated	14,022	297,827

		1,244,896

Health Care: 17.56%

Biotechnology: 2.43%
AbbVie Incorporated	75,253	6,449,935
Alkermes plc †	7,259	151,278
Amgen Incorporated	30,888	6,169,260
Biogen Incorporated †	9,711	2,994,775
Exelixis Incorporated †	13,134	244,161
Gilead Sciences Incorporated	66,103	4,584,904
Incyte Corporation †	9,248	697,392
Regeneron Pharmaceuticals Incorporated †	4,220	1,876,085
United Therapeutics Corporation †	1,718	176,885

		23,344,675

The accompanying notes are an integral part of these financial statements.

116  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value
Health Care Equipment & Supplies: 4.54%
Abbott Laboratories	91,168	$7,022,671
Baxter International Incorporated	25,806	2,154,027
Becton Dickinson & Company	13,932	3,313,308
Boston Scientific Corporation †	69,348	2,592,922
Danaher Corporation	32,444	4,690,754
Dentsply Sirona Incorporated	11,372	559,957
Edwards Lifesciences Corporation †	11,175	2,289,087
Globus Medical Incorporated Class A †	3,283	148,490
Haemonetics Corporation †	2,497	270,500
Hill-Rom Holdings Incorporated	2,967	284,980
Hologic Incorporated †	13,249	624,293
ICU Medical Incorporated †	801	156,844
IDEXX Laboratories Incorporated †	4,410	1,122,389
Insulet Corporation †	3,310	628,801
Integra LifeSciences Holdings Corporation †	3,117	162,396
LivaNova plc †	2,416	168,444
Masimo Corporation †	2,125	347,076
Medtronic plc	69,505	6,997,068
Neogen Corporation †	2,104	127,818
NuVasive Incorporated †	2,462	162,024
Penumbra Incorporated †	1,825	302,695
ResMed Incorporated	7,155	1,137,359
Steris plc	4,209	667,632
Stryker Corporation	17,548	3,344,473
Tandem Diabetes Care Incorporated †	3,456	258,025
Teleflex Incorporated	2,318	776,576
The Cooper Companies Incorporated	2,499	811,100
Varian Medical Systems Incorporated †	4,355	535,534
West Pharmaceutical Services Incorporated	3,674	553,157
Zimmer Biomet Holdings Incorporated	10,602	1,443,462

		43,653,862

Health Care Providers & Services: 3.36%
Amedisys Incorporated †	1,453	252,837
AmerisourceBergen Corporation	7,758	654,155
Anthem Incorporated	13,429	3,452,462
Cardinal Health Incorporated	15,360	800,563
Centene Corporation †	30,056	1,593,569
Chemed Corporation	638	266,442
CVS Health Corporation	68,935	4,079,573
DaVita HealthCare Partners Incorporated †	4,798	372,421
Encompass Health Corporation	4,653	348,231
HCA Healthcare Incorporated	13,363	1,697,235
Henry Schein Incorporated	7,432	452,906
Humana Incorporated	6,701	2,142,176
Laboratory Corporation of America Holdings †	5,144	903,749
McKesson Corporation	9,629	1,346,712
Molina Healthcare Incorporated †	3,097	379,537
Quest Diagnostics Incorporated	7,141	757,374
UnitedHealth Group Incorporated	48,260	12,304,370
Universal Health Services Incorporated Class B	3,800	470,212

		32,274,524

Health Care Technology: 0.12%
Cerner Corporation	16,082	1,114,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  117

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value
Life Sciences Tools & Services: 1.26%
Agilent Technologies Incorporated	15,077	$1,161,984
Avantor Incorporated †	11,504	181,188
Bio-Rad Laboratories Incorporated Class A †	1,024	360,468
Bio-Techne Corporation	1,769	334,146
Bruker Corporation	4,677	203,730
Charles River Laboratories International Incorporated †	2,232	347,232
IQVIA Holdings Incorporated †	9,021	1,258,339
Mettler-Toledo International Incorporated †	1,112	780,290
PerkinElmer Incorporated	5,044	436,003
PRA Health Sciences Incorporated †	3,162	297,860
Syneos Health Incorporated †	3,785	239,780
Thermo Fisher Scientific Incorporated	20,386	5,928,249
Waters Corporation †	3,201	623,843

		12,153,112

Pharmaceuticals: 5.85%
Allergan plc	16,285	3,105,061
Bristol-Myers Squibb Company	76,036	4,490,686
Catalent Incorporated †	6,757	348,188
Elanco Animal Health Incorporated †	19,240	527,176
Eli Lilly & Company	42,763	5,393,697
Horizon Therapeutics plc †	8,569	293,231
Jazz Pharmaceuticals plc †	2,462	282,096
Johnson & Johnson	135,008	18,155,876
Merck & Company Incorporated	131,750	10,086,780
Mylan NV †	23,014	395,611
Perrigo Company plc	6,213	314,937
Pfizer Incorporated	290,397	9,705,068
Zoetis Incorporated	23,827	3,174,471

		56,272,878

Industrials: 11.52%

Aerospace & Defense: 2.64%
Arconic Incorporated	19,305	566,602
BWX Technologies Incorporated	3,733	204,718
Curtiss-Wright Corporation	1,454	174,393
General Dynamics Corporation	13,426	2,143,998
HEICO Corporation	2,119	228,534
Hexcel Corporation	3,920	253,350
Huntington Ingalls Industries Incorporated	1,860	382,286
L3Harris Technologies	12,084	2,389,369
Lockheed Martin Corporation	12,839	4,748,761
Mercury Computer Systems Incorporated †	2,633	193,420
Northrop Grumman Corporation	8,203	2,697,475
Raytheon Company	14,444	2,723,561
Spirit AeroSystems Holdings Incorporated Class A	5,473	289,193
Teledyne Technologies Incorporated †	1,814	611,898
Textron Incorporated	11,714	475,588
TransDigm Group Incorporated	2,570	1,433,572
United Technologies Corporation	44,971	5,872,763

		25,389,481

Air Freight & Logistics: 0.66%
C.H. Robinson Worldwide Incorporated	6,541	450,675
Expeditors International of Washington Incorporated	7,294	513,643

The accompanying notes are an integral part of these financial statements.

118  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Air Freight & Logistics (continued)
FedEx Corporation	11,722	$1,654,795
United Parcel Service Incorporated Class B	37,568	3,399,528
XPO Logistics Incorporated †	4,067	300,836

		6,319,477

Airlines: 0.45%
Alaska Air Group Incorporated	6,196	312,650
American Airlines Group Incorporated	16,099	306,686
Delta Air Lines Incorporated	31,736	1,463,982
JetBlue Airways Corporation †	14,451	228,037
Southwest Airlines Company	27,285	1,260,294
United Airlines Holdings Incorporated †	12,312	758,296

		4,329,945

Building Products: 0.48%
A.O. Smith Corporation	6,953	274,991
Allegion plc	4,706	541,143
Armstrong World Industries Incorporated	2,332	233,550
Fortune Brands Home & Security Incorporated	6,679	412,428
Johnson Controls International plc	43,332	1,584,651
Lennox International Incorporated	1,962	447,591
Masco Corporation	14,544	600,958
Owens Corning Incorporated	5,158	291,375
Trex Company Incorporated †	2,796	267,437

		4,654,124

Commercial Services & Supplies: 0.78%
Cintas Corporation	4,552	1,214,200
Clean Harbors Incorporated †	2,536	176,303
Copart Incorporated †	10,403	878,845
IAA Incorporated †	6,645	283,874
KAR Auction Services Incorporated	6,909	132,998
MSA Safety Incorporated	1,261	153,426
Republic Services Incorporated	11,865	1,070,935
Rollins Incorporated	7,439	278,516
Stericycle Incorporated †	4,497	258,263
Tetra Tech Incorporated	2,430	196,514
The Brink’s Company	2,410	188,679
Waste Management Incorporated	24,009	2,660,437

		7,492,990

Construction & Engineering: 0.17%
AECOM Technology Corporation †	7,950	357,273
EMCOR Group Incorporated	1,923	147,917
Jacobs Engineering Group Incorporated	7,024	648,596
MasTec Incorporated †	3,616	177,473
Quanta Services Incorporated	7,437	283,573

		1,614,832

Electrical Equipment: 0.79%
Acuity Brands Incorporated	1,843	189,571
AMETEK Incorporated	12,240	1,052,640
Eaton Corporation plc	21,698	1,968,443

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  119

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Electrical Equipment (continued)
Emerson Electric Company	31,104	$1,994,077
Generac Holdings Incorporated †	3,046	313,708
Hubbell Incorporated	2,651	353,219
nVent Electric plc	6,846	164,372
Regal-Beloit Corporation	1,393	108,153
Rockwell Automation Incorporated	5,977	1,096,780
Sensata Technologies Holding plc †	7,954	324,523

		7,565,486

Industrial Conglomerates: 1.65%
3M Company	30,595	4,565,998
Carlisle Companies Incorporated	2,648	384,728
General Electric Company	443,203	4,822,049
Honeywell International Incorporated	37,847	6,137,648

		15,910,423

Machinery: 1.82%
AGCO Corporation	2,726	164,732
Allison Transmission Holdings Incorporated	5,686	230,852
Crane Company	1,707	115,991
Cummins Incorporated	8,014	1,212,438
Deere & Company	16,319	2,553,597
Donaldson Company Incorporated	5,528	249,202
Dover Corporation	7,331	753,187
Flowserve Corporation	4,116	165,422
Gardner Denver Holdings Incorporated †	6,741	221,037
Graco Incorporated	7,183	354,266
IDEX Corporation	3,917	579,716
Illinois Tool Works Incorporated	14,828	2,487,842
ITT Incorporated	2,922	175,758
John Bean Technologies Corporation	1,065	103,156
Lincoln Electric Holdings Incorporated	2,382	195,062
Nordson Corporation	2,666	387,370
Oshkosh Corporation	3,038	219,192
PACCAR Incorporated	17,552	1,174,229
Parker-Hannifin Corporation	5,415	1,000,530
RBC Bearings Incorporated †	985	168,622
Snap-on Incorporated	2,541	367,810
Stanley Black & Decker Incorporated	6,624	951,869
The Middleby Corporation †	2,997	335,095
The Toro Company	4,981	355,793
Trane Technologies plc	12,402	1,600,354
WABCO Holdings Incorporated †	2,545	343,830
Woodward Governor Company	2,429	250,673
Xylem Incorporated	9,514	735,813

		17,453,438

Marine: 0.01%
Kirby Corporation †	2,184	139,230

Professional Services: 0.60%
ASGN Incorporated †	1,940	98,377
Equifax Incorporated	6,308	895,988
Exponent Incorporated	1,781	131,171

The accompanying notes are an integral part of these financial statements.

120  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Professional Services (continued)
FTI Consulting Incorporated †	1,752	$197,258
IHS Markit Limited	19,138	1,363,391
Insperity Incorporated	1,567	105,412
Manpower Incorporated	2,357	178,991
Nielsen Holdings plc	19,266	350,834
Robert Half International Incorporated	4,509	227,299
TransUnion	9,866	877,285
Verisk Analytics Incorporated	8,723	1,353,025

		5,779,031

Road & Rail: 1.21%
AMERCO	363	117,071
J.B. Hunt Transport Services Incorporated	4,275	412,281
Kansas City Southern	5,108	769,673
Knight-Swift Transportation Holdings Incorporated	5,655	180,621
Landstar System Incorporated	962	97,133
Lyft Incorporated Class A †	10,801	411,734
Norfolk Southern Corporation	14,152	2,580,617
Old Dominion Freight Line Incorporated	3,674	712,021
Ryder System Incorporated	2,128	80,949
Uber Technologies Incorporated †	11,465	388,320
Union Pacific Corporation	36,697	5,864,548

		11,614,968

Trading Companies & Distributors: 0.25%
Fastenal Company	28,113	962,027
HD Supply Holdings Incorporated †	8,493	322,904
MSC Industrial Direct Company Class A	1,684	104,105
Univar Incorporated †	7,509	127,578
W.W. Grainger Incorporated	2,297	637,509
Watsco Incorporated	1,556	244,261

		2,398,384

Transportation Infrastructure: 0.01%
Macquarie Infrastructure Company LLC	3,616	141,928

Information Technology: 10.45%

Communications Equipment: 0.32%
Ciena Corporation †	6,978	268,304
F5 Networks Incorporated †	2,856	342,577
Juniper Networks Incorporated	17,647	374,469
Lumentum Holdings Incorporated †	2,962	230,503
Motorola Solutions Incorporated	9,477	1,570,149
Viasat Incorporated †	2,997	172,328
Viavi Solutions Incorporated †	10,299	135,844

		3,094,174

Electronic Equipment, Instruments & Components: 0.69%
Amphenol Corporation Class A	15,618	1,431,858
Arrow Electronics Incorporated †	3,879	260,126
Avnet Incorporated	4,685	143,736
CDW Corporation of Delaware	7,861	897,883
Coherent Incorporated †	342	44,019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  121

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Dolby Laboratories Incorporated Class A	2,748	$180,544
FLIR Systems Incorporated	6,078	258,133
Jabil Circuit Incorporated	6,767	216,882
Keysight Technologies Incorporated †	8,952	848,292
Littelfuse Incorporated	1,042	166,387
National Instruments Corporation	5,303	213,605
SYNNEX Corporation	1,884	235,557
TE Connectivity Limited	17,585	1,457,269
Tech Data Corporation †	1,842	262,282

		6,616,573

IT Services: 3.85%
Accenture plc Class A	32,741	5,912,697
Akamai Technologies Incorporated †	8,327	720,369
Alliance Data Systems Corporation	2,370	203,536
Amdocs Limited	5,853	373,129
Automatic Data Processing Incorporated	21,794	3,372,404
Black Knight Incorporated †	7,381	492,387
Booz Allen Hamilton Holding Corporation	7,241	516,283
Broadridge Financial Solutions Incorporated	5,987	624,803
CACI International Incorporated Class A †	1,010	247,470
Cognizant Technology Solutions Corporation Class A	29,906	1,822,173
CoreLogic Incorporated	3,554	161,245
DXC Technology Company	10,199	245,898
EPAM Systems Incorporated †	2,485	554,652
Euronet Worldwide Incorporated †	2,574	319,279
Fidelity National Information Services Incorporated	32,342	4,518,824
Fiserv Incorporated †	29,547	3,231,260
FleetCor Technologies Incorporated †	4,497	1,195,258
Gartner Incorporated †	4,564	590,536
Genpact Limited	7,625	293,258
GoDaddy Incorporated Class A †	9,241	646,685
International Business Machines Corporation	46,414	6,040,782
Jack Henry & Associates Incorporated	3,739	567,356
KBR Incorporated	5,831	151,373
Leidos Holdings Incorporated	7,375	757,044
MAXIMUS Incorporated	2,095	132,027
Paychex Incorporated	16,438	1,273,616
Perspecta Incorporated	7,171	179,060
Sabre Corporation	14,209	193,456
Science Applications International Corporation	2,724	218,274
The Western Union Company	19,943	446,524
VeriSign Incorporated †	5,335	1,012,316

		37,013,974

Semiconductors & Semiconductor Equipment: 2.88%
Applied Materials Incorporated	45,484	2,643,530
Cabot Microelectronics Corporation	1,248	173,821
Cree Incorporated †	4,797	214,570
Cypress Semiconductor Corporation	18,901	436,424
Entegris Incorporated	6,094	324,932
First Solar Incorporated †	3,698	169,257
Intel Corporation	231,919	12,876,143
KLA-Tencor Corporation	7,850	1,206,624
Lam Research Corporation	6,743	1,978,598

The accompanying notes are an integral part of these financial statements.

122  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Limited	30,966	$659,576
Maxim Integrated Products Incorporated	12,867	715,663
MKS Instruments Incorporated	1,670	167,317
ON Semiconductor Corporation †	14,865	277,381
Semtech Corporation †	1,143	45,137
Silicon Laboratories Incorporated †	27	2,394
Teradyne Incorporated	7,755	455,684
Texas Instruments Incorporated	46,865	5,349,171

		27,696,222

Software: 2.27%
ACI Worldwide Incorporated †	5,349	149,077
ANSYS Incorporated †	4,311	1,044,081
Aspen Technology Incorporated †	3,470	369,590
Avalara Incorporated †	3,403	288,404
Blackbaud Incorporated	2,387	161,839
Cadence Design Systems Incorporated †	14,312	946,596
CDK Global Incorporated	6,123	281,780
Ceridian HCM Holding Incorporated †	4,494	317,861
Citrix Systems Incorporated	6,788	701,811
Dropbox Incorporated Class A †	11,887	232,510
Fair Isaac Corporation †	1,520	571,566
Fortinet Incorporated †	7,572	772,798
Intuit Incorporated	13,629	3,623,270
J2 Global Incorporated	1,983	173,175
Manhattan Associates Incorporated †	3,198	215,417
NortonLifeLock Incorporated	28,298	538,511
Nuance Communications Incorporated	14,167	306,291
Oracle Corporation	112,800	5,579,088
Palo Alto Networks Incorporated †	5,083	938,423
RealPage Incorporated †	3,648	233,837
RingCentral Incorporated Class A †	3,947	930,505
Slack Technologies Incorporated Class A †	13,454	363,527
SS&C Technologies Holdings Incorporated	11,384	631,812
Synopsys Incorporated †	7,823	1,079,026
Teradata Corporation †	4,963	98,962
Tyler Technologies Incorporated †	2,015	631,400
Verint Systems Incorporated †	2,832	155,420
VMware Incorporated Class A †	4,186	504,497

		21,841,074

Technology Hardware, Storage & Peripherals: 0.44%
Dell Technologies Incorporated †	11,453	463,388
Hewlett Packard Enterprise Company	64,874	829,738
HP Incorporated	78,170	1,625,154
NCR Corporation †	5,785	145,782
Pure Storage Incorporated Class A †	11,748	179,274
Seagate Technology plc	12,782	612,897
Xerox Holdings Corporation	10,625	342,125

		4,198,358

Materials: 2.77%

Chemicals: 1.70%
Air Products & Chemicals Incorporated	12,106	2,658,599
Ashland Global Holdings Incorporated	2,567	183,643

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  123

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Chemicals (continued)
Axalta Coating Systems Limited †	10,537	$262,582
Celanese Corporation Series A	5,427	508,727
CF Industries Holdings Incorporated	11,830	436,054
Corteva Incorporated	37,035	1,007,352
Dow Incorporated	37,915	1,532,145
Eastman Chemical Company	6,447	396,555
Ecolab Incorporated	13,646	2,462,421
FMC Corporation	6,486	603,847
Huntsman Corporation	1,214	22,993
Ingevity Corporation †	1,918	86,387
International Flavors & Fragrances Incorporated	5,796	694,245
LyondellBasell Industries NV Class A	12,296	878,672
NewMarket Corporation	400	155,436
Olin Corporation	6,939	112,342
PPG Industries Incorporated	11,779	1,230,317
RPM International Incorporated	5,698	365,299
Scotts Miracle-Gro Company Class A	1,933	204,879
The Sherwin-Williams Company	4,335	2,240,111
Valvoline Incorporated	8,894	173,433
W.R. Grace & Company	3,205	181,275

		16,397,314

Construction Materials: 0.18%
Eagle Materials Incorporated	1,898	149,809
Martin Marietta Materials Incorporated	3,222	733,102
Vulcan Materials Company	7,323	880,664

		1,763,575

Containers & Packaging: 0.51%
AptarGroup Incorporated	2,990	302,199
Avery Dennison Corporation	4,358	498,947
Ball Corporation	18,879	1,330,214
Berry Global Group Incorporated †	7,138	270,958
Crown Holdings Incorporated †	7,846	553,143
Graphic Packaging Holding Company	15,792	213,508
International Paper Company	21,896	809,276
Packaging Corporation of America	5,021	455,003
Sealed Air Corporation	8,148	246,966
Sonoco Products Company	4,081	196,745

		4,876,959

Metals & Mining: 0.36%
Alcoa Corporation †	8,524	118,228
Newmont Goldcorp Corporation	41,575	1,855,492
Nucor Corporation	15,325	633,689
Reliance Steel & Aluminum Company	2,893	295,925
Royal Gold Incorporated	3,139	302,819
Steel Dynamics Incorporated	10,148	270,241

		3,476,394

Paper & Forest Products: 0.02%
Louisiana-Pacific Corporation	5,777	164,356

The accompanying notes are an integral part of these financial statements.

124  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value
Real Estate: 6.14%

Equity REITs: 6.01%
Alexandria Real Estate Equities Incorporated	6,888	$1,046,149
American Campus Communities Incorporated	7,114	309,032
American Homes 4 Rent Class A	13,889	359,586
American Tower Corporation	25,285	5,734,638
Americold Realty Trust	11,391	349,362
Apartment Investment & Management Company Class A	9,062	433,526
Apple Hospitality REIT Incorporated	6,857	89,621
AvalonBay Communities Incorporated	8,222	1,649,251
Boston Properties Incorporated	9,248	1,192,437
Brixmor Property Group Incorporated	18,829	342,876
Camden Property Trust	4,841	513,049
CoreSite Realty Corporation	1,941	201,340
Corporate Office Properties Trust	5,296	134,201
Cousins Properties Incorporated	7,298	260,466
Crown Castle International Corporation	23,420	3,355,852
CubeSmart	8,893	269,191
CyrusOne Incorporated	6,341	384,138
Digital Realty Trust Incorporated	12,387	1,487,803
Douglas Emmett Incorporated	9,446	360,648
Duke Realty Corporation	19,706	639,854
EastGroup Properties Incorporated	1,461	183,692
EPR Properties	3,985	236,071
Equinix Incorporated	4,757	2,724,810
Equity Commonwealth	634	19,946
Equity Lifestyle Properties Incorporated	9,287	634,581
Equity Residential	22,030	1,654,453
Essex Property Trust Incorporated	3,843	1,088,952
Extra Space Storage Incorporated	6,998	702,319
Federal Realty Investment Trust	3,959	460,590
First Industrial Realty Trust Incorporated	5,113	196,851
Gaming and Leisure Properties Incorporated	11,565	516,609
Healthcare Realty Trust Incorporated	5,021	172,220
Healthcare Trust of America Incorporated Class A	10,503	327,063
Healthpeak Properties Incorporated	29,305	927,210
Highwoods Properties Incorporated	5,234	234,902
Host Hotels & Resorts Incorporated	38,151	552,426
Hudson Pacific Properties Incorporated	7,983	257,691
Invitation Homes Incorporated	31,490	903,448
Iron Mountain Incorporated	16,312	496,048
JBG Smith Properties	5,977	219,236
Kimco Realty Corporation	24,692	428,406
Lamar Advertising Company Class A	4,223	353,634
Life Storage Incorporated	1,949	210,317
Medical Properties Trust Incorporated	25,536	539,576
Mid-America Apartment Communities Incorporated	6,552	846,912
National Health Investors Incorporated	851	69,552
National Retail Properties Incorporated	8,736	444,226
Omega Healthcare Investors Incorporated	12,678	502,049
Outfront Media Incorporated	7,125	187,673
Park Hotels & Resorts Incorporated	12,092	220,800
Pebblebrook Hotel Trust	7,514	151,858
Physicians Realty Trust	8,418	158,763
Prologis Incorporated	41,531	3,500,233
PS Business Parks Incorporated	528	78,434

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  125

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Shares	Value

Equity REITs (continued)
Public Storage Incorporated	8,350	$1,746,152
Rayonier Incorporated	5,484	145,491
Realty Income Corporation	18,715	1,354,779
Regency Centers Corporation	9,417	540,912
Rexford Industrial Realty Incorporated	4,856	227,115
RLJ Lodging Trust	8,559	113,064
Ryman Hospitality Properties Incorporated	2,413	167,728
Sabra Health Care REIT Incorporated	11,628	227,327
SBA Communications Corporation	6,573	1,742,437
Service Properties Trust	9,212	166,553
Simon Property Group Incorporated	17,970	2,211,748
SL Green Realty Corporation	4,931	386,788
Spirit Realty Capital Incorporated REIT	4,494	204,477
STAG Industrial Incorporated	5,975	167,181
STORE Capital Corporation	11,536	379,073
Sun Communities Incorporated	5,148	787,026
Sunstone Hotel Investors Incorporated	9,398	102,908
Terreno Realty Corporation	1,953	107,161
The Macerich Company	9,893	202,015
UDR Incorporated	16,390	737,222
Ventas Incorporated	21,923	1,178,800
VEREIT Incorporated	65,748	569,378
VICI Properties Incorporated	24,975	625,874
Vornado Realty Trust	10,291	551,392
Weingarten Realty Investors	5,421	145,988
Welltower Incorporated	24,551	1,836,906
Weyerhaeuser Company	40,364	1,048,657
WP Carey Incorporated	9,715	752,038

		57,740,761

Real Estate Management & Development: 0.13%
CBRE Group Incorporated Class A †	16,063	901,777
Jones Lang LaSalle Incorporated	2,408	355,830

		1,257,607

Utilities: 4.54%

Electric Utilities: 2.45%
ALLETE Incorporated	571	39,393
Alliant Energy Corporation	10,658	555,495
American Electric Power Company Incorporated	27,331	2,439,565
Duke Energy Corporation	41,462	3,802,065
Edison International	18,459	1,240,260
Entergy Corporation	11,065	1,293,609
Evergy Incorporated	11,919	778,907
Eversource Energy	18,244	1,577,376
Exelon Corporation	54,418	2,345,960
FirstEnergy Corporation	30,452	1,356,028
Hawaiian Electric Industries Incorporated	3,150	134,946
IDACORP Incorporated	1,024	98,959
OGE Energy Corporation	7,567	288,303
PG&E Corporation †	16,866	261,423
Pinnacle West Capital Corporation	5,113	457,562
PNM Resources Incorporated	2,663	125,374
Portland General Electric Company	1,310	71,277

The accompanying notes are an integral part of these financial statements.

126  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

		Shares	Value

Electric Utilities (continued)
	PPL Corporation	41,176	$1,235,692
	The Southern Company	60,700	3,663,852
	Xcel Energy Incorporated	28,678	1,787,213

			23,553,259

Gas Utilities: 0.19%
	Atmos Energy Corporation	6,392	659,974
	National Fuel Gas Company	3,349	122,607
	New Jersey Resources Corporation	3,736	131,918
	ONE Gas Incorporated	1,731	142,184
	Southwest Gas Holdings Incorporated	2,343	151,545
	Spire Incorporated	2,275	170,739
	UGI Corporation	11,538	415,830

			1,794,797

Independent Power & Renewable Electricity Producers: 0.16%
	AES Corporation	38,075	636,995
	NRG Energy Incorporated	12,747	423,328
	Vistra Energy Corporation	23,706	455,866

			1,516,189

Multi-Utilities: 1.57%
	Ameren Corporation	13,075	1,032,925
	Black Hills Corporation	2,678	193,352
	CenterPoint Energy Incorporated	27,647	636,434
	CMS Energy Corporation	15,836	956,811
	Consolidated Edison Incorporated	18,709	1,474,643
	Dominion Energy Incorporated	45,717	3,574,155
	DTE Energy Company	10,255	1,145,176
	MDU Resources Group Incorporated	8,460	234,596
	NiSource Incorporated	21,371	577,444
	Northwestern Corporation	1,187	83,494
	Public Service Enterprise Group Incorporated	28,208	1,447,352
	Sempra Energy	15,606	2,181,407
	WEC Energy Group Incorporated	17,062	1,575,334

			15,113,123

Water Utilities: 0.17%
	American States Water Company	630	48,252
	American Water Works Company Incorporated	9,653	1,193,690
	Essential Utilities Incorporated	9,693	416,896

			1,658,838

Total Common Stocks (Cost $774,998,578)			915,636,273

	Expiration date
Rights: 0.01%

Health Care: 0.01%

Pharmaceuticals: 0.01%
Bristol-Myers Squibb Company †	12-31-2020	42,184	141,316

Total Rights (Cost $89,852)			141,316

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  127

Portfolio of investments—February 29, 2020

FACTOR ENHANCED LARGE CAP PORTFOLIO

	Yield	Shares	Value
Short-Term Investments: 3.91%

Investment Companies: 3.91%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52%	37,548,710	$37,548,710

Total Short-Term Investments (Cost $37,548,710)			37,548,710

Total investments in securities (Cost $812,637,140)	99.16%	953,326,299

Other assets and liabilities, net	0.84	8,103,310

Total net assets	100.00%	$961,429,609

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	291	3-20-2020	$48,745,908	$42,938,505	$0	$(5,807,403)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	42,045,039	233,855,290	(238,351,619)	37,548,710	$0	$0	$609,610	$37,548,710	3.91%

The accompanying notes are an integral part of these financial statements.

128  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value
Common Stocks: 96.18%

Communication Services: 2.99%

Diversified Telecommunication Services: 0.71%
ATN International Incorporated	1,851	$99,769
Bandwidth Incorporated Class A †	2,911	183,073
Cincinnati Bell Incorporated †	7,525	98,201
Cogent Communications Group Incorporated	7,514	548,597
Consolidated Communications Holdings Incorporated	12,653	78,702
Frontier Communications Corporation †	17,990	9,733
Globalstar Incorporated †	105,139	42,939
IDT Corporation Class B †	3,187	24,540
Intelsat SA †	13,468	51,986
Ooma Incorporated †	3,526	45,239
ORBCOMM Incorporated †	13,163	43,570
Vonage Holdings Corporation †	45,311	405,987

		1,632,336

Entertainment: 0.17%
Akazoo SA Common Stock †	4,028	18,489
AMC Entertainment Holdings Class A	9,017	56,446
Gaia Incorporated †	2,098	17,686
Glu Mobile Incorporated †	20,489	145,882
Marcus Corporation	3,787	101,189
Reading International Incorporated Class A †	2,878	23,974
SciPlay Corporation Class A †	3,703	33,475

		397,141

Interactive Media & Services: 0.54%
Actua Corporation †(a)‡	9,483	474
Angi Homeservices Incorporated Class A †	13,160	93,831
CarGurus Incorporated †	14,765	376,360
Cars.com Incorporated †	12,388	112,483
DHI Group Incorporated †	8,810	20,087
EverQuote Incorporated Class A †	798	32,415
Liberty TripAdvisor Holdings Incorporated Class A †	11,952	52,051
QuinStreet Incorporated †	8,279	106,634
The Meet Group Incorporated †	12,041	61,409
Yelp Incorporated †	12,396	387,623

		1,243,367

Media: 1.14%
AMC Networks Incorporated Class A †	7,383	228,873
Cardlytics Incorporated †	3,269	259,526
Cumulus Media Incorporated Class A †	2,453	29,559
Daily Journal Corporation †	180	45,000
Emerald Holding Incorporated	4,257	29,203
Entravision Communications Corporation Class A	11,354	22,822
Fluent Incorporated †	4,867	11,340
Gannett Company Incorporated	21,444	90,065
Gray Television Incorporated †	15,008	283,951
Hemisphere Media Group Incorporated †	3,008	37,991
iHeartMedia Incorporated Class A †	10,278	155,301
John Wiley & Sons Incorporated Class A	7,886	293,280
Lee Enterprises Incorporated †	10,292	15,438

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  129

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Media (continued)
Marchex Incorporated Class B †	6,726	$17,420
Meredith Corporation	6,666	175,649
MSG Networks Incorporated Class A †	7,719	97,568
National CineMedia Incorporated	13,004	100,001
Saga Communications Incorporated Class A	864	24,866
Scholastic Corporation	3,602	115,588
Sinclair Broadcast Group Incorporated Class A	12,573	291,819
Techtarget †	4,273	98,834
The E.W. Scripps Company Class A	9,438	112,312
Tribune Publishing Company	2,630	30,166
WideOpenWest Incorporated †	8,222	51,716

		2,618,288

Wireless Telecommunication Services: 0.43%
Boingo Wireless Incorporated †	7,264	92,035
Gogo Incorporated †	9,230	33,320
NII Holdings Incorporated †(a)‡	14,979	32,504
Shenandoah Telecommunications Company	8,132	361,305
Spok Holdings Incorporated	2,712	27,012
Telephone & Data Systems Incorporated	17,265	347,717
United States Cellular Corporation †	2,612	82,043

		975,936

Consumer Discretionary: 11.60%

Auto Components: 1.14%
American Axle & Manufacturing Holdings Incorporated †	17,103	108,262
Cooper Tire & Rubber Company	8,579	218,679
Cooper-Standard Holdings Incorporated †	2,834	48,972
Dana Incorporated	22,783	327,620
Dorman Products Incorporated †	4,689	284,341
Fox Factory Holding Corporation †	6,362	403,351
LCI Industries	4,354	420,379
Modine Manufacturing Company †	8,563	63,880
Motorcar Parts of America Incorporated †	2,965	49,634
Shiloh Industries Incorporated †	2,544	8,802
Standard Motor Products Incorporated	3,305	145,420
Stoneridge Incorporated †	4,458	98,522
Strattec Security Corporation	636	13,299
Superior Industries International Incorporated	3,460	8,996
Tenneco Incorporated	7,603	69,720
Visteon Corporation †	4,927	320,452
Xpel Incorporated †	1,540	19,881

		2,610,210

Automobiles: 0.12%
Winnebago Industries Incorporated	5,269	273,408

Distributors: 0.09%
Core Mark Holding Company Incorporated	8,466	194,803
Weyco Group Incorporated	893	19,592

		214,395

The accompanying notes are an integral part of these financial statements.

130  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value
Diversified Consumer Services: 0.85%
Adtalem Global Education Incorporated †	9,085	$280,454
American Public Education Incorporated †	2,488	55,383
Aspen Group Incorporated †	2,455	21,555
Carriage Services Incorporated	2,487	52,600
Collectors Universe Incorporated	1,533	35,267
Graham Holdings Company Class B	730	367,102
Houghton Mifflin Harcourt Company †	18,798	102,825
K12 Incorporated †	6,778	134,747
Laureate Education Incorporated Class A †	18,906	353,542
Perdoceo Education Corporation †	11,486	171,486
Regis Corporation †	3,778	48,207
Select Interior Concepts Class A †	3,334	24,905
Universal Technical Institute Incorporated †	3,183	23,554
WW International Incorporated †	8,984	269,520

		1,941,147

Hotels, Restaurants & Leisure: 2.90%
BBX Capital Corporation	10,641	37,031
Biglari Holdings Incorporated Class B †	169	17,823
BJ’s Restaurants Incorporated	4,027	132,690
Bloomin’ Brands Incorporated	16,826	302,700
Bluegreen Vacations Corporation	1,251	9,708
Brinker International Incorporated	6,863	235,744
Carrols Restaurant Group Incorporated †	5,483	22,617
Century Casinos Incorporated †	4,601	32,115
Choice Hotels International Incorporated	6,018	549,323
Chuy’s Holding Incorporated †	3,220	69,037
Dave & Buster’s Entertainment Incorporated	5,311	175,316
Del Taco Restaurants Incorporated †	4,844	31,002
Denny’s Corporation †	9,755	169,835
Dine Brands Global Incorporated	2,830	231,636
Drive Shack Incorporated †	10,279	29,398
El Pollo Loco Holdings Incorporated †	3,696	47,678
Everi Holdings Incorporated †	12,248	127,379
Fiesta Restaurant Group Incorporated †	4,081	39,422
Golden Entertainment Incorporated †	3,054	49,719
Hilton Grand Vacations Incorporated †	15,021	400,460
Hyatt Hotels Corporation Class A	6,414	491,312
Inspired Entertainment Incorporated †	2,472	12,854
International Game Technology	17,441	185,572
J. Alexander’s Holdings Incorporated †	2,300	18,883
Jack in the Box Incorporated	4,586	315,792
Lindblad Expeditions Holding †	5,367	63,867
Monarch Casino & Resort Incorporated †	2,072	97,964
Nathan S Famous Incorporated	529	31,476
Noodles & Company †	6,563	53,292
Papa John’s International Incorporated	3,994	230,094
Penn National Gaming Incorporated †	17,764	525,281
Playa Hotels & Resorts NV †	13,229	70,114
Playags Incorporated †	4,465	43,266
Potbelly Corporation †	4,644	23,220
RCI Hospitality Holdings Incorporated	1,555	31,333
Red Lion Hotels Corporation †	3,600	9,252
Red Robin Gourmet Burgers Incorporated †	2,199	60,473
Red Rock Resorts Incorporated Class A	11,857	244,373

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  131

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Ruth’s Chris Steak House Incorporated	5,123	$98,003
SeaWorld Entertainment Incorporated †	7,964	216,700
Shake Shack Incorporated Class A †	4,676	277,941
Target Hospitality Corporation †	6,470	30,280
The Cheesecake Factory Incorporated	7,925	282,368
The Habit Restaurants Incorporated Class A †	3,463	48,343
Twin River Worldwide Holdings Incorporated	3,196	83,096
Wingstop Incorporated	4,646	392,355

		6,648,137

Household Durables: 1.65%
Bassett Furniture Industries Incorporated	1,686	16,641
Century Communities Incorporated †	4,688	156,251
Ethan Allen Interiors Incorporated	4,334	57,209
Green Brick Partners Incorporated †	4,214	46,101
Hamilton Beach Brand Class A	1,425	16,530
Hooker Furniture Corporation	1,978	37,206
Hovnanian Enterprises Incorporated Class A †	579	14,330
Installed Building Products †	3,961	261,624
KB Home Incorporated	14,968	487,807
La-Z-Boy Incorporated	8,194	234,758
Legacy Housing Corporation †	987	14,183
LGI Homes Incorporated †	3,289	247,826
Lifetime Brands Incorporated	2,136	13,585
M/I Homes Incorporated †	4,734	176,247
MDC Holdings Incorporated	8,728	343,360
Meritage Corporation †	6,682	424,040
Sonos Incorporated †	10,889	125,659
Taylor Morrison Home Corporation Class A †	23,528	529,851
The Lovesac Company †	2,128	18,492
TRI Pointe Homes Incorporated †	24,690	378,498
Tupperware Brands Corporation	9,407	26,810
Turtle Beach Corporation †	2,060	13,617
Universal Electronics Incorporated †	2,388	100,821
Voxx International Corporation †	3,538	13,126
Zagg Incorporated †	5,027	33,781

		3,788,353

Internet & Direct Marketing Retail: 0.64%
1-800-Flowers.com Incorporated Class A †	4,360	78,654
Chewy Incorporated Class A †	6,864	203,174
Duluth Holdings Incorporated Class B †	3,011	20,655
Groupon Incorporated †	88,666	118,812
Lands End Incorporated †	1,353	14,261
Leaf Group Limited †	3,594	9,452
Liquidity Services Incorporated †	5,658	22,179
Overstock.com Incorporated †	6,162	39,807
PetMed Express Incorporated	3,351	88,466
Revolve Group Incorporated †	2,259	36,822
Shutterstock Incorporated	3,244	125,024
Stamps.com Incorporated †	3,015	425,447
Stitch Fix Incorporated Class A †	8,397	201,780
The Rubicon Project Incorporated †	8,479	96,237

		1,480,770

The accompanying notes are an integral part of these financial statements.

132  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value
Leisure Products: 0.58%
Acushnet Holdings Corporation	5,762	$146,643
American Outdoor Brands Corporation †	8,899	88,634
Callaway Golf Company	16,144	274,125
Clarus Corporation	3,872	44,760
Escalade Incorporated	1,563	13,270
Johnson Outdoors Incorporated Class A	723	45,122
Malibu Boats Incorporated Class A †	3,580	157,305
Marine Products Corporation	1,273	16,014
Mastercraft Boat Holdings Incorporated †	3,472	56,142
Peloton Interactive Incorporated Class A †	7,864	209,890
Sturm, Ruger & Company Incorporated	2,921	140,325
Yeti Holdings Incorporated †	4,457	134,824

		1,327,054

Multiline Retail: 0.09%
Big Lots Stores Incorporated	5,064	80,062
Dillard’s Incorporated Class A	1,659	93,385
JCPenny Company Incorporated †	48,542	33,494

		206,941

Specialty Retail: 2.44%
Abercrombie & Fitch Company Class A	10,011	131,444
America’s Car-Mart Incorporated †	1,133	116,438
American Eagle Outfitters Incorporated	27,941	359,880
Asbury Automotive Group Incorporated †	3,150	279,216
At Home Group Incorporated †	12,737	63,685
Barnes & Noble Education Incorporated †	7,391	24,464
Bed Bath & Beyond Incorporated	19,781	213,833
Boot Barn Holdings Incorporated †	4,649	142,585
Caleres Incorporated	6,671	76,917
Camping World Holdings Incorporated Class A	4,993	68,304
Chico’s FAS Incorporated	23,894	95,815
Children’s Place Retail Stores Incorporated	3,210	184,896
Citi Trends Incorporated	1,851	36,594
Conn’s Incorporated †	4,496	36,642
Container Store Group Incorporated †	3,035	11,472
Designer Brands Incorporated	11,866	160,310
Dick’s Sporting Goods Incorporated	10,584	385,363
Express Incorporated †	7,636	28,253
Genesco Incorporated †	1,909	65,689
GNC Holdings Incorporated Class A †	14,708	24,709
Group 1 Automotive Incorporated	2,928	249,553
Haverty Furniture Companies Incorporated	2,910	48,946
Hibbett Sports Incorporated †	3,252	63,479
Hudson Limited Class A †	6,951	64,714
Lumber Liquidators Holdings Incorporated †	3,928	38,494
MarineMax Incorporated †	4,702	79,605
Murphy USA Incorporated †	5,212	508,170
Office Depot Incorporated	87,628	205,926
Party City Holdco Incorporated †	9,364	18,634
Penske Auto Group Incorporated	5,602	257,804
Rent-A-Center Incorporated	8,040	171,172
Sally Beauty Holdings Incorporated †	21,332	265,370
Shoe Carnival Incorporated	1,531	45,792
Sleep Number Corporation †	4,771	210,163

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  133

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Specialty Retail (continued)
Sonic Automotive Incorporated Class A	3,694	$103,432
Sportsman’s Warehouse Holdings Incorporated †	6,454	38,724
Tailored Brands Incorporated	10,508	34,361
The Buckle Incorporated	5,333	120,686
The Cato Corporation Class A	3,973	64,243
The Michaels Companies Incorporated †	16,920	72,587
Tilly’s Incorporated Class A	3,149	20,469
TravelCenters of America Incorporated †	1,407	17,011
Urban Outfitters Incorporated †	9,679	227,553
Winmark Corporation	458	91,600
Zumiez Incorporated †	3,263	86,567

		5,611,564

Textiles, Apparel & Luxury Goods: 1.10%
Columbia Sportswear Company	4,963	403,492
Crocs Incorporated †	10,390	271,906
Culp Incorporated	2,123	19,362
Delta Apparel Incorporated †	922	18,219
Fossil Group Incorporated †	7,801	35,807
G-III Apparel Group Limited †	6,982	156,118
Kontoor Brands Incorporated	9,055	305,516
Lakeland Industries Incorporated †	1,325	27,971
Levi Strauss & Company Class A	7,100	120,629
Movado Group Incorporated	2,623	38,558
Oxford Industries Incorporated	2,934	177,184
Rocky Brands Incorporated	1,142	27,808
Steven Madden Limited	13,720	448,644
Superior Uniform Group Incorporated	1,599	19,220
Unifi Incorporated †	2,324	49,664
Vera Bradley Incorporated †	4,048	33,436
Wolverine World Wide Incorporated	14,270	375,158

		2,528,692

Consumer Staples: 4.16%

Beverages: 0.44%
Boston Beer Company Incorporated Class A †	1,515	561,747
Celsius Holdings Incorporated †	4,957	29,296
Coca Cola Bottling Corporation	825	162,014
MGP Ingredients Incorporated	2,273	65,371
National Beverage Corporation †	1,958	82,804
New Age Beverages Corporation †	13,607	27,486
Primo Water Corporation †	6,231	87,234

		1,015,952

Food & Staples Retailing: 0.60%
HF Foods Group Incorporated †	1,954	34,996
Ingles Markets Incorporated Class A	2,366	84,632
Natural Grocers By Vitamin C	2,173	14,994
Pricesmart Incorporated	3,593	200,094
Rite Aid Corporation †	11,659	158,796
SpartanNash Company	6,799	84,512
Sprouts Farmers Market Incorporated †	20,913	334,190
The Andersons Incorporated	5,027	92,346
The Chef’s Warehouse Incorporated †	4,500	137,790

The accompanying notes are an integral part of these financial statements.

134  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Food & Staples Retailing (continued)
United Natural Foods Incorporated †	12,291	$79,523
Village Super Market Class A	1,806	37,113
Weis Markets Incorporated	2,907	108,286

		1,367,272

Food Products: 1.71%
Alico Incorporated	633	20,617
B&G Foods Incorporated	11,308	167,358
Cal-Maine Foods Incorporated	4,126	143,956
Calavo Growers Incorporated	2,940	213,003
Dean Foods Company †	19,866	2,702
Farmer Bros Corporation †	2,208	27,269
Fresh Del Monte Produce Incorporated	5,149	141,186
Freshpet Incorporated †	5,196	345,326
Hain Celestial Group Incorporated †	13,817	327,877
Hostess Brands Incorporated †	19,496	247,794
J & J Snack Foods Corporation	2,638	424,243
John B. Sanfilippo & Son Incorporated	1,548	108,654
Lancaster Colony Corporation	3,379	488,097
Landec Corporation †	4,484	46,006
Pilgrim’s Pride Corporation †	9,172	194,080
Sanderson Farms Incorporated	3,464	428,012
Seaboard Corporation	44	150,260
Seneca Foods Corporation Class A †	1,186	41,178
Simply Good Foods Company †	14,559	321,172
Tootsie Roll Industries Incorporated	2,924	93,802

		3,932,592

Household Products: 0.67%
Central Garden & Pet Company Class A †	6,785	171,728
Energizer Holdings Incorporated	10,836	465,840
Oil-Dri Corporation of America	890	27,083
Spectrum Brands Holdings Incorporated	8,409	453,161
WD-40 Company	2,399	413,804

		1,531,616

Personal Products: 0.52%
Edgewell Personal Care Company †	9,507	288,633
Elf Beauty Incorporated †	7,009	111,864
Inter Parfums Incorporated	3,046	182,943
Lifevantage Corporation †	2,161	25,738
Medifast Incorporated	1,905	158,325
NU Skin Enterprises Incorporated Class A	9,486	232,597
Revlon Incorporated Class A †	1,264	21,880
USANA Health Sciences Incorporated †	2,125	140,463
Veru Incorporated †	7,552	31,190

		1,193,633

Tobacco: 0.22%
Pyxus International Incorporated †	1,839	7,080
Turning Point Brands Incorporated	1,507	39,408
Universal Corporation	4,126	203,618
Vector Group Limited	21,711	252,282

		502,388

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  135

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value
Energy: 2.13%

Energy Equipment & Services: 0.75%
Apergy Corporation †	12,227	$227,422
Archrock Incorporated	24,349	171,660
Aspen Aerogels Incorporated †	2,851	22,665
Cactus Incorporated Class A	7,858	214,602
DMC Global Incorporated	2,242	80,847
Era Group Incorporated †	3,582	35,104
Exterran Corporation †	4,306	21,961
Geospace Technologies Corporation †	2,035	25,092
Gulf Island Fabrication Incorporated †	2,407	10,711
Hi-Crush Partners LP †	16,717	10,030
Ion Geophysical Corporation †	1,806	6,357
KLX Energy Services †	3,338	8,078
Liberty Oilfield Services Class A	8,122	54,336
Matrix Service Company †	4,638	56,027
McDermott International Incorporated †	35,100	1,334
National Energy Services Reunited Corporation †	4,501	37,403
Natural Gas Services Group Incoporated †	1,989	19,651
Newpark Resources Incorporated †	16,056	56,357
Nextier Oilfield Solutions Incorporated †	7,328	34,148
Nine Energy Service Incorporated †	2,424	9,841
Oceaneering International Incorporated †	16,280	171,591
Parker Drilling Company †	1,656	20,733
ProPetro Holding Corporation †	13,258	116,140
RPC Incorporated	9,016	31,015
Seacor Holdings Incorporated †	3,420	127,566
Seacor Marine Holdings Incorporated †	3,158	25,106
Select Energy Services Incorporated Class A †	8,199	53,294
Solaris Oilfield Infrastructure Incorporated Class A	4,506	47,764
Tetra Technologies Incorporated †	20,772	26,173

		1,723,008

Oil, Gas & Consumable Fuels: 1.38%
Adams Resources & Energy Incorporated	329	9,984
Altus Midstream Company Class A †	7,651	11,170
Amplify Energy Corporation	4,215	17,619
Antero Resources Corporation †	32,946	52,714
Arch Coal Incorporated Class A	2,393	120,488
Berry Petroleum Corporation	10,508	66,936
Bonanza Creek Energy Incorporated †	2,994	48,772
Brigham Minerals Incorporated Class A	3,097	49,397
Centennial Resource Development Class A †	26,047	61,731
Chesapeake Energy Corporation †	174,408	47,962
Consol Energy Incorporated †	3,692	21,007
Contura Energy Incorporated †	3,304	18,800
Core Laboratories NV	7,457	200,146
CVR Energy Incorporated	5,343	151,848
Delek US Holdings Incorporated	13,082	279,693
DHT Holdings Incorporated	16,121	89,472
Earthstone Energy Incorporated Class A †	2,475	9,529
Evolution Petroleum Corporation	4,579	21,567
Extraction Oil & Gas Incorporated †	10,152	6,990
Falcon Minerals Corporation	6,678	26,679
Goodrich Petroleum Corporation †	1,958	10,436

The accompanying notes are an integral part of these financial statements.

136  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Green Plains Renewable Energy Incorporated	6,597	$79,098
Gulfport Energy Corporation †	21,274	17,436
Hallador Energy Corporation	3,973	5,125
International Seaways Incorporated †	4,232	84,174
Laredo Petroleum Incorporated †	25,156	27,168
Magnolia Oil & Gas Corporation †	19,017	142,818
Montage Resources Corporation †	2,818	9,835
Northern Oil & Gas Incorporated †	48,982	71,024
Overseas Shipholding Group Class A †	12,926	22,233
Panhandle Oil And Gas Incorporated Class A	2,585	17,190
Par Pacific Holdings Incorporated †	6,843	113,525
PDC Energy Incorporated †	17,247	328,210
Peabody Energy Corporation	13,023	76,054
Penn Virginia Corporation †	2,377	37,794
Renewable Energy Group Incorporated †	6,736	178,167
Rex American Resources Corporation †	1,131	79,181
Ring Energy Incorporated †	8,920	12,577
Sandridge Energy Incorporated †	5,199	10,710
SilverBow Resources Incorporated †	1,081	3,038
Southwestern Energy Company †	82,647	117,359
Talos Energy Incorporated †	2,913	41,365
Vaalco Energy Incorporated †	8,346	16,692
W&T Offshore Incorporated †	15,270	39,702
World Fuel Services Corporation	11,179	316,142

		3,169,557

Financials: 19.77%

Banks: 10.52%
1st Constitution Bancorp	1,253	22,955
1st Source Corporation	1,360	57,188
ACNB Corporation	1,175	35,814
Allegiance Bancshares Incorporated	3,320	110,124
Amalgamated Bank of New York Class A	2,570	41,146
Amerant Bancorp Incorporated Class A †	3,747	69,170
American National Bankshares Incorporated	1,850	57,147
Ameris Bancorp	11,465	391,874
AMES National Corporation	1,567	40,538
Arrow Financial Corporation	2,486	78,732
Atlantic Capital Bancshares †	3,925	71,160
Atlantic Union Bankshares Corporation	14,167	421,327
Auburn National Bancorporation Incorporation	377	21,018
Banc of California Incorporated	7,494	114,883
BancFirst Corporation	3,227	165,545
Bancorpsouth Bank	16,301	398,885
Bank First Corporation	1,180	69,856
Bank of Commerce Holdings	3,021	31,585
Bank of Marin Bancorp	2,264	86,326
BankFinancial Corporation	2,354	26,694
Bankwell Financial Group Incorporated	1,089	31,004
Banner Corporation	5,741	262,019
Bar Harbor Bankshares	2,628	53,664
Baycom Corporation †	1,990	42,407
BCB Bancorp Incorporated	2,430	27,556
Berkshire Hills Bancorp Incorporated	8,023	195,841

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  137

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Banks (continued)
BOK Financial Corporation	4,945	$358,018
Boston Private Financial Holdings Incorporated	14,515	141,594
Bridge Bancorp Incorporated	3,207	88,257
Brookline Bancorp Incorporated	13,604	188,687
Bryn Mawr Bank Corporation	3,461	115,044
Business First Bancshares Incorporated	2,230	53,676
Byline Bancorp Incorporated	4,038	70,665
C&F Financial Corporation	564	25,662
Cadence Bancorp	21,524	303,919
Cambridge Bancorp	821	56,214
Camden National Corporation	2,573	105,519
Capital Bancorp Incorporated †	1,114	15,418
Capital City Bank Group Incorporated	1,954	52,074
Capstar Financial Holdings Class I	2,050	27,552
Carolina Financial Corporation	4,067	131,771
Carter Bank & Trust	4,115	69,544
Cathay General Bancorp	13,066	402,171
CB Financial Services Incorporated	881	25,822
CBTX Incorporated	3,221	80,364
CenterState Bank Incorporated	21,988	444,817
Central Pacific Financial Company	4,710	112,663
Central Valley Community Bancorp	2,011	34,589
Century Bancorp Incorporated Class A	490	35,427
Chemung Financial Corporation	613	22,007
Citizens & Northern Corporation	2,299	52,164
Citizens Community Bancorp Incorporated	1,889	21,950
City Holding Company	2,759	192,909
Civista Bancshares Incorporated	2,524	48,309
CNB Financial Corporation	2,523	63,252
Coastal Financial Corporation †	1,375	22,536
Codorus Valley Bancorp Incorporated	1,743	35,906
Colony Bankcorp Incorporated	1,292	19,212
Columbia Banking System Incorporated	12,543	416,428
Community Bankers Trust Corporation	3,866	31,585
Community Financial Corporation	859	27,265
Community Trust Bancorp	2,647	102,386
ConnectOne Bancorp Incorporated	5,401	113,475
County Bancorp Incorporated	914	22,521
CrossFirst Bankshares Incorporated †	1,386	18,365
Customers Bancorp Incorporated †	5,072	102,911
Dime Community Bancshares	5,419	90,931
Eagle Bancorp Incorporated	5,275	197,391
Eagle Bancorp Montana Incorporated	1,025	19,885
Enterprise Bancorp Incorporated	1,514	41,590
Enterprise Financial Service	4,119	157,634
Equity Bancshares Incorporated Class A †	2,545	66,628
Esquire Financial Holdings Class I †	1,037	23,758
Evans Bancorp Incorporated	832	32,673
Farmers & Merchants Banco	1,928	51,285
Farmers National Banc Corporation	4,350	65,381
FB Financial Corporation	2,872	93,541
Fidelity D&D Bancorp Incorporated	466	22,974
Financial Institutions Incorporated	2,698	72,603
First Bancorp Incorporated	1,769	45,110
First Bancorp of North Carolina	4,990	160,179

The accompanying notes are an integral part of these financial statements.

138  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Banks (continued)
First Bancshares Incorporated	2,891	$86,267
First Bank	3,334	32,507
First Busey Corporation	8,708	192,186
First Business Financial Service	1,385	33,240
First Capital Incorporated	615	37,823
First Choice Bancorp	1,633	36,987
First Citizens BancShares Corporation Class A	763	345,876
First Commonwealth Financial Corporation	16,895	199,361
First Community Bancshares	2,418	63,255
First Community Corporation	1,201	23,420
First Financial Bancorp	16,807	346,224
First Financial Corporation	2,008	80,220
First Financial Northwest	1,398	19,502
First Foundation Incorporated	6,674	96,606
First Guaranty Bancshares Incorporated	900	15,372
First Internet Bancorp	1,585	38,500
First Interstate BancSystem Class A	7,467	254,326
First Merchants Corporation	8,552	299,149
First Mid-Illinois Bancshares	2,255	63,523
First Midwest Bancorp Incorporated	18,374	333,488
First National Community Bancorp Incorporated	3,044	20,121
First Northwest Bancorp	1,545	24,596
First of Long Island Corporation	4,171	86,381
First Savings Financial Group Incorporated	291	18,173
First United Corporation	1,139	24,637
First Western Financial Incorporated †	915	17,065
Flushing Financial Corporation	4,805	87,235
Franklin Financial Network	2,341	78,400
Franklin Financial Services Corporation	733	22,738
Fulton Financial Corporation	28,522	412,143
FVCBankcorp Incorporated †	1,984	30,613
German American Bancorp	4,224	126,086
Great Southern Bancorp Incorporated	2,074	106,417
Great Western Bancorp Incorporated	9,900	266,013
Guaranty Bancshares Incorporated	1,350	37,274
Hanmi Financial Corporation	5,326	83,086
HarborOne Bancorp Incorporated †	2,939	29,375
Hawthorn Bancshares Incorporated	1,011	21,979
Heartland Financial USA Incorporated	5,953	255,086
Heritage Commerce Corporation	10,003	102,631
Heritage Financial Corporation	6,493	150,573
Hilltop Holdings Incorporated	12,130	252,668
Hometrust Bancshares Incorporated	2,766	65,720
Hope Bancorp Incorporated	20,600	251,526
Horizon Bancorp Indiana	6,692	100,514
Howard Bancorp Incorporated †	2,334	36,761
Independent Bank Corporation	5,991	404,572
Independent Bank Corporation	3,872	75,775
Independent Bank Group Incorporated	6,030	279,129
International Bancshares Corporation	10,063	343,148
Investar Holding Corporation	1,610	34,390
Investors Bancorp Incorporated	40,297	424,730
Lakeland Bancorp Incorporated	8,415	121,218
Lakeland Financial Corporation	4,232	172,962
LCNB Corporation	2,019	31,961

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  139

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Banks (continued)
Level One Bancorp Incorporated	884	$21,437
Live Oak Bancshares Incorporated	4,291	65,953
Macatawa Bank Corporation	4,553	43,891
Mackinac Financial Corporation	1,625	22,734
Mainstreet Bancshares Incorporated †	1,242	25,188
Malvern Bancorp Incorporated †	1,320	25,238
Mercantile Bank Corporation	2,729	78,295
Metropolitan Bank Holding Corporation †	895	38,261
Mid Penn Bancorp Incorporated	1,220	25,949
Middlefield Banc Corporation	1,054	25,096
Midland States Bancorp Incorporated	3,813	90,826
Midwestone Financial Group Class I	2,511	72,141
Mutualfirst Financial Incorporated	1,163	38,961
MVB Financial Corporation	1,720	30,341
National Bank Holdings Corporation Class A	4,675	143,008
National Bankshares Incorporated	1,072	37,466
NBT Bancorp Incorporated	7,471	251,698
Nicolet Bankshares Incorporated †	1,379	91,635
Northeast Bank	1,459	25,970
Northrim BanCorp Incorporated	1,117	39,039
Norwood Financial Corporation	1,012	31,251
Oak Valley Bancorp	1,200	20,028
Ohio Valley Banc Corporation	643	17,875
Old National Bancorp	29,320	462,083
Old Point Financial Corporation	276	7,314
Old Second Bancorp Incorporated	4,872	51,838
Opus Bank	4,744	112,290
Origin Bancorp Incorporated	3,312	100,155
Orrstown Financial Services Incorporated	1,744	31,043
Pacific Mercantile Bancorp †	3,400	22,202
Pacific Premier Bancorp Incorporated	9,774	252,462
Park National Corporation	2,158	188,437
Parke Bancorp Incorporated	1,729	31,990
PCB Bancorp	2,088	27,917
Peapack-Gladstone Financial Corporation	3,251	89,240
Penns Woods Bancorp Incorporated	1,156	34,865
People’s Utah Bancorp	2,872	68,842
Peoples Bancorp Incorporated	3,285	93,787
Peoples Bancorp of North Carolina Incorporated	767	19,505
Peoples Financial Services	1,184	52,001
Preferred Bank (Los Angeles)	2,416	123,530
Premier Financial Bancorp	2,087	34,749
QCR Holdings Incorporated	2,590	98,575
RBB Bancorp	2,536	42,782
Reliant Bancorp Incorporated	1,713	34,003
Renasant Corporation	9,638	273,045
Republic Bancorp Incorporated Class A	2,075	74,161
Richmond Mutual Bancorporation Incorporated †	2,286	30,747
Riverview Financial Corporation	1,544	17,880
S&T Bancorp Incorporated	5,831	191,665
Sandy Spring Bancorp Incorporated	6,062	186,467
SB Financial Group Incorporated	1,022	19,152
SB One Bancorp	1,429	31,324
Seacoast Banking Corporation †	8,834	219,967
Select Bancorp Incorporated †	2,798	29,379

The accompanying notes are an integral part of these financial statements.

140  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Banks (continued)
ServisFirst Bancshares Incorporated	8,000	$276,400
Shore Bancshares Incorporated	2,223	34,590
Sierra Bancorp	2,325	55,382
Simmons First National Corporation Class A	16,278	348,024
Smartfinancial Incorporated	2,157	40,961
South State Corporation	5,844	398,093
Southern First Bancshares †	1,199	45,706
Southern National Bancorp of Virginia	3,951	56,065
Southside Bancshares Incorporated	5,439	175,245
Spirit of Texas Bancshares Incorporated †	2,495	46,008
Stock Yards Bancorp Incorporated	3,574	124,876
Summit Financial Group Incorporated	1,898	41,604
The Bancorp Incorporated †	8,057	98,054
The Bank of Princeton	954	26,006
Tompkins Trust Company Incorporated	2,224	176,764
Towne Bank	11,162	257,396
TriCo Bancshares	4,094	138,459
TriState Capital Holdings Incorporated †	4,093	81,328
Triumph Bancorp Incorporated †	3,861	130,772
Trustmark Corporation	10,333	277,958
Union Bankshares Incorporated	567	16,999
United Community Bank	13,947	345,467
United Security Bancshare	2,535	21,953
Unity Bancorp Incorporated	1,344	23,023
Univest Corporation of Pennsylvania	4,862	113,771
Veritex Holdings Incorporated	8,639	207,941
Washington Trust Bancorp	2,621	112,493
WesBanco Incorporated	11,337	347,026
West Bancorporation	2,564	52,434
Westamerica Bancorporation	4,501	260,248

		24,158,921

Capital Markets: 2.09%
Ares Management Corporation Class A	13,446	465,097
Artisan Partners Asset Management Incorporated Class A	8,875	253,648
Ashford Incorporated †	62	1,293
B. Riley Financial Incorporated	3,282	77,652
BGC Partners Incorporated Class A	51,961	242,138
Blucora Incorporated †	8,057	140,192
BrightSphere Investment Group Incorporated	10,994	102,794
Cohen & Steers Incorporated	4,086	255,988
Cowen Incorporated Class A	4,534	67,874
Diamond Hill Investment Group	547	69,321
Donnelley Financial Solutions †	5,126	44,596
Evercore Partners Incorporated Class A	6,214	413,977
Federated Investors Incorporated Class B	16,315	470,688
Gain Capital Holdings Incorporated	4,164	24,568
Gamco Investors Incorporated Class A	931	14,486
Great Elm Capital Group Incorporated †	3,471	10,934
Hamilton Lane Incorporated Class A	4,190	260,367
Houlihan Lokey Incorporated	7,255	371,601
INTL FC Stone Incorporated †	2,648	120,616
Moelis Company Class A	8,886	283,997
Oppenheimer Holdings Class A	1,578	37,446
Piper Jaffray Companies Incorporated	2,351	164,758

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  141

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Capital Markets (continued)
PJT Partners Incorporated Class A	3,493	$157,010
Pzena Investment Managm Class A	3,162	20,648
Safeguard Scientifics Incorporated	3,230	28,521
Sculptor Capital Management Incorporated	2,597	58,900
Siebert Financial Corporation †	408	3,346
Silvercrest Asset Management Group Incorporated Class A	1,386	16,022
Victory Capital Holding Class A	2,596	51,323
VIRTU Financial Incorporated Class A	13,429	252,599
Virtus Investment Partners Incorporated	1,121	123,758
Waddell & Reed Financial Incorporated Class A	11,963	164,611
Westwood Holdings Group Incorporated	1,454	36,903

		4,807,672

Consumer Finance: 0.51%
Atlanticus Holdings Corporation †	828	10,764
Curo Group Holdings Corporation	3,210	29,628
Elevate Credit Incorporated †	4,697	15,500
Encore Capital Group Incorporated †	5,321	197,728
Enova International Incorporated †	5,771	110,919
Ezcorp Incorporated †	6,816	32,717
Medallion Financial Corporation †	3,233	19,107
Nelnet Incorporated Class A	3,428	182,027
Regional Management Corporation †	1,670	42,836
Santander Consumer USA Holdings Incorporated	17,609	429,660
World Acceptance Corporation †	1,243	97,078

		1,167,964

Diversified Financial Services: 0.38%
Alerus Financial Corporation	1,165	23,836
Cannae Holdings Incorporated †	12,214	455,460
FGL Holdings	28,017	320,514
Marlin Business Services Incorporated	1,370	26,934
On Deck Capital Incorporated †	11,514	40,184

		866,928

Insurance: 2.34%
Ambac Financial Group Incorporated †	7,992	153,606
American National Insurance Company	1,637	161,015
Amerisafe Incorporated	3,424	223,142
Argo Group International Holdings Limited	5,777	325,014
Citizens Incorporated †	8,073	47,146
CNA Financial Corporation	5,038	209,480
Crawford & Company Class A	2,987	22,223
Donegal Group Incorporated Class A	2,095	29,896
eHealth Incorporated †	3,742	439,124
Employers Holdings Incorporated	5,508	212,278
FBL Financial Group Incorporated	1,653	78,947
FedNat Holding Company	1,891	24,659
Genworth Financial Incorporated Class A †	79,229	308,993
Goosehead Insurance Incorporated Class A	2,345	127,193
Greenlight Capital Limited †	5,160	43,550
Hallmark Financial Services Incorporated †	2,419	34,301
HCI Group Incorporated	1,119	47,580
Health Insurance Innovations Incorporated Class A †	1,727	50,791

The accompanying notes are an integral part of these financial statements.

142  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Insurance (continued)
Heritage Insurance Holdings Incorporated	4,676	$52,184
Horace Mann Educators Corporation	7,083	275,741
Independence Holding Company	857	31,803
Investors Title Company	227	37,219
James River Group Holdings Limited	4,899	197,969
Kingstone Company Incorporated	1,604	11,268
Kinsale Capital Group Incorporated	3,783	459,521
Mercury General Corporation	4,894	211,959
National General Holdings Corporation	11,410	222,153
National Western Life Group Class A	405	96,767
NI Holdings Incorporated †	1,644	23,213
ProAssurance Corporation	9,454	256,676
ProSight Global Incorporated †	1,408	18,867
Protective Insurance Corporation Class B	1,296	18,481
Safety Insurance Group Incorporated	2,653	208,897
State Auto Financial Corporation	3,131	78,212
Stewart Information Services Corporation	4,268	154,416
Tiptree Incorporated	4,022	26,465
Trupanion Incorporated †	4,979	153,054
United Fire Group Incorporated	3,808	145,999
United Insurance Holdings Company	3,892	36,585
Universal Insurance Holdings Company	5,760	119,174

		5,375,561

Mortgage REITs: 1.60%
AG Mortgage Investment Trust Incorporated	5,610	83,982
Anworth Mortgage Asset Corporation	16,546	54,105
Apollo Commercial Real Estate Finance Incorporated	26,825	434,565
Arbor Realty Trust Incorporated	15,820	192,055
Ares Commercial Real Estate	4,557	69,540
Capstead Mortgage Corporation	15,694	111,427
Colony Credit Real Estate Incorporated REIT	14,458	184,050
Dynex Capital Incorporated REIT	4,222	72,196
Ellington Financial Incorporated	5,248	86,749
Ellington Residential Mortgage REIT	1,689	18,393
Exantas Capital Corporation REIT	5,364	61,471
Granite Point Mortgage Trust Incorporated	9,443	155,054
Great Ajax Corporation REIT	3,217	45,456
Invesco Mortgage Capital Incorporated	25,026	402,418
KKR Real Estate Finance Trust	4,205	82,586
Ladder Capital Corporation	17,467	266,372
New York Mortgage Trust Incorporated	45,160	257,412
Orchid Island Capital Incorporated REIT	11,064	63,397
PennyMac Mortgage Investment Trust	15,875	328,613
Ready Capital Corporation	5,653	81,969
Redwood Trust Incorporated	18,747	320,199
Sachem Capital Corporation REIT	3,302	12,614
TPG Real Estate Finance Trust Incorporated	10,019	192,565
Western Asset Mortgage Capital REIT	9,059	90,771

		3,667,959

Thrifts & Mortgage Finance: 2.33%
Axos Financial Incorporated †	9,650	240,382
Bridgewater Bancshares Incorporated †	3,837	47,963
Capitol Federal Financial Incorporated	23,251	283,778

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  143

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Thrifts & Mortgage Finance (continued)
Columbia Financial Incorporated †	8,438	$130,958
Essa Bancorp Incorporated	1,626	26,894
Federal Agricultural Mortgage Corporation Class C	1,591	119,420
First Defiance Financial Corporation	6,405	153,176
Flagstar Bancorp Incorporated	4,944	157,615
FS Bancorp Incorporated	662	31,637
Hingham Institution For Savings Corporation	270	49,399
Home Bancorp Incorporated	1,313	43,421
Homestreet Incorporated	4,036	109,335
Impac Mortgage Holdings Incorporated †	1,563	10,081
Kearny Financial Corporation	14,083	153,646
Luther Burbank Corporation	2,555	26,649
Merchants Bancorp Incorporated	2,815	50,726
Meridian Bancorp Incorporated	8,408	138,816
Meta Financial Group Incorporated	6,316	207,481
MMA Capital Management LLC †	809	24,424
Mr. Cooper Group Incorporated †	13,336	171,101
NMI Holdings Incorporated Class A †	11,858	276,766
Northfield Bancorp Incorporated	7,673	108,419
Northwest Bancshares Incorporated	17,739	246,395
OceanFirst Financial Corporation	9,464	193,444
Ocwen Financial Corporation †	16,889	21,111
OP Bancorp	2,166	19,169
PB Bancorp Incorporated	1,039	15,782
PCSB Financial Corporation	2,763	50,729
PDL Community Bancorp †	1,344	18,883
PennyMac Financial Services Incorporated	7,732	272,630
Pioneer Bancorp Incorporated †	1,923	26,191
Provident Bancorp Incorporated †	1,362	14,968
Provident Financial Holdings	991	19,572
Provident Financial Services Incorporated	10,502	209,830
Prudential Bancorp Incorporated	1,221	20,061
Riverview Bancorp Incorporated	3,512	22,652
Severn Bancorp Incorporated	196	1,572
Southern Missouri Bancorp	1,063	34,888
Standard AVB Financial Corporation	784	22,266
Sterling Bancorp Incorporated	3,569	24,983
Territorial Bancorp Incorporated	1,402	35,639
TFS Financial Corporation	9,423	192,606
Timberland Bancorp Incorporated	1,232	28,644
Trustco Bank Corporation	17,123	117,464
Walker & Dunlop Incorporated	4,889	317,052
Washington Federal Incorporated	13,807	414,072
Waterstone Financial Incorporated	4,099	68,166
Western New England Bancorp	4,175	36,907
WSFS Financial Corporation	9,734	335,434

		5,343,197

Health Care: 12.61%

Biotechnology: 3.74%
Acorda Therapeutics Incorporated †	7,364	10,604
Adamas Pharmaceuticals Incorporated †	3,497	15,946
ADMA Biologics Incorporated †	9,434	27,500
Aeglea BioTherapeutics Incorporated †	4,475	30,564

The accompanying notes are an integral part of these financial statements.

144  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Biotechnology (continued)
Agenus Incorporated †	20,807	$52,642
Akcea Therapeutics Incorporated †	2,651	45,014
Akebia Therapeutics Incorporated †	19,556	173,462
Alector Incorporated †	4,896	134,542
AMAG Pharmaceuticals Incorporated †	4,927	38,184
Anavex Life Sciences Corporation †	9,011	34,332
Anika Therapeutics Incorporated †	2,559	106,864
Arcturus Therapeutics Holdings Incorporated †	2,060	28,531
Arena Pharmaceuticals Incorporated †	8,817	393,238
Athenex Incorporated †	9,324	113,939
Athersys Incorporated †	23,982	28,778
Atreca Incorporated Class A †	1,277	30,188
Aveo Pharmaceuticals Incorporated †	3,017	13,275
Avid Bioservices Incorporated †	7,057	44,459
BeyondSpring Incorporated †	2,963	47,052
Biospecifics Technologies †	950	52,431
CareDx Incorporated †	6,649	154,988
Catalyst Pharmaceuticals Incorporated †	17,615	74,159
Cel-Sci Corporation †	5,960	65,381
Celcuity Incorporated †	1,029	8,736
Coherus Biosciences Incorporated †	10,304	199,382
Corbus Pharmaceuticals Holdings †	9,634	45,665
Cortexyme Incorporated †	717	36,029
Cue Biopharma Incorporated †	2,909	50,878
Cyclerion Therapeutics Incorporated †	4,308	18,438
Cytokinetics Incorporated †	10,407	145,074
Deciphera Pharmaceuticals Incorporated †	4,507	239,953
Denali Therapeutics Incorporated †	10,312	203,868
Dyadic International Incorporated †	3,315	19,525
Eagle Pharmaceuticals Incorporated †	1,995	91,571
Eidos Therapeutics Incorporated †	787	39,806
Emergent BioSolutions Incorporated †	7,783	456,706
Enanta Pharmaceuticals Incorporated †	2,989	152,080
Enochian Biosciences Incorporated †	2,190	7,139
Harpoon Therapeutics Incorporated †	1,752	26,876
IGM Biosciences Incorporated †	1,300	66,833
Immunic Incorporated †	1,425	11,058
Invitae Corporation †	18,550	378,049
Ironwood Pharmaceuticals Incorporated	26,205	315,508
Jounce Therapeutics Incorporated †	1,665	7,526
KalVista Pharmaceuticals Incorporated †	1,430	19,234
Kodiak Sciences Incorporated †	1,532	98,002
Krystal Biotech Incorporated †	1,793	95,836
La Jolla Pharmaceutical Company †	2,746	18,673
Lexicon Pharmaceuticals Incorporated †	4,924	13,664
Ligand Pharmaceuticals Incorporated †	3,496	327,226
Lineage Cell Therapeutics Incorporated †	24,644	24,890
Mannkind Corporation †	28,549	36,257
Matinas Biopharma Holdings Class I †	22,326	22,326
Mei Pharma Incorporated †	13,315	25,698
MeiraGTx Holdings plc †	2,493	40,387
Mersana Therapeutics Incorporated †	6,540	56,636
Molecular Templates Incorporated †	4,084	65,712
Momenta Pharmaceuticals Incorporated †	17,076	483,080
Myriad Genetics Incorporated †	12,985	228,796

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  145

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Biotechnology (continued)
Natera Incorporated †	11,468	$434,695
NextCure Incorporated †	742	30,986
Oncocyte Corporation †	5,331	11,462
OPKO Health Incorporated †	66,399	99,599
Palatin Technologies Incorporated †	38,777	19,803
PDL BioPharma Incorporated †	17,870	60,758
Pfenex Incorporated †	5,118	59,369
Pieris Pharmaceuticals Incorporated †	10,106	31,430
Precision BioSciences Incorporated †	11,893	95,263
Prevail Therapeutics Incorporated †	1,116	14,262
Principia Biopharma Incorporated †	2,842	183,480
Protagonist Therapeutics Incorporated †	4,021	31,364
Puma Biotechnology Incorporated †	6,132	65,950
RA Pharmaceuticals Incorporated †	5,911	276,398
Radius Health Incorporated †	8,149	171,618
Rigel Pharmaceuticals Incorporated †	29,151	61,800
Seres Therapeutics Incorporated †	6,646	20,868
Spero Therapeutics Incorporated †	2,169	20,692
Stoke Therapeutics Incorporated †	1,411	34,922
Sutro Biopharma Incorporated †	1,607	15,636
T2 Biosystems Incorporated †	6,779	4,673
TCR2 Therapeutics Incorporated †	1,524	18,105
Trevena Incorporated †	12,840	9,178
Twist Bioscience Corporation †	3,319	101,628
Vanda Pharmaceuticals Incorporated †	9,046	99,777
Veracyte Incorporated †	8,161	201,495
Vericel Corporation †	8,205	126,685
Viela Bio Incorporated †	1,520	66,333
Voyager Therapeutics Incorporated †	5,204	56,724
X4 Pharmaceuticals Incorporated †	2,043	21,819
Xencor Incorporated †	9,456	307,225
XOMA Corporation †	1,169	28,407

		8,575,594

Health Care Equipment & Supplies: 3.08%
Accuray Incorporated †	17,017	50,455
Alphatec Holdings Incorporated †	7,065	41,330
AngioDynamics Incorporated †	6,717	77,178
Antares Pharma Incorporated †	26,827	83,164
Apyx Medical Corporation †	5,223	31,599
Atricure Incorporated †	6,513	250,229
Atrion Corporation	257	158,392
Avanos Medical Incorporated †	9,058	293,570
BioLife Solutions Incorporated †	2,847	40,285
BioSig Technologies Incorporated †	2,895	10,480
Cantel Medical Corporation	6,669	420,814
Cardiovascular Systems Incorporated †	6,177	232,379
Chembio Diagnostics Incorporated †	2,429	10,809
ConforMIS Incorporated †	12,843	10,007
CONMED Corporation	5,095	482,191
CryoLife Incorporated †	6,036	154,703
Cryoport Incorporated †	6,727	112,341
Cutera Incorporated †	2,438	60,414
Endologix Incorporated †	3,031	3,789
Envista Holdings Corporation †	5,335	135,402

The accompanying notes are an integral part of these financial statements.

146  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Health Care Equipment & Supplies (continued)
Fonar Corporation †	1,114	$22,258
Genmark Diagnostics Incorporated †	9,296	32,443
Heska Corporation †	1,310	125,066
Inogen Incorporated †	3,926	179,732
Integer Holdings Corporation †	5,401	487,008
Intricon Corporation †	1,438	21,397
Invacare Corporation	5,216	39,537
IRadimed Corporation †	833	19,775
Lantheus Holdings Incorporated †	6,789	105,569
LeMaitre Vascular Incorporated	2,888	82,308
Meridian Bioscience Incorporated †	6,958	55,594
Merit Medical Systems Incorporated †	8,925	321,389
Mesa Laboratories Incorporated	664	158,889
Misonix Incorporated †	2,811	38,932
Natus Medical Incorporated †	5,901	158,619
Neuronetics Incorporated †	2,088	6,045
Nevro Corporation †	5,419	705,283
Nuvectra Corporation †	3,897	351
OraSure Technologies Incorporated †	10,821	65,251
Orthofix Medical Incorporated †	3,277	115,809
Orthopediatrics Corporation †	1,420	65,916
Oxford Immunotec Global plc †	4,547	59,929
Quidel Corporation †	6,197	478,656
Repro Med Systems Incorporated †	3,460	28,026
Rockwell Medical Incorporated †	10,373	29,148
RTI Biologics Incorporated †	9,649	35,701
Seaspine Holdings Corporation †	3,269	46,191
SI-BONE Incorporated †	2,585	49,916
SmileDirectClub Incorporated †	13,063	97,711
STAAR Surgical Company †	7,535	236,448
Stereotaxis Incorporated †	6,176	22,542
Surmodics Incorporated †	2,376	82,946
Tactile Systems Technology Class I †	3,060	154,255
TransMedics Group Incorporated †	1,429	22,435
Utah Medical Products Incorporated	616	53,838
Vapotherm Incorporated †	2,422	20,975
Varex Imaging Corporation †	6,422	149,119
Zynex Incorporated †	3,313	43,135

		7,077,673

Health Care Providers & Services: 2.70%
Addus Homecare Corporation †	2,402	183,201
American Renal Associates Holdings †	2,133	17,171
AMN Healthcare Services Incorporated †	8,086	595,130
Apollo Medical Holdings Incorporated †	1,891	33,036
Brookdale Senior Living Incorporated †	33,536	220,332
Capital Senior Living Corporation †	4,203	10,760
Catasys Incorporated †	1,134	17,146
Community Health Systems Incorporated †	18,561	91,506
CorVel Corporation †	1,678	115,681
Covetrus Incorporated †	17,584	195,358
Cross Country Healthcare Incorporated †	6,707	63,582
Ensign Group Incorporated	8,960	398,720
Enzo Biochem Incorporated †	7,642	16,277
Five Star Senior Living Incorporated †	2,776	13,158

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  147

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Health Care Providers & Services (continued)
Fulgent Genetics Incorporated †	1,217	$18,060
Genesis Healthcare Incorporated †	11,286	18,622
Hanger Incorporated †	6,149	141,857
InfuSystem Holdings Incorporated †	2,461	26,087
LHC Group Incorporated †	5,144	624,790
Magellan Health Services Incorporated †	3,861	231,699
MEDNAX Incorporated †	13,354	228,220
National Healthcare Corporation	2,090	155,099
National Research Corporation Class A	2,313	127,192
Option Care Health Incorporated †	5,156	76,051
Owens & Minor Incorporated	11,160	76,223
Patterson Companies Incorporated	12,524	297,946
PetIQ Incorporated †	3,193	99,302
Premier Incorporated Class A †	10,126	298,008
Providence Service Corporation †	2,054	126,896
R1 RCM Incorporated †	16,626	204,167
RadNet Incorporated †	7,192	146,933
Select Medical Holdings Corporation †	18,488	442,603
Tenet Healthcare Corporation †	15,877	417,248
The Joint Corporation †	2,652	39,329
The Pennant Group Incorporated †	3,196	86,835
Tivity Health Incorporated †	8,765	111,053
U.S. Physical Therapy Incorporated	2,211	230,430

		6,195,708

Health Care Technology: 0.98%
Allscripts Healthcare Solutions Incorporated †	31,986	241,174
Castlight Health Incorporated Class B †	18,564	16,825
Computer Programs & Systems Incorporated	2,092	56,024
Health Catalyst Incorporated †	1,705	51,798
HealthStream Incorporated †	4,812	117,028
HMS Holdings Corporation †	15,745	361,663
iCAD Incorporated †	2,952	39,321
Inovalon Holdings Incorporated Class A †	11,852	230,877
Inspire Medical Systems Incorporated †	3,183	273,324
NextGen Healthcare Incorporated †	9,684	126,667
Omnicell Incorporated †	7,228	588,865
OptimizeRx Corporation †	2,279	19,030
Phreesia Incorporated †	1,619	50,254
Simulations Plus Incorporated	2,171	70,688

		2,243,538

Life Sciences Tools & Services: 0.71%
10x Genomics Incorporated Class A †	2,114	168,486
Chromadex Corporation †	6,510	24,022
Fluidigm Corporation †	9,890	32,835
Harvard Bioscience Incorporated †	5,580	18,079
Luminex Corporation	7,134	176,638
Medpace Holdings Incorporated †	4,556	409,767
Nanostring Technologies Incorporated †	6,352	226,512
Neogenomics Incorporated †	16,831	476,822
Personalis Incorporated †	1,411	12,318
Quanterix Corporation †	3,337	76,117

		1,621,596

The accompanying notes are an integral part of these financial statements.

148  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value
Pharmaceuticals: 1.40%
Akorn Incorporated †	16,400	$19,024
Amneal Pharmaceuticals Incorporated †	15,749	60,634
Amphastar Pharmaceuticals Incorporated †	6,297	96,911
ANI Pharmaceuticals Incorporated †	1,657	79,553
Arvinas Incorporated †	2,108	99,350
Assembly Biosciences Incorporated †	2,629	47,637
Assertio Therapeutics Incorporated †	8,194	8,850
Axsome Therapeutics Incorporated †	3,789	295,542
Baudax Bio Incorporated †	1,080	7,538
BioDelivery Sciences International Incorporated †	15,897	77,259
Collegium Pharmaceutical Incorporated †	5,917	140,529
Corcept Therapeutics Incorporated †	17,350	218,957
Dova Pharmaceuticals Incorporated †(a)	2,458	0
Durect Corporation †	37,389	66,179
Endo International plc †	37,907	209,247
Eyepoint Pharmaceuticals Incorporated †	11,348	14,639
Harrow Health Incorporated †	4,041	22,306
Innoviva Incorporated †	10,882	146,581
Intersect ENT Incorporated †	5,519	131,683
Lannett Company Incorporated †	6,192	53,870
Mallinckrodt plc †	15,127	64,744
Menlo Therapeutics Incorporated †	2,192	6,466
Nabriva Therapeutics plc †	13,361	18,037
Neos Therapeutics Incorporated †	9,878	15,212
NGM Biopharmaceuticals Incorporated †	2,740	49,430
Omeros Corporation †	9,013	107,345
Optinose Incorporated †	3,485	21,084
Pacira Pharmaceuticals Incorporated †	7,425	322,097
Phibro Animal Health Corporation Class A	3,556	89,789
Prestige Consumer Healthcare Incorporated †	8,629	322,379
Provention Bio Incorporated †	4,797	57,468
Recro Pharma Incorporated	3,128	44,856
Relmada Therapeutics Incorporated †	1,402	68,390
Siga Technologies Incorporated †	10,036	50,130
Strongbridge Biopharma plc †	7,079	19,609
Supernus Pharmaceuticals Incorporated †	9,352	168,242

		3,221,567

Industrials: 14.22%

Aerospace & Defense: 0.91%
AAR Corporation	5,856	202,325
Aerojet Rocketdyne Holdings †	11,978	590,276
Astronics Corporation †	4,291	86,979
Cubic Corporation	5,005	272,472
Ducommun Incorporated †	1,889	84,344
Maxar Technologies Incorporated	9,325	141,833
Moog Incorporated Class A	5,485	423,003
Park Aerospace Corporation	3,289	45,750
Parsons Corporation †	3,536	138,222
Vectrus Incorporated †	2,034	105,951

		2,091,155

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  149

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value
Air Freight & Logistics: 0.43%
Air Transport Services Group †	10,984	$196,614
Atlas Air Worldwide Holdings Incorporated †	4,237	113,213
Echo Global Logistics Incorporated †	4,748	87,601
Forward Air Corporation	4,964	292,926
Hub Group Incorporated Class A †	5,770	266,747
Radiant Logistics Incorporated †	5,843	25,709

		982,810

Airlines: 0.39%
Allegiant Travel Company	2,295	311,064
Hawaiian Holdings Incorporated	8,126	169,671
Mesa Air Group Incorporated †	4,002	23,092
SkyWest Incorporated	8,685	394,299

		898,126

Building Products: 1.47%
American Woodmark Corporation †	2,668	223,498
Apogee Enterprises Incorporated	4,344	131,145
Armstrong Flooring Incorporated †	3,474	9,171
Builders FirstSource Incorporated †	19,913	452,224
Cornerstone Building Brands Incorporated †	8,611	63,291
CSW Industrials Incorporated	2,523	166,114
Gibraltar Industries Incorporated †	5,533	280,357
Griffon Corporation	7,556	131,474
JELD-WEN Holding Incorporated †	11,272	211,914
Patrick Industries Incorporated	3,645	192,565
PGT Incorporated †	9,692	147,028
Quanex Building Products Corporation	5,817	97,726
Resideo Technologies Incorporated †	17,867	192,070
Simpson Manufacturing Company Incorporated	7,260	576,662
Universal Forest Products Incorporated	10,526	493,248

		3,368,487

Commercial Services & Supplies: 2.45%
ABM Industries Incorporated	11,801	388,489
ACCO Brands Corporation	16,671	133,535
Advanced Disposal Services Incorporated †	12,285	406,142
Brady Corporation Class A	8,448	399,928
BrightView Holdings Incorporated †	5,361	75,054
Casella Waste Systems Incorporated Class A †	7,863	380,962
Ceco Environmental Corporation †	4,871	32,879
Covanta Holding Corporation	20,503	273,920
Deluxe Corporation	7,659	255,045
Ennis Incorporated	4,409	88,621
Healthcare Services Group Incorporated	12,931	356,120
Heritage Crystal Clean Incorporated †	2,833	74,593
Herman Miller Incorporated	10,577	362,156
HNI Corporation	7,297	239,561
Interface Incorporated	9,772	142,573
Kimball International Incorporated Class B	6,435	104,118
Knoll Incorporated	8,654	152,657
Matthews International Corporation Class A	5,568	164,590
McGrath RentCorp	4,198	291,551
Pitney Bowes Incorporated	33,891	115,907

The accompanying notes are an integral part of these financial statements.

150  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Commercial Services & Supplies (continued)
Quad Graphics Incorporated	5,386	$25,853
RR Donnelley & Sons Company	12,705	24,140
SP Plus Corporation †	3,990	145,675
Steelcase Incorporated Class A	14,327	232,384
TEAM Incorporated †	5,296	67,418
UniFirst Corporation	2,621	487,008
Viad Corporation	3,290	165,158
VSE Corporation	1,629	47,974

		5,634,011

Construction & Engineering: 0.90%
Aegion Corporation †	5,299	95,435
Ameresco Incorporated Class A †	3,310	74,607
Arcosa Incorporated	8,264	355,021
Comfort Systems Incorporated	6,580	277,808
Construction Partners Incorporated Class A †	3,752	63,822
Great Lakes Dredge & Dock Company †	10,201	98,950
HC2 Holdings Incorporated †	6,806	25,999
IES Holdings Incorporated †	1,254	29,231
MYR Group Incorporated †	2,950	75,255
Northwest Pipe Company †	1,685	53,162
Nv5 Global Incorporated †	1,703	91,162
Orion Marine Group Incorporated †	4,957	19,481
Primoris Services Corporation	7,705	146,241
Sterling Construction Company Incorporated †	4,796	65,513
Valmont Industries Incorporated	3,659	425,249
WillScot Corporation †	10,338	181,329

		2,078,265

Construction Materials: 0.01%
Alta Equipment Group Incorporated †	2,594	22,853

Electrical Equipment: 0.80%
Allied Motion Technologies	1,308	50,410
American Superconductor Corporation †	3,597	24,639
Atkore International Incorporated †	8,037	296,646
AZZ Incorporated	3,914	144,387
Babcock & Wilcox Enterprises Incorporated †	4,450	18,468
Encore Wire Corporation	3,573	174,970
Enphase Energy Incorporated †	15,983	782,688
LSI Industries Incorporated	3,913	25,982
Powell Industries Incorporated	1,309	43,760
Preformed Line Products Company	401	19,569
Thermon Group Holdings Incorporated †	5,629	98,902
TPI Composites Incorporated †	6,291	149,348
Ultralife Batteries Incorporated †	1,615	11,434

		1,841,203

Industrial Conglomerates: 0.08%
Raven Industries Incorporated	6,206	178,174

Machinery: 3.60%
Alamo Group Incorporated	2,006	222,205
Albany International Corporation Class A	5,497	352,193
Altra Industrial Motion Corporation	10,543	317,555

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  151

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Machinery (continued)
Astec Industries Incorporated	3,600	$135,180
Blue Bird Corporation †	2,637	47,150
Briggs & Stratton Corporation	7,295	23,125
Columbus McKinnon Corporation	4,135	128,557
Commercial Vehicle Group Incorporated †	5,087	22,179
Douglas Dynamics Incorporated	3,935	171,291
Eastern Company	950	24,197
EnPro Industries Incorporated	3,622	195,407
ESCO Technologies Incorporated	4,367	397,048
Evoqua Water Technologies Company †	12,025	252,164
Federal Signal Corporation	10,579	306,791
Foster Company Class A †	1,478	23,293
Franklin Electric Company Incorporated	6,871	355,162
Gates Industrial Corporation plc †	7,110	74,371
Gencor Industries Incorporated †	1,575	15,829
Gorman Rupp Company	3,025	96,770
Graham Corporation	1,622	26,893
Hillenbrand Incorporated	11,216	262,454
Hurco Companies Incorporated	1,060	29,871
Hyster Yale Materials Handeling Incorporated	1,649	79,383
Kadant Incorporated	1,771	160,842
Lindsay Manufacturing Company	1,829	181,126
Lydall Incorporated †	2,650	31,562
Manitex International Incorporated †	2,527	14,000
Meritor Incorporated †	14,545	330,026
Miller Industries Incorporated	1,936	57,519
Mueller Industries Incorporated	9,471	264,999
Mueller Water Products Incorporated Class A	26,245	287,383
Navistar International Corporation †	8,698	315,824
Omega Flex Incorporated	501	39,228
Park Ohio Holdings Corporation	1,375	33,715
REV Group Incorporated	4,491	35,165
Spartan Motors Incorporated	5,548	81,833
SPX Corporation †	7,118	298,458
SPX FLOW Incorporated †	7,193	264,559
Standex International Corporation	2,081	131,998
Tennant Company	2,826	202,172
Terex Corporation	11,115	244,641
The ExOne Company †	2,035	12,414
The Greenbrier Companies Incorporated	5,257	127,377
The Timken Company	11,132	499,159
Titan International Incorporated	7,786	17,285
Trimas Corporation †	7,794	197,578
Twin Disc Incorporated †	2,106	16,974
Wabash National Corporation	9,280	101,894
Watts Water Technologies Incorporated	4,752	446,260
Welbilt Incorporated †	23,734	313,763

		8,266,822

Marine: 0.13%
Eagle Bulk Shipping Incorporated †	9,117	30,268
Genco Shipping & Trading Limited	2,799	21,496
Matson Incorporated	7,578	251,665

		303,429

The accompanying notes are an integral part of these financial statements.

152  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value
Professional Services: 0.87%
Barrett Business Services Incorporated	1,244	$74,516
BG Staffing Incorporated	1,698	26,183
CBIZ Incorporated †	9,260	241,130
CRA International Incorporated	1,247	57,998
Forrester Research Incorporated †	1,776	64,043
Franklin Covey Company †	1,745	54,880
GP Strategies Corporation †	2,123	23,608
Heidrick & Struggles International Incorporated	3,254	72,564
Hill International Incorporated †	7,067	22,261
Huron Consulting Group Incorporated †	3,838	227,747
ICF International Incorporated	3,175	241,237
InnerWorkings Incorporated †	7,298	22,916
Kelly Services Incorporated Class A	5,867	97,451
Kforce Incorporated	3,936	119,891
Mistras Group Incorporated †	2,947	23,134
Resources Connection Incorporated	5,236	65,607
TriNet Group Incorporated †	7,574	400,362
TrueBlue Incorporated †	6,826	101,571
Willdan Group Incorporated †	1,793	55,135

		1,992,234

Road & Rail: 0.58%
Arcbest Corporation	4,397	87,105
Covenant Transport Incorporated Class A †	2,169	26,245
Daseke Incorporated †	7,014	23,146
Heartland Express Incorporated	8,177	146,450
Marten Transport Limited	6,816	133,185
P.A.M. Transportation Services Incorporated †	263	10,417
Saia Incorporated †	4,495	392,458
Schneider National Incorporated Class B	10,163	182,019
Universal Truckload Services	2,121	32,685
US Xpress Enterprises Incorporated Class A †	3,629	15,641
USA Truck Incorporated †	1,353	6,785
Werner Enterprises Incorporated	7,617	255,931
YRC Worldwide Incorporated †	7,494	15,887

		1,327,954

Trading Companies & Distributors: 1.60%
Aircastle Limited	9,125	290,631
Applied Industrial Technologies Incorporated	6,484	382,491
Beacon Roofing Supply Incorporated †	11,045	328,037
Bluelinx Holdings Incorporated †	1,419	16,673
BMC Stock Holdings Incorporated †	11,651	285,799
CAI International Incorporated †	2,660	65,808
DXP Enterprises Incorporated †	2,768	78,584
EVI Industries Incorporated †	654	14,434
Foundation Building Material †	3,844	59,966
General Finance Corporation †	2,531	19,716
GMS Incorporated †	8,063	184,240
H&E Equipment Services Incorporated	5,605	133,175
Houston Wire & Cable Company †	2,722	8,738
Kaman Corporation	4,582	254,118
Lawson Products Incorporated †	754	30,160
NOW Incorporated †	18,434	162,772
Rush Enterprises Incorporated	4,561	191,197

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  153

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Trading Companies & Distributors (continued)
SiteOne Landscape Supply Incorporated †	7,215	$716,089
Systemax Incorporated	2,331	48,625
Titan Machinery Incorporated †	3,206	32,413
Transcat Incorporated †	1,205	34,812
Veritiv Corporation †	2,442	29,402
WESCO International Incorporated †	6,771	274,699
Willis Lease Finance Corporation †	450	25,515

		3,668,094

Information Technology: 12.44%

Communications Equipment: 1.28%
Acacia Communications Incorporated †	6,374	436,683
ADTRAN Incorporated	8,281	66,621
Calamp Corporation †	5,386	51,813
Calix Networks Incorporated †	7,999	71,991
Casa Systems Incorporated †	4,784	15,692
Clearfield Incorporated †	1,960	21,011
CommScope Holdings Incorporated †	33,355	367,239
Comtech Telecommunications Corporation	4,508	126,314
Dasan Zhone Solutions Incorporated †	2,084	15,901
Digi International Incorporated †	4,998	66,174
Echostar Corporation	8,931	311,871
Emcore Corporation †	4,685	13,914
Extreme Networks Incorporated †	21,641	108,854
Genasys Incorporated †	5,739	17,217
Harmonic Incorporated †	14,018	86,071
Infinera Corporation †	30,646	208,393
Inseego Corporation †	6,642	46,095
KVH Industries Incorporated †	2,722	28,363
NETGEAR Incorporated †	5,326	100,502
NetScout Systems Incorporated †	13,380	343,866
PCTEL Incorporated	3,078	21,608
Plantronics Incorporated	5,878	80,705
Ribbon Communications Incorporated †	10,206	32,965
Tessco Technologies Incorporated	1,118	6,697
Ubiquiti Incorporated	2,179	295,603

		2,942,163

Electronic Equipment, Instruments & Components: 2.01%
Airgain Incorporated †	1,435	11,322
Anixter International Incorporated †	4,960	483,650
Badger Meter Incorporated	4,944	297,678
Bel Fuse Incorporated Class B	1,425	16,302
Benchmark Electronics Incorporated	6,348	172,539
CTS Corporation	5,372	140,048
Daktronics Incorporated	6,516	32,059
ePlus Incorporated †	2,322	175,915
Insight Enterprises Incorporated †	6,003	330,705
Iteris Incorporated †	6,588	31,820
Itron Incorporated †	6,161	467,250
Kemet Corporation	9,479	247,212
Kimball Electronics Incorporated †	4,268	57,831
Luna Innovations Incorporated †	4,002	26,813
Methode Electronics Incorporated	5,766	176,786

The accompanying notes are an integral part of these financial statements.

154  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
MTS Systems Corporation	3,206	$128,689
Napco Security Technologies Incorporated †	2,110	42,917
OSI Systems Incorporated †	3,002	243,973
Par Technology Corporation †	2,083	55,179
PC Connection Incorporated	1,780	72,393
Plexus Corporation †	4,871	323,191
Sanmina Corporation †	11,407	299,890
ScanSource Incorporated †	4,109	116,819
TTM Technologies Incorporated †	16,682	216,699
Vishay Intertechnology Incorporated	21,689	405,584
Vishay Precision Group †	1,832	50,325

		4,623,589

IT Services: 1.58%
Brightcove Incorporated †	6,724	52,313
Cardtronics Incorporated Class A †	6,815	247,180
Cass Information Systems Incorporated	2,359	110,755
CSG Systems International Incorporated	5,994	265,235
EVO Payments Incorporated Class A †	6,837	172,839
ExlService Holdings Incorporated †	5,842	436,105
GreenSky Incorporated Class A †	9,713	77,510
Hackett Group Incorporated	4,286	66,004
I3 Verticals Incorporated Class A †	1,778	51,526
Information Services Group Incorporated †	6,871	21,781
International Money Express †	3,823	36,013
ManTech International Corporation Class A	4,741	355,101
Moneygram International Incorporated †	6,762	14,606
NIC Incorporated	11,779	215,438
PaySign Incorporated †	3,782	30,369
Perficient Incorporated †	5,378	220,337
PRGX Global Incorporated †	3,511	12,675
ServiceSource International Incorporated †	14,120	19,909
StarTek Incorporated †	2,144	13,357
Switch Incorporated Class A	12,755	182,907
Sykes Enterprises Incorporated †	6,711	212,604
TTEC Holdings Incorporated	3,104	116,183
Unisys Corporation †	10,478	162,723
Verra Mobility Corporation †	20,553	311,275
Virtusa Corporation †	4,840	213,492

		3,618,237

Semiconductors & Semiconductor Equipment: 1.92%
Acm Research Incorporated Class A †	1,463	51,132
Adesto Technologies Corporation †	4,347	53,294
Advanced Energy Industries Incorporated †	6,051	359,883
Alpha & Omega Semiconductor †	3,118	33,799
Amkor Technology Incorporated †	10,138	105,790
Axcelis Technologies Incorporated †	4,971	119,254
AXT Incorporated †	5,645	19,645
Cirrus Logic Incorporated †	9,463	649,540
Cyberoptics Corporation †	1,150	24,426
Diodes Incorporated †	6,399	281,620
DSP Group Incorporated †	3,221	43,838
Everspin Technologies Incorporated †	2,261	8,366
FormFactor Incorporated †	11,956	267,456

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  155

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
GSI Technology Incorporated †	2,920	$19,447
Ichor Holdings Limited †	3,670	106,136
Lattice Semiconductor Corporation †	21,239	381,240
NVE Corporation	796	50,363
Onto Innovation Incorporated †	8,261	252,539
PDF Solutions Incorporated †	4,659	68,208
Photronics Incorporated †	8,327	103,671
Pixelworks Incorporated †	6,056	25,799
Power Integrations Incorporated	4,789	416,882
Rambus Incorporated †	18,717	261,664
Smart Global Holdings Incorporated †	2,195	58,914
Synaptics Incorporated †	5,517	364,398
Ultra Clean Holdings Incorporated †	6,108	127,718
Xperi Corporation	8,414	144,637

		4,399,659

Software: 5.58%
A10 Networks Incorporated †	8,911	59,793
Agilysys Incorporated †	3,683	118,335
Alarm.com Holdings Incorporated †	6,566	316,810
Altair Engineering Incorporated Class A †	6,167	214,612
American Software Incorporated Class A	5,253	86,412
AppFolio Incorporated Class A †	2,913	358,212
Appian Corporation †	6,036	266,489
Asure Software Incorporated †	2,236	18,849
Avaya Holdings Corporation †	22,118	286,649
Cerence Incorporated †	6,696	145,370
ChannelAdvisor Corporation †	4,657	44,335
Cloudflare Incorporated Class A †	13,533	288,253
CommVault Systems Incorporated †	8,090	337,353
Crowdstrike Holdings Incorporated Class A †	4,472	266,710
Datadog Incorporated Class A †	5,230	236,135
Digimarc Corporation †	1,894	37,880
Digital Turbine Incorporated †	13,859	84,956
Domo Incorporated Class B †	3,280	69,175
Ebix Incorporated	4,322	114,274
Egain Corporation †	3,402	27,488
Envestnet Incorporated †	8,782	662,865
Five9 Incorporated †	10,900	796,027
GlobalSCAPE Incorporated	2,063	18,093
GTY Technology Holdings Incorporated †	6,056	32,581
Instructure Incorporated †	6,624	322,986
Intelligent Systems Corporation †	579	21,232
LivePerson Incorporated †	11,438	302,649
MicroStrategy Incorporated Class A †	1,474	199,226
Mitek Systems Incorporated †	6,607	57,547
MobileIron Incorporated †	17,249	69,858
Model N Incorporated †	4,645	134,705
OneSpan Incorporated †	6,207	102,478
Park City Group Incorporated †	2,196	11,287
Paylocity Holding Corporation †	6,243	808,593
Pegasystems Incorporated	6,996	633,138
Ping Identity Holding Corporation †	2,698	62,432
Progress Software Corporation	7,906	294,815
PROS Holdings Incorporated †	6,688	306,244

The accompanying notes are an integral part of these financial statements.

156  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Software (continued)
Q2 Holdings Incorporated †	8,331	$627,907
Qad Incorporated Class A	2,131	104,526
Qualys Incorporated †	5,998	480,920
Rosetta Stone Incorporated †	3,488	60,238
Seachange International Incorporated †	4,041	14,790
Secureworks Corporation Class A †	1,043	14,487
SharpSpring Incorporated †	2,026	23,096
Shotspotter Incorporated †	1,187	42,257
Smith Micro Software Incorporated †	5,022	26,918
SPS Commerce Incorporated †	6,176	324,858
SVMK Incorporated †	17,935	326,955
Synchronoss Technologies Incorporated †	7,422	36,516
Telaria Incorporated †	7,043	86,065
TeleNav Incorporated †	6,746	40,240
Tivo Corporation	19,875	150,454
Upland Software Incorporated †	3,992	155,329
Varonis Systems Incorporated †	5,361	430,059
Workiva Incorporated †	5,843	249,730
Yext Incorporated †	18,988	287,858
Zix Corporation †	10,666	84,048
Zoom Video Communications Incorporated †	9,846	1,033,799

		12,815,896

Technology Hardware, Storage & Peripherals: 0.07%
Astronova Incorporated	1,288	13,988
Avid Technology Incorporated †	6,252	46,202
Diebold Nixdorf Incorporated †	10,208	71,660
Intevac Incorporated †	3,586	20,082
Transact Technologies Incorporated	1,135	11,327

		163,259

Materials: 3.91%

Chemicals: 1.99%
Advanced Emissions Solutions	2,812	24,999
Advansix Incorporated †	4,866	70,703
Agrofresh Solutions Incorporated †	4,955	10,851
American Vanguard Corporation	4,426	67,497
Balchem Corporation	5,491	518,680
Cabot Corporation	8,849	330,776
Chase Corporation	1,174	104,239
Flotek Industries Incorporated †	8,833	13,956
Futurefuel Corporation	4,414	44,890
GCP Applied Technologies Incorporated †	10,429	203,053
Hawkins Incorporated	1,547	55,305
HB Fuller Company	8,614	337,927
Innospec Incorporated	4,177	361,478
Intrepid Potash Incorporated Intrepid Potash Inc †	16,558	29,308
Kooper Holdings Incorporated †	3,320	72,575
Kraton Performance Polymers Incorporated †	4,999	50,590
Kronos Worldwide Incorporated	3,987	39,830
Minerals Technologies Incorporated	5,871	263,432
Northern Technologies International	1,197	13,718
Omnova Solutions Incorporated †	7,715	77,999
PolyOne Corporation	13,393	331,611

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  157

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Chemicals (continued)
PQ Group Holdings Incorporated †	6,726	$89,254
Rayonier Advanced Materials	11,051	27,075
Sensient Technologies Corporation	7,398	363,834
Stepan Company	3,476	305,297
The Chemours Company	25,808	383,507
Trecora Resources †	3,718	21,007
Tredegar Corporation	4,918	83,901
Trinseo SA	6,856	150,009
Tronox Holdings plc Class A	15,295	112,265

		4,559,566

Construction Materials: 0.07%
Forterra Incorporated †	3,423	46,347
United States Lime & Mineral	417	33,589
US Concrete Incorporated †	2,881	77,326

		157,262

Containers & Packaging: 0.43%
Ardagh Group SA	3,083	54,045
Greif Incorporated Class A	4,312	152,386
Myers Industries Incorporated	4,827	65,502
O-I Glass Incorporated	22,987	248,260
Ranpak Holdings Corporation †	2,666	22,154
Silgan Holdings Incorporated	13,781	394,550
UFP Technologies Incorporated †	1,172	57,815

		994,712

Metals & Mining: 0.95%
AK Steel Holding Corporation †	42,169	97,410
Coeur D’alene Mines Corporation †	36,536	151,990
Commercial Metals Company	18,965	346,301
Compass Minerals International Incorporated	5,639	307,607
Gold Resource Corporation	9,471	38,073
Haynes International Incorporated	2,078	52,594
Kaiser Aluminum Corporation	2,627	248,383
Materion Corporation	3,426	155,335
Mayville Engineering Company Incorporated †	1,085	7,910
Olympic Steel Incorporated	1,479	17,822
Ryerson Holding Corporation †	2,451	20,417
Schnitzer Steel Industries Incorporated Class A	4,268	70,337
Suncoke Energy Incorporated	13,788	63,563
Synalloy Corporation †	1,514	17,335
United States Steel Corporation	26,886	215,626
Universal Stainless & Alloy †	1,510	17,290
Warrior Met Coal Incorporated	8,925	158,151
Worthington Industries Incorporated	6,075	193,185

		2,179,329

Paper & Forest Products: 0.47%
Boise Cascade Company	6,770	240,200
Domtar Corporation	10,486	301,682
Neenah Incorporated	2,941	169,902
PH Glatfelter Company	7,334	104,583

The accompanying notes are an integral part of these financial statements.

158  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Paper & Forest Products (continued)
Schweitzer-Mauduit International Incorporated	5,264	$177,502
Verso Corporation Class A †	5,741	93,636

		1,087,505

Real Estate: 9.34%

Equity REITs: 8.41%
Acadia Realty Trust	15,963	364,595
Agree Realty Corporation	7,819	561,561
Alexander & Baldwin Incorporated	12,431	233,703
Alexander’s Incorporated	390	121,290
American Assets Trust Incorporated	8,461	350,708
American Finance Trust Incorporated	20,253	210,631
Armada Hoffler Properties Incorporated	9,007	150,957
Ashford Hospitality Trust Incorporated	17,915	38,696
Bluerock Residential Growth REIT Incorporated	4,085	42,443
Braemar Hotels & Resorts Incorporated REIT	5,870	43,203
Brandywine Realty Trust	32,934	447,244
Brookfield Property REIT Class A	12,958	211,345
BRT Apartments Corporation REIT	1,750	27,300
CareTrust REIT Incorporated	17,341	361,907
CBL & Associates Properties Incorporated	43,633	23,160
Cedar Shopping Centers Incorporated	15,577	40,344
Chatham Lodging Trust	8,276	115,367
CIM Commercial Trust Corporation REIT	2,014	28,277
Clipper Realty Incorporated	2,265	25,527
Colony Capital Incorporated	90,444	358,158
Columbia Property Trust Incorporated	21,536	406,169
Community Healthcare Trust Incorporated	3,441	163,895
CoreCivic Incorporated	20,653	305,871
CorEnergy Infrastructure Trust Incorporated	2,293	80,026
CorePoint Lodging Incorporated	6,830	54,367
DiamondRock Hospitality	34,456	314,239
Diversified Healthcare Trust	41,205	259,179
Easterly Government Properties Incorporated	13,098	311,339
Empire State Realty Trust Incorporated Class A	32,480	380,016
Essential Properties Realty	14,429	330,568
Farmland Partners REIT Incorporated	4,918	29,065
Four Corners Property Trust Incorporated	12,765	366,228
Franklin Street Properties Corporation	19,624	139,919
Front Yard Residential Corporation REIT	7,781	98,663
Getty Realty Corporation	6,175	175,000
Gladstone Commercial Corporation	5,509	103,955
Gladstone Land REIT Corporation	3,196	42,922
Global Medical REIT Incorporated	6,077	84,896
Global Net Lease Incorporated	15,372	283,613
Hannon Armstrong Sustainable	10,816	367,203
Hersha Hospitality Trust	6,786	78,243
Independence Realty Trust Incorporated	17,186	227,886
Industrial Logistics Properties Trust	12,214	252,341
Innovative Industrial Properties Incorporated	2,036	187,190
Investors Real Estate Trust REIT	2,187	154,074
iStar Financial Incorporated	9,844	148,940
Jernigan Capital Incorporated	3,647	65,354
Kite Realty Group Trust	16,235	262,195

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  159

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Equity REITs (continued)
Lexington Corporate Properties Trust	45,488	$471,711
LTC Properties Incorporated	7,328	328,514
Mack-Cali Realty Corporation	15,506	294,304
MGM Growth Properties LLC Class A	17,561	504,001
Monmouth Real Estate Investment Corporation	16,526	234,669
National Storage Affiliates Trust	10,774	363,515
New Senior Investment Group Incorporated	15,070	91,475
New York REIT Liquidating LLC †(a)‡	4,209	61,417
NexPoint Residential Trust Incorporated	2,621	116,635
Office Properties Income Trust	8,519	248,158
One Liberty Properties Incorporated	2,717	65,480
Paramount Group Incorporated	37,346	453,754
Piedmont Office Realty Trust Incorporated Class A	22,774	491,691
Plymouth Industrial Incorporated	2,337	43,865
PotlatchDeltic Corporation	11,650	428,021
Preferred Apartment Communities Incorporated Class A	8,129	77,551
QTS Realty Trust Incorporated Class A	10,029	563,329
Retail Opportunity Investment Corporation	21,067	316,005
Retail Properties of America Incorporated Class A	40,854	427,741
Retail Value Incorporated	2,834	78,757
RPT Realty	14,090	182,606
Safehold Incorporated REIT	2,066	112,845
Saul Centers Incorporated	2,431	104,557
Seritage Growth Property Class A	6,469	222,404
SITE Centers Corporation	30,131	346,808
Sotherly Hotels Incorporated REIT	2,175	11,158
Spirit MTA REIT (a)	6,981	0
Summit Hotel Properties Incorporated	18,467	171,189
Tanger Factory Outlet Centers Incorporated	16,242	194,579
Taubman Centers Incorporated	11,211	583,645
The Geo Group Incorporated	20,522	300,442
UMH Properties Incorporated	6,217	90,209
Uniti Group Incorporated	29,140	284,406
Universal Health Realty Income Trust	2,346	252,711
Urban Edge Properties	22,253	360,499
Urstadt Biddle Properties Incorporated	5,371	110,696
Washington Prime Group Incorporated	37,498	103,120
Washington REIT	14,726	395,393
Whitestone REIT	7,097	87,222
Xenia Hotels & Resorts Incorporated	20,111	300,861

		19,305,715

Real Estate Management & Development: 0.93%
Altisource Portfolio Solutions SA †	844	13,411
Consolidated-Tomoka Land Company	841	48,366
Cushman & Wakefield plc †	14,318	260,444
eXp World Holdings Incorporated †	3,734	35,697
Forestar Group Incorporated †	3,056	54,672
FRP Holdings Incorporated †	1,068	48,306
Kennedy Wilson Holdings Incorporated	22,198	448,622
Marcus & Millichap Incorporated †	4,079	130,365
Newmark Group Incorporated Class A	25,350	242,093
RE/MAX Holdings Incorporated Class A	2,918	85,060
Realogy Holdings Corporation	19,377	179,625
Redfin Corporation †	12,314	333,217

The accompanying notes are an integral part of these financial statements.

160  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

	Shares	Value

Real Estate Management & Development (continued)
Stratus Properties Incorporated †	1,079	$30,924
The RMR Group Incorporated Class A	2,813	104,812
The St. Joe Company †	6,147	120,911

		2,136,525

Utilities: 3.01%

Electric Utilities: 0.78%
Avangrid Incorporated	9,797	486,813
El Paso Electric Company	7,177	487,103
Genie Energy Limited Class B	2,672	18,490
MGE Energy Incorporated	6,171	440,239
Otter Tail Corporation	6,882	334,534
Spark Energy Incorporated Class A	2,212	18,935

		1,786,114

Gas Utilities: 0.49%
Chesapeake Utilities Corporation	2,711	231,791
Northwest Natural Holding Company	5,310	349,239
RGC Resources Incorporated	1,316	36,124
South Jersey Industries Incorporated	16,440	444,702
Star Group LP	7,747	69,568

		1,131,424

Independent Power & Renewable Electricity Producers: 0.92%
Clearway Energy Incorporated Class C	13,181	277,328
Nextera Energy Partners LP	9,812	565,858
Ormat Technologies Incorporated	7,190	500,999
Pattern Energy Group Incorporated	17,274	467,262
Terraform Power Incorporated Class A	15,841	297,652

		2,109,099

Multi-Utilities: 0.30%
Avista Corporation	11,561	545,101
Unitil Corporation	2,567	144,625

		689,726

Water Utilities: 0.52%
Aquaventure Holdings Limited †	3,322	89,827
Artesian Resources Corporation Class A	1,414	48,543
California Water Service Group	8,674	416,005
Global Water Resources Incorporated	1,707	20,399
Middlesex Water Company	2,824	167,943
Pure Cycle Corporation †	3,501	43,307
SJW Corporation	5,051	309,020
York Water Company	2,233	94,434

		1,189,478

Total Common Stocks (Cost $224,512,698)		220,800,510

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  161

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

		Expiration date	Shares	Value
Rights: 0.00%

Financials: 0.00%

Diversified Financial Services: 0.00%
Schulman Incorporated Class A †(a)‡		8-22-2028	6,818	$0

Thrifts & Mortgage Finance: 0.00%
NewStar Financial Incorporated †(a)		12-26-2027	9,129	0

Health Care: 0.00%

Pharmaceuticals: 0.00%
Corium International Incorporated †(a)‡		3-31-2020	6,709	1,208
Elanco Animal Health Incorporated †(a)		12-31-2021	8,956	0
Spero Therapeutics Incorporated †(a)		12-31-2099	329	178

Total Rights (Cost $6,589)				1,386

Warrants: 0.00%

Energy: 0.00%

Energy Equipment & Services: 0.00%
Parker Drilling Company †(a)		9-16-2024	373	0

Oil, Gas & Consumable Fuels: 0.00%
Battalion Oil Corporation †(a)		10-8-2022	300	0
Battalion Oil Corporation †(a)		10-8-2022	482	0
Battalion Oil Corporation †(a)		10-8-2022	375	0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 2.99%

Investment Companies: 2.99%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52%		6,867,519	6,867,519

Total Short-Term Investments (Cost $6,867,519)				6,867,519

Total investments in securities (Cost $231,386,806)	99.17%	227,669,415

Other assets and liabilities, net	0.83	1,897,830

Total net assets	100.00%	$229,567,245

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

‡	Security is valued using significant unobservable inputs.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long

E-Mini Russell 2000 Index	119	3-20-2020	$9,805,906	$8,775,655	$0	$(1,030,251)

The accompanying notes are an integral part of these financial statements.

162  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

FACTOR ENHANCED SMALL CAP PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	10,752,908	62,327,762	(66,213,151)	6,867,519	$0	$0	$185,648	$6,867,519	2.99%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  163

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 79.87%

Communication Services: 13.57%

Diversified Telecommunication Services: 2.85%
CenturyLink Incorporated	5.80%	3-15-2022	$240,000	$251,700
CenturyLink Incorporated	6.75	12-1-2023	330,000	362,904
Frontier Communications Corporation 144A	8.50	4-1-2026	200,000	202,500
Hughes Satellite Systems Company	7.63	6-15-2021	300,000	315,918
Level 3 Financing Incorporated	5.38	1-15-2024	200,000	199,504
Zayo Group LLC	6.00	4-1-2023	200,000	204,250

				1,536,776

Entertainment: 0.87%
AMC Entertainment Holdings Incorporated	5.88	11-15-2026	300,000	240,000
Netflix Incorporated	4.88	4-15-2028	220,000	231,596

				471,596

Interactive Media & Services: 0.35%
Rackspace Hosting Company 144A	8.63	11-15-2024	200,000	191,500

Media: 8.17%
AMC Networks Incorporated	4.75	8-1-2025	300,000	299,010
CCO Holdings LLC 144A	5.13	5-1-2027	230,000	239,131
CCO Holdings LLC 144A	5.88	5-1-2027	300,000	313,232
Clear Channel Worldwide Holdings Incorporated 144A	9.25	2-15-2024	255,000	270,938
CSC Holdings LLC 144A	5.50	4-15-2027	200,000	210,500
Diamond Sports Group LLC 144A	5.38	8-15-2026	380,000	350,368
DISH DBS Corporation	5.88	7-15-2022	200,000	208,690
DISH DBS Corporation	5.88	11-15-2024	400,000	410,292
Gray Television Incorporated 144A	5.88	7-15-2026	200,000	205,690
iHeartCommunications Incorporated	6.38	5-1-2026	340,000	365,398
Lamar Media Corporation	5.00	5-1-2023	200,000	201,500
Meredith Corporation	6.88	2-1-2026	200,000	200,540
Neptune Finco Corporation 144A	10.88	10-15-2025	200,000	219,440
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	200,000	207,010
Outfront Media Capital Corporation 144A	4.63	3-15-2030	200,000	200,558
Sirius XM Radio Incorporated 144A	5.00	8-1-2027	300,000	313,875
Univision Communications Incorporated 144A	5.13	5-15-2023	200,000	193,500

				4,409,672

Wireless Telecommunication Services: 1.33%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	200,000	203,500
Sprint Corporation	7.25	9-15-2021	200,000	212,270
T-Mobile USA Incorporated	4.50	2-1-2026	300,000	304,035

				719,805

Consumer Discretionary: 11.90%

Auto Components: 1.20%
American Axle & Manufacturing Incorporated	6.25	3-15-2026	210,000	202,020
Goodyear Tire & Rubber Company	5.13	11-15-2023	200,000	198,440
Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	240,000	246,528

				646,988

The accompanying notes are an integral part of these financial statements.

164  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Automobiles: 0.37%
Tesla Incorporated 144A	5.30%	8-15-2025	$200,000	$200,000

Diversified Consumer Services: 0.89%
Prime Security Services Borrower LLC 144A	5.25	4-15-2024	260,000	269,100
Service Corporation International	4.63	12-15-2027	200,000	209,500

				478,600

Hotels, Restaurants & Leisure: 3.70%
Caesars Resort Collection LLC 144A	5.25	10-15-2025	200,000	196,404
Eldorado Resorts Incorporated	6.00	4-1-2025	200,000	209,000
Golden Nugget Incorporated 144A	6.75	10-15-2024	300,000	294,660
Hilton Worldwide Finance LLC	4.63	4-1-2025	200,000	200,750
KFC Holding Company 144A	5.00	6-1-2024	300,000	302,364
MGM Resorts International	4.63	9-1-2026	200,000	208,000
Scientific Games International Incorporated 144A	7.25	11-15-2029	200,000	194,760
Six Flags Entertainment Company 144A	4.88	7-31-2024	200,000	197,400
Wynn Las Vegas LLC 144A	5.50	3-1-2025	200,000	196,250

				1,999,588

Household Durables: 2.26%
Hovnanian Enterprises Incorporated 144A	10.00	7-15-2022	200,000	174,000
Lennar Corporation	4.50	4-30-2024	300,000	318,624
Newell Brands Incorporated	3.85	4-1-2023	290,000	301,500
PulteGroup Incorporated	5.50	3-1-2026	200,000	220,400
Toll Brothers Finance Corporation	4.38	4-15-2023	200,000	208,000

				1,222,524

Leisure Products: 0.39%
Mattel Incorporated 144A	6.75	12-31-2025	200,000	210,190

Multiline Retail: 0.47%
J.C. Penney Corporation Incorporated 144A	5.88	7-1-2023	300,000	251,256

Specialty Retail: 1.87%
ABC Supply Company Incorporated 144A	4.00	1-15-2028	200,000	195,250
L Brands Incorporated	5.63	2-15-2022	200,000	209,520
L Brands Incorporated	6.75	7-1-2036	200,000	202,500
PetSmart Incorporated 144A	7.13	3-15-2023	200,000	195,500
Staples Incorporated 144A	7.50	4-15-2026	210,000	208,625

				1,011,395

Textiles, Apparel & Luxury Goods: 0.75%
HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	209,000
Wolverine Escrow LLC 144A	8.50	11-15-2024	200,000	195,040

				404,040

Consumer Staples: 4.24%

Food & Staples Retailing: 1.72%
Albertsons Companies LLC 144A	7.50	3-15-2026	200,000	222,250
Aramark Services Incorporated	4.75	6-1-2026	300,000	310,500
Performance Food Group Company 144A	5.50	10-15-2027	200,000	210,750
Rite Aid Corporation 144A	6.13	4-1-2023	200,000	183,250

				926,750

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  165

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Food Products: 2.14%
B&G Foods Incorporated	5.25%	9-15-2027	$200,000	$198,000
JBS USA Finance Incorporated 144A	5.75	6-15-2025	300,000	307,125
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	200,000	207,510
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	200,000	207,260
Post Holdings Incorporated 144A	5.50	12-15-2029	230,000	238,625

				1,158,520

Household Products: 0.38%
Energizer Holdings Incorporated 144A	5.50	6-15-2025	200,000	202,960

Energy: 10.65%

Energy Equipment & Services: 1.20%
Diamond Offshore Drilling Incorporated	5.70	10-15-2039	300,000	129,939
Hilcorp Energy Company 144A	5.75	10-1-2025	200,000	160,000
SESI LLC	7.13	12-15-2021	200,000	162,600
USA Compression Partners LP	6.88	4-1-2026	200,000	193,520

				646,059

Oil, Gas & Consumable Fuels: 9.45%
Antero Midstream Partners LP 144A	5.75	1-15-2028	200,000	137,290
Antero Resources Corporation	5.13	12-1-2022	200,000	124,500
Ascent Resources Utica Holdings LLC 144A	10.00	4-1-2022	195,000	166,183
Buckeye Partners LP	5.85	11-15-2043	200,000	184,000
California Resources Corporation 144A	8.00	12-15-2022	200,000	46,000
Cheniere Energy Partners LP	5.25	10-1-2025	200,000	200,504
Chesapeake Energy Corporation	7.00	10-1-2024	300,000	105,000
Crestwood Midstream Partners LP	6.25	4-1-2023	200,000	190,040
CrownRock LP 144A	5.63	10-15-2025	200,000	192,500
DCP Midstream Operating LP	3.88	3-15-2023	200,000	199,100
DCP Midstream Operating LP (3 Month LIBOR +3.85%) 144A±	5.85	5-21-2043	200,000	180,000
Denbury Resources Incorporated 144A	9.00	5-15-2021	200,000	175,000
EnLink Midstream Partners LP	5.45	6-1-2047	350,000	253,645
EQT Corporation	7.00	2-1-2030	250,000	186,250
Extraction Oil & Gas Incorporated 144A	5.63	2-1-2026	200,000	70,000
Murphy Oil Corporation	6.88	8-15-2024	200,000	199,480
Nabors Industries Incorporated	5.75	2-1-2025	200,000	143,500
NGL Enrgy Partners LP	7.50	11-1-2023	200,000	185,040
Oasis Petroleum Incorporated	6.88	3-15-2022	190,000	149,150
Peabody Energy Corporation 144A	6.38	3-31-2025	200,000	137,500
QEP Resources Incorporated	5.25	5-1-2023	200,000	177,040
Range Resources Corporation	4.88	5-15-2025	200,000	126,440
SM Energy Company	6.75	9-15-2026	200,000	158,000
Southwestern Energy Company	7.75	10-1-2027	200,000	151,500
Sunoco LP	4.88	1-15-2023	210,000	209,374
Tallgrass Energy Partners LP 144A	5.50	1-15-2028	200,000	178,040
Targa Resources Partners LP	4.25	11-15-2023	200,000	198,100
Targa Resources Partners LP	5.13	2-1-2025	200,000	200,754
Transocean Incorporated	6.80	3-15-2038	300,000	163,500
Whiting Petroleum Corporation	5.75	3-15-2021	200,000	115,000
WPX Energy Incorporated	5.25	9-15-2024	200,000	201,000

				5,103,430

Financials: 7.20%

Banks: 0.39%
CIT Group Incorporated	5.00	8-1-2023	200,000	213,500

The accompanying notes are an integral part of these financial statements.

166  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Capital Markets: 0.50%
MSCI Incorporated 144A	4.75%	8-1-2026	$260,000	$270,000

Consumer Finance: 2.69%
Navient Corporation	5.88	10-25-2024	200,000	205,004
Navient Corporation	6.63	7-26-2021	200,000	205,904
Navient Corporation	6.75	6-25-2025	200,000	211,000
Quicken Loans Incorporated 144A	5.25	1-15-2028	200,000	206,940
Springleaf Finance Corporation	6.13	5-15-2022	200,000	210,824
Springleaf Finance Corporation	7.13	3-15-2026	370,000	410,697

				1,450,369

Diversified Financial Services: 1.35%
Harland Clarke Holdings 144A	9.25	3-1-2021	200,000	200,000
Hilton Domestic Operating Company	4.25	9-1-2024	200,000	200,666
Refinitiv U.S. Holdings Company 144A	8.25	11-15-2026	300,000	330,300

				730,966

Insurance: 1.12%
Acrisure LLC 144A	7.00	11-15-2025	200,000	195,440
Genworth Holdings Incorporated	7.63	9-24-2021	200,000	205,364
HUB International Limited 144A	7.00	5-1-2026	200,000	201,990

				602,794

Mortgage REITs: 0.75%
Realogy Group LLC 144A	9.38	4-1-2027	200,000	205,000
Starwood Property Trust Incorporated	5.00	12-15-2021	200,000	197,754

				402,754

Thrifts & Mortgage Finance: 0.40%
Nationstar Mortgage Holdings Incorporated 144A	9.13	7-15-2026	200,000	216,604

Health Care: 6.52%

Health Care Equipment & Supplies: 0.38%
Hologic Incorporated 144A	4.38	10-15-2025	200,000	203,690

Health Care Providers & Services: 5.27%
Centene Corporation	4.75	1-15-2025	250,000	256,338
Centene Corporation 144A	5.25	4-1-2025	200,000	205,750
Davita Incorporated	5.13	7-15-2024	300,000	303,999
Encompass Health Corporation	5.75	11-1-2024	116,000	117,024
Envision Healthcare Corporation 144A	8.75	10-15-2026	200,000	105,861
HCA Incorporated	5.88	5-1-2023	220,000	240,350
Jaguar Holding Company II 144A	6.38	8-1-2023	200,000	206,376
MEDNAX Incorporated 144A	6.25	1-15-2027	200,000	191,990
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	300,000	279,066
MPT Operating Partnership LP	5.00	10-15-2027	200,000	208,702
Polaris Intermediate Corporation 144A	8.50	12-1-2022	230,000	195,523
Tenet Healthcare Corporation	5.13	5-1-2025	300,000	302,250
Tenet Healthcare Corporation 144A	6.25	2-1-2027	220,000	230,450

				2,843,679

Life Sciences Tools & Services: 0.58%
Avantor Incorporated 144A	6.00	10-1-2024	300,000	314,874

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  167

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.29%
Endo Finance LLC 144A	6.00%	7-15-2023	$200,000	$157,004

Industrials: 6.65%

Aerospace & Defense: 1.30%
Alcoa Incorporated	5.87	2-23-2022	280,000	294,700
TransDigm Group Incorporated	6.38	6-15-2026	200,000	205,510
TransDigm Group Incorporated	6.50	7-15-2024	200,000	204,500

				704,710

Air Freight & Logistics: 0.38%
XPO Logistics Incorporated 144A	6.13	9-1-2023	200,000	204,126

Commercial Services & Supplies: 1.28%
ADT Corporation	6.25	10-15-2021	240,000	250,253
APTIM Corporation 144A	7.75	6-15-2025	200,000	113,834
Pitney Bowes Incorporated	4.63	3-15-2024	200,000	190,600
West Corp Company 144A	8.50	10-15-2025	200,000	134,500

				689,187

Construction & Engineering: 1.38%
AECOM	5.88	10-15-2024	200,000	219,500
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	200,000	214,000
United Rentals North America Incorporated	5.50	5-15-2027	300,000	313,500

				747,000

Electrical Equipment: 0.40%
Vertiv Group Corporation 144A	9.25	10-15-2024	200,000	213,876

Professional Services: 0.41%
The Dun & Bradstreet Corporation 144A	10.25	2-15-2027	200,000	224,500

Road & Rail: 0.41%
The Hertz Corporation 144A	5.50	10-15-2024	230,000	220,186

Trading Companies & Distributors: 1.09%
Beacon Escrow Corporation 144A	4.88	11-1-2025	200,000	192,940
FXI Holdings Incorporated 144A	7.88	11-1-2024	200,000	188,000
Herc Holdings Incorporated 144A	5.50	7-15-2027	200,000	207,480

				588,420

Information Technology: 5.51%

Communications Equipment: 1.17%
CommScope Incorporated 144A	5.50	6-15-2024	260,000	247,026
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	200,000	180,980
Viasat Incorporated 144A	5.63	4-15-2027	200,000	202,625

				630,631

Electronic Equipment, Instruments & Components: 0.41%
CDW LLC	5.50	12-1-2024	200,000	220,000

IT Services: 0.40%
VeriSign Incorporated	5.25	4-1-2025	200,000	216,800

The accompanying notes are an integral part of these financial statements.

168  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Semiconductors & Semiconductor Equipment: 0.38%
Broadcom Incorporated 144A	5.00%	4-15-2025	$200,000	$203,032

Software: 1.87%
CDK Global Incorporated 144A	5.25	5-15-2029	200,000	213,250
IQVIA Incorporated 144A	5.00	5-15-2027	200,000	206,750
Solera Finance Incorporated 144A	10.50	3-1-2024	200,000	211,252
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	210,500
Veritas US Incorporated 144A	10.50	2-1-2024	200,000	171,000

				1,012,752

Technology Hardware, Storage & Peripherals: 1.28%
Dell Incorporated	4.63	4-1-2021	270,000	272,768
NCR Corporation 144A	5.75	9-1-2027	200,000	210,500
Western Digital Corporation	4.75	2-15-2026	200,000	206,500

				689,768

Materials: 7.03%

Chemicals: 1.46%
CF Industries Incorporated	4.95	6-1-2043	200,000	212,160
Chemours Company	6.63	5-15-2023	200,000	192,666
Olin Corporation	5.00	2-1-2030	200,000	192,760
Tronox Incorporated 144A	6.50	4-15-2026	200,000	191,990

				789,576

Construction Materials: 0.57%
Standard Industries Incorporated 144A	5.00	2-15-2027	300,000	307,982

Containers & Packaging: 3.07%
Ardagh Holdings USA Incorporated 144A	5.25	8-15-2027	200,000	203,260
Ball Corporation	5.25	7-1-2025	200,000	221,166
Berry Global Incorporated 144A	5.63	7-15-2027	200,000	207,990
BWAY Holding Company 144A	5.50	4-15-2024	210,000	207,904
Crown Americas Capital Corporation IV	4.50	1-15-2023	200,000	202,800
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	200,000	194,504
Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	200,000	202,000
Sealed Air Corporation 144A	5.50	9-15-2025	200,000	219,000

				1,658,624

Metals & Mining: 1.93%
Cleveland-Cliffs Incorporated	5.75	3-1-2025	200,000	182,000
Freeport-McMoRan Incorporated	5.25	9-1-2029	290,000	293,045
Freeport-McMoRan Incorporated	5.40	11-14-2034	200,000	195,071
Novelis Corporation 144A	4.75	1-30-2030	200,000	196,560
United States Steel Corporation	6.88	8-15-2025	200,000	173,166

				1,039,842

Real Estate: 3.11%

Equity REITs: 2.55%
ESH Hospitality Incorporated 144A	5.25	5-1-2025	200,000	201,166
Iron Mountain Incorporated 144A	5.25	3-15-2028	260,000	269,178
iStar Incorporated	4.25	8-1-2025	200,000	198,500

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  169

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
MGM Growth Properties Operating Partnership LP	4.50%	9-1-2026	$300,000	$310,500
Uniti Group Incorporated 144A	6.00	4-15-2023	200,000	195,500
VICI Properties Incorporated 144A	4.25	12-1-2026	200,000	202,020

				1,376,864

Real Estate Management & Development: 0.56%
Icahn Enterprises Company	6.25	2-1-2022	300,000	305,136

Utilities: 3.49%

Electric Utilities: 0.67%
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	210,000	219,033
Talen Energy Supply LLC	6.50	6-1-2025	200,000	143,500

				362,533

Gas Utilities: 0.85%
AmeriGas Partners LP	5.63	5-20-2024	200,000	207,940
Ferrellgas LP	6.75	6-15-2023	300,000	250,626

				458,566

Independent Power & Renewable Electricity Producers: 1.97%
Calpine Corporation 144A	5.13	3-15-2028	230,000	216,200
NRG Energy Incorporated	5.75	1-15-2028	200,000	207,760
TerraForm Power Operating LLC 144A	4.75	1-15-2030	220,000	228,525
The AES Corporation	5.50	4-15-2025	200,000	204,584
Vistra Operations Company LLC 144A	5.63	2-15-2027	200,000	205,000

				1,062,069

Total Corporate Bonds and Notes (Cost $44,596,079)				43,124,063

Yankee Corporate Bonds and Notes: 16.06%

Communication Services: 4.76%

Diversified Telecommunication Services: 1.37%
SFR Group SA 144A	7.38	5-1-2026	300,000	314,610
Telecom Italia Capital SpA	6.00	9-30-2034	200,000	222,500
Virgin Media Finance plc 144A	6.00	10-15-2024	200,000	204,394

				741,504

Media: 2.17%
Altice Finco SA 144A	7.63	2-15-2025	320,000	333,200
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	220,000	217,250
UPC Holding BV 144A	5.50	1-15-2028	200,000	202,820
Videotron Limited 144A	5.13	4-15-2027	200,000	209,741
Ziggo BV 144A	4.88	1-15-2030	200,000	206,571

				1,169,582

Wireless Telecommunication Services: 1.22%
C&W Senior Financing Designated Activity 144A	6.88	9-15-2027	200,000	211,000
VEON Holdings BV 144A	4.00	4-9-2025	210,000	215,513
Vodafone Group plc (5 Year USD Swap +4.87%) ±	7.00	4-4-2079	200,000	231,015

				657,528

The accompanying notes are an integral part of these financial statements.

170  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Consumer Discretionary: 3.00%

Auto Components: 0.32%
Adient Global Holdings Limited 144A	4.88%	8-15-2026	$200,000	$172,500

Automobiles: 1.17%
Fiat Chrysler Automobiles NV	5.25	4-15-2023	200,000	209,002
IHO Verwaltungs GmbH (PIK at 7.13%) 144A¥	6.38	5-15-2029	240,000	253,200
Jaguar Land Rover Automotive plc 144A	4.50	10-1-2027	200,000	168,750

				630,952

Hotels, Restaurants & Leisure: 1.18%
International Game Technology plc 144A	6.50	2-15-2025	200,000	216,500
MGM China Holdings Limited 144A	5.88	5-15-2026	220,000	222,750
Wynn Macau Limited 144A	5.13	12-15-2029	200,000	196,000

				635,250

Leisure Products: 0.33%
VOC Escrow Limited 144A	5.00	2-15-2028	200,000	178,500

Energy: 2.02%

Energy Equipment & Services: 0.90%
Alcoa Nederland Holding Company BV 144A	6.75	9-30-2024	200,000	205,004
Noble Holding International Limited	8.95	4-1-2045	200,000	70,000
Valaris plc	4.88	6-1-2022	200,000	130,000
Valaris plc	7.75	2-1-2026	200,000	78,990

				483,994

Oil, Gas & Consumable Fuels: 1.12%
KCA Deutag UK Finance plc 144A	9.63	4-1-2023	200,000	117,500
MEG Energy Corporation 144A	6.50	1-15-2025	300,000	295,500
Weatherford International Limited 144A	11.00	12-1-2024	200,000	193,500

				606,500

Financials: 3.01%

Banks: 1.50%
Barclays plc	4.38	9-11-2024	200,000	213,315
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	330,000	314,150
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	260,000	282,803

				810,268

Diversified Financial Services: 1.51%
Global Aircraft Leasing Company Limited 144A	6.50	9-15-2024	200,000	196,375
Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	200,000	205,000
New Red Finance Incorporated 144A	5.00	10-15-2025	200,000	200,916
Trivium Packaging Finance BV 144A	8.50	8-15-2027	200,000	210,260

				812,551

Health Care: 1.06%

Pharmaceuticals: 1.06%
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	220,000	242,000
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	300,000	329,184

				571,184

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  171

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Industrials: 1.31%

Aerospace & Defense: 0.54%
Bombardier Incorporated 144A	6.00%	10-15-2022	$300,000	$293,813

Electrical Equipment: 0.39%
Sensata Technologies BV 144A	5.00	10-1-2025	200,000	210,520

Professional Services: 0.38%
GFL Environmental Incorporated 144A	5.38	3-1-2023	200,000	204,000

Information Technology: 0.37%

Software: 0.37%
Open Text Corporation 144A	5.63	1-15-2023	200,000	202,380

Materials: 0.53%

Metals & Mining: 0.53%
FMG Resources Proprietary Limited 144A	5.13	3-15-2023	280,000	287,756

Total Yankee Corporate Bonds and Notes (Cost $8,870,986)				8,668,782

	Yield		Shares
Short-Term Investments: 2.48%

Investment Companies: 2.48%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52		1,339,300	1,339,300

Total Short-Term Investments (Cost $1,339,300)				1,339,300

Total investments in securities (Cost $54,806,365)	98.41%	53,132,145

Other assets and liabilities, net	1.59	856,887

Total net assets	100.00%	$53,989,032

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

172  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

HIGH YIELD CORPORATE BOND PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	486,162	17,422,603	(16,569,465)	1,339,300	$0	$0	$16,925	$1,339,300	2.48%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  173

Portfolio of investments—February 29, 2020

INTERNATIONAL GOVERNMENT BOND PORTFOLIO

	Interest rate	Maturity date	Principal		Value
Foreign Government Bonds: 99.15%
Australian Government Bond Series 145	2.75%	6-21-2035	AUD	350,000	$283,484
Australian Government Bond Series 150	3.00	3-21-2047	AUD	190,000	168,003
Belgium Government Bond Series 71	3.75	6-22-2045	EUR	220,000	444,664
Bundesrepublik Deutschland	0.01	2-15-2030	EUR	100,000	117,337
Bundesrepublik Deutschland	0.25	8-15-2028	EUR	100,000	119,435
Canada Government	2.75	12-1-2048	CAD	300,000	300,644
Canada Government	5.00	6-1-2037	CAD	100,000	117,387
Czech Republic	3.85	9-29-2021	CZK	2,380,000	106,732
Finland Government Bond 144A	0.01	9-15-2023	EUR	390,000	441,008
France Government Bond 144A	1.25	5-25-2036	EUR	370,000	489,092
France Government Bond 144A	1.50	5-25-2050	EUR	280,000	402,928
Ireland Government Bond Series 2023	3.90	3-20-2023	EUR	160,000	200,734
Italy Buoni Poliennali del Tesoro 144A	3.35	3-1-2035	EUR	280,000	382,717
Italy Buoni Poliennali del Tesoro 144A	3.85	9-1-2049	EUR	327,000	499,085
Japan Government 5 Year Bond	0.10	6-20-2021	JPY	196,000,000	1,824,968
Japan Government 5 Year Bond Series 136	0.10	6-20-2023	JPY	49,000,000	459,885
Korea Treasury Bond	3.75	12-10-2033	KRW	105,000,000	112,266
Korea Treasury Bond	4.00	12-10-2031	KRW	315,000,000	333,660
Malaysia Government Bond	4.23	6-30-2031	MYR	1,240,000	327,867
Mexico	8.00	12-7-2023	MXN	7,780,000	413,317
Netherlands Government Bond 144A	0.25	7-15-2029	EUR	370,000	437,167
New Zealand Government Bond	2.75	4-15-2037	NZD	150,000	112,572
Norway Government Bond Series 480 144A	2.00	4-26-2028	NOK	980,000	111,427
Poland Series 0428	2.75	4-25-2028	PLN	1,260,000	345,401
Republic of Austria 144A	0.50	2-20-2029	EUR	390,000	465,224
Russia Government Bond	7.70	3-16-2039	RUB	11,790,000	197,463
Singapore Government Bond	2.88	7-1-2029	SGD	280,000	227,435
Spain Government Bond 144A	1.40	7-30-2028	EUR	370,000	450,419
Switzerland Bond	4.00	2-11-2023	CHF	100,000	118,677
Thailand Government Bond	2.40	12-17-2023	THB	6,650,000	222,457
United Kingdom Gilt	0.75	7-22-2023	GBP	680,000	884,725

Total Foreign Government Bonds (Cost $11,135,469)					11,118,180

	Yield		Shares
Short-Term Investments: 0.46%

Investment Companies: 0.46%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52			51,894	51,894

Total Short-Term Investments (Cost $51,894)					51,894

Total investments in securities (Cost $11,187,363)	99.61%	11,170,074

Other assets and liabilities, net	0.39	44,201

Total net assets	100.00%	$11,214,275

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

174  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INTERNATIONAL GOVERNMENT BOND PORTFOLIO

Abbreviations:

AUD	Australian dollar

CAD	Canadian dollar

CHF	Swiss franc

CZK	Czech koruna

EUR	Euro

GBP	Great British pound

JPY	Japanese yen

KRW	Republic of Korea won

MXN	Mexican peso

MYR	Malaysian ringgit

NOK	Norwegian krone

NZD	New Zealand dollar

PLN	Polish zloty

RUB	Russian ruble

SGD	Singapore dollar

THB	Thai baht

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

512,887 USD	55,800,000 JPY	State Street Bank	3/6/2020	$0	$(4,535)

491,812 USD	380,000 GBP	State Street Bank	3/6/2020	4,553	0

113,337 USD	155,000 SGD	State Street Bank	3/6/2020	2,056	0

108,945 USD	3,300,000 THB	State Street Bank	3/6/2020	4,361	0

106,443 USD	2,110,000 MXN	State Street Bank	3/6/2020	0	(707)

122,943 USD	480,000 PLN	State Street Bank	3/6/2020	552	0

154,919 USD	240,000 AUD	State Street Bank	3/6/2020	0	(1,443)

22,614 USD	220,000 SEK	State Street Bank	3/6/2020	0	(284)

460,000 SEK	48,359 USD	State Street Bank	3/6/2020	0	(481)

830,000 SEK	87,190 USD	State Street Bank	3/6/2020	0	(803)

240,000 CAD	180,708 USD	State Street Bank	3/6/2020	0	(1,903)

475,000 AUD	322,069 USD	State Street Bank	3/6/2020	0	(12,603)

22,042 USD	150,000 DKK	State Street Bank	3/6/2020	0	(121)

587,000 EUR	650,773 USD	State Street Bank	3/6/2020	0	(2,628)

300,000 CZK	12,947 USD	State Street Bank	3/6/2020	70	0

1,450,000 DKK	215,286 USD	State Street Bank	3/6/2020	0	(1,041)

153,000 CAD	115,199 USD	State Street Bank	3/6/2020	0	(1,211)

150,000 NOK	16,311 USD	State Street Bank	3/6/2020	0	(368)

10,000 AUD	6,801 USD	State Street Bank	3/6/2020	0	(286)

206,621 USD	13,400,000 RUB	State Street Bank	3/12/2020	6,572	0

209,130 USD	875,000 MYR	State Street Bank	3/12/2020	1,590	0

385,000,000 KRW	324,771 USD	State Street Bank	3/12/2020	0	(7,729)

265,000 EUR	292,631 USD	State Street Bank	6/8/2020	1,521	0

108,614 USD	175,000 NZD	State Street Bank	6/8/2020	0	(865)

				$21,275	$(37,008)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  175

Portfolio of investments—February 29, 2020

INTERNATIONAL GOVERNMENT BOND PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	13,185	1,083,316	(1,044,607)	51,894	$0	$0	$1,549	$51,894	0.46%

The following table shows the percent of total long-term investments by country allocation as of February 29, 2020:

Japan	20.54%
France	8.02
United Kingdom	7.96
Italy	7.93
Austria	4.18
Australia	4.06
Spain	4.05
South Korea	4.01
Belgium	4.00
Finland	3.97
Netherlands	3.93
Canada	3.76
Mexico	3.72
Poland	3.11
Malaysia	2.95
Germany	2.13
Singapore	2.05
Thailand	2.00
Ireland	1.81
Russia	1.78
Switzerland	1.07
New Zealand	1.01
Norway	1.00
Czech Republic	0.96

100.00%

The accompanying notes are an integral part of these financial statements.

176  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 80.01%

Communication Services: 3.99%

Diversified Telecommunication Services: 0.99%
AT&T Incorporated	3.00%	2-15-2022	$200,000	$205,400
AT&T Incorporated	3.40	6-15-2022	70,000	72,864
AT&T Incorporated	4.00	1-15-2022	210,000	219,792
AT&T Incorporated	4.30	12-15-2042	350,000	387,937
AT&T Incorporated	4.50	5-15-2035	230,000	264,619
AT&T Incorporated	4.90	6-15-2042	36,000	42,458
Verizon Communications Incorporated	3.85	11-1-2042	260,000	294,558
Verizon Communications Incorporated	4.13	3-16-2027	200,000	228,157
Verizon Communications Incorporated	4.67	3-15-2055	655,000	869,979

				2,585,764

Entertainment: 0.27%
Viacom Incorporated	6.88	4-30-2036	238,000	327,258
Walt Disney Company	2.55	2-15-2022	175,000	179,492
Walt Disney Company	4.13	12-1-2041	175,000	214,337

				721,087

Interactive Media & Services: 0.17%
Alphabet Incorporated	3.38	2-25-2024	87,000	94,048
Alphabet Incorporated	3.63	5-19-2021	350,000	359,744

				453,792

Media: 2.56%
CBS Corporation	3.70	8-15-2024	350,000	375,666
CBS Corporation	4.85	7-1-2042	140,000	158,757
CBS Corporation	4.90	8-15-2044	350,000	397,668
Charter Communications Operating LLC	4.46	7-23-2022	400,000	424,478
Charter Communications Operating LLC	4.91	7-23-2025	400,000	448,182
Comcast Corporation	2.35	1-15-2027	210,000	217,053
Comcast Corporation	3.13	7-15-2022	350,000	364,964
Comcast Corporation	4.00	11-1-2049	200,000	237,233
Comcast Corporation	4.40	8-15-2035	210,000	259,648
Comcast Corporation	4.75	3-1-2044	262,000	338,822
Discovery Communications LLC	3.30	5-15-2022	175,000	180,905
Discovery Communications LLC	3.95	3-20-2028	400,000	434,776
Discovery Communications LLC	4.38	6-15-2021	210,000	217,237
Discovery Communications LLC	6.35	6-1-2040	175,000	232,569
Fox Corporation 144A	5.48	1-25-2039	700,000	897,632
Omnicom Group Incorporated	3.63	5-1-2022	175,000	182,946
Time Warner Cable Incorporated	5.50	9-1-2041	210,000	245,616
Time Warner Cable Incorporated	6.55	5-1-2037	300,000	390,818
Time Warner Cable Incorporated	8.38	3-15-2023	175,000	208,320
Time Warner Entertainment Company LP	8.38	7-15-2033	210,000	305,301
Viacom Incorporated	5.50	5-15-2033	140,000	176,403

				6,694,994

Consumer Discretionary: 5.07%

Auto Components: 0.12%
Lear Corporation	5.25	1-15-2025	297,000	305,176

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  177

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Automobiles: 0.54%
Ford Motor Company	7.45%	7-16-2031	$700,000	$793,967
General Motors Company	6.25	10-2-2043	175,000	198,846
General Motors Company	6.60	4-1-2036	350,000	420,796

				1,413,609

Hotels, Restaurants & Leisure: 1.18%
GLP Capital LP	5.30	1-15-2029	400,000	462,240
McDonald’s Corporation	2.63	1-15-2022	250,000	255,624
McDonald’s Corporation	3.38	5-26-2025	245,000	264,221
McDonald’s Corporation	3.63	5-20-2021	70,000	71,731
McDonald’s Corporation	4.60	5-26-2045	175,000	218,347
McDonald’s Corporation	6.30	10-15-2037	210,000	298,370
Starbucks Corporation	4.00	11-15-2028	500,000	574,754
Starbucks Corporation	4.50	11-15-2048	800,000	953,011

				3,098,298

Household Durables: 0.12%
Whirlpool Corporation	4.00	3-1-2024	87,000	94,260
Whirlpool Corporation	4.70	6-1-2022	140,000	149,346
Whirlpool Corporation	4.85	6-15-2021	70,000	73,053

				316,659

Internet & Direct Marketing Retail: 0.79%
Amazon.com Incorporated	4.05	8-22-2047	400,000	512,074
Amazon.com Incorporated	4.25	8-22-2057	400,000	536,144
Amazon.com Incorporated	4.95	12-5-2044	300,000	411,467
eBay Incorporated	4.00	7-15-2042	175,000	177,374
Expedia Incorporated	4.50	8-15-2024	70,000	76,340
QVC Incorporated	4.38	3-15-2023	210,000	218,726
QVC Incorporated	5.13	7-2-2022	140,000	148,603

				2,080,728

Leisure Products: 0.05%
Hasbro Incorporated	6.35	3-15-2040	108,000	135,693

Multiline Retail: 0.73%
Dollar General Corporation	3.25	4-15-2023	245,000	257,191
Kohl’s Corporation	3.25	2-1-2023	105,000	108,227
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	140,000	143,174
Nordstrom Incorporated	4.00	10-15-2021	175,000	179,673
Nordstrom Incorporated	5.00	1-15-2044	70,000	68,176
Target Corporation	2.90	1-15-2022	175,000	180,301
Target Corporation	3.63	4-15-2046	210,000	242,943
Target Corporation	3.90	11-15-2047	600,000	723,863

				1,903,548

Specialty Retail: 1.48%
AutoZone Incorporated	2.88	1-15-2023	175,000	181,722
AutoZone Incorporated	3.13	7-15-2023	105,000	110,249
Home Depot Incorporated	3.50	9-15-2056	260,000	294,416
Home Depot Incorporated	3.75	2-15-2024	350,000	381,748
Home Depot Incorporated	4.40	4-1-2021	350,000	358,914
Lowe’s Companies Incorporated	2.50	4-15-2026	350,000	361,568

The accompanying notes are an integral part of these financial statements.

178  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Specialty Retail (continued)
Lowe’s Companies Incorporated	3.12%	4-15-2022	$140,000	$144,064
Lowe’s Companies Incorporated	3.75	4-15-2021	105,000	106,993
Lowe’s Companies Incorporated	3.88	9-15-2023	175,000	188,754
Lowe’s Companies Incorporated	4.25	9-15-2044	175,000	199,492
Lowe’s Companies Incorporated	4.38	9-15-2045	200,000	234,854
O’Reilly Automotive Incorporated	3.80	9-1-2022	105,000	110,270
O’Reilly Automotive Incorporated	4.63	9-15-2021	105,000	109,180
Unilever Capital Corporation	2.00	7-28-2026	500,000	521,369
Unilever Capital Corporation	5.90	11-15-2032	410,000	578,045

				3,881,638

Textiles, Apparel & Luxury Goods: 0.06%
Nike Incorporated	2.25	5-1-2023	70,000	72,188
Nike Incorporated	3.63	5-1-2043	70,000	79,831

				152,019

Consumer Staples: 6.74%

Beverages: 2.06%
Anheuser-Busch InBev Finance Company	4.00	1-17-2043	210,000	226,379
Anheuser-Busch InBev Finance Company	4.63	2-1-2044	245,000	293,463
Anheuser-Busch InBev Worldwide Incorporated	3.75	7-15-2042	252,000	269,946
Anheuser-Busch InBev Worldwide Incorporated	4.75	4-15-2058	400,000	483,536
Constellation Brands Incorporated	3.15	8-1-2029	300,000	315,703
Constellation Brands Incorporated	3.75	5-1-2021	98,000	100,714
Constellation Brands Incorporated	4.25	5-1-2023	360,000	385,381
Keurig Dr Pepper Incorporated	4.60	5-25-2028	700,000	806,811
Molson Coors Brewing Company	2.10	7-15-2021	260,000	261,991
PepsiCo Incorporated	2.75	3-5-2022	259,000	265,600
PepsiCo Incorporated	3.00	8-25-2021	175,000	179,028
PepsiCo Incorporated	3.60	8-13-2042	285,000	331,698
PepsiCo Incorporated	4.00	3-5-2042	175,000	209,184
PepsiCo Incorporated	4.25	10-22-2044	140,000	175,363
The Coca-Cola Company	2.55	6-1-2026	500,000	534,299
The Coca-Cola Company	2.88	10-27-2025	200,000	215,988
The Coca-Cola Company	3.20	11-1-2023	280,000	299,013
The Coca-Cola Company	3.30	9-1-2021	49,000	50,576

				5,404,673

Food & Staples Retailing: 1.22%
Sysco Corporation	3.30	7-15-2026	200,000	217,079
Sysco Corporation	5.38	9-21-2035	200,000	273,070
The Kroger Company	3.40	4-15-2022	175,000	181,261
The Kroger Company	3.85	8-1-2023	175,000	188,063
The Kroger Company	5.00	4-15-2042	175,000	209,817
The Kroger Company	5.15	8-1-2043	105,000	131,625
The Kroger Company	6.90	4-15-2038	210,000	298,304
Wal-Mart Stores Incorporated	4.25	4-15-2021	350,000	361,508
Wal-Mart Stores Incorporated	4.88	7-8-2040	175,000	239,336
Wal-Mart Stores Incorporated	5.63	4-1-2040	180,000	266,322
Wal-Mart Stores Incorporated	5.88	4-5-2027	70,000	88,968
Walgreens Boots Alliance Incorporated	3.45	6-1-2026	200,000	210,290
Walgreens Boots Alliance Incorporated	3.80	11-18-2024	200,000	213,712
Walgreens Boots Alliance Incorporated	4.80	11-18-2044	300,000	313,106

				3,192,461

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  179

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Food Products: 1.42%
Archer-Daniels-Midland Company	4.54%	3-26-2042	$175,000	$221,344
Campbell Soup Company	2.50	8-2-2022	85,000	86,624
Conagra Brands Incorporated	4.60	11-1-2025	200,000	223,738
Conagra Brands Incorporated	4.85	11-1-2028	600,000	697,153
Conagra Foods Incorporated	8.25	9-15-2030	84,000	121,345
General Mills Incorporated	3.65	2-15-2024	175,000	187,627
General Mills Incorporated	4.20	4-17-2028	800,000	921,790
J.M. Smucker Company	3.50	10-15-2021	210,000	216,678
Mead Johnson Nutrition Company	5.90	11-1-2039	70,000	102,412
Tyson Foods Incorporated	4.35	3-1-2029	300,000	352,245
Tyson Foods Incorporated	4.50	6-15-2022	350,000	371,005
Tyson Foods Incorporated	4.88	8-15-2034	175,000	217,037

				3,718,998

Household Products: 0.73%
Clorox Company	3.05	9-15-2022	113,000	117,139
Clorox Company	3.50	12-15-2024	140,000	152,734
Colgate-Palmolive Company	2.30	5-3-2022	350,000	358,414
Kimberly-Clark Corporation	2.40	6-1-2023	105,000	108,699
Kimberly-Clark Corporation	6.63	8-1-2037	140,000	215,359
Procter & Gamble Company	2.45	11-3-2026	900,000	971,895

				1,924,240

Personal Products: 0.08%
Estee Lauder Companies Incorporated	6.00	5-15-2037	140,000	203,650

Tobacco: 1.23%
Altria Group Incorporated	4.00	1-31-2024	62,000	67,051
Altria Group Incorporated	4.25	8-9-2042	350,000	356,358
Altria Group Incorporated	4.50	5-2-2043	175,000	182,161
Altria Group Incorporated	4.75	5-5-2021	200,000	207,339
Philip Morris International Incorporated	2.50	8-22-2022	175,000	179,735
Philip Morris International Incorporated	2.63	3-6-2023	122,000	126,149
Philip Morris International Incorporated	3.25	11-10-2024	210,000	223,425
Philip Morris International Incorporated	4.13	3-4-2043	210,000	237,445
Philip Morris International Incorporated	4.25	11-10-2044	210,000	243,176
Philip Morris International Incorporated	4.50	3-20-2042	140,000	164,340
Reynolds American Incorporated	4.00	6-12-2022	280,000	294,073
Reynolds American Incorporated	4.45	6-12-2025	350,000	386,435
Reynolds American Incorporated	5.70	8-15-2035	210,000	250,781
Reynolds American Incorporated	6.15	9-15-2043	87,000	104,952
Reynolds American Incorporated	7.25	6-15-2037	140,000	185,553

				3,208,973

Energy: 7.72%

Energy Equipment & Services: 0.43%
Halliburton Company	3.50	8-1-2023	350,000	368,517
Halliburton Company	3.80	11-15-2025	350,000	383,872
Halliburton Company	4.50	11-15-2041	175,000	186,145
Halliburton Company	4.75	8-1-2043	175,000	188,853

				1,127,387

The accompanying notes are an integral part of these financial statements.

180  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 7.29%
Apache Corporation	3.25%	4-15-2022	$253,000	$258,042
Apache Corporation	5.25	2-1-2042	70,000	70,469
Boardwalk Pipelines LP	3.38	2-1-2023	70,000	72,275
BP Capital Markets America Incorporated	3.94	9-21-2028	200,000	226,371
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	1,500,000	1,629,197
Chevron Corporation	2.10	5-16-2021	260,000	262,391
Chevron Corporation	2.36	12-5-2022	525,000	538,018
Columbia Pipeline Group Incorporated	5.80	6-1-2045	140,000	189,322
ConocoPhillips Company	4.30	11-15-2044	210,000	251,599
ConocoPhillips Company	5.90	10-15-2032	175,000	234,909
ConocoPhillips Company	6.95	4-15-2029	210,000	286,383
Devon Energy Corporation	7.95	4-15-2032	150,000	209,356
Enbridge Energy Partners LP	5.50	9-15-2040	140,000	180,780
Energy Transfer Partners LP	4.75	1-15-2026	280,000	308,506
Energy Transfer Partners LP	4.90	2-1-2024	210,000	228,806
Energy Transfer Partners LP	5.95	10-1-2043	140,000	155,530
Energy Transfer Partners LP	7.50	7-1-2038	70,000	90,232
Enterprise Products Operating LLC	4.45	2-15-2043	355,000	392,511
Enterprise Products Operating LLC	4.85	3-15-2044	280,000	329,312
Enterprise Products Operating LLC	5.70	2-15-2042	140,000	174,371
Enterprise Products Operating LLC	5.95	2-1-2041	70,000	90,741
Enterprise Products Operating LLC	7.55	4-15-2038	70,000	104,629
EQT Corporation	4.88	11-15-2021	210,000	207,375
Exxon Mobil Corporation	2.71	3-6-2025	350,000	367,571
Exxon Mobil Corporation	3.04	3-1-2026	500,000	538,501
Hess Corporation	7.30	8-15-2031	269,000	344,156
Kinder Morgan Energy Partners LP	3.45	2-15-2023	175,000	182,737
Kinder Morgan Energy Partners LP	5.00	8-15-2042	175,000	194,354
Kinder Morgan Energy Partners LP	5.00	3-1-2043	157,000	171,433
Kinder Morgan Energy Partners LP	5.50	3-1-2044	210,000	251,014
Kinder Morgan Energy Partners LP	5.80	3-15-2035	70,000	84,621
Magellan Midstream Partners LP	5.15	10-15-2043	140,000	171,549
Marathon Oil Corporation	3.85	6-1-2025	245,000	258,873
Marathon Oil Corporation	5.20	6-1-2045	140,000	156,564
Marathon Petroleum Corporation	3.63	9-15-2024	350,000	373,819
Marathon Petroleum Corporation	3.80	4-1-2028	385,000	408,229
Marathon Petroleum Corporation	5.13	3-1-2021	24,000	24,682
MPLX LP	4.13	3-1-2027	200,000	214,443
MPLX LP	4.88	6-1-2025	200,000	222,194
MPLX LP	4.90	4-15-2058	1,100,000	1,099,904
MPLX LP	5.20	3-1-2047	220,000	231,883
NextEra Energy Capital	4.50	6-1-2021	140,000	144,330
Noble Energy Incorporated	3.90	11-15-2024	210,000	223,867
Occidental Petroleum Corporation	3.00	2-15-2027	200,000	199,534
Occidental Petroleum Corporation	3.50	6-15-2025	200,000	206,547
Occidental Petroleum Corporation	4.40	4-15-2046	200,000	181,221
ONEOK Incorporated	4.00	7-13-2027	200,000	217,590
ONEOK Incorporated	4.55	7-15-2028	500,000	560,056
ONEOK Partners LP	3.38	10-1-2022	350,000	362,065
Phillips 66	4.65	11-15-2034	140,000	165,915
Plains All American Pipeline LP	3.60	11-1-2024	210,000	217,616
Plains All American Pipeline LP	3.85	10-15-2023	350,000	364,475
Plains All American Pipeline LP	4.90	2-15-2045	175,000	166,033
Plains All American Pipeline LP	6.65	1-15-2037	140,000	165,590

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  181

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC	5.00%	3-15-2027	$400,000	$441,463
Sabine Pass Liquefaction LLC	5.63	3-1-2025	200,000	226,458
Sabine Pass Liquefaction LLC	5.88	6-30-2026	200,000	230,341
Spectra Energy Partners LP	3.38	10-15-2026	300,000	322,293
Spectra Energy Partners LP	4.75	3-15-2024	245,000	269,529
Sunoco Logistics Partner LP	3.45	1-15-2023	140,000	144,487
Sunoco Logistics Partner LP	4.95	1-15-2043	105,000	103,935
Sunoco Logistics Partner LP	5.35	5-15-2045	140,000	144,538
TC Pipelines LP	4.65	6-15-2021	210,000	215,809
Tennessee Gas Pipeline Company	7.00	10-15-2028	175,000	228,698
Valero Energy Corporation	7.50	4-15-2032	710,000	984,506
Western Gas Partners LP	4.00	7-1-2022	280,000	286,756
Williams Partners LP	3.35	8-15-2022	175,000	181,646
Williams Partners LP	6.30	4-15-2040	273,000	336,809

				19,079,759

Financials: 17.89%

Banks: 6.55%
ABB Finance (USA) Incorporated	4.38	5-8-2042	26,000	33,241
Australia & New Zealand Banking Group Limited	2.55	11-23-2021	250,000	254,373
Australia & New Zealand Banking Group Limited	2.63	5-19-2022	300,000	309,155
Australia & New Zealand Banking Group Limited	2.63	11-9-2022	500,000	516,343
Bank of America Corporation	3.25	10-21-2027	525,000	563,986
Bank of America Corporation (3 Month LIBOR +1.19%) ±	3.95	1-23-2049	200,000	241,850
Bank of America Corporation	4.18	11-25-2027	560,000	621,991
Bank of America Corporation	4.25	10-22-2026	280,000	312,600
Bank One Corporation	7.63	10-15-2026	168,000	222,522
Capital One Bank Corporation	2.28	1-28-2026	1,350,000	1,373,439
Citigroup Incorporated	2.75	4-25-2022	200,000	204,572
Citigroup Incorporated	4.60	3-9-2026	200,000	226,337
Citigroup Incorporated	4.65	7-30-2045	300,000	392,266
Citigroup Incorporated	4.75	5-18-2046	300,000	378,463
Citizens Financial Group Incorporated	4.30	12-3-2025	200,000	223,252
Compass Bank	3.88	4-10-2025	250,000	269,517
Deutsche Bank	3.95	2-27-2023	300,000	311,432
Discover Bank	4.20	8-8-2023	310,000	333,265
Discover Bank	4.25	3-13-2026	250,000	280,717
Discover Bank	4.65	9-13-2028	250,000	291,579
Fifth Third Bank	3.95	3-14-2028	400,000	457,402
Fifth Third Bank	2.25	6-14-2021	200,000	202,168
Fifth Third Bank	2.88	10-1-2021	300,000	307,031
Huntington Bancshares Incorporated	2.30	1-14-2022	300,000	302,879
JPMorgan Chase & Company	2.95	10-1-2026	325,000	344,542
JPMorgan Chase & Company	3.20	1-25-2023	200,000	209,675
JPMorgan Chase & Company	4.13	12-15-2026	500,000	562,583
JPMorgan Chase & Company (3 Month LIBOR +1.58%) ±	4.26	2-22-2048	240,000	300,201
Key Bank NA	3.18	10-15-2027	250,000	258,428
Key Bank NA	3.30	6-1-2025	250,000	270,510
KeyCorp Incorporated	4.10	4-30-2028	400,000	455,377
KeyCorp Incorporated	5.10	3-24-2021	300,000	310,831
Truist Financial Corporation	2.05	5-10-2021	210,000	211,398
Truist Financial Corporation	2.85	10-26-2024	500,000	526,295
Truist Financial Corporation	3.30	5-15-2026	200,000	216,128
Truist Financial Corporation	3.80	10-30-2026	400,000	449,186

The accompanying notes are an integral part of these financial statements.

182  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Banks (continued)
People’s United Financial Incorporated	3.65%	12-6-2022	$105,000	$109,719
PNC Bank NA	2.15	4-29-2021	250,000	252,223
PNC Bank NA	2.95	1-30-2023	300,000	311,062
PNC Bank NA	3.30	10-30-2024	500,000	537,921
PNC Bank NA	4.20	11-1-2025	250,000	282,175
Santander Holdings USA Incorporated	4.50	7-17-2025	350,000	384,607
Santander UK Group Holdings plc (3 Month LIBOR +1.40%) ±	3.82	11-3-2028	1,000,000	1,086,816
UnionBanCal Corporation	3.50	6-18-2022	140,000	145,977
US Bancorp	2.38	7-22-2026	190,000	198,844
US Bancorp	3.00	3-15-2022	350,000	361,270
US Bancorp	3.60	9-11-2024	350,000	380,071
US Bancorp	4.13	5-24-2021	350,000	360,851

				17,157,070

Capital Markets: 3.58%
AGL Capital Corporation	4.40	6-1-2043	140,000	164,187
Bank of New York Mellon Corporation	2.50	4-15-2021	350,000	353,870
Bank of New York Mellon Corporation	2.95	1-29-2023	300,000	311,574
Bank of New York Mellon Corporation	3.40	1-29-2028	300,000	330,278
Bank of New York Mellon Corporation	3.55	9-23-2021	420,000	432,885
BlackRock Incorporated	3.50	3-18-2024	1,000,000	1,079,227
CME Group Incorporated	4.15	6-15-2048	200,000	260,124
Goldman Sachs Group Incorporated (3 Month LIBOR +1.51%) ±	3.69	6-5-2028	700,000	765,266
Goldman Sachs Group Incorporated	3.75	5-22-2025	350,000	378,800
Goldman Sachs Group Incorporated	6.13	2-15-2033	200,000	277,667
Jefferies Group Incorporated	5.13	1-20-2023	175,000	191,092
Jefferies Group Incorporated	6.45	6-8-2027	105,000	126,583
Jefferies Group Incorporated	6.88	4-15-2021	105,000	110,841
Legg Mason Incorporated	4.75	3-15-2026	190,000	221,068
Moody’s Corporation	4.50	9-1-2022	175,000	186,078
Moody’s Corporation	5.25	7-15-2044	210,000	287,283
Morgan Stanley	4.30	1-27-2045	350,000	430,053
Morgan Stanley	5.00	11-24-2025	200,000	230,785
Morgan Stanley	6.25	8-9-2026	300,000	374,226
Morgan Stanley	7.25	4-1-2032	329,000	487,338
Northern Trust Corporation	3.95	10-30-2025	175,000	196,846
PPL Capital Funding Incorporated	3.10	5-15-2026	100,000	106,020
PPL Capital Funding Incorporated	3.40	6-1-2023	500,000	525,093
PPL Capital Funding Incorporated	4.70	6-1-2043	87,000	104,821
S&P Global Incorporated	4.00	6-15-2025	227,000	255,225
State Street Corporation	1.95	5-19-2021	600,000	604,368
State Street Corporation	2.65	5-19-2026	400,000	421,197
TD Ameritrade Holding Corporation	3.63	4-1-2025	140,000	152,978

				9,365,773

Consumer Finance: 2.64%
American Express Company	2.50	8-1-2022	400,000	407,826
American Express Company	2.65	12-2-2022	402,000	414,140
American Express Company	4.20	11-6-2025	200,000	226,222
American Express Credit Corporation	2.25	5-5-2021	200,000	201,707
American Honda Finance Corporation	1.65	7-12-2021	500,000	502,117
American Honda Finance Corporation	2.90	2-16-2024	200,000	210,176
American Honda Finance Corporation	3.45	7-14-2023	200,000	213,534

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  183

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Capital One Financial Corporation	3.75%	7-28-2026	$525,000	$562,492
Capital One Financial Corporation	4.75	7-15-2021	315,000	328,414
Caterpillar Financial Services Corporation	2.63	3-1-2023	260,000	268,433
Caterpillar Financial Services Corporation	3.25	12-1-2024	200,000	214,980
Caterpillar Financial Services Corporation	3.75	11-24-2023	175,000	189,939
Discover Financial Services	3.95	11-6-2024	200,000	216,718
Ford Motor Credit Company LLC	3.10	5-4-2023	200,000	200,777
General Motors Financial Company Incorporated	3.70	5-9-2023	380,000	394,719
John Deere Capital Corporation	3.90	7-12-2021	210,000	217,731
Synchrony Financial	3.70	8-4-2026	200,000	210,368
Synchrony Financial	5.15	3-19-2029	900,000	1,049,374
Toyota Motor Credit Corporation	2.60	1-11-2022	300,000	307,135
Toyota Motor Credit Corporation	2.63	1-10-2023	310,000	322,110
Toyota Motor Credit Corporation	3.40	9-15-2021	245,000	252,843

				6,911,755

Diversified Financial Services: 0.19%
National Rural Utilities Cooperative Finance Corporation	3.40	2-7-2028	300,000	336,665
National Rural Utilities Cooperative Finance Corporation	4.02	11-1-2032	140,000	172,325

				508,990

Insurance: 4.34%
ACE INA Holdings Incorporated	2.70	3-13-2023	280,000	290,995
ACE INA Holdings Incorporated	3.15	3-15-2025	200,000	216,030
ACE INA Holdings Incorporated	3.35	5-15-2024	350,000	377,160
Allstate Corporation (3 Month LIBOR +2.12%) ±	6.50	5-15-2067	140,000	177,800
American International Group Incorporated	4.50	7-16-2044	300,000	367,937
American International Group Incorporated	4.88	6-1-2022	600,000	639,347
American International Group Incorporated (3 Month LIBOR +2.87%) ±	5.75	4-1-2048	200,000	221,250
Aon Corporation	6.25	9-30-2040	70,000	104,192
Arch Capital Group Limited	5.14	11-1-2043	147,000	204,455
Berkshire Hathaway Finance Corporation	4.40	5-15-2042	180,000	224,567
Berkshire Hathaway Finance Corporation	5.75	1-15-2040	175,000	253,430
Berkshire Hathaway Incorporated	3.00	2-11-2023	75,000	78,639
Berkshire Hathaway Incorporated	3.13	3-15-2026	525,000	569,063
Berkshire Hathaway Incorporated	3.40	1-31-2022	175,000	181,703
Berkshire Hathaway Incorporated	4.50	2-11-2043	275,000	351,834
Chubb Corporation	6.00	5-11-2037	196,000	296,490
Hartford Financial Services Group Incorporated	4.30	4-15-2043	30,000	36,719
Lincoln National Corporation	4.00	9-1-2023	175,000	189,092
Loews Corporation	2.63	5-15-2023	105,000	109,006
Loews Corporation	4.13	5-15-2043	140,000	173,409
Marsh & McLennan Companies Incorporated	4.38	3-15-2029	1,100,000	1,281,928
Marsh & McLennan Companies Incorporated	4.80	7-15-2021	210,000	218,002
MetLife Incorporated	3.05	12-15-2022	190,000	198,110
MetLife Incorporated	4.13	8-13-2042	210,000	251,168
MetLife Incorporated	4.37	9-15-2023	400,000	442,125
MetLife Incorporated	4.72	12-15-2044	175,000	226,100
MetLife Incorporated	6.38	6-15-2034	196,000	291,790
MetLife Incorporated	6.40	12-15-2066	200,000	247,040
MetLife Incorporated	6.50	12-15-2032	140,000	206,834
Principal Financial Group Incorporated	3.30	9-15-2022	175,000	183,217
Principal Financial Group Incorporated	3.40	5-15-2025	140,000	151,759
Progressive Corporation	6.25	12-1-2032	252,000	366,915

The accompanying notes are an integral part of these financial statements.

184  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Insurance (continued)
Prudential Financial Incorporated	3.91%	12-7-2047	$155,000	$175,463
Prudential Financial Incorporated	3.94	12-7-2049	200,000	220,530
Prudential Financial Incorporated	4.50	11-16-2021	175,000	183,694
Prudential Financial Incorporated	4.60	5-15-2044	350,000	427,011
Prudential Financial Incorporated (3 Month LIBOR +3.04%) ±	5.20	3-15-2044	175,000	186,792
Prudential Financial Incorporated	5.75	7-15-2033	350,000	478,503
Prudential Financial Incorporated	6.63	12-1-2037	45,000	67,755
Reinsurance Group of America Incorporated	5.00	6-1-2021	42,000	43,832
Transatlantic Holdings Incorporated	8.00	11-30-2039	70,000	116,593
Travelers Companies Incorporated	5.35	11-1-2040	245,000	343,032

				11,371,311

Mortgage REITs: 0.59%
CC Holdings GS V LLC	3.85	4-15-2023	350,000	371,627
ERP Operating LP	4.00	8-1-2047	400,000	474,314
Ventas Realty LP	4.40	1-15-2029	600,000	689,450

				1,535,391

Health Care: 9.44%

Biotechnology: 1.38%
AbbVie Incorporated	2.30	5-14-2021	350,000	351,723
AbbVie Incorporated	3.20	5-14-2026	420,000	447,166
AbbVie Incorporated	4.45	5-14-2046	200,000	230,509
Amgen Incorporated	3.63	5-15-2022	200,000	207,311
Amgen Incorporated	3.63	5-22-2024	350,000	378,000
Amgen Incorporated	3.88	11-15-2021	200,000	207,233
Amgen Incorporated	5.75	3-15-2040	56,000	75,028
Amgen Incorporated	6.40	2-1-2039	175,000	251,222
Baxalta Incorporated	5.25	6-23-2045	280,000	393,181
Gilead Sciences Incorporated	3.65	3-1-2026	350,000	385,252
Gilead Sciences Incorporated	4.50	2-1-2045	200,000	244,838
Gilead Sciences Incorporated	4.75	3-1-2046	350,000	449,210

				3,620,673

Health Care Equipment & Supplies: 1.21%
Abbott Laboratories	6.00	4-1-2039	105,000	157,328
Abbott Laboratories	6.15	11-30-2037	166,000	247,271
Becton Dickinson & Company	2.89	6-6-2022	500,000	513,375
Becton Dickinson & Company	3.13	11-8-2021	210,000	215,405
Boston Scientific Corporation	3.85	5-15-2025	200,000	220,322
Boston Scientific Corporation	4.70	3-1-2049	600,000	782,957
Medtronic Incorporated	3.15	3-15-2022	350,000	362,640
Medtronic Incorporated	3.50	3-15-2025	200,000	218,952
Stryker Corporation	4.63	3-15-2046	350,000	447,685

				3,165,935

Health Care Providers & Services: 2.98%
Aetna Incorporated	4.13	11-15-2042	175,000	187,955
Aetna Incorporated	4.50	5-15-2042	200,000	225,666
AmerisourceBergen Corporation	3.50	11-15-2021	210,000	215,964
AmerisourceBergen Corporation	4.25	3-1-2045	175,000	189,813
Anthem Incorporated	4.38	12-1-2047	200,000	226,869

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  185

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Cardinal Health Incorporated	2.62%	6-15-2022	$400,000	$409,612
Catholic Health Initiatives	4.35	11-1-2042	175,000	197,619
Cigna Corporation 144A	3.00	7-15-2023	300,000	311,499
Cigna Corporation 144A	4.00	2-15-2022	175,000	181,540
Cigna Corporation 144A	4.80	7-15-2046	210,000	252,741
Cigna Corporation 144A	6.13	11-15-2041	175,000	238,994
CVS Caremark Corporation	2.75	12-1-2022	350,000	360,408
CVS Caremark Corporation	5.30	12-5-2043	210,000	259,879
CVS Health Corporation	2.13	6-1-2021	260,000	261,507
HCA Incorporated	5.50	6-15-2047	500,000	593,871
Humana Incorporated	3.15	12-1-2022	210,000	218,100
Kaiser Foundation Hospitals	4.88	4-1-2042	175,000	238,403
Laboratory Corporation of America Holdings	3.75	8-23-2022	39,000	40,740
Laboratory Corporation of America Holdings	4.00	11-1-2023	105,000	112,688
McKesson Corporation	2.85	3-15-2023	140,000	144,497
Quest Diagnostics Incorporated	4.70	4-1-2021	112,000	115,600
UnitedHealth Group Incorporated	4.20	1-15-2047	200,000	239,570
UnitedHealth Group Incorporated	4.25	3-15-2043	175,000	208,835
UnitedHealth Group Incorporated	4.25	4-15-2047	300,000	363,056
UnitedHealth Group Incorporated	4.25	6-15-2048	300,000	363,980
UnitedHealth Group Incorporated	5.80	3-15-2036	175,000	240,012
UnitedHealth Group Incorporated	6.63	11-15-2037	105,000	156,318
WellPoint Incorporated	3.13	5-15-2022	350,000	361,359
WellPoint Incorporated	3.30	1-15-2023	200,000	209,046
WellPoint Incorporated	4.65	1-15-2043	315,000	369,506
WellPoint Incorporated	4.65	8-15-2044	50,000	58,319
WellPoint Incorporated	5.85	1-15-2036	200,000	259,278

				7,813,244

Life Sciences Tools & Services: 0.31%
Agilent Technologies Incorporated	3.88	7-15-2023	105,000	111,711
Thermo Fisher Scientific Incorporated	3.00	4-15-2023	200,000	208,719
Thermo Fisher Scientific Incorporated	4.15	2-1-2024	280,000	305,358
Thermo Fisher Scientific Incorporated	5.30	2-1-2044	140,000	189,498

				815,286

Pharmaceuticals: 3.56%
Bristol-Myers Squibb Company 144A	3.25	8-15-2022	350,000	365,859
Bristol-Myers Squibb Company	3.25	11-1-2023	109,000	116,011
Bristol-Myers Squibb Company	3.25	8-1-2042	175,000	194,523
Bristol-Myers Squibb Company 144A	3.88	8-15-2025	175,000	193,837
Bristol-Myers Squibb Company 144A	4.25	10-26-2049	400,000	514,547
Bristol-Myers Squibb Company	4.50	3-1-2044	200,000	263,050
Bristol-Myers Squibb Company 144A	4.63	5-15-2044	240,000	312,250
Eli Lilly & Company	2.75	6-1-2025	70,000	74,975
Eli Lilly & Company	3.95	3-15-2049	600,000	733,302
GlaxoSmithKline Capital Incorporated	2.80	3-18-2023	140,000	145,492
GlaxoSmithKline Capital Incorporated	2.85	5-8-2022	700,000	721,284
GlaxoSmithKline Capital Incorporated	5.38	4-15-2034	210,000	293,164
Johnson & Johnson	3.38	12-5-2023	300,000	323,664
Johnson & Johnson	3.70	3-1-2046	175,000	212,759
Johnson & Johnson	4.38	12-5-2033	200,000	250,890
Johnson & Johnson	4.85	5-15-2041	140,000	188,659
Johnson & Johnson	4.95	5-15-2033	126,000	165,952

The accompanying notes are an integral part of these financial statements.

186  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Merck & Company Incorporated	2.35%	2-10-2022	$250,000	$254,450
Merck & Company Incorporated	2.75	2-10-2025	270,000	286,047
Merck & Company Incorporated	3.70	2-10-2045	200,000	237,340
Mylan Incorporated	4.20	11-29-2023	200,000	215,394
Novartis Capital Corporation	2.40	9-21-2022	350,000	360,198
Novartis Capital Corporation	3.40	5-6-2024	700,000	756,296
Novartis Capital Corporation	3.70	9-21-2042	175,000	209,710
Pfizer Incorporated	3.00	12-15-2026	400,000	433,651
Pfizer Incorporated	4.13	12-15-2046	420,000	519,554
Pfizer Incorporated	4.30	6-15-2043	210,000	270,422
Schering-Plough Corporation	6.50	12-1-2033	175,000	255,370
Zoetis Incorporated	4.70	2-1-2043	350,000	451,932

				9,320,582

Industrials: 8.58%

Aerospace & Defense: 2.41%
General Dynamics Corporation	2.25	11-15-2022	350,000	358,017
General Dynamics Corporation	3.75	5-15-2028	600,000	680,948
General Dynamics Corporation	3.88	7-15-2021	140,000	144,038
Lockheed Martin Corporation	3.35	9-15-2021	175,000	180,320
Lockheed Martin Corporation	4.07	12-15-2042	229,000	280,633
Lockheed Martin Corporation	4.70	5-15-2046	350,000	468,001
Lockheed Martin Corporation	6.15	9-1-2036	122,000	176,590
Northrop Grumman Corporation	3.50	3-15-2021	210,000	214,041
Northrop Grumman Corporation	4.03	10-15-2047	400,000	476,871
Northrop Grumman Corporation	5.05	11-15-2040	70,000	91,461
Northrop Grumman Corporation	7.75	2-15-2031	210,000	313,338
Precision Castparts Corporation	2.50	1-15-2023	175,000	181,056
Precision Castparts Corporation	3.90	1-15-2043	140,000	167,896
Raytheon Company	2.50	12-15-2022	245,000	252,249
Raytheon Company	7.20	8-15-2027	84,000	112,965
Rockwell Collins Incorporated	3.70	12-15-2023	245,000	262,659
Rockwell Collins Incorporated	4.80	12-15-2043	175,000	229,844
Textron Incorporated	4.30	3-1-2024	140,000	152,783
The Boeing Company	2.60	10-30-2025	300,000	306,764
The Boeing Company	2.80	3-1-2023	200,000	205,892
The Boeing Company	3.20	3-1-2029	200,000	213,852
The Boeing Company	5.88	2-15-2040	21,000	28,204
United Technologies Corporation	3.75	11-1-2046	200,000	230,010
United Technologies Corporation	7.50	9-15-2029	400,000	583,064

				6,311,496

Air Freight & Logistics: 0.80%
FedEx Corporation	3.88	8-1-2042	140,000	138,258
FedEx Corporation	4.00	1-15-2024	203,000	220,735
FedEx Corporation	4.55	4-1-2046	350,000	384,247
FedEx Corporation	4.90	1-15-2034	175,000	205,122
FedEx Corporation	5.10	1-15-2044	210,000	243,877
United Parcel Service Incorporated	2.35	5-16-2022	300,000	305,699
United Parcel Service Incorporated	2.45	10-1-2022	280,000	287,071
United Parcel Service Incorporated	6.20	1-15-2038	206,000	303,309

				2,088,318

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  187

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Airlines: 0.18%
American Airlines Incorporated	3.20%	12-15-2029	$52,979	$56,924
American Airlines Incorporated	3.38	11-1-2028	24,880	26,686
American Airlines Incorporated	4.95	7-15-2024	102,384	107,735
Delta Air Lines Incorporated	6.82	2-10-2024	31,717	34,752
United Airlines Incorporated	4.30	2-15-2027	167,377	183,386
US Airways Group Incorporated	3.95	5-15-2027	68,498	73,978

				483,461

Building Products: 0.08%
Masco Corporation	4.38	4-1-2026	190,000	214,750

Commercial Services & Supplies: 0.51%
Cintas Corporation No. 2	3.25	6-1-2022	70,000	72,275
Republic Services Incorporated	2.90	7-1-2026	260,000	276,306
Republic Services Incorporated	5.25	11-15-2021	35,000	37,272
Waste Management Incorporated	4.10	3-1-2045	650,000	797,920
Waste Management Incorporated	4.60	3-1-2021	140,000	142,932

				1,326,705

Industrial Conglomerates: 1.27%
3M Company	4.00	9-14-2048	800,000	943,926
3M Company	5.70	3-15-2037	227,000	326,204
General Electric Company	3.10	1-9-2023	300,000	311,404
General Electric Company	4.13	10-9-2042	400,000	427,403
General Electric Company	4.50	3-11-2044	200,000	231,886
General Electric Company	5.88	1-14-2038	200,000	256,494
Honeywell International Incorporated	3.35	12-1-2023	140,000	150,750
Honeywell International Incorporated	3.81	11-21-2047	500,000	634,796
Honeywell International Incorporated	4.25	3-1-2021	35,000	35,980

				3,318,843

Machinery: 0.80%
Caterpillar Incorporated	3.80	8-15-2042	105,000	125,197
Caterpillar Incorporated	4.75	5-15-2064	300,000	410,461
Deere & Company	2.60	6-8-2022	350,000	357,327
Deere & Company	5.38	10-16-2029	210,000	274,444
Dover Corporation	5.38	10-15-2035	140,000	185,682
Illinois Tool Works Incorporated	3.38	9-15-2021	84,000	86,301
Illinois Tool Works Incorporated	3.90	9-1-2042	214,000	270,324
Parker Hannifin Corporation	3.50	9-15-2022	70,000	73,489
Parker Hannifin Corporation	6.25	5-15-2038	42,000	60,325
Stanley Black & Decker Incorporated	2.90	11-1-2022	245,000	254,600

				2,098,150

Professional Services: 0.07%
Verisk Analytics Incorporated	4.13	9-12-2022	175,000	185,951

Road & Rail: 1.86%
Burlington Northern Santa Fe LLC	3.00	3-15-2023	210,000	218,771
Burlington Northern Santa Fe LLC	3.40	9-1-2024	210,000	226,789
Burlington Northern Santa Fe LLC	4.55	9-1-2044	210,000	259,910
Burlington Northern Santa Fe LLC	4.95	9-15-2041	140,000	181,888
Burlington Northern Santa Fe LLC	5.15	9-1-2043	210,000	283,092
CSX Corporation	3.40	8-1-2024	278,000	297,427

The accompanying notes are an integral part of these financial statements.

188  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Road & Rail (continued)
CSX Corporation	4.50%	8-1-2054	$350,000	$434,036
CSX Corporation	4.75	5-30-2042	161,000	201,744
CSX Corporation	6.22	4-30-2040	140,000	204,579
Kansas City Southern	3.00	5-15-2023	51,000	53,164
Kansas City Southern	4.30	5-15-2043	140,000	169,796
Norfolk Southern Corporation	2.90	6-15-2026	250,000	267,031
Norfolk Southern Corporation	2.90	2-15-2023	400,000	415,985
Norfolk Southern Corporation	3.15	6-1-2027	300,000	324,510
Norfolk Southern Corporation	3.85	1-15-2024	140,000	151,891
Union Pacific Corporation	2.75	4-15-2023	200,000	206,495
Union Pacific Corporation	3.25	1-15-2025	175,000	187,482
Union Pacific Corporation	3.75	3-15-2024	140,000	151,056
Union Pacific Corporation	3.80	10-1-2051	200,000	222,536
Union Pacific Corporation	4.15	1-15-2045	175,000	202,827
Union Pacific Corporation	4.30	6-15-2042	175,000	207,593

				4,868,602

Trading Companies & Distributors: 0.60%
Air Lease Corporation	3.25	3-1-2025	200,000	209,101
Air Lease Corporation	3.63	12-1-2027	900,000	949,949
GATX Corporation	4.85	6-1-2021	70,000	72,768
W.W. Grainger Incorporated	4.60	6-15-2045	280,000	352,972

				1,584,790

Information Technology: 6.76%

Communications Equipment: 0.39%
Cisco Systems Incorporated	2.20	9-20-2023	300,000	308,373
Cisco Systems Incorporated	2.95	2-28-2026	340,000	366,543
Cisco Systems Incorporated	3.00	6-15-2022	340,000	354,374

				1,029,290

Electronic Equipment, Instruments & Components: 0.13%
Corning Incorporated	5.75	8-15-2040	105,000	134,770
Keysight Technologies Incorporated	4.55	10-30-2024	175,000	195,564

				330,334

IT Services: 1.78%
Fidelity National Information Services Incorporated	3.00	8-15-2026	400,000	427,277
Fidelity National Information Services Incorporated	3.50	4-15-2023	49,000	51,576
Fiserv Incorporated	3.50	7-1-2029	1,000,000	1,093,000
Fiserv Incorporated	3.85	6-1-2025	210,000	229,605
IBM Corporation	1.88	8-1-2022	280,000	283,380
IBM Corporation	3.38	8-1-2023	210,000	223,632
IBM Corporation	5.88	11-29-2032	175,000	242,291
IBM Corporation	7.00	10-30-2025	210,000	267,735
Mastercard Incorporated	3.50	2-26-2028	400,000	445,653
Total System Services Incorporated	3.75	6-1-2023	105,000	111,278
Visa Incorporated	2.75	9-15-2027	300,000	319,690
Visa Incorporated	2.80	12-14-2022	800,000	830,643
Western Union Company	6.20	11-17-2036	122,000	149,875

				4,675,635

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  189

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Semiconductors & Semiconductor Equipment: 1.84%
Analog Devices Incorporated	2.88%	6-1-2023	$105,000	$109,203
Applied Materials Incorporated	4.30	6-15-2021	210,000	218,107
Applied Materials Incorporated	5.85	6-15-2041	140,000	208,788
Broadcom Corporation	3.50	1-15-2028	900,000	929,396
Broadcom Corporation	3.88	1-15-2027	300,000	314,612
Intel Corporation	2.60	5-19-2026	220,000	230,792
Intel Corporation	4.10	5-19-2046	300,000	369,263
Intel Corporation	4.25	12-15-2042	175,000	218,433
Intel Corporation	4.90	7-29-2045	230,000	309,654
Micron Technology Incorporated	5.33	2-6-2029	500,000	573,917
Qualcomm Incorporated	3.25	5-20-2027	200,000	215,798
Qualcomm Incorporated	3.45	5-20-2025	700,000	760,909
Texas Instruments Incorporated	2.25	5-1-2023	175,000	178,996
Xilinx Incorporated	3.00	3-15-2021	175,000	177,810

				4,815,678

Software: 1.04%
Autodesk Incorporated	3.60	12-15-2022	175,000	183,656
Microsoft Corporation	3.75	5-1-2043	33,000	39,614
Microsoft Corporation	4.50	2-6-2057	750,000	1,053,849
Microsoft Corporation	5.20	6-1-2039	77,000	109,779
Oracle Corporation	3.40	7-8-2024	200,000	214,542
Oracle Corporation	4.00	7-15-2046	350,000	417,790
Oracle Corporation	4.30	7-8-2034	175,000	215,154
Oracle Corporation	4.38	5-15-2055	200,000	255,169
Salesforce.com Incorporated	3.70	4-11-2028	200,000	226,034

				2,715,587

Technology Hardware, Storage & Peripherals: 1.58%
Apple Incorporated	3.35	2-9-2027	200,000	219,978
Apple Incorporated	3.75	11-13-2047	400,000	478,168
Apple Incorporated	4.38	5-13-2045	350,000	447,371
Apple Incorporated	4.65	2-23-2046	200,000	266,022
Dell International LLC 144A	8.10	7-15-2036	400,000	549,211
Diamond 1 Finance Corporation 144A	4.42	6-15-2021	400,000	412,023
Hewlett-Packard Enterprise Company	4.90	10-15-2025	900,000	1,019,452
Hewlett-Packard Enterprise Company	6.00	9-15-2041	332,000	380,904
Seagate HDD	4.75	1-1-2025	350,000	370,008

				4,143,137

Materials: 2.82%

Chemicals: 1.69%
Air Products & Chemicals Incorporated	3.00	11-3-2021	175,000	180,249
Dow Chemical Company	3.50	10-1-2024	200,000	214,471
Dow Chemical Company	4.25	10-1-2034	175,000	195,047
Dow Chemical Company	5.25	11-15-2041	175,000	212,662
DuPont de Nemours Incorporated	4.73	11-15-2028	900,000	1,040,814
Eastman Chemical Company	4.80	9-1-2042	140,000	159,384
Ecolab Incorporated	4.35	12-8-2021	286,000	301,016
Mosaic Company	3.75	11-15-2021	80,000	82,479
Mosaic Company	5.63	11-15-2043	175,000	207,124
Praxair Incorporated	2.45	2-15-2022	140,000	142,351
Praxair Incorporated	2.70	2-21-2023	105,000	108,443

The accompanying notes are an integral part of these financial statements.

190  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Chemicals (continued)
Praxair Incorporated	4.05%	3-15-2021	$140,000	$143,914
The Sherwin-Williams Company	4.50	6-1-2047	1,200,000	1,440,369

				4,428,323

Containers & Packaging: 0.50%
International Paper Company	3.00	2-15-2027	200,000	212,106
International Paper Company	3.65	6-15-2024	350,000	375,353
International Paper Company	7.30	11-15-2039	175,000	261,970
International Paper Company	7.50	8-15-2021	214,000	232,454
MeadWestvaco Corporation	7.95	2-15-2031	35,000	50,150
Packaging Corporation of America	3.65	9-15-2024	175,000	189,763

				1,321,796

Metals & Mining: 0.56%
Barrick Gold Finance Company LLC	5.70	5-30-2041	210,000	285,293
Newmont Goldcorp Corporation	3.70	3-15-2023	210,000	223,098
Nucor Corporation	4.00	8-1-2023	132,000	142,080
Nucor Corporation	5.20	8-1-2043	140,000	186,601
Nucor Corporation	6.40	12-1-2037	140,000	204,846
Southern Copper Corporation	6.75	4-16-2040	308,000	420,483

				1,462,401

Paper & Forest Products: 0.07%
Georgia-Pacific LLC	8.00	1-15-2024	140,000	173,983

Real Estate: 3.74%

Equity REITs: 3.74%
Alexandria Real Estate Equities Incorporated	4.70	7-1-2030	400,000	483,123
American Campus Communities Incorporated	3.75	4-15-2023	70,000	74,501
American Tower Corporation	3.50	1-31-2023	295,000	310,597
American Tower Corporation	4.00	6-1-2025	350,000	385,429
American Tower Corporation	5.00	2-15-2024	245,000	274,770
AvalonBay Communities Incorporated	3.45	6-1-2025	140,000	153,034
AvalonBay Communities Incorporated	4.20	12-15-2023	175,000	192,539
Boston Properties LP	2.75	10-1-2026	500,000	529,019
Boston Properties LP	3.13	9-1-2023	105,000	110,412
Boston Properties LP	3.80	2-1-2024	300,000	323,737
Boston Properties LP	3.85	2-1-2023	200,000	212,484
Boston Properties LP	4.13	5-15-2021	210,000	215,349
Corporate Office Properties LP	3.60	5-15-2023	70,000	73,389
Crown Castle International Corporation	3.70	6-15-2026	350,000	380,392
Crown Castle International Corporation	4.88	4-15-2022	50,000	53,079
Crown Castle International Corporation	5.25	1-15-2023	350,000	384,050
Digital Realty Trust LP	3.63	10-1-2022	140,000	146,329
Digital Realty Trust LP	3.95	7-1-2022	140,000	146,860
Equity One Incorporated	3.75	11-15-2022	175,000	184,413
Essex Portfolio LP	3.25	5-1-2023	70,000	73,522
Federal Realty Investment Trust	4.50	12-1-2044	175,000	219,662
HCP Incorporated	3.15	8-1-2022	70,000	72,377
HCP Incorporated	6.75	2-1-2041	95,000	146,026
Health Care REIT Incorporated	4.00	6-1-2025	210,000	231,483
Health Care REIT Incorporated	4.50	1-15-2024	140,000	153,684
Hospitality Properties Trust	4.65	3-15-2024	350,000	369,672

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  191

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
Host Hotels & Resorts Company	3.75%	10-15-2023	$70,000	$74,408
Host Hotels & Resorts Company	4.75	3-1-2023	175,000	189,529
Kilroy Realty Corporation	3.80	1-15-2023	175,000	184,853
Kimco Realty Corporation	2.80	10-1-2026	350,000	367,245
Liberty Property LP	4.40	2-15-2024	109,000	121,320
Mid-America Apartments LP	4.30	10-15-2023	35,000	38,141
National Retail Properties Incorporated	3.30	4-15-2023	70,000	73,259
National Retail Properties Incorporated	3.80	10-15-2022	70,000	74,171
Plum Creek Timberlands LP	3.25	3-15-2023	192,000	200,176
Realty Income Corporation	4.65	8-1-2023	210,000	231,096
Simon Property Group LP	3.30	1-15-2026	410,000	444,899
Simon Property Group LP	3.75	2-1-2024	175,000	188,262
Simon Property Group LP	4.75	3-15-2042	175,000	219,948
Ventas Realty LP	3.50	2-1-2025	400,000	428,591
VEREIT Operating Partnership LP	4.60	2-6-2024	98,000	107,812
VEREIT Operating Partnership LP	4.88	6-1-2026	119,000	135,841
Welltower Incorporated	4.95	9-1-2048	400,000	519,193
Weyerhaeuser Company	7.38	3-15-2032	200,000	283,688

				9,782,364

Utilities: 7.26%

Electric Utilities: 5.43%
Alabama Power Company	3.55	12-1-2023	175,000	187,850
Alabama Power Company	3.85	12-1-2042	140,000	161,113
Alabama Power Company	4.15	8-15-2044	105,000	124,855
American Electric Power Company Incorporated	2.95	12-15-2022	300,000	311,077
Appalachian Power Company	3.40	6-1-2025	175,000	188,232
Appalachian Power Company	4.45	6-1-2045	175,000	213,629
Appalachian Power Company	7.00	4-1-2038	70,000	107,234
Arizona Public Service Company	3.15	5-15-2025	105,000	112,365
Arizona Public Service Company	4.50	4-1-2042	70,000	88,726
Baltimore Gas & Electric Company	3.50	8-15-2046	50,000	54,761
Carolina Power & Light Company	2.80	5-15-2022	175,000	179,345
CenterPoint Energy Houston	3.55	8-1-2042	175,000	199,189
CenterPoint Energy Houston	4.50	4-1-2044	175,000	226,826
Commonwealth Edison Company	3.80	10-1-2042	70,000	81,035
Commonwealth Edison Company	5.90	3-15-2036	175,000	245,824
Connecticut Light & Power Company	4.15	6-1-2045	87,000	109,069
Consolidated Edison Company of New York Incorporated Series 07-A	6.30	8-15-2037	175,000	253,568
Consolidated Edison Company of New York Incorporated Series 14-C	4.63	12-1-2054	300,000	386,630
Consolidated Edison Company of New York Incorporated Series 16-C	4.30	12-1-2056	245,000	296,930
DTE Electric Company	3.65	3-15-2024	105,000	113,640
Duke Energy Corporation	3.05	8-15-2022	70,000	72,086
Duke Energy Corporation	3.95	10-15-2023	140,000	150,272
Duke Energy Florida Incorporated	3.85	11-15-2042	70,000	79,946
Duke Energy Indiana Incorporated	4.90	7-15-2043	105,000	138,793
Duke Energy Indiana Incorporated	6.45	4-1-2039	45,000	70,193
Duke Energy Progress Incorporated	4.10	3-15-2043	105,000	123,378
Emera US Finance LP	3.55	6-15-2026	200,000	217,159
Entergy Arkansas Incorporated	3.70	6-1-2024	175,000	189,723
Entergy Gulf States Louisiana LLC	5.59	10-1-2024	84,000	98,646
Eversource Energy	2.80	5-1-2023	122,000	126,778
Exelon Corporation	4.95	6-15-2035	140,000	171,437

The accompanying notes are an integral part of these financial statements.

192  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)
Exelon Generation Company LLC	4.25%	6-15-2022	$157,000	$165,303
FirstEnergy Corporation	4.25	3-15-2023	168,000	179,803
Florida Power & Light Company	4.05	6-1-2042	175,000	216,699
Florida Power & Light Company	5.95	2-1-2038	224,000	335,054
Florida Power & Light Company	5.96	4-1-2039	175,000	266,350
Florida Power Corporation	5.65	4-1-2040	87,000	124,951
Georgia Power Company	4.30	3-15-2042	175,000	203,055
Interstate Power & Light Company	6.25	7-15-2039	21,000	29,115
Kansas City Power & Light Company	3.15	3-15-2023	140,000	146,702
MidAmerican Energy Holdings Company	5.95	5-15-2037	210,000	304,266
MidAmerican Energy Holdings Company	6.13	4-1-2036	140,000	200,092
MidAmerican Energy Holdings Company	6.75	12-30-2031	105,000	156,243
Northern States Power Company of Minnesota	2.15	8-15-2022	175,000	178,920
Northern States Power Company of Minnesota	2.60	5-15-2023	105,000	108,619
Northern States Power Company of Minnesota	3.40	8-15-2042	175,000	199,780
Northern States Power Company of Minnesota	5.35	11-1-2039	28,000	39,639
NSTAR Electric Company	2.38	10-15-2022	140,000	143,760
NSTAR Electric Company	5.50	3-15-2040	70,000	98,053
Oglethorpe Power Corporation	5.95	11-1-2039	105,000	133,975
Ohio Edison Company	6.88	7-15-2036	175,000	271,539
Ohio Power Company	5.38	10-1-2021	45,000	47,924
Oncor Electric Delivery Company LLC	4.55	12-1-2041	140,000	183,724
Oncor Electric Delivery Company LLC	7.00	5-1-2032	122,000	183,428
PacifiCorp	3.60	4-1-2024	175,000	189,772
PacifiCorp	4.10	2-1-2042	70,000	85,267
PacifiCorp	5.75	4-1-2037	175,000	247,879
Potomac Electric Power Company	3.60	3-15-2024	175,000	187,661
Potomac Electric Power Company	6.50	11-15-2037	140,000	208,614
PPL Capital Funding Incorporated	4.20	6-15-2022	140,000	147,240
PPL Electric Utilities	4.75	7-15-2043	105,000	135,722
PPL Electric Utilities	6.25	5-15-2039	31,000	45,859
PSEG Power LLC	8.63	4-15-2031	75,000	107,016
Public Service Company of Colorado	2.25	9-15-2022	70,000	71,320
Public Service Electric & Gas Company	2.38	5-15-2023	140,000	144,036
Public Service Electric & Gas Company	3.65	9-1-2042	175,000	203,797
Public Service Electric & Gas Company	3.80	1-1-2043	140,000	165,775
Public Service Electric & Gas Company	3.95	5-1-2042	70,000	84,416
Public Service Electric & Gas Company	5.80	5-1-2037	70,000	99,261
South Carolina Electric & Gas Company	5.10	6-1-2065	100,000	144,109
Southern California Edison Company	3.88	6-1-2021	449,000	457,297
Southern California Edison Company	3.90	3-15-2043	105,000	114,940
Southern California Edison Company	5.35	7-15-2035	126,000	167,255
Southern California Edison Company	5.50	3-15-2040	140,000	188,888
Southern California Edison Company	6.00	1-15-2034	70,000	97,218
Southern Company	2.95	7-1-2023	200,000	207,859
Southwestern Electric Power Company	6.20	3-15-2040	35,000	50,134
TXU Electric Delivery Company	7.25	1-15-2033	52,000	80,347
Union Electric Company	3.90	9-15-2042	175,000	212,709
Union Electric Company	8.45	3-15-2039	56,000	99,130
Virginia Electric & Power Company	3.10	5-15-2025	70,000	74,561
Virginia Electric & Power Company	3.45	2-15-2024	105,000	111,921
Virginia Electric & Power Company	4.20	5-15-2045	105,000	126,821
Virginia Electric & Power Company	4.45	2-15-2044	105,000	129,963
Virginia Electric & Power Company	6.00	1-15-2036	70,000	99,531

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  193

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)
Westar Energy Incorporated	4.10%	4-1-2043	$210,000	$258,700
Wisconsin Electric Power Company	5.63	5-15-2033	70,000	95,530
Wisconsin Electric Power Company	5.70	12-1-2036	105,000	145,317
Wisconsin Power & Light Company	6.38	8-15-2037	175,000	252,289

				14,235,457

Gas Utilities: 0.36%
Atmos Energy Corporation	4.13	10-15-2044	245,000	291,631
Atmos Energy Corporation	5.50	6-15-2041	42,000	57,114
CenterPoint Energy Resources Corporation	5.85	1-15-2041	77,000	106,787
National Fuel Gas Company	3.75	3-1-2023	218,000	228,266
One Gas Incorporated	3.61	2-1-2024	70,000	74,647
One Gas Incorporated	4.66	2-1-2044	35,000	44,094
Piedmont Natural Gas Company	4.65	8-1-2043	35,000	42,848
Southern California Gas Company	5.13	11-15-2040	70,000	90,165

				935,552

Multi-Utilities: 1.38%
Black Hills Corporation	4.25	11-30-2023	210,000	228,141
CMS Energy Corporation	5.05	3-15-2022	245,000	260,530
Consumers Energy Company	3.95	5-15-2043	140,000	169,463
Dominion Resources Incorporated	2.75	9-15-2022	210,000	214,776
Dominion Resources Incorporated	4.90	8-1-2041	42,000	52,145
Dominion Resources Incorporated	5.95	6-15-2035	157,000	212,119
DTE Energy Company	3.30	6-15-2022	70,000	72,728
DTE Energy Company	3.85	12-1-2023	170,000	182,109
Entergy Louisiana LLC	4.20	4-1-2050	500,000	623,707
NiSource Finance Corporation	5.65	2-1-2045	140,000	191,153
Puget Energy Incorporated	3.65	5-15-2025	140,000	150,348
Puget Energy Incorporated	6.00	9-1-2021	175,000	186,793
Sempra Energy	2.88	10-1-2022	140,000	144,269
Sempra Energy	3.25	6-15-2027	300,000	321,480
Sempra Energy	4.00	2-1-2048	400,000	442,719
WEC Energy Group Incorporated	3.55	6-15-2025	140,000	152,439

				3,604,919

Water Utilities: 0.09%
American Water Capital Corporation	3.40	3-1-2025	210,000	228,476

Total Corporate Bonds and Notes (Cost $187,618,909)				209,553,154

Yankee Corporate Bonds and Notes: 18.56%

Communication Services: 1.78%

Diversified Telecommunication Services: 0.43%
British Telecommunications plc	9.63	12-15-2030	200,000	316,721
Telefonica Emisiones SA	4.90	3-6-2048	300,000	365,227
Telefonica Europe BV	8.25	9-15-2030	294,000	433,443

				1,115,391

Wireless Telecommunication Services: 1.35%
America Movil SAB de CV	4.38	4-22-2049	500,000	619,515
America Movil SAB de CV	6.38	3-1-2035	395,000	568,524

The accompanying notes are an integral part of these financial statements.

194  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)
Rogers Communications Incorporated	4.35%	5-1-2049	$300,000	$357,908
Rogers Communications Incorporated	4.50	3-15-2043	740,000	878,338
Vodafone Group plc	2.95	2-19-2023	190,000	197,736
Vodafone Group plc	4.38	2-19-2043	350,000	394,481
Vodafone Group plc	6.25	11-30-2032	210,000	282,109
Vodafone Group plc	7.88	2-15-2030	175,000	250,572

				3,549,183

Consumer Discretionary: 0.42%

Auto Components: 0.08%
Magna International Incorporated	4.15	10-1-2025	175,000	196,280

Internet & Direct Marketing Retail: 0.34%
Alibaba Group Holding Limited	3.13	11-28-2021	250,000	256,314
Alibaba Group Holding Limited	3.40	12-6-2027	400,000	430,613
Alibaba Group Holding Limited	3.60	11-28-2024	200,000	214,925

				901,852

Consumer Staples: 0.15%

Beverages: 0.15%
Diageo Capital plc	2.63	4-29-2023	210,000	217,795
Diageo Capital plc	5.88	9-30-2036	122,000	177,888

				395,683

Energy: 1.88%

Oil, Gas & Consumable Fuels: 1.88%
BP Capital Markets plc	3.81	2-10-2024	350,000	378,189
Canadian Natural Resources Limited	3.85	6-1-2027	200,000	213,822
Canadian Natural Resources Limited	3.90	2-1-2025	210,000	228,187
Canadian Natural Resources Limited	4.95	6-1-2047	200,000	237,994
Canadian Natural Resources Limited	6.75	2-1-2039	110,000	152,375
Cenovus Energy Incorporated	3.00	8-15-2022	145,000	149,365
Cenovus Energy Incorporated	6.75	11-15-2039	240,000	295,616
Encana Corporation	6.50	8-15-2034	200,000	214,458
Husky Energy Incorporated	6.80	9-15-2037	70,000	92,356
Petro-Canada	5.95	5-15-2035	140,000	193,078
Suncor Energy Incorporated	5.95	12-1-2034	52,000	71,848
Total Capital Canada Limited	2.75	7-15-2023	245,000	255,081
Total Capital International SA	2.70	1-25-2023	385,000	398,117
Total Capital International SA	2.88	2-17-2022	175,000	180,125
Total Capital International SA	3.75	4-10-2024	350,000	380,749
TransCanada PipeLines Limited	3.75	10-16-2023	175,000	186,586
TransCanada PipeLines Limited	4.63	3-1-2034	850,000	993,573
TransCanada PipeLines Limited	6.10	6-1-2040	210,000	293,828

				4,915,347

Financials: 11.55%

Banks: 9.46%
Banco Santander SA	4.38	4-12-2028	800,000	901,842
Bank of Montreal	1.90	8-27-2021	470,000	473,409
Bank of Montreal	2.35	9-11-2022	200,000	204,376

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  195

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Banks (continued)
Bank of Montreal (5 Year USD Swap +1.43%) ±	3.80%	12-15-2032	$600,000	$646,680
Bank of Nova Scotia	2.45	9-19-2022	300,000	307,859
Bank of Nova Scotia	4.50	12-16-2025	500,000	564,884
Barclays plc	4.38	1-12-2026	200,000	220,690
Barclays plc	5.25	8-17-2045	400,000	508,144
BNP Paribas	4.25	10-15-2024	400,000	436,177
BPCE SA	2.75	12-2-2021	330,000	337,101
Cooperatieve Rabobank UA	3.75	7-21-2026	780,000	846,017
Credit Suisse Group Funding Limited	3.45	4-16-2021	550,000	560,938
Credit Suisse Group Funding Limited	4.55	4-17-2026	750,000	845,981
HSBC Holdings plc	4.00	3-30-2022	200,000	209,122
HSBC Holdings plc (3 Month LIBOR +1.55%) ±	4.04	3-13-2028	1,500,000	1,643,345
HSBC Holdings plc (3 Month LIBOR +1.53%) ±	4.58	6-19-2029	400,000	454,348
HSBC Holdings plc	4.88	1-14-2022	175,000	185,289
ING Banking Group plc	4.55	10-2-2028	900,000	1,063,198
Lloyds Banking Group plc (3 Month LIBOR +1.21%) ±	3.57	11-7-2028	800,000	848,081
Lloyds Banking Group plc	4.58	12-10-2025	250,000	273,227
Lloyds Banking Group plc	5.30	12-1-2045	300,000	387,543
Mitsubishi UFJ Financial Group Incorporated	2.19	9-13-2021	600,000	607,123
Mitsubishi UFJ Financial Group Incorporated	2.76	9-13-2026	700,000	736,879
Mitsubishi UFJ Financial Group Incorporated	3.68	2-22-2027	200,000	220,749
Mizuho Financial Group	2.95	2-28-2022	750,000	770,473
Mizuho Financial Group	3.17	9-11-2027	600,000	646,459
National Australia Bank Limited	2.50	7-12-2026	800,000	833,200
Rabobank Nederland NV	3.88	2-8-2022	250,000	261,743
Royal Bank of Canada	4.65	1-27-2026	700,000	809,439
Royal Bank of Scotland Group plc	3.88	9-12-2023	300,000	319,069
Royal Bank of Scotland Group plc	4.80	4-5-2026	400,000	457,276
Royal Bank of Scotland Group plc (3 Month LIBOR +1.91%) ±	5.08	1-27-2030	600,000	710,116
Santander UK plc	4.00	3-13-2024	200,000	216,639
Sumitomo Mitsui Banking Corporation	3.95	7-19-2023	250,000	269,419
Sumitomo Mitsui Financial Group	2.35	1-15-2025	2,000,000	2,038,837
Sumitomo Mitsui Financial Group	3.01	10-19-2026	655,000	692,046
Svenska Handelsbanken AB	3.35	5-24-2021	850,000	870,851
Toronto Dominion Bank	1.80	7-13-2021	200,000	201,043
Toronto Dominion Bank	3.50	7-19-2023	300,000	320,841
Toronto Dominion Bank (5 Year USD Swap +2.21%) ±	3.63	9-15-2031	525,000	571,631
Westpac Banking Corporation	2.10	5-13-2021	350,000	352,232
Westpac Banking Corporation	2.50	6-28-2022	200,000	205,782
Westpac Banking Corporation	2.85	5-13-2026	700,000	738,013

				24,768,111

Capital Markets: 0.07%
Invesco Finance plc	4.00	1-30-2024	175,000	191,398

Diversified Financial Services: 1.82%
Barrick Australian Finance Proprietary Limited	5.95	10-15-2039	135,000	184,879
BHP Billiton Finance USA Limited	3.85	9-30-2023	200,000	218,436
Brookfield Finance Incorporated	4.25	6-2-2026	200,000	226,867
ConocoPhillips Canada Funding Company	5.95	10-15-2036	210,000	295,443
DH Europe Finance II	2.60	11-15-2029	1,300,000	1,348,934
GE Capital International Funding Company	3.37	11-15-2025	550,000	586,336
Medtronic Global Holdings Company	3.35	4-1-2027	300,000	331,575
Shell International Finance BV	2.25	1-6-2023	175,000	179,313

The accompanying notes are an integral part of these financial statements.

196  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Diversified Financial Services (continued)
Shell International Finance BV	2.38%	8-21-2022	$175,000	$179,220
Shell International Finance BV	2.88	5-10-2026	230,000	244,817
Shell International Finance BV	3.25	5-11-2025	350,000	377,167
Shell International Finance BV	3.40	8-12-2023	175,000	186,410
Shell International Finance BV	3.63	8-21-2042	175,000	189,018
WPP Finance Limited 2010	3.75	9-19-2024	200,000	215,137

				4,763,552

Insurance: 0.20%
Aon plc	3.88	12-15-2025	200,000	222,214
Aon plc	4.00	11-27-2023	105,000	113,396
XLIT Limited	5.25	12-15-2043	140,000	203,633

				539,243

Health Care: 1.24%

Health Care Equipment & Supplies: 0.10%
Koninklijke Philips Electronics NV	6.88	3-11-2038	175,000	269,509

Pharmaceuticals: 1.14%
Actavis Funding SCS	3.85	6-15-2024	350,000	379,387
Actavis Funding SCS	4.85	6-15-2044	350,000	426,802
AstraZeneca plc	3.38	11-16-2025	500,000	547,683
AstraZeneca plc	4.38	11-16-2045	200,000	259,517
Mylan NV	3.95	6-15-2026	700,000	761,069
Shire plc ADR	3.20	9-23-2026	560,000	600,652

				2,975,110

Industrials: 0.77%

Aerospace & Defense: 0.12%
Embraer Netherlands Finance BV	5.05	6-15-2025	290,000	316,100

Machinery: 0.15%
Ingersoll-Rand Luxembourg Finance SA	4.50	3-21-2049	300,000	386,186

Professional Services: 0.13%
Thomson Reuters Corporation	4.30	11-23-2023	210,000	228,827
Thomson Reuters Corporation	5.85	4-15-2040	94,000	124,187

				353,014

Road & Rail: 0.16%
Canadian National Railway Company	6.20	6-1-2036	140,000	203,845
Canadian Pacific Railway Company	4.45	3-15-2023	140,000	150,958
Canadian Pacific Railway Company	5.95	5-15-2037	45,000	64,932

				419,735

Trading Companies & Distributors: 0.21%
AerCap Ireland Capital DAC	3.95	2-1-2022	520,000	537,224

Materials: 0.77%

Chemicals: 0.45%
LyondellBasell Industries NV	4.63	2-26-2055	350,000	391,487
Nutrien Limited	3.63	3-15-2024	200,000	213,662

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  197

Portfolio of investments—February 29, 2020

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

Chemicals (continued)
Nutrien Limited	5.00%	4-1-2049	$200,000	$248,919
Nutrien Limited	5.63	12-1-2040	140,000	179,752
Nutrien Limited	6.13	1-15-2041	115,000	153,272

				1,187,092

Metals & Mining: 0.32%
Rio Tinto Finance (USA) Limited	4.13	8-21-2042	175,000	209,815
Vale Overseas Limited	6.88	11-21-2036	382,000	503,205
Vale Overseas Limited	6.88	11-10-2039	91,000	120,632

				833,652

Total Yankee Corporate Bonds and Notes (Cost $44,394,608)				48,613,662

	Yield		Shares
Short-Term Investments: 0.11%

Investment Companies: 0.11%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52		289,733	289,733

Total Short-Term Investments (Cost $289,733)				289,733

Total investments in securities (Cost $232,303,250)	98.68%	258,456,549

Other assets and liabilities, net	1.32	3,459,308

Total net assets	100.00%	$261,915,857

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	854,059	45,498,682	(46,063,008)	289,733	$0	$0	$28,280	$289,733	0.11%

The accompanying notes are an integral part of these financial statements.

198  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

STRATEGIC RETIREMENT BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value
Agency Securities: 1.25%
FHLB	2.00%	9-9-2022	$200,000	$205,207
FHLB	2.13	6-9-2023	35,000	36,318
FHLB	2.38	9-10-2021	200,000	204,183
FHLB	2.75	12-13-2024	20,000	21,605
FHLB	3.25	6-9-2023	50,000	53,732
FNMA	1.38	10-7-2021	45,000	45,282
FNMA	1.88	9-24-2026	55,000	57,500
FNMA	2.13	4-24-2026	28,000	29,618
FNMA	2.63	9-6-2024	100,000	107,211
FNMA	2.88	9-12-2023	175,000	186,717

Total Agency Securities (Cost $913,630)				947,373

U.S. Treasury Securities: 98.36%
TIPS	0.13	4-15-2021	1,122,199	1,123,302
TIPS	0.13	1-15-2022	1,487,335	1,497,301
TIPS	0.13	4-15-2022	1,720,242	1,731,607
TIPS	0.13	7-15-2022	1,249,320	1,266,292
TIPS	0.13	1-15-2023	1,490,709	1,508,278
TIPS	0.13	7-15-2024	2,492,399	2,553,958
TIPS	0.13	10-15-2024	1,146,821	1,176,621
TIPS	0.13	7-15-2026	1,101,006	1,135,685
TIPS	0.25	1-15-2025	770,315	793,466
TIPS	0.25	7-15-2029	884,057	929,619
TIPS	0.38	7-15-2023	1,844,064	1,893,562
TIPS	0.38	7-15-2025	1,674,193	1,746,216
TIPS	0.38	1-15-2027	1,462,739	1,530,029
TIPS	0.38	7-15-2027	1,523,240	1,602,985
TIPS	0.50	4-15-2024	636,806	658,120
TIPS	0.50	1-15-2028	1,380,372	1,464,243
TIPS	0.63	7-15-2021	1,863,021	1,889,237
TIPS	0.63	4-15-2023	1,820,808	1,870,929
TIPS	0.63	1-15-2024	1,284,151	1,332,080
TIPS	0.63	1-15-2026	1,065,268	1,124,690
TIPS	0.75	7-15-2028	1,335,987	1,455,698
TIPS	0.88	1-15-2029	961,736	1,059,029
TIPS	1.75	1-15-2028	723,712	838,052
TIPS	2.00	1-15-2026	1,042,258	1,185,348
TIPS	2.38	1-15-2025	591,664	670,908
TIPS	2.38	1-15-2027	583,611	691,499
TIPS	2.50	1-15-2029	580,497	723,321
TIPS	3.63	4-15-2028	79,441	104,442
TIPS	3.88	4-15-2029	1,188,009	1,636,194
U.S. Treasury Bond	0.13	1-15-2030	589,292	612,808
U.S. Treasury Bond	2.88	5-15-2028	645,000	735,502
U.S. Treasury Bond	6.13	11-15-2027	215,000	296,171
U.S. Treasury Bond	6.13	8-15-2029	115,000	166,710
U.S. Treasury Bond	6.38	8-15-2027	125,000	173,027
U.S. Treasury Bond	6.88	8-15-2025	20,000	26,304
U.S. Treasury Note	1.13	7-31-2021	493,000	493,867
U.S. Treasury Note	1.13	9-30-2021	510,000	511,215
U.S. Treasury Note	1.25	10-31-2021	513,000	515,485
U.S. Treasury Note	1.25	7-31-2023	488,000	493,833
U.S. Treasury Note	1.38	4-30-2021	479,000	480,647
U.S. Treasury Note	1.38	6-30-2023	489,000	496,660

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  199

Portfolio of investments—February 29, 2020

STRATEGIC RETIREMENT BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.38%	8-31-2023	$490,000	$498,020
U.S. Treasury Note	1.38	9-30-2023	339,000	344,654
U.S. Treasury Note	1.38	8-31-2026	380,000	388,253
U.S. Treasury Note	1.50	3-31-2023	450,000	458,420
U.S. Treasury Note	1.50	8-15-2026	325,000	334,534
U.S. Treasury Note	1.63	8-15-2022	365,000	371,601
U.S. Treasury Note	1.63	11-15-2022	695,000	708,629
U.S. Treasury Note	1.63	4-30-2023	483,000	494,056
U.S. Treasury Note	1.63	5-31-2023	435,000	445,127
U.S. Treasury Note	1.63	10-31-2023	486,000	498,682
U.S. Treasury Note	1.63	2-15-2026	663,000	686,827
U.S. Treasury Note	1.63	5-15-2026	649,000	672,704
U.S. Treasury Note	1.75	2-28-2022	483,000	491,000
U.S. Treasury Note	1.75	3-31-2022	484,000	492,413
U.S. Treasury Note	1.75	5-31-2022	507,000	516,566
U.S. Treasury Note	1.75	6-30-2022	305,000	311,029
U.S. Treasury Note	1.75	9-30-2022	420,000	429,270
U.S. Treasury Note	1.75	1-31-2023	10,000	10,248
U.S. Treasury Note	1.75	5-15-2023	130,000	133,519
U.S. Treasury Note	1.88	2-28-2022	450,000	458,473
U.S. Treasury Note	1.88	4-30-2022	505,000	515,455
U.S. Treasury Note	1.88	8-31-2022	417,000	427,116
U.S. Treasury Note	1.88	8-31-2024	160,000	166,694
U.S. Treasury Note	1.88	7-31-2026	500,000	526,426
U.S. Treasury Note	2.00	5-31-2021	469,000	474,533
U.S. Treasury Note	2.00	10-31-2021	479,000	487,233
U.S. Treasury Note	2.00	2-15-2022	10,000	10,210
U.S. Treasury Note	2.00	7-31-2022	190,000	195,025
U.S. Treasury Note	2.00	11-30-2022	645,000	664,375
U.S. Treasury Note	2.00	2-15-2023	285,000	294,285
U.S. Treasury Note	2.00	4-30-2024	10,000	10,441
U.S. Treasury Note	2.00	5-31-2024	269,000	281,084
U.S. Treasury Note	2.00	6-30-2024	185,000	193,477
U.S. Treasury Note	2.00	2-15-2025	597,000	627,759
U.S. Treasury Note	2.00	8-15-2025	645,000	680,273
U.S. Treasury Note	2.00	11-15-2026	660,000	701,018
U.S. Treasury Note	2.13	12-31-2021	474,000	484,184
U.S. Treasury Note	2.13	12-31-2022	510,000	527,651
U.S. Treasury Note	2.13	2-29-2024	378,000	395,925
U.S. Treasury Note	2.13	3-31-2024	690,000	723,476
U.S. Treasury Note	2.13	5-15-2025	75,000	79,471
U.S. Treasury Note	2.25	3-31-2021	458,000	463,797
U.S. Treasury Note	2.25	4-30-2021	635,000	643,731
U.S. Treasury Note	2.25	7-31-2021	463,000	471,175
U.S. Treasury Note	2.25	12-31-2023	472,000	495,877
U.S. Treasury Note	2.25	1-31-2024	474,000	498,404
U.S. Treasury Note	2.25	10-31-2024	490,000	519,496
U.S. Treasury Note	2.25	11-15-2024	10,000	10,606
U.S. Treasury Note	2.25	2-15-2027	580,000	626,898
U.S. Treasury Note	2.25	8-15-2027	480,000	521,044
U.S. Treasury Note	2.25	11-15-2027	650,000	706,850
U.S. Treasury Note	2.38	5-15-2027	453,000	494,602
U.S. Treasury Note	2.50	1-15-2022	585,000	601,979
U.S. Treasury Note	2.50	8-15-2023	544,000	573,644

The accompanying notes are an integral part of these financial statements.

200  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

STRATEGIC RETIREMENT BOND PORTFOLIO

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.63%	12-31-2023	$375,000	$399,170
U.S. Treasury Note	2.63	3-31-2025	345,000	373,799
U.S. Treasury Note	2.63	1-31-2026	445,000	486,649
U.S. Treasury Note	2.75	9-15-2021	560,000	575,094
U.S. Treasury Note	2.75	8-31-2023	510,000	542,413
U.S. Treasury Note	2.75	11-15-2023	556,000	593,291
U.S. Treasury Note	2.75	2-15-2024	585,000	626,773
U.S. Treasury Note	2.75	8-31-2025	325,000	355,951
U.S. Treasury Note	2.75	2-15-2028	520,000	586,808
U.S. Treasury Note	2.88	4-30-2025	470,000	515,660
U.S. Treasury Note	2.88	5-31-2025	490,000	538,158
U.S. Treasury Note	2.88	11-30-2025	125,000	138,188
U.S. Treasury Note	2.88	8-15-2028	390,000	445,941
U.S. Treasury Note	3.13	11-15-2028	480,000	560,381
U.S. Treasury Note	6.00	2-15-2026	146,000	188,523
U.S. Treasury Note	6.50	11-15-2026	30,000	40,699
U.S. Treasury Note	6.63	2-15-2027	235,000	323,832
U.S. Treasury Note	6.75	8-15-2026	220,000	299,200
U.S. Treasury Note	8.00	11-15-2021	331,000	370,203
U.S. Treasury Note	8.13	5-15-2021	309,000	335,048
U.S. Treasury Note	8.13	8-15-2021	300,000	330,691

Total U.S. Treasury Securities (Cost $71,764,781)				74,659,651

	Yield		Shares
Short-Term Investments: 0.37%

Investment Companies: 0.37%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52		281,311	281,311

Total Short-Term Investments (Cost $281,311)				281,311

Total investments in securities (Cost $72,959,722)	99.98%	75,888,335

Other assets and liabilities, net	0.02	15,001

Total net assets	100.00%	$75,903,336

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
TIPS	Treasury inflation-protected securities

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  201

Portfolio of investments—February 29, 2020

STRATEGIC RETIREMENT BOND PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	140,309	16,409,799	(16,268,797)	281,311	$0	$0	$4,694	$281,311	0.37%

The accompanying notes are an integral part of these financial statements.

202  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

U.S. REIT PORTFOLIO

	Shares	Value
Common Stocks: 99.46%

Real Estate: 99.46%

Equity REITs: 99.46%
Acadia Realty Trust	2,862	$65,370
Alexander & Baldwin Incorporated	2,189	41,153
Alexander’s Incorporated	69	21,459
Alexandria Real Estate Equities Incorporated	4,215	640,174
American Assets Trust Incorporated	1,627	67,439
American Campus Communities Incorporated	4,421	192,048
American Finance Trust Incorporated	3,465	36,036
American Homes 4 Rent Class A	8,424	218,097
Americold Realty Trust	6,273	192,393
Apartment Investment & Management Company Class A	4,873	233,124
Apple Hospitality REIT Incorporated	6,994	91,412
Armada Hoffler Properties Incorporated	1,791	30,017
AvalonBay Communities Incorporated	4,566	915,894
Boston Properties Incorporated	5,095	656,949
Brandywine Realty Trust	5,686	77,216
Brixmor Property Group Incorporated	9,938	180,971
Brookfield Property REIT Class A	2,080	33,925
Camden Property Trust	3,140	332,777
Colony Capital Incorporated	15,438	61,134
Columbia Property Trust Incorporated	3,810	71,857
Community Healthcare Trust Incorporated	612	29,150
CoreCivic Incorporated	3,902	57,789
Corporate Office Properties Trust	3,624	91,832
Cousins Properties Incorporated	4,770	170,241
CubeSmart	6,292	190,459
DiamondRock Hospitality	6,692	61,031
Digital Realty Trust Incorporated	6,734	808,821
Diversified Healthcare Trust	7,777	48,917
Douglas Emmett Incorporated	5,513	210,486
Duke Realty Corporation	11,986	389,185
Easterly Government Properties Incorporated	2,441	58,023
EastGroup Properties Incorporated	1,247	156,785
Empire State Realty Trust Incorporated Class A	5,917	69,229
Equity Commonwealth	3,861	121,467
Equity Lifestyle Properties Incorporated	5,610	383,331
Equity Residential	11,973	899,172
Essential Properties Realty	2,905	66,554
Essex Property Trust Incorporated	2,164	613,191
Extra Space Storage Incorporated	4,087	410,171
Federal Realty Investment Trust	2,518	292,944
First Industrial Realty Trust Incorporated	4,093	157,581
Gaming and Leisure Properties Incorporated	6,751	301,567
Global Medical REIT Incorporated	1,280	17,882
Healthcare Realty Trust Incorporated	4,263	146,221
Healthcare Trust of America Incorporated Class A	6,681	208,046
Healthpeak Properties Incorporated	16,575	524,433
Highwoods Properties Incorporated	3,322	149,091
Host Hotels & Resorts Incorporated	23,956	346,883
Hudson Pacific Properties Incorporated	5,069	163,627
Independence Realty Trust Incorporated	2,926	38,799
Industrial Logistics Properties Trust	2,119	43,779
Innovative Industrial Properties Incorporated	503	46,246

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  203

Portfolio of investments—February 29, 2020

U.S. REIT PORTFOLIO

	Shares	Value

Equity REITs (continued)
Invitation Homes Incorporated	17,688	$507,469
Iron Mountain Incorporated	9,265	281,749
JBG Smith Properties	4,132	151,562
Jernigan Capital Incorporated	717	12,849
Kilroy Realty Corporation	3,409	247,800
Kimco Realty Corporation	13,620	236,307
Kite Realty Group Trust	2,797	45,172
Lamar Advertising Company Class A	2,843	238,073
Life Storage Incorporated	1,491	160,894
LTC Properties Incorporated	1,269	56,889
Mack-Cali Realty Corporation	2,789	52,935
Mid-America Apartment Communities Incorporated	3,700	478,262
National Health Investors Incorporated	1,384	113,114
National Storage Affiliates Trust	1,931	65,152
NexPoint Residential Trust Incorporated	638	28,391
Office Properties Income Trust	1,572	45,792
Outfront Media Incorporated	4,680	123,271
Paramount Group Incorporated	6,364	77,323
Park Hotels & Resorts Incorporated	7,920	144,619
Pebblebrook Hotel Trust	4,264	86,175
Pennsylvania REIT	2,126	5,017
Piedmont Office Realty Trust Incorporated Class A	4,069	87,850
Prologis Incorporated	24,314	2,049,184
PS Business Parks Incorporated	643	95,518
Public Storage Incorporated	4,844	1,012,977
Regency Centers Corporation	5,455	313,335
Retail Opportunity Investment Corporation	3,803	57,045
Rexford Industrial Realty Incorporated	3,569	166,922
RLJ Lodging Trust	5,533	73,091
RPT Realty	2,548	33,022
Ryman Hospitality Properties Incorporated	1,655	115,039
SBA Communications Corporation	3,625	960,951
Seritage Growth Property Class A	1,121	38,540
Service Properties Trust	5,379	97,252
Simon Property Group Incorporated	9,944	1,223,908
SITE Centers Corporation	5,085	58,528
SL Green Realty Corporation	2,634	206,611
STAG Industrial Incorporated	4,961	138,809
Summit Hotel Properties Incorporated	3,382	31,351
Sun Communities Incorporated	2,957	452,066
Sunstone Hotel Investors Incorporated	7,347	80,450
Tanger Factory Outlet Centers Incorporated	3,139	37,605
Taubman Centers Incorporated	2,099	109,274
Terreno Realty Corporation	2,102	115,337
The Geo Group Incorporated	3,880	56,803
The Macerich Company	4,896	99,976
UDR Incorporated	9,492	426,950
Uniti Group Incorporated	5,782	56,432
Universal Health Realty Income Trust	407	43,842
Urban Edge Properties	3,858	62,500
Ventas Incorporated	12,124	651,907
VICI Properties Incorporated	15,412	386,225
Vornado Realty Trust	5,776	309,478
Washington Prime Group Incorporated	6,268	17,237
Washington REIT	2,606	69,971

The accompanying notes are an integral part of these financial statements.

204  |  Wells Fargo Funds

Portfolio of investments—February 29, 2020

U.S. REIT PORTFOLIO

		Shares	Value

Equity REITs (continued)
Weingarten Realty Investors		3,988	$107,397
Welltower Incorporated		13,131	982,461
Xenia Hotels & Resorts Incorporated		3,724	55,711

Total Common Stocks (Cost $23,335,680)			25,472,748

	Yield
Short-Term Investments: 0.94%

Investment Companies: 0.94%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52%	239,974	239,974

Total Short-Term Investments (Cost $239,974)			239,974

Total investments in securities (Cost $23,575,654)	100.40%	25,712,722

Other assets and liabilities, net	(0.40)	(102,101)

Total net assets	100.00%	$25,610,621

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	192,034	8,807,844	(8,759,904)	239,974	$0	$0	$2,481	$239,974	0.94%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  205

Statements of assets and liabilities—February 29, 2020

	Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Emerging Markets Bond Portfolio

Assets
Investments in unaffiliated securities, at value (see cost below)	$659,052,545	$41,612,004
Investments in affiliated securities, at value (see cost below)	11,379,432	922,295
Cash	0	0
Segregated cash for futures contracts	0	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	7,496,738	377,021
Receivable for dividends and interest	2,917,158	593,235
Unrealized gains on forward foreign currency contracts	0	0
Prepaid expenses and other assets	4,614	0

Total assets	680,850,487	43,504,555

Liabilities
Payable for investments purchased	15,164,962	874,528
Payable for daily variation margin on open futures contracts	0	0
Unrealized losses on forward foreign currency contracts	0	0
Advisory fee payable	68,947	3,078
Custody and accounting fees payable	85,477	0
Professional fees payable	75,627	46,701
Trustees’ fees and expenses payable	2,785	2,785
Accrued expenses and other liabilities	17,353	29,775

Total liabilities	15,415,151	956,867

Total net assets	$665,435,336	$42,547,688

Investments in unaffiliated securities, at cost	$625,037,382	$41,845,925

Investments in affiliated securities, at cost	$11,379,432	$922,295

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

206  |  Wells Fargo Funds

Statements of assets and liabilities—February 29, 2020

Factor Enhanced Emerging Markets Portfolio	Factor Enhanced International Portfolio	Factor Enhanced Large Cap Portfolio	Factor Enhanced Small Cap Portfolio	High Yield Corporate Bond Portfolio	International Government Bond Portfolio	Investment Grade Corporate Bond Portfolio

$207,278,801	$555,558,672	$915,777,589	$220,801,896	$51,792,845	$11,118,180	$258,166,816
6,720,374	24,301,039	37,548,710	6,867,519	1,339,300	51,894	289,733
0	0	0	1,360	500	0	209,472
1,778,000	3,474,000	6,508,000	1,880,000	0	0	0
1,293,558	446,374	0	0	0	32,293	0
192,618	0	0	0	0	9,555,093	1,742,232
659,152	2,591,624	2,140,985	238,612	908,035	89,390	2,574,719
0	0	0	0	0	21,275	0
1,103	500,171	1,835	1,006	1,156	2,012	4,614

217,923,606	586,871,880	961,977,119	229,790,393	54,041,836	20,870,137	262,987,586

0	0	0	0	0	9,575,481	906,360
34,560	216,000	84,389	59,651	0	0	0
0	0	0	0	0	37,008	0
3,042	280,330	277,920	19,405	4,409	2,286	58,983
799,277	473,246	132,515	92,196	0	0	42,039
49,234	54,233	48,423	48,335	41,915	30,921	51,394
2,785	2,785	2,785	2,785	2,785	2,805	2,875
13,349	0	1,478	776	3,695	7,361	10,078

902,247	1,026,594	547,510	223,148	52,804	9,655,862	1,071,729

$217,021,359	$585,845,286	$961,429,609	$229,567,245	$53,989,032	$11,214,275	$261,915,857

$216,449,068	$541,322,603	$775,088,430	$224,519,287	$53,467,065	$11,135,469	$232,013,517

$6,720,374	$24,301,039	$37,548,710	$6,867,519	$1,339,300	$51,894	$289,733

$1,312,403	$448,769	$0	$0	$0	$33,245	$0

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  207

Statements of assets and liabilities—February 29, 2020

	Strategic Retirement Bond Portfolio	U.S. REIT Portfolio

Assets
Investments in unaffiliated securities, at value (see cost below)	$75,607,024	$25,472,748
Investments in affiliated securities, at value (see cost below)	281,311	239,974
Cash	3,909	0
Receivable for investments sold	594,926	109,967
Receivable for dividends and interest	249,258	13,882
Receivable from adviser	946	4,744
Prepaid expenses and other assets	283	6,326

Total assets	76,737,657	25,847,641

Liabilities
Payable for investments purchased	755,586	201,444
Professional fees payable	60,918	32,791
Trustees’ fees and expenses payable	2,785	2,785
Accrued expenses and other liabilities	15,032	0

Total liabilities	834,321	237,020

Total net assets	$75,903,336	$25,610,621

Investments in unaffiliated securities, at cost	$72,678,411	$23,335,680

Investments in affiliated securities, at cost	$281,311	$239,974

The accompanying notes are an integral part of these financial statements.

208  |  Wells Fargo Funds

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Statements of operations—year ended February 29, 2020

	Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Emerging Markets Bond Portfolio

Investment income
Interest*	$14,974,118	$2,311,383
Income from affiliated securities	185,121	7,448
Dividends**	0	0

Total investment income	15,159,239	2,318,831

Expenses
Advisory fee	317,770	109,354
Custody and accounting fees	58,871	18,665
Professional fees	48,126	59,379
Shareholder report expenses	8,410	7,470
Trustees’ fees and expenses	20,459	20,459
Interest expense	0	0
Other fees and expenses	17,041	9,257

Total expenses	470,677	224,584
Less: Fee waivers and/or expense reimbursements	(63,442)	(71,097)

Net expenses	407,235	153,487

Net investment income (loss)	14,752,004	2,165,344

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	2,813,519	332,518
Futures contracts	0	0
Forward foreign currency contracts	0	0
Foreign currency and foreign currency translations	0	0

Net realized gain (losses) on investments	2,813,519	332,518

Net change in unrealized gains (losses) on
Unaffiliated securities	44,821,599	1,113,039
Futures contracts	0	0
Forward foreign currency contracts	0	0
Foreign currency and foreign currency translations	0	0

Net change in unrealized gains (losses) on investments	44,821,599	1,113,039

Net realized and unrealized gains (losses) on investments	47,635,118	1,445,557

Net increase (decrease) in net assets resulting from operations	$62,387,122	$3,610,901

* Net of foreign interest withholding taxes in the amount of	$0	$0
**Net of foreign dividend withholding taxes in the amount of	$0	$0

The accompanying notes are an integral part of these financial statements.

210  |  Wells Fargo Funds

Statements of operations—year ended February 29, 2020

Factor Enhanced Emerging Markets Portfolio	Factor Enhanced International Portfolio	Factor Enhanced Large Cap Portfolio	Factor Enhanced Small Cap Portfolio	High Yield Corporate Bond Portfolio	International Government Bond Portfolio	Investment Grade Corporate Bond Portfolio

$28,271	$41,437	$103,537	$30,086	$3,700,426	$118,500	$9,593,913
136,960	355,656	609,610	185,648	16,925	1,549	28,280
7,060,245	18,469,276	24,512,813	3,898,641	0	0	0

7,225,476	18,866,369	25,225,960	4,114,375	3,717,351	120,049	9,622,193

374,704	1,020,540	1,142,672	406,113	159,659	27,898	131,568
820,658	512,621	152,491	127,324	13,297	9,267	50,723
48,126	48,992	48,992	48,904	59,449	41,504	48,904
6,473	6,561	6,561	6,547	6,602	6,781	6,914
20,459	20,459	20,459	20,459	20,459	20,459	20,459
0	444	446	0	0	0	0
30,523	37,783	22,110	11,079	9,432	14,742	10,773

1,300,943	1,647,400	1,393,731	620,426	268,898	120,651	269,341
(338,496)	(344,955)	(134,569)	(143,147)	(80,318)	0	(82,500)

962,447	1,302,445	1,259,162	477,279	188,580	120,651	186,841

6,263,029	17,563,924	23,966,798	3,637,096	3,528,771	(602)	9,435,352

(7,793,947)	(2,687,181)	74,131,610	6,498,647	(1,300,689)	734,219	3,167,122
548,183	2,665,842	6,928,889	953,390	0	0	0
0	0	0	0	0	(122,369)	0
(466,622)	169,133	0	0	0	17,081	0

(7,712,386)	147,794	81,060,499	7,452,037	(1,300,689)	628,931	3,167,122

(11,376,521)	(257,219)	(40,169,298)	(22,865,885)	811,481	(100,964)	25,957,585
(319,709)	(2,981,989)	(5,672,190)	(909,537)	0	0	0
0	0	0	0	0	21,072	0
(17,996)	(1,244)	0	0	0	(2,952)	0

(11,714,226)	(3,240,452)	(45,841,488)	(23,775,422)	811,481	(82,844)	25,957,585

(19,426,612)	(3,092,658)	35,219,011	(16,323,385)	(489,208)	546,087	29,124,707

$(13,163,583)	$14,471,266	$59,185,809	$(12,686,289)	$3,039,563	$545,485	$38,560,059

$7	$0	$0	$0	$525	$5,188	$0
$1,043,312	$3,155,001	$80,835	$985	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  211

Statements of operations—year ended February 29, 2020

	Strategic Retirement Bond Portfolio	U.S. REIT Portfolio

Investment income
Interest	$1,714,205	$0
Income from affiliated securities	4,694	2,481
Dividends	0	968,157

Total investment income	1,718,899	970,638

Expenses
Advisory fee	36,167	33,182
Custody and accounting fees	11,246	34,760
Professional fees	48,904	40,698
Shareholder report expenses	7,321	5,378
Trustees’ fees and expenses	20,459	20,459
Other fees and expenses	8,203	8,193

Total expenses	132,300	142,670
Less: Fee waivers and/or expense reimbursements	(53,701)	(80,516)

Net expenses	78,599	62,154

Net investment income	1,640,300	908,484

Realized and unrealized gains (losses) on investments
Net realized gains on investments	168,387	3,095,201
Net change in unrealized gains (losses) on investments	3,638,073	(2,169,132)

Net realized and unrealized gains (losses) on investments	3,806,460	926,069

Net increase in net assets resulting from operations	$5,446,760	$1,834,553

The accompanying notes are an integral part of these financial statements.

212  |  Wells Fargo Funds

Statements of changes in net assets

	Bloomberg Barclays US Aggregate ex-Corporate Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$14,752,004	$19,677,785
Net realized gains (losses) on investments	2,813,519	(11,621,062)
Net change in unrealized gains (losses) on investments	44,821,599	15,499,429

Net increase in net assets resulting from operations	62,387,122	23,556,152

Capital transactions
Transactions in investors’ beneficial interests
Contributions	135,893,333	133,856,823
Withdrawals	(144,584,522)	(572,102,499)

Net decrease in net assets resulting from capital transactions	(8,691,189)	(438,245,676)

Total increase (decrease) in net assets	53,695,933	(414,689,524)

Net assets
Beginning of period	611,739,403	1,026,428,927

End of period	$665,435,336	$611,739,403

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  213

Statements of changes in net assets

	Emerging Markets Bond Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$2,165,344	$2,825,982
Net realized gains (losses) on investments	332,518	(2,373,659)
Net change in unrealized gains (losses) on investments	1,113,039	226,207

Net increase in net assets resulting from operations	3,610,901	678,530

Capital transactions
Transactions in investors’ beneficial interests
Contributions	5,447,656	15,122,153
Withdrawals	(10,607,041)	(46,658,191)

Net decrease in net assets resulting from capital transactions	(5,159,385)	(31,536,038)

Total decrease in net assets	(1,548,484)	(30,857,508)

Net assets
Beginning of period	44,096,172	74,953,680

End of period	$42,547,688	$44,096,172

The accompanying notes are an integral part of these financial statements.

214  |  Wells Fargo Funds

Statements of changes in net assets

	Factor Enhanced Emerging Markets Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$6,263,029	$7,123,928
Net realized losses on investments	(7,712,386)	(27,844,608)
Net change in unrealized gains (losses) on investments	(11,714,226)	(17,615,861)

Net decrease in net assets resulting from operations	(13,163,583)	(38,336,541)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	33,085,504	94,308,309
Withdrawals	(59,525,153)	(162,925,681)

Net decrease in net assets resulting from capital transactions	(26,439,649)	(68,617,372)

Total decrease in net assets	(39,603,232)	(106,953,913)

Net assets
Beginning of period	256,624,591	363,578,504

End of period	$217,021,359	$256,624,591

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  215

Statements of changes in net assets

	Factor Enhanced International Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$17,563,924	$28,525,291
Net realized gains (losses) on investments	147,794	(28,540,454)
Net change in unrealized gains (losses) on investments	(3,240,452)	(33,623,117)

Net increase (decrease) in net assets resulting from operations	14,471,266	(33,638,280)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	33,306,923	104,744,531
Withdrawals	(159,917,517)	(510,735,440)

Net decrease in net assets resulting from capital transactions	(126,610,594)	(405,990,909)

Total decrease in net assets	(112,139,328)	(439,629,189)

Net assets
Beginning of period	697,984,614	1,137,613,803

End of period	$585,845,286	$697,984,614

The accompanying notes are an integral part of these financial statements.

216  |  Wells Fargo Funds

Statements of changes in net assets

	Factor Enhanced Large Cap Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$23,966,798	$33,328,397
Net realized gains on investments	81,060,499	121,046,659
Net change in unrealized gains (losses) on investments	(45,841,488)	(51,351,040)

Net increase in net assets resulting from operations	59,185,809	103,024,016

Capital transactions
Transactions in investors’ beneficial interests
Contributions	30,265,251	148,666,933
Withdrawals	(301,569,041)	(987,981,319)

Net decrease in net assets resulting from capital transactions	(271,303,790)	(839,314,386)

Total decrease in net assets	(212,117,981)	(736,290,370)

Net assets
Beginning of period	1,173,547,590	1,909,837,960

End of period	$961,429,609	$1,173,547,590

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  217

Statements of changes in net assets

	Factor Enhanced Small Cap Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$3,637,096	$4,775,578
Net realized gains on investments	7,452,037	32,272,918
Net change in unrealized gains (losses) on investments	(23,775,422)	(6,095,947)

Net increase (decrease) in net assets resulting from operations	(12,686,289)	30,952,549

Capital transactions
Transactions in investors’ beneficial interests
Contributions	31,716,956	64,244,206
Withdrawals	(67,498,202)	(273,672,529)

Net decrease in net assets resulting from capital transactions	(35,781,246)	(209,428,323)

Total decrease in net assets	(48,467,535)	(178,475,774)

Net assets
Beginning of period	278,034,780	456,510,554

End of period	$229,567,245	$278,034,780

The accompanying notes are an integral part of these financial statements.

218  |  Wells Fargo Funds

Statements of changes in net assets

	High Yield Corporate Bond Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$3,528,771	$6,558,657
Net realized losses on investments	(1,300,689)	(3,427,913)
Net change in unrealized gains (losses) on investments	811,481	55,211

Net increase in net assets resulting from operations	3,039,563	3,185,955

Capital transactions
Transactions in investors’ beneficial interests
Contributions	8,823,305	14,575,719
Withdrawals	(45,182,920)	(60,910,365)

Net decrease in net assets resulting from capital transactions	(36,359,615)	(46,334,646)

Total decrease in net assets	(33,320,052)	(43,148,691)

Net assets
Beginning of period	87,309,084	130,457,775

End of period	$53,989,032	$87,309,084

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  219

Statements of changes in net assets

	International Government Bond Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income (loss)	$(602)	$29,137
Net realized gains (losses) on investments	628,931	(428,746)
Net change in unrealized gains (losses) on investments	(82,844)	(76,796)

Net increase (decrease) in net assets resulting from operations	545,485	(476,405)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	443	1,004,217
Withdrawals	(50,294)	(5,171)

Net increase (decrease) in net assets resulting from capital transactions	(49,851)	999,046

Total increase in net assets	495,634	522,641

Net assets
Beginning of period	10,718,641	10,196,000

End of period	$11,214,275	$10,718,641

The accompanying notes are an integral part of these financial statements.

220  |  Wells Fargo Funds

Statements of changes in net assets

	Investment Grade Corporate Bond Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$9,435,352	$13,756,980
Net realized gains (losses) on investments	3,167,122	(4,249,388)
Net change in unrealized gains (losses) on investments	25,957,585	(4,066,644)

Net increase in net assets resulting from operations	38,560,059	5,440,948

Capital transactions
Transactions in investors’ beneficial interests
Contributions	29,912,651	66,284,750
Withdrawals	(70,686,869)	(269,591,983)

Net decrease in net assets resulting from capital transactions	(40,774,218)	(203,307,233)

Total decrease in net assets	(2,214,159)	(197,866,285)

Net assets
Beginning of period	264,130,016	461,996,301

End of period	$261,915,857	$264,130,016

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  221

Statements of changes in net assets

	Strategic Retirement Bond Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$1,640,300	$2,226,980
Net realized gains (losses) on investments	168,387	(1,315,845)
Net change in unrealized gains (losses) on investments	3,638,073	1,248,713

Net increase in net assets resulting from operations	5,446,760	2,159,848

Capital transactions
Transactions in investors’ beneficial interests
Contributions	11,312,659	19,159,799
Withdrawals	(13,995,099)	(74,404,978)

Net decrease in net assets resulting from capital transactions	(2,682,440)	(55,245,179)

Total increase (decrease) in net assets	2,764,320	(53,085,331)

Net assets
Beginning of period	73,139,016	126,224,347

End of period	$75,903,336	$73,139,016

The accompanying notes are an integral part of these financial statements.

222  |  Wells Fargo Funds

Statements of changes in net assets

	U.S. REIT Portfolio
	Year ended February 29, 2020	Year ended February 28, 2019

Operations
Net investment income	$908,484	$1,656,997
Net realized gains on investments	3,095,201	1,717,011
Net change in unrealized gains (losses) on investments	(2,169,132)	7,122,923

Net increase in net assets resulting from operations	1,834,553	10,496,931

Capital transactions
Transactions in investors’ beneficial interests
Contributions	5,390,330	9,516,600
Withdrawals	(25,181,044)	(42,660,330)

Net decrease in net assets resulting from capital transactions	(19,790,714)	(33,143,730)

Total decrease in net assets	(17,956,161)	(22,646,799)

Net assets
Beginning of period	43,566,782	66,213,581

End of period	$25,610,621	$43,566,782

The accompanying notes are an integral part of these financial statements.

Wells Fargo Funds  |  223

Financial highlights

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Year ended February 29, 2020	2.32%	0.07%	0.06%	10.34%	46%
Year ended February 28, 2019	2.38%	0.08%	0.07%	3.23%	72%
Year ended February 28, 2018[2]	2.03%	0.08%	0.07%	(1.39)%	221%

Emerging Markets Bond Portfolio
Year ended February 29, 2020	4.95%	0.51%	0.35%	8.59%	36%
Year ended February 28, 2019	4.70%	0.44%	0.40%	2.84%	38%
Year ended February 28, 2018[2]	4.19%	0.44%	0.43%	0.62%	174%

Factor Enhanced Emerging Markets Portfolio
Year ended February 29, 2020	2.51%	0.52%	0.39%	(6.15)%	59%
Year ended February 28, 2019	2.33%	0.58%	0.45%	(11.16)%	81%
Year ended February 28, 2018[2]	1.56%	0.49%	0.49%	13.43%	136%

Factor Enhanced International Portfolio
Year ended February 29, 2020	2.58%	0.24%	0.19%	1.23%	44%
Year ended February 28, 2019	3.03%	0.23%	0.20%	(2.91)%	47%
Year ended February 28, 2018[2]	1.74%	0.21%	0.21%	8.99%	106%

Factor Enhanced Large Cap Portfolio
Year ended February 29, 2020	2.10%	0.12%	0.11%	4.00%	25%
Year ended February 28, 2019	2.09%	0.12%	0.11%	7.60%	23%
Year ended February 28, 2018[2]	1.94%	0.12%	0.12%	11.92%	75%

Factor Enhanced Small Cap Portfolio
Year ended February 29, 2020	1.35%	0.23%	0.18%	(5.94)%	40%
Year ended February 28, 2019	1.29%	0.21%	0.19%	7.05%	37%
Year ended February 28, 2018[2]	1.23%	0.19%	0.19%	8.75%	85%

High Yield Corporate Bond Portfolio
Year ended February 29, 2020	5.54%	0.42%	0.30%	3.97%	52%
Year ended February 28, 2019	6.06%	0.34%	0.32%	3.70%	47%
Year ended February 28, 2018[2]	5.36%	0.37%	0.37%	0.49%	122%

International Government Bond Portfolio
Year ended February 29, 2020	(0.01)%	1.08%	1.08%	5.07%	291%
Year ended February 28, 2019	0.28%	1.10%	1.10%	(4.67)%	276%
Year ended February 28, 2018[3]	(0.18)%	1.69%	1.69%	1.95%	224%

Investment Grade Corporate Bond Portfolio
Year ended February 29, 2020	3.59%	0.10%	0.07%	15.72%	18%
Year ended February 28, 2019	3.74%	0.09%	0.08%	2.29%	25%
Year ended February 28, 2018[2]	3.48%	0.08%	0.08%	(0.12)%	61%

Strategic Retirement Bond Portfolio
Year ended February 29, 2020	2.27%	0.18%	0.11%	7.75%	41%
Year ended February 28, 2019	2.23%	0.16%	0.14%	2.47%	23%
Year ended February 28, 2018[2]	1.45%	0.17%	0.17%	(1.40)%	193%

U.S. REIT Portfolio
Year ended February 29, 2020	2.73%	0.43%	0.19%	2.65%	26%
Year ended February 28, 2019	2.91%	0.26%	0.23%	19.52%	20%
Year ended February 28, 2018[2]	2.53%	0.33%	0.32%	(8.74)%	51%

[1]	Returns for periods of less than one year are not annualized.

[2]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

[3]	For the period from August 16, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

224  |  Wells Fargo Funds

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio (“Bloomberg Barclays US Aggregate ex-Corporate Portfolio”), Wells Fargo Emerging Markets Bond Portfolio (“Emerging Markets Bond Portfolio”), Wells Fargo Factor Enhanced Emerging Markets Portfolio (“Factor Enhanced Emerging Markets Portfolio”), Wells Fargo Factor Enhanced International Portfolio (“Factor Enhanced International Portfolio”), Wells Fargo Factor Enhanced Large Cap Portfolio (“Factor Enhanced Large Cap Portfolio”), Wells Fargo Factor Enhanced Small Cap Portfolio (“Factor Enhanced Small Cap Portfolio”), Wells Fargo High Yield Corporate Bond Portfolio (“High Yield Corporate Bond Portfolio”), Wells Fargo International Government Bond Portfolio (“International Government Bond Portfolio”), Wells Fargo Investment Grade Corporate Bond Portfolio (“Investment Grade Corporate Bond Portfolio”), Wells Fargo Strategic Retirement Bond Portfolio (“Strategic Retirement Bond Portfolio”) and Wells Fargo U.S. REIT Portfolio (“U.S. REIT Portfolio”) (each, a “Portfolio”, collectively, the “Porfolios”). Each Portfolio is a diversified series of the Trust and is structured as a partnership for federal income tax purposes.

The Portfolios offer their shares only to other affiliated Wells Fargo Funds and not directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolios’ Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On February 29, 2020, such fair value pricing was used in pricing certain foreign securities in Factor Enhanced Emerging Markets Portfolio and Factor Enhanced International Portfolio.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has

Wells Fargo Funds  |  225

Notes to financial statements

delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of each Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between each Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and foreign exchange rates and is subject to equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

226  |  Wells Fargo Funds

Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of February 29, 2020, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$636,140,690	$34,297,165	$(5,878)	$34,291,287

Emerging Markets Bond Portfolio	42,801,112	0	(266,813)	(266,813)

Factor Enhanced Emerging Markets Portfolio	233,370,365	0	(19,854,450)	(19,854,450)

Factor Enhanced International Portfolio	570,115,437	13,210,421	(6,412,421)	6,798,000

Factor Enhanced Large Cap Portfolio	813,855,259	140,565,361	(6,901,724)	133,663,637

Factor Enhanced Small Cap Portfolio	235,813,258	0	(9,174,094)	(9,174,094)

High Yield Corporate Bond Portfolio	54,863,675	0	(1,731,530)	(1,731,530)

International Government Bond Portfolio	11,200,368	0	(46,027)	(46,027)

Investment Grade Corporate Bond Portfolio	232,908,836	26,153,299	(605,586)	25,547,713

Strategic Retirement Bond Portfolio	72,987,105	2,932,479	(31,249)	2,901,230

U.S. REIT Portfolio	24,500,429	2,124,771	(912,478)	1,212,293

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Wells Fargo Funds  |  227

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of February 29, 2020:

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$251,858,709	$0	$251,858,709

Asset-backed securities	0	4,017,679	0	4,017,679

Municipal obligations	0	5,865,210	0	5,865,210

Non-agency mortgage-backed securities	0	10,194,533	0	10,194,533

U.S. Treasury securities	352,222,173	0	0	352,222,173

Yankee corporate bonds and notes	0	20,400,064	0	20,400,064

Yankee government bonds	0	14,494,177	0	14,494,177

Short-term investments

Investment companies	11,379,432	0	0	11,379,432

Total assets	$363,601,605	$306,830,372	$0	$670,431,977

Emerging Markets Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Yankee corporate bonds and notes	$0	$5,925,086	$0	$5,925,086

Yankee government bonds	0	35,686,918	0	35,686,918

Short-term investments

Investment companies	922,295	0	0	922,295

Total assets	$922,295	$41,612,004	$0	$42,534,299

228  |  Wells Fargo Funds

Notes to financial statements

Factor Enhanced Emerging Markets Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Belgium	$27,131	$0	$0	$27,131

Brazil	11,864,671	12,806	0	11,877,477

Chile	971,188	1,346,682	0	2,317,870

China	8,822,790	28,715,689	0	37,538,479

Columbia	693,515	0	0	693,515

Czech Republic	249,644	350,220	0	599,864

Egypt	505,936	0	0	505,936

Greece	104,725	778,177	0	882,902

Hong Kong	0	3,502,569	0	3,502,569

Hungary	438,622	568,065	0	1,006,687

India	6,404,032	30,731,941	19,732	37,155,705

Indonesia	226,906	4,155,225	0	4,382,131

Malaysia	803,702	4,361,179	0	5,164,881

Mexico	7,333,148	0	0	7,333,148

Netherlands	0	177,437	0	177,437

Philippines	1,042,143	3,122,133	31,407	4,195,683

Romania	0	131,464	0	131,464

Russia	406,152	13,583,777	0	13,989,929

South Africa	1,579,316	5,365,110	0	6,944,426

South Korea	201,100	24,180,315	0	24,381,415

Taiwan	154,952	25,726,489	0	25,881,441

Thailand	218,674	9,689,338	0	9,908,012

Turkey	77,711	1,860,214	0	1,937,925

Foreign corporate bonds and notes	0	3,269	0	3,269

Preferred stocks

Brazil	6,116,373	0	0	6,116,373

Chile	51,120	120,586	0	171,706

Columbia	238,442	0	0	238,442

Russia	171,400	27,701	0	199,101

Rights

South Korea	0	241	0	241

Warrants

Malaysia	0	11,545	0	11,545

Thailand	0	2,097	0	2,097

Short-term investments

Investment companies	6,720,374	0	0	6,720,374

Total assets	$55,423,767	$158,524,269	$51,139	$213,999,175

Liabilities

Futures contracts	$483,260	$0	$0	$483,260

Total liabilities	$483,260	$0	$0	$483,260

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Notes to financial statements

Factor Enhanced International Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$129,127	$50,362,773	$0	$50,491,900

Austria	0	1,532,734	0	1,532,734

Belgium	554,905	3,193,462	0	3,748,367

Canada	59,892,132	1,042,746	0	60,934,878

China	0	1,774,414	0	1,774,414

Denmark	1,394,829	12,007,880	0	13,402,709

Finland	349,713	6,348,974	0	6,698,687

France	859,689	31,538,169	0	32,397,858

Germany	1,213,610	25,438,694	0	26,652,304

Hong Kong	101,080	15,604,065	0	15,705,145

Ireland	1,771,955	6,614,148	0	8,386,103

Italy	0	8,566,963	0	8,566,963

Japan	153,208	122,447,882	0	122,601,090

Luxembourg	302,250	1,292,956	0	1,595,206

Netherlands	1,878,646	16,415,120	0	18,293,766

New Zealand	0	2,565,603	0	2,565,603

Norway	0	4,297,102	0	4,297,102

Papua New Guinea	0	235,896	0	235,896

Poland	117,878	1,546,848	0	1,664,726

Portugal	0	1,174,660	0	1,174,660

Singapore	0	9,743,710	0	9,743,710

Spain	137,031	11,681,786	0	11,818,817

Sweden	760,807	17,188,512	0	17,949,319

Switzerland	879,197	48,149,083	0	49,028,280

Thailand	0	268,370	0	268,370

United Kingdom	1,075,018	81,386,244	0	82,461,262

United States	161,542	0	0	161,542

Preferred stocks

Germany	0	1,400,846	0	1,400,846

Rights

Spain	0	6,415	0	6,415

Short-term investments

Investment companies	24,301,039	0	0	24,301,039

Total assets	$96,033,656	$483,826,055	$0	$579,859,711

Liabilities

Futures contracts	$2,946,274	$0	$0	$2,946,274

Total liabilities	$2,946,274	$0	$0	$2,946,274

230  |  Wells Fargo Funds

Notes to financial statements

Factor Enhanced Large Cap Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$83,539,097	$0	$0	$83,539,097

Consumer discretionary	86,202,122	0	0	86,202,122

Consumer staples	93,202,603	0	0	93,202,603

Energy	31,220,500	0	0	31,220,500

Financials	112,081,616	0	0	112,081,616

Health care	168,813,051	0	0	168,813,051

Industrials	110,803,737	0	0	110,803,737

Information technology	100,460,375	0	0	100,460,375

Materials	26,678,598	0	0	26,678,598

Real estate	58,998,368	0	0	58,998,368

Utilities	43,636,206	0	0	43,636,206

Rights

Health care	0	141,316	0	141,316

Short-term investments

Investment companies	37,548,710	0	0	37,548,710

Total assets	$953,184,983	$141,316	$0	$953,326,299

Liabilities

Futures contracts	$5,807,403	$0	$0	$5,807,403

Total liabilities	$5,807,403	$0	$0	$5,807,403

Factor Enhanced Small Cap Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$6,834,090	$0	$32,978	$6,867,068

Consumer discretionary	26,630,671	0	0	26,630,671

Consumer staples	9,543,453	0	0	9,543,453

Energy	4,892,565	0	0	4,892,565

Financials	45,388,202	0	0	45,388,202

Health care	28,935,676	0	0	28,935,676

Industrials	32,653,617	0	0	32,653,617

Information technology	28,562,803	0	0	28,562,803

Materials	8,978,374	0	0	8,978,374

Real estate	21,380,823	0	61,417	21,442,240

Utilities	6,905,841	0	0	6,905,841

Rights

Financials	0	0	0	0

Health care	0	178	1,208	1,386

Warrants

Energy	0	0	0	0

Short-term investments

Investment companies	6,867,519	0	0	6,867,519

Total assets	$227,573,634	$178	$95,603	$227,669,415

Liabilities

Futures contracts	$1,030,251	$0	$0	$1,030,251

Total liabilities	$1,030,251	$0	$0	$1,030,251

Wells Fargo Funds  |  231

Notes to financial statements

High Yield Corporate Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:
Corporate bonds and notes	$0	$43,124,063	$0	$43,124,063

Yankee corporate bonds and notes	0	8,668,782	0	8,668,782

Short-term investments

Investment companies	1,339,300	0	0	1,339,300

Total assets	$1,339,300	$51,792,845	$0	$53,132,145

International Government Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:
Foreign government bonds	$0	$11,118,180	$0	$11,118,180

Short-term investments

Investment companies	51,894	0	0	51,894

	51,894	11,118,180	0	11,170,074

Forward foreign currency contracts	0	21,275	0	21,275

Total assets	$51,894	$11,139,455	$0	$11,191,349

Liabilities

Forward foreign currency contracts	$0	$37,008	$0	$37,008

Total liabilities	$0	$37,008	$0	$37,008

Investment Grade Corporate Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:
Corporate bonds and notes	$0	$209,553,154	$0	$209,553,154

Yankee corporate bonds and notes	0	48,613,662	0	48,613,662

Short-term investments

Investment companies	289,733	0	0	289,733

Total assets	$289,733	$258,166,816	$0	$258,456,549

Strategic Retirement Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:
Agency securities	$0	$947,373	$0	$947,373

U.S. Treasury securities	74,659,651	0	0	74,659,651

Short-term investments

Investment companies	281,311	0	0	281,311

Total assets	$74,940,962	$947,373	$0	$75,888,335

232  |  Wells Fargo Funds

Notes to financial statements

U.S. REIT Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:
Common stocks

Real estate	$25,472,748	$0	$0	$25,472,748

Short-term investments

Investment companies	239,974	0	0	239,974

Total assets	$25,712,722	$0	$0	$25,712,722

Additional sector, industry or geographic detail for each Portfolio is included in the Portfolio of investments.

Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following each applicable Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended February 29, 2020, the Portfolios did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the applicable subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the average daily net assets of each Portfolio.

Bloomberg Barclays US Aggregate ex-Corporate Portfolio Investment Grade Corporate Bond Portfolio Strategic Retirement Bond Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.05%

	Next $5 billion	0.04

	Over $10 billion	0.03

Emerging Markets Bond Portfolio High Yield Corporate Bond Portfolio International Government Bond Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.25%

	Next $5 billion	0.23

	Over $10 billion	0.21

Factor Enhanced Emerging Markets Portfolio Factor Enhanced International Portfolio Factor Enhanced Small Cap Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.15%

	Next $5 billion	0.13

	Over $10 billion	0.11

Factor Enhanced Large Cap Portfolio U.S. REIT Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.10%

	Next $5 billion	0.08

	Over $10 billion	0.06

Wells Fargo Funds  |  233

Notes to financial statements

For the year ended February 29, 2020, the advisory fee was equivalent to an annual rate for each Portfolio as follows:

Advisory fee

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.05%

Emerging Markets Bond Portfolio	0.25

Factor Enhanced Emerging Markets Portfolio	0.15

Factor Enhanced International Portfolio	0.15

Factor Enhanced Large Cap Portfolio	0.10

Factor Enhanced Small Cap Portfolio	0.15

High Yield Corporate Bond Portfolio	0.25

International Government Bond Portfolio	0.25

Investment Grade Corporate Bond Portfolio	0.05

Strategic Retirement Bond Portfolio	0.05

U.S. REIT Portfolio	0.10

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Portfolios. Funds Management has engaged Wells Capital Management Incorporated (“WellsCap”) and Wells Fargo Asset Management (International) Limited (“WFAM (I) Limited”), each an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, as subadvisers. Prior to August 1, 2019, Wells Fargo Asset Management (International), LLC (“WFAM (I) LLC”) was the subadviser for Emerging Markets Bond Portfolio and International Government Bond Portfolio. Effective August 1, 2019, WFAM (I) LLC merged with WFAM (I) Limited and WFAM (I) Limited became the subadviser to these Portfolios. This transaction did not result in any changes to the services provided to these Portfolios or to the strategies or fees and expenses. The fee for sub-advisory services is borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio as follows:

		Subadvisory fee

	Subadviser	starting at	declining to
Bloomberg Barclays US Aggregate ex-Corporate Portfolio	WellsCap	0.04%	0.03%
Emerging Markets Bond Portfolio	WFAM (I) Limited	0.09	0.07
Factor Enhanced Emerging Markets Portfolio	WellsCap	0.08	0.05
Factor Enhanced International Portfolio	WellsCap	0.08	0.05
Factor Enhanced Large Cap Portfolio	WellsCap	0.06	0.04
Factor Enhanced Small Cap Portfolio	WellsCap	0.08	0.05
High Yield Corporate Bond Portfolio	WellsCap	0.09	0.07
International Government Bond Portfolio	WFAM (I) Limited	0.09	0.07
Investment Grade Corporate Bond Portfolio	WellsCap	0.04	0.03
Strategic Retirement Bond Portfolio	WellsCap	0.04	0.03
U.S. REIT Portfolio	WellsCap	0.06	0.04

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

Interfund transactions

The Portfolios may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

234  |  Wells Fargo Funds

Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2020 were as follows:

	Purchases at cost		Sales proceeds

	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$307,916,397	$28,879,069	$256,175,659	$29,995,789

Emerging Markets Bond Portfolio	0	15,209,255	0	17,810,261

Factor Enhanced Emerging Markets Portfolio	0	138,836,075	0	157,590,204

Factor Enhanced International Portfolio	0	280,483,534	0	382,891,851

Factor Enhanced Large Cap Portfolio	0	273,029,226	0	501,992,653

Factor Enhanced Small Cap Portfolio	0	101,910,738	0	121,467,164

High Yield Corporate Bond Portfolio	0	31,683,821	0	62,908,632

International Government Bond Portfolio	0	31,946,163	0	32,009,115

Investment Grade Corporate Bond Portfolio	0	46,237,098	0	73,593,548

Strategic Retirement Bond Portfolio	29,041,108	769,500	30,373,054	1,159,613

U.S. REIT Portfolio	0	8,457,891	0	26,958,065

6. DERIVATIVE TRANSACTIONS

During the year ended February 29, 2020, Factor Enhanced Emerging Markets Portfolio, Factor Enhanced International Portfolio, Factor Enhanced Large Cap Portfolio and Factor Enhanced Small Cap Portfolio entered into futures contracts to gain market exposure. International Government Bond Portfolio entered into forward foreign currency contracts for economic hedging purposes.

The table below discloses the volume of the following Portfolio’s derivative activity during the year ended February 29, 2020.

	Factor Enhanced Emerging Markets Portfolio	Factor Enhanced International Portfolio	Factor Enhanced Large Cap Portfolio	Factor Enhanced Small Cap Portfolio	International Government Bond Portfolio

Futures contracts

Average notional balance on long futures	$10,346,239	$24,802,004	$39,145,394	$11,207,809	N/A

Average notional balance on short futures	0	0	0	0	N/A

Forward foreign currency contracts

Average contract amounts to buy	N/A	N/A	N/A	N/A	$2,277,079

Average contract amounts to sell	N/A	N/A	N/A	N/A	2,178,821

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the

Wells Fargo Funds  |  235

Notes to financial statements

Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

International Government Bond Portfolio	State Street Bank	$21,275	$(21,275)	$0	$0

	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

International Government Bond Portfolio	State Street Bank	$37,008	$(21,275)	$0	$15,733

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby each Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended February 29, 2020, the Portfolios had the following borrowing activity:

	Average borrowings outstanding	Weighted average interest rate	Interest paid

Factor Enhanced International Portfolio	$15,363	2.89%	$444

Factor Enhanced Large Cap Portfolio	15,540	2.87%	446

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of each Portfolio adopted the change in accounting policy which did not have a material impact to each Portfolio’s financial statements.

236  |  Wells Fargo Funds

Notes to financial statements

10. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Portfolios and the securities in which the Portfolios invest have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Funds  |  237

Report of independent registered public accounting firm

To the Shareholders of the Portfolios and Board of Trustees

Wells Fargo Master Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Portfolio, Wells Fargo Factor Enhanced International Portfolio, Wells Fargo Factor Enhanced Large Cap Portfolio, Wells Fargo Factor Enhanced Small Cap Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo International Government Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio (collectively, the Portfolios), eleven of the portfolios constituting Wells Fargo Master Trust, including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from May 23, 2017 (commencement of operations) to February 29, 2020, except for Wells Fargo International Government Bond Portfolio, which is for each of the years or periods in the period from August 16, 2017 (commencement of operations) to February 29, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from the commencement of operations to February 29, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 28, 2020

238  |  Wells Fargo Funds

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 29, 2020:

20% rate gain distribution

U.S. Core Bond Fund	$3,786

For the fiscal year ended February 29, 2020, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income

U.S. Core Bond Fund	24.10%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds and Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Funds  |  239

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 146 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

240  |  Wells Fargo Funds

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Funds  |  241

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

242  |  Wells Fargo Funds

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-04684 04-20

AII/AR160 02-20

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended February 29, 2020		Fiscal year ended February 28, 2019
Audit fees	$496,090		$569,750
Audit-related fees	—		—
Tax fees (1)	88,080		120,940
All other fees	—		—

	$584,170	*	$690,690

*	Excludes amounts related to Funds that liquidated during the fiscal year.
(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: April 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: April 28, 2020

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: April 28, 2020